================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06175

                               ECLIPSE FUNDS INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E. H. Morrison, Esq.
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: 11/1/06-04/30/07

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CASH RESERVES FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2007

MESSAGE FROM
THE PRESIDENT

At MainStay, we take special pride in providing investors with single-point access to the expertise of six diverse institutional boutique investment firms. Each mutual fund we offer is advised or subadvised by one or more institutional money managers, each of which has the autonomy to focus on its own unique investment style. By preserving the integrity of these boutiques, in both process and culture, we believe that we are helping to achieve greater consistency of returns for our shareholders.

New York Life Investment Management uses these boutiques to power its MainStay Funds, which seek to achieve investment excellence for our shareholders and maintain a disciplined, long-term perspective.

Equity investors were generally rewarded for holding their ground during the turbulent six months ended April 30, 2007. In late February and early March 2007, a correction in the Chinese stock market took a toll on stocks around the world. Fortunately, positive earnings reports led to a substantial rebound, and U.S. stocks in general recorded gains across every sector for the six-month reporting period. While past performance is no guarantee of future results, international stocks as a whole were even stronger, providing solid double-digit returns.

According to Russell data for U.S. equity markets, mid-cap companies generally outperformed small-and large-capitalization companies, and value stocks outperformed growth stocks among mid- and large-cap issuers.

During the six months ended April 30, 2007, the Federal Open Market Committee
(FOMC) maintained the federal funds target rate at a steady 5.25%, hoping that earlier rate hikes would be sufficient to keep inflation in check. The yield curve remained inverted throughout the reporting period, with Treasury bills yielding more than 10-year Treasury bonds. Although an inverted yield curve is sometimes associated with a heightened risk of recession, the FOMC continued to focus on the potential for moderate economic expansion.

Shorter-term interest rates declined slightly during the reporting period and longer-term interest rates rose. While rising interest rates hurt bond prices, most broad domestic bond-market indices provided modest but positive total returns.

Early in 2007, several subprime mortgage lenders faced higher-than-anticipated delinquencies and defaults, raising concerns about underwriting practices. Several lenders filed for bankruptcy protection, and others saw their stock prices decline. Fortunately, we believe that there is little evidence that the difficulties will undermine fixed-income markets in general.

As always, we appreciate your decision to make MainStay Funds part of your overall investment strategy. We look forward to serving your financial interests and growing together for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                            MAINSTAY
                            CASH RESERVES FUND

                            MainStay Funds

                            Semiannual Report

                            Unaudited

                            April 30, 2007

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                       9
--------------------------------------------------------------------------------

Financial Statements                                                          12
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     22
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  25
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        25
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               25
--------------------------------------------------------------------------------

Directors and Officers                                                        26

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

CLASS I SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX         ONE        FIVE         TEN
TOTAL RETURNS            MONTHS       YEAR       YEARS       YEARS
------------------------------------------------------------------
                         2.43%        4.88%      2.31%       3.58%

7-DAY CURRENT YIELD: 4.85%

(PERFORMANCE GRAPH)

                                                                                                             AVERAGE LIPPER
                                                 MAINSTAY CASH RESERVES       AVERAGE LIPPER MONEY         INSTITUTIONAL MONEY
                                                          FUND                     MARKET FUND                 MARKET FUND
                                                 ----------------------       --------------------         -------------------
4/30/97                                                   10000                       10000                       10000
                                                          10523                       10494                       10546
                                                          11065                       10981                       11086
                                                          11642                       11512                       11674
                                                          12348                       12162                       12390
                                                          12685                       12439                       12729
                                                          12840                       12552                       12898
                                                          12923                       12604                       12999
                                                          13104                       12746                       13199
                                                          13555                       13148                       13676
4/30/07                                                   14217                       13752                       14366

SWEEP SHARES CLASS SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX         ONE        FIVE         TEN
TOTAL RETURNS            MONTHS       YEAR       YEARS       YEARS
------------------------------------------------------------------
                         2.18%        4.36%      1.80%       3.06%

7-DAY CURRENT YIELD: 4.35%

(PERFORMANCE GRAPH)

                                                                                                             AVERAGE LIPPER
                                                 MAINSTAY CASH RESERVES       AVERAGE LIPPER MONEY         INSTITUTIONAL MONEY
                                                       FUND SWEEP                  MARKET FUND                 MARKET FUND
                                                 ----------------------       --------------------         -------------------
4/30/97                                                   10000                       10000                       10000
                                                          10482                       10494                       10546
                                                          10944                       10981                       11086
                                                          11457                       11512                       11674
                                                          12091                       12162                       12390
                                                          12359                       12439                       12729
                                                          12448                       12552                       12898
                                                          12466                       12604                       12999
                                                          12578                       12746                       13199
                                                          12948                       13148                       13676
4/30/07                                                   13513                       13752                       14366

                                                          SIX         ONE        FIVE         TEN
BENCHMARK PERFORMANCE                                    MONTHS       YEAR       YEARS       YEARS
------------------------------------------------------------------------------------------------------

Average Lipper money market fund(2)                      2.22%        4.47%      1.95%       3.24%
Average Lipper institutional money market fund(2)         2.47        4.98       2.40        3.69

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Sweep Shares Class shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .25% and are available only through financial institutions participating in a sweep account arrangement. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/7/98, performance for the Sweep Shares Class shares (first offered 12/8/98) includes the performance of Class I shares.
1. As of 4/30/07, MainStay Cash Reserves Fund had an effective 7-day yield of 4.97% and a 7-day current yield of 4.85% for Class I shares and an effective 7-day yield of 4.44% and a 7-day current yield of 4.35% for Sweep Shares Class shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the 7-day current yield would have been 4.87% and 4.75% for Class I shares and 4.34% and 4.25% for Sweep Shares Class shares. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The current yield is more reflective of the Fund's earnings than the total return.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CASH RESERVES FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2006, to April 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2006, to April 30, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/06           4/30/07           PERIOD(1)           4/30/07            PERIOD(1)

CLASS I SHARES                        $1,000.00         $1,024.30            $2.51            $1,022.50             $2.51
---------------------------------------------------------------------------------------------------------------------------

CLASS SWEEP SHARES                    $1,000.00         $1,021.80            $5.01            $1,020.00             $5.01
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Class I and 1.00% for Sweep Shares Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

 6   MainStay Cash Reserves Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2007

(COMPOSITION PIE CHART)

                                 MEDIUM-TERM                       CERTIFICATES OF      CORPORATE        REPURCHASE
COMMERCIAL PAPER                    NOTES          BANK NOTES          DEPOSIT            BONDS           AGREEMENT
----------------                 -----------       ----------      ---------------      ---------        ----------
84.8                                3.80              3.30              3.30              3.00              1.60

                                   CASH AND
                                OTHER ASSETS,
COMMERCIAL PAPER               LESS LIABILITIES
----------------               ----------------
84.8                                 0.20

See Portfolio of Investments on page 9 for specific holdings within these categories.

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Mark C. Boyce and David E. Clement, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY CASH RESERVES FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2007?

For the seven-day period ended April 30, 2007, MainStay Cash Reserves Fund Class I shares provided a current yield of 4.85% and an effective yield of 4.97% while Sweep Shares Class shares provided a current yield of 4.35% and an effective yield of 4.44%. For the six months ended April 30, 2007, MainStay Cash Reserves Fund Class I shares returned 2.43% and Sweep Shares Class shares returned 2.18%. Class I shares outperformed--and Sweep Shares Class shares underperformed--the 2.22% return of the average Lipper(1) money market fund for the six months ended April 30, 2007. Over the same period, both share classes underperformed the 2.47% return of the average Lipper institutional money market fund.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The most significant factor that influenced the money markets during the six-month reporting period was the Federal Open Market Committee's decision to hold the federal funds target rate constant at 5.25%. Our duration strategy focused on keeping what we viewed to be a neutral stance in relation to a steady and unchanging Federal Reserve monetary policy. The Fund maintained an average-weighted-maturity target of 40 to 45 days. The strategy worked out well, since rates on short-term securities--particularly those with maturities of six months or less--remained relatively stable during the reporting period.

DID YOU TRY TO CAPITALIZE ON THE FLAT AND INVERTED YIELD CURVE DURING THE REPORTING PERIOD?

The Federal Reserve's lack of direct intervention in the management of short-term rates kept money market participants on edge for most of the reporting period. The shape of the yield curve, measured as the difference between 12-month LIBOR and one-month LIBOR,(2) reflected this concern by remaining relatively flat for most of the reporting period and even inverting at times. This yield-curve shape prompted the Fund to focus the majority of its investments during the reporting period on securities with maturities of six months or less.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

As spreads tightened between short-term corporate securities and commercial paper, we chose to increase our allocation to commercial paper, the most liquid sector of the money market.

Floating-rate securities, like their fixed-rate counterparts, saw spreads tighten during the reporting period. We continued to find value in specific floating-rate issuers, however, which allowed the Fund to add yield without increasing the weighted average maturity of its portfolio. We added to the Fund's corporate floating-rate holdings through investments in Merrill Lynch, SunTrust Bank and Toronto Dominion Bank.

Tight spreads prompted us to forgo investments in asset-backed securities, and by the end of the reporting period the Fund had no asset-backed exposure. We also continued to reduce the Fund's exposure to repurchase agreements. Our reducing exposure in these two areas allowed the Fund to increase its overall yield.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 5 for more information about Lipper Inc.
2. London interbank offered rates (LIBOR), are floating interest rates that are widely used as base rates in bank, corporate and government lending agreements.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 8   MainStay Cash Reserves Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2007 UNAUDITED

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (99.8%)+
------------------------------------------------------------------------------
BANK NOTES (3.3%)
Branch Banking & Trust
  5.418%, due 6/4/07 (a)                            $ 5,075,000   $  5,075,468
National City Bank
  5.38%, due 9/7/07 (a)                               5,000,000      5,001,494
  5.41%, due 9/4/07 (a)                               5,000,000      5,001,787
Wachovia Bank N.A.
  5.30%, due 5/22/07 (a)                              5,000,000      5,000,000
                                                                  ------------
                                                                    20,078,749
                                                                  ------------
CERTIFICATES OF DEPOSIT (3.3%)
Deutsche Bank AG
  5.40%, due 4/24/08 (a)                             10,000,000     10,000,000
Royal Bank of Canada
  5.42%, due 2/7/08                                   5,000,000      5,000,000
SunTrust Banks, Inc.
  5.29%, due 10/29/07 (a)                             5,000,000      5,000,262
                                                                  ------------
                                                                    20,000,262
                                                                  ------------
COMMERCIAL PAPER (84.8%)
Abbott Laboratories
  5.23%, due 5/1/07 (b)                               8,229,000      8,229,000
  5.23%, due 5/2/07 (b)                              10,000,000      9,998,547
Anheuser-Busch Cos., Inc.
  5.17%, due 5/21/07 (b)                             10,000,000      9,971,278
Barton Capital Corp.
  5.23%, due 6/7/07 (b)                              10,000,000      9,946,247
  5.25%, due 5/9/07 (b)                              10,000,000      9,988,333
CAFCO LLC
  5.22%, due 7/23/07 (b)                             10,000,000      9,879,650
Cargill Global Fund PLC
  5.26%, due 5/30/07 (b)                              7,000,000      6,970,339
Ciesco LLC
  5.24%, due 5/3/07 (b)                              10,000,000      9,997,089
CIT Group, Inc.
  5.20%, due 7/19/07 (b)                              5,000,000      4,942,944
Coca-Cola Co. (The)
  5.18%, due 7/13/07 (b)                             10,000,000      9,894,961
  5.21%, due 5/11/07 (b)                             10,000,000      9,985,528
Colgate-Palmolive Co.
  5.20%, due 5/22/07 (b)                             10,000,000      9,969,667
Countrywide Financial Corp.
  5.30%, due 5/7/07                                  10,000,000      9,991,167
  5.30%, due 5/16/07                                 10,000,000      9,977,917
CRC Funding LLC
  5.25%, due 6/15/07 (b)                             10,000,000      9,934,375
  5.26%, due 5/14/07 (b)                             10,000,000      9,981,006
Edison Asset Securitization LLC
  5.11%, due 6/5/07 (b)                               5,000,000      4,975,159
  5.19%, due 9/10/07 (b)                             10,000,000      9,809,700

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
Emerson Electric Co.
  5.22%, due 5/15/07 (b)                            $10,000,000   $  9,979,700
Falcon Asset Securitization Corp.
  5.23%, due 7/16/07 (b)                             10,000,000      9,889,589
  5.25%, due 5/17/07 (b)                             10,000,000      9,976,667
Govco, Inc.
  5.21%, due 6/8/07 (b)                              10,000,000      9,945,005
  5.23%, due 5/4/07 (b)                              10,000,000      9,995,642
HBOS Treasury Services
  5.23%, due 5/1/07                                   5,000,000      5,000,000
Hershey Co. (The)
  5.17%, due 6/1/07 (b)                              10,000,000      9,955,480
  5.20%, due 5/21/07 (b)                              5,000,000      4,985,556
Honeywell International, Inc.
  5.12%, due 9/18/07 (b)                              5,000,000      4,900,444
Illinois Tool Works, Inc.
  5.19%, due 6/11/07                                 10,000,000      9,940,892
International Lease Finance Corp.
  5.235%, due 5/24/07                                10,000,000      9,966,554
John Deere Capital Corp.
  5.18%, due 8/23/07 (b)                             10,000,000      9,835,967
  5.20%, due 7/23/07 (b)                              5,000,000      4,940,056
Johnson & Johnson
  5.15%, due 6/22/07 (b)                             10,000,000      9,925,611
Kimberly-Clark Worldwide
  5.21%, due 6/4/07 (b)                               9,000,000      8,955,715
Kitty Hawk Funding Corp.
  5.235%, due 6/18/07 (b)                            10,000,000      9,930,200
Market Street Funding Corp.
  5.26%, due 5/18/07 (b)                             10,000,000      9,975,161
McCormick & Co., Inc.
  5.00%, due 11/26/07 (b)                             5,000,000      4,854,861
  5.04%, due 8/31/07 (b)                              4,000,000      3,931,680
  5.08%, due 11/26/07 (b)                             5,000,000      4,852,539
  5.19%, due 5/23/07 (b)                              5,000,000      4,984,141
McGraw-Hill Cos. (The), Inc.
  5.19%, due 5/25/07                                 10,000,000      9,965,400
  5.23%, due 5/2/07                                  10,000,000      9,998,547
Merck & Co., Inc.
  5.18%, due 6/12/07                                 10,000,000      9,939,567
Merrill Lynch & Co., Inc.
  5.21%, due 8/8/07                                  15,000,000     14,785,087
Minnesota Mining & Manufacturing Co.
  5.17%, due 5/29/07                                 10,000,000      9,959,789
  5.18%, due 6/28/07                                 10,000,000      9,916,545

+ Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com    9

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Morgan Stanley
  5.18%, due 7/6/07                                 $10,000,000   $  9,905,033
  5.31%, due 6/8/07 (a)                               5,000,000      5,000,000
Paccar Financial Corp.
  5.19%, due 5/31/07                                 10,000,000      9,956,750
Park Avenue Receivables Corp.
  5.21%, due 6/5/07 (b)                              10,000,000      9,949,347
  5.25%, due 5/23/07 (b)                             10,000,000      9,967,917
Private Export Funding Corp.
  5.20%, due 7/25/07 (b)                             10,000,000      9,877,222
South Carolina Electric & Gas
  5.29%, due 5/4/07                                  10,000,000      9,995,591
  5.32%, due 5/10/07                                  7,531,000      7,520,984
Southern Co. Funding Corp.
  5.26%, due 5/8/07 (b)                              10,000,000      9,989,772
UBS Finance Delaware LLC
  5.18%, due 7/9/07                                   5,000,000      4,950,358
  5.185%, due 6/5/07                                  5,000,000      4,974,795
Variable Funding Capital Corp.
  5.962%, due 6/19/07 (b)                            10,000,000      9,928,814
Wal-Mart Stores, Inc.
  5.17%, due 7/31/07 (b)                             10,000,000      9,869,314
Wm. Wrigley Jr. Co.
  5.18%, due 6/15/07 (b)                             10,000,000      9,935,249
                                                                  ------------
                                                                   517,550,448
                                                                  ------------
CORPORATE BONDS (3.0%)
Berkshire Hathaway Finance Corp.
  3.40%, due 7/2/07                                   1,850,000      1,843,897
  5.40%, due 1/11/08 (a)                              5,000,000      5,003,133
Norfolk Southern Corp.
  7.35%, due 5/15/07                                  3,000,000      3,001,776
SunTrust Banks, Inc.
  5.436%, due 10/15/07 (a)                            5,000,000      5,002,430
TIAA Global Markets
  4.125%, due 11/15/07 (b)                            3,600,000      3,577,547
                                                                  ------------
                                                                    18,428,783
                                                                  ------------
MEDIUM-TERM NOTES (3.8%)
Caterpillar Financial Services Corp.
  Series F
  5.365%, due 7/27/07 (a)                             5,000,000      5,000,225

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
MEDIUM-TERM NOTES (CONTINUED)
CIT Group, Inc.
  5.58%, due 9/20/07 (a)                            $ 5,000,000   $  5,004,731
International Business Machines Corp.
  5.35%, due 6/28/07 (a)                              8,000,000      8,000,426
Merrill Lynch & Co., Inc.
  5.30%, due 5/29/07 (a)                              5,000,000      4,999,972
                                                                  ------------
                                                                    23,005,354
                                                                  ------------
REPURCHASE AGREEMENT (1.6%)
Deutsche Bank Securities
  5.13%, dated 4/30/07
  due 5/1/07
  Proceeds at Maturity $10,094,438
  (Collateralized by U.S. Treasury Obligations, with rates
  between 3.375%--5% and maturity dates between
  2/15/11--4/15/32, with a Principal Amount of $9,889,000 and a
  Market Value
  of $10,296,069)                                    10,093,000     10,093,000
                                                                  ------------
Total Short-Term Investments
  (Amortized Cost $609,156,596) (c)                        99.8%   609,156,596
Cash and Other Assets, Less Liabilities                     0.2      1,386,405
                                                    -----------   ------------
Net Assets                                                100.0%  $610,543,001
                                                    ===========   ============

+    Percentages indicated are based on Fund net assets.
(a)  Floating rate. Rate shown is the rate in effect at April 30, 2007.
(b)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)  The cost stated also represents the aggregate cost for federal income tax purposes.

+ Percentages indicated are based on Fund net assets.

 10   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of Cash Reserves Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                                       AMORTIZED
                                                            COST   PERCENT+
Beverages--Non-Alcoholic                            $ 19,880,489        3.3%
Brewery                                                9,971,278        1.6
Commercial Banks--Central U.S.                        15,003,543        2.5
Commercial Banks--Eastern U.S.                        15,000,000        2.5
Commercial Banks--Southern U.S.                       10,075,468        1.7
Computers                                              8,000,426        1.3
Cosmetics & Toiletries                                18,925,382        3.1
Diversified Manufacturing Operations                  34,717,670        5.7
Electric--Integrated                                  27,506,347        4.5
Electric Products--Miscellaneous                       9,979,700        1.6
Finance--Auto Loans                                    9,956,750        1.6
Finance--Commercial                                   14,947,900        2.4
Finance--Consumer Loans                               14,776,023        2.4
Finance--Investment Banker/Broker                     34,690,092        5.7
Finance--Leasing Companies                             9,966,554        1.6
Finance--Mortgage Loan/Banker                         19,969,084        3.3
Finance--Other Services                               53,310,797        8.7
Food--Confectionery                                   24,876,285        4.1
Food--Miscellaneous/Diversified                       18,623,221        3.1
Medical--Drugs                                        28,167,114        4.6
Medical Products                                       9,925,611        1.6
Money Center Banks                                    14,925,153        2.4
Multi-Media                                           19,963,947        3.3
Reinsurance                                            6,847,030        1.1
Retail--Discount                                       9,869,314        1.6
Sovereign                                             10,093,000        1.7
Special Purpose Entity                               131,184,212       21.5
Super-Regional Banks--U.S.                             5,002,430        0.8
Transportation--Rail                                   3,001,776        0.5
                                                    ------------   --------
                                                     609,156,596       99.8
Cash and Other Assets,
 Less Liabilities                                      1,386,405        0.2
                                                    ------------   --------
Net Assets                                          $610,543,001      100.0%
                                                    ============   ========

+    Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value
  (amortized cost $609,156,596)                 $609,156,596
Cash                                                     774
Receivables:
  Fund shares sold                                 1,429,169
  Interest                                           564,803
Other assets                                          43,567
                                                -------------
    Total assets                                 611,194,909
                                                -------------
LIABILITIES:
Payables:
  Manager (See Note 3)                               180,427
  NYLIFE Distributors (See Note 3)                   147,950
  Transfer agent (See Note 3)                        115,283
  Shareholder communication                          103,960
  Professional fees                                   45,490
  Fund shares redeemed                                21,665
  Directors                                            7,039
  Custodian                                            1,862
Accrued expenses                                       2,020
Dividend payable                                      26,212
                                                -------------
    Total liabilities                                651,908
                                                -------------
Net assets                                      $610,543,001
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  8 billion shares authorized:
  Class I                                       $    260,939
  Sweep Shares Class                                 349,614
Additional paid-in capital                       609,937,348
Accumulated distributions in excess of net
  investment income                                   (1,403)
Accumulated net realized loss on investments          (3,497)
                                                -------------
Net assets                                      $610,543,001
                                                =============
CLASS I
Net assets applicable to outstanding shares     $260,922,958
                                                =============
Shares of capital stock outstanding              260,939,338
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============
SWEEP SHARES CLASS
Net assets applicable to outstanding shares     $349,620,043
                                                =============
Shares of capital stock outstanding              349,606,400
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============

 12   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $15,808,311
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,306,773
  Distribution--Sweep Shares Class (See Note 3)      409,927
  Service--Sweep Shares Class (See Note 3)           409,927
  Transfer agent (See Note 3)                        117,920
  Shareholder communication                           78,369
  Professional fees                                   59,832
  Registration                                        27,361
  Directors                                           12,409
  Custodian                                           10,799
  Miscellaneous                                       14,984
                                                 ------------
    Total expenses before waiver                   2,448,301
  Expense waiver from Manager (See Note 3)          (149,943)
                                                 ------------
    Net expenses                                   2,298,358
                                                 ------------
Net investment income                             13,509,953
                                                 ------------
Net increase in net assets resulting from
  operations                                     $13,509,953
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2006

                                              2007            2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  13,509,953   $  21,859,727
                                     -----------------------------

Dividends to shareholders:
 From net investment income:
   Class I                              (6,381,557)    (10,662,917)
   Sweep Shares Class                   (7,128,396)    (11,198,213)
                                     -----------------------------
 Total dividends to shareholders       (13,509,953)    (21,861,130)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class I                             323,471,841     586,245,434
   Sweep Shares Class                  105,189,369     197,493,743
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Class I                               6,336,059      10,564,190
   Sweep Shares Class                    7,128,396      11,198,212
                                     -----------------------------
                                       442,125,665     805,501,579
 Cost of shares redeemed:
   Class I                            (321,898,086)   (575,982,191)
   Sweep Shares Class                  (73,718,200)   (168,710,025)
                                     -----------------------------
                                      (395,616,286)   (744,692,216)
   Increase in net assets derived
    from capital share transactions     46,509,379      60,809,363
                                     -----------------------------
   Net increase in net assets           46,509,379      60,807,960

NET ASSETS:
Beginning of period                    564,033,622     503,225,662
                                     -----------------------------
End of period                        $ 610,543,001   $ 564,033,622
                                     =============================
Accumulated distributions in excess
 of net investment income at end of
 period                              $      (1,403)  $      (1,403)
                                     =============================

 14   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                CLASS I
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                            APRIL 30,                            YEAR ENDED OCTOBER 31,
                                              2007*           2006          2005          2004          2003          2002
Net asset value at beginning of period       $   1.00       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            ----------      --------      --------      --------      --------      --------
Net investment income                            0.02           0.04          0.02          0.01          0.01          0.02
Net realized and unrealized gain (loss) on
  investments                                      --             --         (0.00)(a)      0.00(a)       0.00(a)       0.00(a)
                                            ----------      --------      --------      --------      --------      --------
Total from investment operations                 0.02           0.04          0.02          0.01          0.01          0.02
                                            ----------      --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                    (0.02)         (0.04)        (0.02)        (0.01)        (0.01)        (0.02)
  From net realized gain on investments            --             --            --         (0.00)(a)     (0.00)(a)     (0.00)a
                                            ----------      --------      --------      --------      --------      --------
Total dividends and distributions               (0.02)         (0.04)        (0.02)        (0.01)        (0.01)        (0.02)
                                            ----------      --------      --------      --------      --------      --------
Net asset value at end of period             $   1.00       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            ==========      ========      ========      ========      ========      ========
Total investment return                          2.43%(b)       4.39%         2.42%         0.77%         0.83%         1.65%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          4.85%+         4.32%         2.40%         0.77%         0.84%         1.61%
  Net expenses                                   0.50%+         0.50%         0.50%         0.50%         0.50%         0.50%
  Expenses (before waiver)                       0.55%+         0.54%         0.59%         0.60%         0.60%         0.62%
Net assets at end of period (in 000's)       $260,923       $253,013      $232,187      $246,542      $221,058      $329,921

*    Unaudited.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

 16   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                 SWEEP SHARES CLASS
------------------------------------------------------------------------------------
    SIX MONTHS
      ENDED
    APRIL 30,                            YEAR ENDED OCTOBER 31,
      2007*           2006          2005          2004          2003          2002
     $   1.00       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
    ----------      --------      --------      --------      --------      --------
         0.02           0.04          0.02          0.00(a)       0.00(a)       0.01
           --             --         (0.00)(a)      0.00(a)       0.00(a)       0.00(a)
    ----------      --------      --------      --------      --------      --------
         0.02           0.04          0.02          0.00(a)       0.00(a)       0.01
    ----------      --------      --------      --------      --------      --------
        (0.02)         (0.04)        (0.02)        (0.00)(a)     (0.00)(a)     (0.01)
           --             --            --         (0.00)(a)     (0.00)(a)     (0.00)(a)
    ----------      --------      --------      --------      --------      --------
        (0.02)         (0.04)        (0.02)        (0.00)(a)     (0.00)(a)     (0.01)
    ----------      --------      --------      --------      --------      --------
     $   1.00       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
    ==========      ========      ========      ========      ========      ========
         2.18%(b)       3.88%         1.91%         0.27%         0.33%         1.14%
         4.35%+         3.82%         1.90%         0.27%         0.34%         1.11%
         1.00%+         1.00%         1.00%         1.00%         1.00%         1.00%
         1.05%+         1.04%         1.09%         1.10%         1.10%         1.12%
     $349,620       $311,020      $271,039      $260,814      $272,856      $291,312

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Cash Reserves Fund (the "Fund"), a diversified fund.

The Fund currently offers two classes of shares. Class I shares and the Sweep Shares Class are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge. The Fund's No-Load Class shares were redesignated as the Class I shares on January 1, 2004. Each class of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions, except that the classes are subject to different distribution fee rates. The Sweep Shares Class bears distribution and service fee payments under a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act. In addition, the Sweep Shares Class bears service fee payments under a shareholder service plan.

The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

The Fund also invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all federal and state income and excise taxes.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and are paid monthly and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles in the United States of America.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund, are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
19) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

 18   MainStay Cash Reserves Fund

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets & liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(H) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:
(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.45% on assets up to $500 million and 0.40% on assets in excess of $500 million.

In addition, the Manager has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class shares of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class I, 0.50%; and Sweep Shares class, 1.00%. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.50% of the Fund's average daily net assets for its Class I shares and applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the Sweep Shares Class of the Fund. For the six months ended April 30, 2007, the Manager earned fees from the Fund in the amount of $1,306,773 and waived its fees in the amount of $149,943.

As of April 30, 2007, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                        OCTOBER 31,
        2008*              2009           2010           TOTAL
      $164,717           $193,963       $149,943       $508,623
------------------------------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. NYLIFE Distributors LLC (the "Distributor") serves as the Fund's distributor and principal underwriter. The Company, on behalf of the Fund, has a Distribution Agreement with the Distribu-

                                                    www.mainstayfunds.com     19
tor. The Company, with respect to the Sweep Shares Class shares of the Fund, has adopted a distribution and service plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Investment Company Act. The Plan provides that distribution and service fees payable thereunder are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's Sweep Shares Class and service activities.

Pursuant to the Plan, the Distributor, NYLIFE Securities Inc., an indirect wholly-owned subsidiary of New York Life or any other broker-dealer or other financial institution, is entitled to receive a monthly distribution fee, which is an expense of the Plan of the Fund for distribution or service activities as designated by the Distributor, at an annual rate of 0.25% of the average daily net assets of the Fund's Sweep Shares Class for account sweep and other distribution-related and shareholder services.

In accordance with the Shareholder Services Plan for the Sweep Shares Class shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Sweep Shares Class shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares Class shares of the Fund.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2007, amounted to $117,920.

(D) INDEPENDENT DIRECTORS FEES. For the six months ended April 30, 2007, Independent Directors were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board Meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Directors receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and other registered investment companies managed by NYLIM that are served by the Directors.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2007, New York Life and its affiliates held beneficially, shares of the Fund with the following values and percentages of net assets as follows:$349,627,178 and 1.7%, respectively.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2007, these fees, which are included in Professional fees shown on the Statement of Operations, were $14,134.

NOTE 4--FEDERAL INCOME TAXES:

At October 31, 2006, for federal income tax purposes, capital loss carryforwards of $3,497 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

          CAPITAL LOSS       CAPITAL LOSS
       AVAILABLE THROUGH    AMOUNTS (000'S)
              2012                $2
              2013                 1
       ------------------------------------
                                  $3
       ------------------------------------

NOTE 5--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

 20   MainStay Cash Reserves Fund

NOTE 6--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

                                     SIX MONTHS ENDED
                                      APRIL 30, 2007*
                                                SWEEP
                                  CLASS I    SHARES CLASS
Shares sold                        323,472     105,189
---------------------------------------------------------
Shares issued in reinvestment of
  dividends                          6,336       7,129
---------------------------------------------------------
                                   329,808     112,318
Shares redeemed                   (321,899)    (73,719)
---------------------------------------------------------
Net increase                         7,909      38,599
---------------------------------------------------------

                                        YEAR ENDED
                                     OCTOBER 31, 2006
                                                SWEEP
                                  CLASS I    SHARES CLASS
Shares sold                        586,246      197,494
---------------------------------------------------------
Shares issued in reinvestment of
  dividends                         10,564       11,198
---------------------------------------------------------
                                   596,810      208,692
Shares redeemed                   (575,982)    (168,710)
---------------------------------------------------------
Net increase                        20,828       39,982
---------------------------------------------------------

* Unaudited.

NOTE 7--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds Inc.

NOTE 8--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that the tax positions will be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until June 30, 2007. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     21

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory Agreement. At its March 29-30, 2007 meeting, the Board of Directors (the "Board") of the Cash Reserves Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the renewal of the Fund's Management Agreement (the "Agreement") for one additional year.

In reaching its decision to renew the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2006 and March 2007. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. These reports were developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to renew the Agreement for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM. as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract renewal process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A discussion of the factors that figured prominently in the Board's decision to renew the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the renewal of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM. The Board

 22   MainStay Cash Reserves Fund
further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio management team, the number of accounts managed by portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE CASH RESERVES FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive.

                                                    www.mainstayfunds.com     23

The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fees when compared to similar fees charged by NYLIM to other investment advisory clients, and fee charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the renewal of the Agreement for one additional year.

 24   MainStay Cash Reserves Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request (i) by visiting the Funds' website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Funds' website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE
The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can also obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

                                        VOTES
CASH RESERVES FUND      VOTES FOR     WITHHELD    ABSTENTIONS         TOTAL
Susan B. Kerley      405,842,523.727    646.000  1,075,644.000   406,918,813.727
--------------------------------------------------------------------------------
Alan R. Latshaw      405,843,059.727    110.000  1,075,644.000   406,918,813.727
--------------------------------------------------------------------------------
Peter Meenan         405,843,163.727      6.000  1,075,644.000   406,918,813.727
--------------------------------------------------------------------------------
Richard H. Nolan,
 Jr.                 405,843,059.727    110.000  1,075,644.000   406,918,813.727
--------------------------------------------------------------------------------
Richard S.
 Trutanic            405,843,059.727    110.000  1,075,644.000   406,918,813.727
--------------------------------------------------------------------------------
Roman L. Weil        405,843,053.727    116.000  1,075,644.000   406,918,813.727
--------------------------------------------------------------------------------
John A. Weisser      405,841,829.727  1,340.000  1,075,644.000   406,918,813.727
--------------------------------------------------------------------------------
Brian A. Murdock     405,841,725.727  1,444.000  1,075,644.000   406,918,813.727
--------------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                    www.mainstayfunds.com     25

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of Eclipse Funds Inc. (the "Fund") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The Directors listed below were elected to serve the Fund effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                     NUMBER OF FUNDS
                          POSITION(S) HELD                                    IN FUND COMPLEX
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite;        Member of the Board of Managers        65         Trustee, Eclipse Funds since
        3/14/56           Director since     and President (since 2004) and                    June 2007 (3 funds); Director,
                          June 2007 and      Chief Executive Officer (since                    MainStay VP Series Fund, Inc.,
                          Chief Executive    2006), New York Life Investment                   since 2006 (25 portfolios);
                          Officer since      Management LLC and New York                       Director, ICAP Funds, Inc.,
                          2006               Life Investment Management                        since 2006 (3 funds); Trustee,
                                             Holdings LLC; Senior Vice                         The MainStay Funds since 2006
                                             President, New York Life                          (19 funds).
                                             Insurance Company (since 2004);
                                             Chairman of the Board and
                                             President, NYLIFE Distributors
                                             LLC and NYLCAP Manager LLC
                                             (since 2004) and Institutional
                                             Capital LLC (since 2006); Chief
                                             Executive Officer, Eclipse
                                             Funds (since 2006); Chairman
                                             (2006 to 2007) and Trustee and
                                             Chief Executive Officer (since
                                             2006), The MainStay Funds;
                                             Chairman (2006 to 2007) and
                                             Director and Chief Executive
                                             Officer (since 2006), MainStay
                                             VP Series Fund, Inc.; Director
                                             and Chief Executive Officer,
                                             ICAP Funds, Inc. (since 2006);
                                             Chief Investment Officer, MLIM
                                             Europe and Asia (2001 to 2003);
                                             President of Merrill Japan and
                                             Chairman of MLIM's Pacific
                                             Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* Director considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 26   MainStay Cash Reserves Fund

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          65         Chairman since 2005 and Trustee
        8/12/51           Chairman since     Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          2005 and Director                                                    funds); Chairman and Director,
                          since 1990                                                           ICAP Funds, Inc., since 2006 (3
                                                                                               funds); Chairman and Trustee,
                                                                                               The MainStay Funds, since June
                                                                                               2007 (19 funds); Chairman and
                                                                                               Director, MainStay VP Series
                                                                                               Fund, Inc., since June 2007 (25
                                                                                               portfolios); Trustee, Legg
                                                                                               Mason Partners Funds, Inc.,
                                                                                               since 1991 (30 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        65         Trustee, Eclipse Funds since
        3/27/51           Director and       LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Audit Committee    Arthur Andersen LLP (1976 to                      ICAP Funds, Inc., since June
                          Financial Expert   2002); Consultant to the                          2007 (3 funds); Trustee, The
                          since June 2007    MainStay Funds Audit and                          MainStay Funds since 2006 (19
                                             Compliance Committee (2004                        funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (25 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9
                                                                                               portfolios); Trustee, Utopia
                                                                                               Funds since 2005 (4
                                                                                               portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Retired                                65         Trustee, Eclipse Funds since
        12/5/41           Director since                                                       2002 (3 funds); Director, ICAP
                          2002                                                                 Funds, Inc., since June 2007 (3
                                                                                               funds); Trustee, The MainStay
                                                                                               Funds since June 2007 (19
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         65         Trustee, Eclipse Funds since
        NOLAN, JR.        Director since     Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        ICAP Funds, Inc., since June
                                             Management (1994 to 2004)                         2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               2006 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        65         Trustee, Eclipse Funds since
        TRUTANIC          Director since     Executive Office (1990 to                         June 2007 (3 funds); Director,
        2/13/52           June 2007          1999), Somerset Group                             ICAP Funds, Inc., since June
                                             (financial advisory firm);                        2007 (3 funds); Trustee, The
                                             Managing Director and Advisor,                    MainStay Funds since 1994 (19
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002                            Series Fund, Inc., since June
                                             to 2004); Senior Managing                         2007 (25 portfolios).
                                             Director and Partner, Groupe
                                             Arnault S.A. (private
                                             investment firm) (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     27

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             65         Trustee, Eclipse Funds since
        5/22/40           Director and       Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Audit Committee    Business, University of                           ICAP Funds, Inc., since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (3 funds); Trustee, The
                          since June 2007    Weil Associates, Inc.                             MainStay Funds since June 2007
                                             (consulting firm)                                 (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1994 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          65         Trustee, Eclipse Funds since
        10/22/41          Director since     Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             ICAP Funds, Inc., since June
                                                                                               2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1997 (25 portfolios); Trustee,
                                                                                               Direxion Funds (57 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007.
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Fund effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Fund effective June 7, 2007:

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Indefinite; Chief  Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Legal Officer      York Life Investment Management LLC (including predecessor
        10/19/46          since 2004         advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2005), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2002); Secretary,
                                             NYLIM Service Company LLC, NYLCAP Manager LLC, Madison
                                             Capital Funding LLC and Institutional Capital LLC (since
                                             2006); Chief Legal Officer, Eclipse Funds, The MainStay
                                             Funds and MainStay VP Series Fund, Inc. (since 2004),
                                             McMorgan Funds (since 2005) and ICAP Funds, Inc. (since
                                             2006); Managing Director and Senior Counsel, Lehman Brothers
                                             Inc. (1998 to 1999); General Counsel and Managing Director,
                                             JP Morgan Investment Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK BENINTENDE   Indefinite;        Managing Director, New York Life Investment Management LLC
        5/12/64           Treasurer and      (since June 2007); Treasurer and Principal Financial and
                          Principal          Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Financial and      MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          Accounting         2007); Vice President, Prudential Investments (2000 to
                          Officer since      2007); Assistant Treasurer, JennisonDryden Family of Funds,
                          June 2007          Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        Indefinite;        Senior Managing Director and Chief Marketing Officer, New
        FISHER            President since    York Life Investment Management LLC (since 2005); Managing
        2/22/59           March 2007         Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds, The
                                             MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Indefinite; Vice   Director, New York Life Investment Management LLC (including
        HARRINGTON        President--        predecessor advisory organizations) (since 2000); Executive
        2/8/59            Administration     Vice President, New York Life Trust Company and New York
                          since 2005         Life Trust Company, FSB (since 2006); Vice
                                             President--Administration, Eclipse Funds, MainStay VP Series
                                             Fund, Inc., and The MainStay Funds (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 28   MainStay Cash Reserves Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Indefinite;        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Senior Vice        2006) and Managing Director and Chief Compliance Officer
        12/16/65          President and      (2003 to 2006), New York Life Investment Management LLC and
                          Chief Compliance   New York Life Investment Management Holdings LLC; Senior
                          Officer since      Managing Director, Compliance (since 2006) and Managing
                          2006               Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                             Vice President and Chief Compliance Officer, Eclipse Funds,
                                             The MainStay Funds and MainStay VP Series Fund, Inc. (since
                                             2006), and ICAP Funds, Inc. (since 2006); Vice
                                             President--Compliance, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (2004 to 2006); Deputy Chief
                                             Compliance Officer, New York Life Investment Management LLC
                                             (2002 to 2003); Vice President and Compliance Officer,
                                             Goldman Sachs Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Indefinite;        Managing Director and Associate General Counsel, New York
        MORRISON          Secretary since    Life Investment Management LLC (since 2004); Managing
        3/26/56           2004               Director and Secretary, NYLIFE Distributors LLC (since
                                             2004); Secretary, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Fund effective June 7, 2007.

Christopher O. Blunt resigned as President of the Fund effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Fund effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Fund effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Fund effective March 19, 2007.

                                                    www.mainstayfunds.com     29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund(1)
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(2)
MainStay Growth Equity Fund(3)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Class B shares closed to new investors, except for certain retirement savings and other automatic purchase plans, effective May 21, 2007.
2. Closed to new investors and new purchases as of January 1, 2002.
3. Offered only to residents of Connecticut, Maryland, New Jersey and New York.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------

Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO10758         (RECYCLE LOGO)                        MS155-07MSCR10-04/07
                                                                              B2

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    ALL CAP VALUE FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2007

MESSAGE FROM
THE PRESIDENT

At MainStay, we take special pride in providing investors with single-point access to the expertise of six diverse institutional boutique investment firms. Each mutual fund we offer is advised or subadvised by one or more institutional money managers, each of which has the autonomy to focus on its own unique investment style. By preserving the integrity of these boutiques, in both process and culture, we believe that we are helping to achieve greater consistency of returns for our shareholders.

New York Life Investment Management uses these boutiques to power its MainStay Funds, which seek to achieve investment excellence for our shareholders and maintain a disciplined, long-term perspective.

Equity investors were generally rewarded for holding their ground during the turbulent six months ended April 30, 2007. In late February and early March 2007, a correction in the Chinese stock market took a toll on stocks around the world. Fortunately, positive earnings reports led to a substantial rebound, and U.S. stocks in general recorded gains across every sector for the six-month reporting period. While past performance is no guarantee of future results, international stocks as a whole were even stronger, providing solid double-digit returns.

According to Russell data for U.S. equity markets, mid-cap companies generally outperformed small-and large-capitalization companies, and value stocks outperformed growth stocks among mid- and large-cap issuers.

During the six months ended April 30, 2007, the Federal Open Market Committee
(FOMC) maintained the federal funds target rate at a steady 5.25%, hoping that earlier rate hikes would be sufficient to keep inflation in check. The yield curve remained inverted throughout the reporting period, with Treasury bills yielding more than 10-year Treasury bonds. Although an inverted yield curve is sometimes associated with a heightened risk of recession, the FOMC continued to focus on the potential for moderate economic expansion.

Shorter-term interest rates declined slightly during the reporting period and longer-term interest rates rose. While rising interest rates hurt bond prices, most broad domestic bond-market indices provided modest but positive total returns.

Early in 2007, several subprime mortgage lenders faced higher-than-anticipated delinquencies and defaults, raising concerns about underwriting practices. Several lenders filed for bankruptcy protection, and others saw their stock prices decline. Fortunately, we believe that there is little evidence that the difficulties will undermine fixed-income markets in general.

As always, we appreciate your decision to make MainStay Funds part of your overall investment strategy. We look forward to serving your financial interests and growing together for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                            MAINSTAY
                            ALL CAP VALUE FUND

                            MainStay Funds

                            Semiannual Report
                            Unaudited
                            April 30, 2007

TABLE OF CONTENTS


Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------


Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------


Portfolio of Investments                                                      11
--------------------------------------------------------------------------------


Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     25
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  28
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        28
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               28
--------------------------------------------------------------------------------

Directors and Officers                                                        29

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        3.70%    7.74%  6.47%   6.01%
Excluding sales charges   9.74    14.01   7.68    6.61

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                 MAINSTAY ALL CAP VALUE
                                                          FUND              RUSSELL 3000 VALUE INDEX          S&P 500 INDEX
                                                 ----------------------     ------------------------          -------------
4/30/97                                                    9450                       10000                       10000
                                                          12424                       14216                       14107
                                                          11666                       15829                       17185
                                                          11080                       15303                       18926
                                                          12727                       16461                       16471
                                                          12380                       16103                       14391
                                                           9971                       13938                       12476
                                                          12617                       17756                       15330
                                                          13411                       20163                       16302
                                                          15718                       24061                       18815
4/30/07                                                   17920                       28272                       21681

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        4.28%    8.13%  6.58%   5.86%
Excluding sales charges   9.28    13.13   6.89    5.86

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                 MAINSTAY ALL CAP VALUE
                                                          FUND              RUSSELL 3000 VALUE INDEX          S&P 500 INDEX
                                                 ----------------------     ------------------------          -------------
4/30/97                                                   10000                       10000                       10000
                                                          13068                       14216                       14107
                                                          12198                       15829                       17185
                                                          11488                       15303                       18926
                                                          13111                       16461                       16471
                                                          12664                       16103                       14391
                                                          10117                       13938                       12476
                                                          12716                       17756                       15330
                                                          13418                       20163                       16302
                                                          15619                       24061                       18815
4/30/07                                                   17670                       28272                       21681

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        8.29%   12.06%  6.88%   5.85%
Excluding sales charges   9.29    13.06   6.88    5.85

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                 MAINSTAY ALL CAP VALUE
                                                          FUND              RUSSELL 3000 VALUE INDEX          S&P 500 INDEX
                                                 ----------------------     ------------------------          -------------
4/30/97                                                   10000                       10000                       10000
                                                          13068                       14216                       14107
                                                          12198                       15829                       17185
                                                          11488                       15303                       18926
                                                          13111                       16461                       16471
                                                          12664                       16103                       14391
                                                          10117                       13938                       12476
                                                          12716                       17756                       15330
                                                          13418                       20163                       16302
                                                          15619                       24061                       18815
4/30/07                                                   17659                       28272                       21681

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          9.99%   14.32%  8.16%   6.97%

(PERFORMANCE GRAPH)

                                                 MAINSTAY ALL CAP VALUE
                                                          FUND              RUSSELL 3000 VALUE INDEX          S&P 500 INDEX
                                                 ----------------------     ------------------------          -------------
4/30/97                                                   10000                       10000                       10000
                                                          13179                       14216                       14107
                                                          12405                       15829                       17185
                                                          11806                       15303                       18926
                                                          13600                       16461                       16471
                                                          13254                       16103                       14391
                                                          10697                       13938                       12476
                                                          13576                       17756                       15330
                                                          14509                       20163                       16302
                                                          17159                       24061                       18815
4/30/07                                                   19616                       28272                       21681

                                                          SIX      ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    YEARS
----------------------------------------------------------------------------------------

Russell 3000(R) Value Index(1)                            9.48%   17.50%  11.92%   10.95%
S&P 500(R) Index(2)                                       8.60    15.24    8.54     8.05
Average Lipper multi-cap value fund(3)                    9.70    15.16   10.18     9.83

management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A, B and C shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B and C shares.
1. The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all dividends and capital gains. The Russell 3000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. You cannot invest directly in an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay All Cap Value Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ALL CAP VALUE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2006, to April 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2006, to April 30, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                                                           VALUE (BASED ON
                                                      ENDING ACCOUNT                       HYPOTHETICAL 5%
                                                       VALUE (BASED                           ANNUALIZED
                                      BEGINNING         ON ACTUAL          EXPENSES           RETURN AND          EXPENSES
                                       ACCOUNT         RETURNS AND           PAID               ACTUAL              PAID
                                        VALUE           EXPENSES)           DURING            EXPENSES)            DURING
SHARE CLASS                            11/1/06           4/30/07           PERIOD(1)           4/30/07            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,098.05           $ 7.86            $1,017.45            $ 7.55
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,093.80           $11.73            $1,013.70            $11.28
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,093.80           $11.73            $1,013.70            $11.28
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,100.05           $ 4.89            $1,019.95            $ 4.71
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.51% for Class A, 2.26% for Class B and Class C and 0.94% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     97.2
Short-Term Investments (collateral from securities lending                           9
  is 5.5%)
Liabilities in Excess of Cash and Other Assets                                    (6.2)

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Teva Pharmaceutical Industries, Ltd., Sponsored
     ADR
 2.  Citigroup, Inc.
 3.  Bank of America Corp.
 4.  JPMorgan Chase & Co.
 5.  Honeywell International, Inc.
 6.  ExxonMobil Corp.
 7.  Bank of New York Co., Inc. (The)
 8.  GlobalSantaFe Corp.
 9.  Pfizer, Inc.
10.  Intel Corp.

 8   MainStay All Cap Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Richard A. Rosen, CFA, and Mark T. Spellman of MacKay Shields LLC

HOW DID MAINSTAY ALL CAP VALUE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay All Cap Value Fund returned 9.74% for Class A shares, 9.28% for Class B shares and 9.29% for Class C shares for the six months ended April 30, 2007. Over the same period, the Fund's Class I shares returned 9.99%. Class A shares and Class I shares outperformed--and Class B shares and Class C shares underperformed--the 9.48% return of the Russell 3000(R) Value Index(1) and the 9.70% return of the average Lipper(2) multi-cap value fund for the six months ended April 30, 2007. The Russell 3000(R) Value Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHICH FUND HOLDINGS WERE PARTICULARLY STRONG DURING THE REPORTING PERIOD?

KOS Pharmaceuticals, a producer of cholesterol-lowering and other drugs, contributed positively to the Fund's performance when its shares were acquired at a substantial premium by Abbott Laboratories in early November 2006. We eliminated the Fund's entire position in KOS Pharmaceuticals by sale or tender in mid-December. Abbott Laboratories benefited from positive trends in earnings and drug development, and its shares rose from the beginning of the reporting period through the time we eliminated the Fund's position at our price target.

Shares of Honeywell International advanced during the reporting period, aided by a strong first-quarter 2007 earnings report and a solid operational outlook. We added to the Fund's Honeywell International position as it gained strength. Nokia also showed strong performance during the reporting period because of market-share gains and success in emerging markets. We trimmed the Fund's position as it neared our price target.

Also helping the Fund was supermarket chain Kroger, whose shares rose substantially during the reporting period. Kroger, which posted better-than-expected sales and earnings for several quarters in a row, was rewarded with higher valuations. Its restructuring efforts began to pay off, and the company's ability to compete with heavyweights like Wal-Mart and Target was confirmed. We trimmed the Fund's position as the shares approached our price target.

WHICH POSITIONS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING
PERIOD?

Shares of semiconductor company Advanced Micro Devices suffered from a price war with Intel that depressed sales and earnings. By the end of March, we concluded that the company's shares no longer fit our investment process and we sold the Fund's position at a loss for the portion of the reporting period during which the shares were held in the Fund.

Motorola shares also declined from the beginning of the reporting period through the time when we sold the Fund's entire position. The mobile handset manufacturer experienced a sudden loss of market share, and we deemed the situation unlikely to improve in the near term.

Shares of The Gap also detracted from the Fund's results, as the specialty retailer continued to struggle with its flagship brands and posted disappointing sales figures for several consecutive months. We eliminated the Fund's position in The Gap during the reporting period.

The Fund's underweight position in the strong-performing utilities sector also detracted from the Fund's relative performance.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

The Fund initiated a new position in Sallie Mae, the nation's leading provider of student loans. When we purchased the shares in early February 2007, Congress, the Bush administration and the press were questioning the company's profit potential and business practices. Sallie Mae's share price subsequently rose when an investor group offered to buy the company.


Effective May 21, 2007, Class B shares of the Fund were closed to new investors, except for certain retirement savings plans and other automatic purchase plans. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of large companies. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value.
1. See footnote on page 6 for more information on the Russell 3000(R) Value
   Index.
2. See footnote on page 6 for more information on Lipper Inc.

                                                     www.mainstayfunds.com     9

In January 2007, the Fund established a new position in Affiliated Computer Services. After the purchase, the share price rose significantly when a group led by the company's chairman made a leveraged buyout offer.

Other new positions included zinc and copper miner Teck Cominco, which advanced from initial purchase through the end of the reporting period, and biotechnology company Amgen, which was essentially unchanged.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2007, the Fund was overweight in the healthcare, information technology, materials, consumer discretionary and telecommunications services sectors. On the same date, the Fund was underweight in utilities, industrials, consumer staples, energy and financials.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay All Cap Value Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2007 UNAUDITED


                                                       SHARES          VALUE
COMMON STOCKS (97.2%)+
----------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.6%)
Hexcel Corp. (a)(b)                                    35,800   $    776,860
V  Honeywell International, Inc.                       66,600      3,608,388
Northrop Grumman Corp.                                 20,900      1,538,449
                                                                ------------
                                                                   5,923,697
                                                                ------------
BIOTECHNOLOGY (1.1%)
Amgen, Inc. (a)                                        28,500      1,827,990
                                                                ------------
BUILDING PRODUCTS (0.3%)
Apogee Enterprises, Inc.                               24,200        582,736
                                                                ------------
CAPITAL MARKETS (5.9%)
V  Bank of New York Co., Inc. (The)                    84,600      3,424,608
Goldman Sachs Group, Inc. (The)                         9,400      2,054,934
Merrill Lynch & Co., Inc.                              22,500      2,030,175
Morgan Stanley                                         27,200      2,285,072
                                                                ------------
                                                                   9,794,789
                                                                ------------
CHEMICALS (2.9%)
Chemtura Corp.                                        170,100      1,876,203
E.I. du Pont de Nemours & Co.                          60,000      2,950,200
                                                                ------------
                                                                   4,826,403
                                                                ------------
COMMERCIAL BANKS (5.8%)
CVB Financial Corp.                                    32,400        384,588
First Merchants Corp.                                  17,200        371,004
F.N.B. Corp. (b)                                       25,600        429,568
Independent Bank Corp.                                 13,000        386,100
Nara Bancorp, Inc.                                     22,300        368,173
PNC Financial Services Group, Inc.                     39,300      2,912,130
U.S. Bancorp                                           46,800      1,607,580
Wachovia Corp.                                         28,800      1,599,552
Wells Fargo & Co.                                      44,600      1,600,694
                                                                ------------
                                                                   9,659,389
                                                                ------------

COMMUNICATIONS EQUIPMENT (1.7%)
Nokia OYJ, Sponsored ADR (b)(c)                       110,200      2,782,550
                                                                ------------
COMPUTERS & PERIPHERALS (1.1%)
Emulex Corp. (a)                                       90,300      1,894,494
                                                                ------------
CONSUMER FINANCE (1.8%)
Capital One Financial Corp. (b)                        19,800      1,470,348
SLM Corp.                                              27,700      1,491,091
                                                                ------------
                                                                   2,961,439
                                                                ------------
DIVERSIFIED FINANCIAL SERVICES (7.8%)
V  Bank of America Corp.                               83,433      4,246,740


                                                       SHARES          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
V  Citigroup, Inc.                                     92,833   $  4,977,705
V  JPMorgan Chase & Co.                                73,356      3,821,848
                                                                ------------
                                                                  13,046,293
                                                                ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.0%)
AT&T, Inc.                                             77,300      2,993,056
Iowa Telecommunications Services, Inc. (b)             53,800      1,092,678
Verizon Communications, Inc.                           68,000      2,596,240
                                                                ------------
                                                                   6,681,974
                                                                ------------
ELECTRIC UTILITIES (1.6%)
Duke Energy Corp.                                      51,100      1,048,572
FirstEnergy Corp.                                      23,500      1,608,340
                                                                ------------
                                                                   2,656,912
                                                                ------------
ENERGY EQUIPMENT & SERVICES (5.2%)
Diamond Offshore Drilling, Inc.                        24,400      2,088,640
ENSCO International, Inc.                              15,300        862,614
V  GlobalSantaFe Corp.                                 53,200      3,401,076
Rowan Cos., Inc. (b)                                   26,300        963,632
Transocean, Inc. (a)                                   16,200      1,396,440
                                                                ------------
                                                                   8,712,402
                                                                ------------
FOOD & STAPLES RETAILING (2.9%)
CVS Caremark Corp.                                     81,900      2,968,056
Kroger Co. (The)                                       66,000      1,947,660
                                                                ------------
                                                                   4,915,716
                                                                ------------
FOOD PRODUCTS (1.0%)
General Mills, Inc.                                    27,600      1,653,240
                                                                ------------

GAS UTILITIES (0.4%)
New Jersey Resources Corp.                             12,800        687,360
                                                                ------------

HEALTH CARE PROVIDERS & SERVICES (0.9%)
Quest Diagnostics, Inc.                                30,200      1,476,478
                                                                ------------

HOUSEHOLD DURABLES (0.6%)
CSS Industries, Inc.                                   13,200        526,680
Meritage Homes Corp. (a)(b)                            13,000        452,530
                                                                ------------
                                                                     979,210
                                                                ------------

HOUSEHOLD PRODUCTS (1.4%)
Kimberly-Clark Corp.                                   31,900      2,270,323
                                                                ------------

INDUSTRIAL CONGLOMERATES (1.1%)
General Electric Co.                                   35,800      1,319,588

+ Percentages indicated are based on Fund net assets..
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (CONTINUED)
Sequa Corp. Class A (a)                                 4,000   $    468,800
                                                                ------------
                                                                   1,788,388
                                                                ------------
INSURANCE (4.3%)
Genworth Financial, Inc. Class A                       65,900      2,404,691
Hartford Financial Services Group, Inc. (The)          24,400      2,469,280
Prudential Financial, Inc.                             25,000      2,375,000
                                                                ------------
                                                                   7,248,971
                                                                ------------
IT SERVICES (2.0%)
Affiliated Computer Services, Inc. Class A (a)         32,200      1,929,102
Computer Sciences Corp. (a)                            26,400      1,466,256
                                                                ------------
                                                                   3,395,358
                                                                ------------
MACHINERY (1.0%)
Pentair, Inc.                                          51,500      1,655,210
                                                                ------------
MEDIA (3.5%)
Comcast Corp. Class A (a)                              54,300      1,447,638
Getty Images, Inc. (a)                                 31,300      1,627,600
Journal Communications, Inc. Class A                   37,100        500,479
Time Warner, Inc.                                      63,300      1,305,879
Tribune Co.                                            30,800      1,010,240
                                                                ------------
                                                                   5,891,836
                                                                ------------
METALS & MINING (3.2%)
Alcoa, Inc.                                            64,472      2,288,111
Cleveland-Cliffs, Inc. (b)                              9,700        672,113
Gibraltar Industries, Inc.                             26,500        590,950
Teck Cominco, Ltd. Class B                             23,000      1,748,690
                                                                ------------
                                                                   5,299,864
                                                                ------------
MULTILINE RETAIL (0.3%)
Retail Ventures, Inc. (a)                              24,500        499,310
                                                                ------------

OIL, GAS & CONSUMABLE FUELS (10.1%)
Berry Petroluem Co. Class A                            20,000        681,200
Chevron Corp.                                          34,442      2,679,243
Comstock Resources, Inc. (a)                           16,180        458,703
ConocoPhillips                                         32,700      2,267,745
V  ExxonMobil Corp.                                    43,500      3,453,030
Hess Corp.                                             44,500      2,525,375
Suncor Energy, Inc.                                    28,000      2,254,000
Swift Energy Co. (a)                                   10,400        422,760
Valero Energy Corp.                                    28,900      2,029,647
                                                                ------------
                                                                  16,771,703
                                                                ------------
PHARMACEUTICALS (8.4%)
Barr Pharmaceuticals, Inc. (a)                         33,100      1,600,716
Johnson & Johnson                                      37,600      2,414,672


                                                       SHARES          VALUE
PHARMACEUTICALS (CONTINUED)
V  Pfizer, Inc.                                       122,200   $  3,233,412
V  Teva Pharmaceutical Industries, Ltd., Sponsored
 ADR (b)(c)                                           131,500      5,037,765
Wyeth                                                  30,200      1,676,100
                                                                ------------
                                                                  13,962,665
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS (0.4%)
FelCor Lodging Trust, Inc.                             28,500        727,605
                                                                ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
V  Intel Corp.                                        140,100      3,012,150
Texas Instruments, Inc.                                66,600      2,289,042
                                                                ------------
                                                                   5,301,192
                                                                ------------
SPECIALTY RETAIL (3.3%)
Conn's, Inc. (a)(b)                                    20,100        521,595
Home Depot, Inc. (The)                                 79,500      3,010,665
Lowe's Cos., Inc. (b)                                  63,200      1,931,392
                                                                ------------
                                                                   5,463,652
                                                                ------------
THRIFTS & MORTGAGE FINANCE (3.8%)
Fannie Mae                                             50,300      2,963,676
Freddie Mac                                            25,200      1,632,456
PMI Group, Inc. (The)                                  35,900      1,740,073
                                                                ------------
                                                                   6,336,205
                                                                ------------
WIRELESS TELECOMMUNICATION SERVICES (2.6%)
ALLTEL Corp.                                           32,500      2,037,425
Sprint Nextel Corp.                                   113,400      2,271,402
                                                                ------------
                                                                   4,308,827
                                                                ------------
Total Common Stocks
 (Cost $132,773,184)                                             161,984,181
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS (9.0%)
----------------------------------------------------------------------------
COMMERCIAL PAPER (4.9%)
Commonwealth Bank of Australia
 (Delaware) Finance, Inc.
 5.273%, due 5/23/07 (d)                            $ 415,632        415,632
Compass Securitization
 5.292%, due 5/23/07 (d)                              138,544        138,544
 5.294%, due 5/31/07 (d)                              138,544        138,544
Den Danske Bank
 5.276%, due 5/15/07 (d)                              415,632        415,632
Deutsche Bank Financial LLC
 5.30%, due 5/1/07                                  2,870,000      2,870,000
General Electric Capital Corp.
 5.24%, due 5/8/07                                  1,480,000      1,478,492
Jupiter Securitization Corp.
 5.281%, due 5/22/07 (d)                              124,690        124,690
 5.289%, due 5/4/07 (d)                               277,088        277,088

 12   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
KfW International Finance, Inc.
 5.22%, due 5/7/07 (e)                              $1,500,000  $  1,498,695
Kitty Hawk Funding Corp.
 5.292%, due 5/15/07 (d)                              138,544        138,544
Old Line Funding LLC
 5.293%, due 5/16/07 (d)                              138,544        138,544
Park Avenue Receivables Corp.
 5.268%, due 5/1/07 (d)                               138,544        138,544
Ranger Funding
 5.293%, due 5/22/07 (d)                              277,088        277,088
Yorktown Capital LLC
 5.282%, due 5/31/07 (d)                              138,544        138,544
                                                                ------------
Total Commercial Paper
 (Cost $8,188,581)                                                 8,188,581
                                                                ------------

                                                       SHARES
INVESTMENT COMPANY (0.7%)
BGI Institutional Money Market Fund (d)             1,216,696      1,216,696
                                                                ------------
Total Investment Company
 (Cost $1,216,696)                                                 1,216,696
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
 5.42%, dated 4/30/07
 due 5/1/07
 Proceeds at Maturity $277,130
 (Collateralized by various Corporate Bonds and a
 U.S. Treasury Note,
 with rates between 0.00% - 8.38% and maturity
 dates between 8/1/07 - 2/15/99,
 with a Principal Amount of
 $439,435 and a Market Value
 of $289,564) (d)                                   $ 277,088        277,088
                                                                ------------
Total Repurchase Agreement
 (Cost $277,088)                                                     277,088
                                                                ------------
TIME DEPOSITS (3.2%)
Abbey National PLC
 5.30%, due 5/7/07 (d)                                277,088        277,088
Bank of America Corp.
 5.27%, due 5/18/07 (d)(f)                            277,088        277,088
Bank of Nova Scotia
 5.28%, due 5/17/07 (d)                               277,088        277,088

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Calyon
 5.31%, due 5/1/07 (d)                              $1,385,441  $  1,385,441
Deutsche Bank AG
 5.28%, due 5/15/07 (d)                               415,632        415,632
KBC Bank N.V.
 5.28%, due 6/5/07 (d)                                304,797        304,797
Rabobank Nederland
 5.265%, due 5/3/07 (d)                               277,088        277,088
Royal Bank of Scotland
 5.285%, due 5/8/07 (d)                               277,088        277,088
Skandinaviska Enskilda Banken AB
 5.29%, due 5/31/07 (d)                               277,088        277,088
Societe Generale North America, Inc.
 5.29%, due 6/15/07 (d)                               277,088        277,088
Toronto Dominion Bank
 5.28%, due 5/11/07 (d)                             1,108,352      1,108,352
UBS AG
 5.27%, due 5/4/07 (d)                                138,545        138,545
                                                                ------------
Total Time Deposits
 (Cost $5,292,383)                                                 5,292,383
                                                                ------------
Total Short-Term Investments
 (Cost $14,974,748)                                               14,974,748
                                                                ------------
Total Investments
 (Cost $147,747,932) (g)                                106.2%   176,958,929(h)
Liabilities in Excess of
 Cash and Other Assets                                   (6.2)   (10,387,578)
                                                    ---------   ------------
Net Assets                                              100.0%  $166,571,351
                                                    =========   ============

(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(f)  Floating rate. Rate shown is the rate in effect at April 30, 2007.
(g)  The cost for federal income tax purposes is $147,930,707.
(h) At April 30, 2007 net unrealized appreciation was $29,028,222, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $30,237,549 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,209,327.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $147,747,932) including $8,785,795 market
  value of securities loaned                    $176,958,929
Cash                                                  10,314
Receivables:
  Fund shares sold                                   148,594
  Dividends and interest                             131,060
Other assets                                          31,353
                                                -------------
    Total assets                                 177,280,250
                                                -------------
LIABILITIES:
Securities lending collateral                      9,127,561
Payables:
  Investment securities purchased                  1,288,127
  Manager (See Note 3)                               108,515
  Transfer agent (See Note 3)                         73,097
  Fund shares redeemed                                47,158
  Professional fees                                   25,530
  NYLIFE Distributors (See Note 3)                    15,258
  Shareholder communication                           15,096
  Custodian                                            2,560
  Directors                                            1,508
Accrued expenses                                       4,489
                                                -------------
    Total liabilities                             10,708,899
                                                -------------
Net assets                                      $166,571,351
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $      1,448
  Class B                                                567
  Class C                                                212
  Class I                                              8,039
Additional paid-in capital                       128,768,341
Accumulated undistributed net investment
  income                                             654,232
Accumulated undistributed net realized gain on
  investments                                      7,927,515
Net unrealized appreciation on investments        29,210,997
                                                -------------
Net assets                                      $166,571,351
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 23,398,062
                                                =============
Shares of capital stock outstanding                1,448,238
                                                =============
Net asset value per share outstanding           $      16.16
Maximum sales charge (5.50% of offering price)          0.94
                                                -------------
Maximum offering price per share outstanding    $      17.10
                                                =============
CLASS B
Net assets applicable to outstanding shares     $  9,059,815
                                                =============
Shares of capital stock outstanding                  567,280
                                                =============
Net asset value and offering price per share
  outstanding                                   $      15.97
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  3,390,134
                                                =============
Shares of capital stock outstanding                  212,343
                                                =============
Net asset value and offering price per share
  outstanding                                   $      15.97
                                                =============
CLASS I
Net assets applicable to outstanding shares     $130,723,340
                                                =============
Shares of capital stock outstanding                8,038,896
                                                =============
Net asset value and offering price per share
  outstanding                                   $      16.26
                                                =============

 14   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 1,616,270
  Interest                                           135,583
  Income from securities loaned--net                  12,549
                                                 ------------
    Total income                                   1,764,402
                                                 ------------
EXPENSES:
  Manager (See Note 3)                               667,597
  Transfer agent--Classes A, B and C (See Note
    3)                                                64,440
  Transfer agent--Class I (See Note 3)                35,498
  Distribution--Class B (See Note 3)                  31,611
  Distribution--Class C (See Note 3)                  11,794
  Distribution/Service--Class A (Note 3)              26,912
  Service--Class B (See Note 3)                       10,537
  Service--Class C (See Note 3)                        3,931
  Professional fees                                   25,665
  Registration                                        25,465
  Shareholder communication                            9,937
  Custodian                                            6,110
  Directors                                            3,347
  Miscellaneous                                        7,193
                                                 ------------
    Total expenses before waiver                     930,037
  Expense waiver from Manager (See Note 3)           (53,710)
                                                 ------------
    Net expenses                                     876,327
                                                 ------------
Net investment income                                888,075
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   8,693,255
Net change in unrealized appreciation on
  investments                                      5,538,989
                                                 ------------
Net realized and unrealized gain on investments   14,232,244
                                                 ------------
Net increase in net assets resulting from
  operations                                     $15,120,319
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $1,740.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $    888,075   $  1,519,968
 Net realized gain on investments       8,693,255     14,001,868
 Net change in unrealized
  appreciation on investments           5,538,989      6,775,797
                                     ---------------------------
 Net increase in net assets
  resulting from operations            15,120,319     22,297,633
                                     ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                               (175,321)       (49,050)
   Class B                                (20,207)            --
   Class C                                 (7,560)            --
   Class I                             (1,492,755)    (1,132,744)
 From net realized gain on investments:
   Class A                               (853,502)            --
   Class B                               (342,871)            --
   Class C                               (126,375)            --
   Class I                             (5,051,479)            --
                                     ---------------------------
 Total dividends and distributions
  to shareholders                      (8,070,070)    (1,181,794)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              3,594,070      6,427,849
   Class B                              1,521,557      2,867,023
   Class C                                598,593      1,701,397
   Class I                              8,301,175     19,649,770
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                                972,035         46,111
   Class B                                333,473             --
   Class C                                113,600             --
   Class I                              6,543,216      1,132,524
                                     ---------------------------
                                       21,977,719     31,824,674
 Cost of shares redeemed:
   Class A                             (2,545,027)    (3,621,129)
   Class B                               (980,420)    (1,310,952)
   Class C                               (455,374)      (645,667)
   Class I                            (10,866,699)   (35,625,938)
                                     ---------------------------
                                      (14,847,520)   (41,203,686)
 Net asset value of shares converted (See Note
  1):
   Class A                                231,412      2,231,279
   Class B                               (231,412)    (2,231,279)
   Increase (decrease) in net
    assets derived from capital
    share transactions                  7,130,199     (9,379,012)
                                     ---------------------------
   Net increase in net assets          14,180,448     11,736,827

                                             2007           2006

NET ASSETS:
Beginning of period                  $152,390,903   $140,654,076
                                     ---------------------------
End of period                        $166,571,351   $152,390,903
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $    654,232   $  1,462,000
                                     ===========================

 16   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                CLASS A
                                ------------------------------------------------------------------------
                                                                                             JANUARY 2,
                                SIX MONTHS                                                      2004*
                                  ENDED                       YEAR ENDED                       THROUGH
                                APRIL 30,                     OCTOBER 31,                    OCTOBER 31,
                                  2007**               2006                2005                 2004
Net asset value at beginning
  of period                      $ 15.48              $ 13.37            $  12.40             $  12.08
                                ----------            -------            --------            -----------
Net investment income (loss)
  (a)                               0.06                 0.10                0.03                 0.06
Net realized and unrealized
  gain on investments               1.40                 2.06                1.04                 0.26
                                ----------            -------            --------            -----------
Total from investment
  operations                        1.46                 2.16                1.07                 0.32
                                ----------            -------            --------            -----------
Less dividends and
  distributions:
  From net investment income       (0.13)               (0.05)              (0.10)                  --
  From net realized gain on
    investments                    (0.65)                  --                  --                   --
                                ----------            -------            --------            -----------
Total dividends and
  distributions                    (0.78)               (0.05)              (0.10)                  --
                                ----------            -------            --------            -----------
Net asset value at end of
  period                         $ 16.16              $ 15.48            $  13.37             $  12.40
                                ==========            =======            ========            ===========
Total investment return (b)         9.74%(c)            16.21%               8.67%                2.65%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)      0.73%+               0.72%               0.24%                0.65%+
  Net expenses                      1.51%+               1.40%               1.65%                1.33%+
  Expenses (before waiver)          1.59%+               1.53%               1.76%                1.45%+
Portfolio turnover rate               37%                  43%                 39%                  48%
Net assets at end of period
  (in 000's)                     $23,398              $20,145            $ 12,641             $  9,206

                                                                CLASS C
                                ------------------------------------------------------------------------
                                                                                             JANUARY 2,
                                SIX MONTHS                                                      2004*
                                  ENDED                       YEAR ENDED                       THROUGH
                                APRIL 30,                     OCTOBER 31,                    OCTOBER 31,
                                  2007**               2006                2005                 2004
Net asset value at beginning
  of period                      $ 15.27              $ 13.24            $  12.33             $  12.08
                                ----------            -------            --------            -----------
Net investment income (loss)
  (a)                              (0.00)***            (0.01)              (0.07)               (0.01)
Net realized and unrealized
  gain (loss) on investments        1.39                 2.04                1.04                 0.26
                                ----------            -------            --------            -----------
Total from investment
  operations                        1.39                 2.03                0.97                 0.25
                                ----------            -------            --------            -----------
Less dividends and
  distributions:
  From net investment income       (0.04)                  --               (0.06)                  --
  From net realized gain on
    investments                    (0.65)                  --                  --                   --
                                ----------            -------            --------            -----------
Total dividends and
  distributions                    (0.69)                  --               (0.06)                  --
                                ----------            -------            --------            -----------
Net asset value at end of
  period                         $ 15.97              $ 15.27            $  13.24             $  12.33
                                ==========            =======            ========            ===========
Total investment return (b)         9.29%(c)            15.33%               7.85%                2.07%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)     (0.02%)+             (0.05%)             (0.51%)              (0.10%)+
  Net expenses                      2.26%+               2.15%               2.40%                2.08%+
  Expenses (before waiver)          2.34%+               2.28%               2.51%                2.20%+
Portfolio turnover rate               37%                  43%                 39%                  48%
Net assets at end of period
  (in 000's)                     $ 3,390              $ 2,981            $  1,643             $    884

*    Commencement of operations.
**   Unaudited.
***  Less than one cent per share.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(c)  Total return is not annualized.

 18   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                               CLASS B
                               ------------------------------------------------------------------------
                                                                                            JANUARY 2,
                               SIX MONTHS                                                      2004*
                                 ENDED                       YEAR ENDED                       THROUGH
                               APRIL 30,                     OCTOBER 31,                    OCTOBER 31,
                                 2007**               2006                2005                 2004
                                $ 15.28              $ 13.24            $  12.33             $  12.08
                               ----------            -------            --------            -----------
                                  (0.00)***            (0.01)              (0.07)               (0.01)
                                   1.38                 2.05                1.04                 0.26
                               ----------            -------            --------            -----------
                                   1.38                 2.04                0.97                 0.25
                               ----------            -------            --------            -----------
                                  (0.04)                  --               (0.06)                  --
                                  (0.65)                  --                  --                   --
                               ----------            -------            --------            -----------
                                  (0.69)                  --               (0.06)                  --
                               ----------            -------            --------            -----------
                                $ 15.97              $ 15.28            $  13.24             $  12.33
                               ==========            =======            ========            ===========
                                   9.28%(c)            15.41%               7.85%                2.07%(c)
                                  (0.02%)+             (0.04%)             (0.51%)              (0.10%)+
                                   2.26%+               2.15%               2.40%                2.08%+
                                   2.34%+               2.28%               2.51%                2.20%+
                                     37%                  43%                 39%                  48%
                                $ 9,060              $ 8,020            $  7,670             $  3,776

                                                        CLASS I
    ---------------------------------------------------------------------------------------------------------------
    SIX MONTHS
      ENDED
    APRIL 30,                                              YEAR ENDED OCTOBER 31,
      2007**                2006                2005                2004                2003                 2002
     $  15.59             $  13.48            $  12.44            $  11.26            $   9.38             $  12.55
    ----------            --------            --------            --------            ---------            --------
         0.10                 0.17                0.13                0.11                0.14                 0.13
         1.40                 2.08                1.05                1.23                1.85                (1.86)
    ----------            --------            --------            --------            ---------            --------
         1.50                 2.25                1.18                1.34                1.99                (1.73)
    ----------            --------            --------            --------            ---------            --------
        (0.18)               (0.14)              (0.14)              (0.16)              (0.11)               (0.31)
        (0.65)                  --                  --                  --                  --                (1.13)
    ----------            --------            --------            --------            ---------            --------
        (0.83)               (0.14)              (0.14)              (0.16)              (0.11)               (1.44)
    ----------            --------            --------            --------            ---------            --------
     $  16.26             $  15.59            $  13.48            $  12.44            $  11.26             $   9.38
    ==========            ========            ========            ========            =========            ========
         9.99%(c)            16.81%               9.48%              11.97%              21.43%              (16.46%)
         1.31%+               1.19%               0.95%               1.04%               1.37%                1.12%
         0.94%+               0.94%               0.94%               0.94%               0.94%                0.94%
         1.01%+               1.07%               1.05%               1.06%               1.11%                1.12%
           37%                  43%                 39%                 48%                 64%                  65%
     $130,723             $121,245            $118,701            $118,150            $163,551             $137,069

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay All Cap Value Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class I shares commenced on January 2, 1991 and Class A shares, Class B shares and Class C shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek maximum long-term total return from a combination of capital growth and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2007, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all federal and state income and excise taxes.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

 20   MainStay All Cap Value Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
22) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets & liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 23.)

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.85% of the average daily net assets of the Fund.

The Manager has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.50%; Class B, 2.25%; Class C, 2.25%; and Class I, 0.94%. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the

                                                    www.mainstayfunds.com     21

Manager incurred the expense. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.94% of the Fund's average daily net assets for its Class I shares. The Manager also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. For the six months ended April 30, 2007, the Manager earned fees from the Fund in the amount of $667,597 and waived its fees in the amount of $53,710.

As of April 30, 2007, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

          OCTOBER 31,
 2008*       2009        2010      TOTAL
$34,914    $181,402     $53,710   $270,026
------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays the Subadvisor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $8,542 for the six months ended April 30, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $5,002 and $651, respectively, for the six months ended April 30, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2007, amounted to $99,938.

(E) INDEPENDENT DIRECTORS FEES. For the six months ended April 30, 2007, Independent Directors were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board Meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Directors receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and other registered investment companies managed by NYLIM that are served by the Directors.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

 22   MainStay All Cap Value Fund

(G) CAPITAL. At April 30, 2007, New York Life and its affiliates held beneficially, shares of the Fund with the following values and percentages of net assets as follows:

Class A                                $     1,423        0.0*%
-------------------------------------------------------------
Class B                                      1,388        0.0*
-------------------------------------------------------------
Class C                                      1,388        0.0*
-------------------------------------------------------------
Class I                                 55,811,579       42.7
-------------------------------------------------------------

*   Less than one-tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2007, these fees, which are included in Professional fees shown on the Statement of Operations, were $3,820.

NOTE 4--FEDERAL INCOME TAX:

The Fund utilized $7,768,816 of capital loss carryforwards during the year ended October 31, 2006.

NOTE 5--FUND SECURITIES LOANED:

As of April 30, 2007, the Fund had securities on loan with an aggregate market value of $8,785,795. The Fund received $9,127,561 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost, which approximates market value.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2007, purchases and sales of securities, other than short-term securities, were $61,431 and $57,056, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                 SIX MONTHS ENDED
                                  APRIL 30, 2007*
                       CLASS A   CLASS B   CLASS C   CLASS I

Shares sold              233        99        39        533
------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           64        22         7        425
------------------------------------------------------------
                         297       121        46        958
Shares redeemed         (165)      (66)      (29)      (698)
------------------------------------------------------------
Shares converted (See
  Note 1)                 15       (13)       --         --
------------------------------------------------------------
Net increase             147        42        17        260
------------------------------------------------------------

                                    YEAR ENDED
                                 OCTOBER 31, 2006
                       CLASS A   CLASS B   CLASS C   CLASS I

Shares sold              442       199       116      1,339
------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            3        --        --         81
------------------------------------------------------------
                         445       199       116      1,420
Shares redeemed         (250)      (91)      (45)    (2,449)
------------------------------------------------------------
Shares converted (See
  Note 1)                160      (162)       --         --
------------------------------------------------------------
Net increase
  (decrease)             355       (54)       71     (1,029)
------------------------------------------------------------

*   Unaudited.

NOTE 10--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds Inc.

                                                    www.mainstayfunds.com     23

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that the tax positions will be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until June 30, 2007. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 24   MainStay All Cap Value Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its March 29-30, 2007 meeting, the Board of Directors (the "Board") of the All Cap Value Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the renewal of the Fund's Management and Subadvisory Agreements (the "Agreements") for one additional year.

In reaching its decision to renew the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2006 and March 2007. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. These reports were developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and sub-advisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to renew the Agreements for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadvisor to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreements was not based on any single factor noted above, but rather was based on a comprehensive consideration of all of the information provided to the Board throughout the year and specifically in connection with the contract renewal process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A discussion of the factors that figured prominently in the Board's decision to renew the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the renewal of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-

                                                    www.mainstayfunds.com     25
parties on numerous occasions. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadvisor to the Fund, noting that MacKay Shields advises other mutual funds, and serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund, including new senior executive leadership at MacKay Shields. The Board further considered MacKay Shields' track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE ALL CAP VALUE FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

With respect to the Fund, the Board acknowledged discussions among themselves, NYLIM and MacKay Shields throughout the prior year concerning the investment performance of the Fund, which culminated in NYLIM's recommendation to reorganize the Fund into the MainStay ICAP Equity Fund, another mutual fund overseen by the Board with investment objectives, strategies and risks similar to those of the MainStay All Cap Value Fund. In voting to approve this reorganization, the Board noted, among other things, that the shareholders of the MainStay All Cap Value Fund may benefit from the potential for stronger and more consistent investment performance historically demonstrated by the MainStay ICAP Equity Fund. Additional factors considered by the Board in approving the reorganization were discussed in the proxy statement/prospectus delivered to shareholders of the MainStay All Cap Value Fund in connection with the reorganization.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that NYLIM is taking appropriate and reasonable actions to address the Board's concerns about investment performance. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

 26   MainStay All Cap Value Fund

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fees paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual

                                                    www.mainstayfunds.com     27
funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the renewal of the Agreements for one additional year.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

                                       VOTES
ALL CAP VALUE FUND     VOTES FOR     WITHHELD    ABSTENTIONS       TOTAL
Susan B. Kerley      5,340,599.110   38,038.358     0.000      5,378,637.468
----------------------------------------------------------------------------
Alan R. Latshaw      5,340,599.110   38,038.358     0.000      5,378,637.468
----------------------------------------------------------------------------
Peter Meenan         5,340,599.110   38,038.358     0.000      5,378,637.468
----------------------------------------------------------------------------
Richard H. Nolan,
 Jr.                 5,340,599.110   38,038.358     0.000      5,378,637.468
----------------------------------------------------------------------------
Richard S.
 Trutanic            5,340,599.110   38,038.358     0.000      5,378,637.468
----------------------------------------------------------------------------
Roman L. Weil        5,340,599.110   38,038.358     0.000      5,378,637.468
----------------------------------------------------------------------------
John A. Weisser      5,340,599.110   38,038.358     0.000      5,378,637.468
----------------------------------------------------------------------------
Brian A. Murdock     5,340,599.110   38,038.358     0.000      5,378,637.468
----------------------------------------------------------------------------

This resulted in approval of the proposal.

 28   MainStay All Cap Value Fund

DIRECTORS AND OFFICERS

The Directors oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of Eclipse Funds Inc. (the "Fund") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The Directors listed below were elected to serve the Fund effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                     NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                    IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)          OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite;        Member of the Board of Managers        65         Trustee, Eclipse Funds since
        3/14/56           Director since     and President (since 2004) and                    June 2007 (3 funds); Director,
                          June 2007 and      Chief Executive Officer (since                    MainStay VP Series Fund, Inc.,
                          Chief Executive    2006), New York Life Investment                   since 2006 (25 portfolios);
                          Officer since      Management LLC and New York                       Director, ICAP Funds, Inc.,
                          2006               Life Investment Management                        since 2006 (3 funds); Trustee,
                                             Holdings LLC; Senior Vice                         The MainStay Funds since 2006
                                             President, New York Life                          (19 funds).
                                             Insurance Company (since 2004);
                                             Chairman of the Board and
                                             President, NYLIFE Distributors
                                             LLC and NYLCAP Manager LLC
                                             (since 2004) and Institutional
                                             Capital LLC (since 2006); Chief
                                             Executive Officer, Eclipse
                                             Funds (since 2006); Chairman
                                             (2006 to 2007) and Trustee and
                                             Chief Executive Officer (since
                                             2006), The MainStay Funds;
                                             Chairman (2006 to 2007) and
                                             Director and Chief Executive
                                             Officer (since 2006), MainStay
                                             VP Series Fund, Inc.; Director
                                             and Chief Executive Officer,
                                             ICAP Funds, Inc. (since 2006);
                                             Chief Investment Officer, MLIM
                                             Europe and Asia (2001 to 2003);
                                             President of Merrill Japan and
                                             Chairman of MLIM's Pacific
                                             Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* Director considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     29

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND                PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          65         Chairman since 2005 and Trustee
        8/12/51           Chairman since     Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          2005 and Director                                                    funds); Chairman and Director,
                          since 1990                                                           ICAP Funds, Inc., since 2006 (3
                                                                                               funds); Chairman and Trustee,
                                                                                               The MainStay Funds, since June
                                                                                               2007 (19 funds); Chairman and
                                                                                               Director, MainStay VP Series
                                                                                               Fund, Inc., since June 2007 (25
                                                                                               portfolios); Trustee, Legg
                                                                                               Mason Partners Funds, Inc.,
                                                                                               since 1991 (30 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        65         Trustee, Eclipse Funds since
        3/27/51           Director and       LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Audit Committee    Arthur Andersen LLP (1976 to                      ICAP Funds, Inc., since June
                          Financial Expert   2002); Consultant to the                          2007 (3 funds); Trustee, The
                          since June 2007    MainStay Funds Audit and                          MainStay Funds since 2006 (19
                                             Compliance Committee (2004                        funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (25 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9
                                                                                               portfolios); Trustee, Utopia
                                                                                               Funds since 2005 (4
                                                                                               portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Retired                                65         Trustee, Eclipse Funds since
        12/5/41           Director since                                                       2002 (3 funds); Director, ICAP
                          2002                                                                 Funds, Inc., since June 2007 (3
                                                                                               funds); Trustee, The MainStay
                                                                                               Funds since June 2007 (19
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         65         Trustee, Eclipse Funds since
        NOLAN, JR.        Director since     Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        ICAP Funds, Inc., since June
                                             Management (1994 to 2004)                         2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               2006 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        65         Trustee, Eclipse Funds since
        TRUTANIC          Director since     Executive Office (1990 to                         June 2007 (3 funds); Director,
        2/13/52           June 2007          1999), Somerset Group                             ICAP Funds, Inc., since June
                                             (financial advisory firm);                        2007 (3 funds); Trustee, The
                                             Managing Director and Advisor,                    MainStay Funds since 1994 (19
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002                            Series Fund, Inc., since June
                                             to 2004); Senior Managing                         2007 (25 portfolios).
                                             Director and Partner, Groupe
                                             Arnault S.A. (private
                                             investment firm) (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

 30   MainStay All Cap Value Fund

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND                PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             65         Trustee, Eclipse Funds since
        5/22/40           Director and       Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Audit Committee    Business, University of                           ICAP Funds, Inc., since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (3 funds); Trustee, The
                          since June 2007    Weil Associates, Inc.                             MainStay Funds since June 2007
                                             (consulting firm)                                 (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1994 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          65         Trustee, Eclipse Funds since
        10/22/41          Director since     Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             ICAP Funds, Inc., since June
                                                                                               2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1997 (25 portfolios); Trustee,
                                                                                               Direxion Funds (57 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007.
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Fund effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Fund effective June 7, 2007:

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Indefinite; Chief  Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Legal Officer      York Life Investment Management LLC (including predecessor
        10/19/46          since 2004         advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2005), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2002); Secretary,
                                             NYLIM Service Company LLC, NYLCAP Manager LLC, Madison
                                             Capital Funding LLC and Institutional Capital LLC (since
                                             2006); Chief Legal Officer, Eclipse Funds, The MainStay
                                             Funds and MainStay VP Series Fund, Inc. (since 2004),
                                             McMorgan Funds (since 2005) and ICAP Funds, Inc. (since
                                             2006); Managing Director and Senior Counsel, Lehman Brothers
                                             Inc. (1998 to 1999); General Counsel and Managing Director,
                                             JP Morgan Investment Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK BENINTENDE   Indefinite;        Managing Director, New York Life Investment Management LLC
        5/12/64           Treasurer and      (since June 2007); Treasurer and Principal Financial and
                          Principal          Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Financial and      MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          Accounting         2007); Vice President, Prudential Investments (2000 to
                          Officer since      2007); Assistant Treasurer, JennisonDryden Family of Funds,
                          June 2007          Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        Indefinite;        Senior Managing Director and Chief Marketing Officer, New
        FISHER            President since    York Life Investment Management LLC (since 2005); Managing
        2/22/59           March 2007         Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds, The
                                             MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Indefinite; Vice   Director, New York Life Investment Management LLC (including
        HARRINGTON        President--        predecessor advisory organizations) (since 2000); Executive
        2/8/59            Administration     Vice President, New York Life Trust Company and New York
                          since 2005         Life Trust Company, FSB (since 2006); Vice
                                             President--Administration, Eclipse Funds, MainStay VP Series
                                             Fund, Inc., and The MainStay Funds (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Indefinite;        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Senior Vice        2006) and Managing Director and Chief Compliance Officer
        12/16/65          President and      (2003 to 2006), New York Life Investment Management LLC and
                          Chief Compliance   New York Life Investment Management Holdings LLC; Senior
                          Officer since      Managing Director, Compliance (since 2006) and Managing
                          2006               Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                             Vice President and Chief Compliance Officer, Eclipse Funds,
                                             The MainStay Funds and MainStay VP Series Fund, Inc. (since
                                             2006), and ICAP Funds, Inc. (since 2006); Vice
                                             President--Compliance, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (2004 to 2006); Deputy Chief
                                             Compliance Officer, New York Life Investment Management LLC
                                             (2002 to 2003); Vice President and Compliance Officer,
                                             Goldman Sachs Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Indefinite;        Managing Director and Associate General Counsel, New York
        MORRISON          Secretary since    Life Investment Management LLC (since 2004); Managing
        3/26/56           2004               Director and Secretary, NYLIFE Distributors LLC (since
                                             2004); Secretary, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Fund effective June 7, 2007.

Christopher O. Blunt resigned as President of the Fund effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Fund effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Fund effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Fund effective March 19, 2007.

 32   MainStay All Cap Value Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund(1)
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(2)
MainStay Growth Equity Fund(3)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Class B shares closed to new investors, except for certain retirement savings and other automatic purchase plans, effective May 21, 2007.
2. Closed to new investors and new purchases as of January 1, 2002.
3. Offered only to residents of Connecticut, Maryland, New Jersey and New York.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.
(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO10759         (RECYCLE LOGO)                     MS155-07   MSAV10-04/07
                                                                              A3

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    ALL CAP GROWTH FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2007

MESSAGE FROM
THE PRESIDENT

At MainStay, we take special pride in providing investors with single-point access to the expertise of six diverse institutional boutique investment firms. Each mutual fund we offer is advised or subadvised by one or more institutional money managers, each of which has the autonomy to focus on its own unique investment style. By preserving the integrity of these boutiques, in both process and culture, we believe that we are helping to achieve greater consistency of returns for our shareholders.

New York Life Investment Management uses these boutiques to power its MainStay Funds, which seek to achieve investment excellence for our shareholders and maintain a disciplined, long-term perspective.

Equity investors were generally rewarded for holding their ground during the turbulent six months ended April 30, 2007. In late February and early March 2007, a correction in the Chinese stock market took a toll on stocks around the world. Fortunately, positive earnings reports led to a substantial rebound, and U.S. stocks in general recorded gains across every sector for the six-month reporting period. While past performance is no guarantee of future results, international stocks as a whole were even stronger, providing solid double-digit returns.

According to Russell data for U.S. equity markets, mid-cap companies generally outperformed small-and large-capitalization companies, and value stocks outperformed growth stocks among mid- and large-cap issuers.

During the six months ended April 30, 2007, the Federal Open Market Committee
(FOMC) maintained the federal funds target rate at a steady 5.25%, hoping that earlier rate hikes would be sufficient to keep inflation in check. The yield curve remained inverted throughout the reporting period, with Treasury bills yielding more than 10-year Treasury bonds. Although an inverted yield curve is sometimes associated with a heightened risk of recession, the FOMC continued to focus on the potential for moderate economic expansion.

Shorter-term interest rates declined slightly during the reporting period and longer-term interest rates rose. While rising interest rates hurt bond prices, most broad domestic bond-market indices provided modest but positive total returns.

Early in 2007, several subprime mortgage lenders faced higher-than-anticipated delinquencies and defaults, raising concerns about underwriting practices. Several lenders filed for bankruptcy protection, and others saw their stock prices decline. Fortunately, we believe that there is little evidence that the difficulties will undermine fixed-income markets in general.

As always, we appreciate your decision to make MainStay Funds part of your overall investment strategy. We look forward to serving your financial interests and growing together for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    ALL CAP GROWTH FUND

                    MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2007

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------


Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------


Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------


Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     26
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  29
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        29
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               29
--------------------------------------------------------------------------------

Directors and Officers                                                        30

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        2.42%   -0.50%  4.45%   5.13%
Excluding sales charges   8.38     5.29   5.64    5.72

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                    MAINSTAY ALL CAP           RUSSELL 3000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                    ----------------           -------------------            -------------
4/30/97                                                    9450                       10000                       10000
                                                          13408                       14211                       14107
                                                          16858                       17570                       17185
                                                          20584                       22463                       18926
                                                          15589                       15331                       16471
                                                          12535                       12374                       14391
                                                           9991                       10517                       12476
                                                          11891                       12929                       15330
                                                          12082                       12968                       16302
                                                          15659                       15159                       18815
4/30/07                                                   16488                       16908                       21681

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        3.01%   -0.48%  4.53%   4.81%
Excluding sales charges   8.01     4.52   4.86    4.81

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                    MAINSTAY ALL CAP           RUSSELL 3000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                    ----------------           -------------------            -------------
4/30/97                                                   10000                       10000                       10000
                                                          14037                       14211                       14107
                                                          17472                       17570                       17185
                                                          21116                       22463                       18926
                                                          15818                       15331                       16471
                                                          12622                       12374                       14391
                                                           9990                       10517                       12476
                                                          11810                       12929                       15330
                                                          11899                       12968                       16302
                                                          15311                       15159                       18815
4/30/07                                                   16002                       16908                       21681

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges        7.00%   3.51%  4.88%   4.82%
Excluding sales charges   8.00    4.51   4.88    4.82

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                    MAINSTAY ALL CAP           RUSSELL 3000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                    ----------------           -------------------            -------------
4/30/97                                                   10000                       10000                       10000
                                                          14037                       14211                       14107
                                                          17472                       17570                       17185
                                                          21116                       22463                       18926
                                                          15818                       15331                       16471
                                                          12622                       12374                       14391
                                                           9990                       10517                       12476
                                                          11816                       12929                       15330
                                                          11899                       12968                       16302
                                                          15324                       15159                       18815
4/30/07                                                   16015                       16908                       21681

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A, B and C shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B and C shares.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          8.71%   5.99%  6.11%   6.03%


(PERFORMANCE GRAPH)

                                                    MAINSTAY ALL CAP           RUSSELL 3000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                    ----------------           -------------------            -------------
4/30/97                                                   10000                       10000                       10000
                                                          14211                       14211                       14107
                                                          17894                       17570                       17185
                                                          21872                       22463                       18926
                                                          16554                       15331                       16471
                                                          13344                       12374                       14391
                                                          10665                       10517                       12476
                                                          12727                       12929                       15330
                                                          12992                       12968                       16302
                                                          16939                       15159                       18815
4/30/07                                                   17953                       16908                       21681



BENCHMARK PERFORMANCE
                                        SIX      ONE    FIVE     TEN
                                       MONTHS   YEAR    YEARS   YEARS
---------------------------------------------------------------------

Russell 3000(R) Growth Index(1)         8.34%   11.53%  6.44%   5.39%
S&P 500(R) Index(2)                     8.60    15.24   8.54    8.05
Average Lipper multi-cap growth
  fund(3)                               9.08     8.49   7.89    8.11

1. The Russell 3000(R) Growth Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all dividends and capital gains. The Russell 3000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay All Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ALL CAP GROWTH FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2006, to April 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2006, to April 30, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/06           4/30/07           PERIOD(1)           4/30/07            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,084.45           $ 8.01            $1,017.25            $ 7.75
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,080.90           $11.87            $1,013.50            $11.48
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,080.90           $11.87            $1,013.50            $11.48
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,087.55           $ 4.81            $1,020.35            $ 4.66
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.55% for Class A, 2.30% for Class B and Class C and 0.93% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).



                                                       www.mainstayfunds.com   7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     99.7
Short-Term Investments (collateral from securities lending                         9.7
  is 9.4%)
Written Call Option                                                               (0.1)
Liabilities in Excess of Cash and Other Assets                                    (9.3)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Microsoft Corp.
 2.  Thermo Fisher Scientific, Inc.
 3.  Terex Corp.
 4.  Coach, Inc.
 5.  Apple, Inc.
 6.  Cisco Systems, Inc.
 7.  Kohl's Corp.
 8.  Gilead Sciences, Inc.
 9.  Cytyc Corp.
10.  United Technologies Corp.

 8 MainStay All Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edmund C. Spelman of MacKay Shields LLC

HOW DID MAINSTAY ALL CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX-MONTHS ENDED APRIL 30, 2007?

Excluding all sales charges, MainStay All Cap Growth Fund returned 8.38% for Class A shares, 8.01% for Class B shares and 8.00% for Class C shares for the six months ended April 30, 2007. Over the same period, the Fund's Class I shares returned 8.71%. Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 8.34% return of the Russell 3000(R) Growth Index,(1) the Fund's broad-based securities-market index, for the six-month reporting period. All share classes underperformed the 9.08% return of the average Lipper(2) multi-cap growth fund for the six months ended April 30, 2007. See page 5 for Fund returns with sales charges.

WHAT DECISIONS HAD THE BIGGEST INFLUENCE ON THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Stock selection in the information technology and energy sectors enhanced the Fund's results relative to the Russell 3000(R) Growth Index during the reporting period. The three strongest sector contributions to the Fund's absolute performance came from information technology, energy and industrials. The three weakest sector contributions came from materials, telecommunication services and consumer discretionary.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG PERFORMERS AND WHICH ONES WERE WEAK?

The strongest contributors to the Fund's performance on an absolute basis were construction manufacturer Terex, electronics distributor Avnet and semiconductor wafer manufacturer MEMC Electronic Materials, each of which produced above-consensus earnings gains. Major detractors from the Fund's performance included Best Buy, Varian Medical Systems and Motorola. The earnings outlook at all three of these companies deteriorated.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, the Fund initiated new positions in aerospace components manufacturer Precision Castparts, pharmaceutical company Schering-Plough and power generator NRG Energy. Attractive short- and long-term earnings growth and profits at these companies were coupled with compelling valuations. Significant sales included specialty retailers Bed Bath & Beyond and Lowe's Companies. The former company focuses on home furnishings and the latter on home improvements. Both companies saw slower growth as the residential housing market cooled.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the period, the Fund reduced its overweight position relative to the Russell 3000(R) Growth Index in the consumer discretionary, energy, financials and industrials sectors. The Fund increased its exposure in the information technology, telecommunications services and utilities sectors.

During the reporting period, the Fund's overweight positions in energy, industrials and financials contributed positively to relative performance as a result of individual security selection. The Fund was underweight in the information technology sector, where security selection helped performance. The Fund's underweight position in consumer staples also contributed positively to the Fund's relative performance.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase.
1. See footnote on page 6 for more information on the Russell 3000(R) Growth Index.
2. See footnote on page 6 for more information about Lipper Inc.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                       www.mainstayfunds.com   9

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2007 UNAUDITED


                                                       SHARES          VALUE
COMMON STOCKS (99.7%)+
----------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.1%)
L-3 Communications Holdings, Inc.                      48,500   $  4,361,605
Precision Castparts Corp.                              29,300      3,050,423
V  United Technologies Corp.                           81,200      5,450,956
                                                                ------------
                                                                  12,862,984
                                                                ------------
AIR FREIGHT & LOGISTICS (1.4%)
FedEx Corp.                                            40,400      4,259,776
                                                                ------------

AUTOMOBILES (1.5%)
Harley-Davidson, Inc. (a)                              72,500      4,590,700
                                                                ------------
BEVERAGES (1.5%)
PepsiCo, Inc.                                          73,800      4,877,442
                                                                ------------

BIOTECHNOLOGY (3.7%)
Amgen, Inc. (b)                                        22,200      1,423,908
Genentech, Inc. (b)                                    41,700      3,335,583
V  Gilead Sciences, Inc. (b)                           70,300      5,744,916
United Therapeutics Corp. (a)(b)                       18,400      1,028,744
                                                                ------------
                                                                  11,533,151
                                                                ------------
CAPITAL MARKETS (4.2%)
Affiliated Managers Group, Inc. (a)(b)                 30,900      3,634,767
Ameriprise Financial, Inc.                             45,400      2,699,938
Lehman Brothers Holdings, Inc.                         26,000      1,957,280
Morgan Stanley                                         57,700      4,847,377
                                                                ------------
                                                                  13,139,362
                                                                ------------
CHEMICALS (1.7%)
Praxair, Inc.                                          84,300      5,441,565
                                                                ------------

COMMUNICATIONS EQUIPMENT (5.2%)
V  Cisco Systems, Inc. (b)                            231,000      6,176,940
Corning, Inc. (b)                                     217,700      5,163,844
Research In Motion, Ltd. (b)                           38,500      5,065,830
                                                                ------------
                                                                  16,406,614
                                                                ------------
COMPUTERS & PERIPHERALS (3.6%)
V  Apple, Inc. (b)                                     62,800      6,267,440
EMC Corp. (b)                                         325,000      4,933,500
                                                                ------------
                                                                  11,200,940
                                                                ------------
CONSUMER FINANCE (2.0%)
American Express Co.                                   76,100      4,616,987
AmeriCredit Corp. (a)(b)                               66,500      1,677,795
                                                                ------------
                                                                   6,294,782
                                                                ------------
DIVERSIFIED FINANCIAL SERVICES (3.4%)
Bank of America Corp.                                  24,700      1,257,230
IntercontinentalExchange, Inc. (b)                     29,500      3,746,500
JPMorgan Chase & Co.                                   60,900   $  3,172,890
Nasdaq Stock Market, Inc. (The) (b)                    76,500      2,490,840
                                                                ------------
                                                                  10,667,460
                                                                ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
NeuStar, Inc. Class A (a)(b)                           49,400      1,420,744
NTELOS Holdings Corp. (b)                              83,300      1,677,662
                                                                ------------
                                                                   3,098,406
                                                                ------------
ELECTRICAL EQUIPMENT (1.8%)
General Cable Corp. (b)                                13,900        798,416
Roper Industries, Inc. (a)                             88,800      4,978,128
                                                                ------------
                                                                   5,776,544
                                                                ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.3%)
Amphenol Corp. Class A                                153,400      5,385,874
Anixter International, Inc. (a)(b)                     52,700      3,773,320
Avnet, Inc. (a)(b)                                    107,300      4,388,570
                                                                ------------
                                                                  13,547,764
                                                                ------------
ENERGY EQUIPMENT & SERVICES (5.1%)
Baker Hughes, Inc.                                     44,800      3,601,472
Cameron International Corp. (b)                        22,500      1,452,825
National Oilwell Varco, Inc. (b)                       26,900      2,282,465
Transocean, Inc. (b)                                   46,700      4,025,540
Weatherford International, Ltd. (b)                    86,600      4,545,634
                                                                ------------
                                                                  15,907,936
                                                                ------------
HEALTH CARE EQUIPMENT & SUPPLIES (3.1%)
V  Cytyc Corp. (b)                                    161,900      5,703,737
Respironics, Inc. (b)                                  53,800      2,192,888
Varian Medical Systems, Inc. (b)                       46,600      1,966,986
                                                                ------------
                                                                   9,863,611
                                                                ------------
HEALTH CARE PROVIDERS & SERVICES (5.3%)
Aetna, Inc.                                            73,300      3,436,304
DaVita, Inc. (b)                                       45,800      2,501,138
Health Net, Inc. (b)                                   49,200      2,659,752
UnitedHealth Group, Inc.                               55,514      2,945,573
WellPoint, Inc. (b)                                    62,764      4,956,473
                                                                ------------
                                                                  16,499,240
                                                                ------------
HOUSEHOLD DURABLES (0.9%)
Harman International Industries, Inc.                  22,400      2,730,336
                                                                ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
NRG Energy, Inc. (a)(b)                                20,600      1,626,576
                                                                ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10 MainStay All Cap Growth Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
INSURANCE (2.8%)
Hanover Insurance Group, Inc. (The)                    46,000   $  2,114,160
Prudential Financial, Inc.                             53,600      5,092,000
Zenith National Insurance Corp.                        32,600      1,507,750
                                                                ------------
                                                                   8,713,910
                                                                ------------
INTERNET SOFTWARE & SERVICES (1.6%)
Akamai Technologies, Inc. (a)(b)                       44,400      1,957,152
Equinix, Inc. (a)(b)                                   19,500      1,627,665
j2 Global Communications, Inc. (a)(b)                  53,500      1,538,660
                                                                ------------
                                                                   5,123,477
                                                                ------------
LIFE SCIENCES TOOLS & SERVICES (3.2%)
Covance, Inc. (b)                                      44,900      2,716,450
V  Thermo Fisher Scientific, Inc. (b)                 139,600      7,267,576
                                                                ------------
                                                                   9,984,026
                                                                ------------
MACHINERY (5.3%)
Caterpillar, Inc.                                      33,100      2,403,722
Danaher Corp.                                          71,700      5,104,323
Oshkosh Truck Corp.                                    37,600      2,103,344
V  Terex Corp. (b)                                     89,400      6,959,790
                                                                ------------
                                                                  16,571,179
                                                                ------------
MEDIA (4.2%)
Comcast Corp. Class A (b)                             147,300      3,927,018
McGraw-Hill Cos., Inc. (The)                           35,900      2,352,527
News Corp. Class A                                    156,100      3,495,079
Omnicom Group, Inc.                                    31,600      3,308,836
                                                                ------------
                                                                  13,083,460
                                                                ------------
METALS & MINING (0.6%)
Allegheny Technologies, Inc.                           16,000      1,753,280
                                                                ------------

MULTILINE RETAIL (3.2%)
V  Kohl's Corp. (b)                                    83,400      6,174,936
Target Corp.                                           65,900      3,912,483
                                                                ------------
                                                                  10,087,419
                                                                ------------
OIL, GAS & CONSUMABLE FUELS (1.4%)
Tesoro Corp.                                           25,900      3,139,080
Williams Cos., Inc.                                    45,100      1,330,450
                                                                ------------
                                                                   4,469,530
                                                                ------------
PHARMACEUTICALS (1.8%)
Johnson & Johnson                                      36,300      2,331,186
Schering-Plough Corp.                                 102,000      3,236,460
                                                                ------------
                                                                   5,567,646
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS (0.7%)
CapitalSource, Inc. (a)                                83,300      2,146,641
                                                                ------------

ROAD & RAIL (1.3%)
Norfolk Southern Corp.                                 77,400      4,120,776
                                                                ------------


                                                       SHARES          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.6%)
Intel Corp.                                           204,800   $  4,403,200
MEMC Electronic Materials, Inc. (b)                    87,900      4,823,952
National Semiconductor Corp. (a)                       78,400      2,061,920
                                                                ------------
                                                                  11,289,072
                                                                ------------
SOFTWARE (6.1%)
Autodesk, Inc. (b)                                     91,200      3,763,824
FactSet Research Systems, Inc.                         87,250      5,366,747
V  Microsoft Corp.                                    334,200     10,005,948
                                                                ------------
                                                                  19,136,519
                                                                ------------
SPECIALTY RETAIL (2.6%)
Abercrombie & Fitch Co. Class A                        56,500      4,613,790
Best Buy Co., Inc.                                     73,650      3,435,773
                                                                ------------
                                                                   8,049,563
                                                                ------------
TEXTILES, APPAREL & LUXURY GOODS (3.6%)
V  Coach, Inc. (b)                                    131,900      6,440,677
Phillips-Van Heusen Corp.                              89,800      5,019,820
                                                                ------------
                                                                  11,460,497
                                                                ------------
TRADING COMPANIES & DISTRIBUTORS (1.3%)
WESCO International, Inc. (a)(b)                       65,000      4,106,050
                                                                ------------

WIRELESS TELECOMMUNICATION SERVICES (2.1%)
American Tower Corp. Class A (b)                       77,000      2,926,000
Leap Wireless International, Inc. (a)(b)               10,200        778,566
NII Holdings, Inc. (b)                                 16,100      1,235,675
SBA Communications Corp. Class A (a)(b)                52,800      1,553,376
                                                                ------------
                                                                   6,493,617
                                                                ------------
Total Common Stocks
 (Cost $227,310,977)                                             312,481,851
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS (9.7%)
----------------------------------------------------------------------------
COMMERCIAL PAPER (2.7%)
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.273%, due 5/23/07 (c)                           $1,342,736      1,342,736
Compass Securitization
 5.292%, due 5/23/07 (c)                              447,579        447,579
 5.294%, due 5/31/07 (c)                              447,579        447,579
Den Danske Bank
 5.276%, due 5/15/07 (c)                            1,342,736      1,342,736
Deutsche Bank Financial LLC
 5.30%, due 5/1/07                                  1,040,000      1,040,000

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Jupiter Securitization Corp.
 5.281%, due 5/22/07 (c)                            $ 402,821   $    402,821
 5.289%, due 5/4/07 (c)                               895,157        895,157
Kitty Hawk Funding Corp.
 5.292%, due 5/15/07 (c)                              447,579        447,579
Old Line Funding LLC
 5.293%, due 5/16/07 (c)                              447,579        447,579
Park Avenue Receivables Corp.
 5.268%, due 5/1/07 (c)                               447,579        447,579
Ranger Funding
 5.293%, due 5/22/07 (c)                              895,157        895,157
Yorktown Capital LLC
 5.282%, due 5/31/07 (c)                              447,579        447,579
                                                                ------------
Total Commercial Paper
 (Cost $8,604,081)                                                 8,604,081
                                                                ------------

                                                       SHARES
INVESTMENT COMPANY (1.2%)
BGI Institutional Money Market Fund (c)             3,930,641      3,930,641
                                                                ------------
Total Investment Company
 (Cost $3,930,641)                                                 3,930,641
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
 5.42%, dated 4/30/07
 due 5/1/07
 Proceeds at Maturity $895,292
 (Collateralized by various Corporate Bonds and a
 U.S. Treasury Note, with rates between
 0.00%-8.38% and maturity dates between
 8/1/07-2/15/99, with a Principal Amount of
 $1,419,635 and a Market Value of $935,462) (c)     $ 895,157        895,157
                                                                ------------
Total Repurchase Agreement
 (Cost $895,157)                                                     895,157
                                                                ------------

TIME DEPOSITS (5.5%)
Abbey National PLC
 5.30%, due 5/7/07 (c)                                895,157        895,157
Bank of America Corp.
 5.27%, due 5/18/07 (c)(d)                            895,157        895,157

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Bank of Nova Scotia
 5.28%, due 5/17/07 (c)                             $ 895,157   $    895,157
Calyon
 5.31%, due 5/1/07 (c)                              4,475,787      4,475,787
Deutsche Bank AG
 5.28%, due 5/15/07 (c)                             1,342,736      1,342,736
KBC Bank N.V.
 5.28%, due 6/5/07 (c)                                984,674        984,674
Rabobank Nederland
 5.265%, due 5/3/07 (c)                               895,157        895,157
Royal Bank of Scotland
 5.285%, due 5/8/07 (c)                               895,157        895,157
Skandinaviska Enskilda Banken AB
 5.29%, due 5/31/07 (c)                               895,157        895,157
Societe Generale North America, Inc.
 5.29%, due 6/15/07 (c)                               895,157        895,157
Toronto Dominion Bank
 5.28%, due 5/11/07 (c)                             3,580,630      3,580,630
UBS AG
 5.27%, due 5/4/07 (c)                                447,579        447,579
                                                                ------------
Total Time Deposits
 (Cost $17,097,505)                                               17,097,505
                                                                ------------
Total Short-Term Investments
 (Cost $30,527,384)                                               30,527,384
                                                                ------------
Total Investments
 (Cost $257,838,361) (e)                                109.4%   343,009,235(f)
Liabilities in Excess of
 Cash and Other Assets                                   (9.4)   (29,588,652)
                                                    ---------   ------------
Net Assets                                              100.0%  $313,420,583
                                                    =========   ============
                                                    NUMBER OF
                                                    CONTRACTS
WRITTEN CALL OPTION (-0.1%)
----------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (-0.1%)
Apple, Computer Inc.
 Strike Price $95.00
 Expire 7/21/07                                       (36,600)  $   (336,720)
                                                                ------------
Total Written Call Option
 (Premium Received $256,013)                                    $   (336,720)
                                                                ============

 12 MainStay All Cap Growth Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

+++ All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  Represents a security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at April 30, 2007.
(e)  The cost for federal income tax purposes is $257,995,459.
(f) At April 30, 2007 net unrealized appreciation was $85,013,776, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $86,821,797 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,808,021.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $257,838,361) including $28,551,404
  market value of securities loaned             $343,009,235
Cash                                                   8,271
Receivables:
  Investment securities sold                         484,053
  Fund shares sold                                   195,823
  Dividends and interest                              45,285
Other assets                                          34,998
                                                -------------
    Total assets                                 343,777,665
                                                -------------
LIABILITIES:
Written options, at value (premiums received
  $256,013)                                          336,720
Securities lending collateral                     29,487,384
Payables:
  Manager (See Note 3)                               219,508
  Fund shares redeemed                               129,433
  Transfer agent (See Note 3)                         85,185
  Professional fees                                   36,015
  Shareholder communication                           29,354
  NYLIFE Distributors (See Note 3)                    19,187
  Custodian                                            5,758
  Directors                                            4,046
Accrued expenses                                       4,492
                                                -------------
    Total liabilities                             30,357,082
                                                -------------
Net assets                                      $313,420,583
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $      1,058
  Class B                                                415
  Class C                                                220
  Class I                                              9,977
Additional paid-in capital                       217,352,157
Accumulated net investment loss                     (452,611)
Accumulated net realized gain on investments      11,419,200
Net unrealized appreciation on investments and
  written option contracts                        85,090,167
                                                -------------
Net assets                                      $313,420,583
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 27,353,587
                                                =============
Shares of capital stock outstanding                1,057,674
                                                =============
Net asset value per share outstanding           $      25.86
Maximum sales charge (5.50% of offering price)          1.51
                                                -------------
Maximum offering price per share outstanding    $      27.37
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 10,467,196
                                                =============
Shares of capital stock outstanding                  414,896
                                                =============
Net asset value and offering price per share
  outstanding                                   $      25.23
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  5,546,598
                                                =============
Shares of capital stock outstanding                  219,685
                                                =============
Net asset value and offering price per share
  outstanding                                   $      25.25
                                                =============
CLASS I
Net assets applicable to outstanding shares     $270,053,202
                                                =============
Shares of capital stock outstanding                9,977,040
                                                =============
Net asset value and offering price per share
  outstanding                                   $      27.07
                                                =============

 14 MainStay All Cap Growth Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 1,019,509
  Interest                                           110,302
  Income from securities loaned--net                  16,174
                                                 ------------
    Total income                                   1,145,985
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,288,031
  Transfer agent--Classes A, B and C (See Note
    3)                                                84,167
  Transfer agent--Class I (See Note 3)                30,634
  Distribution--Class B (See Note 3)                  38,901
  Distribution--Class C (See Note 3)                  18,468
  Distribution/Service--Class A (See Note 3)          33,944
  Service--Class B (See Note 3)                       12,967
  Service--Class C (See Note 3)                        6,156
  Professional fees                                   38,994
  Registration                                        28,874
  Shareholder communication                           19,959
  Custodian                                           13,436
  Directors                                            7,043
  Miscellaneous                                       12,193
                                                 ------------
    Total expenses before waiver                   1,633,767
  Expense waiver from Manager (See Note 3)           (35,171)
                                                 ------------
    Net expenses                                   1,598,596
                                                 ------------
Net investment loss                                 (452,611)
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
WRITTEN OPTIONS:
Net realized gain on investments                  15,606,915
Net change in unrealized appreciation on:
  Security transactions                           10,425,277
  Written option contracts                           (80,707)
                                                 ------------
Net change in unrealized appreciation on
  investments and written options contracts       10,344,570
                                                 ------------
Net realized and unrealized gain on investments
  and written options contracts                   25,951,485
                                                 ------------
Net increase in net assets resulting from
  operations                                     $25,498,874
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2006

                                             2007            2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss                 $   (452,611)  $  (1,397,920)
 Net realized gain on investments      15,606,915      38,971,087
 Net change in unrealized
  appreciation on investments and
  written options contracts            10,344,570      (8,298,497)
                                     ----------------------------
 Net increase in net assets
  resulting from operations            25,498,874      29,274,670
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              2,981,998      17,132,969
   Class B                                963,707       6,494,229
   Class C                              1,135,659       4,149,470
   Class I                             11,299,055      49,369,946
                                     ----------------------------
                                       16,380,419      77,146,614
 Cost of shares redeemed:
   Class A                             (6,383,725)     (7,557,845)
   Class B                             (1,682,459)     (3,035,094)
   Class C                               (796,425)     (1,787,770)
   Class I                            (26,457,358)   (102,361,499)
                                     ----------------------------
                                      (35,319,967)   (114,742,208)
 Net asset value of shares converted (See Note
  1):
   Class A                                380,111       2,940,593
   Class B                               (380,111)     (2,940,593)
   Decrease in net assets derived
    from capital share transactions   (18,939,548)    (37,595,594)
                                     ----------------------------
   Net increase (decrease) in net
    assets                              6,559,326      (8,320,924)

NET ASSETS:
Beginning of period                   306,861,257     315,182,181
                                     ----------------------------
End of period                        $313,420,583   $ 306,861,257
                                     ============================
Accumulated net investment loss at
 end of period                       $   (452,611)  $  (4,187,715)
                                     ============================

 16 MainStay All Cap Growth Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                              CLASS A
                                                       -----------------------------------------------------
                                                                                                 JANUARY 2,
                                                       SIX MONTHS                                   2004*
                                                         ENDED              YEAR ENDED             THROUGH
                                                       APRIL 30,           OCTOBER 31,           OCTOBER 31,
                                                         2007**         2006         2005           2004
Net asset value at beginning of period                  $ 23.86        $ 21.84      $ 18.32        $ 18.99
                                                       ----------      -------      -------      -----------
Net investment loss (a)                                   (0.10)         (0.21)       (0.19)(b)      (0.10)
Net realized and unrealized gain (loss) on
  investments                                              2.10           2.23         3.71          (0.57)
                                                       ----------      -------      -------      -----------
Total from investment operations                           2.00           2.02         3.52          (0.67)
                                                       ----------      -------      -------      -----------
Net asset value at end of period                        $ 25.86        $ 23.86      $ 21.84        $ 18.32
                                                       ==========      =======      =======      ===========
Total investment return (c)                                8.38% (d)      9.25%       19.21%         (3.53%)(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss                                     (0.79%)+       (0.89%)      (0.95%)(b)     (0.61%)+
  Net expenses                                             1.55% +        1.50%        1.55%          1.31% +
  Expenses (before waiver)                                 1.57% +        1.54%        1.59%          1.37% +
Portfolio turnover rate                                      19%            46%          31%            44%
Net assets at end of period (in 000's)                  $27,354        $28,170      $14,333        $12,716

                                                                             CLASS C
                                                       ---------------------------------------------------
                                                                                               JANUARY 2,
                                                       SIX MONTHS                                 2004*
                                                         ENDED             YEAR ENDED            THROUGH
                                                       APRIL 30,          OCTOBER 31,          OCTOBER 31,
                                                         2007**         2006        2005          2004
Net asset value at beginning of period                   $23.38        $21.56      $18.22        $18.99
                                                       ----------      ------      ------      -----------
Net investment loss (a)                                   (0.19)        (0.37)      (0.36)(b)     (0.23)
Net realized and unrealized gain (loss) on
  investments                                              2.06          2.19        3.70         (0.54)
                                                       ----------      ------      ------      -----------
Total from investment operations                           1.87          1.82        3.34         (0.77)
                                                       ----------      ------      ------      -----------
Net asset value at end of period                         $25.25        $23.38      $21.56        $18.22
                                                       ==========      ======      ======      ===========
Total investment return (c)                                8.00% (d)     8.44%      18.33%        (4.05%)(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss                                     (1.55%)+      (1.64%)     (1.70%)(b)    (1.36%)+
  Net expenses                                             2.30% +       2.25%       2.30%         2.06% +
  Expenses (before waiver)                                 2.33% +       2.29%       2.34%         2.12% +
Portfolio turnover rate                                      19%           46%         31%           44%
Net assets at end of period (in 000's)                   $5,547        $4,820      $2,292        $  532

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss include $0.01 per share and
     0.06%, respectively, as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  Total return is not annualized.

 18 MainStay All Cap Growth Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                          CLASS B
    ----------------------------------------------------
                                             JANUARY 2,
    SIX MONTHS                                  2004*
      ENDED             YEAR ENDED             THROUGH
    APRIL 30,           OCTOBER 31,          OCTOBER 31,
      2007**         2006         2005          2004
     $ 23.36        $ 21.54      $18.21        $18.99
    ----------      -------      ------      -----------
       (0.18)         (0.37)      (0.36)(b)     (0.22)
        2.05           2.19        3.69         (0.56)
    ----------      -------      ------      -----------
        1.87           1.82        3.33         (0.78)
    ----------      -------      ------      -----------
     $ 25.23        $ 23.36      $21.54        $18.21
    ==========      =======      ======      ===========
        8.01% (d)      8.45%      18.29%        (4.11%)(d)
       (1.54%)+       (1.63%)     (1.70%)(b)    (1.36%)+
        2.30% +        2.25%       2.30%         2.06% +
        2.32% +        2.29%       2.34%         2.12% +
          19%            46%         31%           44%
     $10,467        $10,770      $9,499        $3,453

                                        CLASS I
    --------------------------------------------------------------------------------
    SIX MONTHS
      ENDED
    APRIL 30,                            YEAR ENDED OCTOBER 31,
      2007**          2006          2005          2004          2003          2002
     $  24.90       $  22.66      $  18.90      $  18.66      $  16.02      $  19.92
    ----------      --------      --------      --------      --------      --------
        (0.02)         (0.08)        (0.07)(b)     (0.04)        (0.01)        (0.04)
         2.19           2.32          3.83          0.28          2.65         (3.86)
    ----------      --------      --------      --------      --------      --------
         2.17           2.24          3.76          0.24          2.64         (3.90)
    ----------      --------      --------      --------      --------      --------
     $  27.07       $  24.90      $  22.66      $  18.90      $  18.66      $  16.02
    ==========      ========      ========      ========      ========      ========
         8.71% (d)      9.89%        19.89%         1.29%        16.48%       (19.58%)
        (0.17%)+       (0.31%)       (0.33%)(b)    (0.23%)       (0.04%)       (0.22%)
         0.93% +        0.93%         0.93%         0.93%         0.93%         0.93%
         0.95% +        0.97%         0.97%         0.99%         1.02%         1.02%
           19%            46%           31%           44%           35%           63%
     $270,053       $263,102      $289,058      $253,968      $342,761      $320,059

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay All Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class I shares commenced on January 2, 1991 and Class A shares, Class B shares and Class C shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Option contracts are valued at the last posted settlement price on the market where such options are principally traded.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2007, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles in the United States of America.

 20 MainStay All Cap Growth Fund

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
22) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets & liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(H) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in

                                                      www.mainstayfunds.com   21
the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 23.)

(J) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.85% of the average daily net assets of the Fund.

The Manager has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.54%; Class B, 2.29%; Class C, 2.29%; and Class I, 0.93%. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.93% of the Fund's average daily net assets for its Class I shares. The Manager also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. For the six months ended April 30, 2007, the Manager earned fees from the Fund in the amount of $1,288,031 and waived its fees in the amount of $35,171.

As of April 30, 2007, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

               OCTOBER 31,
        2008*              2009      2010      TOTAL
       $27,750         $126,077   $35,171   $188,998
----------------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays the Subadvisor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee,

 22 MainStay All Cap Growth Fund
which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $6,679 for the six months ended April 30, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $58, $11,054 and $974, respectively, for the six months ended April 30, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2007, amounted to $114,801.

(E) INDEPENDENT DIRECTORS FEES. For the six months ended April 30, 2007, Independent Directors were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board Meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Directors receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and other registered investment companies managed by NYLIM that are served by the Directors.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) CAPITAL. At April 30, 2007, New York Life and its affiliates held beneficially, shares of the Fund with the following values and percentages of net assets as follows:

Class A                             $      1,362      0.0*%
---------------------------------------------------------
Class B                                    1,329      0.0*
---------------------------------------------------------
Class C                                    1,330      0.0*
---------------------------------------------------------
Class I                              198,306,001     73.4
---------------------------------------------------------

* Less than one-tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2007, these fees, which are included in Professional fees shown on the Statement of Operations, were $7,332.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2006, for federal income tax purposes, capital loss carryforwards of $4,030,617 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS           CAPITAL LOSS
        AVAILABLE THROUGH       AMOUNTS (000'S)
               2012                  $4,031
       -------------------------------------------

The Fund utilized $38,647,803 of capital loss carryforwards during the year ended October 31, 2006.

NOTE 5--FUND SECURITIES LOANED AND WRITTEN OPTIONS:

As of April 30, 2007, the Fund had securities on loan with an aggregate market value of $28,551,404. The Fund received $29,487,384 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost, which approximates market value.

                                                      www.mainstayfunds.com   23

During the six months ended April 30, 2007, the Fund had the following transactions in written options:

                                   NUMBER OF
                                   CONTRACTS   PREMIUM
Options Outstanding at October
  31, 2006                              --     $     --
-------------------------------------------------------
Options--Written                    36,600      256,013
-------------------------------------------------------
Options--Expired                        --           --
-------------------------------------------------------
Options--Canceled in closing
  transactions                          --           --
-------------------------------------------------------
Options Outstanding at April 30,
  2007                              36,600     $256,013
-------------------------------------------------------

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2007, purchases and sales of securities, other than short-term securities, were $58,711 and $79,513, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED
                                                     APRIL 30, 2007*
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                 121        40        47        436
-------------------------------------------------------------------------------
Shares redeemed                            (260)      (72)      (33)    (1,027)
-------------------------------------------------------------------------------
Shares converted (See Note 1)                16       (14)       --         --
-------------------------------------------------------------------------------
Net increase (decrease)                    (123)      (46)       14       (591)
-------------------------------------------------------------------------------

                                                         YEAR ENDED
                                                      OCTOBER 31, 2006
                                          CLASS A      CLASS B   CLASS C   CLASS I
Shares sold                                 726         280        178      2,030
----------------------------------------------------------------------------------
Shares redeemed                            (328)       (132)       (78)    (4,220)
----------------------------------------------------------------------------------
Shares converted (See Note 1)               126        (128)        --         --
----------------------------------------------------------------------------------
Net increase (decrease)                     524          20        100     (2,190)
----------------------------------------------------------------------------------

* Unaudited.

NOTE 10--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds Inc.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that the tax positions will be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until June 30, 2007. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current

 24 MainStay All Cap Growth Fund
generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                      www.mainstayfunds.com   25

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its March 29-30, 2007 meeting, the Board of Directors (the "Board") of the All Cap Growth Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the renewal of the Fund's Management and Subadvisory Agreements (the "Agreements") for one additional year.

In reaching its decision to renew the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2006 and March 2007. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. These reports were developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and sub-advisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to renew the Agreements for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadvisor to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreements was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract renewal process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A discussion of the factors that figured prominently in the Board's decision to renew the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the renewal of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder ser-

 26 MainStay All Cap Growth Fund
vices, which has been recognized by independent third-parties on numerous occasions. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadvisor to the Fund, noting that MacKay Shields advises other mutual funds, and serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund, including new senior executive leadership at MacKay Shields. The Board further considered MacKay Shields' track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio manager, the number of accounts managed by the portfolio manager and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE ALL CAP GROWTH FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio manager and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its

                                                      www.mainstayfunds.com   27
affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fees paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

 28 MainStay All Cap Growth Fund

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the renewal of the Agreements for one additional year.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 1-800-MAINSTAY
(1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.
SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

ALL CAP                             VOTES
GROWTH FUND          VOTES FOR     WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley    8,810,148.103     723.272    648.000     8,811,519.375
-------------------------------------------------------------------------
Alan R. Latshaw    8,810,148.103     723.272    648.000     8,811,519.375
-------------------------------------------------------------------------
Peter Meenan       8,810,148.103     723.272    648.000     8,811,519.375
-------------------------------------------------------------------------
Richard H.
 Nolan, Jr.        8,810,148.103     723.272    648.000     8,811,519.375
-------------------------------------------------------------------------
Richard S.
 Trutanic          8,810,148.103     723.272    648.000     8,811,519.375
-------------------------------------------------------------------------
Roman L. Weil      8,810,148.103     723.272    648.000     8,811,519.375
-------------------------------------------------------------------------
John A. Weisser    8,810,148.103     723.272    648.000     8,811,519.375
-------------------------------------------------------------------------
Brian A. Murdock   8,810,148.103     723.272    648.000     8,811,519.375
-------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                      www.mainstayfunds.com   29

DIRECTORS AND OFFICERS

The Directors oversee the Fund, the Manager and the Subadviser. Pursuant to notice, a Special Meeting of Shareholders of Eclipse Funds Inc. (the "Fund") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The Directors listed below were elected to serve the Fund effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                     NUMBER OF FUNDS
                          POSITION(S) HELD                                    IN FUND COMPLEX
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite;        Member of the Board of Managers        65         Trustee, Eclipse Funds since
        3/14/56           Director since     and President (since 2004) and                    June 2007 (3 funds); Director,
                          June 2007 and      Chief Executive Officer (since                    MainStay VP Series Fund, Inc.,
                          Chief Executive    2006), New York Life Investment                   since 2006 (25 portfolios);
                          Officer since      Management LLC and New York                       Director, ICAP Funds, Inc.,
                          2006               Life Investment Management                        since 2006 (3 funds); Trustee,
                                             Holdings LLC; Senior Vice                         The MainStay Funds since 2006
                                             President, New York Life                          (19 funds).
                                             Insurance Company (since 2004);
                                             Chairman of the Board and
                                             President, NYLIFE Distributors
                                             LLC and NYLCAP Manager LLC
                                             (since 2004) and Institutional
                                             Capital LLC (since 2006); Chief
                                             Executive Officer, Eclipse
                                             Funds (since 2006); Chairman
                                             (2006 to 2007) and Trustee and
                                             Chief Executive Officer (since
                                             2006), The MainStay Funds;
                                             Chairman (2006 to 2007) and
                                             Director and Chief Executive
                                             Officer (since 2006), MainStay
                                             VP Series Fund, Inc.; Director
                                             and Chief Executive Officer,
                                             ICAP Funds, Inc. (since 2006);
                                             Chief Investment Officer, MLIM
                                             Europe and Asia (2001 to 2003);
                                             President of Merrill Japan and
                                             Chairman of MLIM's Pacific
                                             Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* Director considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 30   MainStay All Cap Growth Fund

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          65         Chairman since 2005 and Trustee
        8/12/51           Chairman since     Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          2005 and Director                                                    funds); Chairman and Director,
                          since 1990                                                           ICAP Funds, Inc., since 2006 (3
                                                                                               funds); Chairman and Trustee,
                                                                                               The MainStay Funds, since June
                                                                                               2007 (19 funds); Chairman and
                                                                                               Director, MainStay VP Series
                                                                                               Fund, Inc., since June 2007 (25
                                                                                               portfolios); Trustee, Legg
                                                                                               Mason Partners Funds, Inc.,
                                                                                               since 1991 (30 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        65         Trustee, Eclipse Funds since
        3/27/51           Director and       LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Audit Committee    Arthur Andersen LLP (1976 to                      ICAP Funds, Inc., since June
                          Financial Expert   2002); Consultant to the                          2007 (3 funds); Trustee, The
                          since June 2007    MainStay Funds Audit and                          MainStay Funds since 2006 (19
                                             Compliance Committee (2004                        funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (25 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9
                                                                                               portfolios); Trustee, Utopia
                                                                                               Funds since 2005 (4
                                                                                               portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Retired                                65         Trustee, Eclipse Funds since
        12/5/41           Director since                                                       2002 (3 funds); Director, ICAP
                          2002                                                                 Funds, Inc., since June 2007 (3
                                                                                               funds); Trustee, The MainStay
                                                                                               Funds since June 2007 (19
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         65         Trustee, Eclipse Funds since
        NOLAN, JR.        Director since     Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        ICAP Funds, Inc., since June
                                             Management (1994 to 2004)                         2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               2006 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        65         Trustee, Eclipse Funds since
        TRUTANIC          Director since     Executive Office (1990 to                         June 2007 (3 funds); Director,
        2/13/52           June 2007          1999), Somerset Group                             ICAP Funds, Inc., since June
                                             (financial advisory firm);                        2007 (3 funds); Trustee, The
                                             Managing Director and Advisor,                    MainStay Funds since 1994 (19
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002                            Series Fund, Inc., since June
                                             to 2004); Senior Managing                         2007 (25 portfolios).
                                             Director and Partner, Groupe
                                             Arnault S.A. (private
                                             investment firm) (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             65         Trustee, Eclipse Funds since
        5/22/40           Director and       Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Audit Committee    Business, University of                           ICAP Funds, Inc., since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (3 funds); Trustee, The
                          since June 2007    Weil Associates, Inc.                             MainStay Funds since June 2007
                                             (consulting firm)                                 (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1994 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          65         Trustee, Eclipse Funds since
        10/22/41          Director since     Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             ICAP Funds, Inc., since June
                                                                                               2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1997 (25 portfolios); Trustee,
                                                                                               Direxion Funds (57 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007.
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Fund effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Fund effective June 7, 2007:

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Indefinite; Chief  Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Legal Officer      York Life Investment Management LLC (including predecessor
        10/19/46          since 2004         advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2005), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2002); Secretary,
                                             NYLIM Service Company LLC, NYLCAP Manager LLC, Madison
                                             Capital Funding LLC and Institutional Capital LLC (since
                                             2006); Chief Legal Officer, Eclipse Funds, The MainStay
                                             Funds and MainStay VP Series Fund, Inc. (since 2004),
                                             McMorgan Funds (since 2005) and ICAP Funds, Inc. (since
                                             2006); Managing Director and Senior Counsel, Lehman Brothers
                                             Inc. (1998 to 1999); General Counsel and Managing Director,
                                             JP Morgan Investment Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK BENINTENDE   Indefinite;        Managing Director, New York Life Investment Management LLC
        5/12/64           Treasurer and      (since June 2007); Treasurer and Principal Financial and
                          Principal          Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Financial and      MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          Accounting         2007); Vice President, Prudential Investments (2000 to
                          Officer since      2007); Assistant Treasurer, JennisonDryden Family of Funds,
                          June 2007          Target Portfolio Trust, The Prudential Series Fund and
                                             American Skandia Trust (2006 to 2007); Treasurer and
                                             Principal Financial Officer, The Greater China Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        Indefinite;        Senior Managing Director and Chief Marketing Officer, New
        FISHER            President since    York Life Investment Management LLC (since 2005); Managing
        2/22/59           March 2007         Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds, The
                                             MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Indefinite; Vice   Director, New York Life Investment Management LLC (including
        HARRINGTON        President--        predecessor advisory organizations) (since 2000); Executive
        2/8/59            Administration     Vice President, New York Life Trust Company and New York
                          since 2005         Life Trust Company, FSB (since 2006); Vice
                                             President--Administration, Eclipse Funds, MainStay VP Series
                                             Fund, Inc., and The MainStay Funds (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 32   MainStay All Cap Growth Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Indefinite;        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Senior Vice        2006) and Managing Director and Chief Compliance Officer
        12/16/65          President and      (2003 to 2006), New York Life Investment Management LLC and
                          Chief Compliance   New York Life Investment Management Holdings LLC; Senior
                          Officer since      Managing Director, Compliance (since 2006) and Managing
                          2006               Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                             Vice President and Chief Compliance Officer, Eclipse Funds,
                                             The MainStay Funds and MainStay VP Series Fund, Inc. (since
                                             2006), and ICAP Funds, Inc. (since 2006); Vice
                                             President--Compliance, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (2004 to 2006); Deputy Chief
                                             Compliance Officer, New York Life Investment Management LLC
                                             (2002 to 2003); Vice President and Compliance Officer,
                                             Goldman Sachs Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Indefinite;        Managing Director and Associate General Counsel, New York
        MORRISON          Secretary since    Life Investment Management LLC (since 2004); Managing
        3/26/56           2004               Director and Secretary, NYLIFE Distributors LLC (since
                                             2004); Secretary, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Fund effective June 7, 2007.

Christopher O. Blunt resigned as President of the Fund effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Fund effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Fund effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Fund effective March 19, 2007.

                                                    www.mainstayfunds.com     33

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund(1)
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(2)
MainStay Growth Equity Fund(3)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Class B shares closed to new investors, except for certain retirement savings and other automatic purchase plans, effective May 21, 2007.
2. Closed to new investors and new purchases as of January 1, 2002.
3. Offered only to residents of Connecticut, Maryland, New Jersey and New York.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                               (True Blank Page)

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO10882         (RECYCLE LOGO)                     MS155-07   MSAG10-04/07
                                                                              A1

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MID CAP OPPORTUNITY FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2007

MESSAGE FROM
THE PRESIDENT

At MainStay, we take special pride in providing investors with single-point access to the expertise of six diverse institutional boutique investment firms. Each mutual fund we offer is advised or subadvised by one or more institutional money managers, each of which has the autonomy to focus on its own unique investment style. By preserving the integrity of these boutiques, in both process and culture, we believe that we are helping to achieve greater consistency of returns for our shareholders.

New York Life Investment Management uses these boutiques to power its MainStay Funds, which seek to achieve investment excellence for our shareholders and maintain a disciplined, long-term perspective.

Equity investors were generally rewarded for holding their ground during the turbulent six months ended April 30, 2007. In late February and early March 2007, a correction in the Chinese stock market took a toll on stocks around the world. Fortunately, positive earnings reports led to a substantial rebound, and U.S. stocks in general recorded gains across every sector for the six-month reporting period. While past performance is no guarantee of future results, international stocks as a whole were even stronger, providing solid double-digit returns.

According to Russell data for U.S. equity markets, mid-cap companies generally outperformed small-and large-capitalization companies, and value stocks outperformed growth stocks among mid- and large-cap issuers.

During the six months ended April 30, 2007, the Federal Open Market Committee
(FOMC) maintained the federal funds target rate at a steady 5.25%, hoping that earlier rate hikes would be sufficient to keep inflation in check. The yield curve remained inverted throughout the reporting period, with Treasury bills yielding more than 10-year Treasury bonds. Although an inverted yield curve is sometimes associated with a heightened risk of recession, the FOMC continued to focus on the potential for moderate economic expansion.

Shorter-term interest rates declined slightly during the reporting period and longer-term interest rates rose. While rising interest rates hurt bond prices, most broad domestic bond-market indices provided modest but positive total returns.

Early in 2007, several subprime mortgage lenders faced higher-than-anticipated delinquencies and defaults, raising concerns about underwriting practices. Several lenders filed for bankruptcy protection, and others saw their stock prices decline. Fortunately, we believe that there is little evidence that the difficulties will undermine fixed-income markets in general.

As always, we appreciate your decision to make MainStay Funds part of your overall investment strategy. We look forward to serving your financial interests and growing together for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                            MAINSTAY
                            MID CAP OPPORTUNITY FUND

                            MainStay Funds

                            Semiannual Report

                            Unaudited

                            April 30, 2007

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5

--------------------------------------------------------------------------------


Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------


Portfolio of Investments                                                      10
--------------------------------------------------------------------------------


Financial Statements                                                          14
--------------------------------------------------------------------------------


Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     25
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  28
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        28
--------------------------------------------------------------------------------


Special Meeting of Shareholders                                               28
--------------------------------------------------------------------------------

Trustees and Officers                                                         29

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        7.05%    7.44%  11.56%  11.14%
Excluding sales charges  13.29    13.69   12.83   11.77

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY MID CAP OPPORTUNITY
                                                                            FUND                    RUSSELL MIDCAP VALUE INDEX
                                                                ----------------------------        --------------------------
4/30/97                                                                     9450                              10000
                                                                           13876                              14096
                                                                           13772                              14363
                                                                           12264                              13718
                                                                           14154                              16407
                                                                           15723                              17788
                                                                           13807                              15388
                                                                           18446                              20763
                                                                           20861                              24979
                                                                           25288                              31160
4/30/07                                                                    28750                              37285

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        7.83%    7.83%  11.74%  10.91%
Excluding sales charges  12.83    12.83   11.99   10.91

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY MID CAP OPPORTUNITY
                                                                            FUND                    RUSSELL MIDCAP VALUE INDEX
                                                                ----------------------------        --------------------------
4/30/97                                                                    10000                              10000
                                                                           14576                              14096
                                                                           14331                              14363
                                                                           12657                              13718
                                                                           14502                              16407
                                                                           15988                              17788
                                                                           13939                              15388
                                                                           18477                              20763
                                                                           20748                              24979
                                                                           24961                              31160
4/30/07                                                                    28165                              37285

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       11.84%   11.84%  12.01%  10.92%
Excluding sales charges  12.84    12.84   12.01   10.92

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY MID CAP OPPORTUNITY
                                                                            FUND                    RUSSELL MIDCAP VALUE INDEX
                                                                ----------------------------        --------------------------
4/30/97                                                                    10000                              10000
                                                                           14579                              14096
                                                                           14327                              14363
                                                                           12650                              13718
                                                                           14497                              16407
                                                                           15984                              17788
                                                                           13950                              15388
                                                                           18501                              20763
                                                                           20756                              24979
                                                                           24973                              31160
4/30/07                                                                    28179                              37285

Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50% and are available in certain individual retire-ment accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any man-agement fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (12/27/94)

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                         13.43%   14.04%  13.18%  12.07%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP OPPORTUNITY
                                                                            FUND                    RUSSELL MIDCAP VALUE INDEX
                                                                ----------------------------        --------------------------
4/30/97                                                                    10000                              10000
                                                                           14721                              14096
                                                                           14640                              14363
                                                                           13065                              13718
                                                                           15120                              16407
                                                                           16834                              17788
                                                                           14825                              15388
                                                                           19845                              20763
                                                                           22539                              24979
                                                                           27418                              31160
4/30/07                                                                    31266                              37285

CLASS R3 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                         13.10%   13.35%  12.50%  11.40%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP OPPORTUNITY
                                                                            FUND                    RUSSELL MIDCAP VALUE INDEX
                                                                ----------------------------        --------------------------
4/30/97                                                                    10000                              10000
                                                                           14633                              14096
                                                                           14466                              14363
                                                                           12832                              13718
                                                                           14761                              16407
                                                                           16337                              17788
                                                                           14300                              15388
                                                                           19028                              20763
                                                                           21482                              24979
                                                                           25976                              31160
4/30/07                                                                    29443                              37285

                                                          SIX      ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    YEARS
----------------------------------------------------------------------------------------

Russell Midcap(R) Value Index(1)                         12.78%   19.66%  15.95%   14.07%
Average Lipper mid-cap value fund(2)                     12.88    15.99   13.34    12.34

through 12/31/03, performance for Class A and B shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and B shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1.00% sales charge and a 1.00% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge, CDSC and fees and expenses for Class L shares. Effective 1/2/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares or both. Prior to 4/28/06, performance for Class R3 shares includes the historical performance of Class I shares adjusted to reflect the fees and expenses for Class R3 shares.
1. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capital-ization. Results for all indices assume reinvestment of all income and capital gains. The Russell Midcap(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Mid Cap Opportunity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2006, to April 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2006, to April 30, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/06           4/30/07           PERIOD(1)           4/30/07            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,133.75           $ 7.14            $1,018.25            $ 6.76
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,129.60           $11.09            $1,014.50            $10.49
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,129.70           $11.09            $1,014.50            $10.49
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,134.90           $ 5.51            $1,019.80            $ 5.21
---------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                       $1,000.00         $1,132.10           $ 8.67            $1,016.80            $ 8.20
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.35% for Class A, 2.10% for Class B and Class C, 1.04% for Class I and 1.64% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).



                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     94.8
Short-Term Investments (collateral from securities lending                        15.5
  is 10.1%)
Futures Contacts                                                                   0.2
Liabilities in Excess of Cash and Other Assets                                   (10.5)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Entergy Corp.
 2.  Edison International
 3.  PG&E Corp.
 4.  United States Steel Corp.
 5.  American Electric Power Co., Inc.
 6.  Sempra Energy
 7.  Mattel, Inc.
 8.  A.G. Edwards, Inc.
 9.  ProLogis
10.  Mirant Corp.

 8   MainStay Mid Cap Opportunity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Daniel O. Glickman and Victor G. Samoilovich of New York Life Investment Management LLC

HOW DID MAINSTAY MID CAP OPPORTUNITY FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS FOR THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Mid Cap Opportunity Fund returned 13.29% for Class A shares, 12.83% for Class B shares and 12.84% for Class C shares for the six months ended April 30, 2007. Over the same period, Class I shares returned 13.43% and Class R3 shares returned 13.10%. All share classes outperformed the 12.78% return of the Russell Midcap(R) Value Index,(1) the Fund's broad-based securities-market index, for the six-month reporting period. Class A, Class I and Class R3 shares outperformed--and Class B and Class C shares underperformed--the 12.88% return of the average Lipper(2) mid-cap value fund for the six months ended April 30, 2007. See page 5 for Fund returns with sales charges.

WHICH SECTORS HAD THE GREATEST POSITIVE IMPACT ON THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS WERE THE WEAKEST?

The Fund's strongest sector performance came from materials, energy and utilities. Within the materials sector, metals & mining stocks were strong. The Fund's weakest-performing sectors included financials, telecommunication services and consumer discretionary.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE FUND'S BEST PERFORMERS AND WHICH STOCKS WERE THE WEAKEST?

The strongest individual contributors to the Fund's performance during the reporting period were United States Steel, Entergy Corporation and NRG Energy. The weakest individual contributors were New Century Financial, Circuit City Stores and Lexmark International. New Century Financial lost ground on difficulties in the subprime mortgage market.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund seeks stocks with attractive relative valuations and strong price trends. Among the stocks that fit the Fund's purchase criteria during the reporting period were Tesoro and Cummins. Two of the stocks that were sold because of unattractive valuations and deteriorating price trends were SPX and New Century Financial.

WERE THERE ANY NOTABLE CHANGES IN THE FUND'S WEIGHTINGS DURING THE REPORTING PERIOD?

Weighting changes in the Fund result from a combination of security performance and the Fund's proprietary quantitative security-selection process. During the reporting period, the Fund's weightings relative to the Russell Midcap(R) Value Index substantially increased in utilities and information technology. Over the same period, the Fund's weightings substantially decreased in industrials and financials.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2007, the Fund was moderately overweight relative to the Russell Midcap(R) Value Index in utilities and health care. On the same date, the Fund was moderately underweight in materials and consumer staples.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term gains. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. The Fund's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Fund. See additional securities-lending disclosure in the Notes to Financial Statements (Note 2).
1. See footnote on page 6 for more information on the Russell Midcap(R) Value Index.
2. See footnote on page 6 for more information on Lipper, Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2007 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (94.8%)+
-----------------------------------------------------------------------------
AIRLINES (0.0%)++
UAL Corp. (a)                                              269   $      8,985
                                                                 ------------
AUTO COMPONENTS (1.4%)
Autoliv, Inc.                                           36,817      2,140,909
                                                                 ------------

BEVERAGES (1.5%)
Pepsi Bottling Group, Inc. (The)                        22,043        723,231
PepsiAmericas, Inc.                                     64,404      1,554,713
                                                                 ------------
                                                                    2,277,944
                                                                 ------------
BUILDING PRODUCTS (0.9%)
Lennox International, Inc.                              39,853      1,347,430
                                                                 ------------
CAPITAL MARKETS (2.8%)
V  A.G. Edwards, Inc.                                   35,753      2,590,305
Northern Trust Corp.                                    28,443      1,790,487
                                                                 ------------
                                                                    4,380,792
                                                                 ------------
CHEMICALS (1.4%)
Celanese Corp. Class A                                  30,612      1,015,400
Lyondell Chemical Co.                                   29,888        930,115
PPG Industries, Inc.                                     3,070        225,891
                                                                 ------------
                                                                    2,171,406
                                                                 ------------
COMMERCIAL BANKS (6.2%)
Commerce Bancshares, Inc.                                7,812        369,820
First Citizens BancShares, Inc. Class A                  3,129        634,874
Huntington Bancshares, Inc. (b)                         89,652      1,988,481
KeyCorp                                                 62,262      2,221,508
M&T Bank Corp.                                          18,227      2,029,394
TCF Financial Corp. (b)                                 32,262        873,655
UnionBanCal Corp.                                       25,286      1,554,583
                                                                 ------------
                                                                    9,672,315
                                                                 ------------
COMPUTERS & PERIPHERALS (0.9%)
Lexmark International, Inc. Class A (a)                 25,595      1,394,927
                                                                 ------------

CONSUMER FINANCE (0.8%)
AmeriCredit Corp. (a)(b)                                48,071      1,212,831
                                                                 ------------
DISTRIBUTORS (1.0%)
Genuine Parts Co.                                       31,283      1,545,693
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (1.0%)
CIT Group, Inc.                                         25,091      1,496,678
                                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.6%)
CenturyTel, Inc.                                        33,615      1,547,971
Qwest Communications International, Inc. (a)(b)        112,979      1,003,254
                                                                 ------------
                                                                    2,551,225
                                                                 ------------


                                                        SHARES          VALUE
ELECTRIC UTILITIES (6.8%)
V  American Electric Power Co., Inc.                    62,279   $  3,127,651
V  Edison International                                 64,671      3,385,527
V  Entergy Corp.                                        36,113      4,085,825
                                                                 ------------
                                                                   10,599,003
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
Avnet, Inc. (a)(b)                                      44,886      1,835,837
AVX Corp.                                               52,427        872,385
Vishay Intertechnology, Inc. (a)                           816         13,586
                                                                 ------------
                                                                    2,721,808
                                                                 ------------
FOOD & STAPLES RETAILING (1.6%)
Kroger Co. (The)                                        68,272      2,014,707
Safeway, Inc.                                           13,506        490,268
                                                                 ------------
                                                                    2,504,975
                                                                 ------------
GAS UTILITIES (1.3%)
Energen Corp.                                           36,766      2,060,734
                                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (3.4%)
AmerisourceBergen Corp.                                 32,826      1,640,972
CIGNA Corp.                                             15,379      2,392,819
Health Management Associates, Inc. Class A (b)         110,385      1,180,016
                                                                 ------------
                                                                    5,213,807
                                                                 ------------
HEALTH CARE TECHNOLOGY (0.8%)
IMS Health, Inc.                                        44,147      1,294,832
                                                                 ------------

HOUSEHOLD DURABLES (1.6%)
Black & Decker Corp. (b)                                10,066        913,188
KB Home (b)                                             10,647        469,639
Leggett & Platt, Inc.                                   19,074        448,620
Stanley Works (The)                                     10,013        583,558
                                                                 ------------
                                                                    2,415,005
                                                                 ------------
HOUSEHOLD PRODUCTS (0.2%)
Energizer Holdings, Inc. (a)                             2,845        276,477
                                                                 ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (2.0%)
V  Mirant Corp. (a)                                     55,869      2,506,842
NRG Energy, Inc. (a)                                     6,813        537,954
                                                                 ------------
                                                                    3,044,796
                                                                 ------------
INSURANCE (5.4%)
Ambac Financial Group, Inc.                                943         86,567
Assurant, Inc.                                          40,689      2,340,838

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INSURANCE (CONTINUED)
Cincinnati Financial Corp.                              35,677   $  1,614,027
SAFECO Corp.                                            23,815      1,589,413
Transatlantic Holdings, Inc.                            15,788      1,097,108
W.R. Berkley Corp.                                      49,724      1,615,533
                                                                 ------------
                                                                    8,343,486
                                                                 ------------
INTERNET & CATALOG RETAIL (1.7%)
Expedia, Inc. (a)                                       49,841      1,177,244
IAC/InterActiveCorp. (a)(b)                             39,253      1,496,324
                                                                 ------------
                                                                    2,673,568
                                                                 ------------
INTERNET SOFTWARE & SERVICES (0.0%)++
VeriSign, Inc. (a)                                       1,244         34,023
                                                                 ------------

IT SERVICES (0.6%)
Convergys Corp. (a)                                     38,946        983,776
                                                                 ------------

LEISURE EQUIPMENT & PRODUCTS (2.0%)
Hasbro, Inc.                                            11,981        378,719
V  Mattel, Inc.                                         94,324      2,669,369
                                                                 ------------
                                                                    3,048,088
                                                                 ------------
MACHINERY (4.2%)
Cummins, Inc.                                           19,224      1,771,684
Eaton Corp.                                             26,109      2,329,184
PACCAR, Inc.                                             5,184        435,352
Parker Hannifin Corp.                                   20,270      1,867,678
Terex Corp. (a)                                            737         57,375
                                                                 ------------
                                                                    6,461,273
                                                                 ------------
METALS & MINING (3.6%)
Steel Dynamics, Inc.                                    51,299      2,273,059
V  United States Steel Corp.                            32,284      3,278,117
                                                                 ------------
                                                                    5,551,176
                                                                 ------------
MULTILINE RETAIL (2.1%)
Dillard's, Inc. Class A                                 55,222      1,912,338
Dollar Tree Stores, Inc. (a)                            34,692      1,364,089
                                                                 ------------
                                                                    3,276,427
                                                                 ------------
MULTI-UTILITIES (7.9%)
Alliant Energy Corp.                                    40,342      1,766,980
CenterPoint Energy, Inc.                                58,694      1,105,208
KeySpan Corp.                                           38,728      1,603,726
OGE Energy Corp.                                        40,915      1,572,773
V  PG&E Corp.                                           66,087      3,344,002
V  Sempra Energy                                        44,927      2,851,966
                                                                 ------------
                                                                   12,244,655
                                                                 ------------
OFFICE ELECTRONICS (1.4%)
Xerox Corp. (a)                                        119,160      2,204,460
                                                                 ------------


                                                        SHARES          VALUE
OIL, GAS & CONSUMABLE FUELS (5.0%)
Frontier Oil Corp.                                      41,401   $  1,462,697
Hess Corp.                                              40,147      2,278,342
Sunoco, Inc.                                            22,615      1,708,111
Tesoro Corp.                                            19,441      2,356,249
                                                                 ------------
                                                                    7,805,399
                                                                 ------------
PERSONAL PRODUCTS (1.1%)
Alberto-Culver Co.                                      68,035      1,652,570
                                                                 ------------
PHARMACEUTICALS (1.0%)
King Pharmaceuticals, Inc. (a)                          77,976      1,594,609
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (8.1%)
Essex Property Trust, Inc.                               5,145        662,985
Hospitality Properties Trust                            38,429      1,749,672
HRPT Properties Trust                                  131,434      1,608,752
iStar Financial, Inc.                                    6,088        291,737
Liberty Property Trust                                   9,161        443,301
Mack-Cali Realty Corp.                                  34,140      1,671,836
Plum Creek Timber Co., Inc.                             50,494      2,004,612
V  ProLogis (b)                                         39,201      2,540,225
Rayonier, Inc.                                          19,656        852,481
Weingarten Realty Investors                             14,872        711,774
                                                                 ------------
                                                                   12,537,375
                                                                 ------------
ROAD & RAIL (0.4%)
YRC Worldwide, Inc. (a)                                 14,583        580,258
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Novellus Systems, Inc. (a)                              25,816        835,664
                                                                 ------------
SOFTWARE (1.3%)
Compuware Corp. (a)                                     57,948        571,947
Fair Isaac Corp. (b)                                    38,790      1,385,191
                                                                 ------------
                                                                    1,957,138
                                                                 ------------
SPECIALTY RETAIL (2.8%)
AutoNation, Inc. (a)                                    73,223      1,496,678
Circuit City Stores, Inc.                               61,840      1,079,108
OfficeMax, Inc.                                          4,588        225,821
Sherwin-Williams Co. (The)                              24,950      1,591,062
                                                                 ------------
                                                                    4,392,669
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (0.9%)
Jones Apparel Group, Inc.                               43,508      1,452,732
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (3.9%)
MGIC Investment Corp. (b)                               30,943      1,906,398
PMI Group, Inc. (The)                                   45,142      2,188,033
Radian Group, Inc.                                      33,650      1,955,402
                                                                 ------------
                                                                    6,049,833
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
TOBACCO (0.9%)
UST, Inc.                                               26,131   $  1,481,105
                                                                 ------------

TRADING COMPANIES & DISTRIBUTORS (1.0%)
W.W. Grainger, Inc.                                     18,230      1,506,163
                                                                 ------------
Total Common Stocks
 (Cost $125,684,903)                                              146,999,019(i)
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (15.5%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (2.5%)
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.273%, due 5/23/07 (c)                            $  795,658        795,658
Compass Securitization
 5.292%, due 5/23/07 (c)                               265,219        265,219
 5.294%, due 5/31/07 (c)                               265,219        265,219
Den Danske Bank
 5.276%, due 5/15/07 (c)                               265,219        265,219
Jupiter Securitization Corp.
 5.281%, due 5/22/07 (c)                               212,175        212,175
 5.289%, due 5/4/07 (c)                                520,732        520,732
Kitty Hawk Funding Corp.
 5.292%, due 5/15/07 (c)                               265,219        265,219
Old Line Funding LLC
 5.293%, due 5/16/07 (c)                               265,219        265,219
Park Avenue Receivables Corp.
 5.268%, due 5/1/07 (c)                                265,219        265,219
Ranger Funding
 5.293%, due 5/22/07 (c)                               513,775        513,775
Yorktown Capital LLC
 5.282%, due 5/31/07 (c)                               265,219        265,219
                                                                 ------------
Total Commercial Paper
 (Cost $3,898,873)                                                  3,898,873
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (1.4%)
BGI Institutional Money Market Fund (c)              2,216,024      2,216,024
                                                                 ------------
Total Investment Company
 (Cost $2,216,024)                                                  2,216,024
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE
REPURCHASE AGREEMENT (0.4%)
Morgan Stanley & Co.
 5.42%, dated 4/30/07
 due 5/1/07
 Proceeds at Maturity $530,518 (Collateralized by
 various Corporate Bonds and a U.S. Treasury Note,
 with rates between 0.00%-8.38% and maturity dates
 between 8/1/07-2/15/99, with a Principal Amount
 of $841,225 and a Market Value of $554,321) (c)    $  530,439   $    530,439
                                                                 ------------
Total Repurchase Agreement
 (Cost $530,439)                                                      530,439
                                                                 ------------
TIME DEPOSITS (5.9%)
Abbey National PLC
 5.30%, due 5/7/07 (c)                                 530,438        530,438
Bank of America Corp.
 5.27%, due 5/18/07 (c)(d)                             795,658        795,658
Bank of Nova Scotia
 5.28%, due 5/17/07 (c)                                530,439        530,439
Calyon
 5.31%, due 5/1/07 (c)                               2,917,412      2,917,412
Deutsche Bank AG
 5.28%, due 5/15/07 (c)                                265,219        265,219
KBC Bank N.V.
 5.28%, due 6/5/07 (c)                                 583,482        583,482
Rabobank Nederland
 5.265%, due 5/3/07 (c)                              1,060,877      1,060,877
Royal Bank of Scotland
 5.285%, due 5/8/07 (c)                                530,439        530,439
Skandinaviska Enskilda Banken AB
 5.29%, due 5/31/07 (c)                                530,439        530,439
Societe Generale North America, Inc.
 5.29%, due 6/15/07 (c)                                530,439        530,439
Toronto Dominion Bank
 5.28%, due 5/11/07 (c)                                530,439        530,439
UBS AG
 5.27%, due 5/4/07 (c)                                 265,219        265,219
                                                                 ------------
Total Time Deposits
 (Cost $9,070,500)                                                  9,070,500
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 12   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
U.S. GOVERNMENT (5.3%)
United States Treasury Bills
 4.69%, due 7/5/07                                  $7,900,000   $  7,832,108
 4.69%, due 7/19/07 (e)                                400,000        395,830
                                                                 ------------
Total U.S. Government
 (Cost $8,226,182)                                                  8,227,938
                                                                 ------------
Total Short-Term Investments
 (Cost $23,942,018)                                                23,943,774
                                                                 ------------
Total Investments
 (Cost $149,626,921) (f)                                 110.3%   170,942,793(g)
Liabilities in Excess of
 Cash and Other Assets                                   (10.3)   (15,960,377)
                                                    ----------   ------------
Net Assets                                               100.0%  $154,982,416
                                                    ==========   ============

                                                    CONTRACTS            UNREALIZED
                                                         LONG       APPRECIATION(H)
FUTURES CONTRACTS (0.2%)
-----------------------------------------------------------------------------------
Standard & Poor's 500 Index
 Mini June 2007                                           110   $           245,925
                                                                -------------------
Total Futures Contracts
 (Settlement Value $8,186,200) (i)                              $           245,925
                                                                ===================

++   Less than one-tenth of a percent.
+++  All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to ensure proper
     coverage for these transactions.
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at April 30,
     2007.
(e)  Segregated as collateral for futures contracts.
(f)  The cost for federal income tax purposes is $149,885,838.
(g)  At April 30, 2007 net unrealized appreciation was
     $21,056,955, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $22,697,022 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $1,640,067.
(h)  Represents the difference between the value of the contracts at the time they were opened and the value at April 30,
     2007.
(i)  The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts
     represents 100.1% of net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $149,626,921) including $15,150,885 market
  value of securities loaned                    $170,942,793
Cash                                                  88,446
Receivables:
  Fund shares sold                                   177,109
  Dividends and interest                             104,087
Other assets                                          42,352
                                                -------------
    Total assets                                 171,354,787
                                                -------------
LIABILITIES:
Securities lending collateral                     15,715,836
Payables:
  Fund shares redeemed                               229,631
  Transfer agent (See Note 3)                        148,550
  Manager (See Note 3)                                90,075
  Variation margin on futures contracts               74,800
  NYLIFE Distributors (See Note 3)                    61,166
  Professional fees                                   23,014
  Shareholder communication                           17,286
  Custodian                                            8,329
  Trustees                                             1,551
Accrued expenses                                       2,133
                                                -------------
    Total liabilities                             16,372,371
                                                -------------
Net assets                                      $154,982,416
                                                =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  1 billion shares authorized:
  Class A                                       $     24,520
  Class B                                              8,176
  Class C                                              9,963
  Class I                                              8,532
  Class R3                                                34
Additional paid-in capital                       123,214,620
Accumulated undistributed net investment
  income                                              44,786
Accumulated undistributed net realized gain on
  investments and futures transactions            10,109,988
Net unrealized appreciation on investments and
  futures contracts                               21,561,797
                                                -------------
Net assets                                      $154,982,416
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 74,724,026
                                                =============
Shares of capital stock outstanding                2,452,012
                                                =============
Net asset value per share outstanding           $      30.47
Maximum sales charge (5.50% of offering price)          1.77
                                                -------------
Maximum offering price per share outstanding    $      32.24
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 24,293,624
                                                =============
Shares of capital stock outstanding                  817,624
                                                =============
Net asset value and offering price per share
  outstanding                                   $      29.71
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 29,588,298
                                                =============
Shares of capital stock outstanding                  996,305
                                                =============
Net asset value and offering price per share
  outstanding                                   $      29.70
                                                =============
CLASS I
Net assets applicable to outstanding shares     $ 26,271,448
                                                =============
Shares of capital stock outstanding                  853,190
                                                =============
Net asset value and offering price per share
  outstanding                                   $      30.79
                                                =============
CLASS R3
Net assets applicable to outstanding shares     $    105,020
                                                =============
Shares of capital stock outstanding                    3,444
                                                =============
Net asset value and offering price per share
  outstanding                                   $      30.49
                                                =============

 14   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                    $ 1,409,568
  Interest                                          68,128
  Income from securities loaned--net                12,651
                                               -----------
    Total income                                 1,490,347
                                               -----------
EXPENSES:
  Manager (See Note 3)                             656,018
  Transfer agent--Classes A, B and C (See
    Note 3)                                        197,670
  Transfer agent--Class I and R3 (See Note 3)        9,866
  Distribution--Class B (See Note 3)                83,809
  Distribution--Class C (See Note 3)               113,263
  Distribution--Class R3 (See Note 3)                   65
  Distribution/Service--Class A (See Note 3)        85,161
  Service--Class B (See Note 3)                     27,936
  Service--Class C (See Note 3)                     37,754
  Service--Class R3 (See Note 3)                        65
  Registration                                      42,652
  Professional fees                                 25,793
  Shareholder communication                         17,827
  Custodian                                          9,845
  Trustees                                           3,209
  Shareholder service--Class R3 (See Note 3)            26
  Miscellaneous                                      7,345
                                               -----------
    Total expenses before
      waiver/reimbursement                       1,318,304
  Expense waiver/reimbursement from Manager
    (See Note 3)                                 (175,954)
                                               -----------
    Net expenses                                 1,142,350
                                               -----------
Net investment income                              347,997
                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                         10,535,262
  Futures transactions                           (166,059)
                                               -----------
Net realized gain on investments and futures
  transactions                                  10,369,203
                                               -----------
Net change in unrealized appreciation on:
  Security transactions                          7,198,154
  Futures contracts                                245,925
                                               -----------
Net change in unrealized appreciation on
  investments and futures contracts              7,444,079
                                               -----------
Net realized and unrealized gain on
  investments and futures transactions          17,813,282
                                               -----------
Net increase in net assets resulting from
  operations                                   $18,161,279
                                               ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $    347,997   $    374,908
 Net realized gain on investments
  and futures transactions             10,369,203      4,501,239
 Net change in unrealized
  appreciation on investments and
  futures contracts                     7,444,079     10,036,285
                                     ---------------------------
 Net increase in net assets
  resulting from operations            18,161,279     14,912,432
                                     ---------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Class A                               (258,693)      (138,208)
   Class I                               (124,722)      (150,367)
   Class R3                                    (5)            --
 From net realized gain on
  investments:
   Class A                             (2,138,909)    (2,305,129)
   Class B                               (729,410)    (1,353,450)
   Class C                             (1,039,185)    (1,261,301)
   Class I                               (793,862)    (1,196,592)
   Class R3                                  (339)            --
                                     ---------------------------
 Total dividends and distributions
  to shareholders                      (5,085,125)    (6,405,047)
                                     ---------------------------
 Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             10,786,783     25,832,564
   Class B                              3,829,237      7,227,435
   Class C                              1,858,069     13,714,172
   Class I                              2,087,401     13,242,684
   Class R3                                89,853         10,000
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Class A                              2,060,409      2,099,312
   Class B                                709,193      1,323,778
   Class C                                844,101      1,053,846
   Class I                                888,135      1,288,269
   Class R3                                   344             --
                                     ---------------------------
                                       23,153,525     65,792,060
 Cost of shares redeemed:
   Class A                            (10,043,079)   (17,551,051)
   Class B                             (2,337,177)    (5,606,067)
   Class C                             (7,224,960)    (7,810,307)
   Class I                             (3,279,554)   (15,065,315)
   Class R3                                (1,726)            --
                                     ---------------------------
                                      (22,886,496)   (46,032,740)

                                             2007           2006
 Net asset value of shares converted (See Note
  1):
   Class A                           $    934,957   $  8,166,742
   Class B                               (934,957)    (8,166,742)
   Increase in net assets derived
    from capital share transactions       267,029     19,759,320
                                     ---------------------------
   Net increase in net assets          13,343,183     28,266,705

NET ASSETS:
Beginning of period                   141,639,233    113,372,528
                                     ---------------------------
End of period                        $154,982,416   $141,639,233
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $     44,786   $     80,209
                                     ===========================

 16   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                               CLASS A
                                                       -------------------------------------------------------
                                                                                                   JANUARY 2,
                                                       SIX MONTHS                                     2004*
                                                         ENDED                                       THROUGH
                                                       APRIL 30,       YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                         2007**          2006          2005           2004
Net asset value at beginning of period                  $  27.91       $  26.10      $  23.45        $21.93
                                                       ----------      ---------     ---------     -----------
Net investment income (loss)                                0.10(a)        0.12          0.06         (0.01)
Net realized and unrealized gain on investments             3.51           3.12          3.34          1.53
                                                       ----------      ---------     ---------     -----------
Total from investment operations                            3.61           3.24          3.40          1.52
                                                       ----------      ---------     ---------     -----------
Less dividends and distributions:
  From net investment income                              (0.11)         (0.08)        (0.04)            --
  From net realized gain on investments                   (0.94)         (1.35)        (0.71)            --
                                                       ----------      ---------     ---------     -----------
Total dividends and distributions                         (1.05)         (1.43)        (0.75)            --
                                                       ----------      ---------     ---------     -----------
Net asset value at end of period                        $  30.47       $  27.91      $  26.10        $23.45
                                                       ==========      =========     =========     ===========
Total investment return (c)                                13.29%(d)      12.89%        14.59%         6.93%(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                              0.69%+         0.47%         0.32%        (0.21%)+
  Net expenses                                              1.35%+         1.35%         1.50%         1.53% +#
  Expenses (before waiver/reimbursement)                    1.63%+         1.68%         1.78%         2.13% +#
Portfolio turnover rate                                       51%            94%          153%           43%
Net assets at end of period (in 000's)                  $ 74,724       $ 64,829      $ 42,239        $6,554

                                                                         CLASS C
                                            ------------------------------------------------------------------
                                                                                                  DECEMBER 30,
                                            SIX MONTHS                                               2002*
                                              ENDED                                                 THROUGH
                                            APRIL 30,            YEAR ENDED OCTOBER 31,           OCTOBER 31,
                                              2007**         2006         2005         2004           2003
Net asset value at beginning of period       $ 27.21        $ 25.59      $ 23.14      $20.86         $15.87
                                            ----------      -------      -------      ------      ------------
Net investment income (loss)                   (0.01)(a)      (0.05)       (0.08)      (0.07)         (0.06)(a)
Net realized and unrealized gain (loss) on
  investments                                   3.44           3.02         3.25        2.50           5.05
                                            ----------      -------      -------      ------      ------------
Total from investment operations                3.43           2.97         3.17        2.43           4.99
                                            ----------      -------      -------      ------      ------------
Less dividends and distributions:
  From net investment income                      --             --        (0.01)         --             --
  From net realized gain on investments        (0.94)         (1.35)       (0.71)      (0.15)            --
                                            ----------      -------      -------      ------      ------------
Total dividends and distributions              (0.94)         (1.35)       (0.72)      (0.15)            --
                                            ----------      -------      -------      ------      ------------
Net asset value at end of period             $ 29.70        $ 27.21      $ 25.59      $23.14         $20.86
                                            ==========      =======      =======      ======      ============
Total investment return (c)                    12.84%(d)      12.09%       13.76%      11.71%         31.44%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 (0.04%)+       (0.26%)      (0.43%)     (0.96%)        (0.53%)+
  Net expenses                                  2.10% +        2.10%        2.25%       2.28%#         2.13% +#
  Expenses (before waiver/reimbursement)        2.37% +        2.43%        2.53%       2.88%#         2.37% +#
Portfolio turnover rate                           51%            94%         153%         43%            90%
Net assets at end of period (in 000's)       $29,588        $31,445      $22,687      $4,951         $    1

*    Commencement of operations.
**   Unaudited.
+    Annualized.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.09% and 0.13% of average net assets for the years or periods ended October 31, 2004, October 31, 2003 and
     October 31, 2002, respectively.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class I and Class R3 are not subject to sales charges.
(d)  Total return is not annualized.

 18   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                          CLASS B
------------------------------------------------------------
                                                 JANUARY 2,
     SIX MONTHS                                     2004*
       ENDED                                       THROUGH
     APRIL 30,       YEAR ENDED OCTOBER 31,      OCTOBER 31,
       2007**          2006          2005           2004
      $ 27.23        $ 25.60       $ 23.14         $21.79
     ----------      --------      --------      -----------
        (0.01)(a)      (0.08)        (0.10)         (0.07)
         3.43           3.06          3.28           1.42
     ----------      --------      --------      -----------
         3.42           2.98          3.18           1.35
     ----------      --------      --------      -----------
           --             --         (0.01)            --
        (0.94)         (1.35)        (0.71)            --
     ----------      --------      --------      -----------
        (0.94)         (1.35)        (0.72)            --
     ----------      --------      --------      -----------
      $ 29.71        $ 27.23       $ 25.60         $23.14
     ==========      ========      ========      ===========
        12.83%(d)      12.09%        13.81%          6.20%(d)
        (0.06%)+       (0.18%)       (0.43%)        (0.96%)+
         2.10% +        2.10%         2.25%          2.28% +#
         2.37% +        2.43%         2.53%          2.88% +#
           51%            94%          153%            43%
      $24,294        $21,047       $25,068         $5,756

                                      CLASS I                                                 CLASS R3
    ---------------------------------------------------------------------------      ---------------------------
                                                                                                      APRIL 28,
    SIX MONTHS                                                                       SIX MONTHS         2006*
      ENDED                                                                            ENDED           THROUGH
    APRIL 30,                         YEAR ENDED OCTOBER 31,                         APRIL 30,       OCTOBER 31,
      2007**         2006         2005         2004         2003         2002          2007**           2006
     $ 28.18        $ 26.34      $ 23.57      $ 21.01      $ 16.16      $ 16.30        $27.87          $27.81
    ----------      -------      -------      -------      -------      -------      ----------      -----------
        0.15(a)        0.24         0.12         0.05         0.08(a)      0.09          0.02(a)        (0.00)(b)
        3.54           3.11         3.42         2.66         4.84        (0.14)         3.55            0.06
    ----------      -------      -------      -------      -------      -------      ----------      -----------
        3.69           3.35         3.54         2.71         4.92        (0.05)         3.57            0.06
    ----------      -------      -------      -------      -------      -------      ----------      -----------
       (0.14)         (0.16)       (0.06)          --        (0.07)       (0.09)        (0.01)             --
       (0.94)         (1.35)       (0.71)       (0.15)          --           --         (0.94)             --
    ----------      -------      -------      -------      -------      -------      ----------      -----------
       (1.08)         (1.51)       (0.77)       (0.15)       (0.07)       (0.09)        (0.95)             --
    ----------      -------      -------      -------      -------      -------      ----------      -----------
     $ 30.79        $ 28.18      $ 26.34      $ 23.57      $ 21.01      $ 16.16        $30.49          $27.87
    ==========      =======      =======      =======      =======      =======      ==========      ===========
       13.43%(d)      13.24%       15.11%       12.97%       30.59%       (0.38%)       13.10%(d)        0.22%(d)
        1.01%+         0.81%        0.78%        0.26%        0.47%        0.46%         0.11%+         (0.02%)+
        1.04%+         1.04%        1.04%        1.06%#       1.13%#       1.17%#        1.64%+          1.64% +
        1.13%+         1.16%        1.27%        1.66%#       1.37%#       1.29%#        1.72%+          1.77% +
          51%            94%         153%          43%          90%          75%           51%             94%
     $26,271        $24,309      $23,379      $18,508      $13,617      $51,231        $  105          $   10

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds (the "Trust") was organized on July 30, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Mid Cap Opportunity Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class I shares commenced on December 27, 1994. Class C shares commenced on December 30, 2002. Class A and Class B shares commenced on January 2, 2004. Class R3 shares commenced on April 28, 2006. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I and Class R3 shares are not subject to a sales charge. Class B shares convert to Class A shares eight years after the date they were purchased. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee. Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R3 shares, a shareholder service fee.

The Fund's investment objective is to seek high total return.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2007, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the

 20   MainStay Mid Cap Opportunity Fund
effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B) on page 22) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets & liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(H) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 23.)

(J) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New

                                                    www.mainstayfunds.com     21

York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.90% of the average daily net assets of the Fund.

The Manager has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.35%; Class B, 2.10%; Class C, 2.10%; Class I, 1.04%; and Class R3, 1.64%. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. This expense limitation may be modified or terminated only with the approval of the Board of Trustees.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.04% of the Fund's average daily net assets for its Class I shares. The Manager also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. In addition, the Manager also had an agreement in place under which it had agreed to reimburse the transfer agency fees of the Class A shares of the Fund so that total ordinary operating expenses did not exceed 1.35% of the average daily net assets for Class A shares. The Manager also applied an equivalent reimbursement, in an equal amount of basis points, to the Fund's Class B and Class C shares. For the six months ended April 30, 2007, the Manager earned fees from the Fund in the amount of $656,018 and waived its fees in the amount of $93,609. For the period November 1, 2006 through February 28, 2007, the Manager reimbursed the transfer agency fees of Class A, Class B and Class C shares of the Fund in the amount of $82,345.

As of April 30, 2007, the amounts of waived/reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

        OCTOBER 31,
 2008*      2009      2010     TOTAL

$156,672  $398,710  $175,954  $731,336
--------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide,

 22   MainStay Mid Cap Opportunity Fund
through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R3.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $21,213 for the six months ended April 30, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $440, $21,059 and $5,204, respectively, for the six months ended April 30, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2007, amounted to $207,536.

(E) INDEPENDENT TRUSTEE FEES. For the six months ended April 30, 2007, Independent Trustees were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board Meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Trustees receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Trust and other registered investment companies managed by NYLIM that are served by the Trustees.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) CAPITAL. At April 30, 2007, New York Life and its affiliates held beneficially, shares of the Fund with the following values and percentages of net assets as follows:

Class A                                   $ 1,567        0.0*%
------------------------------------------------------------
Class B                                     1,528        0.0*
------------------------------------------------------------
Class C                                     2,113        0.0*
------------------------------------------------------------
Class R3                                   11,335       10.8
------------------------------------------------------------

* Less than one-tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2007, these fees, which are included in Professional fees shown on the Statement of Operations, were $3,485.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                                  2006
Distributions paid from:
  Ordinary Income                              $2,605,585
  Long-Term Capital Gains                       3,799,462
---------------------------------------------------------
                                               $6,405,047
---------------------------------------------------------

NOTE 5--FUND SECURITIES LOANED:

As of April 30, 2007, the Fund had securities on loan with an aggregate market value of $15,150,885. The Fund received $15,715,836 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost, which approximates market value.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2007, purchases and sales of securities, other than short-term securities, were $73,157 and $85,355, respectively.

                                                    www.mainstayfunds.com     23

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                              CLASS A       CLASS B       CLASS C       CLASS I       CLASS R3
                                                              -------       -------       -------       -------       --------
                                                                                      SIX MONTHS ENDED
                                                                                      APRIL 30, 2007*
Shares sold                                                     371           135            66            71             3
------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and
  distributions                                                  73            26            31            31            --(a)
------------------------------------------------------------------------------------------------------------------------------
                                                                444           161            97           102             3
Shares redeemed                                                (347)          (87)         (256)         (112)           --(a)
------------------------------------------------------------------------------------------------------------------------------
Shares converted (See Note 1)                                    32           (29)           --            --            --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                         129            45          (159)          (10)            3
------------------------------------------------------------------------------------------------------------------------------

                                                      CLASS A       CLASS B       CLASS C       CLASS I           CLASS R3
                                                      -------       -------       -------       -------       ----------------
                                                                                                              APRIL 28, 2006**
                                                                         YEAR ENDED                               THROUGH
                                                                      OCTOBER 31, 2006                        OCTOBER 31, 2006
Shares sold                                              963          275           524           485               360
------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and
  distributions                                           81           53            42            49                --
------------------------------------------------------------------------------------------------------------------------------
                                                       1,044          328           566           534               360
Shares redeemed                                         (654)        (214)         (297)         (559)               --
------------------------------------------------------------------------------------------------------------------------------
Shares converted (See Note 1)                            314         (320)           --            --                --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                  704         (206)          269           (25)              360
------------------------------------------------------------------------------------------------------------------------------

*  Unaudited.
** Commenced operations on April 28, 2006.
(a) Less than one thousand shares.

NOTE 10--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that the tax positions will be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until June 30, 2007. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 24   MainStay Mid Cap Opportunity Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its March 29-30, 2007 meeting, the Board of Trustees (the "Board") of the Mid Cap Opportunity Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the renewal of the Fund's Management Agreement (the "Agreement") for one additional year.

In reaching its decision to renew the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2006 and March 2007. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. These reports were developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to renew the Agreement for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract renewal process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A discussion of the factors that figured prominently in the Board's decision to renew the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the renewal of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent

                                                    www.mainstayfunds.com     25
enhancements to investment teams at NYLIM's Equity Investors Group. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio management team, the number of accounts managed by portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE MID CAP OPPORTUNITY FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve the Fund's investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

As part of its evaluation of the Fund's investment performance, the Board gave particular attention to any information indicating underperformance for specific time periods relative to a peer group or benchmark, and NYLIM's explanations for such underperformance. The Board discussed with NYLIM reasons for the Fund's recent underperformance relative to its benchmark and peer group, and NYLIM's plans for enhancing the Fund's future investment performance. The Board noted that over the past year NYLIM had engaged a new portfolio management team to manage the Fund, and the Board concluded it was appropriate to allow the new portfolio management team sufficient time to improve the Fund's investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that NYLIM is taking appropriate and reasonable actions to address the Board's concerns about the Fund's investment performance. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability

 26   MainStay Mid Cap Opportunity Fund
methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers may provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fee and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the renewal of the Agreement for one additional year.

                                                    www.mainstayfunds.com     27

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).
SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

MID CAP
OPPORTUNITY          VOTES         VOTES
FUND                  FOR        WITHHELD    ABSTENTIONS       TOTAL
Susan B.
 Kerley          3,018,963.221   7,725.825    7,223.000    3,033,912.046
------------------------------------------------------------------------
Alan R.
 Latshaw         3,018,963.221   7,725.825    7,223.000    3,033,912.046
------------------------------------------------------------------------
Peter Meenan     3,017,382.342   9,306.704    7,223.000    3,033,912.046
------------------------------------------------------------------------
Richard H.
 Nolan, Jr.      3,018,022.221   8,666.825    7,223.000    3,033,912.046
------------------------------------------------------------------------
Richard S.
 Trutanic        3,018,716.837   7,972.209    7,223.000    3,033,912.046
------------------------------------------------------------------------
Roman L. Weil    3,017,382.342   9,306.704    7,223.000    3,033,912.046
------------------------------------------------------------------------
John A.
 Weisser         3,017,382.342   9,306.704    7,223.000    3,033,912.046
------------------------------------------------------------------------
Brian A.
 Murdock         3,018,963.221   7,725.825    7,223.000    3,033,912.046
------------------------------------------------------------------------

This resulted in approval of the proposal.

 28   MainStay Mid Cap Opportunity Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of Eclipse Funds (the "Fund") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The Trustees listed below were elected to serve the Fund effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                     NUMBER OF FUNDS
                          POSITION(S) HELD                                    IN FUND COMPLEX
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

        BRIAN A. MURDOCK  Indefinite;        Member of the Board of Managers        65         Director, Eclipse Funds Inc.
        3/14/56           Trustee since      and President (since 2004) and                    since June 2007 (15 funds);
                          June 2007 and      Chief Executive Officer (since                    Director, MainStay VP Series
                          Chief Executive    2006), New York Life Investment                   Fund, Inc., since 2006 (25
                          Officer since      Management LLC and New York                       portfolios); Director, ICAP
                          2006               Life Investment Management                        Funds, Inc., since 2006 (3
                                             Holdings LLC; Senior Vice                         funds); Trustee, The MainStay
                                             President, New York Life                          Funds since 2006 (19 funds).
                                             Insurance Company (since 2004);
                                             Chairman of the Board and
                                             President, NYLIFE Distributors
                                             LLC and NYLCAP Manager LLC
                                             (since 2004) and Institutional
                                             Capital LLC (since 2006); Chief
                                             Executive Officer, Eclipse
                                             Funds Inc. (since 2006);
                                             Chairman (2006 to 2007) and
                                             Trustee and Chief Executive
                                             Officer (since 2006), The
                                             MainStay Funds; Chairman (2006
                                             to 2007) and Director and Chief
                                             Executive Officer (since 2006),
                                             MainStay VP Series Fund, Inc.;
                                             Director and Chief Executive
                                             Officer, ICAP Funds, Inc.
                                             (since 2006); Chief Investment
                                             Officer, MLIM Europe and Asia
                                             (2001 to 2003); President of
                                             Merrill Japan and Chairman of
                                             MLIM's Pacific Region (1999 to
                                             2001)
        ----------------------------------------------------------------------------------------------------------------------

* Trustee considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     29

                          TERM OF OFFICE,
                          POSITION(S) WITH                                     NUMBER OF FUNDS
                          THE COMPANY                                          IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)           OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management           65         Chairman since 2005 and Director
        8/12/51           Chairman since     Advisors LLC (since 1990)                          since 1990, Eclipse Funds Inc.
                          2005 and Trustee                                                      (15 funds); Chairman and
                          since 2000                                                            Director, ICAP Funds, Inc.,
                                                                                                since 2006 (3 funds); Chairman
                                                                                                and Trustee, The MainStay Funds,
                                                                                                since June 2007 (19 funds);
                                                                                                Chairman and Director, MainStay
                                                                                                VP Series Fund, Inc., since June
                                                                                                2007 (25 portfolios); Trustee,
                                                                                                Legg Mason Partners Funds, Inc.,
                                                                                                since 1991 (30 portfolios).
        ------------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young         65         Director, Eclipse Funds Inc.
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                       since June 2007 (15 funds);
                          Committee          Arthur Andersen LLP (1976 to                       Director, ICAP Funds, Inc.,
                          Financial Expert   2002); Consultant to the                           since June 2007 (3 funds);
                          since June 2007    MainStay Funds Audit and                           Trustee, The MainStay Funds
                                             Compliance Committee (2004 to                      since 2006 (19 funds); Director,
                                             2006)                                              MainStay VP Series Fund, Inc.,
                                                                                                since June 2007 (25 portfolios);
                                                                                                Trustee, State Farm Associates
                                                                                                Funds Trusts since 2005 (3
                                                                                                portfolios); Trustee, State Farm
                                                                                                Mutual Fund Trust since 2005 (15
                                                                                                portfolios); Trustee, State Farm
                                                                                                Variable Product Trust since
                                                                                                2005 (9 portfolios); Trustee,
                                                                                                Utopia Funds since 2005 (4
                                                                                                portfolios).
        ------------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Retired                                 65         Director, Eclipse Funds Inc.
        12/5/41           Trustee since                                                         since 2002 (15 funds); Director,
                          2002                                                                  ICAP Funds, Inc., since June
                                                                                                2007 (3 funds); Trustee, The
                                                                                                MainStay Funds since June 2007
                                                                                                (19 funds); Director, MainStay
                                                                                                VP Series Fund, Inc., since June
                                                                                                2007 (25 portfolios).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital          65         Director, Eclipse Funds Inc.
        NOLAN, JR.        Trustee since      Management; President--Shields/                    since June 2007 (15 funds);
        11/16/46          June 2007          Alliance, Alliance Capital                         Director, ICAP Funds, Inc.,
                                             Management (1994 to 2004)                          since June 2007 (3 funds);
                                                                                                Trustee, The MainStay Funds
                                                                                                since June 2007 (19 funds);
                                                                                                Director, MainStay VP Series
                                                                                                Fund, Inc., since 2006 (25
                                                                                                portfolios).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief         65         Director, Eclipse Funds Inc.
        TRUTANIC          Trustee since      Executive Office (1990 to 1999),                   since June 2007 (15 funds);
        2/13/52           June 2007          Somerset Group (financial                          Director, ICAP Funds, Inc.,
                                             advisory firm); Managing                           since June 2007 (3 funds);
                                             Director and Advisor, The                          Trustee, The MainStay Funds
                                             Carlyle Group (private                             since 1994 (19 funds); Director,
                                             investment firm) (2002 to 2004);                   MainStay VP Series Fund, Inc.,
                                             Senior Managing Director and                       since June 2007 (25 portfolios).
                                             Partner, Groupe Arnault S.A.
                                             (private investment firm) (1999
                                             to 2002)
        ------------------------------------------------------------------------------------------------------------------------

 30   MainStay Mid Cap Opportunity Fund

                          TERM OF OFFICE,
                          POSITION(S) WITH                                     NUMBER OF FUNDS
                          THE COMPANY                                          IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)           OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of              65         Director, Eclipse Funds Inc.
        5/22/40           Trustee and Audit  Accounting, Graduate School of                     since June 2007 (15 funds);
                          Committee          Business, University of Chicago;                   Director, ICAP Funds, Inc.,
                          Financial Expert   President, Roman L. Weil                           since June 2007 (3 funds);
                          since June 2007    Associates, Inc. (consulting                       Trustee, The MainStay Funds
                                             firm)                                              since June 2007 (19 funds);
                                                                                                Director, MainStay VP Series
                                                                                                Fund, Inc., since 1994 (25
                                                                                                portfolios).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of           65         Director, Eclipse Funds Inc.
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                    since June 2007 (15 funds);
                          June 2007          1995)                                              Director, ICAP Funds, Inc.,
                                                                                                since June 2007 (3 funds);
                                                                                                Trustee, The MainStay Funds
                                                                                                since June 2007 (19 funds);
                                                                                                Director, MainStay VP Series
                                                                                                Fund, Inc., since 1997 (25
                                                                                                portfolios); Trustee, Direxion
                                                                                                Funds (57 funds) and Direxion
                                                                                                Insurance Trust (45 funds) since
                                                                                                March 2007.
        ------------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Trustees of the Fund effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Fund effective June 7, 2007:

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Indefinite; Chief  Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Legal Officer      York Life Investment Management LLC (including predecessor
        10/19/46          since 2004         advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2005), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2002); Secretary,
                                             NYLIM Service Company LLC, NYLCAP Manager LLC, Madison
                                             Capital Funding LLC and Institutional Capital LLC (since
                                             2006); Chief Legal Officer, Eclipse Funds Inc., The MainStay
                                             Funds and MainStay VP Series Fund, Inc. (since 2004),
                                             McMorgan Funds (since 2005) and ICAP Funds, Inc. (since
                                             2006); Managing Director and Senior Counsel, Lehman Brothers
                                             Inc. (1998 to 1999); General Counsel and Managing Director,
                                             JP Morgan Investment Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK BENINTENDE   Indefinite;        Managing Director, New York Life Investment Management LLC
        5/12/64           Treasurer and      (since June 2007); Treasurer and Principal Financial and
                          Principal          Accounting Officer, Eclipse Funds Inc., The MainStay Funds,
                          Financial and      MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Accounting         June 2007); Vice President, Prudential Investments (2000 to
                          Officer since      2007); Assistant Treasurer, JennisonDryden Family of Funds,
                          June 2007          Target Portfolio Trust, The Prudential Series Fund and
                                             American Skandia Trust (2006 to 2007); Treasurer and
                                             Principal Financial Officer, The Greater China Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        Indefinite;        Senior Managing Director and Chief Marketing Officer, New
        FISHER            President since    York Life Investment Management LLC (since 2005); Managing
        2/22/59           March 2007         Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds
                                             Inc., The MainStay Funds, MainStay VP Series Fund, Inc., and
                                             ICAP Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Indefinite; Vice   Director, New York Life Investment Management LLC (including
        HARRINGTON        President--        predecessor advisory organizations) (since 2000); Executive
        2/8/59            Administration     Vice President, New York Life Trust Company and New York
                          since 2005         Life Trust Company, FSB (since 2006); Vice
                                             President--Administration, Eclipse Funds Inc., MainStay VP
                                             Series Fund, Inc., and The MainStay Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Indefinite;        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Senior Vice        2006) and Managing Director and Chief Compliance Officer
        12/16/65          President and      (2003 to 2006), New York Life Investment Management LLC and
                          Chief Compliance   New York Life Investment Management Holdings LLC; Senior
                          Officer since      Managing Director, Compliance (since 2006) and Managing
                          2006               Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                             Vice President and Chief Compliance Officer, Eclipse Funds
                                             Inc., The MainStay Funds and MainStay VP Series Fund, Inc.
                                             (since 2006) and ICAP Funds, Inc. (since 2006); Vice
                                             President--Compliance, Eclipse Funds Inc., The MainStay
                                             Funds and MainStay VP Series Fund, Inc. (2004 to 2006);
                                             Deputy Chief Compliance Officer, New York Life Investment
                                             Management LLC (2002 to 2003); Vice President and Compliance
                                             Officer, Goldman Sachs Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Indefinite;        Managing Director and Associate General Counsel, New York
        MORRISON          Secretary since    Life Investment Management LLC (since 2004); Managing
        3/26/56           2004               Director and Secretary, NYLIFE Distributors LLC (since
                                             2004); Secretary, Eclipse Funds Inc., The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Fund effective June 7, 2007.

Christopher O. Blunt resigned as President of the Fund effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Fund effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Fund effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Fund effective March 19, 2007.

 32   MainStay Mid Cap Opportunity Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund(1)
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(2)
MainStay Growth Equity Fund(3)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Class B shares closed to new investors, except for certain retirement savings and other automatic purchase plans, effective May 21, 2007.
2. Closed to new investors and new purchases as of January 1, 2002.
3. Offered only to residents of Connecticut, Maryland, New Jersey and New York.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                              Eclipse Funds
                                                      SEC File Number: 811-04847

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.

NYLIM-AO10772         (RECYCLE LOGO)                     MS155-07   MSMR10-04/07
                                                                              A5

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    S&P 500 INDEX FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2007

MESSAGE FROM
THE PRESIDENT

At MainStay, we take special pride in providing investors with single-point access to the expertise of six diverse institutional boutique investment firms. Each mutual fund we offer is advised or subadvised by one or more institutional money managers, each of which has the autonomy to focus on its own unique investment style. By preserving the integrity of these boutiques, in both process and culture, we believe that we are helping to achieve greater consistency of returns for our shareholders.

New York Life Investment Management uses these boutiques to power its MainStay Funds, which seek to achieve investment excellence for our shareholders and maintain a disciplined, long-term perspective.

Equity investors were generally rewarded for holding their ground during the turbulent six months ended April 30, 2007. In late February and early March 2007, a correction in the Chinese stock market took a toll on stocks around the world. Fortunately, positive earnings reports led to a substantial rebound, and U.S. stocks in general recorded gains across every sector for the six-month reporting period. While past performance is no guarantee of future results, international stocks as a whole were even stronger, providing solid double-digit returns.

According to Russell data for U.S. equity markets, mid-cap companies generally outperformed small-and large-capitalization companies, and value stocks outperformed growth stocks among mid- and large-cap issuers.

During the six months ended April 30, 2007, the Federal Open Market Committee
(FOMC) maintained the federal funds target rate at a steady 5.25%, hoping that earlier rate hikes would be sufficient to keep inflation in check. The yield curve remained inverted throughout the reporting period, with Treasury bills yielding more than 10-year Treasury bonds. Although an inverted yield curve is sometimes associated with a heightened risk of recession, the FOMC continued to focus on the potential for moderate economic expansion.

Shorter-term interest rates declined slightly during the reporting period and longer-term interest rates rose. While rising interest rates hurt bond prices, most broad domestic bond-market indices provided modest but positive total returns.

Early in 2007, several subprime mortgage lenders faced higher-than-anticipated delinquencies and defaults, raising concerns about underwriting practices. Several lenders filed for bankruptcy protection, and others saw their stock prices decline. Fortunately, we believe that there is little evidence that the difficulties will undermine fixed-income markets in general.

As always, we appreciate your decision to make MainStay Funds part of your overall investment strategy. We look forward to serving your financial interests and growing together for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                            MAINSTAY
                            S&P 500 INDEX FUND

                            MainStay Funds

                            Semiannual Report

                            Unaudited

                            April 30, 2007

TABLE OF CONTENTS


Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------


Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------


Portfolio of Investments                                                       9
--------------------------------------------------------------------------------


Financial Statements                                                          18
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 24
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     29
--------------------------------------------------------------------------------


Proxy Voting Policies and Procedures and Proxy Voting Record                  32
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        32
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               32
--------------------------------------------------------------------------------

Directors and Officers                                                        33

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        4.98%   11.05%  7.28%   7.24%
Excluding sales charges   8.23    14.49   7.93    7.57

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY S&P 500 INDEX FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
4/30/97                                                                    9700.00                           10000.00
                                                                          13613.00                           14107.00
                                                                          16541.00                           17185.00
                                                                          18147.00                           18926.00
                                                                          15786.00                           16471.00
                                                                          13733.00                           14391.00
                                                                          11865.00                           12476.00
                                                                          14509.00                           15330.00
                                                                          15328.00                           16302.00
                                                                          17572.00                           18815.00
4/30/07                                                                   20117.00                           21681.00

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          8.38%   14.88%  8.28%   7.85%

(PERFORMANCE GRAPH)

                                                                MAINSTAY S&P 500 INDEX FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
4/30/97                                                                   10000.00                           10000.00
                                                                          14062.00                           14107.00
                                                                          17126.00                           17185.00
                                                                          18824.00                           18926.00
                                                                          16404.00                           16471.00
                                                                          14301.00                           14391.00
                                                                          12383.00                           12476.00
                                                                          15185.00                           15330.00
                                                                          16102.00                           16302.00
                                                                          18532.00                           18815.00
4/30/07                                                                   21290.00                           21681.00

                                                          SIX      ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    YEARS
--------------------------------------------------------------------------------

S&P 500(R) Index(1)                                       8.60%   15.24%   8.54%   8.05%
Average Lipper S&P 500 Index objective fund(2)            8.28    14.60    7.95    7.59

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A shares (first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge and fees and expenses for Class A shares.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                       www.mainstayfunds.com   5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY S&P 500 INDEX FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2006, to April 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2006, to April 30, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/06           4/30/07           PERIOD(1)           4/30/07            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,082.50            $3.10            $1,022.00             $3.01
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,084.00            $1.55            $1,023.50             $1.51
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.60% for Class A and 0.30% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

 6  MainStay S&P 500 Index Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     97.7%
Short-Term Investments (collateral from securities lending                         7.2
  is 4.7%)
Futures Contracts                                                                  0.1
Liabilities in Excess of Cash and Other Assets                                    (5.0)

See Portfolio of Investments on page 9 for specific holdings within these categories.

  TOP TEN HOLDINGS AS OF APRIL 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  General Electric Co.
 3.  Citigroup, Inc.
 4.  Microsoft Corp.
 5.  AT&T, Inc.
 6.  Bank of America Corp.
 7.  Procter & Gamble Co. (The)
 8.  Pfizer, Inc.
 9.  Johnson & Johnson
10.  American International Group, Inc.

                                                       www.mainstayfunds.com   7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Francis J. Ok of New York Life Investment Management LLC

HOW DID MAINSTAY S&P 500 INDEX FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2007?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 8.23% for Class A shares for the six months ended April 30, 2007. Over the same period, Class I shares returned 8.38%. Both share classes underperformed the 8.60% return of the S&P 500(R) Index,(1) the Fund's broad-based securities-market index, for the six-month reporting period. Because the Fund faces real-world expenses that a hypothetical index does not, there will be times when the Fund lags the Index. Class I shares outperformed--and Class A shares underperformed--the 8.28% return of the average Lipper(2) S&P 500 Index objective fund for the six months ended April 30, 2007. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE WEAKEST CONTRIBUTORS?

On the basis of impact, which takes weightings and total returns into account, the industry that made the strongest positive contribution to the Fund's performance was oil, gas & consumable fuels. Pharmaceuticals was the second-strongest contributor, and insurance was third. The weakest contribution came from air freight & logistics. The second-weakest contributor was automobiles, followed by thrifts & mortgage finance.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

In terms of total return, the best-performing industry in the S&P 500(R) Index was construction materials, followed by Internet & catalog retail and auto components. Automobiles recorded the lowest total return of any industry in the Index. Air freight & logistics had the second-lowest return, followed by electronic equipment & instruments.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the greatest positive contributions to the Fund's performance during the reporting period were ExxonMobil, AT&T and Chevron. The weakest contributor in terms of impact was Amgen, followed by Motorola and Bank of America.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Within the S&P 500(R) Index, the stock with the highest total return for the six-month reporting period was Goodyear Tire & Rubber. MedImmune was second, followed by RadioShack. The individual Fund holding with the lowest total return for the reporting period was Circuit City Stores, followed by Advanced Micro Devices and Whole Foods Market.

WERE THERE ANY CHANGES IN THE MAKEUP OF THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During the six-month reporting period, there were 23 additions to the S&P 500(R) Index and 23 deletions from it. Notable additions included Kraft Foods, which was spun off from Altria Group during the reporting period, and Celgene. Bellsouth was deleted from the Index when the company was acquired by AT&T, which is also an S&P 500(R) company.


Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that Standard & Poor's believes are most representative of the makeup of the U.S. economy. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 5 for more information on the S&P 500(R) Index.
2. See footnote on page 5 for more information on Lipper Inc.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 8  MainStay S&P 500 Index Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2007 UNAUDITED


                                                         SHARES            VALUE
COMMON STOCKS (97.7%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.4%)
Boeing Co. (The)                                        101,554   $    9,444,522
General Dynamics Corp.                                   51,877        4,072,344
Goodrich Corp.                                           15,925          905,177
Honeywell International, Inc.                           102,989        5,579,944
L-3 Communications Holdings, Inc.                        16,048        1,443,197
Lockheed Martin Corp.                                    45,551        4,379,273
Northrop Grumman Corp.                                   45,057        3,316,646
Raytheon Co.                                             57,408        3,073,624
Rockwell Collins, Inc.                                   21,405        1,405,666
United Technologies Corp.                               128,208        8,606,603
                                                                  --------------
                                                                      42,226,996
                                                                  --------------
AIR FREIGHT & LOGISTICS (0.9%)
C.H. Robinson Worldwide, Inc.                            22,500        1,202,850
FedEx Corp.                                              39,491        4,163,931
United Parcel Service, Inc. Class B (a)                 137,140        9,658,770
                                                                  --------------
                                                                      15,025,551
                                                                  --------------
AIRLINES (0.1%)
Southwest Airlines Co.                                  100,836        1,446,997
                                                                  --------------

AUTO COMPONENTS (0.2%)
Goodyear Tire &
  Rubber Co. (The) (b)                                   22,631          752,707
Johnson Controls, Inc.                                   25,275        2,586,391
                                                                  --------------
                                                                       3,339,098
                                                                  --------------
AUTOMOBILES (0.4%)
Ford Motor Co. (a)                                      240,510        1,933,700
General Motors Corp. (a)                                 72,350        2,259,490
Harley-Davidson, Inc.                                    33,140        2,098,425
                                                                  --------------
                                                                       6,291,615
                                                                  --------------
BEVERAGES (2.0%)
Anheuser-Busch Cos., Inc.                                98,296        4,835,180
Brown-Forman Corp. Class B (a)                           10,015          640,259
Coca-Cola Co. (The)                                     259,266       13,531,093
Coca-Cola Enterprises, Inc. (a)                          35,260          773,604
Constellation Brands, Inc. Class A (a)(b)                26,971          604,420
Molson Coors Brewing Co. Class B                          5,823          548,992
Pepsi Bottling Group, Inc. (The)                         17,327          568,499
PepsiCo, Inc.                                           210,814       13,932,697
                                                                  --------------
                                                                      35,434,744
                                                                  --------------


                                                         SHARES            VALUE
BIOTECHNOLOGY (1.3%)
Amgen, Inc. (b)                                         150,235   $    9,636,073
Biogen Idec, Inc. (b)                                    44,096        2,081,772
Celgene Corp. (b)                                        48,600        2,972,376
Genzyme Corp. (b)                                        33,939        2,216,556
Gilead Sciences, Inc. (b)                                59,812        4,887,837
MedImmune, Inc. (a)(b)                                   30,632        1,736,222
                                                                  --------------
                                                                      23,530,836
                                                                  --------------
BUILDING PRODUCTS (0.1%)
American Standard Cos., Inc.                             22,302        1,227,948
Masco Corp.                                              50,895        1,384,853
                                                                  --------------
                                                                       2,612,801
                                                                  --------------
CAPITAL MARKETS (3.7%)
Ameriprise Financial, Inc.                               31,144        1,852,134
Bank of New York
  Co., Inc. (The)                                        97,248        3,936,599
Bear Stearns Cos., Inc. (The)                            15,451        2,405,721
Charles Schwab Corp. (The)                              132,261        2,528,830
E*TRADE Financial Corp. (b)                              54,577        1,205,060
Federated Investors, Inc. Class B                        11,607          442,923
Franklin Resources, Inc.                                 21,540        2,828,417
Goldman Sachs
  Group, Inc. (The)                                      52,934       11,571,902
Janus Capital Group, Inc.                                24,439          611,464
Legg Mason, Inc.                                         16,771        1,663,515
Lehman Brothers Holdings, Inc.                           67,912        5,112,415
Mellon Financial Corp.                                   53,530        2,298,043
Merrill Lynch & Co., Inc.                               113,808       10,268,896
Morgan Stanley                                          137,042       11,512,898
Northern Trust Corp.                                     23,947        1,507,464
State Street Corp.                                       42,634        2,936,204
T. Rowe Price Group, Inc.                                34,102        1,694,187
                                                                  --------------
                                                                      64,376,672
                                                                  --------------
CHEMICALS (1.5%)
Air Products & Chemicals, Inc.                           27,854        2,130,831
Ashland, Inc.                                             7,313          438,414
Dow Chemical Co. (The)                                  123,411        5,505,365
E.I. du Pont de Nemours & Co.                           118,924        5,847,493
Eastman Chemical Co. (a)                                 10,497          710,647
Ecolab, Inc. (a)                                         22,835          981,677
Hercules, Inc. (b)                                       14,442          272,087
International Flavors & Fragrances, Inc.                  9,997          486,554
Monsanto Co.                                             69,997        4,129,123
PPG Industries, Inc.                                     21,156        1,556,658

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.    www.mainstayfunds.com   9


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
yPraxair, Inc.                                           41,227   $    2,661,203
Rohm & Haas Co. (a)                                      18,407          941,886
Sigma-Aldrich Corp.                                      16,878          710,226
                                                                  --------------
                                                                      26,372,164
                                                                  --------------
COMMERCIAL BANKS (3.9%)
BB&T Corp.                                               69,327        2,885,390
Comerica, Inc.                                           20,597        1,275,160
Commerce Bancorp, Inc. (a)                               23,825          796,708
Compass Bancshares, Inc.                                 16,675        1,136,901
Fifth Third Bancorp                                      71,360        2,896,502
First Horizon National Corp.                             15,860          621,871
Huntington Bancshares, Inc. (a)                          30,503          676,557
KeyCorp                                                  51,532        1,838,662
M&T Bank Corp.                                            9,975        1,110,616
Marshall & Ilsley Corp.                                  32,540        1,562,571
National City Corp. (a)                                  75,746        2,768,516
PNC Financial Services Group, Inc.                       44,380        3,288,558
Regions Financial Corp. (a)                              94,167        3,304,320
SunTrust Banks, Inc.                                     45,699        3,857,910
Synovus Financial Corp.                                  41,462        1,308,541
U.S. Bancorp                                            227,995        7,831,628
Wachovia Corp.                                          245,272       13,622,407
Wells Fargo & Co.                                       434,875       15,607,664
Zions Bancorp                                            14,160        1,158,288
                                                                  --------------
                                                                      67,548,770
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Allied Waste Industries, Inc. (a)(b)                     32,418          433,429
Avery Dennison Corp.                                     12,082          751,500
Cintas Corp. (a)                                         17,504          655,875
Equifax, Inc.                                            16,170          643,566
Monster Worldwide, Inc. (b)                              16,364          688,106
Pitney Bowes, Inc.                                       28,181        1,352,688
R.R. Donnelley & Sons Co.                                27,536        1,106,947
Robert Half International, Inc.                          21,856          727,805
Waste Management, Inc.                                   69,083        2,584,395
                                                                  --------------
                                                                       8,944,311
                                                                  --------------
COMMUNICATIONS EQUIPMENT (2.5%)
ADC Telecommunications, Inc. (a)(b)                      15,010          276,184
Avaya, Inc. (b)                                          57,791          746,660
Ciena Corp. (a)(b)                                       10,792          314,695
Cisco Systems, Inc. (b)                                 776,442       20,762,059
Corning, Inc. (b)                                       202,008        4,791,630
JDS Uniphase Corp. (a)(b)                                26,929          443,790
Juniper Networks, Inc. (b)                               72,365        1,618,081
Motorola, Inc.                                          307,653        5,331,626


                                                         SHARES            VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
QUALCOMM, Inc.                                          213,162   $    9,336,496
Tellabs, Inc. (b)                                        57,451          610,130
                                                                  --------------
                                                                      44,231,351
                                                                  --------------
COMPUTERS & PERIPHERALS (3.7%)
Apple, Inc. (b)                                         110,878       11,065,624
Dell, Inc. (b)                                          291,531        7,349,497
EMC Corp. (b)                                           271,322        4,118,668
Hewlett-Packard Co.                                     344,455       14,515,334
International Business Machines Corp.                   193,734       19,801,552
Lexmark International, Inc. Class A (b)                  12,294          670,023
NCR Corp. (b)                                            23,261        1,172,354
Network Appliance, Inc. (b)                              47,595        1,771,010
QLogic Corp. (b)                                         20,354          363,930
SanDisk Corp. (a)(b)                                     28,731        1,248,362
Sun Microsystems, Inc. (b)                              463,436        2,419,136
                                                                  --------------
                                                                      64,495,490
                                                                  --------------
CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp.                                              11,205        1,071,422
                                                                  --------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co.                                     12,304        1,521,636
                                                                  --------------

CONSUMER FINANCE (0.9%)
American Express Co.                                    153,409        9,307,324
Capital One Financial Corp. (a)                          52,892        3,927,760
SLM Corp.                                                52,473        2,824,622
                                                                  --------------
                                                                      16,059,706
                                                                  --------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                               13,331          675,748
Bemis Co., Inc.                                          13,321          442,524
Pactiv Corp. (b)                                         17,692          611,789
Sealed Air Corp.                                         20,758          682,938
Temple-Inland, Inc.                                      13,866          821,422
                                                                  --------------
                                                                       3,234,421
                                                                  --------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                        21,930        1,083,561
                                                                  --------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A (a)(b)                        17,782          841,089
H&R Block, Inc. (a)                                      41,106          929,407
                                                                  --------------
                                                                       1,770,496
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (5.3%)
V  Bank of America Corp.                                575,185       29,276,917
Chicago Mercantile Exchange Holdings, Inc. Class A
  (a)                                                     4,454        2,301,604

 10 MainStay S&P 500 Index Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
yCIT Group, Inc.                                         24,915   $    1,486,180
V  Citigroup, Inc.                                      630,214       33,792,075
JPMorgan Chase & Co.                                    447,027       23,290,107
Moody's Corp.                                            30,279        2,002,047
                                                                  --------------
                                                                      92,148,930
                                                                  --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
V  AT&T, Inc.                                           802,649       31,078,569
CenturyTel, Inc.                                         14,855          684,073
Citizens Communications Co. (a)                          43,613          679,054
Embarq Corp.                                             19,055        1,144,062
Qwest Communications International, Inc. (a)(b)         201,612        1,790,315
Verizon Communications, Inc.                            374,226       14,287,949
Windstream Corp.                                         60,384          882,814
                                                                  --------------
                                                                      50,546,836
                                                                  --------------
ELECTRIC UTILITIES (1.9%)
Allegheny Energy, Inc. (b)                               21,017        1,123,569
American Electric
  Power Co., Inc.                                        51,045        2,563,480
Duke Energy Corp.                                       160,972        3,303,145
Edison International                                     41,700        2,182,995
Entergy Corp.                                            25,521        2,887,446
Exelon Corp.                                             86,030        6,487,522
FirstEnergy Corp.                                        40,927        2,801,044
FPL Group, Inc.                                          52,191        3,359,535
Pinnacle West Capital Corp.                              12,637          610,241
PPL Corp.                                                49,578        2,162,097
Progress Energy, Inc.                                    33,124        1,674,418
Southern Co. (The)                                       96,327        3,640,197
                                                                  --------------
                                                                      32,795,689
                                                                  --------------
ELECTRICAL EQUIPMENT (0.4%)
Cooper Industries, Ltd. Class A                          23,326        1,160,702
Emerson Electric Co.                                    102,810        4,831,042
Rockwell Automation, Inc.                                21,354        1,271,417
                                                                  --------------
                                                                       7,263,161
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Agilent Technologies, Inc. (b)                           52,282        1,796,932
Jabil Circuit, Inc. (a)                                  23,603          549,950
Molex, Inc.                                              18,059          539,603
Sanmina-SCI Corp. (b)                                    68,126          235,035
Solectron Corp. (a)(b)                                  116,961          391,819
Tektronix, Inc.                                          10,702          314,532
                                                                  --------------
                                                                       3,827,871
                                                                  --------------
ENERGY EQUIPMENT & SERVICES (1.9%)
Baker Hughes, Inc.                                       41,104        3,304,351
BJ Services Co.                                          38,085        1,091,516
ENSCO International, Inc.                                19,400        1,093,772


                                                         SHARES            VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Halliburton Co.                                         117,438   $    3,731,005
Nabors Industries, Ltd. (a)(b)                           35,849        1,151,470
National Oilwell Varco, Inc. (b)                         22,388        1,899,622
Noble Corp.                                              17,487        1,472,580
Rowan Cos., Inc. (a)                                     14,161          518,859
Schlumberger, Ltd.                                      151,651       11,196,393
Smith International, Inc.                                25,600        1,342,464
Transocean, Inc. (b)                                     37,742        3,253,360
Weatherford
  International, Ltd. (b)                                43,498        2,283,210
                                                                  --------------
                                                                      32,338,602
                                                                  --------------
FOOD & STAPLES RETAILING (2.3%)
Costco Wholesale Corp.                                   58,262        3,121,095
CVS Caremark Corp.                                      197,653        7,162,945
Kroger Co. (The)                                         91,090        2,688,066
Safeway, Inc.                                            56,827        2,062,820
SUPERVALU, Inc.                                          26,357        1,209,786
Sysco Corp.                                              79,069        2,588,719
Walgreen Co.                                            128,921        5,659,632
Wal-Mart Stores, Inc.                                   316,463       15,164,907
Whole Foods Market, Inc.                                 18,003          842,360
                                                                  --------------
                                                                      40,500,330
                                                                  --------------
FOOD PRODUCTS (1.5%)
Archer-Daniels-Midland Co.                               83,851        3,245,034
Campbell Soup Co.                                        27,878        1,090,030
ConAgra Foods, Inc.                                      65,283        1,604,656
Dean Foods Co.                                           17,137          624,301
General Mills, Inc.                                      44,447        2,662,375
H.J. Heinz Co.                                           41,836        1,970,894
Hershey Co. (The) (a)                                    22,431        1,232,808
Kellogg Co.                                              32,013        1,693,808
Kraft Foods, Inc. Class A                               210,117        7,032,616
McCormick & Co., Inc.                                    16,971          629,964
Sara Lee Corp.                                           94,243        1,546,528
Tyson Foods, Inc. Class A (a)                            32,204          674,996
Wm. Wrigley Jr. Co.                                      28,108        1,654,999
                                                                  --------------
                                                                      25,663,009
                                                                  --------------
GAS UTILITIES (0.1%)
Nicor, Inc. (a)                                           5,688          291,453
Questar Corp.                                            11,000        1,068,430
                                                                  --------------
                                                                       1,359,883
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
Bausch & Lomb, Inc.                                       6,889          405,280
Baxter International, Inc.                               83,489        4,727,982
Becton, Dickinson & Co.                                  31,379        2,469,214
Biomet, Inc.                                             31,307        1,352,462
Boston Scientific Corp. (b)                             152,403        2,353,102
C.R. Bard, Inc.                                          13,236        1,100,309

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Hospira, Inc. (b)                                        20,112   $      815,542
Medtronic, Inc.                                         148,160        7,842,109
St. Jude Medical, Inc. (a)(b)                            44,260        1,893,885
Stryker Corp.                                            38,367        2,491,553
Varian Medical Systems, Inc. (b)                         16,400          692,244
Zimmer Holdings, Inc. (b)                                30,607        2,769,321
                                                                  --------------
                                                                      28,913,003
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (2.2%)
Aetna, Inc.                                              66,892        3,135,897
AmerisourceBergen Corp.                                  24,626        1,231,054
Cardinal Health, Inc.                                    51,769        3,621,242
CIGNA Corp.                                              12,568        1,955,455
Coventry Health Care, Inc. (b)                           20,332        1,175,800
Express Scripts, Inc. (b)                                16,536        1,580,015
Humana, Inc. (b)                                         21,107        1,334,807
Laboratory Corp. of America Holdings (a)(b)              16,026        1,265,092
Manor Care, Inc.                                          9,407          610,420
McKesson Corp.                                           38,238        2,249,542
Medco Health
  Solutions, Inc. (b)                                    37,096        2,894,230
Patterson Cos., Inc. (b)                                 17,752          640,137
Quest Diagnostics, Inc.                                  20,695        1,011,779
Tenet Healthcare Corp. (a)(b)                            60,310          447,500
UnitedHealth Group, Inc.                                174,271        9,246,819
WellPoint, Inc. (b)                                      78,806        6,223,310
                                                                  --------------
                                                                      38,623,099
                                                                  --------------
HEALTH CARE TECHNOLOGY (0.0%) ++
IMS Health, Inc.                                         25,718          754,309
                                                                  --------------

HOTELS, RESTAURANTS & LEISURE (1.5%)
Carnival Corp.                                           56,928        2,783,210
Darden Restaurants, Inc.                                 18,707          775,966
Harrah's Entertainment, Inc.                             23,753        2,026,131
Hilton Hotels Corp.                                      49,365        1,678,410
International Game Technology                            43,350        1,653,369
Marriott International, Inc. Class A                     42,477        1,920,385
McDonald's Corp.                                        154,902        7,478,669
Starbucks Corp. (b)                                      96,672        2,998,765
Starwood Hotels & Resorts Worldwide, Inc.                27,674        1,854,711
Wendy's International, Inc.                              11,143          420,091
Wyndham Worldwide Corp. (b)                              24,271          839,777
Yum! Brands, Inc.                                        34,017        2,104,292
                                                                  --------------
                                                                      26,533,776
                                                                  --------------


                                                         SHARES            VALUE
HOUSEHOLD DURABLES (0.6%)
Black & Decker Corp. (a)                                  8,469   $      768,308
Centex Corp. (a)                                         15,198          680,414
D.R. Horton, Inc.                                        35,449          786,259
Fortune Brands, Inc. (a)                                 19,344        1,549,454
Harman International
  Industries, Inc.                                        8,328        1,015,100
KB Home (a)                                              10,054          443,482
Leggett & Platt, Inc.                                    23,090          543,077
Lennar Corp. Class A (a)                                 17,657          754,130
Newell Rubbermaid, Inc.                                  35,428        1,086,577
Pulte Homes, Inc. (a)                                    27,254          733,133
Snap-on, Inc.                                             7,378          402,101
Stanley Works (The) (a)                                  10,369          604,305
Whirlpool Corp. (a)                                       9,968        1,056,907
                                                                  --------------
                                                                      10,423,247
                                                                  --------------
HOUSEHOLD PRODUCTS (2.1%)
Clorox Co. (The)                                         19,346        1,297,730
Colgate-Palmolive Co.                                    66,029        4,472,804
Kimberly-Clark Corp.                                     58,649        4,174,049
V  Procter & Gamble Co. (The)                           405,895       26,103,107
                                                                  --------------
                                                                      36,047,690
                                                                  --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
AES Corp. (The) (b)                                      84,531        1,858,837
Constellation Energy Group, Inc.                         23,226        2,069,901
Dynegy, Inc. Class A (b)                                 51,747          486,939
TXU Corp.                                                58,936        3,865,023
                                                                  --------------
                                                                       8,280,700
                                                                  --------------
INDUSTRIAL CONGLOMERATES (3.8%)
3M Co.                                                   94,432        7,816,137
V  General Electric Co.                               1,321,843       48,723,133
Textron, Inc.                                            16,125        1,639,429
Tyco International, Ltd.                                254,905        8,317,550
                                                                  --------------
                                                                      66,496,249
                                                                  --------------
INSURANCE (4.7%)
ACE, Ltd.                                                41,616        2,474,487
AFLAC, Inc.                                              63,576        3,263,992
Allstate Corp. (The)                                     79,562        4,958,304
Ambac Financial Group, Inc.                              13,221        1,213,688
V  American International Group, Inc.                   334,445       23,381,050
Aon Corp.                                                38,396        1,487,845
Assurant, Inc.                                           12,900          742,137
Chubb Corp. (The)                                        52,498        2,825,967
Cincinnati Financial Corp.                               22,116        1,000,528
Genworth Financial, Inc. Class A                         56,790        2,072,267
Hartford Financial Services Group, Inc. (The)            41,229        4,172,375
Lincoln National Corp.                                   35,591        2,532,300

 12 MainStay S&P 500 Index Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Loews Corp.                                              58,477   $    2,767,132
Marsh & McLennan Cos., Inc.                              70,338        2,233,935
MBIA, Inc.                                               17,196        1,196,154
MetLife, Inc.                                            96,832        6,361,862
Principal Financial Group, Inc.                          34,500        2,190,405
Progressive Corp. (The)                                  95,844        2,211,121
Prudential Financial, Inc.                               60,316        5,730,020
SAFECO Corp.                                             13,607          908,131
Torchmark Corp.                                          12,725          869,117
Travelers Cos., Inc. (The)                               86,946        4,703,779
Unum Group                                               43,597        1,084,693
XL Capital, Ltd. Class A                                 23,047        1,797,205
                                                                  --------------
                                                                      82,178,494
                                                                  --------------
INTERNET & CATALOG RETAIL (0.2%)
Amazon.com, Inc. (a)(b)                                  40,149        2,462,338
IAC/InterActiveCorp. (a)(b)                              28,400        1,082,608
                                                                  --------------
                                                                       3,544,946
                                                                  --------------
INTERNET SOFTWARE & SERVICES (1.3%)
eBay, Inc. (b)                                          146,246        4,963,589
Google, Inc. Class A (b)                                 27,938       13,169,414
VeriSign, Inc. (b)                                       31,005          847,987
Yahoo!, Inc. (b)                                        156,940        4,400,598
                                                                  --------------
                                                                      23,381,588
                                                                  --------------
IT SERVICES (1.1%)
Affiliated Computer Services, Inc.
  Class A (b)                                            12,639          757,202
Automatic Data Processing, Inc.                          70,568        3,158,624
Cognizant Technology Solutions Corp.
  Class A (b)                                            18,400        1,644,960
Computer Sciences Corp. (b)                              22,326        1,239,986
Convergys Corp. (b)                                      17,738          448,062
Electronic Data Systems Corp.                            66,183        1,935,191
Fidelity National Information Services, Inc.             20,800        1,051,024
First Data Corp.                                         96,794        3,136,126
Fiserv, Inc. (b)                                         22,373        1,189,572
Paychex, Inc.                                            43,235        1,604,019
Unisys Corp. (b)                                         43,977          344,780
Western Union Co. (The)                                  99,394        2,092,244
                                                                  --------------
                                                                      18,601,790
                                                                  --------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                          12,077          395,643
Eastman Kodak Co. (a)                                    36,589          911,432
Hasbro, Inc.                                             20,885          660,175
Mattel, Inc.                                             50,563        1,430,933
                                                                  --------------
                                                                       3,398,183
                                                                  --------------


                                                         SHARES            VALUE
LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera Corp.-Applied BioSystems Group                   23,267   $      726,861
Millipore Corp. (a)(b)                                    6,793          501,527
PerkinElmer, Inc.                                        16,081          389,160
Thermo Fisher Scientific, Inc. (b)                       54,099        2,816,394
Waters Corp. (b)                                         13,098          778,414
                                                                  --------------
                                                                       5,212,356
                                                                  --------------
MACHINERY (1.6%)
Caterpillar, Inc.                                        82,994        6,027,024
Cummins, Inc. (a)                                        13,486        1,242,870
Danaher Corp.                                            30,297        2,156,843
Deere & Co.                                              29,168        3,190,979
Dover Corp.                                              26,037        1,252,900
Eaton Corp.                                              18,814        1,678,397
Illinois Tool Works, Inc.                                53,204        2,729,897
Ingersoll-Rand Co., Ltd. Class A                         39,257        1,752,825
ITT Corp.                                                23,655        1,509,426
PACCAR, Inc. (a)                                         31,770        2,668,045
Pall Corp.                                               15,996          671,032
Parker Hannifin Corp.                                    14,899        1,372,794
Terex Corp. (b)                                          13,100        1,019,835
                                                                  --------------
                                                                      27,272,867
                                                                  --------------
MEDIA (3.3%)
CBS Corp. Class B                                        94,975        3,017,356
Clear Channel Communications, Inc.                       63,449        2,247,998
Comcast Corp. Class A (b)                               400,138       10,667,679
DIRECTV Group, Inc. (The) (b)                            99,700        2,376,848
Dow Jones & Co., Inc. (a)                                 8,312          301,975
E.W. Scripps Co. (The) Class A                           10,773          466,471
Gannett Co., Inc.                                        30,256        1,726,407
Interpublic Group of Cos., Inc. (The) (a)(b)             60,300          764,604
McGraw-Hill Cos., Inc. (The)                             45,411        2,975,783
Meredith Corp.                                            4,849          280,854
New York Times Co. (The) Class A (a)                     18,165          425,061
News Corp. Class A                                      301,985        6,761,444
Omnicom Group, Inc.                                      21,553        2,256,815
Time Warner, Inc.                                       491,097       10,131,331
Tribune Co.                                              22,856          749,677
Viacom, Inc. Class B (b)                                 89,615        3,696,619
Walt Disney Co. (The)                                   263,590        9,220,378
                                                                  --------------
                                                                      58,067,300
                                                                  --------------
METALS & MINING (0.9%)
Alcoa, Inc.                                             111,954        3,973,247
Allegheny Technologies, Inc.                             13,145        1,440,429
Freeport-McMoRan Copper & Gold, Inc. Class B (a)         48,202        3,237,246

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
METALS & MINING (CONTINUED)
Newmont Mining Corp.                                     58,071   $    2,421,561
Nucor Corp.                                              38,755        2,459,392
United States Steel Corp.                                15,229        1,546,353
                                                                  --------------
                                                                      15,078,228
                                                                  --------------
MULTILINE RETAIL (1.2%)
Big Lots, Inc. (b)                                       14,060          452,732
Dillard's, Inc. Class A                                   7,835          271,326
Dollar General Corp.                                     39,909          852,057
Family Dollar Stores, Inc.                               19,408          617,951
Federated Department Stores, Inc.                        67,280        2,954,938
J.C. Penney Co., Inc. (a)                                28,686        2,268,776
Kohl's Corp. (b)                                         41,870        3,100,055
Nordstrom, Inc.                                          29,216        1,604,543
Sears Holdings Corp. (b)                                 10,631        2,029,564
Target Corp.                                            110,532        6,562,285
                                                                  --------------
                                                                      20,714,227
                                                                  --------------
MULTI-UTILITIES (1.2%)
Ameren Corp.                                             26,275        1,381,277
CenterPoint Energy, Inc.                                 41,219          776,154
CMS Energy Corp.                                         28,366          525,338
Consolidated Edison, Inc. (a)                            32,905        1,686,710
Dominion Resources, Inc.                                 45,094        4,112,573
DTE Energy Co.                                           22,722        1,149,506
Integrys Energy Group, Inc.                               9,652          541,477
KeySpan Corp.                                            22,370          926,342
NiSource, Inc.                                           34,875          857,576
PG&E Corp.                                               45,200        2,287,120
Public Service Enterprise Group, Inc.                    32,560        2,814,812
Sempra Energy                                            33,810        2,146,259
TECO Energy, Inc.                                        26,695          479,175
Xcel Energy, Inc. (a)                                    51,907        1,250,440
                                                                  --------------
                                                                      20,934,759
                                                                  --------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (b)                                         122,110        2,259,035
                                                                  --------------
OIL, GAS & CONSUMABLE FUELS (8.1%)
Anadarko Petroleum Corp.                                 59,551        2,778,650
Apache Corp.                                             42,628        3,090,530
Chesapeake Energy Corp.                                  53,276        1,798,065
Chevron Corp.                                           277,697       21,602,050
ConocoPhillips                                          211,611       14,675,223
CONSOL Energy, Inc.                                      23,335          977,036
Devon Energy Corp.                                       57,212        4,169,038
El Paso Corp. (a)                                        88,977        1,334,655


                                                         SHARES            VALUE
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
EOG Resources, Inc.                                      31,063   $    2,281,267
V  ExxonMobil Corp.                                     731,828       58,092,507
Hess Corp.                                               34,608        1,964,004
Kinder Morgan, Inc.                                      13,711        1,461,044
Marathon Oil Corp.                                       44,543        4,523,342
Murphy Oil Corp.                                         23,918        1,326,014
Occidental Petroleum Corp.                              107,824        5,466,677
Peabody Energy Corp.                                     33,900        1,626,522
Spectra Energy Corp.                                     80,486        2,100,685
Sunoco, Inc.                                             15,767        1,190,882
Valero Energy Corp.                                      77,544        5,445,915
Williams Cos., Inc. (The)                                76,180        2,247,310
XTO Energy, Inc.                                         47,341        2,569,196
                                                                  --------------
                                                                     140,720,612
                                                                  --------------
PAPER & FOREST PRODUCTS (0.3%)
International Paper Co.                                  58,167        2,194,059
MeadWestvaco Corp.                                       23,170          772,951
Weyerhaeuser Co.                                         27,139        2,149,952
                                                                  --------------
                                                                       5,116,962
                                                                  --------------
PERSONAL PRODUCTS (0.2%)
Avon Products, Inc.                                      57,336        2,281,973
Estee Lauder Cos., Inc. (The) Class A                    14,985          770,529
                                                                  --------------
                                                                       3,052,502
                                                                  --------------
PHARMACEUTICALS (6.4%)
Abbott Laboratories                                     198,637       11,246,827
Allergan, Inc.                                           19,721        2,390,185
Barr Pharmaceuticals, Inc. (b)                           13,593          657,357
Bristol-Myers Squibb Co.                                259,865        7,499,704
Eli Lilly & Co.                                         126,929        7,505,312
Forest Laboratories, Inc. (b)                            40,622        2,161,497
V  Johnson & Johnson                                    372,436       23,917,840
King Pharmaceuticals, Inc. (b)                           31,042          634,809
Merck & Co., Inc.                                       278,851       14,344,095
Mylan Laboratories, Inc. (a)                             31,500          690,795
V  Pfizer, Inc.                                         910,964       24,104,107
Schering-Plough Corp.                                   191,464        6,075,153
Watson Pharmaceuticals, Inc. (b)                         13,090          357,357
Wyeth                                                   173,210        9,613,155
                                                                  --------------
                                                                     111,198,193
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS (1.2%)
Apartment Investment & Management Co. Class A            12,442          688,043
Archstone-Smith Trust                                    28,007        1,459,445
AvalonBay Communities, Inc.                              10,100        1,234,826
Boston Properties, Inc.                                  15,319        1,800,902
Developers Diversified Realty Corp.                      16,500        1,074,150
Equity Residential                                       37,806        1,755,333

 14 MainStay S&P 500 Index Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Host Hotels & Resorts, Inc. (a)                          67,000   $    1,717,880
Kimco Realty Corp. (a)                                   28,991        1,393,597
Plum Creek Timber Co., Inc.                              22,911          909,567
ProLogis                                                 33,006        2,138,789
Public Storage, Inc.                                     15,784        1,472,963
Simon Property Group, Inc. (a)                           28,323        3,265,075
Vornado Realty Trust                                     16,814        1,994,645
                                                                  --------------
                                                                      20,905,215
                                                                  --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%) ++
CB Richard Ellis Group, Inc. Class A (b)                 23,400          792,090
                                                                  --------------

ROAD & RAIL (0.8%)
Burlington Northern Santa Fe Corp.                       46,323        4,055,115
CSX Corp.                                                55,734        2,406,037
Norfolk Southern Corp.                                   50,834        2,706,402
Ryder System, Inc.                                        7,992          420,699
Union Pacific Corp.                                      34,842        3,980,698
                                                                  --------------
                                                                      13,568,951
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.4%)
Advanced Micro Devices, Inc. (a)(b)                      71,455          987,508
Altera Corp. (b)                                         45,968        1,036,119
Analog Devices, Inc.                                     42,984        1,660,042
Applied Materials, Inc.                                 179,778        3,455,333
Broadcom Corp. Class A (b)                               60,727        1,976,664
Intel Corp.                                             742,197       15,957,236
KLA-Tencor Corp.                                         25,478        1,415,303
Linear Technology Corp. (a)                              38,608        1,444,711
LSI Corp. (a)(b)                                         98,982          841,347
Maxim Integrated Products, Inc.                          41,031        1,301,503
Micron Technology, Inc. (b)                              96,690        1,109,034
National Semiconductor Corp.                             36,956          971,943
Novellus Systems, Inc. (b)                               15,788          511,058
NVIDIA Corp. (b)                                         45,599        1,499,751
PMC-Sierra, Inc. (a)(b)                                  26,788          207,071
Teradyne, Inc. (a)(b)                                    25,233          440,316
Texas Instruments, Inc.                                 185,782        6,385,327
Xilinx, Inc.                                             43,457        1,281,112
                                                                  --------------
                                                                      42,481,378
                                                                  --------------
SOFTWARE (3.2%)
Adobe Systems, Inc. (b)                                  75,691        3,145,718
Autodesk, Inc. (b)                                       29,608        1,221,922
BMC Software, Inc. (b)                                   26,214          848,547


                                                         SHARES            VALUE
SOFTWARE (CONTINUED)
CA, Inc.                                                 52,466   $    1,430,223
Citrix Systems, Inc. (b)                                 23,547          767,632
Compuware Corp. (b)                                      41,720          411,776
Electronic Arts, Inc. (b)                                39,929        2,012,821
Intuit, Inc. (b)                                         44,633        1,269,809
V  Microsoft Corp.                                    1,107,724       33,165,257
Novell, Inc. (b)                                         43,321          316,243
Oracle Corp. (a)(b)                                     512,868        9,641,918
Symantec Corp. (b)                                      120,282        2,116,963
                                                                  --------------
                                                                      56,348,829
                                                                  --------------
SPECIALTY RETAIL (1.9%)
Abercrombie & Fitch Co. Class A                          11,300          922,758
AutoNation, Inc. (b)                                     19,630          401,237
AutoZone, Inc. (b)                                        6,505          865,425
Bed Bath & Beyond, Inc. (a)(b)                           36,092        1,470,388
Best Buy Co., Inc.                                       51,917        2,421,928
Circuit City Stores, Inc.                                18,041          314,815
Gap, Inc. (The)                                          67,513        1,211,858
Home Depot, Inc. (The)                                  262,651        9,946,593
Limited Brands, Inc.                                     43,474        1,198,578
Lowe's Cos., Inc. (a)                                   195,384        5,970,935
Office Depot, Inc. (b)                                   35,535        1,194,687
OfficeMax, Inc.                                           9,477          466,458
RadioShack Corp. (a)                                     17,020          494,771
Sherwin-Williams Co. (The)                               14,403          918,479
Staples, Inc.                                            92,917        2,304,342
Tiffany & Co. (a)                                        17,681          843,207
TJX Cos., Inc. (The)                                     58,372        1,627,995
                                                                  --------------
                                                                      32,574,454
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. (b)                                          47,658        2,327,140
Jones Apparel Group, Inc.                                14,472          483,220
Liz Claiborne, Inc.                                      13,168          588,873
NIKE, Inc. Class B                                       48,276        2,600,145
Polo Ralph Lauren Corp.                                   7,800          718,458
VF Corp.                                                 11,595        1,018,157
                                                                  --------------
                                                                       7,735,993
                                                                  --------------
THRIFTS & MORTGAGE FINANCE (1.3%)
Countrywide Financial Corp. (a)                          75,947        2,816,115
Fannie Mae                                              124,449        7,332,535
Freddie Mac                                              88,857        5,756,156
Hudson City Bancorp, Inc.                                64,400          857,808
MGIC Investment Corp.                                    10,846          668,222
Sovereign Bancorp, Inc. (a)                              45,836        1,112,440
Washington Mutual, Inc. (a)                             114,429        4,803,729
                                                                  --------------
                                                                      23,347,005
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
y
TOBACCO (1.2%)
Altria Group, Inc.                                      270,103   $   18,615,499
Reynolds American, Inc. (a)                              21,894        1,406,908
UST, Inc.                                                20,586        1,166,814
                                                                  --------------
                                                                      21,189,221
                                                                  --------------
TRADING COMPANIES & DISTRIBUTORS (0.0%) ++
W.W. Grainger, Inc.                                       9,235          762,996
                                                                  --------------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
ALLTEL Corp.                                             46,325        2,904,114
Sprint Nextel Corp.                                     373,526        7,481,726
                                                                  --------------
                                                                      10,385,840
                                                                  --------------
Total Common Stocks
  (Cost $1,155,744,439)                                            1,703,959,036(h)
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
y
SHORT-TERM INVESTMENTS (7.2%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (3.0%)
American Honda Finance Corp.
  5.21%, due 6/22/07                                $ 2,500,000        2,481,186
Commonwealth Bank of Australia (Delaware) Finance,
  Inc.
  5.273%, due 5/23/07 (c)                             3,770,648        3,770,648
Compass Securitization
  5.292%, due 5/23/07 (c)                             1,256,883        1,256,883
  5.294%, due 5/31/07 (c)                             1,256,883        1,256,883
Den Danske Bank
  5.276%, due 5/15/07 (c)                             3,770,648        3,770,648
General Electric Capital Corp.
  5.20%, due 5/30/07                                  4,800,000        4,779,893
Jupiter Securitization Corp.
  5.281%, due 5/22/07 (c)                             1,131,194        1,131,194
  5.289%, due 5/4/07 (c)                              2,513,765        2,513,765
Kitty Hawk Funding Corp.
  5.292%, due 5/15/07 (c)                             1,256,883        1,256,883
McGraw-Hill Cos. (The), Inc.
  5.21%, due 5/3/07                                   6,200,000        6,198,206
  5.22%, due 5/3/07                                  13,900,000       13,895,969
Merrill Lynch & Co., Inc.
  5.20%, due 5/21/07                                  2,400,000        2,393,066
Old Line Funding LLC
  5.293%, due 5/16/07 (c)                             1,256,884        1,256,884
Park Avenue Receivables Corp.
  5.268%, due 5/1/07 (c)                              1,256,883        1,256,883
Ranger Funding
  5.293%, due 5/22/07 (c)                             2,513,765        2,513,765

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
COMMERCIAL PAPER (CONTINUED)
Sharp Electronics Corp.
  5.24%, due 5/11/07                                $   777,000   $      775,869
Yorktown Capital LLC
  5.282%, due 5/31/07 (c)                             1,256,883        1,256,883
                                                                  --------------
Total Commercial Paper
  (Cost $51,765,508)                                                  51,765,508
                                                                  --------------

                                                         SHARES
y
INVESTMENT COMPANY (0.6%)
BGI Institutional Money Market Fund (c)              11,037,960       11,037,960
                                                                  --------------
Total Investment Company
  (Cost $11,037,960)                                                  11,037,960
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
y
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
  5.42%, dated 4/30/07
  due 5/1/07 Proceeds at Maturity $2,514,144
  (Collateralized by various Corporate Bonds and a
  U.S. Treasury Note,
  with rates between 0.00%-8.38% and maturity
  dates between 8/1/07-2/15/99,
  with a Principal Amount of $3,986,593 and a
  Market Value of $2,626,947) (c)                   $ 2,513,765        2,513,765
                                                                  --------------
Total Repurchase Agreement
  (Cost $2,513,765)                                                    2,513,765
                                                                  --------------
TIME DEPOSITS (2.7%)
Abbey National PLC
  5.30%, due 5/7/07 (c)                               2,513,765        2,513,765
Bank of America Corp.
  5.27%, due 5/18/07 (c)(d)                           2,513,765        2,513,765
Bank of Nova Scotia
  5.28%, due 5/17/07 (c)                              2,513,765        2,513,765
Calyon
  5.31%, due 5/1/07 (c)                              12,568,827       12,568,827
Deutsche Bank AG
  5.28%, due 5/15/07 (c)                              3,770,648        3,770,648
KBC Bank N.V.
  5.28%, due 6/5/07 (c)                               2,765,142        2,765,142
Rabobank Nederland
  5.265%, due 5/3/07 (c)                              2,513,766        2,513,766

 16 MainStay S&P 500 Index Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Royal Bank of Scotland
  5.285%, due 5/8/07 (c)                            $ 2,513,766   $    2,513,766
Skandinaviska Enskilda Banken AB
  5.29%, due 5/31/07 (c)                              2,513,766        2,513,766
Societe Generale North America, Inc.
  5.29%, due 6/15/07 (c)                              2,513,765        2,513,765
Toronto Dominion Bank
  5.28%, due 5/11/07 (c)                             10,055,062       10,055,062
UBS AG
  5.27%, due 5/4/07 (c)                               1,256,883        1,256,883
                                                                  --------------
Total Time Deposits
  (Cost $48,012,920)                                                  48,012,920
                                                                  --------------
U.S. GOVERNMENT (0.8%)
United States Treasury Bills
  4.69%, due 7/19/07 (e)                              2,000,000        1,979,152
  4.807%, due 7/5/07                                 11,300,000       11,202,888
                                                                  --------------
Total U.S. Government
  (Cost $13,179,128)                                                  13,182,040
                                                                  --------------
Total Short-Term Investments
  (Cost $126,509,281)                                                126,512,193
                                                                  --------------
Total Investments
  (Cost $1,282,253,720) (f)                               104.9%   1,830,471,229(g)
Liabilities in Excess of Cash and Other Assets             (4.9)     (85,841,726)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,744,629,503
                                                    ===========   ==============

                                                    CONTRACTS            UNREALIZED
                                                         LONG      APPRECIATION (I)
FUTURES CONTRACTS (0.1%)
-----------------------------------------------------------------------------------
Standard & Poor's 500 Index
  Mini June 2007                                          530   $         1,629,630
                                                                -------------------
Total Futures Contracts
  (Settlement Value $39,442,600) (h)                            $         1,629,630
                                                                ===================

++   Less than one-tenth of a percent.
+++  All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  Represents a security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at April 30, 2007.
(e)  Segregated as collateral for futures contracts.
(f)  The cost for federal income tax purposes is $1,302,378,668.
(g)  At April 30, 2007 net unrealized appreciation was $528,092,561, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $576,135,679 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $48,043,118.
(h)  The combined market value of common stocks and settlement value of Standard
     & Poor's 500 Index futures contracts represents 99.9% of net assets.
(i)  Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2007.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   17

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified
  cost $1,282,253,720) including $79,647,597
  market value of securities loaned           $1,830,471,229
Cash                                                  44,345
Receivables:
  Fund shares sold                                 1,648,634
  Dividends and interest                           1,401,248
Other assets                                          65,106
                                              --------------
    Total assets                               1,833,630,562
                                              --------------

LIABILITIES:
Securities lending collateral                     82,805,964
Payables:
  Fund shares redeemed                             4,462,387
  Transfer agent (See Note 3)                        877,172
  Variation margin on futures contracts              396,890
  Shareholder communication                          150,863
  Professional fees                                  114,278
  Manager (See Note 3)                                77,658
  NYLIFE Distributors (See Note 3)                    68,867
  Directors                                           19,831
  Custodian                                            8,094
Accrued expenses                                      19,055
                                              --------------
    Total liabilities                             89,001,059
                                              --------------
Net assets                                    $1,744,629,503
                                              ==============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized:
  Class A                                     $        9,694
  Class I                                             41,238
Additional paid-in capital                     1,287,199,038
Accumulated undistributed net investment
  income                                           9,088,550
Accumulated net realized loss on investments
  and futures transactions                      (101,556,156)
Net unrealized appreciation on investments
  and futures contracts                          549,847,139
                                              --------------
Net assets                                    $1,744,629,503
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  329,886,065
                                              ==============
Shares of capital stock outstanding                9,694,204
                                              ==============
Net asset value per share outstanding         $        34.03
Maximum sales charge (3.00% of offering
  price)                                                1.05
                                              --------------
Maximum offering price per share outstanding  $        35.08
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $1,414,743,438
                                              ==============
Shares of capital stock outstanding               41,237,720
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        34.31
                                              ==============

 18 MainStay S&P 500 Index Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                     $ 16,584,717
  Interest                                         1,072,126
  Income from securities loaned--net                  59,622
                                                -------------
    Total income                                  17,716,465
                                                -------------
EXPENSES:
  Manager (See Note 3)                             2,000,324
  Transfer agent--Class A (See Note 3)               382,251
  Transfer agent--Class I (See Note 3)               593,468
  Service--Class A (See Note 3)                      406,541
  Professional fees                                  143,040
  Shareholder communication                          100,291
  Directors                                           35,422
  Custodian                                           27,636
  Registration                                        18,190
  Miscellaneous                                       51,581
                                                -------------
    Total expenses before waiver/reimbursement     3,758,744
  Expense waiver/reimbursement from Manager
    (See Note 3)                                    (768,619)
                                                -------------
    Net expenses                                   2,990,125
                                                -------------
Net investment income                             14,726,340
                                                -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Security transactions                            1,658,725
  Futures transactions                             1,319,182
                                                -------------
Net realized gain on investments and futures
  transactions                                     2,977,907
                                                -------------
Net change in unrealized appreciation on:
  Security transactions                          116,799,513
  Futures contracts                                  678,576
                                                -------------
Net change in unrealized appreciation on
  investments and futures contracts              117,478,089
                                                -------------
Net realized and unrealized gain on
  investments and futures transactions           120,455,996
                                                -------------
Net increase in net assets resulting from
  operations                                    $135,182,336
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   19

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2006

                                             2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income             $   14,726,340   $   25,859,448
 Net realized gain (loss) on
  investments and futures
  transactions                          2,977,907      (53,744,148)
 Net change in unrealized
  appreciation (depreciation) on
  investments and futures
  contracts                           117,478,089      261,197,579
                                   -------------------------------
 Net increase in net assets
  resulting from operations           135,182,336      233,312,879
                                   -------------------------------

Dividends to shareholders:
 From net investment income:
   Class A                             (4,240,620)      (3,523,617)
   Class I                            (21,915,393)     (19,998,995)
                                   -------------------------------
 Total dividends to shareholders      (26,156,013)     (23,522,612)
                                   -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares:
   Class A                             42,627,179       88,694,150
   Class I                            194,083,883      331,096,431
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                              4,180,206        3,385,029
   Class I                             21,911,369       19,990,716
                                   -------------------------------
                                      262,802,637      443,166,326
 Cost of shares redeemed:
   Class A                            (58,049,173)    (123,565,658)
   Class I                           (188,917,445)    (464,492,239)
                                   -------------------------------
                                     (246,966,618)    (588,057,897)
   Increase (decrease) in net
    assets derived from capital
    share transactions                 15,836,019     (144,891,571)
                                   -------------------------------
   Net increase in net assets         124,862,342       64,898,696

NET ASSETS:
Beginning of period                 1,619,767,161    1,554,868,465
                                   -------------------------------
End of period                      $1,744,629,503   $1,619,767,161
                                   ===============================
Accumulated undistributed net
 investment income at end of
 period                            $    9,088,550   $   20,518,223
                                   ===============================

 20 MainStay S&P 500 Index Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                        CLASS A
                                -------------------------------------------------------
                                                                            JANUARY 2,
                                SIX MONTHS                                     2004*
                                  ENDED                                       THROUGH
                                APRIL 30,       YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                  2007**          2006          2005           2004
Net asset value at beginning
  of period                      $  31.85       $  27.86      $  26.11       $  25.46
                                ----------      --------      --------      -----------
Net investment income                0.25           0.40          0.40(d)        0.20
Net realized and unrealized
  gain (loss) on investments         2.35           3.91          1.68           0.45
                                ----------      --------      --------      -----------
Total from investment
  operations                         2.60           4.31          2.08           0.65
                                ----------      --------      --------      -----------
Less dividends:
  From net investment income        (0.42)         (0.32)        (0.33)            --
  From net realized gain on
    investments                        --             --            --             --
                                ----------      --------      --------      -----------
Total dividends and
  distributions                     (0.42)         (0.32)        (0.33)            --
                                ----------      --------      --------      -----------
Net asset value at end of
  period                         $  34.03       $  31.85      $  27.86       $  26.11
                                ==========      ========      ========      ===========
Total investment return (b)          8.23%(c)      15.61%         7.97%          2.55%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income              1.53%+         1.31%         1.43%(d)       1.09%+
  Net expenses                       0.60%+         0.68%         0.73%          0.59%+
  Expenses (before
    waiver/reimbursement)            0.77%+         0.74%         0.87%          0.87%+
Portfolio turnover rate                 2%             5%            6%             2%
Net assets at end of period
  (in 000's)                     $329,886       $319,851      $309,387       $280,346

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total Return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Net investment income and the ratio of net investment income includes $0.07 and 0.26%, respectively, as a result of a special one time dividend from Microsoft Corp.

 22 MainStay S&P 500 Index Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           CLASS I
     ------------------------------------------------------------------------------------
     SIX MONTHS
       ENDED
     APRIL 30,                              YEAR ENDED OCTOBER 31,
       2007**           2006            2005           2004          2003          2002
     $   32.16       $    28.15      $    26.35      $  24.43      $  20.57      $  25.84
     ----------      ----------      ----------      --------      --------      --------
          0.29             0.53            0.48(d)       0.33          0.32(a)       0.31
          2.39             3.93            1.73          1.88          3.85         (3.86)
     ----------      ----------      ----------      --------      --------      --------
          2.68             4.46            2.21          2.21          4.17         (3.55)
     ----------      ----------      ----------      --------      --------      --------
         (0.53)           (0.45)          (0.41)        (0.29)        (0.31)        (0.32)
            --               --              --            --            --         (1.40)
     ----------      ----------      ----------      --------      --------      --------
         (0.53)           (0.45)          (0.41)        (0.29)        (0.31)        (1.72)
     ----------      ----------      ----------      --------      --------      --------
     $   34.31       $    32.16      $    28.15      $  26.35      $  24.43      $  20.57
     ==========      ==========      ==========      ========      ========      ========
          8.38%(c)        16.06%           8.42%         9.10%        20.59%       (15.23%)
          1.82%+           1.69%           1.86%(d)      1.38%         1.46%         1.31%
          0.30%+           0.30%           0.30%         0.30%         0.30%         0.30%
          0.37%+           0.31%           0.44%         0.58%         0.61%         0.59%
             2%               5%              6%            2%            3%            4%
     $1,414,743      $1,299,916      $1,245,481      $982,503      $777,843      $527,277

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.    www.mainstayfunds.com  23

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay S&P 500 Index Fund (the "Fund"), a diversified fund.

The Fund currently offers two classes of shares. Class I shares commenced on January 2, 1991 and Class A shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are not subject to sales charge. The two classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2007, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses to the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the

 24  MainStay S&P 500 Index Fund
distribution plans further discussed in Note 3(B) on page 26) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets & liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(H) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 27.)

(J) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.25% on assets up to $1 billion; 0.225% on next $2 billion and 0.20% on assets in excess of $3 billion.

                                                      www.mainstayfunds.com   25

The Manager has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 0.60%; and Class I, 0.30%. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.30% of the Fund's average daily net assets for its Class I shares. The Manager also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. In addition, the Manager also had an agreement in place under which it had agreed to reimburse the transfer agency fees of the Class A shares of the Fund so that total ordinary operating expenses did not exceed 0.60% of the average daily net assets for Class A shares. For the six months ended April 30, 2007, the Manager earned fees from the Fund in the amount of $2,000,324 and waived its fees in the amount of $635,803. For the period November 1, 2006 through February 28, 2007, the Manager reimbursed the transfer agency fees of Class A shares of the Fund in the amount of $132,816.

As of April 30, 2007, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

         OCTOBER 31,
 2008*      2009       2010       TOTAL
$13,575   $348,562   $768,619   $1,130,756

-----------------------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $16,251 for the six months ended April 30, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A shares of $3,930 for the six months ended April 30, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2007, amounted to $975,719.

(E) INDEPENDENT DIRECTORS FEES. For the six months ended April 30, 2007, Independent Directors were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board Meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Directors receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and other registered investment companies managed by NYLIM that are served by the Directors.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007.

 26  MainStay S&P 500 Index Fund

Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) CAPITAL. At April 30, 2007, New York Life and its affiliates held beneficially, shares of the Fund with the following values and percentages of net assets as follows:

Class I                             $238,255,679         16.8%
----------------------------------------------------------------

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2007, these fees, which are included in Professional fees shown on the Statement of Operations, were $41,071.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2006, for federal income tax purposes, capital loss carryforwards of $83,458,061 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS           CAPITAL LOSS
        AVAILABLE THROUGH        AMOUNT (000'S)
               2010                 $26,183
               2013                   5,221
               2014                  52,054
       -------------------------------------------
                                    $83,458
       -------------------------------------------

NOTE 5--FUND SECURITIES LOANED:

As of April 30, 2007, the Fund had securities on loan with an aggregate market value of $79,647,597. The Fund received $82,805,964 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost, which approximates market value.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2007, purchases and sales of securities, other than short-term securities, were $37,564 and $39,454, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                           SIX MONTHS ENDED
                                            APRIL 30, 2007*
                                          CLASS A    CLASS I
Shares sold                                 1,306      5,896
-------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                   128        668
-------------------------------------------------------------
                                            1,434      6,564
Shares redeemed                            (1,782)    (5,741)
-------------------------------------------------------------
Net increase (decrease)                      (348)       823
-------------------------------------------------------------

                                             YEAR ENDED
                                          OCTOBER 31, 2006
                                          CLASS A   CLASS I
Shares sold                                3,011     11,085
-----------------------------------------------------------
Shares issued in reinvestment of
  dividends                                  117        689
-----------------------------------------------------------
                                           3,128     11,774
Shares redeemed                           (4,191)   (15,608)
-----------------------------------------------------------
Net decrease                              (1,063)    (3,834)
-----------------------------------------------------------

* Unaudited.

NOTE 10--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds Inc.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48

                                                      www.mainstayfunds.com   27

"Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that the tax positions will be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until June 30, 2007. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 28  MainStay S&P 500 Index Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory Agreement. At its March 29-30, 2007 meeting, the Board of Directors (the "Board") of the S&P 500 Index Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the renewal of the Fund's Management Agreement (the "Agreement") for one additional year.

In reaching its decision to renew the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2006 and March 2007. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared, by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. These reports were developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to renew the Agreement for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM. as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all of the information provided to the Board throughout the year and specifically in connection with the contract renewal process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A discussion of the factors that figured prominently in the Board's decision to renew the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the renewal of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM's Equity

                                                      www.mainstayfunds.com   29

Investors Group. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio manager, the number of accounts managed by the portfolio manager and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE S&P 500 INDEX FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio manager and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its

 30  MainStay S&P 500 Index Fund
affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fees when compared to similar fees charged by NYLIM to other investment advisory clients, and fee charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the renewal of the Agreement for one additional year.

                                                      www.mainstayfunds.com   31

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE
The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

                                       VOTES
S&P 500 INDEX FUND     VOTES FOR      WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley      35,006,165.191  11,645.249   1,212.000    35,019,022.440
-----------------------------------------------------------------------------
Alan R. Latshaw      35,006,165.191  11,645.249   1,212.000    35,019,022.440
-----------------------------------------------------------------------------
Peter Meenan         35,005,762.040  12,048.400   1,212.000    35,019,022.440
-----------------------------------------------------------------------------
Richard H. Nolan,
 Jr.                 35,006,165.191  11,645.249   1,212.000    35,019,022.440
-----------------------------------------------------------------------------
Richard S.
 Trutanic            35,006,165.191  11,645.249   1,212.000    35,019,022.440
-----------------------------------------------------------------------------
Roman L. Weil        35,005,762.040  12,048.400   1,212.000    35,019,022.440
-----------------------------------------------------------------------------
John A. Weisser      35,006,165.191  11,645.249   1,212.000    35,019,022.440
-----------------------------------------------------------------------------
Brian A. Murdock     35,006,165.191  11,645.249   1,212.000    35,019,022.440
-----------------------------------------------------------------------------

This resulted in approval of the proposal.

 32  MainStay S&P 500 Index Fund

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of Eclipse Funds Inc. (the "Fund") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The Directors listed below were elected to serve the Fund effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                     NUMBER OF FUNDS
                          POSITION(S) HELD                                    IN FUND COMPLEX
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite;        Member of the Board of Managers        65         Trustee, Eclipse Funds since
        3/14/56           Director since     and President (since 2004) and                    June 2007 (3 funds); Director,
                          June 2007 and      Chief Executive Officer (since                    MainStay VP Series Fund, Inc.,
                          Chief Executive    2006), New York Life Investment                   since 2006 (25 portfolios);
                          Officer since      Management LLC and New York                       Director, ICAP Funds, Inc.,
                          2006               Life Investment Management                        since 2006 (3 funds); Trustee,
                                             Holdings LLC; Senior Vice                         The MainStay Funds since 2006
                                             President, New York Life                          (19 funds).
                                             Insurance Company (since 2004);
                                             Chairman of the Board and
                                             President, NYLIFE Distributors
                                             LLC and NYLCAP Manager LLC
                                             (since 2004) and Institutional
                                             Capital LLC (since 2006); Chief
                                             Executive Officer, Eclipse
                                             Funds (since 2006); Chairman
                                             (2006 to 2007) and Trustee and
                                             Chief Executive Officer (since
                                             2006), The MainStay Funds;
                                             Chairman (2006 to 2007) and
                                             Director and Chief Executive
                                             Officer (since 2006), MainStay
                                             VP Series Fund, Inc.; Director
                                             and Chief Executive Officer,
                                             ICAP Funds, Inc. (since 2006);
                                             Chief Investment Officer, MLIM
                                             Europe and Asia (2001 to 2003);
                                             President of Merrill Japan and
                                             Chairman of MLIM's Pacific
                                             Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* Director considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     33

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND                PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          65         Chairman since 2005 and Trustee
        8/12/51           Chairman since     Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          2005 and Director                                                    funds); Chairman and Director,
                          since 1990                                                           ICAP Funds, Inc., since 2006 (3
                                                                                               funds); Chairman and Trustee,
                                                                                               The MainStay Funds, since June
                                                                                               2007 (19 funds); Chairman and
                                                                                               Director, MainStay VP Series
                                                                                               Fund, Inc., since June 2007 (25
                                                                                               portfolios); Trustee, Legg
                                                                                               Mason Partners Funds, Inc.,
                                                                                               since 1991 (30 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        65         Trustee, Eclipse Funds since
        3/27/51           Director and       LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Audit Committee    Arthur Andersen LLP (1976 to                      ICAP Funds, Inc., since June
                          Financial Expert   2002); Consultant to the                          2007 (3 funds); Trustee, The
                          since June 2007    MainStay Funds Audit and                          MainStay Funds since 2006 (19
                                             Compliance Committee (2004                        funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (25 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9
                                                                                               portfolios); Trustee, Utopia
                                                                                               Funds since 2005 (4
                                                                                               portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Retired                                65         Trustee, Eclipse Funds since
        12/5/41           Director since                                                       2002 (3 funds); Director, ICAP
                          2002                                                                 Funds, Inc., since June 2007 (3
                                                                                               funds); Trustee, The MainStay
                                                                                               Funds since June 2007 (19
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         65         Trustee, Eclipse Funds since
        NOLAN, JR.        Director since     Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        ICAP Funds, Inc., since June
                                             Management (1994 to 2004)                         2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               2006 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        65         Trustee, Eclipse Funds since
        TRUTANIC          Director since     Executive Office (1990 to                         June 2007 (3 funds); Director,
        2/13/52           June 2007          1999), Somerset Group                             ICAP Funds, Inc., since June
                                             (financial advisory firm);                        2007 (3 funds); Trustee, The
                                             Managing Director and Advisor,                    MainStay Funds since 1994 (19
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002                            Series Fund, Inc., since June
                                             to 2004); Senior Managing                         2007 (25 portfolios).
                                             Director and Partner, Groupe
                                             Arnault S.A. (private
                                             investment firm) (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

 34   MainStay S&P 500 Index Fund

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND                PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             65         Trustee, Eclipse Funds since
        5/22/40           Director and       Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Audit Committee    Business, University of                           ICAP Funds, Inc., since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (3 funds); Trustee, The
                          since June 2007    Weil Associates, Inc.                             MainStay Funds since June 2007
                                             (consulting firm)                                 (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1994 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          65         Trustee, Eclipse Funds since
        10/22/41          Director since     Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             ICAP Funds, Inc., since June
                                                                                               2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1997 (25 portfolios); Trustee,
                                                                                               Direxion Funds (57 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007.
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Fund effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Fund effective June 7, 2007:

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Indefinite; Chief  Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Legal Officer      York Life Investment Management LLC (including predecessor
        10/19/46          since 2004         advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2005), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2002); Secretary,
                                             NYLIM Service Company LLC, NYLCAP Manager LLC, Madison
                                             Capital Funding LLC and Institutional Capital LLC (since
                                             2006); Chief Legal Officer, Eclipse Funds, The MainStay
                                             Funds and MainStay VP Series Fund, Inc. (since 2004),
                                             McMorgan Funds (since 2005) and ICAP Funds, Inc. (since
                                             2006); Managing Director and Senior Counsel, Lehman Brothers
                                             Inc. (1998 to 1999); General Counsel and Managing Director,
                                             JP Morgan Investment Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK BENINTENDE   Indefinite;        Managing Director, New York Life Investment Management LLC
        5/12/64           Treasurer and      (since June 2007); Treasurer and Principal Financial and
                          Principal          Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Financial and      MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          Accounting         2007); Vice President, Prudential Investments (2000 to
                          Officer since      2007); Assistant Treasurer, JennisonDryden Family of Funds,
                          June 2007          Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        Indefinite;        Senior Managing Director and Chief Marketing Officer, New
        FISHER            President since    York Life Investment Management LLC (since 2005); Managing
        2/22/59           March 2007         Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds, The
                                             MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Indefinite; Vice   Director, New York Life Investment Management LLC (including
        HARRINGTON        President--        predecessor advisory organizations) (since 2000); Executive
        2/8/59            Administration     Vice President, New York Life Trust Company and New York
                          since 2005         Life Trust Company, FSB (since 2006); Vice
                                             President--Administration, Eclipse Funds, MainStay VP Series
                                             Fund, Inc., and The MainStay Funds (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     35

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS
        ALISON H.         Indefinite;        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Senior Vice        2006) and Managing Director and Chief Compliance Officer
        12/16/65          President and      (2003 to 2006), New York Life Investment Management LLC and
                          Chief Compliance   New York Life Investment Management Holdings LLC; Senior
                          Officer since      Managing Director, Compliance (since 2006) and Managing
                          2006               Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                             Vice President and Chief Compliance Officer, Eclipse Funds,
                                             The MainStay Funds and MainStay VP Series Fund, Inc. (since
                                             2006), and ICAP Funds, Inc. (since 2006); Vice
                                             President--Compliance, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (2004 to 2006); Deputy Chief
                                             Compliance Officer, New York Life Investment Management LLC
                                             (2002 to 2003); Vice President and Compliance Officer,
                                             Goldman Sachs Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Indefinite;        Managing Director and Associate General Counsel, New York
        MORRISON          Secretary since    Life Investment Management LLC (since 2004); Managing
        3/26/56           2004               Director and Secretary, NYLIFE Distributors LLC (since
                                             2004); Secretary, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Fund effective June 7, 2007.

Christopher O. Blunt resigned as President of the Fund effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Fund effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Fund effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Fund effective March 19, 2007.

 36   MainStay S&P 500 Index Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund(1)
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(2)
MainStay Growth Equity Fund(3)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Class B shares closed to new investors, except for certain retirement savings and other automatic purchase plans, effective May 21, 2007.
2. Closed to new investors and new purchases as of January 1, 2002.
3. Offered only to residents of Connecticut, Maryland, New Jersey and New York.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com
(C) 2007 by NYLIFE Distributors LLC. All rights reserved.     Eclipse Funds Inc.
                                                      SEC File Number: 811-06175

NYLIM-AO10755         (RECYCLE LOGO)                     MS155-07   MSSP10-04/07
                                                                           A6

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SMALL CAP OPPORTUNITY FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2007

MESSAGE FROM
THE PRESIDENT

At MainStay, we take special pride in providing investors with single-point access to the expertise of six diverse institutional boutique investment firms. Each mutual fund we offer is advised or subadvised by one or more institutional money managers, each of which has the autonomy to focus on its own unique investment style. By preserving the integrity of these boutiques, in both process and culture, we believe that we are helping to achieve greater consistency of returns for our shareholders.

New York Life Investment Management uses these boutiques to power its MainStay Funds, which seek to achieve investment excellence for our shareholders and maintain a disciplined, long-term perspective.

Equity investors were generally rewarded for holding their ground during the turbulent six months ended April 30, 2007. In late February and early March 2007, a correction in the Chinese stock market took a toll on stocks around the world. Fortunately, positive earnings reports led to a substantial rebound, and U.S. stocks in general recorded gains across every sector for the six-month reporting period. While past performance is no guarantee of future results, international stocks as a whole were even stronger, providing solid double-digit returns.

According to Russell data for U.S. equity markets, mid-cap companies generally outperformed small-and large-capitalization companies, and value stocks outperformed growth stocks among mid- and large-cap issuers.

During the six months ended April 30, 2007, the Federal Open Market Committee
(FOMC) maintained the federal funds target rate at a steady 5.25%, hoping that earlier rate hikes would be sufficient to keep inflation in check. The yield curve remained inverted throughout the reporting period, with Treasury bills yielding more than 10-year Treasury bonds. Although an inverted yield curve is sometimes associated with a heightened risk of recession, the FOMC continued to focus on the potential for moderate economic expansion.

Shorter-term interest rates declined slightly during the reporting period and longer-term interest rates rose. While rising interest rates hurt bond prices, most broad domestic bond-market indices provided modest but positive total returns.

Early in 2007, several subprime mortgage lenders faced higher-than-anticipated delinquencies and defaults, raising concerns about underwriting practices. Several lenders filed for bankruptcy protection, and others saw their stock prices decline. Fortunately, we believe that there is little evidence that the difficulties will undermine fixed-income markets in general.

As always, we appreciate your decision to make MainStay Funds part of your overall investment strategy. We look forward to serving your financial interests and growing together for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SMALL CAP OPPORTUNITY FUND

                    MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2007

TABLE OF CONTENTS


Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------


Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------


Portfolio of Investments                                                      10
--------------------------------------------------------------------------------


Financial Statements                                                          16
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 22
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     27
--------------------------------------------------------------------------------


Proxy Voting Policies and Procedures and Proxy Voting Record                  30
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        30
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               30
--------------------------------------------------------------------------------

Trustees and Officers                                                         31

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -0.08%   -1.61%  14.06%  12.61%
Excluding sales charges   5.74     4.11   15.36   13.24

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                          CLASS A                    RUSSELL 2000 VALUE INDEX
                                                                          -------                    ------------------------
4/30/97                                                                     9450                              10000
                                                                           14460                              14177
                                                                           12880                              12003
                                                                           12976                              12531
                                                                           13298                              15569
                                                                           16048                              19062
                                                                           14233                              15470
                                                                           20760                              22037
                                                                           24480                              24197
                                                                           31485                              31663
4/30/07                                                                    32780                              35217

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        0.40%   -1.64%  14.26%  12.29%
Excluding sales charges   5.40     3.36   14.50   12.29

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                          CLASS B                    RUSSELL 2000 VALUE INDEX
                                                                          -------                    ------------------------
4/30/97                                                                    10000                              10000
                                                                           15097                              14177
                                                                           13297                              12003
                                                                           13304                              12531
                                                                           13526                              15569
                                                                           16201                              19062
                                                                           14281                              15470
                                                                           20669                              22037
                                                                           24169                              24197
                                                                           30840                              31663
4/30/07                                                                    31877                              35217

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        4.35%    2.31%  14.53%  12.31%
Excluding sales charges   5.35     3.31   14.53   12.31

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                          CLASS C                    RUSSELL 2000 VALUE INDEX
                                                                          -------                    ------------------------
4/30/97                                                                    10000                              10000
                                                                           15094                              14177
                                                                           13304                              12003
                                                                           13311                              12531
                                                                           13533                              15569
                                                                           16200                              19062
                                                                           14290                              15470
                                                                           20686                              22037
                                                                           24203                              24197
                                                                           30899                              31663
4/30/07                                                                    31921                              35217

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/12/87) through 12/31/03, performance for Class A and B shares (each first

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          5.96%    4.66%  15.79%  13.60%

(PERFORMANCE GRAPH)

                                                                          CLASS I                    RUSSELL 2000 VALUE INDEX
                                                                          -------                    ------------------------
4/30/97                                                                    10000                              10000
                                                                           15347                              14177
                                                                           13704                              12003
                                                                           13849                              12531
                                                                           14229                              15569
                                                                           17202                              19062
                                                                           15300                              15470
                                                                           22347                              22037
                                                                           26497                              24197
                                                                           34207                              31663
4/30/07                                                                    35802                              35217

                                                          SIX      ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    YEARS
----------------------------------------------------------------------------------------

Russell 2000(R) Value Index(1)                            6.36%   11.22%  13.06%   13.42%
Average Lipper small-cap value fund(2)                    8.91     9.36   12.20    12.74

offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and B shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1.00% sales charge and a 1.00% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class L shares. Effective 1/02/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares or both.
1. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all income and capital gains. The Russell 2000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Small Cap Opportunity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2006, to April 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2006, to April 30, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/06           4/30/07           PERIOD(1)           4/30/07            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,057.75           $ 8.21            $1,016.95            $ 8.05
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,054.60           $12.02            $1,013.20            $11.78
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,054.00           $12.02            $1,013.20            $11.78
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,059.85           $ 6.08            $1,019.05            $ 5.96
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.61% for Class A, 2.36% for Class B and Class C and 1.19% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

                                                SHORT-TERM INVESTMENTS
                                              (COLLATERAL FROM SECURITIES                               LIABILITIES IN EXCESS OF
COMMON STOCKS                                      LENDING IS 15.5%)            FUTURES CONTRACTS         CASH AND OTHER ASSETS
-------------                                 ---------------------------       -----------------       ------------------------
99.1                                                     17.50                       -0.00*                       (16.60)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Big Lots, Inc.
 2.  LaSalle Hotel Properties
 3.  Payless ShoeSource, Inc.
 4.  Westar Energy, Inc.
 5.  Papa John's International, Inc.
 6.  Brocade Communications Systems, Inc.
 7.  FelCor Lodging Trust, Inc.
 8.  Ohio Casualty Corp.
 9.  Arris Group, Inc.
10.  Seaboard Corp.

 8   MainStay Small Cap Opportunity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Daniel O. Glickman and Victor G. Samoilovich of New York Life Investment Management LLC

HOW DID MAINSTAY SMALL CAP OPPORTUNITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Small Cap Opportunity Fund returned 5.74% for Class A shares, 5.40% for Class B shares and 5.35% for Class C shares for the six months ended April 30, 2007. Over the same period, Class I shares returned 5.96%. All share classes underperformed the 6.36% return of the Russell 2000(R) Value Index(1) and the 8.91% return of the average Lipper(2) small-cap value fund for the six months ended April 30, 2007. The Russell 2000(R) Value Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHICH SECTORS HAD THE GREATEST POSITIVE IMPACT ON THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED THE MOST?

The Fund's strongest absolute performance came from consumer staples, which benefited from attractive returns in food products; from materials, where metals & mining companies were strong; and from telecommunication services. The Fund's weakest-performing sectors included financials, utilities, and consumer discretionary. Weakness in the financial services sector came primarily from thrifts and commercial banks.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE FUND'S BEST PERFORMERS AND WHICH ONES WERE THE WEAKEST?

Among the strongest individual contributors to the Fund's performance were diversified agribusiness and transportation company Seaboard, footwear retailer Payless ShoeSource, and closeout retailer Big Lots. Detractors from performance included bank holding company Corus Bankshares, auto dealership operator Group 1 Automotive, and rental and leasing services company Amerco.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund seeks stocks with attractive relative valuations and strong price trends. Among the stocks that fit the Fund's purchase criteria during the reporting period were Chaparral Steel and Advanced Energy Industries. Two of the stocks that were sold because of unattractive valuations and deteriorating price trends were Vail Resorts and executive search firm Heidrick & Struggles International.

WERE THERE ANY NOTABLE CHANGES IN THE FUND'S WEIGHTINGS DURING THE REPORTING PERIOD?

Weighting changes in the Fund result from its proprietary quantitative security-selection process. During the reporting period, the Fund's weighting relative to the Russell 2000(R) Value Index substantially increased in information technology and moderately increased in financials and health care. On the other hand, the Fund's weighting in industrials substantially decreased and its weighting in materials was moderately reduced.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2007, the Fund was moderately overweight in relation to the Russell 2000(R) Value Index in the energy and consumer staples sectors. On the same date, the Fund was moderately underweight in industrials and telecommunication services.


Stocks of small-capitalization companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, great price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. See additional securities-lending disclosure in the Notes to Financial Statements (Note 2). The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for more information on the Russell 2000(R) Value
Index.
2. See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2007 UNAUDITED


                                                         SHARES                 VALUE
COMMON STOCKS (99.1%)+
-------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS (0.1%)
Dynamex, Inc. (a)                                        48,516   $         1,273,545
                                                                  -------------------

AUTO COMPONENTS (0.3%)
Aftermarket Technology Corp. (a)                        158,091             4,368,054
Modine Manufacturing Co.                                  3,043                70,385
Shiloh Industries, Inc.                                     991                10,287
                                                                  -------------------
                                                                            4,448,726
                                                                  -------------------
BUILDING PRODUCTS (0.1%)
Griffon Corp. (a)                                        51,725             1,240,883
                                                                  -------------------

CAPITAL MARKETS (1.7%)
Capital Southwest Corp. (b)                              20,612             3,190,738
Investment Technology Group, Inc. (a)                    84,849             3,210,686
Knight Capital Group, Inc. Class A (a)                  518,827             8,404,997
Piper Jaffray Cos., Inc. (a)                             93,866             5,989,589
SWS Group, Inc.                                         144,181             3,747,264
                                                                  -------------------
                                                                           24,543,274
                                                                  -------------------
CHEMICALS (2.0%)
A. Schulman, Inc.                                       167,365             3,876,173
CF Industries Holdings, Inc.                            115,079             4,567,485
H.B. Fuller Co.                                         263,585             6,739,868
Innospec, Inc.                                           68,450             3,675,080
OM Group, Inc. (a)                                      113,382             5,955,956
PolyOne Corp. (a)                                       163,204             1,070,618
Sensient Technologies Corp.                              51,337             1,344,003
Spartech Corp.                                           81,954             2,299,629
Stepan Co.                                                2,897                82,970
Tronox, Inc. Class B                                     10,104               140,142
                                                                  -------------------
                                                                           29,751,924
                                                                  -------------------
COMMERCIAL BANKS (8.0%)
1st Source Corp.                                         58,758             1,453,673
Abington Community Bancorp, Inc. (b)                      6,402               118,501
Amcore Financial, Inc.                                   31,879               912,058
Ameris Bancorp                                           67,755             1,554,300
Arrow Financial Corp.                                    13,775               305,805
BancFirst Corp.                                          34,622             1,482,168
Bancorp, Inc./Wilmington DE (a)                          17,015               410,572
BancTrust Financial Group, Inc. (b)                         874                17,506
Bank of Granite Corp.                                    45,804               738,819
BankFinancial Corp.                                      11,974               190,387
Banner Corp.                                             82,524             3,079,796
Cadence Financial Corp.                                   8,411               159,809
Camden National Corp.                                    15,632               619,184
Capital City Bank Group, Inc. (b)                        11,683               348,270
Capital Corp. of the West                                14,397               342,073
Cathey General Bancorp                                   57,922             1,899,262
Centennial Bank Holdings, Inc. (a)                      101,912               892,749


                                                         SHARES                 VALUE
COMMERCIAL BANKS (CONTINUED)
Center Financial Corp.                                   35,480   $           580,453
Centerstate Banks of Florida, Inc. (b)                    7,461               130,791
Central Pacific Financial Corp.                          64,049             2,200,724
Chemical Financial Corp.                                 25,885               691,906
Chittenden Corp.                                        103,106             2,996,260
City Holding Co.                                         82,506             3,132,753
Columbia Bancorp, OR (b)                                 25,447               524,717
Columbia Banking System, Inc.                           144,816             4,395,166
Community Bancorp/NV (a)                                 25,740               790,475
Community Banks, Inc. (b)                                68,322             1,614,449
Community Trust Bancorp, Inc.                            65,916             2,192,366
First Bancorp North Carolina                             25,113               523,104
First Bancorp Puerto Rico                               180,300             2,260,962
First Charter Corp.                                      39,862               874,572
First Community Bancorp                                  73,937             4,056,184
First Community Bancshares, Inc. (b)                     38,655             1,270,590
First Financial Bankshares, Inc.                         14,460               559,602
First Financial Corp., IN                                 9,761               278,384
First Indiana Corp.                                      28,020               544,148
First Merchants Corp.                                    21,368               460,908
First Regional Bancorp (a)                               48,353             1,208,825
F.N.B. Corp.                                            105,323             1,767,320
FNB Corp., VA                                            23,889               791,443
Great Southern Bancorp, Inc. (b)                         40,154             1,099,417
Greater Bay Bancorp                                     353,191             9,108,796
Greene County Bancshares, Inc.                           10,901               366,492
Hancock Holding Co.                                     168,177             6,579,084
Hanmi Financial Corp.                                    81,400             1,335,774
Harleysville National Corp.                              10,826               182,743
Heartland Financial USA, Inc. (b)                        10,081               258,174
Heritage Commerce Corp.                                  26,939               588,887
Horizon Financial Corp.                                  18,798               394,946
IBERIABANK Corp.                                         27,470             1,441,900
Independent Bank Corp.                                   50,501             1,499,880
Independent Bank Corp., MI                               47,900               790,350
International Bancshares Corp.                            6,323               181,786
Intervest Bancshares Corp. (a)(b)                        80,045             2,037,946
Lakeland Bancorp, Inc. (b)                               13,422               175,023
Lakeland Financial Corp.                                 38,718               838,245
Macatawa Bank Corp.                                      17,027               275,327
MainSource Financial Group, Inc.                         15,872               256,333
MBT Financial Corp. (b)                                  10,546               128,661
Mercantile Bank Corp.                                    46,835             1,262,678
MetroCorp Bancshares, Inc.                               10,316               207,248
Nara Bancorp, Inc.                                       49,330               814,438
National Penn Bancshares, Inc.                            8,471               157,052
NBT Bancorp, Inc.                                         7,089               155,604

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES                 VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
Old National Bancorp                                    101,117   $         1,807,972
Old Second Bancorp, Inc.                                 10,734               314,077
Omega Financial Corp. (b)                                 6,677               187,290
Park National Corp.                                      16,162             1,434,701
Peoples Bancorp, Inc.                                    15,761               394,813
Preferred Bank                                           53,659             1,963,919
PremierWest Bancorp (b)                                  33,843               439,959
Provident Bankshares Corp.                              134,122             4,297,269
Renasant Corp.                                           39,185               911,835
Republic Bancorp, Inc. Class A                            4,865                88,981
Royal Bancshares of Pennsylvania, Inc. Class A           14,443               296,948
S.Y. Bancorp, Inc. (b)                                      658                15,502
Sandy Spring Bancorp, Inc.                               10,251               330,697
SCBT Financial Corp.                                     10,962               403,950
Security Bank Corp./Macon, GA                            23,538               465,346
Shore Bancshares, Inc. (b)                               14,642               358,875
Simmons First National Corp. Class A                     24,189               636,896
Southside Bancshares, Inc. (b)                            5,612               124,867
Southwest Bancorp, Inc.                                  64,991             1,592,279
Sterling Bancshares, Inc.                               324,568             3,709,812
Sterling Financial Corp. (b)                             25,458               750,502
Sterling Financial Corp./PA                              29,700               494,505
Susquehanna Bancshares, Inc.                            103,000             2,294,840
Taylor Capital Group, Inc.                               71,565             2,128,343
Tompkins Trustco, Inc.                                   12,721               492,303
Trico Bancshares                                         16,400               351,452
Trustmark Corp.                                         226,359             6,023,413
UMB Financial Corp.                                      69,708             2,726,977
Union Bankshares Corp.                                   18,323               429,858
Univest Corp. of Pennsylvania (b)                         6,543               148,919
Virginia Financial Group, Inc.                           17,289               381,222
Washington Trust Bancorp, Inc.                           17,354               445,824
West Coast Bancorp                                       44,008             1,367,329
Yardville National Bancorp                                  480                16,565
                                                                  -------------------
                                                                          116,335,858
                                                                  -------------------
COMMERCIAL SERVICES & SUPPLIES (4.8%)
ABM Industries, Inc. (b)                                509,178            14,328,269
CBIZ, Inc. (a)(b)                                       144,728             1,007,307
CDI Corp.                                               121,444             3,597,171
Consolidated Graphics, Inc. (a)                          82,705             6,223,551
Ennis, Inc.                                              57,117             1,396,511
IKON Office Solutions, Inc.                             792,903            11,861,829
John H. Harland Co.                                     164,249             8,639,497
Kelly Services, Inc. Class A                            141,884             4,072,071
Spherion Corp. (a)                                      366,396             3,132,686
Standard Parking Corp. (a)                               27,222               918,198
United Stationers, Inc. (a)                             140,368             8,354,703


                                                         SHARES                 VALUE
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Viad Corp.                                              171,753   $         7,014,393
                                                                  -------------------
                                                                           70,546,186
                                                                  -------------------
COMMUNICATIONS EQUIPMENT (2.1%)
Anaren, Inc. (a)                                         83,439             1,578,666
V  Arris Group, Inc. (a)(b)                           1,352,527            20,044,450
CommScope, Inc. (a)                                      39,923             1,862,408
Sycamore Networks, Inc. (a)                           1,748,614             6,417,413
                                                                  -------------------
                                                                           29,902,937
                                                                  -------------------
COMPUTERS & PERIPHERALS (1.5%)
V  Brocade Communications Systems, Inc. (a)           2,280,874            22,284,139
                                                                  -------------------

CONSTRUCTION & ENGINEERING (0.4%)
EMCOR Group, Inc. (a)                                    99,203             6,219,036
                                                                  -------------------

CONSUMER FINANCE (1.5%)
Advanta Corp. Class B (b)                               311,991            14,295,428
Cash America International, Inc.                        185,220             7,994,095
                                                                  -------------------
                                                                           22,289,523
                                                                  -------------------
CONTAINERS & PACKAGING (0.6%)
Greif, Inc. Class A                                      36,600             2,034,960
Silgan Holdings, Inc.                                   103,257             5,924,887
                                                                  -------------------
                                                                            7,959,847
                                                                  -------------------
DIVERSIFIED CONSUMER SERVICES (0.3%)
Regis Corp.                                              95,460             3,649,436
Stewart Enterprises, Inc. Class A                       102,000               767,040
                                                                  -------------------
                                                                            4,416,476
                                                                  -------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Cincinnati Bell, Inc. (a)                               516,245             2,617,362
CT Communications, Inc.                                  40,193               981,111
Golden Telecom, Inc. (b)                                 45,633             2,674,550
SureWest Communications                                   2,355                59,629
                                                                  -------------------
                                                                            6,332,652
                                                                  -------------------
ELECTRIC UTILITIES (4.2%)
Cleco Corp.                                             562,405            15,781,084
IDACORP, Inc.                                           533,518            18,379,695
MGE Energy, Inc.                                         14,287               516,046
Sierra Pacific Resources (a)                            104,709             1,911,986
V  Westar Energy, Inc.                                  885,149            24,093,756
                                                                  -------------------
                                                                           60,682,567
                                                                  -------------------
ELECTRICAL EQUIPMENT (0.5%)
EnerSys (a)                                             117,689             1,917,154
GrafTech International, Ltd. (a)                        558,622             5,575,048
                                                                  -------------------
                                                                            7,492,202
                                                                  -------------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                         SHARES                 VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.8%)
Agilysys, Inc.                                          364,031   $         7,655,572
CTS Corp.                                               203,082             2,656,313
Excel Technology, Inc. (a)                               88,315             2,327,100
Global Imaging Systems, Inc. (a)                        136,581             3,945,825
Kemet Corp. (a)                                         285,683             2,422,592
Littelfuse, Inc. (a)                                    137,352             5,509,189
MTS Systems Corp.                                       147,285             6,261,085
Park Electrochemical Corp.                              193,516             5,331,366
Paxar Corp. (a)                                          86,248             2,588,302
Rofin-Sinar Technologies, Inc. (a)                       81,677             5,413,552
Technitrol, Inc.                                        590,344            15,838,930
TTM Technologies, Inc. (a)                              583,914             5,360,331
Zygo Corp. (a)                                          282,575             4,524,026
                                                                  -------------------
                                                                           69,834,183
                                                                  -------------------
ENERGY EQUIPMENT & SERVICES (1.6%)
Oil States International, Inc. (a)                      427,534            14,506,229
Trico Marine Services, Inc. (a)(b)                      214,559             8,305,579
                                                                  -------------------
                                                                           22,811,808
                                                                  -------------------
FOOD & STAPLES RETAILING (1.3%)
Ingles Markets, Inc. Class A                            146,520             5,268,859
Performance Food Group Co. (a)(b)                       423,442            13,232,562
Susser Holdings Corp. (a)                                 1,630                24,694
Village Super Market                                      3,634               160,114
                                                                  -------------------
                                                                           18,686,229
                                                                  -------------------
FOOD PRODUCTS (3.7%)
Farmer Brothers Co.                                       5,552               119,090
Hain Celestial Group, Inc. (a)                          126,155             3,788,435
Imperial Sugar Co. (b)                                  332,358             9,890,974
Premium Standard Farms, Inc.                            172,350             3,736,548
Ralcorp Holdings, Inc. (a)                              262,139            17,251,368
V  Seaboard Corp. (b)                                     7,572            18,876,996
                                                                  -------------------
                                                                           53,663,411
                                                                  -------------------
GAS UTILITIES (0.4%)
Southwest Gas Corp.                                     149,674             5,671,148
                                                                  -------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Viasys Healthcare, Inc. (a)(b)                          159,468             5,106,165
Zoll Medical Corp. (a)                                   96,874             2,341,445
                                                                  -------------------
                                                                            7,447,610
                                                                  -------------------
HEALTH CARE PROVIDERS & SERVICES (3.5%)
AMERIGROUP Corp. (a)(b)                                 104,821             2,948,615
Apria Healthcare Group, Inc. (a)                        373,003            11,839,115
Corvel Corp. (a)                                         83,472             2,269,604
Healthspring, Inc. (a)                                  311,291             7,321,564
Kindred Healthcare, Inc. (a)                            275,512             9,620,879
Magellan Health Services, Inc. (a)                      222,153             9,530,364


                                                         SHARES                 VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Res-Care, Inc. (a)                                       98,610   $         1,765,119
Sunrise Senior Living, Inc. (a)(b)                      161,895             6,198,960
                                                                  -------------------
                                                                           51,494,220
                                                                  -------------------
HOTELS, RESTAURANTS & LEISURE (3.6%)
Bob Evans Farms, Inc. (b)                                79,564             2,919,999
CBRL Group, Inc. (b)                                    314,335            14,013,054
Domino's Pizza, Inc.                                    171,501             5,530,907
Jack in the Box, Inc. (a)                                61,253             4,080,675
Lodgian, Inc. (a)                                         2,411                33,320
V  Papa John's International, Inc. (a)(b)               739,353            22,705,531
Six Flags, Inc. (a)(b)                                  570,225             3,398,541
                                                                  -------------------
                                                                           52,682,027
                                                                  -------------------
HOUSEHOLD DURABLES (1.6%)
American Greetings Corp. Class A (b)                    279,527             7,113,962
Avatar Holdings, Inc. (a)(b)                             27,716             2,080,640
Ethan Allen Interiors, Inc. (b)                         138,924             4,904,017
Furniture Brands International, Inc. (b)                 94,316             1,516,601
Kimball International, Inc. Class B                     141,589             2,548,602
National Presto Industries, Inc.                         74,123             4,379,928
                                                                  -------------------
                                                                           22,543,750
                                                                  -------------------
INSURANCE (4.5%)
Alfa Corp.                                                5,120                91,853
American Physicians Capital, Inc. (a)                    59,113             2,337,328
Argonaut Group, Inc. (a)                                  3,221               108,258
Baldwin & Lyons, Inc. Class B                             7,828               192,804
Commerce Group, Inc.                                    172,758             5,633,638
Crawford & Co. Class B                                   10,449                66,978
Donegal Group, Inc. Class A                               1,965                29,809
Great American Financial Resources, Inc.                  6,514               159,528
Horace Mann Educators Corp.                             163,929             3,449,066
Infinity Property & Casualty Corp.                        6,801               316,315
National Western Life Insurance Co. Class A               7,315             1,958,225
Odyssey Re Holdings Corp.                               183,407             7,684,753
V  Ohio Casualty Corp.                                  636,861            20,150,282
Safety Insurance Group, Inc.                             74,994             3,004,260
SCPIE Holdings, Inc. (a)                                  8,280               180,752
Selective Insurance Group, Inc. (b)                     475,400            12,398,432
Zenith National Insurance Corp.                         179,192             8,287,630
                                                                  -------------------
                                                                           66,049,911
                                                                  -------------------
INTERNET SOFTWARE & SERVICES (0.7%)
EarthLink, Inc. (a)                                     221,409             1,695,993
RealNetworks, Inc. (a)                                  776,089             5,859,472
Vignette Corp. (a)                                      162,432             3,008,241
                                                                  -------------------
                                                                           10,563,706
                                                                  -------------------

 12   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES                 VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------
IT SERVICES (1.0%)
MPS Group, Inc. (a)                                     884,856   $        12,113,679
Safeguard Scientifics, Inc. (a)                         490,964             1,477,802
Wright Express Corp. (a)                                 51,980             1,637,890
                                                                  -------------------
                                                                           15,229,371
                                                                  -------------------
LIFE SCIENCES TOOLS & SERVICES (0.6%)
Varian, Inc. (a)                                        142,274             8,246,201
                                                                  -------------------
MACHINERY (2.7%)
Cascade Corp.                                            59,394             3,680,646
Circor International, Inc.                               34,380             1,251,432
Flowserve Corp.                                           3,550               216,585
Kennametal, Inc.                                        170,048            11,998,587
Mueller Industries, Inc.                                193,614             6,350,539
NACCO Industries, Inc. Class A                           95,940            15,290,917
                                                                  -------------------
                                                                           38,788,706
                                                                  -------------------
MEDIA (0.9%)
Belo Corp. Class A                                      106,573             2,053,662
Fisher Communications, Inc. (a)                           3,932               190,781
PRIMEDIA, Inc. (a)                                      116,545               291,362
RCN Corp. (a)                                           313,635             8,474,418
Westwood One, Inc.                                      367,492             2,502,621
                                                                  -------------------
                                                                           13,512,844
                                                                  -------------------
METALS & MINING (3.5%)
A.M. Castle & Co.                                       282,637             9,581,394
Chaparral Steel Co. (b)                                 249,455            17,586,577
Cleveland-Cliffs, Inc. (b)                               56,360             3,905,184
Commercial Metals Co.                                    78,949             2,647,160
Metal Management, Inc.                                   54,489             2,619,286
Quanex Corp.                                             75,395             3,244,247
Reliance Steel & Aluminum Co. (b)                       159,007             9,445,016
Schnitzer Steel Industries, Inc. Class A                 47,233             2,451,865
                                                                  -------------------
                                                                           51,480,729
                                                                  -------------------
MULTILINE RETAIL (2.1%)
V  Big Lots, Inc. (a)(b)                                946,991            30,493,110
                                                                  -------------------

MULTI-UTILITIES (0.5%)
Aquila, Inc. (a)                                        313,241             1,293,685
Avista Corp.                                            220,761             5,207,752
                                                                  -------------------
                                                                            6,501,437
                                                                  -------------------
OIL, GAS & CONSUMABLE FUELS (4.6%)
Alon USA Energy, Inc.                                   349,483            13,070,664
Callon Petroleum Co. (a)                                668,726             9,228,419
Giant Industries, Inc. (a)                              198,110            14,852,307
Holly Corp.                                             210,718            13,401,665
USEC, Inc. (a)                                          823,617            16,612,355
                                                                  -------------------
                                                                           67,165,410
                                                                  -------------------


                                                         SHARES                 VALUE
PAPER & FOREST PRODUCTS (0.1%)
Mercer International, Inc. (a)(b)                       143,700   $         1,761,762
                                                                  -------------------

PERSONAL PRODUCTS (0.0%)++
NBTY, Inc. (a)                                           11,214               554,084
                                                                  -------------------

PHARMACEUTICALS (1.0%)
Alpharma, Inc. Class A (b)                               71,361             1,734,072
Perrigo Co.                                             165,135             3,137,565
Sciele Pharma, Inc. (a)(b)                              405,302            10,019,065
                                                                  -------------------
                                                                           14,890,702
                                                                  -------------------
REAL ESTATE INVESTMENT TRUSTS (10.1%)
Agree Realty Corp.                                       45,476             1,541,636
American Home Mortgage Investment Corp. (b)             231,011             5,724,453
Anthracite Capital, Inc.                                451,222             5,234,175
Arbor Realty Trust, Inc.                                178,972             5,510,548
Capital Trust, Inc. Class A                             116,600             5,523,342
Deerfield Triarc Capital Corp.                          566,113             9,165,369
DiamondRock Hospitality Co. (b)                         925,590            16,929,041
Equity One, Inc.                                        302,158             8,439,273
V  FelCor Lodging Trust, Inc.                           797,890            20,370,132
Franklin Street Properties Corp. (b)                     13,147               237,303
Gramercy Capital Corp.                                   68,834             2,229,533
Inland Real Estate Corp. (b)                             60,200             1,095,038
Innkeepers USA Trust                                    276,192             4,852,693
V  LaSalle Hotel Properties                             610,834            28,361,023
Luminent Mortgage Capital, Inc.                         400,833             3,310,881
National Health Investors, Inc.                           1,029                34,904
National Retail Properties, Inc. (b)                    103,993             2,490,632
NorthStar Realty Finance Corp.                          309,364             4,578,587
OMEGA Healthcare Investors, Inc.                        319,937             5,374,942
Potlatch Corp.                                          284,922            12,362,766
PS Business Parks, Inc.                                  20,649             1,422,716
Ramco-Gershenson Properties Trust (b)                    75,541             2,795,017
                                                                  -------------------
                                                                          147,584,004
                                                                  -------------------
ROAD & RAIL (0.4%)
Patriot Transportation Holding, Inc. (a)(b)               1,175               103,611
Werner Enterprises, Inc.                                265,960             5,029,304
                                                                  -------------------
                                                                            5,132,915
                                                                  -------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.7%)
Advanced Energy Industries, Inc. (a)                    751,784            18,418,708
Brooks Automation, Inc. (a)                             630,892            11,021,683
MKS Instruments, Inc. (a)                               465,137            12,535,442
Pericom Semiconductor Corp. (a)                         162,152             1,623,142
Varian Semiconductor Equipment Associates, Inc.
 (a)                                                     16,981             1,126,859

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13


                                                         SHARES                 VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Zoran Corp. (a)                                         432,986   $         8,599,102
                                                                  -------------------
                                                                           53,324,936
                                                                  -------------------
SOFTWARE (0.6%)
Aspen Technology, Inc. (a)                              110,161             1,495,986
i2 Technologies, Inc. (a)(b)                            197,653             5,032,245
Sybase, Inc. (a)                                         93,411             2,259,612
                                                                  -------------------
                                                                            8,787,843
                                                                  -------------------
SPECIALTY RETAIL (6.1%)
Asbury Automotive Group, Inc.                           396,085            11,395,365
Books-A-Million, Inc.                                    92,724             1,546,636
Brown Shoe Co., Inc.                                    336,042             9,066,413
Buckle (The), Inc. (b)                                   92,247             3,285,838
Charming Shoppes, Inc. (a)                              250,267             3,128,337
Genesco, Inc. (a)                                        15,840               802,771
Group 1 Automotive, Inc.                                341,097            13,984,977
V  Payless ShoeSource, Inc. (a)                         778,823            24,844,454
Rent-A-Center, Inc. (a)(b)                               87,818             2,444,853
Sonic Automotive, Inc.                                  309,309             8,843,144
Syms Corp. (a)                                            9,309               163,745
United Auto Group, Inc.                                 468,146             9,494,001
                                                                  -------------------
                                                                           89,000,534
                                                                  -------------------
TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Kellwood Co. (b)                                        168,276             4,742,018
Maidenform Brands, Inc. (a)                             175,380             3,575,998
Stride Rite Corp. (The)                                 239,426             3,375,907
Weyco Group, Inc.                                         5,585               136,162
                                                                  -------------------
                                                                           11,830,085
                                                                  -------------------
THRIFTS & MORTGAGE FINANCE (5.7%)
BankUnited Financial Corp. Class A (b)                  138,549             2,999,586
Citizens First Bancorp, Inc.                              1,459                30,727
City Bank Lynnwood                                       17,948               560,157
Corus Bankshares, Inc. (b)                              835,234            14,040,284
Doral Financial Corp. (a)(b)                            483,877               677,428
Downey Financial Corp. (b)                              248,139            16,612,906
Federal Agricultural Mortgage Corp. Class C              42,835             1,172,822
First Financial Holdings, Inc.                            1,196                40,509
First Place Financial Corp.                               2,100                42,021
FirstFed Financial Corp. (a)(b)                         266,507            16,384,850
Home Federal Bancorp, Inc.                                2,555                37,124
ITLA Capital Corp.                                       23,661             1,204,582
Kearny Financial Corp.                                      455                 6,438
KNBT Bancorp, Inc.                                        2,876                43,169
NASB Financial, Inc. (b)                                  3,636               119,043
Northwest Bancorp, Inc. (b)                               1,822                49,668
OceanFirst Financial Corp.                               21,491               365,562
Ocwen Financial Corp. (a)(b)                            791,119            11,281,357


                                                         SHARES                 VALUE
THRIFTS & MORTGAGE FINANCE (CONTINUED)
Partners Trust Financial Group, Inc.                      2,469   $            27,357
PFF Bancorp, Inc.                                        64,186             1,806,194
Provident Financial Services, Inc.                      172,940             2,964,192
Provident New York Bancorp                                5,927                80,666
Rockville Financial, Inc.                                   952                13,937
Roma Financial Corp.                                      2,576                41,319
TierOne Corp.                                           151,321             3,675,587
Triad Guaranty, Inc. (a)(b)                             212,880             9,411,425
United Community Financial Corp.                          2,660                27,451
Willow Financial Bancorp, Inc.                              389                 4,466
                                                                  -------------------
                                                                           83,720,827
                                                                  -------------------
TRADING COMPANIES & DISTRIBUTORS (0.0%)++
Electro Rent Corp.(a)                                     6,028                78,243
TAL International Group, Inc.                             8,084               202,181
                                                                  -------------------
                                                                              280,424
                                                                  -------------------
TRANSPORTATION INFRASTRUCTURE (0.0%)++
Interpool, Inc.                                           1,198                31,999
                                                                  -------------------
Total Common Stocks
 (Cost $1,320,440,611)                                                  1,445,485,701(h)
                                                                  -------------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (17.5%)
-------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.9%)
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.273%, due 5/23/07 (c)                            $11,408,842            11,408,842
Compass Securitization
 5.292%, due 5/23/07 (c)                              3,802,948             3,802,948
 5.294%, due 5/31/07 (c)                              3,802,948             3,802,948
Den Danske Bank
 5.276%, due 5/15/07 (c)                              3,802,947             3,802,947
Jupiter Securitization Corp.
 5.281%, due 5/22/07 (c)                              3,042,358             3,042,358
 5.289%, due 5/4/07 (c)                               7,466,717             7,466,717
Kitty Hawk Funding Corp.
 5.292%, due 5/15/07 (c)                              3,802,947             3,802,947
Old Line Funding LLC
 5.293%, due 5/16/07 (c)                              3,802,948             3,802,948
Park Avenue Receivables Corp.
 5.268%, due 5/1/07 (c)                               3,802,948             3,802,948
Ranger Funding
 5.293%, due 5/22/07 (c)                              7,366,964             7,366,964
Yorktown Capital LLC
 5.282%, due 5/31/07 (c)                              3,802,947             3,802,947
                                                                  -------------------
Total Commercial Paper
 (Cost $55,905,514)                                                        55,905,514
                                                                  -------------------

 14   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES                 VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------------
INVESTMENT COMPANY (2.2%)
BGI Institutional Money Market Fund (c)              31,775,299   $        31,775,299
                                                                  -------------------
Total Investment Company
 (Cost $31,775,299)                                                        31,775,299
                                                                  -------------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.5%)
Morgan Stanley & Co.
 5.42%, dated 4/30/07
 due 5/1/07
 Proceeds at Maturity $7,607,039
 (Collateralized by various Corporate
 Bonds, with rates between 0.00%-8.38% and
 maturity dates between 8/1/07-2/15/99, with a
 Principal Amount of
 $12,062,227 and a Market Value
 of $7,948,348) (c)                                 $ 7,605,895             7,605,895
                                                                  -------------------
Total Repurchase Agreement
 (Cost $7,605,895)                                                          7,605,895
                                                                  -------------------
TIME DEPOSITS (8.9%)
Abbey National PLC
 5.30%, due 5/7/07 (c)                                7,605,895             7,605,895
Bank of America Corp.
 5.27%, due 5/18/07 (c)(d)                           11,408,842            11,408,842
Bank of Nova Scotia
 5.28%, due 5/17/07 (c)                               7,605,895             7,605,895
Calyon
 5.31%, due 5/1/07 (c)                               41,832,422            41,832,422
Deutsche Bank AG
 5.28%, due 5/15/07 (c)                               3,802,948             3,802,948
KBC Bank N.V.
 5.28%, due 6/5/07 (c)                                8,366,484             8,366,484
Rabobank Nederland
 5.265%, due 5/3/07 (c)                              15,211,790            15,211,790
Royal Bank of Scotland
 5.285%, due 5/8/07 (c)                               7,605,895             7,605,895
Skandinaviska Enskilda Banken AB
 5.29%, due 5/31/07 (c)                               7,605,895             7,605,895
Societe Generale North America, Inc.
 5.29%, due 6/15/07 (c)                               7,605,895             7,605,895
Toronto Dominion Bank
 5.28%, due 5/11/07 (c)                               7,605,895             7,605,895
UBS AG
 5.27%, due 5/4/07 (c)                                3,802,947             3,802,947
                                                                  -------------------
Total Time Deposits
 (Cost $130,060,803)                                                      130,060,803
                                                                  -------------------

                                                      PRINCIPAL
                                                         AMOUNT                 VALUE
U.S. GOVERNMENT (2.0%)
United States Treasury Bills
 4.69%, due 7/19/07 (e)                             $ 2,500,000   $         2,473,940
 4.807%, due 7/5/07                                  26,900,000            26,668,821
                                                                  -------------------
Total U.S. Government
 (Cost $29,137,970)                                                        29,142,761
                                                                  -------------------
Total Short-Term Investments
 (Cost $254,485,481)                                                      254,490,272
                                                                  -------------------
Total Investments
 (Cost $1,574,926,092) (f)                                116.6%        1,699,975,973(g)
Liabilities in Excess of
 Cash and Other Assets                                    (16.6)         (242,068,665)
                                                    -----------   -------------------
Net Assets                                                100.0%  $     1,457,907,308
                                                    ===========   ===================

                                                      CONTRACTS            UNREALIZED
                                                           LONG       DEPRECIATION(I)
FUTURES CONTRACTS (-0.0%)++
-------------------------------------------------------------------------------------
Russell 2000 Index
 Mini June 2007                                              98   $          (209,305)
                                                                  -------------------
Total Futures Contracts
 (Settlement Value $16,423,525) (h)                               $          (209,305)
                                                                  ===================

++   Less than one-tenth of a percent.
+++  All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not
     limited to, forwards, TBA's, options and futures. These
     securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to
     ensure proper coverage for these transactions.
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at April 30,
     2007.
(e)  Segregated as collateral for futures contracts.
(f)  The cost for federal income tax purposes is $1,593,526,033.
(g)  At April 30, 2007 net unrealized appreciation was
     $106,449,940, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $176,313,632 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $69,863,692.
(h)  The combined market value of common stocks and settlement value of Russell 2000 Index futures contracts represents
     100.3% of net assets.
(i)  Represents the difference between the value of the contracts at the time they were opened and the value at April 30,
     2007.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,574,926,092) including
  $217,006,227 market value of securities
  loaned                                      $1,699,975,973
Cash                                                  35,195
Receivables:
  Investment securities sold                      31,075,544
  Fund shares sold                                 1,393,866
  Dividends and interest                           1,073,073
Other assets                                         176,677
                                              --------------
    Total assets                               1,733,730,328
                                              --------------
LIABILITIES:
Securities lending collateral                    225,347,511
Payables:
  Investment securities purchased                 44,484,459
  Fund shares redeemed                             2,931,146
  Manager (See Note 3)                             1,130,005
  Transfer agent (See Note 3)                      1,061,448
  Variation margin on futures contracts              328,518
  NYLIFE Distributors (See Note 3)                   224,863
  Shareholder communication                          159,166
  Professional fees                                  106,892
  Custodian                                           25,304
  Trustees                                            18,477
Accrued expenses                                       5,231
                                              --------------
    Total liabilities                            275,823,020
                                              --------------
Net assets                                    $1,457,907,308
                                              ==============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  1 billion shares authorized:
  Class A                                     $      218,122
  Class B                                             21,688
  Class C                                             48,358
  Class I                                            401,052
Additional paid-in capital                     1,233,372,560
Accumulated undistributed net investment
  income                                             800,819
Accumulated net realized gain on investments
  and futures transactions                        98,204,133
Net unrealized appreciation on investments
  and futures contracts                          124,840,576
                                              --------------
Net assets                                    $1,457,907,308
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  458,295,441
                                              ==============
Shares of capital stock outstanding               21,812,231
                                              ==============
Net asset value per share outstanding         $        21.01
Maximum sales charge (5.50% of offering
  price)                                                1.22
                                              --------------
Maximum offering price per share outstanding  $        22.23
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $   43,993,774
                                              ==============
Shares of capital stock outstanding                2,168,822
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        20.28
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $   98,131,872
                                              ==============
Shares of capital stock outstanding                4,835,755
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        20.29
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  857,486,221
                                              ==============
Shares of capital stock outstanding               40,105,153
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        21.38
                                              ==============

 16   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $10,172,592
  Interest                                           934,789
  Income from securities loaned--net                 744,137
                                                 ------------
    Total income                                  11,851,518
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             7,560,304
  Transfer agent--Classes A, B and C (See Note
    3)                                               999,885
  Transfer agent--Class I (See Note 3)               856,094
  Distribution/Service--Class A (See Note 3)         605,287
  Service--Class B (See Note 3)                       56,582
  Service--Class C (See Note 3)                      138,406
  Distribution--Class B (See Note 3)                 169,745
  Distribution--Class C (See Note 3)                 415,218
  Shareholder communication                          164,654
  Professional fees                                  132,725
  Registration                                        96,159
  Custodian                                           37,918
  Trustees                                            33,423
  Miscellaneous                                       33,240
                                                 ------------
    Total expenses before waiver                  11,299,640
  Expense waiver from Manager (See Note 3)          (365,106)
                                                 ------------
    Net expenses                                  10,934,534
                                                 ------------
Net investment income                                916,984
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
  Security transactions                          118,115,340
  Futures transactions                             2,306,307
                                                 ------------
Net realized gain on investments and futures
  transactions                                   120,421,647
                                                 ------------
Net change in unrealized appreciation on:
  Security transactions                          (34,472,065)
  Futures contracts                                 (555,970)
                                                 ------------
Net change in unrealized appreciation on
  investments and futures contracts              (35,028,035)
                                                 ------------
Net realized and unrealized gain on investments
  and futures transactions                        85,393,612
                                                 ------------
Net increase in net assets resulting from
  operations                                     $86,310,596
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2006

                                             2007             2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss)      $      916,984   $   (2,831,277)
 Net realized gain (loss) on
  investments and futures
  transactions                        120,421,647      (18,338,604)
 Net change in unrealized
  appreciation on investments and
  futures contracts                   (35,028,035)     125,336,180
                                   -------------------------------
 Net increase in net assets
  resulting from operations            86,310,596      104,166,299
                                   -------------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Class I                               (116,165)              --
 From net realized gain on investments:
   Class A                                     --      (20,984,570)
   Class B                                     --       (4,734,873)
   Class C                                     --       (5,461,202)
   Class I                                     --      (32,376,431)
                                   -------------------------------
 Total dividends and
  distributions to shareholders          (116,165)     (63,557,076)
                                   -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             64,666,309      448,429,649
   Class B                              2,356,456       19,339,451
   Class C                              2,017,609       94,319,777
   Class I                            107,759,169      663,749,722
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                                     --       15,882,368
   Class B                                     --        4,539,793
   Class C                                     --        2,891,829
   Class I                                109,458       31,213,755
                                   -------------------------------
                                      176,909,001    1,280,366,344

                                             2007             2006
 Cost of shares redeemed:
   Class A                         $ (137,452,806)  $ (182,893,061)
   Class B                             (5,591,772)     (10,261,741)
   Class C                            (30,233,129)     (26,149,239)
   Class I                           (163,064,935)    (179,554,565)
                                   -------------------------------
                                     (336,342,642)    (398,858,606)
 Net asset value of shares converted (See Note
  1):
   Class A                              1,290,685       15,343,811
   Class B                             (1,290,685)     (15,343,811)
   Increase (decrease) in net
    assets derived from capital
    share transactions               (159,433,641)     881,507,738
                                   -------------------------------
   Net increase (decrease) in net
    assets                            (73,239,210)     922,116,961

NET ASSETS:
Beginning of period                 1,531,146,518      609,029,557
                                   -------------------------------
End of period                      $1,457,907,308   $1,531,146,518
                                   ===============================
Accumulated undistributed net
 investment income at end of
 period                            $      800,819   $           --
                                   ===============================

 18   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                        CLASS A
                                -------------------------------------------------------
                                                                            JANUARY 2,
                                SIX MONTHS                                     2004*
                                  ENDED                                       THROUGH
                                APRIL 30,       YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                  2007**          2006          2005           2004
Net asset value at beginning
  of period                      $  19.87       $  19.60      $  18.58        $ 16.78
                                ----------      --------      --------      -----------
Net investment loss                 (0.00)(a)(b)    (0.07)(a)    (0.08)(a)      (0.09)(a)
Net realized and unrealized
  gain on investments                1.14           2.14          4.01           1.89
                                ----------      --------      --------      -----------
Total from investment
  operations                         1.14           2.07          3.93           1.80
                                ----------      --------      --------      -----------
Less distributions:
  From net investment income           --             --            --             --
  From net realized gain on
    investments                        --          (1.80)        (2.91)            --
                                ----------      --------      --------      -----------
  Total dividends and
    distributions                      --          (1.80)        (2.91)            --
                                ----------      --------      --------      -----------
Net asset value at end of
  period                         $  21.01       $  19.87      $  19.60        $ 18.58
                                ==========      ========      ========      ===========
Total investment return (c)          5.74%(d)      11.20%        22.66%         10.73%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss               (0.05%)+       (0.39%)       (0.44%)        (0.36%)+
  Net expenses                       1.61%+         1.64%         1.66%          1.87%+#
  Expenses (before
    waiver/reimbursement)            1.62%+         1.64%         1.66%          1.87%+#
Portfolio turnover rate                54%           124%          159%           132%
Net assets at end of period
  (in 000's)                     $458,295       $502,182      $194,615        $24,621

                                                               CLASS C
                                ---------------------------------------------------------------------
                                                                                        DECEMBER 30,
                                SIX MONTHS                                                 2002*
                                  ENDED                                                   THROUGH
                                APRIL 30,            YEAR ENDED OCTOBER 31,             OCTOBER 31,
                                  2007**          2006         2005         2004            2003
Net asset value at beginning
  of period                      $ 19.26        $  19.19      $ 18.37      $16.15          $11.46
                                ----------      --------      -------      ------      --------------
Net investment income (loss)       (0.08)(a)       (0.21)(a)    (0.22)(a)   (0.25)(a)       (0.05)(a)
Net realized and unrealized
  gain on investments               1.11            2.08         3.95        3.28            4.74
                                ----------      --------      -------      ------      --------------
Total from investment
  operations                        1.03            1.87         3.73        3.03            4.69
                                ----------      --------      -------      ------      --------------
Less dividends and
  distributions:
  From net investment income          --              --           --          --              --
  From net realized gain on
    investments                       --           (1.80)       (2.91)      (0.81)             --
                                ----------      --------      -------      ------      --------------
Total dividends and
  distributions                       --           (1.80)       (2.91)      (0.81)             --
                                ----------      --------      -------      ------      --------------
Net asset value at end of
  period                         $ 20.29        $  19.26      $ 19.19      $18.37          $16.15
                                ==========      ========      =======      ======      ==============
Total investment return (c)         5.35%(d)       10.32%       21.72%      19.29%          40.92%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)     (0.80%)+        (1.14%)      (1.19%)     (1.13%)         (0.47%)+
  Net expenses                      2.36%+          2.39%        2.41%       2.62%#          2.27%+#
  Expenses (before
    waiver/reimbursement)           2.37%+          2.39%        2.41%       2.62%#          2.34%+#
Portfolio turnover rate               54%            124%         159%        132%            135%
Net assets at end of period
  (in 000's)                     $98,132        $120,414      $48,316      $5,518          $    2

*    Commencement of operations.
**   Unaudited.
+    Annualized.
#    Includes transfer agent fees paid directly which amounted to 0.02%, 0.08% and 0.07% of average net assets for the years or periods ended October 31, 2004, October 31, 2003 and
     October 31, 2002, respectively, and custodian fees and other expenses paid indirectly which amounted to less than 0.01% of average net assets for the years indicated.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return in not annualized.

 20   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                            CLASS B
    -------------------------------------------------------
                                                JANUARY 2,
    SIX MONTHS                                     2004*
      ENDED                                       THROUGH
    APRIL 30,       YEAR ENDED OCTOBER 31,      OCTOBER 31,
      2007**          2006          2005           2004
     $ 19.25        $ 19.18       $ 18.38         $ 16.71
    ----------      --------      --------      -----------
       (0.08)(a)      (0.21)(a)     (0.22)(a)       (0.19)(a)
        1.11           2.08          3.93            1.86
    ----------      --------      --------      -----------
        1.03           1.87          3.71            1.67
    ----------      --------      --------      -----------
          --             --            --              --
          --          (1.80)        (2.91)             --
    ----------      --------      --------      -----------
          --          (1.80)        (2.91)             --
    ----------      --------      --------      -----------
     $ 20.28        $ 19.25       $ 19.18         $ 18.38
    ==========      ========      ========      ===========
        5.40%(d)      10.32%        21.59%           9.99%(d)
       (0.79%)+       (1.12%)       (1.19%)         (1.12%)+
        2.36%+         2.39%         2.41%           2.62%+#
        2.37%+         2.39%         2.41%           2.62%+#
          54%           124%          159%            132%
     $43,994        $46,112       $48,496         $14,905

                                        CLASS I
    --------------------------------------------------------------------------------
    SIX MONTHS
      ENDED
    APRIL 30,                            YEAR ENDED OCTOBER 31,
      2007**          2006          2005          2004          2003          2002
     $  20.18       $  19.79      $  18.67      $  16.26      $  11.58      $  11.04
    ----------      --------      --------      --------      --------      --------
         0.04 (a)       0.02(a)       0.01(a)       0.06(a)       0.07(a)       0.15
         1.16           2.17          4.02          3.21          4.74          0.50
    ----------      --------      --------      --------      --------      --------
         1.20           2.19          4.03          3.27          4.81          0.65
    ----------      --------      --------      --------      --------      --------
        (0.00)(b)         --            --         (0.05)        (0.13)        (0.11)
           --          (1.80)        (2.91)        (0.81)           --            --
    ----------      --------      --------      --------      --------      --------
        (0.00)         (1.80)        (2.91)        (0.86)        (0.13)        (0.11)
    ----------      --------      --------      --------      --------      --------
     $  21.38       $  20.18      $  19.79      $  18.67      $  16.26      $  11.58
    ==========      ========      ========      ========      ========      ========
         5.96%(d)      11.73%        23.15%        20.72%        42.04%         5.84%
         0.38%+         0.09%         0.06%         0.32%         0.53%         1.08%
         1.19%+         1.17%         1.16%         1.18%#        1.27%#        1.26%#
         1.26%+         1.17%         1.16%         1.18%#        1.34%#        1.27%#
           54%           124%          159%          132%          135%          103%
     $857,486       $862,439      $317,602      $194,476      $163,362      $111,181

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds (the "Trust") was organized on July 30, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Small Cap Opportunity Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class I shares commenced on January 12, 1987 and Class A shares, Class B shares and Class C shares commenced on December 30, 2002. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek high total return.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2007, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net

 22   MainStay Small Cap Opportunity Fund
assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B) on page 24) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets & liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(H) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 25.)

(J) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated

                                                    www.mainstayfunds.com     23
with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.00% of the average daily net assets of the Fund. At a meeting of our Fund's Trustees, held on March 29-30, 2007, the Trustees approved a modification to the Fund's management agreement to implement a contractual fee waiver of 0.05% on assets over $1.5 billion effective May 1, 2007. As a result, the Fund's management fees will be 1.00% on assets up to $1.5 billion and 0.95% on assets thereafter.

The Manager has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.70%; Class B, 2.45%; Class C, 2.45%; and Class I, 1.19%. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. This expense limitation may be modified or terminated only with the approval of the Board of Trustees.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.19% of the Fund's average daily net assets for its Class I shares. The Manager also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. In addition, the Manager also had an agreement in place under which it had agreed to reimburse the transfer agency fees of the Class A shares of the Fund so that total ordinary operating expenses did not exceed 1.70% of the average daily net assets for Class A shares. The Manager also applied an equivalent reimbursement, in an equal amount of basis points, to the Fund's Class B and Class C shares. For the six months ended April 30, 2007, the Manager earned fees from the Fund in the amount of $7,560,304 and waived its fees in the amount of $365,106.

As of April 30, 2007, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

           OCTOBER 31,
               2010                  TOTAL
             $365,106               $365,106
       -------------------------------------------

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $15,552 for the six months ended April 30, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $9,012, $43,745 and $29,304, respectively, for the six months ended April 30, 2007.

 24   MainStay Small Cap Opportunity Fund

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2007, amounted to $1,855,979.

(E) INDEPENDENT TRUSTEE FEES. For the six months ended April 30, 2007, Independent Trustees were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board Meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Trustees receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Trust and other registered investment companies managed by NYLIM that are served by the Trustees.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) CAPITAL. At April 30, 2007, New York Life and its affiliates held beneficially, shares of the Fund with the following values and percentages of net assets as follows:

Class A                                 $     1,597             0.0*%
-------------------------------------------------------------------
Class B                                       1,555             0.0*
-------------------------------------------------------------------
Class C                                       2,378             0.0*
-------------------------------------------------------------------
Class I                                  69,311,730             8.1
-------------------------------------------------------------------

* Less than one-tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2007, these fees, which are included in Professional fees shown on the Statement of Operations, were $37,881.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2006, for federal income tax purposes, capital loss carryforwards of $3,270,908 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS           CAPITAL LOSS
        AVAILABLE THROUGH       AMOUNTS (000'S)
               2014                  $3,271
       -------------------------------------------

The tax character of distributions paid during the year ended October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                                 2006
Distributions paid from:
  Ordinary Income                             $35,359,092
  Long-Term Capital Gains                      28,197,984
---------------------------------------------------------
                                              $63,557,076
---------------------------------------------------------

NOTE 5--FUND SECURITIES LOANED:

As of April 30, 2007, the Fund had securities on loan with an aggregate market value of $217,006,227. The Fund received $225,347,511 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost, which approximates market value.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2007, purchases and sales of securities, other than short-term securities, were $801,835 and $977,083, respectively.

                                                    www.mainstayfunds.com     25

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               SIX MONTHS ENDED
                                                APRIL 30, 2007*
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                3,144      118        101     5,159
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                 --       --         --         5
-------------------------------------------------------------------------------
                                           3,144      118        101     5,164
Shares redeemed                           (6,674)    (290)    (1,518)   (7,807)
-------------------------------------------------------------------------------
Shares converted (See Note 1)                 62      (54)        --        --
-------------------------------------------------------------------------------
Net decrease                              (3,468)    (226)    (1,417)   (2,643)
-------------------------------------------------------------------------------

                                                       YEAR ENDED
                                                    OCTOBER 31, 2006
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                               23,267     1,024     4,991    34,362
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                              854       250       159     1,660
-------------------------------------------------------------------------------
                                          24,121     1,274     5,150    36,022
Shares redeemed                           (9,605)     (552)   (1,416)   (9,319)
-------------------------------------------------------------------------------
Shares converted (See Note 1)                834      (855)       --        --
-------------------------------------------------------------------------------
Net increase (decrease)                   15,350      (133)    3,734    26,703
-------------------------------------------------------------------------------

*Unaudited.

NOTE 10--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that the tax positions will be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until June 30, 2007. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 26   MainStay Small Cap Opportunity Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its March 29-30, 2007 meeting, the Board of Trustees (the "Board") of the Balanced Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the renewal of the Fund's Management Agreement (the "Agreement") for one additional year.

In reaching its decision to renew the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2006 and March 2007. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. These reports were developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to renew the Agreement for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all of the information provided to the Board throughout the year and specifically in connection with the contract renewal process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A discussion of the factors that figured prominently in the Board's decision to renew the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the renewal of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM. The Board further considered NYLIM's track record and experience in

                                                    www.mainstayfunds.com     27
providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio management team, the number of accounts managed by portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE SMALL CAP OPPORTUNITY FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve the Fund's investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers may provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive.

 28   MainStay Small Cap Opportunity Fund

The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

Following discussions between NYLIM and the Board, the Board considered and accepted NYLIM's recommendation to impose a new contractual management fee breakpoint on the Fund.

In assessing the reasonableness of the Fund's management fee and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the renewal of the Agreement for one additional year.

                                                    www.mainstayfunds.com     29

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

MID CAP
OPPORTUNITY          VOTES           VOTES
FUND                  FOR          WITHHELD     ABSTENTIONS       TOTAL
Susan B.
 Kerley          40,707,936.013   59,493.010    41,075.000    40,808,504.023
----------------------------------------------------------------------------
Alan R.
 Latshaw         40,707,119.498   60,309.525    41,075.000    40,808,504.023
----------------------------------------------------------------------------
Peter Meenan     40,706,872.801   60,556.222    41,075.000    40,808,504.023
----------------------------------------------------------------------------
Richard H.
 Nolan, Jr.      40,708,314.480   59,114.543    41,075.000    40,808,504.023
----------------------------------------------------------------------------
Richard S.
 Trutanic        40,708,089.635   59,339.388    41,075.000    40,808,504.023
----------------------------------------------------------------------------
Roman L. Weil    40,708,471.193   58,957.830    41,075.000    40,808,504.023
----------------------------------------------------------------------------
John A.
 Weisser         40,710,093.351   57,335.672    41,075.000    40,808,504.023
----------------------------------------------------------------------------
Brian A.
 Murdock         40,707,964.067   59,464.956    41,075.000    40,808,504.023
----------------------------------------------------------------------------

This resulted in approval of the proposal.

 30   MainStay Small Cap Opportunity Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of Eclipse Funds (the "Fund") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The Trustees listed below were elected to serve the Fund effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                     NUMBER OF FUNDS
                          POSITION(S) HELD                                    IN FUND COMPLEX
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

        BRIAN A. MURDOCK  Indefinite;        Member of the Board of Managers        65         Director, Eclipse Funds Inc.
        3/14/56           Trustee since      and President (since 2004) and                    since June 2007 (15 funds);
                          June 2007 and      Chief Executive Officer (since                    Director, MainStay VP Series
                          Chief Executive    2006), New York Life Investment                   Fund, Inc., since 2006 (25
                          Officer since      Management LLC and New York                       portfolios); Director, ICAP
                          2006               Life Investment Management                        Funds, Inc., since 2006 (3
                                             Holdings LLC; Senior Vice                         funds); Trustee, The MainStay
                                             President, New York Life                          Funds since 2006 (19 funds).
                                             Insurance Company (since 2004);
                                             Chairman of the Board and
                                             President, NYLIFE Distributors
                                             LLC and NYLCAP Manager LLC
                                             (since 2004) and Institutional
                                             Capital LLC (since 2006); Chief
                                             Executive Officer, Eclipse
                                             Funds Inc. (since 2006);
                                             Chairman (2006 to 2007) and
                                             Trustee and Chief Executive
                                             Officer (since 2006), The
                                             MainStay Funds; Chairman (2006
                                             to 2007) and Director and Chief
                                             Executive Officer (since 2006),
                                             MainStay VP Series Fund, Inc.;
                                             Director and Chief Executive
                                             Officer, ICAP Funds, Inc.
                                             (since 2006); Chief Investment
                                             Officer, MLIM Europe and Asia
                                             (2001 to 2003); President of
                                             Merrill Japan and Chairman of
                                             MLIM's Pacific Region (1999 to
                                             2001)
        ----------------------------------------------------------------------------------------------------------------------

* Trustee considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     31

                          TERM OF OFFICE,
                          POSITION(S) WITH                                     NUMBER OF FUNDS
                          THE COMPANY                                          IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)           OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management           65         Chairman since 2005 and Director
        8/12/51           Chairman since     Advisors LLC (since 1990)                          since 1990, Eclipse Funds Inc.
                          2005 and Trustee                                                      (15 funds); Chairman and
                          since 2000                                                            Director, ICAP Funds, Inc.,
                                                                                                since 2006 (3 funds); Chairman
                                                                                                and Trustee, The MainStay Funds,
                                                                                                since June 2007 (19 funds);
                                                                                                Chairman and Director, MainStay
                                                                                                VP Series Fund, Inc., since June
                                                                                                2007 (25 portfolios); Trustee,
                                                                                                Legg Mason Partners Funds, Inc.,
                                                                                                since 1991 (30 portfolios).
        ------------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young         65         Director, Eclipse Funds Inc.
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                       since June 2007 (15 funds);
                          Committee          Arthur Andersen LLP (1976 to                       Director, ICAP Funds, Inc.,
                          Financial Expert   2002); Consultant to the                           since June 2007 (3 funds);
                          since June 2007    MainStay Funds Audit and                           Trustee, The MainStay Funds
                                             Compliance Committee (2004 to                      since 2006 (19 funds); Director,
                                             2006)                                              MainStay VP Series Fund, Inc.,
                                                                                                since June 2007 (25 portfolios);
                                                                                                Trustee, State Farm Associates
                                                                                                Funds Trusts since 2005 (3
                                                                                                portfolios); Trustee, State Farm
                                                                                                Mutual Fund Trust since 2005 (15
                                                                                                portfolios); Trustee, State Farm
                                                                                                Variable Product Trust since
                                                                                                2005 (9 portfolios); Trustee,
                                                                                                Utopia Funds since 2005 (4
                                                                                                portfolios).
        ------------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Retired                                 65         Director, Eclipse Funds Inc.
        12/5/41           Trustee since                                                         since 2002 (15 funds); Director,
                          2002                                                                  ICAP Funds, Inc., since June
                                                                                                2007 (3 funds); Trustee, The
                                                                                                MainStay Funds since June 2007
                                                                                                (19 funds); Director, MainStay
                                                                                                VP Series Fund, Inc., since June
                                                                                                2007 (25 portfolios).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital          65         Director, Eclipse Funds Inc.
        NOLAN, JR.        Trustee since      Management; President--Shields/                    since June 2007 (15 funds);
        11/16/46          June 2007          Alliance, Alliance Capital                         Director, ICAP Funds, Inc.,
                                             Management (1994 to 2004)                          since June 2007 (3 funds);
                                                                                                Trustee, The MainStay Funds
                                                                                                since June 2007 (19 funds);
                                                                                                Director, MainStay VP Series
                                                                                                Fund, Inc., since 2006 (25
                                                                                                portfolios).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief         65         Director, Eclipse Funds Inc.
        TRUTANIC          Trustee since      Executive Office (1990 to 1999),                   since June 2007 (15 funds);
        2/13/52           June 2007          Somerset Group (financial                          Director, ICAP Funds, Inc.,
                                             advisory firm); Managing                           since June 2007 (3 funds);
                                             Director and Advisor, The                          Trustee, The MainStay Funds
                                             Carlyle Group (private                             since 1994 (19 funds); Director,
                                             investment firm) (2002 to 2004);                   MainStay VP Series Fund, Inc.,
                                             Senior Managing Director and                       since June 2007 (25 portfolios).
                                             Partner, Groupe Arnault S.A.
                                             (private investment firm) (1999
                                             to 2002)
        ------------------------------------------------------------------------------------------------------------------------

 32   MainStay Small Cap Opportunity Fund

                          TERM OF OFFICE,
                          POSITION(S) WITH                                     NUMBER OF FUNDS
                          THE COMPANY                                          IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)           OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of              65         Director, Eclipse Funds Inc.
        5/22/40           Trustee and Audit  Accounting, Graduate School of                     since June 2007 (15 funds);
                          Committee          Business, University of Chicago;                   Director, ICAP Funds, Inc.,
                          Financial Expert   President, Roman L. Weil                           since June 2007 (3 funds);
                          since June 2007    Associates, Inc. (consulting                       Trustee, The MainStay Funds
                                             firm)                                              since June 2007 (19 funds);
                                                                                                Director, MainStay VP Series
                                                                                                Fund, Inc., since 1994 (25
                                                                                                portfolios).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of           65         Director, Eclipse Funds Inc.
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                    since June 2007 (15 funds);
                          June 2007          1995)                                              Director, ICAP Funds, Inc.,
                                                                                                since June 2007 (3 funds);
                                                                                                Trustee, The MainStay Funds
                                                                                                since June 2007 (19 funds);
                                                                                                Director, MainStay VP Series
                                                                                                Fund, Inc., since 1997 (25
                                                                                                portfolios); Trustee, Direxion
                                                                                                Funds (57 funds) and Direxion
                                                                                                Insurance Trust (45 funds) since
                                                                                                March 2007.
        ------------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Trustees of the Fund effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Fund effective June 7, 2007:

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Indefinite; Chief  Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Legal Officer      York Life Investment Management LLC (including predecessor
        10/19/46          since 2004         advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2005), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2002); Secretary,
                                             NYLIM Service Company LLC, NYLCAP Manager LLC, Madison
                                             Capital Funding LLC and Institutional Capital LLC (since
                                             2006); Chief Legal Officer, Eclipse Funds Inc., The MainStay
                                             Funds and MainStay VP Series Fund, Inc. (since 2004),
                                             McMorgan Funds (since 2005) and ICAP Funds, Inc. (since
                                             2006); Managing Director and Senior Counsel, Lehman Brothers
                                             Inc. (1998 to 1999); General Counsel and Managing Director,
                                             JP Morgan Investment Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK BENINTENDE   Indefinite;        Managing Director, New York Life Investment Management LLC
        5/12/64           Treasurer and      (since June 2007); Treasurer and Principal Financial and
                          Principal          Accounting Officer, Eclipse Funds Inc., The MainStay Funds,
                          Financial and      MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Accounting         June
                          Officer since      2007); Vice President, Prudential Investments (2000 to
                          June 2007          2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                             Target Portfolio Trust, The Prudential Series Fund and
                                             American Skandia Trust (2006 to 2007); Treasurer and
                                             Principal Financial Officer, The Greater China Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        Indefinite;        Senior Managing Director and Chief Marketing Officer, New
        FISHER            President since    York Life Investment Management LLC (since 2005); Managing
        2/22/59           March 2007         Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds
                                             Inc., The MainStay Funds, MainStay VP Series Fund, Inc., and
                                             ICAP Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Indefinite; Vice   Director, New York Life Investment Management LLC (including
        HARRINGTON        President--        predecessor advisory organizations) (since 2000); Executive
        2/8/59            Administration     Vice President, New York Life Trust Company and New York
                          since 2005         Life Trust Company, FSB (since 2006); Vice
                                             President--Administration, Eclipse Funds Inc., MainStay VP
                                             Series Fund, Inc., and The MainStay Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     33

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Indefinite;        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Senior Vice        2006) and Managing Director and Chief Compliance Officer
        12/16/65          President and      (2003 to 2006), New York Life Investment Management LLC and
                          Chief Compliance   New York Life Investment Management Holdings LLC; Senior
                          Officer since      Managing Director, Compliance (since 2006) and Managing
                          2006               Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                             Vice President and Chief Compliance Officer, Eclipse Funds
                                             Inc., The MainStay Funds and MainStay VP Series Fund, Inc.
                                             (since 2006) and ICAP Funds, Inc. (since 2006); Vice
                                             President--Compliance, Eclipse Funds Inc., The MainStay
                                             Funds and MainStay VP Series Fund, Inc. (2004 to 2006);
                                             Deputy Chief Compliance Officer, New York Life Investment
                                             Management LLC (2002 to 2003); Vice President and Compliance
                                             Officer, Goldman Sachs Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Indefinite;        Managing Director and Associate General Counsel, New York
        MORRISON          Secretary since    Life Investment Management LLC (since 2004); Managing
        3/26/56           2004               Director and Secretary, NYLIFE Distributors LLC (since
                                             2004); Secretary, Eclipse Funds Inc., The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Fund effective June 7, 2007.

Christopher O. Blunt resigned as President of the Fund effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Fund effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Fund effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Fund effective March 19, 2007.

 34   MainStay Small Cap Opportunity Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund(1)
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(2)
MainStay Growth Equity Fund(3)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Class B shares closed to new investors, except for certain retirement savings and other automatic purchase plans, effective May 21, 2007.
2. Closed to new investors and new purchases as of January 1, 2002.
3. Offered only to residents of Connecticut, Maryland, New Jersey and New York.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com

                                                                   Eclipse Funds
(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04847

NYLIM-AO10721         (RECYCLE LOGO)                     MS155-07   MSSR10-04/07
                                                                              B1

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    FLOATING RATE FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2007

MESSAGE FROM
THE PRESIDENT

At MainStay, we take special pride in providing investors with single-point access to the expertise of six diverse institutional boutique investment firms. Each mutual fund we offer is advised or subadvised by one or more institutional money managers, each of which has the autonomy to focus on its own unique investment style. By preserving the integrity of these boutiques, in both process and culture, we believe that we are helping to achieve greater consistency of returns for our shareholders.

New York Life Investment Management uses these boutiques to power its MainStay Funds, which seek to achieve investment excellence for our shareholders and maintain a disciplined, long-term perspective.

Equity investors were generally rewarded for holding their ground during the turbulent six months ended April 30, 2007. In late February and early March 2007, a correction in the Chinese stock market took a toll on stocks around the world. Fortunately, positive earnings reports led to a substantial rebound, and U.S. stocks in general recorded gains across every sector for the six-month reporting period. While past performance is no guarantee of future results, international stocks as a whole were even stronger, providing solid double-digit returns.

According to Russell data for U.S. equity markets, mid-cap companies generally outperformed small-and large-capitalization companies, and value stocks outperformed growth stocks among mid- and large-cap issuers.

During the six months ended April 30, 2007, the Federal Open Market Committee
(FOMC) maintained the federal funds target rate at a steady 5.25%, hoping that earlier rate hikes would be sufficient to keep inflation in check. The yield curve remained inverted throughout the reporting period, with Treasury bills yielding more than 10-year Treasury bonds. Although an inverted yield curve is sometimes associated with a heightened risk of recession, the FOMC continued to focus on the potential for moderate economic expansion.

Shorter-term interest rates declined slightly during the reporting period and longer-term interest rates rose. While rising interest rates hurt bond prices, most broad domestic bond-market indices provided modest but positive total returns.

Early in 2007, several subprime mortgage lenders faced higher-than-anticipated delinquencies and defaults, raising concerns about underwriting practices. Several lenders filed for bankruptcy protection, and others saw their stock prices decline. Fortunately, we believe that there is little evidence that the difficulties will undermine fixed-income markets in general.

As always, we appreciate your decision to make MainStay Funds part of your overall investment strategy. We look forward to serving your financial interests and growing together for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher

President

                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    FLOATING RATE FUND

                    MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2007

TABLE OF CONTENTS


Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------


Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------


Portfolio of Investments                                                      10
--------------------------------------------------------------------------------


Financial Statements                                                          21
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 26
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     31
--------------------------------------------------------------------------------


Proxy Voting Policies and Procedures and Proxy Voting Record                  34
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        34
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               34
--------------------------------------------------------------------------------

Directors and Officers                                                        35

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THIS FEE, WHICH WOULD LOWER PERFORMANCE.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR   INCEPTION
--------------------------------------------------
With sales charges        0.34%   2.84%    3.72%
Excluding sales charges   3.44    6.02     4.78

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                   CREDIT SUISSE LEVERAGED LOAN
                                                                MAINSTAY FLOATING RATE FUND                   INDEX
                                                                ---------------------------        ----------------------------
05/3/04                                                                     9700                              10000
                                                                           10042                              10505
                                                                           10525                              11200
4/30/07                                                                    11158                              12026

CLASS B SHARES--MAXIMUM 3% CDSC IF REDEEMED WITHIN THE FIRST FOUR YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR   INCEPTION
--------------------------------------------------
With sales charges        0.06%   2.25%    3.42%
Excluding sales charges   3.06    5.23     4.04

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                   CREDIT SUISSE LEVERAGED LOAN
                                                                MAINSTAY FLOATING RATE FUND                   INDEX
                                                                ---------------------------        ----------------------------
05/3/04                                                                    10000                              10000
                                                                           10276                              10505
                                                                           10701                              11200
4/30/07                                                                    11062                              12026

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR   INCEPTION
--------------------------------------------------
With sales charges        1.95%   4.13%    4.00%
Excluding sales charges   2.95    5.12     4.00

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                   CREDIT SUISSE LEVERAGED LOAN
                                                                MAINSTAY FLOATING RATE FUND                   INDEX
                                                                ---------------------------        ----------------------------
05/3/04                                                                    10000                              10000
                                                                           10275                              10505
                                                                           10700                              11200
4/30/07                                                                    11248                              12026

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 3.00% if redeemed within the first four years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR   INCEPTION
--------------------------------------------------
                          3.49%   6.21%    5.05%

(PERFORMANCE GRAPH)

                                                                                                   CREDIT SUISSE LEVERAGED LOAN
                                                                MAINSTAY FLOATING RATE FUND                   INDEX
                                                                ---------------------------        ----------------------------
05/3/04                                                                    10000                              10000
                                                                           10379                              10505
                                                                           10916                              11200
4/30/07                                                                    11594                              12026

                                                          SIX     ONE      SINCE
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   INCEPTION
----------------------------------------------------------------------------------

Credit Suisse Leveraged Loan Index(1)                     3.99%   7.38%    6.34%
Average Lipper loan participation fund(2)                 3.65    6.44     5.07

1. The Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Floating Rate Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY FLOATING RATE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2006, to April 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2006, to April 30, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/06           4/30/07           PERIOD(1)           4/30/07            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,034.50            $5.04            $1,020.00             $5.01
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,030.75            $8.81            $1,016.25             $8.75
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,029.75            $8.81            $1,016.25             $8.75
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,035.15            $3.48            $1,021.55             $3.46
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.00% for Class A, 1.75% for Class B and Class C and 0.69% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).



                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Floating Rate Loans                                                              88.6
Short-Term Investments                                                            6.6
Foreign Floating Rate Loans                                                       3.9
Corporate Bond                                                                    0.4
Cash and Other Assets, Less Liabilities                                           0.5

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Rockwood Specialties Group, Inc., 7.355%, due
     7/30/12
 2.  Lyondell Chemical Co., 6.86%, due 8/16/13
 3.  Idearc, Inc., 7.35%, due 11/17/14
 4.  CSC Holdings, Inc., 7.084%, due 3/29/13
 5.  Community Health Systems, Inc., 7.10%, due
     8/19/11
 6.  Insight Midwest Holdings LLC, 7.35%, due 4/7/14
 7.  SunGard Data Systems, Inc., 7.36%, due 2/28/14
 8.  Georgia-Pacific Corp., 7.091%, due 12/20/12
 9.  Health Management Associates, Inc., 7.10%, due
     2/28/14
10.  Yell Group PLC, 7.32%, due 10/27/12

 8   MainStay Floating Rate Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Robert H. Dial of New York Life
Investment
Management LLC

HOW DID MAINSTAY FLOATING RATE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2007?

Excluding all sales charges, MainStay Floating Rate Fund returned 3.44% for Class A shares, 3.06% for Class B shares and 2.95% for Class C shares during the six months ended April 30, 2007. Over the same period, Class I shares returned 3.49%. All share classes underperformed the 3.99% return of the Credit Suisse Leveraged Loan Index(1) and the 3.65% return of the average Lipper(2) loan participation fund category for the six months ended April 30, 2007. The Credit Suisse Leveraged Loan Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE RELATIVE TO THE INDEX?

There were several factors that affected the Fund's relative performance during the reporting period. First, the Fund incurs fees and expenses that its Index does not. Second, we maintained a cash position of 5% to 10% for daily liquidity. Third, although the Fund experienced significant inflows, there is a lag associated with the longer-settlement nature of the loan asset class. Fourth, unlike the Index, which tracks assets at new-issue prices, the Fund must amortize premiums paid for assets purchased in the secondary market. Finally, the Fund maintains a conservative orientation and remained significantly underweight in unrated loans and in loans rated CCC and below.(3) Because of the small number of funds in the Lipper loan participation category, a small divergence from the median can result in underperformance.

WHAT ARE SOME OF THE CHARACTERISTICS OF THE LOANS IN THE FUND?

As always, the Fund invests in floating-rate loans that have a weighted effective duration of less than three months. The floating-rate loans may have final maturities of seven to nine years, but the loans' underlying interest-rate contracts, which are typically pegged to LIBOR,(4) may reset every 30, 60, 90, or 180 days. The weighted average reset figure for the Fund at the end of March 2007 was 51 days. This means that if short-term interest rates were to rise, the Fund would "catch up" within 51 days and thus increase the yield it would pay to investors.

WHAT MAJOR FACTORS INFLUENCED THE DECISIONS YOU MADE FOR THE FUND DURING THE REPORTING PERIOD?

The loan market continued to set records during the reporting period. During the first quarter of 2007, institutional leveraged loan issuance volume reached an all-time high of $137 billion. This eclipsed the previous record of $100 billion set in the fourth quarter of 2006. Strong new issuance was fueled by an active merger and acquisition environment and large transactions. As technicals continued to favor issuers, new-issue spreads narrowed during the period. At the same time, demand continued to be strong, fueled by buying in the secondary market.

WHAT WERE THE FUND'S LARGEST INDUSTRY CONCENTRATIONS AND HOW DID THE FUND'S WEIGHTINGS DIFFER FROM THOSE OF THE BENCHMARK?

As of April 30, 2007, the Fund's largest industry concentrations (on a par-value basis) were in diversified media, health care, chemicals and business services. The Fund had a market weight relative to the Credit Suisse Leveraged Loan Index in diversified media and health care, and an overweight in chemicals and business services. The Index has significant exposure to loans rated CCC and below and unrated loans. The Fund has maintained a conservative orientation with an intentional underweight in these riskier credits, with the goal of enhancing the stability of the Fund's net asset value.


Floating-rate funds are generally considered to have speculative characteristics that may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity. The Fund may invest in foreign securities. U.S. dollar denominated securities of foreign issuers may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. Funds that invest in bonds are subject to credit, inflation and interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 6 for more information on the Credit Suisse Leveraged Loan Index.
2. See footnote on page 6 for more information on Lipper Inc.
3. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4. London interbank offer rates (LIBOR) are floating interest rates that are widely used as reference rates in bank, corporate, and government lending agreements.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2007 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
LONG-TERM INVESTMENTS (92.9%)+

CORPORATE BONDS (0.4%)
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS (0.1%)
Berry Plastics Holding Corp.
 8.875%, due 9/15/14 (a)                            $ 1,500,000   $    1,545,000
                                                                  --------------

TELECOMMUNICATIONS (0.3%)
Qwest Corp.
 8.605%, due 6/15/13 (b)                              3,000,000        3,281,250
                                                                  --------------
Total Corporate Bonds
 (Cost $4,506,062)                                                     4,826,250
                                                                  --------------

FLOATING RATE LOANS (88.6%) (c)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.0%)
Axletech International Holdings, Inc.
 Tranche B Term Loan
 7.60%, due 10/19/12                                  1,914,286        1,922,263
 2nd Lien Term Loan
 11.85%, due 4/22/13                                  1,000,000        1,005,833
Hexcel Corp.
 Tranche B Term Loan
 7.108%, due 3/1/12                                   4,109,042        4,115,892
Spirit Aerosystems, Inc.
 Term Loan B
 7.105%, due 9/30/13                                  3,599,473        3,609,599
Transdigm, Inc.
 Term Loan
 7.348%, due 6/23/13                                  7,250,000        7,286,250
Vought Aircraft Industries, Inc.
 Tranche B Letter of Credit
 7.81%, due 12/22/10                                    560,000          563,150
 Term Loan
 7.83%, due 12/22/11                                  4,404,706        4,434,072
                                                                  --------------
                                                                      22,937,059
                                                                  --------------
AUTOMOBILE (2.5%)
Accuride Corp.
 Term Loan
 7.375%, due 1/31/12                                  2,215,455        2,226,532
Dayco Products LLC
 Tranche B Term Loan
 7.846%, due 6/21/11                                  2,878,250        2,902,234
Ford Motor Co.
 Term Loan B
 8.36%, due 12/16/13                                  5,486,250        5,520,885

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
AUTOMOBILE (CONTINUED)
Goodyear Tire & Rubber Co. (The)
 2nd Lien Term Loan
 7.10%, due 4/30/10                                 $ 4,250,000   $    4,265,058
HLI Operating Co., Inc.
 Term Loan B
 8.84%, due 6/3/09                                    1,529,428        1,533,252
Key Safety Systems, Inc.
 1st Lien Term Loan
 7.57%, due 3/8/14                                    5,750,000        5,746,406
TRW Automotive, Inc.
 Tranche E Term Loan
 6.875%, due 10/31/10                                 1,955,000        1,955,000
 Tranche B2 Term Loan
 6.875%, due 6/30/12                                  1,975,000        1,970,062
 Tranche B Term Loan
 6.938%, due 6/30/12                                  1,955,000        1,951,639
United Components, Inc.
 Term Loan D
 7.61%, due 6/29/12                                     715,114          718,689
                                                                  --------------
                                                                      28,789,757
                                                                  --------------
BEVERAGE, FOOD & TOBACCO (4.4%)
American Seafoods Group LLC
 Term Loan A
 7.10%, due 9/30/11                                   2,969,392        2,958,257
 Tranche B1 Term Loan
 7.10%, due 9/28/12                                     322,360          323,367
 Tranche B2 Term Loan
 7.10%, due 9/28/12                                   1,176,719        1,175,248
BF Bolthouse Holdco LLC
 1st Lien Term Loan
 7.625%, due 12/17/12                                 1,629,375        1,634,977
 2nd Lien Term Loan
 10.85%, due 12/16/13                                   330,000          333,850
Chiquita Brands LLC
 Term Loan B
 8.375%, due 6/28/12                                    728,365          727,454
 Term Loan C
 8.375%, due 6/28/12                                  3,954,773        3,996,793
Constellation Brands, Inc.
 New Term Loan B
 6.875%, due 6/5/13                                   7,333,333        7,345,558
Culligan International Co.
 Term Loan
 7.07%, due 9/30/11                                   3,650,593        3,649,454
Dean Foods Co.
 Tranche B Term Loan
 6.875%, due 4/2/14                                   7,750,000        7,760,904
Del Monte Corp.
 Term Loan B
 6.838%, due 2/8/12                                   2,970,000        2,973,713

 10   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
BEVERAGE, FOOD & TOBACCO (CONTINUED)
Dole Food Co., Inc.
 Credit Link Deposit
 5.226%, due 4/12/13                                $   463,842   $      463,198
 Tranche C Term Loan
 7.456%, due 4/12/13                                  3,444,027        3,439,244
 Tranche B Term Loan
 7.541%, due 4/12/13                                  1,033,208        1,031,773
Michael Foods, Inc.
 Term Loan B1
 7.36%, due 11/21/10                                  2,178,281        2,183,727
Nellson Nutraceutical, Inc.
 1st Lien Term Loan
 8.32%, due 10/4/09                                     911,541          740,627
OSI Group LLC
 Dutch Term Loan
 7.35%, due 9/2/11                                    1,083,333        1,085,365
 German Term Loan
 7.35%, due 9/2/11                                      866,667          868,292
 U.S. Term Loan
 7.35%, due 9/2/11                                    1,950,000        1,953,656
Reddy Ice Group, Inc.
 Term Loan
 7.105%, due 8/12/12                                  5,500,000        5,506,875
                                                                  --------------
                                                                      50,152,332
                                                                  --------------
BROADCASTING & ENTERTAINMENT (5.8%)
Atlantic Broadband Finance LLC
 Tranche B2 Term Loan
 7.60%, due 9/1/11                                    3,977,506        4,014,795
Bragg Communications, Inc.
 Term Loan B
 7.11%, due 8/31/11                                   2,925,000        2,932,313
V  CSC Holdings, Inc.
 Incremental Term Loan
 7.084%, due 3/29/13                                  8,930,000        8,959,022
DirectTV Holdings LLC
 Term Loan B
 6.82%, due 4/13/13                                   4,289,673        4,299,908
Emmis Operating Co.
 Term Loan B
 7.35%, due 11/1/13                                   1,286,000        1,293,394
Entravision Communications Corp.
 Term Loan
 6.85%, due 3/29/13                                   4,442,399        4,453,043
V  Insight Midwest Holdings LLC
 Initial Term Loan
 7.35%, due 4/7/14                                    8,749,083        8,790,099

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
BROADCASTING & ENTERTAINMENT (CONTINUED)
Mediacom Broadband Group
 (FKA MCC Iowa)
 Tranche A Term Loan
 6.845%, due 3/31/10                                $ 2,158,163   $    2,141,591
 Tranche D1 Term Loan
 7.104%, due 1/31/15                                  3,929,754        3,926,685
Nexstar Broadcasting, Inc.
 Mission Term Loan B
 7.10%, due 10/1/12                                   3,354,272        3,347,983
 Nexstar Term Loan B
 7.10%, due 10/1/12                                   3,177,862        3,171,903
Raycom TV Broadcasting, Inc.
 Tranche B Term Loan
 6.875%, due 8/28/13                                  3,948,077        3,938,207
Univision Communications, Inc.
 Tranche B Term Loan
 7.605%, due 9/29/14                                  7,986,577        7,966,156
UPC Broadband Holding B.V.
 Term Loan J2
 7.37%, due 4/1/13                                    4,000,000        3,999,284
 Term Loan K2
 7.37%, due 12/31/13                                  4,000,000        3,999,284
                                                                  --------------
                                                                      67,233,667
                                                                  --------------
BUILDINGS & REAL ESTATE (2.9%)
Armstrong World Industries, Inc.
 Term Loan
 7.07%, due 10/2/13                                   3,975,000        3,983,697
CB Richard Ellis Services, Inc.
 Term Loan B
 6.82%, due 12/20/13                                  7,980,000        7,994,962
General Growth Properties, Inc.
 Tranche A1 Term Loan
 6.57%, due 2/24/10                                   5,055,921        5,040,799
Landsource Communities Development LLC
 New Term Loan B
 8.07%, due 2/27/13                                   2,997,500        3,013,426
LNR Property Corp.
 Initial Tranche B Term Loan
 8.11%, due 7/12/11                                   2,171,807        2,180,726
Macerich Partnership L.P.
 Term Loan
 6.875%, due 4/26/10                                  5,000,000        4,997,915
Stile Acquisition Corp.
 Canadian Term Loan
 7.354%, due 4/6/13                                   2,945,414        2,876,612
 U.S. Term Loan
 7.354%, due 4/6/13                                   2,962,309        2,893,112
                                                                  --------------
                                                                      32,981,249
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
CARGO TRANSPORT (1.0%)
Horizon Lines LLC
 Tranche C Term Loan
 7.60%, due 7/7/11                                  $ 3,147,121   $    3,158,922
Oshkosh Truck Corp.
 Term Loan B
 7.10%, due 12/6/13                                   6,982,500        7,002,142
SIRVA Worldwide, Inc.
 Term Loan
 11.60%, due 12/1/10                                    979,132          957,510
                                                                  --------------
                                                                      11,118,574
                                                                  --------------
CHEMICALS, PLASTICS & RUBBER (7.8%)
Basell AF S.A.R.L.
 Facility B2 US
 7.57%, due 8/1/13                                    2,011,207        2,031,948
 Facility B4 US
 7.57%, due 8/1/13                                    1,002,241        1,012,577
 Facility C2 US
 8.32%, due 8/1/14                                    2,011,207        2,031,948
 Facility C4 US
 8.32%, due 8/1/14                                    1,002,241        1,012,577
Celanese U.S. Holdings LLC
 Synthetic Letter of Credit
 7.07%, due 4/2/14                                    1,928,571        1,937,410
 Dollar Term Loan
 7.099%, due 4/2/14                                   4,821,429        4,843,525
Gentek, Inc.
 1st Lien Term Loan
 7.356%, due 2/28/11                                  5,759,003        5,766,202
Hercules, Inc.
 Term Loan B
 6.82%, due 10/8/10                                   4,050,594        4,049,581
Hexion Specialty Chemicals, Inc.
 Term Loan C1
 7.875%, due 5/5/13                                   5,707,638        5,746,878
 Term Loan C2
 7.875%, due 5/5/13                                   1,239,862        1,248,386
Huntsman International LLC
 Term B Dollar Facility
 7.07%, due 8/16/12                                   6,232,559        6,241,521
INEOS Group, Ltd.
 Tranche B2 Term Loan
 7.58%, due 12/16/13                                  1,980,000        2,001,214
 Tranche A4 Term Loan
 7.581%, due 12/17/12                                 3,150,000        3,167,064
 Tranche C2 Term Loan
 8.08%, due 12/16/14                                  1,980,000        2,001,214
ISP Chemco, Inc.
 Term Loan
 7.125%, due 2/15/13                                  4,950,000        4,972,983

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
CHEMICALS, PLASTICS & RUBBER (CONTINUED)
Kraton Polymers LLC
 Term Loan
 7.375%, due 5/13/13                                $ 1,080,720   $    1,088,825
V  Lyondell Chemical Co.
 Term Loan
 6.86%, due 8/16/13                                   9,438,822        9,463,599
MacDermid, Inc.
 Term Loan B
 7.32%, due 4/12/14                                   2,000,000        2,003,334
Mosaic Co. (The)
 New Term Loan B
 7.115%, due 12/1/13                                  6,982,500        7,014,501
Nalco Co.
 Term Loan B
 7.102%, due 11/4/10                                  4,716,027        4,739,608
Polymer Group, Inc.
 Term Loan
 7.59%, due 11/22/12                                  4,448,700        4,451,480
V  Rockwood Specialties Group, Inc.
 Tranche E Term Loan
 7.355%, due 7/30/12                                  9,874,722        9,946,936
Texas Petrochemicals L.P.
 Letter of Credit
 5.36%, due 12/29/08                                    875,470          883,495
 Term Loan B
 7.938%, due 6/27/13                                  2,606,760        2,630,656
                                                                  --------------
                                                                      90,287,462
                                                                  --------------
CONTAINERS, PACKAGING & GLASS (3.0%)
Altivity Packaging LLC
 Delayed Draw 1st Lien Term Loan
 7.589%, due 6/30/13                                  1,229,409        1,241,923
 1st Lien Term Loan
 7.591%, due 6/30/13                                  4,108,357        4,150,176
 2nd Lien Term Loan
 10.32%, due 12/30/13                                 1,231,061        1,250,758
 Delayed Draw 2nd Lien
 10.32%, due 12/30/13                                   393,939          400,242
Berry Plastics Corp.
 Term Loan C
 7.32%, due 4/3/15                                    4,350,000        4,360,196
Crown Americas LLC
 Term B Dollar Loan
 7.11%, due 11/15/12                                  3,960,000        3,965,940
 Term Loan B1
 7.11%, due 11/15/12                                  1,980,000        1,982,970
Graham Packaging Holdings Co.
 1st Lien Term Loan
 7.625%, due 10/7/11                                  7,500,000        7,539,060

 12   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
CONTAINERS, PACKAGING & GLASS (CONTINUED)
Graphic Packaging International, Inc.
 Term Loan C
 7.833%, due 8/8/10                                 $ 5,695,516   $    5,706,195
Smurfit-Stone Container Enterprises, Inc.
 Deposit Fund Commitment
 5.22%, due 11/1/10                                     770,105          775,444
 Tranche B Term Loan
 7.375%, due 11/1/11                                  2,261,982        2,277,662
 Tranche C Term Loan
 7.375%, due 11/1/11                                    873,082          879,135
 Tranche C1 Term Loan
 7.375%, due 11/1/11                                    587,445          591,517
                                                                  --------------
                                                                      35,121,218
                                                                  --------------
DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS (1.3%)
Appleton Papers, Inc.
 Term Loan
 7.605%, due 6/11/10                                  2,287,832        2,287,832
Boise Cascade LLC
 Term Loan D
 6.82%, due 10/28/11                                    843,679          845,404
Georgia-Pacific Corp.
 New Term Loan B
 7.09%, due 12/20/12                                  2,992,500        3,006,840
V    Term Loan B
 7.091%, due 12/20/12                                 8,341,730        8,379,451
                                                                  --------------
                                                                      14,519,527
                                                                  --------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING (2.1%)
Aearo Technologies, Inc.
 1st Lien Term Loan
 7.85%, due 3/22/13                                   1,980,000        1,998,974
 2nd Lien Term Loan
 11.85%, due 9/24/13                                  1,500,000        1,522,500
EnerSys Capital, Inc.
 Term Loan
 7.112%, due 3/17/11                                  4,259,329        4,280,626
Invensys International Holdings, Ltd.
 Tranche A Term Loan
 7.347%, due 1/15/11                                  3,029,144        3,048,076
 Term A Bonding
 7.36%, due 12/15/10                                  2,720,856        2,737,861
Mueller Group, Inc.
 Term Loan B
 7.347%, due 10/3/12                                  4,181,388        4,205,778
Polypore, Inc. (FKA PP Acquisition Corp.)
 Term Loan
 8.32%, due 11/12/11                                  2,373,742        2,379,676

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
DIVERSIFIED/CONGLOMERATE MANUFACTURING (CONTINUED)
Walter Industries, Inc.
 Term Loan
 7.09%, due 10/3/12                                 $ 3,952,218   $    3,954,194
                                                                  --------------
                                                                      24,127,685
                                                                  --------------
DIVERSIFIED/CONGLOMERATE SERVICE (3.3%)
Affiliated Computer Services, Inc.
 First Securities Repurchase Increase
 7.32%, due 3/20/13                                   6,212,500        6,220,266
 Term Loan B
 7.32%, due 3/20/13                                     992,462          993,703
American Reprographics Co., LLC
 Term Loan C
 7.11%, due 6/18/09                                   2,672,549        2,669,208
Coinmach Corp.
 Term Loan B1
 7.875%, due 12/19/12                                 4,477,303        4,503,889
Dealer Computer Services, Inc.
 1st Lien Term Loan
 7.35%, due 10/26/12                                  6,716,250        6,741,436
 2nd Lien Term Loan
 10.85%, due 10/26/13                                   750,000          765,937
Language Line LLC
 Term Loan B1
 8.60%, due 6/10/11                                   2,005,733        2,020,776
V  SunGard Data Systems, Inc.
 Term Loan
 7.36%, due 2/28/14                                   8,372,606        8,437,494
Telcordia Technologies, Inc.
 Term Loan
 8.11%, due 9/15/12                                   2,610,651        2,574,755
VeriFone, Inc.
 Term Loan B
 7.11%, due 10/31/13                                  2,992,500        3,014,944
                                                                  --------------
                                                                      37,942,408
                                                                  --------------
ECOLOGICAL (1.8%)
Allied Waste Industries, Inc.
 Tranche A Credit-Linked Deposit
 5.334%, due 3/28/14                                  1,890,862        1,899,135
 Term Loan B
 7.097%, due 3/28/14                                  5,896,063        5,919,753
Big Dumpster Merger Sub, Inc.
 Delayed Draw Term Loan B
 7.107%, due 2/5/13 (d)                                 933,317          940,317
 Term Loan B
 7.60%, due 2/5/13                                    2,216,628        2,233,253
Duratek, Inc.
 Term Loan B
 7.63%, due 6/7/13                                    1,193,695        1,203,394

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
ECOLOGICAL (CONTINUED)
EnergySolutions LLC
 Synthetic Letter of Credit
 7.57%, due 6/7/13                                  $   125,786   $      126,808
 Term Loan
 7.63%, due 6/7/13                                    2,575,700        2,596,627
IESI Corp.
 Term Loan
 7.109%, due 1/20/12                                  4,000,000        4,003,752
Synagro Technologies, Inc.
 Term Loan B
 7.32%, due 3/31/14                                   1,000,000        1,004,375
 2nd Lien Term Loan
 10.07%, due 10/2/14                                    750,000          758,437
                                                                  --------------
                                                                      20,685,851
                                                                  --------------
ELECTRONICS (1.5%)
Advanced Micro Devices, Inc.
 Tranche B-1 Term Loan
 7.34%, due 12/31/13                                  2,716,513        2,720,064
Freescale Semiconductor, Inc.
 Term Loan B
 7.11%, due 11/29/13                                  4,992,500        4,999,260
Sanmina-SCI Corp.
 Term Loan B
 8.375%, due 1/31/08                                  3,000,000        3,011,250
Sensata Technologies Finance Co. LLC
 Term Loan
 7.10%, due 4/26/13                                   6,451,250        6,442,818
                                                                  --------------
                                                                      17,173,392
                                                                  --------------
FINANCE (1.8%)
FR Brand Acquisition Corp.
 New Term Loan
 7.625%, due 2/7/14                                   2,500,000        2,510,157
 2nd Lien Term Loan
 11.375%, due 2/7/15                                  1,000,000        1,008,125
Hertz Corp. (The)
 Letter of Credit
 5.35%, due 12/21/12                                    388,889          391,259
 Tranche B Term Loan
 7.082%, due 12/21/12                                 4,977,588        5,007,921
Rental Services Corp.
 2nd Lien Term Loan
 8.857%, due 12/2/13                                  3,000,000        3,042,000
 1st Lien Term Loan
 8.933%, due 11/30/12                                 5,223,750        5,243,339

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FINANCE (CONTINUED)
United Rentals, Inc.
 Tranche B Credit-Linked Deposit
 5.322%, due 2/14/11                                $   987,758   $      991,050
 Initial Term Loan
 7.32%, due 2/14/11                                   2,640,514        2,649,315
                                                                  --------------
                                                                      20,843,166
                                                                  --------------
GROCERY (1.3%)
Giant Eagle, Inc.
 Term Loan
 6.852%, due 11/7/12                                  5,628,750        5,641,066
Roundy's Supermarkets, Inc.
 Tranche B Term Loan
 8.09%, due 11/3/11                                   2,962,575        2,981,832
Supervalu, Inc.
 Term Loan B
 6.84%, due 6/1/12                                    5,944,962        5,965,907
                                                                  --------------
                                                                      14,588,805
                                                                  --------------
HEALTHCARE, EDUCATION & CHILDCARE (9.8%)
Accellent, Inc.
 Term Loan
 7.86%, due 11/22/12                                  2,715,625        2,708,836
Advanced Medical Optics, Inc.
 Term Loan B
 7.093%, due 4/2/14                                   2,000,000        2,010,000
AGA Medical Corp.
 Tranche B Term Loan
 7.36%, due 4/28/13                                   4,580,523        4,580,523
Alliance Imaging, Inc.
 Tranche C1 Term Loan
 7.875%, due 12/29/11                                 5,594,151        5,610,933
AMR HoldCo, Inc.
 Term Loan
 7.38%, due 2/10/12                                   3,227,084        3,233,135
Aveta Holdings LLC
 Term Loan MMM
 9.32%, due 8/22/11                                     726,026          675,204
 Term Loan PHMC
 9.32%, due 8/22/11                                     487,466          450,906
Chattem, Inc.
 Term Loan B
 7.11%, due 1/2/13                                    1,146,667        1,152,042
Community Health Systems, Inc.
 Term Loan
V    7.10%, due 8/19/11                               8,841,797        8,854,228
 Incremental Term Loan
 7.10%, due 2/29/12                                     497,500          498,199
Concentra Operating Corp.
 Term Loan
 7.332%, due 9/30/11                                  2,539,530        2,545,087

 14   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
DaVita, Inc.
 Tranche B1 Term Loan
 6.842%, due 10/5/12                                $ 6,781,804   $    6,798,230
Fenwal, Inc.
 1st Lien Term Loan
 7.61%, due 2/28/14                                   2,142,857        2,141,518
 2nd Lien Term Loan
 10.61%, due 8/28/14                                    500,000          503,750
Fresenius Medical Care Holdings, Inc.
 Term Loan
 6.726%, due 3/31/13                                  5,945,038        5,936,495
Gentiva Health Services, Inc.
 Term Loan B
 7.585%, due 3/31/13                                  2,700,000        2,702,533
HCA, Inc.
 Term Loan A
 7.60%, due 11/16/12                                  3,959,091        3,989,279
 Term Loan B
 7.60%, due 11/18/13                                  2,992,500        3,022,542
V  Health Management Associates, Inc.
 Term Loan B
 7.10%, due 2/28/14                                   8,250,000        8,279,791
HealthSouth Corp.
 Term Loan B
 7.847%, due 3/10/13                                  7,162,314        7,205,453
LifePoint Hospitals, Inc.
 Term Loan B
 6.985%, due 4/15/12                                  6,083,442        6,059,108
Quintiles Transnational Corp.
 Term Loan B
 7.35%, due 3/31/13                                   1,485,000        1,485,465
 2nd Lien Term Loan C
 9.35%, due 3/31/14                                     500,000          506,250
Rural/Metro Operating Co. LLC
 Letter of Credit Facility Deposits
 5.17%, due 3/4/11                                      411,765          413,824
 Term Loan B1
 7.772%, due 3/4/11                                   1,094,118        1,099,588
Select Medical Corp.
 Term Loan B
 7.361%, due 2/24/12                                  5,387,538        5,364,274
Sun Healthcare Group, Inc.
 Term Loan B
 (zero coupon), due 4/12/14 (e)                       1,071,429        1,073,215
Sunrise Medical Holdings, Inc.
 Term Loan B1
 8.875%, due 5/13/10                                  2,694,167        2,640,283

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
U.S. Oncology, Inc.
 Term Loan B
 7.615%, due 8/20/11                                $ 5,903,599   $    5,936,807
Vanguard Health Holding Co. LLC
 Replacement Term Loan
 7.60%, due 9/23/11                                   6,841,486        6,881,393
VWR International, Inc.
 Term Loan B
 7.61%, due 4/7/11                                    3,723,663        3,742,281
Warner Chilcott Corp.
 Dovonex Delayed Draw Term Loan
 7.35%, due 1/18/12                                     352,559          353,352
 Tranche C Term Loan
 7.35%, due 1/18/12                                     647,419          650,078
 Tranche B Term Loan
 7.355%, due 1/18/12                                  4,358,112        4,376,010
                                                                  --------------
                                                                     113,480,612
                                                                  --------------
HOME & OFFICE FURNISHINGS, HOUSEWARES, & DURABLE
 CONSUMER PRODUCTS (1.4%)
Berkline/Benchcraft Holdings LLC
 1st Lien Term Loan
 11.029%, due 11/3/11 (e)                             2,921,377        1,931,388
 2nd Lien Term Loan
 17.25%, due 5/3/12 (e)(f)                              761,377           76,138
Jarden Corp.
 Term Loan B1
 7.10%, due 1/24/12                                   3,668,496        3,672,062
 Term Loan B2
 7.10%, due 1/24/12                                     385,986          386,066
National Bedding Co. LLC
 1st Lien Term Loan
 7.355%, due 2/23/13                                  2,947,612        2,949,086
 2nd Lien Term Loan
 10.36%, due 8/31/12                                  1,000,000        1,015,000
Sealy Mattress Co.
 Term Loan E
 6.853%, due 8/25/12                                  1,571,429        1,571,821
Simmons Co.
 Tranche D Term Loan
 7.432%, due 12/19/11                                 4,531,867        4,548,862
                                                                  --------------
                                                                      16,150,423
                                                                  --------------
HOTELS, MOTELS, INNS & GAMING (1.5%)
Boyd Gaming Corp.
 Term Loan
 6.82%, due 6/30/11                                   3,398,875        3,404,823
Penn National Gaming, Inc.
 Term Loan B
 7.114%, due 10/3/12                                  7,894,887        7,944,230

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
HOTELS, MOTELS, INNS & GAMING (CONTINUED)
Venetian Casino Resort LLC/Las Vegas Sands, Inc.
 Delayed Draw Term Loan B
 7.09%, due 6/15/11                                 $ 1,025,641   $    1,028,600
 Term Loan B
 7.09%, due 6/15/11                                   4,974,359        4,988,710
                                                                  --------------
                                                                      17,366,363
                                                                  --------------
INSURANCE (0.3%)
USI Holdings Corp.
 Tranche B Term Loan
 7.57%, due 3/24/11                                   3,979,868        3,979,868
                                                                  --------------

LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT (5.1%)
Affinity Group, Inc.
 Term Loan
 7.82%, due 6/24/09                                   2,524,460        2,527,615
AMC Entertainment, Inc.
 Term Loan
 7.07%, due 1/26/13                                   4,443,750        4,462,125
Bombardier Recreational Products, Inc.
 Term Loan
 7.86%, due 6/28/13                                   4,556,962        4,584,021
Cedar Fair, L.P.
 U.S. Term Loan
 7.32%, due 8/30/12                                   4,962,500        5,007,162
Cinemark USA, Inc.
 Term Loan
 (zero coupon), due 10/5/13                           4,000,000        4,013,332
Easton-Bell Sports, Inc.
 Tranche B Term Loan
 7.07%, due 3/16/12                                   5,942,481        5,946,195
Metro-Goldwyn-Mayer Studios, Inc.
 Tranche B Term Loan
 8.60%, due 4/8/12                                    4,815,519        4,817,402
Regal Cinemas Corp.
 Term Loan
 7.10%, due 10/27/13                                  6,503,478        6,519,444
Six Flags Theme Parks, Inc.
 Tranche B1 Term Loan
 8.604%, due 6/30/09                                  5,247,396        5,275,822
Town Sports International, Inc.
 Term Loan
 7.125%, due 2/27/14                                  1,500,000        1,503,750
Universal City Development Partners, Ltd.
 Term Loan
 7.36%, due 6/9/11                                    3,729,792        3,746,109

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT (CONTINUED)
Wimar Opco LLC
 Term Loan B
 7.85%, due 1/3/12                                  $ 4,951,059   $    4,998,094
WMG Acquisition Corp.
 Term Loan
 7.359%, due 2/28/11                                  4,856,948        4,872,733
                                                                  --------------
                                                                      58,273,804
                                                                  --------------
MACHINERY (2.1%)
Baldor Electric Co.
 Term Loan B
 7.125%, due 1/31/14                                  5,247,237        5,265,823
Coinstar, Inc.
 Term Loan
 7.35%, due 7/7/11                                    1,118,838        1,123,034
Colfax Corp.
 New Term Loan B
 7.625%, due 11/30/11                                 1,959,932        1,969,731
Flowserve Corp.
 Term Loan B
 6.875%, due 8/10/12                                  5,359,073        5,361,752
Generac CCMP Acquisition Corp.
 Term Loan B
 7.85%, due 11/11/13                                  2,970,000        2,970,000
Gleason Corp.
 1st Lien Term Loan
 7.603%, due 6/30/13                                  1,450,980        1,460,049
 2nd Lien Term Loan
 10.875%, due 12/30/13                                  882,353          888,971
RBS Global, Inc.
 Term Loan B
 7.858%, due 7/19/13                                  4,836,066        4,867,805
                                                                  --------------
                                                                      23,907,165
                                                                  --------------
MINING, STEEL, IRON & NON-PRECIOUS METALS (2.0%)
Aleris International, Inc.
 New Term Loan B
 7.375%, due 12/19/13                                 3,985,511        3,993,813
Freeport McMoran Copper & Gold, Inc.
 Term Loan B
 7.07%, due 3/19/14                                   4,359,794        4,372,446
Magnum Coal Co.
 Funded Letter of Credit
 8.57%, due 3/21/13                                     390,764          390,764
 Term Loan
 8.57%, due 3/21/13                                   3,866,978        3,866,978
Novelis Corp.
 U.S. Term Loan B1
 7.61%, due 1/9/12                                    3,584,558        3,587,357
Novelis, Inc.
 Canadian Term Loan B2
 7.61%, due 1/9/12                                    2,063,837        2,065,448

 16   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
MINING, STEEL, IRON & NON-PRECIOUS METALS (CONTINUED)
Tube City IMS Corp.
  Synthetic Letter of Credit
 5.25%, due 1/25/14                                 $   540,541   $      543,750
 Term Loan
 7.57%, due 1/25/14                                   4,459,459        4,485,940
                                                                  --------------
                                                                      23,306,496
                                                                  --------------
OIL & GAS (2.7%)
Babcock & Wilcox Co. (The)
 Synthetic Letter of Credit
 8.10%, due 2/22/12                                   2,500,000        2,518,750
Dresser, Inc.
 Term B1 Loan
 10.00%, due 10/31/13                                 4,618,761        4,634,155
Energy Transfer Co., L.P.
 Term Loan B
 7.08%, due 11/1/12                                   7,000,000        7,042,497
EPCO Holdings, Inc.
 Institutional Term Loan C
 7.175%, due 8/18/10                                  3,163,307        3,159,985
IFM Colonial Pipeline 2 LLC
 Term Loan B
 7.36%, due 2/27/12                                   4,000,000        4,035,000
Regency Gas Services LLC
 Term Loan B
 7.83%, due 8/15/13                                      83,333           83,542
Targa Resources, Inc.
 Synthetic Letter of Credit
 5.225%, due 10/31/12                                 1,162,074        1,169,518
 Term Loan
 7.356%, due 10/31/12                                 4,769,345        4,799,897
Vulcan Energy Corp.
 Term Loan B
 6.86%, due 8/12/11                                   4,000,000        4,002,500
                                                                  --------------
                                                                      31,445,844
                                                                  --------------
PERSONAL & NONDURABLE CONSUMER PRODUCTS (1.8%)
ACCO Brands Corp.
 U.S. Term Loan
 7.107%, due 8/17/12                                  2,535,949        2,552,593
Hillman Cos., Inc.
 Term Loan B
 8.375%, due 3/31/11                                  1,974,898        1,988,476
JohnsonDiversey, Inc.
 New Term Loan B
 7.86%, due 12/16/11                                  3,925,910        3,968,439
Mega Bloks, Inc.
 Term Loan B
 7.125%, due 7/26/12                                  3,209,171        3,203,154

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
PERSONAL & NONDURABLE CONSUMER PRODUCTS (CONTINUED)
Solo Cup Co.
 Term Loan B1
 8.847%, due 2/27/11                                $ 3,841,716   $    3,897,540
Visant Corp.
 Term Loan C
 7.33%, due 12/21/11                                  5,584,523        5,605,465
                                                                  --------------
                                                                      21,215,667
                                                                  --------------
PERSONAL TRANSPORTATION (0.5%)
United Airlines, Inc.
 Term Loan B
 7.375%, due 2/1/14                                   5,970,000        5,967,666
                                                                  --------------

PERSONAL, FOOD & MISCELLANEOUS SERVICES (0.7%)
Aramark Corp.
 Synthetic Letter of Credit
 5.20%, due 1/27/14                                     661,848          664,782
 Term Loan
 7.475%, due 1/27/14                                  7,288,486        7,320,788
                                                                  --------------
                                                                       7,985,570
                                                                  --------------
PRINTING & PUBLISHING (5.4%)
Cenveo Corp.
 Delayed Draw Term Loan
 7.10%, due 6/21/13                                      55,172           55,207
 Term Loan C
 7.10%, due 6/21/13                                   5,655,172        5,658,707
Dex Media East LLC
 Term Loan B
 6.847%, due 5/8/09                                   4,339,246        4,332,837
Dex Media West LLC
 Tranche B2 Term Loan
 6.852%, due 3/9/10                                   2,267,606        2,267,890
 Tranche B1 Term Loan
 6.859%, due 3/9/10                                   1,439,907        1,440,267
Hanley Wood LLC
 New Term Loan B
 7.597%, due 3/8/14                                   6,792,774        6,775,792
V  Idearc, Inc.
 Term Loan B
 7.35%, due 11/17/14                                  8,977,500        9,034,247
Lamar Media Corp.
 Term Loan B
 6.875%, due 3/31/14                                  1,750,000        1,754,375
Medianews Group, Inc.
 Term Loan C
 7.09%, due 8/2/13                                    2,481,250        2,479,183
Merrill Communications LLC
 Term Loan
 7.583%, due 12/22/12                                 5,431,250        5,451,617

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
PRINTING & PUBLISHING (CONTINUED)
New Publishing Acquisition, Inc.
 Tranche B Term Loan
 7.61%, due 8/5/12                                  $ 4,125,687   $    4,148,036
Nielsen Finance LLC
 Dollar Term Loan
 7.61%, due 8/9/13                                    4,477,500        4,513,414
Penton Media, Inc.
 Term Loan B
 7.605%, due 2/1/13                                   5,500,000        5,518,045
R.H. Donnelley, Inc.
 Tranche A4 Term Loan
 6.57%, due 12/31/09                                    272,566          271,487
 Tranche D1 Term Loan
 6.85%, due 6/30/11                                     987,374          986,551
 Tranche D2 Term Loan
 6.851%, due 6/30/11                                  4,044,086        4,045,602
Riverdeep Interactive Learning USA, Inc.
 Term Loan B
 8.10%, due 12/20/13                                  3,491,189        3,511,762
                                                                  --------------
                                                                      62,245,019
                                                                  --------------
RETAIL STORE (3.1%)
Eye Care Centers of America, Inc.
 Term Loan B
 7.847%, due 3/1/12                                   3,652,211        3,652,211
General Nutrition Centers, Inc.
 Term Loan B
 7.60%, due 9/16/13                                   3,000,000        2,993,250
Jean Coutu Group (PJC), Inc. (The)
 Term Loan B
 7.875%, due 7/30/11                                  6,766,117        6,769,372
Michaels Stores, Inc.
 Term Loan B
 8.125%, due 10/31/13                                 6,819,896        6,865,364
Neiman Marcus Group, Inc. (The)
 Term Loan B
 7.346%, due 4/6/13                                   4,927,027        4,967,444
Petco Animal Supplies, Inc.
 Term Loan B
 7.853%, due 10/25/13                                 4,987,500        5,023,131
Yankee Candle Co., Inc. (The)
 Term Loan B
 7.35%, due 2/6/14                                    5,000,000        5,021,250
                                                                  --------------
                                                                      35,292,022
                                                                  --------------
TELECOMMUNICATIONS (2.2%)
Centennial Cellular Operating Co. LLC
 Term Loan
 7.351%, due 2/9/11                                   6,269,123        6,314,837

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
TELECOMMUNICATIONS (CONTINUED)
MetroPCS Wireless, Inc.
 Term Loan B
 7.625%, due 11/4/13                                $ 4,975,000   $    5,005,472
PanAmSat Corp.
 Term Loan B2
 7.349%, due 1/3/14                                   5,970,000        6,011,420
Windstream Corp.
 Tranche B Term Loan
 6.86%, due 7/17/13                                   7,500,000        7,538,843
                                                                  --------------
                                                                      24,870,572
                                                                  --------------
TEXTILES & LEATHER (0.8%)
Springs Windows Fashions LLC
 Term Loan B
 8.125%, due 12/31/12                                 2,832,408        2,844,800
St. Johns Knits International, Inc.
 Term Loan B
 8.35%, due 3/23/12                                   3,971,499        3,991,357
William Carter Co. (The)
 Term Loan
 6.846%, due 7/14/12                                  2,282,902        2,279,336
                                                                  --------------
                                                                       9,115,493
                                                                  --------------
UTILITIES (6.7%)
AES Corp.
 Term Loan
 7.345%, due 4/30/08                                  2,000,000        2,009,584
Boston Generating LLC
 Synthetic Letter of Credit
 5.225%, due 12/20/13                                   948,276          953,610
 1st Lien Term Loan
 7.60%, due 12/20/13                                  4,275,491        4,299,541
 Revolving Credit Commitment
 7.60%, due 12/20/13                                    265,517          267,011
Cogentrix Delaware Holdings, Inc.
 Term Loan
 6.85%, due 4/14/12                                   3,622,813        3,626,588
Coleto Creek Power, L.P.
 Synthetic Letter of Credit
 5.25%, due 6/28/13                                     350,318          351,486
 Term Loan
 8.10%, due 6/28/13                                   5,111,059        5,128,094
Covanta Energy Corp.
 Funded Letter of Credit
 5.275%, due 2/10/14                                  3,644,330        3,645,471
 Term Loan B
 6.875%, due 2/10/14                                  5,855,670        5,857,503
Electrical Components International Holdings Co.
 1st Lien Term Loan
 7.88%, due 5/1/13                                    4,685,161        4,685,161

 18   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
UTILITIES (CONTINUED)
InfrastruX Group, Inc.
 Delayed Draw Term Loan
 8.23%, due 11/5/12 (d)                             $ 3,726,727   $    3,745,362
KGen LLC
 1st Lien Term Loan
 7.125%, due 2/8/14                                   2,805,469        2,807,222
 Synthetic Letter of Credit
 7.125%, due 2/8/14                                   1,687,500        1,688,555
LSP Gen Finance Co. LLC
 1st Lien Term Loan
 7.10%, due 5/6/13                                    4,888,889        4,897,444
 Delayed Draw 1st Lien Term Loan
 7.10%, due 5/6/13                                      217,523          217,904
 2nd Lien Term Loan
 8.85%, due 5/5/14                                    1,750,000        1,763,489
Midwest Generation LLC
 Term Loan B
 6.844%, due 4/27/11                                  2,213,262        2,217,689
Mirant North America LLC
 Term Loan
 7.07%, due 1/3/13                                    7,205,505        7,213,165
NRG Energy, Inc.
 Credit Link Deposit
 7.35%, due 2/1/13                                    1,485,305        1,495,516
 Term Loan B
 7.35%, due 2/1/13                                    6,600,944        6,647,507
Pike Electric, Inc.
 Term Loan B
 7.125%, due 7/2/12                                   1,303,188        1,302,644
 Term Loan C
 7.125%, due 12/10/12                                   494,543          494,336
TPF Generation Holdings LLC
 Synthetic Letter of Credit
 5.25%, due 12/16/13                                    481,737          484,748
 Synthetic Revolver
 7.35%, due 12/16/11                                    151,015          151,958
 Term Loan B
 7.35%, due 12/15/13                                  2,560,831        2,576,836
 2nd Lien Term Loan C
 9.60%, due 12/15/14                                  1,600,000        1,629,667
USPF Holdings LLC
 Term Loan
 7.083%, due 4/11/14                                  5,200,000        5,219,500
 Synthetic Letter of Credit
 7.10%, due 4/11/14                                   1,300,000        1,304,875
                                                                  --------------
                                                                      76,682,466
                                                                  --------------

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
Total Floating Rate Loans
 (Cost $1,021,676,599)                                            $1,019,787,202
                                                                  --------------

FOREIGN FLOATING RATE LOANS (3.9%) (c)
--------------------------------------------------------------------------------
BROADCASTING & ENTERTAINMENT (0.3%)
VTR Globalcom S.A.
 Term Loan B
 8.321%, due 9/19/14 (e)                            $ 3,500,000        3,500,000
                                                                  --------------

CARGO TRANSPORT (0.4%)
Laidlaw International, Inc.
 Canadian Term Loan B
 7.09%, due 7/31/13                                     995,000          997,488
 Term Loan B
 7.09%, due 7/31/13                                   2,985,000        2,992,463
                                                                  --------------
                                                                       3,989,951
                                                                  --------------
CHEMICALS, PLASTICS & RUBBER (1.3%)
Brenntag Holding GmbH and Co.
 Acquisition Term Loan
 7.887%, due 1/20/14                                  1,904,727        1,924,965
 Term Loan B2
 7.887%, due 1/20/14                                  3,777,091        3,813,683
Invista B.V.
 Tranche B1 Term Loan
 6.85%, due 4/29/11                                   4,087,744        4,087,744
 Tranche B2 Term Loan
 6.85%, due 4/29/11                                   2,027,333        2,027,333
Lucite International US Finco, Ltd.
 Delayed Draw Term Loan B2
 3.108%, due 7/8/13 (d)                                 302,290          305,691
 Term Loan B1
 8.07%, due 7/8/13                                    3,307,071        3,344,275
                                                                  --------------
                                                                      15,503,691
                                                                  --------------
FINANCE (0.4%)
Ashtead Group PLC
 Term Loan
 7.125%, due 8/31/11                                  4,500,000        4,504,221
                                                                  --------------

PRINTING & PUBLISHING (0.7%)
V  Yell Group PLC
 Term Loan B1
 7.32%, due 10/27/12                                  8,000,000        8,055,000
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FOREIGN FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
RETAIL STORE (0.4%)
Dollarama Group, L.P.
 Replacement Term Loan B
 7.355%, due 11/18/11                               $ 4,910,500   $    4,938,122
                                                                  --------------

TELECOMMUNICATIONS (0.4%)
Intelsat Subsidiary Holding Co.
 Tranche B Term Loan
 7.349%, due 7/3/13                                   4,885,563        4,914,876
                                                                  --------------
Total Foreign Floating Rate Loans
 (Cost $45,297,224)                                                   45,405,861
                                                                  --------------
Total Long-Term Investments
 (Cost $1,071,479,885)                                             1,070,019,313
                                                                  --------------

SHORT-TERM INVESTMENTS (6.6%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (4.3%)
AIG Funding, Inc.
 5.20%, due 5/3/07                                    5,000,000        4,998,556
Caterpillar Finance Service Co.
 5.20%, due 5/10/07                                   4,500,000        4,494,150
McGraw-Hill Cos. (The), Inc.
 5.21%, due 5/2/07                                    5,000,000        4,999,276
Merrill Lynch & Co., Inc.
 5.23%, due 5/7/07                                   10,000,000        9,991,283
National Rural Utilities Cooperative Finance Corp.
 5.26%, due 5/9/07                                    5,000,000        4,994,156
New Jersey Natural Gas
 5.23%, due 5/4/07                                    5,000,000        4,997,821
NSTAR Electric Co.
 5.24%, due 5/1/07                                    5,000,000        5,000,000
 5.24%, due 5/4/07                                    5,000,000        4,997,817
Paccar Financial Corp.
 5.23%, due 5/11/07                                   5,000,000        4,992,736
                                                                  --------------
Total Commercial Paper
 (Cost $49,465,795)                                                   49,465,795
                                                                  --------------

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
REPURCHASE AGREEMENT (2.3%)
Wachovia Capital Markets LLC
 5.21%, dated 4/30/07
 due 5/1/07
 Proceeds at Maturity $26,692,862
 (Collateralized by various Federal Agencies,
 with rates between 3.375%-5.70%
 and maturity dates between 1/15/08--5/11/17,
 with a Principal Amount of
 $27,488,000 and a Market Value of
 $27,223,022)                                       $26,689,000   $   26,689,000
                                                                  --------------
Total Repurchase Agreement
 (Cost $26,689,000)                                                   26,689,000
                                                                  --------------
Total Short-Term Investments
 (Cost $76,154,795)                                                   76,154,795
                                                                  --------------
Total Investments
 (Cost $1,147,634,680) (g)                                 99.5%   1,146,174,108(h)
Cash and Other Assets,
 Less Liabilities                                           0.5        5,572,750
                                                    -----------   --------------
Net Assets                                                100.0%  $1,151,746,858
                                                    ===========   ==============

(a) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b) Floating rate. Rate shown is the rate in effect at April 30, 2007.
(c) Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London
     Inter-Bank Offered Rate ("LIBOR") or other short-term rates.
     The rate shown is the rate(s) in effect at April 30, 2007.
     Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan. Under procedures adopted by the Board, the loans are deemed to be liquid except those identified with a footnote (e). (See footnote
     (e) below).
(d)  This security has additional commitments and contingencies.
     Principal amount and value exclude unfunded commitment.
(e) Illiquid security. The total market value of these securities at April 30, 2007 is $6,580,741, which represents
     0.6% of the Fund's net assets.
(f)  Issue in default.
(g) The cost stated also represents the aggregate cost for federal tax purposes.
(h)  At April 30, 2007 net unrealized depreciation was
     $1,460,572, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,417,592 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,878,164.

 20   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,147,634,680)            $1,146,174,108
Cash                                              13,866,967
Unrealized appreciation on unfunded
  commitments                                         11,520
Receivables:
  Fund shares sold                                 9,239,562
  Interest                                         8,955,788
  Investment securities sold                       2,692,791
Other assets                                         148,752
                                              --------------
    Total assets                               1,181,089,488
                                              --------------
LIABILITIES:
Unrealized depreciation on unfunded
  commitments                                          1,536
Payables:
  Investment securities purchased                 23,217,411
  Fund shares redeemed                             2,916,769
  Manager (See Note 3)                               577,968
  NYLIFE Distributors (See Note 3)                   424,982
  Transfer agent (See Note 3)                        255,720
  Shareholder communication                           97,244
  Professional fees                                   94,740
  Custodian                                            4,137
  Directors                                           12,961
Dividend payable                                   1,739,162
                                              --------------
    Total liabilities                             29,342,630
                                              --------------
Net assets                                    $1,151,746,858
                                              ==============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                     $       78,274
  Class B                                              5,445
  Class C                                             25,811
  Class I                                              6,327
Additional paid-in capital                     1,158,802,317
Accumulated distributions in excess of net
  investment income                                 (380,197)
Accumulated net realized loss on investments      (5,340,531)
Net unrealized depreciation on investments        (1,460,572)
Net unrealized appreciation on unfunded
  commitments                                          9,984
                                              --------------
Net assets                                    $1,151,746,858
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  778,009,182
                                              ==============
Shares of capital stock outstanding               78,273,730
                                              ==============
Net asset value per share outstanding         $         9.94
Maximum sales charge (3.00% of offering
  price)                                                0.31
                                              --------------
Maximum offering price per share outstanding  $        10.25
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $   54,163,194
                                              ==============
Shares of capital stock outstanding                5,445,269
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         9.95
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  256,674,446
                                              ==============
Shares of capital stock outstanding               25,810,824
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         9.94
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $   62,900,036
                                              ==============
Shares of capital stock outstanding                6,326,780
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         9.94
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $39,942,649
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             3,231,179
  Distribution/Service--Class A (See Note 3)         904,893
  Service--Class B (See Note 3)                       66,518
  Service--Class C (See Note 3)                      305,672
  Distribution--Class B (See Note 3)                 199,555
  Distribution--Class C (See Note 3)                 917,018
  Transfer agent--Classes A, B and C
    (See Note 3)                                     402,035
  Transfer agent--Class I (See Note 3)                 3,564
  Shareholder communication                          144,144
  Professional fees                                  112,245
  Registration                                        71,299
  Directors                                           23,099
  Custodian                                            8,562
  Miscellaneous                                       37,714
                                                 ------------
    Total expenses                                 6,427,497
                                                 ------------
Net investment income                             33,515,152
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                    (509,289)
Net change in unrealized depreciation on
  investments and unfunded commitments             1,970,264
                                                 ------------
Net realized and unrealized gain on investments
  and unfunded commitments                         1,460,975
                                                 ------------
Net increase in net assets resulting from
  operations                                     $34,976,127
                                                 ============

 22   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2006

                                             2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income             $   33,515,152   $   50,393,418
 Net realized loss on investments        (509,289)      (1,436,506)
 Net change in unrealized
  appreciation (depreciation) on
  investments                           1,970,264       (4,340,716)
                                   -------------------------------
 Net increase in net assets
  resulting from operations            34,976,127       44,616,196
                                   -------------------------------

Dividends to shareholders:
 From net investment income:
   Class A                            (23,202,084)     (34,614,958)
   Class B                             (1,511,323)      (2,670,914)
   Class C                             (6,934,148)     (10,694,929)
   Class I                             (1,869,923)      (2,380,488)
                                   -------------------------------
 Total dividends to shareholders      (33,517,478)     (50,361,289)
                                   -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                            224,030,805      461,947,197
   Class B                              7,951,341       21,350,806
   Class C                             51,270,859      142,509,075
   Class I                             20,207,455       40,394,940
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Class A                             15,448,287       22,752,783
   Class B                              1,224,799        2,112,975
   Class C                              4,303,605        6,670,825
   Class I                              1,848,463        2,339,168
                                   -------------------------------
                                      326,285,614      700,077,769
 Cost of shares redeemed+:
   Class A                           (157,098,764)    (311,626,366)
   Class B                             (6,329,004)     (14,431,800)
   Class C                            (41,700,369)     (73,374,836)
   Class I                             (6,958,987)      (4,037,272)
                                   -------------------------------
                                     (212,087,124)    (403,470,274)
 Net asset value of shares converted (See Note
  1):
   Class A                              2,225,977       17,416,899
   Class B                             (2,225,977)     (17,416,899)
   Increase in net assets derived
    from capital share
    transactions                      114,198,490      296,607,495
                                   -------------------------------
   Net increase in net assets         115,657,139      290,862,402

                                             2007             2006

NET ASSETS:
Beginning of period                $1,036,089,719   $  745,227,317
                                   -------------------------------
End of period                      $1,151,746,858   $1,036,089,719
                                   ===============================
Accumulated distributions in
 excess of net investment income
 at end of period                  $     (380,197)  $     (377,871)
                                   ===============================

+ Cost of shares redeemed net of redemption fees of $31,544 for the six months ended April 30, 2007 and $99,928 for the year ended October 31, 2006 (See
   Note 2(I)).

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         CLASS A
                                ---------------------------------------------------------
                                SIX MONTHS                                  MAY 3, 2004*
                                  ENDED                                        THROUGH
                                APRIL 30,       YEAR ENDED OCTOBER 31,       OCTOBER 31,
                                  2007**          2006          2005            2004
Net asset value at beginning
  of period                      $   9.93       $   9.99      $  10.03        $  10.00
                                ----------      --------      --------      -------------
Net investment income                0.32           0.59          0.40(a)         0.14(a)
Net realized and unrealized
  gain (loss) on investments         0.01          (0.06)        (0.03)           0.04
                                ----------      --------      --------      -------------
Total from investment
  operations                         0.33           0.53          0.37            0.18
                                ----------      --------      --------      -------------
Less dividends:
  From net investment income        (0.32)         (0.59)        (0.41)          (0.15)
                                ----------      --------      --------      -------------
Redemption fee                       0.00(b)        0.00(b)       0.00(b)         0.00(b)
                                ----------      --------      --------      -------------
Net asset value at end of
  period                         $   9.94       $   9.93      $   9.99        $  10.03
                                ==========      ========      ========      =============
Total investment return (c)          3.44%(d)       5.34%         3.72%           1.79%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income              6.41%+         5.95%         4.11%           2.83%+
  Net expenses                       1.00%+         1.00%         1.04%           1.07%+
Portfolio turnover rate                 5%             8%           13%              3%
Net assets at end of period
  (in 000's)                     $778,009       $692,411      $505,726        $254,969

                                                         CLASS C
                                ---------------------------------------------------------
                                SIX MONTHS                                  MAY 3, 2004*
                                  ENDED                                        THROUGH
                                APRIL 30,       YEAR ENDED OCTOBER 31,       OCTOBER 31,
                                  2007**          2006          2005            2004
Net asset value at beginning
  of period                      $   9.93       $   9.99      $  10.03         $ 10.00
                                ----------      --------      --------      -------------
Net investment income                0.28           0.51          0.33(a)         0.10(a)
Net realized and unrealized
  gain (loss) on investments         0.01          (0.06)        (0.04)           0.04
                                ----------      --------      --------      -------------
Total from investment
  operations                         0.29           0.45          0.29            0.14
                                ----------      --------      --------      -------------
Less dividends:
  From net investment income        (0.28)         (0.51)        (0.33)          (0.11)
                                ----------      --------      --------      -------------
Redemption fee                       0.00(b)        0.00(b)       0.00(b)         0.00(b)
                                ----------      --------      --------      -------------
Net asset value at end of
  period                         $   9.94       $   9.93      $   9.99         $ 10.03
                                ==========      ========      ========      =============
Total investment return (c)          2.95%(d)       4.66%         2.94%           1.41%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income              5.66%+         5.20%         3.36%           2.08%+
  Net expenses                       1.75%+         1.75%         1.79%           1.82%+
Portfolio turnover rate                 5%             8%           13%              3%
Net assets at end of period
  (in 000's)                     $256,674       $242,469      $168,021         $85,807

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.

 24   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                             CLASS B
    ---------------------------------------------------------
    SIX MONTHS                                  MAY 3, 2004*
      ENDED                                        THROUGH
    APRIL 30,       YEAR ENDED OCTOBER 31,       OCTOBER 31,
      2007**          2006          2005            2004
     $  9.93        $  9.99       $ 10.03          $ 10.00
    ----------      --------      --------      -------------
        0.28           0.51          0.33(a)          0.10(a)
        0.02          (0.06)        (0.04)            0.04
    ----------      --------      --------      -------------
        0.30           0.45          0.29             0.14
    ----------      --------      --------      -------------
       (0.28)         (0.51)        (0.33)           (0.11)
    ----------      --------      --------      -------------
        0.00(b)        0.00(b)       0.00(b)          0.00(b)
    ----------      --------      --------      -------------
     $  9.95        $  9.93       $  9.99          $ 10.03
    ==========      ========      ========      =============
        3.06%(d)       4.66%         2.95%            1.41%(d)
        5.66%+         5.20%         3.36%            2.08%+
        1.75%+         1.75%         1.79%            1.82%+
           5%             8%           13%               3%
     $54,163        $53,466       $62,196          $38,233

                             CLASS I
    ----------------------------------------------------------
    SIX MONTHS                                   MAY 3, 2004*
      ENDED                                         THROUGH
    APRIL 30,       YEAR ENDED OCTOBER 31,        OCTOBER 31,
      2007**          2006           2005            2004
     $  9.93         $  9.99        $10.03          $10.00
    ----------      ---------      --------      -------------
        0.33            0.61          0.43(a)         0.15(a)
        0.01           (0.06)        (0.04)           0.04
    ----------      ---------      --------      -------------
        0.34            0.55          0.39            0.19
    ----------      ---------      --------      -------------
       (0.33)          (0.61)        (0.43)          (0.16)
    ----------      ---------      --------      -------------
        0.00(b)         0.00(b)       0.00(b)         0.00(b)
    ----------      ---------      --------      -------------
     $  9.94         $  9.93        $ 9.99          $10.03
    ==========      =========      ========      =============
        3.49%(d)        5.71%         3.98%           1.92%(d)
        6.72%+          6.20%         4.36%           3.08%+
        0.69%+          0.75%         0.79%           0.82%+
           5%              8%           13%              3%
     $62,900         $47,743        $9,284          $2,298

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    25

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Floating Rate Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced on May 3, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within four years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to sales charge. Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide high current income.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business.

Loans are valued at the average of bid quotations obtained from a pricing service. The Company has engaged an independent pricing service to provide market value quotations from dealers in loans. As of April 30, 2007, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2007, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all federal and state income and excise taxes.

 26   MainStay Floating Rate Fund

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and are paid monthly and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
28) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets & liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts. (See Note 5 on page 29.)

(I) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of the Fund's shares made within 60 days of their date of purchase. The redemption fee is designed to offset brokerage commissions and other costs to the Fund associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

                                                    www.mainstayfunds.com     27

(J) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.60% of the average daily net assets of the Fund.

The Manager has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.15%; Class B, 1.90%; Class C, 1.90%; and Class I, 0.90%. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.90% of the Fund's average daily net assets for its Class I shares. The Manager also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. For the six months ended April 30, 2007, the Manager earned fees from the Fund in the amount of $3,231,179. It was unnecessary for the Manager to reimburse the Fund for expenses for the six months ended April 30, 2007.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $74,404 for the six months ended April 30, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $73,646, $39,464 and $84,390, respectively, for the six months ended April 30, 2007.

 28   MainStay Floating Rate Fund

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2007, amounted to $405,599.

(E) INDEPENDENT DIRECTORS FEES. For the six months ended April 30, 2007, Independent Directors were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board Meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Directors receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and other registered investment companies managed by NYLIM that are served by the Directors.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) CAPITAL. At April 30, 2007, New York Life and its affiliates held beneficially, shares of the Fund with the following values and percentages of net assets as follows:

Class A                             $14,647,428        1.9%
--------------------------------------------------------------
Class B                                   1,112        0.0*
--------------------------------------------------------------
Class C                                   1,111        0.0*
--------------------------------------------------------------
Class I                                   1,141        0.0*
--------------------------------------------------------------

* Less than one-tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2007, these fees, which are included in Professional fees shown on the Statement of Operations, were $25,497.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2006, for federal income tax purposes, capital loss carryforwards of $4,831,242 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS           CAPITAL LOSS
        AVAILABLE THROUGH       AMOUNTS (000'S)
               2012                  $  229
               2013                   3,166
               2014                   1,436
       -------------------------------------------
                                     $4,831
       -------------------------------------------

NOTE 5--COMMITMENTS AND CONTINGENCIES:

At April 30, 2007 the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                                                   UNREALIZED
                                                                    UNFUNDED    APPRECIATION/
BORROWER                                                          COMMITMENT   (DEPRECIATION)
Big Dumpster Merger Sub, Inc., due 2/5/13                         $   68,054   $          510
---------------------------------------------------------------------------------------------
Fenwal, Inc., due 2/28/14                                            357,143             (223)
---------------------------------------------------------------------------------------------
InfrastruX Group, Inc., due 11/5/12                                  254,545            1,272
---------------------------------------------------------------------------------------------
Lucite International US Finco, Ltd., due 7/8/13                      865,649            9,738
---------------------------------------------------------------------------------------------
Univision Communications, Inc., due 9/29/14                          513,423           (1,313)
---------------------------------------------------------------------------------------------
                                                                  $2,058,814   $        9,984
---------------------------------------------------------------------------------------------

Each of these commitments are available until the maturity date of the security.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2007.

                                                    www.mainstayfunds.com     29

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2007, purchases and sales of securities, other than short-term securities, were $392,371 and $48,520, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED
                                                     APRIL 30, 2007*
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                               22,541      800      5,155     2,032
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                1,554      122        433       186
-------------------------------------------------------------------------------
                                          24,095      922      5,588     2,218
Shares redeemed                           (15,809)   (670)    (4,195)     (700)
-------------------------------------------------------------------------------
Shares converted
  (See Note 1)                               224     (190)        --        --
-------------------------------------------------------------------------------
Net increase                               8,510       62      1,393     1,518
-------------------------------------------------------------------------------

                                                       YEAR ENDED
                                                    OCTOBER 31, 2006
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                               46,390     2,143    14,304      4051
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                2,287       212       670       235
-------------------------------------------------------------------------------
                                          48,677     2,355    14,974      4286
Shares redeemed                           (31,302)  (1,449)   (7,372)     (406)
-------------------------------------------------------------------------------
Shares converted
  (See Note 1)                             1,747    (1,747)       --        --
-------------------------------------------------------------------------------
Net increase (decrease)                   19,122      (841)    7,602     3,880
-------------------------------------------------------------------------------

* Unaudited.

NOTE 10--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds Inc.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that the tax positions will be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until June 30, 2007. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 30   MainStay Floating Rate Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory Agreement. At its March 29-30, 2007 meeting, the Board of Directors (the "Board") of the Floating Rate Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the renewal of the Fund's Management Agreement (the "Agreement") for one additional year.

In reaching its decision to renew the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2006 and March 2007. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. These reports were developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to renew the Agreement for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM. as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract renewal process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A discussion of the factors that figured prominently in the Board's decision to renew the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the renewal of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio manager, the number of accounts managed by portfolio manager and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the

                                                    www.mainstayfunds.com     31
imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE FLOATING RATE FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio manager and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In evaluating the investment performance of the Fund, the Board also took into consideration whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

 32   MainStay Floating Rate Fund

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fees when compared to similar fees charged by NYLIM to other investment advisory clients, and fee charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the renewal of the Agreement for one additional year.

                                                    www.mainstayfunds.com     33

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE
Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

                                       VOTES
FLOATING RATE FUND     VOTES FOR      WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley      73,888,979.742  71,460.657  202,970.000   74,163,410.399
-----------------------------------------------------------------------------
Alan R. Latshaw      73,884,659.042  75,781.357  202,970.000   74,163,410.399
-----------------------------------------------------------------------------
Peter Meenan         73,888,209.742  72,230.657  202,970.000   74,163,410.399
-----------------------------------------------------------------------------
Richard H. Nolan,
 Jr.                 73,888,289.270  72,151.129  202,970.000   74,163,410.399
-----------------------------------------------------------------------------
Richard S.
 Trutanic            73,880,793.553  79,646.846  202,970.000   74,163,410.399
-----------------------------------------------------------------------------
Roman L. Weil        73,888,979.742  71,460.657  202,970.000   74,163,410.399
-----------------------------------------------------------------------------
John A. Weisser      73,887,182.570  73,257.829  202,970.000   74,163,410.399
-----------------------------------------------------------------------------
Brian A. Murdock     73,880,846.353  79,594.046  202,970.000   74,163,410.399
-----------------------------------------------------------------------------

This resulted in approval of the proposal.

 34   MainStay Floating Rate Fund

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of Eclipse Funds Inc. (the "Fund") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The Directors listed below were elected to serve the Fund effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                     NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                    IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)          OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite;        Member of the Board of Managers        65         Trustee, Eclipse Funds since
        3/14/56           Director since     and President (since 2004) and                    June 2007 (3 funds); Director,
                          June 2007 and      Chief Executive Officer (since                    MainStay VP Series Fund, Inc.,
                          Chief Executive    2006), New York Life Investment                   since 2006 (25 portfolios);
                          Officer since      Management LLC and New York                       Director, ICAP Funds, Inc.,
                          2006               Life Investment Management                        since 2006 (3 funds); Trustee,
                                             Holdings LLC; Senior Vice                         The MainStay Funds since 2006
                                             President, New York Life                          (19 funds).
                                             Insurance Company (since 2004);
                                             Chairman of the Board and
                                             President, NYLIFE Distributors
                                             LLC and NYLCAP Manager LLC
                                             (since 2004) and Institutional
                                             Capital LLC (since 2006); Chief
                                             Executive Officer, Eclipse
                                             Funds (since 2006); Chairman
                                             (2006 to 2007) and Trustee and
                                             Chief Executive Officer (since
                                             2006), The MainStay Funds;
                                             Chairman (2006 to 2007) and
                                             Director and Chief Executive
                                             Officer (since 2006), MainStay
                                             VP Series Fund, Inc.; Director
                                             and Chief Executive Officer,
                                             ICAP Funds, Inc. (since 2006);
                                             Chief Investment Officer, MLIM
                                             Europe and Asia (2001 to 2003);
                                             President of Merrill Japan and
                                             Chairman of MLIM's Pacific
                                             Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* Director considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     35

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS  OTHER
                          THE COMPANY                                         IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          AND                PRINCIPAL OCCUPATION(S)          OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          65         Chairman since 2005 and Trustee
        8/12/51           Chairman since     Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          2005 and Director                                                    funds); Chairman and Director,
                          since 1990                                                           ICAP Funds, Inc., since 2006 (3
                                                                                               funds); Chairman and Trustee,
                                                                                               The MainStay Funds, since June
                                                                                               2007 (19 funds); Chairman and
                                                                                               Director, MainStay VP Series
                                                                                               Fund, Inc., since June 2007 (25
                                                                                               portfolios); Trustee, Legg
                                                                                               Mason Partners Funds, Inc.,
                                                                                               since 1991 (30 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        65         Trustee, Eclipse Funds since
        3/27/51           Director and       LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Audit Committee    Arthur Andersen LLP (1976 to                      ICAP Funds, Inc., since June
                          Financial Expert   2002); Consultant to the                          2007 (3 funds); Trustee, The
                          since June 2007    MainStay Funds Audit and                          MainStay Funds since 2006 (19
                                             Compliance Committee (2004                        funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (25 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9
                                                                                               portfolios); Trustee, Utopia
                                                                                               Funds since 2005 (4
                                                                                               portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Retired                                65         Trustee, Eclipse Funds since
        12/5/41           Director since                                                       2002 (3 funds); Director, ICAP
                          2002                                                                 Funds, Inc., since June 2007 (3
                                                                                               funds); Trustee, The MainStay
                                                                                               Funds since June 2007 (19
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         65         Trustee, Eclipse Funds since
        NOLAN, JR.        Director since     Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        ICAP Funds, Inc., since June
                                             Management (1994 to 2004)                         2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               2006 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        65         Trustee, Eclipse Funds since
        TRUTANIC          Director since     Executive Office (1990 to                         June 2007 (3 funds); Director,
        2/13/52           June 2007          1999), Somerset Group                             ICAP Funds, Inc., since June
                                             (financial advisory firm);                        2007 (3 funds); Trustee, The
                                             Managing Director and Advisor,                    MainStay Funds since 1994 (19
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002                            Series Fund, Inc., since June
                                             to 2004); Senior Managing                         2007 (25 portfolios).
                                             Director and Partner, Groupe
                                             Arnault S.A. (private
                                             investment firm) (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

 36   MainStay Floating Rate Fund

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS  OTHER
                          THE COMPANY                                         IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          AND                PRINCIPAL OCCUPATION(S)          OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             65         Trustee, Eclipse Funds since
        5/22/40           Director and       Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Audit Committee    Business, University of                           ICAP Funds, Inc., since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (3 funds); Trustee, The
                          since June 2007    Weil Associates, Inc.                             MainStay Funds since June 2007
                                             (consulting firm)                                 (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1994 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          65         Trustee, Eclipse Funds since
        10/22/41          Director since     Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             ICAP Funds, Inc., since June
                                                                                               2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1997 (25 portfolios); Trustee,
                                                                                               Direxion Funds (57 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007.
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Fund effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Fund effective June 7, 2007:

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Indefinite; Chief  Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Legal Officer      York Life Investment Management LLC (including predecessor
        10/19/46          since 2004         advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2005), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2002); Secretary,
                                             NYLIM Service Company LLC, NYLCAP Manager LLC, Madison
                                             Capital Funding LLC and Institutional Capital LLC (since
                                             2006); Chief Legal Officer, Eclipse Funds, The MainStay
                                             Funds and MainStay VP Series Fund, Inc. (since 2004),
                                             McMorgan Funds (since 2005) and ICAP Funds, Inc. (since
                                             2006); Managing Director and Senior Counsel, Lehman Brothers
                                             Inc. (1998 to 1999); General Counsel and Managing Director,
                                             JP Morgan Investment Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK BENINTENDE   Indefinite;        Managing Director, New York Life Investment Management LLC
        5/12/64           Treasurer and      (since June 2007); Treasurer and Principal Financial and
                          Principal          Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Financial and      MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          Accounting         2007); Vice President, Prudential Investments (2000 to
                          Officer since      2007); Assistant Treasurer, JennisonDryden Family of Funds,
                          June 2007          Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        Indefinite;        Senior Managing Director and Chief Marketing Officer, New
        FISHER            President since    York Life Investment Management LLC (since 2005); Managing
        2/22/59           March 2007         Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds, The
                                             MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Indefinite; Vice   Director, New York Life Investment Management LLC (including
        HARRINGTON        President--        predecessor advisory organizations) (since 2000); Executive
        2/8/59            Administration     Vice President, New York Life Trust Company and New York
                          since 2005         Life Trust Company, FSB (since 2006); Vice
                                             President--Administration, Eclipse Funds, MainStay VP Series
                                             Fund, Inc., and The MainStay Funds (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     37

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS
        ALISON H.         Indefinite;        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Senior Vice        2006) and Managing Director and Chief Compliance Officer
        12/16/65          President and      (2003 to 2006), New York Life Investment Management LLC and
                          Chief Compliance   New York Life Investment Management Holdings LLC; Senior
                          Officer since      Managing Director, Compliance (since 2006) and Managing
                          2006               Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                             Vice President and Chief Compliance Officer, Eclipse Funds,
                                             The MainStay Funds and MainStay VP Series Fund, Inc. (since
                                             2006), and ICAP Funds, Inc. (since 2006); Vice
                                             President--Compliance, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (2004 to 2006); Deputy Chief
                                             Compliance Officer, New York Life Investment Management LLC
                                             (2002 to 2003); Vice President and Compliance Officer,
                                             Goldman Sachs Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Indefinite;        Managing Director and Associate General Counsel, New York
        MORRISON          Secretary since    Life Investment Management LLC (since 2004); Managing
        3/26/56           2004               Director and Secretary, NYLIFE Distributors LLC (since
                                             2004); Secretary, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Fund effective June 7, 2007.

Christopher O. Blunt resigned as President of the Fund effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Fund effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Fund effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Fund effective March 19, 2007.

 38   MainStay Floating Rate Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund(1)
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(2)
MainStay Growth Equity Fund(3)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund()
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Class B shares closed to new investors, except for certain retirement savings and other automatic purchase plans, effective May 21, 2007.
2. Closed to new investors and new purchases as of January 1, 2002.
3. Offered only to residents of Connecticut, Maryland, New Jersey and New York.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO10879         (RECYCLE LOGO)                     MS155-07   MSFR10-04/07
                                                                              A4

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    INDEXED BOND FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2007

MESSAGE FROM
THE PRESIDENT

At MainStay, we take special pride in providing investors with single-point access to the expertise of six diverse institutional boutique investment firms. Each mutual fund we offer is advised or subadvised by one or more institutional money managers, each of which has the autonomy to focus on its own unique investment style. By preserving the integrity of these boutiques, in both process and culture, we believe that we are helping to achieve greater consistency of returns for our shareholders.

New York Life Investment Management uses these boutiques to power its MainStay Funds, which seek to achieve investment excellence for our shareholders and maintain a disciplined, long-term perspective.

Equity investors were generally rewarded for holding their ground during the turbulent six months ended April 30, 2007. In late February and early March 2007, a correction in the Chinese stock market took a toll on stocks around the world. Fortunately, positive earnings reports led to a substantial rebound, and U.S. stocks in general recorded gains across every sector for the six-month reporting period. While past performance is no guarantee of future results, international stocks as a whole were even stronger, providing solid double-digit returns.

According to Russell data for U.S. equity markets, mid-cap companies generally outperformed small-and large-capitalization companies, and value stocks outperformed growth stocks among mid- and large-cap issuers.

During the six months ended April 30, 2007, the Federal Open Market Committee
(FOMC) maintained the federal funds target rate at a steady 5.25%, hoping that earlier rate hikes would be sufficient to keep inflation in check. The yield curve remained inverted throughout the reporting period, with Treasury bills yielding more than 10-year Treasury bonds. Although an inverted yield curve is sometimes associated with a heightened risk of recession, the FOMC continued to focus on the potential for moderate economic expansion.

Shorter-term interest rates declined slightly during the reporting period and longer-term interest rates rose. While rising interest rates hurt bond prices, most broad domestic bond-market indices provided modest but positive total returns.

Early in 2007, several subprime mortgage lenders faced higher-than-anticipated delinquencies and defaults, raising concerns about underwriting practices. Several lenders filed for bankruptcy protection, and others saw their stock prices decline. Fortunately, we believe that there is little evidence that the difficulties will undermine fixed-income markets in general.

As always, we appreciate your decision to make MainStay Funds part of your overall investment strategy. We look forward to serving your financial interests and growing together for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    INDEXED BOND FUND

                    MainStay Funds

                    Semiannual Report

                    Unaudited
                    April 30, 2007

TABLE OF CONTENTS


Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------


Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------


Portfolio of Investments                                                      10
--------------------------------------------------------------------------------


Financial Statements                                                          28
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 34
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     39
--------------------------------------------------------------------------------


Proxy Voting Policies and Procedures and Proxy Voting Record                  42
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        42
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               42
--------------------------------------------------------------------------------

Directors and Officers                                                        43

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges       -0.85%   3.26%  3.69%   5.17%
Excluding sales
  charges..............   2.22    6.46   4.33    5.49

(PERFORMANCE GRAPH)                                          (With sales charge)

                                                                                                    CITIGROUP BROAD INVESTMENT
                                                                 MAINSTAY INDEXED BOND FUND              GRADE BOND INDEX
                                                                 --------------------------         --------------------------
4/30/97                                                                     9700                              10000
                                                                           10676                              11098
                                                                           11189                              11797
                                                                           11261                              11935
                                                                           12529                              13412
                                                                           13389                              14465
                                                                           14748                              15976
                                                                           14884                              16277
                                                                           15560                              17154
                                                                           15544                              17287
4/30/07                                                                    16547                              18568

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          2.42%   6.79%  4.63%   5.77%

(PERFORMANCE GRAPH)

                                                                                                    CITIGROUP BROAD INVESTMENT
                                                                 MAINSTAY INDEXED BOND FUND              GRADE BOND INDEX
                                                                 --------------------------         --------------------------
4/30/97                                                                    10000                              10000
                                                                           11031                              11098
                                                                           11589                              11797
                                                                           11694                              11935
                                                                           13039                              13412
                                                                           13967                              14465
                                                                           15421                              15976
                                                                           15601                              16277
                                                                           16345                              17154
                                                                           16402                              17287
4/30/07                                                                    17516                              18568

                                                          SIX      ONE      FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------------------------------------

Citigroup Broad Investment Grade Bond Index(1)            2.62%    7.41%    5.12%   6.38%
Average Lipper general U.S. government fund(2)            1.99      6.3     3.77    5.31

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A shares (first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge, fees, estimated expenses and fee waivers/expense limitations of Class A shares upon initial offer. Unadjusted, the performance shown for the newer class of shares might have been lower.
1. The Citigroup Broad Investment Grade Bond Index (BIG Index) is an unmanaged index that is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. The BIG Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INDEXED BOND FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2006, to April 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2006, to April 30, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                       VALUE (BASED ON
                                                       VALUE (BASED                          HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT           RETURNS             PAID             RETURN AND            PAID
                                        VALUE         AND EXPENSES)         DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/06           4/30/07           PERIOD(1)           4/30/07            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,022.25            $4.16            $1,020.85             $4.16
---------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                        $1,000.00         $1,024.25            $2.16            $1,022.85             $2.16
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.83% for Class A and 0.43% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).



 6   MainStay Indexed Bond Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                71.7
Short-Term Investments (collateral from securities lending                        39.8
  is 26.9%)
Corporate Bonds                                                                   18.5
Foreign Bonds                                                                      3.7
Yankee Bonds                                                                       0.8
Asset-Backed Securities                                                            0.5
Mortgage-Backed Security                                                           0.1
Futures Contracts                                                                 0.0*
Liabilities in Excess of Cash and Other Assets                                   (35.1)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note, 4.625%, due 2/15/17
 2.  United States Treasury Note, 4.625%, due
     11/15/09
 3.  Federal Home Loan Mortgage Corp. (Mortgage
     Pass-Through Security), 5.00%, due 5/1/37
 4.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.00%, due 5/1/37 TBA
 5.  United States Treasury Note, 4.375%, due
     11/15/08
 6.  Federal Home Loan Mortgage Corp. (Mortgage
     Pass-Through Security), 4.50%, due 5/1/22
 7.  United States Treasury Note, 4.50%, due 3/31/12
 8.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 6.00%, due 7/1/36
 9.  United States Treasury Note, 3.375%, due
     10/15/09
10.  United States Treasury Note, 4.50%, due 2/15/09

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Paul K. Cunningham and Donald F. Serek of New York Life Investment Management LLC

HOW DID MAINSTAY INDEXED BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2007?

Excluding all sales charges, MainStay Indexed Bond Fund returned 2.22% for Class A shares for the six months ended April 30, 2007. Over the same period, Class I shares returned 2.42%. Both share classes underperformed the 2.62% return of the Citigroup Broad Investment Grade Bond Index (BIG Index),(1) the Fund's broad-based securities-market index for the six-month reporting period. Since the Fund incurs expenses that an unmanaged index does not, there will be times when the Fund underperforms BIG Index. Both share classes outperformed the 1.99% return of the average Lipper(2) general U.S. government fund for the six months ended April 30, 2007. See page 5 for Fund returns with sales charges.

WHAT MAJOR FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

During the six-month reporting period, bond prices fluctuated in response to the changing outlook for U.S. economic growth and inflation. As expected, when the economy appeared to be strengthening or when inflation appeared to be accelerating, interest rates rose and bond prices fell. (Interest rates and bond prices tend to move in opposite directions). Conversely, when the economic recovery appeared to be losing momentum or when inflation appeared to be decelerating, interest rates declined and bond prices rose.

Over the course of the reporting period, the yield curve reshaped several times, affected by changing views of U.S. economic growth and inflation. Generally, however, yields of 10-year and 30-year Treasury bonds rose, while yields of Treasurys with maturities of five years or less declined. Although the yield curve remained relatively flat from a historical perspective, it did steepen a bit during the reporting period.

The Federal Open Market Committee (FOMC) held the targeted federal funds rate steady at 5.25% during the six months ended April 30, 2007. At its meeting on March 20 and 21, 2007 (the last FOMC meeting during the reporting period), the FOMC reiterated that core inflation levels had been elevated but that the committee expected inflation pressures to moderate over time. The FOMC also noted that economic growth had moderated, partly reflecting the slowdown in the housing market.

HOW DID YOU POSITION THE FUND DURING THE REPORTING PERIOD?

As always, the Fund sought to track the total-return performance of the BIG Index. Since the Fund does not hold every security in the Index, however, the Fund's performance will vary from that of the Index.

HOW DID SECURITIES IN DIFFERENT RATING CATEGORIES PERFORM DURING THE REPORTING PERIOD?

Crossover credit, or securities that are rated investment grade by one rating agency and non-investment-grade by another had the highest absolute returns for the six months ended April 30, 2007. BBB-rated securities had the next highest returns, followed by securities rated A and those rated AA.(3) A seemingly endless stream of share buybacks, restructurings and leverage buyouts failed to upset the strong demand for credit risk. Despite leveraged buyouts of Clear Channel Communications,


Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, interest- rate and maturities risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 5 for more information on the Citigroup Broad Investment Grade Index.
2. See footnote on page 5 for more information on Lipper Inc.
3. Debt rated AAA has the highest rating assigned by Standard & Poor's, and in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor's is deemed by Standard & Poor's to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

 8   MainStay Indexed Bond Fund

Harrah's Entertainment, Kinder Morgan Energy Partners, TXU Energy and Sallie Mae, low-quality credit outperformed higher-quality credit during the reporting period.

WHICH INDEX MARKET SECTORS WERE STRONG PERFORMERS DURING THE REPORTING PERIOD AND WHICH ONES WERE WEAK?

Treasurys, government-sponsored securities, mortgage-backed securities, asset-backed securities and credit are the largest segments of the BIG Index. Securitized bonds had mixed results during the reporting period. High-quality mortgage pass-through securities had favorable performance for two reasons. First, low interest-rate volatility reduced prepayments in the mortgage market and comforted a broad base of investors. Second, foreign investors were attracted to mortgage-backed securities for higher yield potential than Treasury securities or traditional corporate debt. Investor concerns about underwriting quality hurt low-quality commercial mortgage-backed securities and home-equity products during the reporting period, causing these instruments to underperform the bond market as a whole.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2007 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
LONG-TERM BONDS (95.3%)+
ASSET-BACKED SECURITIES (0.5%)
-------------------------------------------------------------------------------
CREDIT CARDS (0.3%)
Bank One Issuance Trust
 Series 2002-3, Class A3
 3.59%, due 5/17/10                                 $ 1,000,000   $     993,397
Chase Issuance Trust Series 2005, Class A-10
 4.65%, due 12/17/12                                    500,000         495,962
                                                                  -------------
                                                                      1,489,359
                                                                  -------------
FINANCE--OTHER (0.2%)
Drive Auto Receivables Trust Series 2005-3, Class
 A4
 5.09%, due 6/17/13 (a)                                 250,000         249,352
Equity One ABS, Inc.
 Series 2003-4, Class AF6
 4.833%, due 10/25/34                                   250,000         246,838
Residential Asset Mortgage Products, Inc.
 Series 2003-RZ5, Class A7
 4.97%, due 9/25/33                                     250,000         246,718
Saxon Asset Securities Trust Series 2003-1, Class
 AF5
 4.955%, due 6/25/33                                     96,707          95,838
                                                                  -------------
                                                                        838,746
                                                                  -------------
TRANSPORTATION (0.0%)++
Continental Airlines, Inc.
 Series 1992-2, Class A1
 7.256%, due 3/15/20                                     63,416          68,489
                                                                  -------------
Total Asset-Backed Securities
 (Cost $2,415,214)                                                    2,396,594
                                                                  -------------

CORPORATE BONDS (18.5%)
-------------------------------------------------------------------------------
BANKS (3.2%)
BAC Capital TRUST VI
 5.625%, due 3/8/35                                     125,000         116,923
Bank of America Corp.
 4.75%, due 8/1/15                                      250,000         240,117
 5.25%, due 12/1/15                                     200,000         198,159
 5.375%, due 6/15/14                                    250,000         251,233
 5.42%, due 3/15/17 (a)                                 500,000         497,324
 5.625%, due 10/14/16                                   100,000         101,965
 5.875%, due 2/15/09                                    250,000         253,512
Bank of New York (The)
 3.80%, due 2/1/08                                      350,000         345,995
Bank One Corp.
 5.90%, due 11/15/11                                    250,000         257,028
BB&T Corp.
 5.20%, due 12/23/15                                    200,000         196,957
 6.50%, due 8/1/11                                      100,000         105,033

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
BANKS (CONTINUED)
Branch Banking & Trust Co.
 4.875%, due 1/15/13                                $   100,000   $      98,124
Capital One Bank
 4.25%, due 12/1/08                                     100,000          98,533
 5.125%, due 2/15/14                                    100,000          97,717
Citigroup, Inc.
 4.70%, due 5/29/15                                     300,000         288,049
 4.875%, due 5/7/15                                     350,000         338,548
 5.625%, due 8/27/12                                    100,000         102,115
 5.875%, due 2/22/33                                    500,000         496,991
Fifth Third Bank
 4.75%, due 2/1/15                                      250,000         239,124
Fleet National Bank
 5.75%, due 1/15/09                                     250,000         252,447
HSBC Bank USA N.A.
 3.875%, due 9/15/09                                    100,000          97,325
JPMorgan Chase & Co.
 4.875%, due 3/15/14                                    250,000         243,602
 5.15%, due 10/1/15                                     500,000         491,945
 5.75%, due 1/2/13                                      200,000         205,226
 5.875%, due 6/13/16                                    150,000         155,160
 6.75%, due 2/1/11                                      500,000         525,907
Key Bank N.A.
 5.00%, due 7/17/07                                     100,000          99,866
 5.80%, due 7/1/14                                      375,000         383,975
Marshall & Ilsley Bank
 5.00%, due 1/17/17                                     150,000         144,821
MBNA America Bank N.A.
 5.375%, due 1/15/08                                    300,000         299,842
Mellon Funding Corp.
 5.00%, due 12/1/14                                     250,000         245,344
Mercantile Bankshares Corp.
 Series B
 4.625%, due 4/15/13                                    100,000          97,606
Mercantile-Safe Deposit & Trust Co.
 5.70%, due 11/15/11                                     50,000          51,176
National City Bank of Pennsylvania
 6.25%, due 3/15/11                                     250,000         259,245
Pemex Project Funding Master Trust
 6.625%, due 6/15/35                                    250,000         265,000
 7.375%, due 12/15/14                                   350,000         391,300
PNC Bank N.A.
 5.25%, due 1/15/17                                      75,000          73,559
PNC Funding Corp.
 7.50%, due 11/1/09                                     100,000         105,741
Popular North America, Inc.
 4.70%, due 6/30/09                                     100,000          98,805

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
BANKS (CONTINUED)
Regions Financial Corp.
 7.00%, due 3/1/11                                  $   110,000   $     117,056
Sanwa Bank, Ltd.
 7.40%, due 6/15/11                                     100,000         108,392
State Street Bank & Trust Co.
 5.25%, due 10/15/18                                    100,000          98,060
SunTrust Banks, Inc.
 5.05%, due 7/1/07                                      250,000         249,851
 5.40%, due 4/1/20                                      100,000          98,326
 5.45%, due 12/1/17                                     100,000          99,830
Swiss Bank Corp.
 7.75%, due 9/1/26                                      100,000         121,765
U.S. Bank N.A.
 4.80%, due 4/15/15                                     100,000          96,058
 6.375%, due 8/1/11                                     250,000         261,830
UBS AG
 5.875%, due 7/15/16                                    125,000         130,300
Union Planters Corp.
 7.75%, due 3/1/11                                      100,000         108,737
UnionBanCal Corp.
 5.25%, due 12/16/13                                    100,000          99,278
Wachovia Bank N.A.
 4.85%, due 7/30/07                                     500,000         499,263
 4.875%, due 2/1/15                                     450,000         435,981
 5.00%, due 8/15/15                                      50,000          48,739
 5.60%, due 3/15/16                                     200,000         202,493
Wachovia Corp.
 5.25%, due 8/1/14                                      100,000          99,395
 5.50%, due 8/1/35                                      125,000         117,015
 6.25%, due 8/4/08                                      250,000         251,945
Washington Mutual Bank
 5.95%, due 5/20/13                                     350,000         356,687
Washington Mutual Financial Corp.
 6.875%, due 5/15/11                                    100,000         106,358
Washington Mutual, Inc.
 5.25%, due 9/15/17                                     175,000         167,173
Wells Fargo & Co.
 4.625%, due 8/9/10                                     350,000         346,282
Wells Fargo Bank N.A.
 5.75%, due 5/16/16                                     350,000         360,851
 6.45%, due 2/1/11                                      500,000         523,568
Westdeutsche Landesbank/New York
 6.05%, due 1/15/09                                     600,000         607,652
World Savings Bank FSB
 4.125%, due 12/15/09                                   100,000          97,737
Zions Bancorp.
 5.50%, due 11/16/15                                     75,000          74,357
                                                                  -------------
                                                                     14,696,318
                                                                  -------------

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CONSUMER (1.3%)
Altria Group, Inc.
 7.65%, due 7/1/08                                  $   100,000   $     102,559
Anheuser-Busch Cos., Inc.
 5.95%, due 1/15/33                                     250,000         247,699
Archer-Daniels-Midland Co.
 5.375%, due 9/15/35                                     75,000          69,409
 8.125%, due 6/1/12                                     250,000         280,830
Avon Products, Inc.
 5.125%, due 1/15/11                                     50,000          49,967
Bunge Limited Finance Corp.
 5.35%, due 4/15/14                                     100,000          96,911
Campbell Soup Co.
 4.875%, due 10/1/13                                    100,000          97,864
Clorox Co. (The)
 5.00%, due 1/15/15                                      50,000          48,557
Coca-Cola Enterprises, Inc.
 7.00%, due 10/1/26                                     100,000         112,606
 8.50%, due 2/1/22                                      252,000         317,911
ConAgra Foods, Inc.
 7.00%, due 10/1/28                                     100,000         107,789
 7.875%, due 9/15/10                                     67,000          72,491
Coors Brewing Co.
 6.375%, due 5/15/12                                     50,000          52,078
Corn Products International, Inc.
 8.25%, due 7/15/07                                      50,000          50,233
Costco Wholesale Corp.
 5.50%, due 3/15/17                                     100,000         100,895
Federated Retail Holdings, Inc.
 5.35%, due 3/15/12                                     125,000         124,937
Fortune Brands, Inc.
 5.375%, due 1/15/16                                    100,000          94,957
 5.875%, due 1/15/36                                     25,000          22,296
General Mills, Inc.
 5.70%, due 2/15/17                                     100,000         100,731
 6.00%, due 2/15/12                                      65,000          67,227
H.J. Heinz Finance Co.
 6.625%, due 7/15/11                                    300,000         314,417
Hershey Co. (The)
 5.45%, due 9/1/16                                      100,000         100,427
Home Depot, Inc.
 5.40%, due 3/1/16                                      200,000         195,866
 5.875%, due 12/16/36                                   250,000         242,315
J.C. Penney Co., Inc.
 6.875%, due 10/15/15                                   150,000         159,002
 7.375%, due 8/15/08                                    151,000         154,130
Kellogg Co.
 Series B
 6.60%, due 4/1/11                                      350,000         367,558
Kimberly-Clark Corp.
 6.375%, due 1/1/28                                     100,000         106,611

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
CONSUMER (CONTINUED)
Kohl's Corp.
 6.30%, due 3/1/11                                  $   100,000   $     103,869
Kraft Foods, Inc.
 5.25%, due 10/1/13                                     100,000          99,025
 6.25%, due 6/1/12                                      250,000         259,989
Limited Brands, Inc.
 6.125%, due 12/1/12                                     75,000          76,357
Mohawk Industries, Inc.
 6.125%, due 1/15/16                                    100,000         101,097
Newell Rubbermaid, Inc.
 6.75%, due 3/15/12                                      50,000          52,763
Park Place Entertainment Corp.
 7.50%, due 9/1/09                                      125,000         129,844
Pepsi Bottling Holdings, Inc.
 5.625%, due 2/17/09 (a)                                250,000         252,040
Procter & Gamble Co. (The)
 4.85%, due 12/15/15                                     75,000          73,159
 5.55%, due 3/5/37                                      250,000         246,393
 5.80%, due 8/15/34                                      75,000          76,865
Sara Lee Corp.
 6.25%, due 9/15/11                                     150,000         154,991
Sysco Corp.
 5.375%, due 9/21/35                                    100,000          93,979
Tyson Foods, Inc.
 6.85%, due 4/1/16                                       50,000          52,125
Unilever Capital Corp.
 5.90%, due 11/15/32                                    100,000          98,136
Wm. Wrigley Jr. Co.
 4.65%, due 7/15/15                                      50,000          47,890
                                                                  -------------
                                                                      5,776,795
                                                                  -------------
ELECTRIC (1.4%)
Alabama Power Co.
 Series FF
 5.20%, due 1/15/16                                      50,000          49,377
American Electric Power Co., Inc.
 Series C
 5.375%, due 3/15/10                                    200,000         201,521
Appalachian Power Co.
 Series H
 5.95%, due 5/15/33                                     100,000          98,901
Arizona Public Service Co.
 6.375%, due 10/15/11                                   100,000         103,744
CenterPoint Energy Houston Electric LLC
 Series K2
 6.95%, due 3/15/33                                     100,000         109,813

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
ELECTRIC (CONTINUED)
Dominion Resources, Inc.
 5.00%, due 3/15/13                                 $   100,000   $      97,956
 5.15%, due 7/15/15                                     100,000          98,094
 Series B
 6.25%, due 6/30/12                                     150,000         157,407
DTE Energy Co.
 7.05%, due 6/1/11                                      250,000         266,161
Duke Capital LLC
 6.75%, due 2/15/32                                     125,000         128,557
Duke Energy Corp.
 6.45%, due 10/15/32                                    250,000         266,820
Entergy Mississippi, Inc.
 5.15%, due 2/1/13                                       75,000          73,355
Exelon Corp.
 6.75%, due 5/1/11                                      200,000         209,176
FirstEnergy Corp.
 Series B
 6.45%, due 11/15/11                                    250,000         262,204
 Series C
 7.375%, due 11/15/31                                   125,000         143,493
FPL Group Capital, Inc.
 7.375%, due 6/1/09                                     250,000         261,119
Kansas City Power & Light Co.
 6.50%, due 11/15/11                                     50,000          52,356
MidAmerican Energy Holdings Co.
 5.875%, due 10/1/12                                    100,000         103,257
 6.125%, due 4/1/36                                     250,000         254,111
MidAmerican Funding LLC
 6.75%, due 3/1/11                                      100,000         105,752
Niagara Mohawk Power Corp.
 7.75%, due 10/1/08                                      50,000          51,655
Pacific Gas & Electric Co.
 6.05%, due 3/1/34                                      250,000         255,540
Peco Energy Co.
 5.95%, due 10/1/36                                     100,000         101,333
Pepco Holdings, Inc.
 6.45%, due 8/15/12                                     100,000         104,826
 7.45%, due 8/15/32                                     100,000         114,659
Progress Energy, Inc.
 5.625%, due 1/15/16                                     50,000          50,526
 6.85%, due 4/15/12                                     400,000         428,897
PSE&G Power LLC
 7.75%, due 4/15/11                                     100,000         108,640
 8.625%, due 4/15/31                                     50,000          63,652
PSI Energy, Inc.
 5.00%, due 9/15/13                                     100,000          97,443
Public Service Electric & Gas Co.
 Series D
 5.25%, due 7/1/35                                       50,000          46,176
 6.375%, due 5/1/08                                     250,000         252,331

 12   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
ELECTRIC (CONTINUED)
Puget Sound Energy, Inc.
 6.274%, due 3/15/37                                $   100,000   $     102,592
San Diego Gas & Electric Co.
 5.35%, due 5/15/35                                      25,000          23,470
SCANA Corp.
 6.25%, due 2/1/12                                      100,000         104,287
Sempra Energy
 6.00%, due 2/1/13                                      100,000         103,368
Southern California Edison Co.
 5.00%, due 1/15/14                                     100,000          98,319
 6.00%, due 1/15/34                                     100,000         103,186
Southern Power Co.
 Series B
 6.25%, due 7/15/12                                     150,000         156,278
TXU Electric Delivery Co.
 6.375%, due 5/1/12                                     100,000         104,325
 7.00%, due 9/1/22                                      100,000         107,995
Union Electric Co.
 4.65%, due 10/1/13                                     100,000          94,012
 5.40%, due 2/1/16                                      100,000          97,745
Virginia Electric and Power Co.
 6.00%, due 1/15/36                                     100,000         101,171
Wisconsin Energy Corp.
 6.50%, due 4/1/11                                      175,000         182,910
Xcel Energy, Inc.
 6.50%, due 7/1/36                                      100,000         105,212
                                                                  -------------
                                                                      6,203,722
                                                                  -------------
ENERGY (1.0%)
Amerada Hess Corp.
 7.30%, due 8/15/31                                     100,000         111,802
Amoco Co.
 6.50%, due 8/1/07                                      250,000         250,542
Anadarko Finance Co.
 6.75%, due 5/1/11                                      100,000         105,085
Apache Corp.
 6.00%, due 1/15/37                                     150,000         151,027
Atmos Energy Corp.
 4.00%, due 10/15/09                                    100,000          97,049
Burlington Resources, Inc.
 7.375%, due 3/1/29                                     104,000         121,685
ConocoPhillips
 5.90%, due 10/15/32                                    250,000         254,635
Consolidated Edison Co.
 of New York, Inc.
 5.625%, due 7/1/12                                     100,000         102,367
 6.20%, due 6/15/36                                     100,000         105,090
Constellation Energy Group, Inc.
 6.125%, due 9/1/09                                     100,000         101,887
 7.60%, due 4/1/32                                      100,000         115,196

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
ENERGY (CONTINUED)
Consumers Energy Co.
 Series B
 5.375%, due 4/15/13                                $   100,000   $      99,972
Cooper Industries, Inc.
 5.25%, due 11/15/12                                     50,000          49,951
Devon Energy Corp.
 7.95%, due 4/15/32                                      50,000          61,107
Devon Financing Corp. LLC
 6.875%, due 9/30/11                                    400,000         426,392
Energy Transfer Partners, L.P.
 5.95%, due 2/1/15                                      130,000         132,198
Enterprise Products Operating, L.P.
 Series B
 6.875%, due 3/1/33                                     200,000         212,428
Florida Power & Light Co.
 5.95%, due 10/1/33                                     100,000         102,776
Halliburton Co.
 5.50%, due 10/15/10                                    100,000         101,250
Hess Corp.
 6.65%, due 8/15/11                                      50,000          52,708
Kinder Morgan Energy Partners, L.P.
 5.80%, due 3/15/35                                     250,000         233,350
 6.75%, due 3/15/11                                     200,000         210,484
 7.125%, due 3/15/12                                    150,000         161,396
Kinder Morgan, Inc.
 5.15%, due 3/1/15                                      100,000          93,674
Marathon Oil Corp.
 6.80%, due 3/15/32                                     100,000         111,091
Northern States Power Co.
 6.875%, due 8/1/09                                     100,000         103,604
ONEOK Partners, L.P.
 6.15%, due 10/1/16                                     125,000         128,679
Plains All American Pipeline, L.P./PAA Finance
 Corp.
 6.65%, due 1/15/37 (a)                                  65,000          67,217
PPL Energy Supply LLC
 5.40%, due 8/15/14                                     100,000          98,339
Texaco Capital, Inc.
 9.75%, due 3/15/20                                     176,000         245,016
Valero Energy Corp.
 7.50%, due 4/15/32                                     100,000         115,969
Vulcan Materials Co.
 6.00%, due 4/1/09                                      250,000         254,232
XTO Energy, Inc.
 4.90%, due 2/1/14                                       75,000          72,536
 6.10%, due 4/1/36                                       60,000          59,035
                                                                  -------------
                                                                      4,709,769
                                                                  -------------
FINANCE--OTHER (2.8%)
American Express Co.
 5.50%, due 9/12/16                                      75,000          75,912

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
FINANCE--OTHER (CONTINUED)
yAmerican Express Travel Related Services Co.,
 Inc.
 Series E
 3.625%, due 2/20/09                                $   250,000   $     243,292
Archstone-Smith Operating Trust
 5.25%, due 5/1/15                                      100,000          98,333
AvalonBay Communities, Inc.
 4.95%, due 3/15/13                                     100,000          97,909
Barrick Gold Finance Co.
 4.875%, due 11/15/14                                    50,000          48,193
Bear Stearns Cos., Inc. (The)
 5.35%, due 2/1/12                                      100,000         100,443
 5.55%, due 1/22/17                                     100,000          99,123
 5.70%, due 11/15/14                                    250,000         253,296
Boston Properties, Inc.
 6.25%, due 1/15/13                                     100,000         105,034
Brandywine Operating Partnership, L.P.
 4.50%, due 11/1/09                                     125,000         122,717
BRE Properties, Inc.
 5.75%, due 9/1/09                                      100,000         100,822
Camden Property Trust
 4.375%, due 1/15/10                                    100,000          98,066
Capital One Financial Corp.
 5.25%, due 2/21/17                                     100,000          95,303
 6.15%, due 9/1/16                                       75,000          76,125
CarrAmerica Realty Corp.
 3.625%, due 4/1/09                                      50,000          47,593
Chelsea Property Group, Inc.
 6.00%, due 1/15/13                                     100,000         103,311
Colonial Realty, L.P.
 4.80%, due 4/1/11                                       50,000          48,839
Countrywide Financial Corp.
 6.25%, due 5/15/16                                     100,000         101,021
Countrywide Home Loans, Inc.
 3.25%, due 5/21/08                                     250,000         244,389
 5.625%, due 5/15/07                                    100,000         100,011
Credit Suisse First Boston USA, Inc.
 3.875%, due 1/15/09                                    125,000         122,691
 4.875%, due 1/15/15                                    350,000         341,623
 5.125%, due 1/15/14                                    100,000          99,572
 5.25%, due 3/2/11                                      100,000         100,635
 6.125%, due 11/15/11                                   250,000         260,111
 6.50%, due 1/15/12                                     250,000         264,491
D.R. Horton, Inc.
 4.875%, due 1/15/10                                    100,000          97,620
Deutsche Bank Financial, Inc.
 7.50%, due 4/25/09                                     125,000         130,360

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
FINANCE--OTHER (CONTINUED)
Developers Diversified Realty Corp.
 3.875%, due 1/30/09                                $   100,000   $      97,533
 5.00%, due 5/3/10                                       50,000          49,658
ERP Operating, L.P.
 5.125%, due 3/15/16                                     50,000          48,853
 5.375%, due 8/1/16                                      50,000          49,740
 6.95%, due 3/2/11                                      100,000         106,376
Golden West Financial Corp.
 4.75%, due 10/1/12                                     100,000          98,145
Goldman Sachs Group, Inc. (The)
 4.75%, due 7/15/13                                     250,000         242,196
 5.15%, due 1/15/14 (b)                                 625,000         616,362
 5.35%, due 1/15/16                                     350,000         345,464
 5.625%, due 1/15/17                                    120,000         119,463
 5.70%, due 9/1/12                                      450,000         458,845
 5.75%, due 10/1/16                                     150,000         152,078
 6.45%, due 5/1/36                                      100,000         103,758
Goldman Sachs Group, L.P.
 5.00%, due 10/1/14                                     100,000          97,425
Hospitality Properties Trust
 5.125%, due 2/15/15                                     50,000          48,137
iStar Financial, Inc.
 5.65%, due 9/15/11                                     150,000         151,191
Kimco Realty Corp.
 5.783%, due 3/15/16                                     50,000          50,893
Lehman Brothers Holdings, Inc.
 5.25%, due 2/6/12                                      250,000         250,031
 5.50%, due 4/4/16                                      200,000         200,255
 5.75%, due 1/3/17                                      100,000         100,527
 6.625%, due 1/18/12                                    150,000         158,498
 7.00%, due 2/1/08                                      250,000         252,598
Liberty Property, L.P.
 5.125%, due 3/2/15                                     100,000          97,685
 8.50%, due 8/1/10                                      100,000         109,729
Mack-Cali Realty, L.P.
 5.05%, due 4/15/10                                     201,000         199,252
Merrill Lynch & Co., Inc.
 Series C
 5.00%, due 1/15/15                                     150,000         146,172
 Series B
 5.30%, due 9/30/15                                     250,000         246,822
 5.77%, due 7/25/11                                     200,000         204,934
 6.00%, due 2/17/09                                     250,000         253,544
 6.05%, due 5/16/16                                     175,000         180,389
 6.11%, due 1/29/37                                     100,000          99,344
Morgan Stanley
 3.625%, due 4/1/08                                     250,000         246,382
 4.75%, due 4/1/14                                      100,000          95,751
 5.375%, due 10/15/15                                   275,000         271,656

 14   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
FINANCE--OTHER (CONTINUED)
Morgan Stanley (continued)
 Series E
 5.45%, due 1/9/17                                  $   225,000   $     222,438
 5.625%, due 1/9/12                                     350,000         355,295
 6.25%, due 8/9/26                                      100,000         103,389
 6.60%, due 4/1/12                                      175,000         185,346
 6.75%, due 10/15/13                                    175,000         188,522
National Rural Utilities Cooperative Finance Corp.
 5.75%, due 8/28/09                                     250,000         254,026
 Series C
 7.25%, due 3/1/12                                       50,000          54,442
 8.00%, due 3/1/32                                       75,000          96,512
Pricoa Global Funding I
 4.20%, due 1/15/10 (a)                                 100,000          97,476
 4.625%, due 6/25/12 (a)                                100,000          96,966
Principal Life Income Funding Trust
 5.20%, due 11/15/10                                     50,000          50,389
ProLogis
 5.625%, due 11/15/15                                    50,000          50,503
 5.625%, due 11/15/16                                   100,000         100,935
Regency Centers, L.P.
 5.25%, due 8/1/15                                      100,000          97,511
Residential Capital Corp.
 6.125%, due 11/21/08                                   350,000         349,764
Security Capital Group
 7.95%, due 5/15/08                                     100,000         100,912
Simon Property Group, L.P.
 3.75%, due 1/30/09                                      50,000          48,850
 5.25%, due 12/1/16                                     100,000          98,008
 5.375%, due 8/28/08                                    100,000          99,874
 5.45%, due 3/15/13                                     100,000         100,691
SLM Corp.
 5.625%, due 8/1/33                                     250,000         207,698
Synovus Financial Corp.
 4.875%, due 2/15/13                                     50,000          49,219
Western Union Co. (The)
 5.93%, due 10/1/16                                     130,000         130,923
                                                                  -------------
                                                                     12,766,210
                                                                  -------------
GAS (0.2%)
AGL Capital Corp.
 4.45%, due 4/15/13                                     100,000          94,280
Anadarko Petroleum Corp.
 5.95%, due 9/15/16                                     200,000         201,553
 6.45%, due 9/15/36                                     150,000         150,379
KeySpan Corp.
 4.65%, due 4/1/13                                      100,000          96,096
NiSource Finance Corp.
 6.15%, due 3/1/13                                      175,000         179,768

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
GAS (CONTINUED)
ONEOK, Inc.
 5.51%, due 2/16/08                                 $   100,000   $     100,160
 7.125%, due 4/15/11                                    100,000         106,183
                                                                  -------------
                                                                        928,419
                                                                  -------------
INDEPENDENT (1.3%)
American General Finance Corp.
 Series H
 4.00%, due 3/15/11                                     250,000         239,430
 Series I
 5.40%, due 12/1/15                                     350,000         348,866
Ameriprise Financial, Inc.
 5.35%, due 11/15/10                                    100,000         100,788
CIT Group, Inc.
 5.40%, due 1/30/16                                     150,000         145,113
 5.65%, due 2/13/17                                     100,000          98,615
 5.75%, due 9/25/07                                     250,000         250,353
CitiFinancial Credit Co.
 8.70%, due 6/15/10                                     227,000         249,663
CRH America, Inc.
 6.00%, due 9/30/16                                     100,000         102,228
General Electric Capital Corp.
 4.875%, due 10/21/10                                   200,000         199,138
 5.00%, due 1/8/16                                      375,000         366,890
 6.00%, due 6/15/12                                   1,125,000       1,168,602
 Series A
 6.75%, due 3/15/32                                     500,000         569,291
HSBC Finance Corp.
 5.00%, due 6/30/15                                     250,000         241,852
 5.50%, due 1/19/16                                     750,000         748,900
 6.375%, due 10/15/11                                   550,000         573,544
 6.40%, due 6/17/08                                     250,000         252,970
International Lease Finance Corp.
 Series O
 4.375%, due 11/1/09                                    250,000         245,864
Toll Brothers Finance Corp.
 5.15%, due 5/15/15                                      50,000          45,797
                                                                  -------------
                                                                      5,947,904
                                                                  -------------
INSURANCE (1.0%)
Ace INA Holdings, Inc.
 5.70%, due 2/15/17                                      60,000          60,360
 5.875%, due 6/15/14                                    105,000         107,440
Aegon Funding Corp.
 5.75%, due 12/15/20                                    100,000         101,944
Aetna, Inc.
 6.00%, due 6/15/16 (b)                                  75,000          77,647
 7.875%, due 3/1/11                                     100,000         109,261
AIG SunAmerica Global Financing VI
 6.30%, due 5/10/11 (a)                                 250,000         260,805

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Allstate Corp. (The)
 5.00%, due 8/15/14                                 $   275,000   $     269,864
 5.95%, due 4/1/36                                       50,000          50,145
 7.20%, due 12/1/09                                     100,000         104,955
American International Group, Inc.
 4.70%, due 10/1/10                                     100,000          98,947
Aon Corp.
 7.375%, due 12/14/12                                   100,000         108,861
Assurant, Inc.
 5.625%, due 2/15/14                                    100,000         100,299
Berkshire Hathaway Finance Corp.
 4.85%, due 1/15/15                                     400,000         389,171
Chubb Corp.
 5.20%, due 4/1/13                                      100,000          99,624
CIGNA Corp.
 7.00%, due 1/15/11                                     125,000         132,103
Genworth Financial, Inc.
 Class A
 4.95%, due 10/1/15                                      75,000          72,581
 5.75%, due 6/15/14                                      50,000          51,079
Hartford Financial Services Group, Inc. (The)
 5.50%, due 10/15/16                                     75,000          75,525
 5.55%, due 8/16/08                                     100,000         100,361
 7.90%, due 6/15/10                                     100,000         107,900
Lincoln National Corp.
 4.75%, due 2/15/14                                     150,000         144,399
Marsh & McLennan Cos., Inc.
 5.375%, due 7/15/14                                    100,000          96,478
MetLife, Inc.
 5.00%, due 11/24/13                                     50,000          49,239
 5.00%, due 6/15/15                                     225,000         219,387
 5.70%, due 6/15/35                                     100,000          96,929
 6.125%, due 12/1/11                                    100,000         104,094
Nationwide Financial Services, Inc.
 5.10%, due 10/1/15                                      25,000          24,195
Progressive Corp. (The)
 6.25%, due 12/1/32                                      50,000          53,186
Protective Life Corp.
 4.875%, due 11/1/14                                    100,000          97,087
Prudential Financial, Inc.
 Series B
 5.10%, due 9/20/14                                     100,000          98,358
 5.70%, due 12/14/36                                    100,000          96,262
SAFECO Corp.
 4.20%, due 2/1/08                                      100,000          99,074
St. Paul Travelers Cos., Inc. (The)
 5.50%, due 12/1/15                                     100,000         100,530

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
INSURANCE (CONTINUED)
Travelers Property Casualty Corp.
 5.00%, due 3/15/13                                 $   100,000   $      98,473
UnitedHealth Group, Inc.
 5.00%, due 8/15/14                                     200,000         196,071
 5.375%, due 3/15/16                                    100,000          99,125
WellPoint, Inc.
 5.95%, due 12/15/34                                    150,000         148,782
                                                                  -------------
                                                                      4,300,541
                                                                  -------------
MANUFACTURING (2.2%)
3M Co.
 5.70%, due 3/15/37                                     100,000          99,712
Alcoa, Inc.
 5.72%, due 2/23/19 (a)                                 187,000         186,665
 5.95%, due 2/1/37                                      100,000          99,298
American Standard, Inc.
 7.375%, due 2/1/08                                      50,000          50,545
Black & Decker Corp.
 4.75%, due 11/1/14                                      50,000          46,356
Boeing Co. (The)
 6.125%, due 2/15/33                                    250,000         268,126
Bottling Group LLC
 5.50%, due 4/1/16                                      100,000         100,624
Caterpillar, Inc.
 5.30%, due 9/15/35                                     313,000         292,973
Centex Corp.
 6.50%, due 5/1/16                                       50,000          49,068
 7.50%, due 1/15/12                                     100,000         104,720
Computer Sciences Corp.
 5.00%, due 2/15/13                                     100,000          96,440
CRH America, Inc.
 5.30%, due 10/15/13                                    100,000          98,322
DaimlerChrysler N.A. Holding Corp.
 4.05%, due 6/4/08                                      250,000         246,511
 4.875%, due 6/15/10                                    100,000          99,063
 7.75%, due 1/18/11                                     150,000         162,139
 8.50%, due 1/18/31                                     300,000         378,016
Deere & Co.
 6.95%, due 4/25/14                                      50,000          54,853
Dover Corp.
 5.375%, due 10/15/35                                    50,000          46,791
Dow Chemical Co. (The)
 6.00%, due 10/1/12                                     200,000         206,121
 8.55%, due 10/15/09                                     50,000          53,599
D.R. Horton, Inc.
 5.00%, due 1/15/09                                     230,000         227,782
E.I. du Pont de Nemours & Co.
 4.75%, due 11/15/12                                    280,000         273,609
Eastman Chemical Co.
 7.25%, due 1/15/24                                     100,000         105,671

 16   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
Electronic Data Systems Corp.
 Series B
 6.50%, due 8/1/13                                  $   100,000   $     102,025
Emerson Electric Co.
 7.125%, due 8/15/10                                    250,000         265,831
First Data Corp.
 4.70%, due 8/1/13                                      100,000          98,649
General Dynamics Corp.
 4.25%, due 5/15/13                                     100,000          95,421
Goodrich Corp.
 7.00%, due 4/15/38                                      50,000          54,161
Hewlett-Packard Co.
 3.625%, due 3/15/08                                    250,000         246,259
 5.25%, due 3/1/12                                      100,000         100,669
Honeywell International, Inc.
 5.40%, due 3/15/16                                      50,000          49,892
 7.50%, due 3/1/10                                      100,000         106,408
ICI Wilmington, Inc.
 4.375%, due 12/1/08                                    100,000          98,496
International Business Machines Corp.
 4.25%, due 9/15/09                                     150,000         147,577
 5.875%, due 11/29/32                                   100,000         102,608
 6.50%, due 1/15/28                                     100,000         109,254
 7.50%, due 6/15/13                                     100,000         112,432
International Paper Co.
 5.25%, due 4/1/16                                      100,000          94,809
 5.85%, due 10/30/12                                     25,000          25,410
John Deere Capital Corp.
 7.00%, due 3/15/12                                     250,000         269,525
Johnson Controls, Inc.
 5.50%, due 1/15/16                                      50,000          49,587
 6.00%, due 1/15/36                                      50,000          48,989
Lennar Corp.
 Series B
 5.125%, due 10/1/10                                    100,000          98,035
 Series B
 5.60%, due 5/31/15                                      50,000          47,264
Litton Industries, Inc.
 8.00%, due 10/15/09                                    100,000         106,332
Lockheed Martin Corp.
 6.15%, due 9/1/36                                       50,000          52,086
 7.65%, due 5/1/16                                      250,000         289,849
Lubrizol Corp.
 5.50%, due 10/1/14                                     100,000          98,176
Masco Corp.
 4.80%, due 6/15/15                                     200,000         183,236
MDC Holdings, Inc.
 5.375%, due 7/1/15                                      50,000          46,297

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
MANUFACTURING (CONTINUED)
MeadWestvaco Corp.
 6.85%, due 4/1/12                                  $   100,000   $     105,175
Medtronic, Inc.
 Series B
 4.75%, due 9/15/15                                      50,000          47,995
Minnesota Mining & Manufacturing Co.
 6.375%, due 2/15/28                                    100,000         108,329
Monsanto Co.
 7.375%, due 8/15/12                                    100,000         109,828
Motorola, Inc.
 7.50%, due 5/15/25                                     100,000         109,583
Newmont Mining Corp.
 8.625%, due 5/15/11                                     50,000          55,848
Northrop Grumman Corp.
 7.125%, due 2/15/11                                    100,000         106,884
 7.75%, due 2/15/31                                      50,000          61,887
 7.875%, due 3/1/26                                     100,000         122,801
Owens Corning, Inc.
 6.50%, due 12/1/16 (a)                                 100,000         101,916
Pepsi Bottling Group, Inc.
 7.00%, due 3/1/29                                       60,000          68,438
Pitney Bowes, Inc.
 3.875%, due 6/15/13                                    150,000         138,385
Praxair, Inc.
 3.95%, due 6/1/13                                      100,000          93,713
Pulte Homes, Inc.
 7.875%, due 8/1/11                                     300,000         320,007
Raytheon Co.
 5.50%, due 11/15/12                                    100,000         101,664
 6.40%, due 12/15/18                                    350,000         378,468
Rohm & Haas Co.
 7.85%, due 7/15/29                                     100,000         118,380
Textron Financial Corp.
 4.125%, due 3/3/08                                     125,000         123,806
Textron, Inc.
 4.50%, due 8/1/10                                      100,000          98,077
Toyota Motor Credit Corp.
 4.25%, due 3/15/10                                     100,000          98,505
 5.45%, due 5/18/11                                     150,000         153,411
United Technologies Corp.
 4.875%, due 5/1/15                                     100,000          97,196
 5.40%, due 5/1/35                                      100,000          95,024
 6.35%, due 3/1/11                                      250,000         261,571
Weyerhaeuser Co.
 6.75%, due 3/15/12                                     200,000         210,650
 7.375%, due 3/15/32                                    100,000         105,736
                                                                  -------------
                                                                      9,839,558
                                                                  -------------
SERVICE (2.6%)
Abbott Laboratories
 5.875%, due 5/15/16                                    200,000         207,150

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
SERVICE (CONTINUED)
Allergan, Inc.
 5.75%, due 4/1/16                                  $    50,000   $      51,116
Amgen, Inc.
 4.85%, due 11/18/14                                    100,000          97,029
AT&T, Inc.
 6.80%, due 5/15/36                                     250,000         271,360
Baxter International, Inc.
 4.625%, due 3/15/15                                     50,000          47,594
 5.90%, due 9/1/16                                      100,000         103,322
Belo Corp.
 8.00%, due 11/1/08                                     100,000         103,486
Boston Scientific Corp.
 6.25%, due 11/15/15                                     50,000          49,254
Bristol-Myers Squibb Co.
 5.875%, due 11/15/36                                   150,000         149,060
 7.15%, due 6/15/23                                      50,000          56,945
Cardinal Health, Inc.
 5.85%, due 12/15/17                                    100,000         100,071
 6.25%, due 7/15/08                                     100,000         100,829
Cisco Systems, Inc.
 5.50%, due 2/22/16                                     275,000         276,500
Clear Channel Communications, Inc.
 5.50%, due 9/15/14                                     100,000          88,671
 6.875%, due 6/15/18                                    100,000          90,713
Comcast Cable Communications Holdings, Inc.
 8.375%, due 3/15/13                                    250,000         286,677
Comcast Cable Communications, Inc.
 7.125%, due 6/15/13                                    400,000         435,289
Comcast Corp.
 4.95%, due 6/15/16                                     100,000          95,333
 5.65%, due 6/15/35                                     200,000         182,859
 6.45%, due 3/15/37                                     250,000         252,834
Cox Communications, Inc.
 3.875%, due 10/1/08                                     40,000          39,249
 5.45%, due 12/15/14                                    100,000          98,966
 7.125%, due 10/1/12                                    200,000         215,989
CVS Corp.
 4.875%, due 9/15/14                                     50,000          48,293
Eli Lilly & Co.
 4.50%, due 3/15/18                                     100,000          92,107
 7.125%, due 6/1/25                                     100,000         114,378
Federated Department Stores, Inc.
 6.625%, due 9/1/08                                     100,000         101,338
Gannett Co., Inc.
 5.75%, due 6/1/11                                      100,000         101,663
Genentech, Inc.
 4.75%, due 7/15/15                                     100,000          96,244

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
SERVICE (CONTINUED)
GlaxoSmithKline Capital, Inc.
 4.375%, due 4/15/14                                $   100,000   $      95,024
Harrah's Operating Co., Inc.
 5.375%, due 12/15/13                                   100,000          88,500
 5.625%, due 6/1/15                                      50,000          43,000
Hillenbrand Industries, Inc.
 4.50%, due 6/15/09                                     130,000         128,166
Historic TW, Inc.
 6.625%, due 5/15/29                                    250,000         254,686
 6.95%, due 1/15/28                                     200,000         210,511
Johnson & Johnson
 6.95%, due 9/1/29                                      100,000         119,227
Kroger Co. (The)
 5.50%, due 2/1/13                                      250,000         247,676
Lowe's Cos., Inc.
 5.50%, due 10/15/35                                    100,000          93,085
 5.80%, due 10/15/36                                    200,000         193,156
 6.875%, due 2/15/28                                    100,000         109,348
Marriott International, Inc.
 4.625%, due 6/15/12                                     50,000          48,359
May Department Stores Co. (The)
 5.95%, due 11/1/08                                      50,000          50,470
 6.65%, due 7/15/24                                      50,000          49,640
 6.70%, due 9/15/28                                     100,000          98,209
McKesson Corp.
 5.70%, due 3/1/17                                       50,000          49,922
Merck & Co., Inc.
 4.75%, due 3/1/15                                      250,000         240,770
News America, Inc.
 5.30%, due 12/15/14                                    300,000         298,421
 6.40%, due 12/15/35                                    175,000         176,363
 7.25%, due 5/18/18                                     100,000         111,915
Oracle Corp.
 5.00%, due 1/15/11                                     200,000         199,433
 5.25%, due 1/15/16                                     100,000          98,620
Pfizer, Inc.
 4.65%, due 3/1/18                                      300,000         284,306
Quest Diagnostics, Inc.
 5.125%, due 11/1/10                                     50,000          49,661
 7.50%, due 7/12/11                                      50,000          53,847
R.R. Donnelley & Sons Co.
 5.50%, due 5/15/15                                     100,000          93,875
Republic Services, Inc.
 6.75%, due 8/15/11                                      50,000          52,604
Safeway, Inc.
 5.80%, due 8/15/12                                     200,000         203,147
Schering-Plough Corp.
 6.75%, due 12/1/33                                     100,000         111,560
Science Applications International Corp.
 6.25%, due 7/1/12                                      100,000         103,821

 18   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
SERVICE (CONTINUED)
Target Corp.
 5.875%, due 3/1/12                                 $   250,000   $     258,222
 6.35%, due 11/1/32                                     150,000         160,491
Teva Pharmaceutical Finance LLC
 6.15%, due 2/1/36                                       50,000          48,719
Time Warner, Inc.
 6.75%, due 4/15/11                                     250,000         263,158
 6.875%, due 5/1/12                                     175,000         186,357
 7.625%, due 4/15/31                                    150,000         169,668
Viacom, Inc.
 5.50%, due 5/15/33                                     100,000          85,804
 5.625%, due 8/15/12                                    350,000         351,163
 6.875%, due 4/30/36                                    250,000         253,185
Wal-Mart Stores, Inc.
 4.75%, due 8/15/10                                     150,000         149,104
 5.25%, due 9/1/35                                      350,000         320,181
 6.875%, due 8/10/09                                    250,000         259,703
Walt Disney Co. (The)
 Series B
 5.875%, due 12/15/17                                   125,000         129,791
 6.375%, due 3/1/12                                     250,000         263,904
Waste Management, Inc.
 5.00%, due 3/15/14                                      50,000          47,693
 7.125%, due 12/15/17                                   100,000         110,135
 7.75%, due 5/15/32                                      75,000          84,891
WellPoint, Inc.
 6.80%, due 8/1/12                                      100,000         106,647
Wyeth
 5.50%, due 3/15/13                                     250,000         252,852
 5.50%, due 2/1/14                                       50,000          50,562
 6.00%, due 2/15/36                                      50,000          50,406
 6.45%, due 2/1/24                                      100,000         106,339
Wyndham Worldwide Corp.
 6.00%, due 12/1/16 (a)                                  50,000          49,603
Xerox Corp.
 6.40%, due 3/15/16                                     160,000         164,858
Yum! Brands, Inc.
 8.875%, due 4/15/11                                    100,000         112,142
                                                                  -------------
                                                                     11,947,219
                                                                  -------------
TELECOM (1.1%)
ALLTEL Corp.
 7.00%, due 7/1/12                                      250,000         261,875
BellSouth Corp.
 5.20%, due 9/15/14                                     100,000          98,671
 6.00%, due 11/15/34                                    100,000          97,707
 6.875%, due 10/15/31                                   250,000         268,976

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
TELECOM (CONTINUED)
CenturyTel, Inc.
 Series F
 6.30%, due 1/15/08                                 $   100,000   $     100,464
 Series H
 8.375%, due 10/15/10                                   100,000         109,522
Cingular Wireless LLC
 6.50%, due 12/15/11                                    100,000         105,578
Embarq Corp.
 7.995%, due 6/1/36                                     200,000         211,530
Harris Corp.
 5.00%, due 10/1/15                                      50,000          47,588
New Cingular Wireless Services, Inc.
 8.125%, due 5/1/12                                     100,000         112,553
 8.75%, due 3/1/31                                      100,000         130,846
SBC Communications, Inc.
 5.10%, due 9/15/14                                     700,000         687,329
 5.875%, due 2/1/12                                     100,000         102,729
 6.15%, due 9/15/34                                     250,000         251,166
Sprint Capital Corp.
 6.875%, due 11/15/28                                   300,000         297,694
 7.625%, due 1/30/11                                    100,000         107,309
 8.375%, due 3/15/12                                    500,000         556,858
 8.75%, due 3/15/32                                     100,000         118,015
Verizon Communications, Inc.
 6.25%, due 4/1/37                                       80,000          80,167
Verizon Global Funding Corp.
 5.85%, due 9/15/35                                     200,000         192,132
 6.125%, due 6/15/07                                    250,000         250,174
 7.75%, due 12/1/30                                     350,000         409,752
Verizon Pennsylvania, Inc.
 Series A
 5.65%, due 11/15/11                                    250,000         253,319
                                                                  -------------
                                                                      4,851,954
                                                                  -------------
TRANSPORTATION (0.4%)
Burlington Northern Santa Fe Corp.
 6.15%, due 5/1/37                                       75,000          75,610
 6.20%, due 8/15/36                                      50,000          50,061
 6.75%, due 7/15/11                                     100,000         105,501
 7.125%, due 12/15/10                                   100,000         106,374
CSX Corp.
 6.30%, due 3/15/12                                     100,000         103,410
CSX Transportation, Inc.
 7.875%, due 5/15/43                                    100,000         118,815
Norfolk Southern Corp.
 6.00%, due 4/30/08                                     100,000         100,552
 7.05%, due 5/1/37                                      100,000         109,994
 7.25%, due 2/15/31                                     100,000         112,177
Ryder System, Inc.
 5.85%, due 3/1/14                                       50,000          49,851

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)
Southwest Airlines Co.
 5.25%, due 10/1/14                                 $    75,000   $      72,444
TTX Co.
 5.00%, due 4/1/12 (a)                                  100,000          98,547
Union Pacific Corp.
 5.375%, due 5/1/14                                     250,000         248,774
 6.125%, due 1/15/12                                    100,000         103,305
 6.65%, due 1/15/11                                     100,000         104,594
 7.00%, due 2/1/16                                       50,000          54,122
                                                                  -------------
                                                                      1,614,131
                                                                  -------------
Total Corporate Bonds
 (Cost $83,663,424)                                                  83,582,540
                                                                  -------------

FOREIGN BONDS (3.7%)
-------------------------------------------------------------------------------
BANKS (0.5%)
Abbey National PLC
 7.95%, due 10/26/29                                    100,000         126,311
Bank of Tokyo-Mitsubishi, Ltd. (The)
 8.40%, due 4/15/10                                     100,000         108,541
HSBC Holdings PLC
 7.50%, due 7/15/09                                     250,000         262,360
International Bank of Reconstruction & Development
 (zero coupon), due 3/11/31                             504,000         141,114
Kreditanstalt fuer Wiederaufbau
 3.375%, due 1/23/08                                    550,000         541,529
Landwirtschaftliche Rentenbank
 Series 5
 3.25%, due 6/16/08                                     250,000         244,911
Royal Bank of Canada
 5.65%, due 7/20/11                                     150,000         153,845
Royal Bank of Scotland Group PLC
 5.00%, due 11/12/13                                    100,000          98,854
 5.05%, due 1/8/15                                      100,000          98,274
Svensk Exportkredit AB
 5.125%, due 3/1/17                                     200,000         200,829
UFJ Finance Aruba AEC
 6.75%, due 7/15/13                                     100,000         107,783
Westpac Banking Corp.
 4.625%, due 6/1/18                                      50,000          46,562
                                                                  -------------
                                                                      2,130,913
                                                                  -------------

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CONSUMER (0.1%)
Diageo Capital PLC
 3.375%, due 3/20/08                                $   250,000   $     245,644
 5.125%, due 1/30/12                                    100,000          99,669
 5.875%, due 9/30/36                                    150,000         147,768
                                                                  -------------
                                                                        493,081
                                                                  -------------
ELECTRIC (0.0%)++
Scottish Power PLC
 5.375%, due 3/15/15                                    100,000          99,835
                                                                  -------------

ENERGY (0.1%)
Apache Finance Canada Corp.
 4.375%, due 5/15/15                                    100,000          94,135
Canadian Natural Resources, Ltd.
 6.50%, due 2/15/37                                      75,000          77,160
EnCana Corp.
 6.50%, due 8/15/34                                      85,000          89,086
Norsk Hydro ASA
 7.75%, due 6/15/23                                     125,000         150,231
Talisman Energy, Inc.
 6.25%, due 2/1/38                                       55,000          52,934
Transocean, Inc.
 7.375%, due 4/15/18                                    100,000         111,794
                                                                  -------------
                                                                        575,340
                                                                  -------------
FINANCE--OTHER (0.1%)
Banque Paribas/New York
 6.875%, due 3/1/09                                     310,000         320,081
                                                                  -------------

FOREIGN SOVEREIGN (1.0%)
Canadian Government
 5.25%, due 11/5/08                                     500,000         502,754
Malaysian Government
 7.50%, due 7/15/11                                     100,000         108,936
Republic of Chile
 5.50%, due 1/15/13                                     100,000         101,700
Republic of Italy
 5.625%, due 6/15/12                                    750,000         770,887
 6.875%, due 9/27/23                                    750,000         868,952
Republic of Korea
 8.875%, due 4/15/08                                    250,000         258,400
Republic of Poland
 5.25%, due 1/15/14                                     100,000         100,519
Republic of South Africa
 7.375%, due 4/25/12                                    100,000         109,000
United Mexican States
 Series A
 5.875%, due 1/15/14                                    750,000         773,625
 6.375%, due 1/16/13                                    550,000         581,075

 20   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
FOREIGN BONDS (CONTINUED)
-------------------------------------------------------------------------------
FOREIGN SOVEREIGN (CONTINUED)
United Mexican States (continued)
 6.75%, due 9/27/34                                 $   150,000   $     167,250
 7.50%, due 1/14/12                                     250,000         273,875
                                                                  -------------
                                                                      4,616,973
                                                                  -------------
GAS (0.0%)++
Weatherford International, Inc.
 4.95%, due 10/15/13                                    100,000          96,450
 5.50%, due 2/15/16                                      50,000          49,109
                                                                  -------------
                                                                        145,559
                                                                  -------------
INDEPENDENT (0.2%)
CIT Group Co. of Canada
 5.20%, due 6/1/15                                      300,000         287,638
ConocoPhilips Canada Funding Co.
 5.625%, due 10/15/16                                   250,000         255,412
Rio Tinto Finance USA, Ltd.
 2.625%, due 9/30/08                                    250,000         241,343
                                                                  -------------
                                                                        784,393
                                                                  -------------
INSURANCE (0.1%)
Axa
 8.60%, due 12/15/30                                    105,000         135,020
XL Capital, Ltd.
 5.25%, due 9/15/14                                      50,000          49,099
                                                                  -------------
                                                                        184,119
                                                                  -------------
MANUFACTURING (0.3%)
Alcan, Inc.
 5.00%, due 6/1/15                                      100,000          96,265
BHP Billiton Finance USA, Ltd.
 4.80%, due 4/15/13                                     100,000          97,675
 5.25%, due 12/15/15                                    100,000          99,446
Celulosa Arauco y Constitucion S.A.
 5.625%, due 4/20/15                                     50,000          49,416
Falconbridge, Ltd.
 5.50%, due 6/15/17                                      50,000          49,805
Hanson PLC
 6.125%, due 8/15/16                                    100,000         103,093
Ingersoll-Rand Co.
 4.75%, due 5/15/15                                      50,000          47,341
Lafarge S.A.
 6.50%, due 7/15/16                                      50,000          52,864
 7.125%, due 7/15/36                                     50,000          54,659
Potash Corp.
 7.75%, due 5/31/11                                     140,000         152,704
Tyco International Group S.A.
 6.00%, due 11/15/13                                    100,000         105,074
Vale Overseas, Ltd.
 6.25%, due 1/23/17                                     400,000         410,202
                                                                  -------------
                                                                      1,318,544
                                                                  -------------

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
REGIONAL GOVERNMENT (0.4%)
Hydro-Quebec
 Series JL
 6.30%, due 5/11/11                                 $   250,000   $     262,299
Korea Development Bank
 4.25%, due 11/13/07                                    100,000          99,368
Province of British Columbia
 5.375%, due 10/29/08                                   250,000         251,866
Province of Manitoba
 5.50%, due 10/1/08                                     250,000         251,945
Province of Quebec
 4.60%, due 5/26/15                                     500,000         483,944
 Series NJ
 7.50%, due 7/15/23                                     302,000         368,610
                                                                  -------------
                                                                      1,718,032
                                                                  -------------
SERVICE (0.0%)++
Thomson Corp. (The)
 6.20%, due 1/5/12                                      100,000         103,815
                                                                  -------------

TELECOM (0.9%)
America Movil S.A. de C.V.
 5.75%, due 1/15/15                                     125,000         126,460
British Telecommunications PLC
 8.625%, due 12/15/10                                   200,000         223,096
 9.125%, due 12/15/30                                   100,000         139,437
Deutsche Telekom International
 Finance B.V.
 5.25%, due 7/22/13                                     100,000          99,052
 5.75%, due 3/23/16                                     200,000         200,814
 8.00%, due 6/15/10                                     350,000         378,731
 9.25%, due 6/1/32                                      100,000         137,188
France Telecom S.A.
 8.50%, due 3/1/31                                      250,000         329,285
Koninklijke (Royal) KPN N.V.
 8.00%, due 10/1/10                                     100,000         108,753
Telecom Italia Capital S.A.
 4.875%, due 10/1/10                                    300,000         296,202
 4.95%, due 9/30/14                                     150,000         142,922
 6.00%, due 9/30/34                                     100,000          93,223
 6.375%, due 11/15/33                                   100,000          97,270
Telefonica Emisones SAU
 7.045%, due 6/20/36                                    100,000         107,293
Telefonica Europe B.V.
 7.75%, due 9/15/10                                     250,000         269,306
 8.25%, due 9/15/30                                     100,000         120,130
Telefonos de Mexico S.A. de C.V.
 4.50%, due 11/19/08                                    100,000          98,886

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
FOREIGN BONDS (CONTINUED)
-------------------------------------------------------------------------------
TELECOM (CONTINUED)
Vodafone Group PLC
 7.75%, due 2/15/10                                 $   850,000   $     905,984
 7.875%, due 2/15/30                                    100,000         117,626
                                                                  -------------
                                                                      3,991,658
                                                                  -------------
TRANSPORTATION (0.0%)++
Canadian National Railway Co.
 6.20%, due 6/1/36                                      100,000         103,375
                                                                  -------------
Total Foreign Bonds
 (Cost $16,425,254)                                                  16,585,718
                                                                  -------------

MORTGAGE-BACKED SECURITY (0.1%)
-------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOAN
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
Bear Stearns Commercial Mortgage Securities
 Series 2006-PW13, Class A3
 5.518%, due 9/11/41                                    500,000         505,880
                                                                  -------------
Total Mortgage-Backed Security
 (Cost $502,726)                                                        505,880
                                                                  -------------

U.S. GOVERNMENT & FEDERAL AGENCIES (71.7%)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (0.4%)
 4.25%, due 5/15/09 (b)                               2,000,000       1,977,062
                                                                  -------------

FEDERAL HOME LOAN MORTGAGE CORP. (2.8%)
 4.00%, due 12/15/09                                  3,250,000       3,185,345
 4.125%, due 7/12/10                                  1,085,000       1,063,719
 4.50%, due 7/15/13                                   1,000,000         979,689
 4.50%, due 1/15/15                                   2,000,000       1,946,720
 4.875%, due 2/9/10                                   1,500,000       1,502,444
 5.00%, due 7/15/14                                   1,000,000       1,008,453
 5.50%, due 9/25/13                                     250,000         249,936
 6.25%, due 7/15/32                                   1,500,000       1,712,774
 7.00%, due 9/1/33                                      500,000         519,377
 7.00%, due 11/1/36                                     431,309         445,019
                                                                  -------------
                                                                     12,613,476
                                                                  -------------
FEDERAL HOME LOAN MORTGAGE CORP.
 (MORTGAGE PASS-THROUGH SECURITIES) (12.9%)
 4.00%, due 8/1/20                                    2,827,305       2,671,543
 4.50%, due 11/1/20                                     131,128         127,018
V    4.50%, due 5/1/22 TBA (c)                        9,700,000       9,390,813
 4.50%, due 8/1/33                                      376,698         355,210
 4.50%, due 6/1/34                                      475,498         447,796
 4.50%, due 5/1/35                                      904,747         851,450
 4.50%, due 6/1/35                                      896,319         843,518

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
FEDERAL HOME LOAN MORTGAGE CORP.
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 4.50%, due 8/1/35                                  $   889,524   $     837,124
 5.00%, due 11/1/20                                   1,701,682       1,678,497
 5.00%, due 12/1/20                                   2,667,540       2,631,195
 5.00%, due 4/1/21                                    3,123,734       3,081,173
 5.00%, due 7/1/21                                      470,351         463,702
 5.00%, due 11/1/21                                     479,834         473,051
 5.00%, due 2/1/22                                      983,644         969,678
 5.00%, due 10/1/36                                     239,492         231,519
V    5.00%, due 5/1/37 TBA (c)                       17,500,000      16,909,375
 5.50%, due 2/1/18                                      642,776         645,644
 5.50%, due 8/1/21                                      879,871         881,093
 5.50%, due 1/1/22                                      993,421         994,800
 5.50%, due 9/1/36                                       59,776          59,131
 5.50%, due 10/1/36                                   2,410,138       2,384,120
 5.50%, due 12/1/36                                   2,471,968       2,445,283
 5.50%, due 4/1/37                                    3,000,001       2,966,661
 6.00%, due 8/1/17                                      522,945         532,221
 6.00%, due 6/1/21                                      897,359         912,276
 6.00%, due 9/1/21                                      479,324         487,292
 6.00%, due 1/1/37                                      736,561         742,756
 6.50%, due 4/1/11                                        4,696           4,793
 6.50%, due 5/1/11                                        4,883           5,000
 6.50%, due 10/1/11                                       3,439           3,515
 6.50%, due 6/1/14                                       26,341          27,002
 6.50%, due 4/1/17                                       23,694          24,296
 6.50%, due 5/1/17                                       55,177          56,548
 6.50%, due 12/1/24                                      78,504          80,609
 6.50%, due 11/1/25                                      53,715          55,203
 6.50%, due 5/1/26                                        5,930           6,094
 6.50%, due 3/1/27                                       17,552          18,114
 6.50%, due 5/1/31                                       33,046          34,083
 6.50%, due 8/1/31                                       27,979          28,857
 6.50%, due 1/1/32                                      149,373         154,061
 6.50%, due 3/1/32                                      151,664         156,358
 6.50%, due 4/1/32                                       48,878          50,384
 6.50%, due 7/1/32                                       35,978          37,087
 6.50%, due 1/1/34                                      239,164         245,656
 6.50%, due 1/1/37                                    1,949,340       1,991,052
 7.00%, due 6/1/11                                        7,423           7,589
 7.00%, due 11/1/11                                       2,711           2,778
 7.00%, due 4/1/26                                       14,642          15,253
 7.00%, due 7/1/26                                        1,723           1,795
 7.00%, due 12/1/27                                      26,694          27,809
 7.00%, due 1/1/30                                       10,861          11,321
 7.00%, due 3/1/31                                       59,479          61,891
 7.00%, due 10/1/31                                      33,504          34,862
 7.00%, due 3/1/32                                      119,807         124,666
 7.50%, due 1/1/16                                       14,605          15,125
 7.50%, due 1/1/26                                        4,180           4,390
 7.50%, due 11/1/26                                       1,277           1,341

 22   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 7.50%, due 3/1/27                                  $     1,615   $       1,696
 7.50%, due 2/1/30                                        3,322           3,480
 7.50%, due 2/1/32                                       72,193          75,578
 8.00%, due 7/1/26                                        9,494          10,030
                                                                  -------------
                                                                     58,392,255
                                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.6%)
 3.25%, due 11/15/07                                  1,000,000         989,317
 3.25%, due 8/15/08                                   2,000,000       1,956,842
 4.00%, due 3/1/22                                      500,000         472,276
 4.50%, due 10/1/36                                     500,001         469,764
 4.625%, due 10/15/13 (b)                             2,000,000       1,972,170
 5.50%, due 4/1/37                                      996,040         984,971
 6.21%, due 8/6/38                                      475,000         545,430
                                                                  -------------
                                                                      7,390,770
                                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (20.4%)
 4.50%, due 1/1/20                                    1,036,650       1,005,355
 4.50%, due 12/1/20                                     246,115         238,335
 5.00%, due 3/1/21                                      958,334         944,780
 5.00%, due 2/1/22                                      497,989         490,919
V    5.00%, due 5/1/37 TBA (c)                       14,925,000      14,416,625
 5.50%, due 6/1/16                                        4,856           4,881
 5.50%, due 11/1/16                                     172,196         173,060
 5.50%, due 2/1/17                                       15,454          15,523
 5.50%, due 6/1/17                                       65,719          65,978
 5.50%, due 8/1/17                                      130,094         130,608
 5.50%, due 10/1/19                                     249,312         249,988
 5.50%, due 4/1/21                                      445,939         446,566
 5.50%, due 5/1/21                                      872,274         873,499
 5.50%, due 2/1/35                                       25,263          25,015
 5.50%, due 5/1/35                                      699,394         692,529
 5.50%, due 6/1/35                                      453,288         448,838
 5.50%, due 7/1/35                                    2,181,938       2,160,520
 5.50%, due 8/1/35                                    1,191,538       1,179,842
 5.50%, due 9/1/35                                      825,111         817,012
 5.50%, due 11/1/35                                   4,362,571       4,319,748
 5.50%, due 12/1/35                                   3,616,192       3,580,695
 5.50%, due 1/1/36                                      889,741         881,007
 5.50%, due 2/1/36                                      837,161         828,943
 5.50%, due 4/1/36                                    1,612,145       1,595,645
 5.50%, due 5/1/36                                    4,849,815       4,797,454
 5.50%, due 6/1/36                                    4,299,230       4,252,814
 5.50%, due 7/1/36                                      463,091         458,091
 5.50%, due 10/1/36                                   1,443,218       1,427,637
 5.50%, due 12/1/36                                   1,961,722       1,940,543
 5.50%, due 1/1/37                                    2,967,802       2,935,760

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 5.50%, due 2/1/37                                  $ 2,493,904   $   2,466,189
 5.727%, due 1/1/37 (d)                               2,680,361       2,691,967
 5.959%, due 7/1/36 (d)                                 486,621         489,231
 6.00%, due 6/1/16                                      104,945         106,780
 6.00%, due 7/1/16                                       40,393          41,099
 6.00%, due 9/1/16                                       56,312          57,297
 6.00%, due 9/1/17                                       73,188          74,466
 6.00%, due 1/1/36                                       38,202          38,524
 6.00%, due 6/1/36                                    1,904,352       1,919,181
V    6.00%, due 7/1/36                                8,309,006       8,373,710
 6.00%, due 8/1/36                                    6,683,936       6,735,985
 6.00%, due 9/1/36                                    2,224,244       2,241,565
 6.00%, due 10/1/36                                   1,363,681       1,374,301
 6.00%, due 10/15/36                                    957,860         970,975
 6.00%, due 11/1/36                                     940,376         947,698
 6.00%, due 12/1/36                                   2,954,676       2,977,685
 6.00%, due 4/1/37                                    2,000,000       2,015,574
 6.50%, due 3/1/11                                          522             530
 6.50%, due 4/1/11                                        4,636           4,723
 6.50%, due 6/1/11                                          767             782
 6.50%, due 9/1/11                                        9,505           9,716
 6.50%, due 10/1/11                                      50,775          51,900
 6.50%, due 11/1/11                                       7,044           7,208
 6.50%, due 6/1/15                                      113,769         116,558
 6.50%, due 4/1/27                                       14,490          14,949
 6.50%, due 2/1/28                                       23,400          24,142
 6.50%, due 7/1/32                                       20,094          20,707
 6.50%, due 8/1/32                                      380,818         392,438
 6.50%, due 9/1/32                                        4,179           4,307
 6.50%, due 1/1/35                                      748,018         764,712
 6.50%, due 8/1/35                                      637,669         651,900
 6.50%, due 9/1/35                                       28,462          29,097
 6.50%, due 3/1/36                                      395,928         404,278
 6.50%, due 4/1/36                                    1,309,231       1,336,842
 6.50%, due 7/1/36                                    1,351,445       1,379,947
 6.50%, due 8/1/36                                      480,373         490,504
 6.50%, due 9/1/36                                      914,581         933,870
 7.00%, due 2/1/09                                       30,479          30,627
 7.00%, due 5/1/11                                        2,130           2,188
 7.00%, due 6/1/11                                        6,905           7,069
 7.00%, due 10/1/11                                         368             378
 7.00%, due 11/1/11                                      12,880          13,251
 7.00%, due 5/1/37 TBA (c)                              500,000         516,250
 7.50%, due 3/1/30                                          787             824
 7.50%, due 7/1/30                                       10,740          11,244
 7.50%, due 7/1/31                                       68,261          71,417
 7.50%, due 8/1/31                                          776             811
 8.00%, due 8/1/10                                          861             878
 8.00%, due 9/1/11                                        1,765           1,813
 8.00%, due 11/1/11                                       5,732           5,926

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 8.00%, due 1/1/25                                  $       251   $         266
 8.00%, due 6/1/25                                          467             496
 8.00%, due 9/1/25                                        1,788           1,897
 8.00%, due 2/1/26                                        1,196           1,268
 8.00%, due 9/1/26                                       10,664          11,319
 8.00%, due 10/1/26                                       1,879           1,995
 8.00%, due 11/1/26                                       3,513           3,729
 8.00%, due 4/1/27                                        4,402           4,675
 8.00%, due 6/1/27                                       21,763          23,113
 8.00%, due 12/1/27                                       9,612          10,028
 8.00%, due 1/1/28                                       34,069          36,181
                                                                  -------------
                                                                     92,317,190
                                                                  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.2%)
 5.50%, due 4/15/37                                     500,000         497,290
 6.50%, due 9/15/36                                     500,000         513,630
                                                                  -------------
                                                                      1,010,920
                                                                  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (3.1%)
 5.00%, due 4/20/33                                     368,953         357,973
 5.00%, due 8/15/33                                     497,601         484,658
 5.00%, due 2/15/36                                     541,397         526,698
 5.00%, due 4/15/36                                     965,435         939,224
 5.00%, due 6/20/36                                     959,531         929,882
 5.50%, due 7/15/34                                     489,174         487,031
 5.50%, due 7/20/34                                     347,625         345,521
 5.50%, due 4/15/35                                     720,826         717,390
 5.50%, due 9/15/35                                     861,495         857,388
 5.50%, due 10/15/35                                    904,580         900,268
 5.50%, due 12/20/35                                    909,385         903,349
 5.50%, due 5/15/36                                     951,575         946,543
 5.50%, due 1/15/37                                     498,464         495,763
 6.00%, due 3/20/29                                      90,660          92,170
 6.00%, due 1/15/32                                     128,617         130,736
 6.00%, due 12/15/32                                     82,543          83,902
 6.00%, due 2/15/34                                     418,505         424,709
 6.00%, due 1/20/35                                     293,724         297,544
 6.00%, due 6/15/35                                     364,255         369,331
 6.00%, due 9/15/35                                     497,776         504,712
 6.00%, due 5/15/36                                     937,366         950,199
 6.00%, due 9/15/36                                     498,766         505,594
 6.50%, due 3/20/31                                      63,975          65,990
 6.50%, due 1/15/32                                      83,068          85,737
 6.50%, due 6/15/35                                       5,784           5,960
 6.50%, due 12/15/35                                    498,896         512,802
 6.50%, due 1/15/36                                     501,339         515,006
 7.00%, due 11/15/11                                     12,767          13,031

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 7.00%, due 2/15/26                                 $     6,184   $       6,492
 7.00%, due 4/15/26                                       2,283           2,396
 7.00%, due 6/15/29                                         648             680
 7.00%, due 12/15/29                                      8,668           9,097
 7.00%, due 5/15/31                                       2,880           3,021
 7.00%, due 8/15/31                                      47,389          49,718
 7.00%, due 8/20/31                                      75,155          78,590
 7.00%, due 8/15/32                                     118,445         124,276
 7.50%, due 1/15/09                                         363             369
 7.50%, due 9/15/11                                      31,376          32,215
 7.50%, due 3/15/26                                       5,709           5,987
 7.50%, due 10/15/26                                     11,465          12,023
 7.50%, due 11/15/26                                      2,926           3,068
 7.50%, due 1/15/30                                      16,482          17,271
 7.50%, due 10/15/30                                     12,161          12,743
 7.50%, due 3/15/32                                      61,700          64,656
 8.00%, due 6/15/26                                         485             517
 8.00%, due 9/15/26                                       1,804           1,922
 8.00%, due 10/15/26                                        737             785
 8.00%, due 11/15/26                                      2,460           2,622
 8.00%, due 5/15/27                                         681             726
 8.00%, due 7/15/27                                       1,649           1,757
 8.00%, due 9/15/27                                       1,015           1,082
 8.00%, due 11/15/30                                     64,491          68,715
 8.50%, due 7/15/26                                       1,606           1,733
 8.50%, due 11/15/26                                      6,728           7,257
                                                                  -------------
                                                                     13,958,829
                                                                  -------------
UNITED STATES TREASURY BONDS (3.4%)
 4.50%, due 2/15/36 (b)                               5,826,000       5,524,685
 4.75%, due 2/15/37 (b)                               1,250,000       1,236,524
 5.375%, due 2/15/31                                  1,007,000       1,078,592
 6.00%, due 2/15/26 (b)                               2,500,000       2,838,478
 6.25%, due 8/15/23 (b)                               2,600,000       2,997,922
 7.50%, due 11/15/16 (b)                                403,000         490,385
 8.75%, due 5/15/17 (b)                                 252,000         333,526
 8.875%, due 2/15/19                                    302,000         413,363
 9.875%, due 11/15/15 (b)                               302,000         413,067
                                                                  -------------
                                                                     15,326,542
                                                                  -------------
UNITED STATES TREASURY NOTES (26.9%)
 3.375%, due 2/15/08 (b)                              5,000,000       4,937,305
V    3.375%, due 10/15/09 (b)                         8,220,000       7,996,515
 3.875%, due 5/15/09                                  2,500,000       2,464,550
V    4.375%, due 11/15/08 (b)                        13,385,000      13,312,841
V    4.50%, due 2/15/09 (b)                           7,230,000       7,209,098
V    4.50%, due 3/31/12 (b)                           9,140,000       9,132,505
V    4.625%, due 11/15/09 (b)                        22,900,000      22,936,686
 4.625%, due 12/31/11 (b)                             2,100,000       2,108,942
V    4.625%, due 2/15/17 (b)                         26,055,000      26,042,780
 4.75%, due 12/31/08 (b)                              6,500,000       6,504,570

 24   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-------------------------------------------------------------------------------
UNITED STATES TREASURY NOTES (CONTINUED)
 4.75%, due 2/28/09                                 $ 6,000,000   $   6,008,904
 4.75%, due 2/15/10                                   1,265,000       1,272,017
 4.75%, due 5/15/14 (b)                               4,600,000       4,649,413
 4.875%, due 1/31/09                                  2,195,000       2,202,031
 4.875%, due 5/15/09 (b)                              3,250,000       3,267,011
 5.00%, due 7/31/08 (b)                               1,500,000       1,503,047
                                                                  -------------
                                                                    121,548,215
                                                                  -------------
Total U.S. Government & Federal Agencies
 (Cost $323,496,779)                                                324,535,259(k)
                                                                  -------------
YANKEE BONDS (0.8%)(E)
-------------------------------------------------------------------------------
BANKS (0.2%)
HSBC Bank PLC
 6.95%, due 3/15/11                                     200,000         211,669
Inter-American Development Bank
 6.80%, due 10/15/25                                    604,000         712,984
Santander Financial Issuances
 6.375%, due 2/15/11                                    100,000         104,127
                                                                  -------------
                                                                      1,028,780
                                                                  -------------
CONSUMER (0.1%)
Molson Coors Capital Finance ULC
 4.85%, due 9/22/10                                     250,000         246,708
                                                                  -------------
ELECTRIC (0.0%)++
United Utilities PLC
 5.375%, due 2/1/19                                     100,000          96,820
                                                                  -------------

ENERGY (0.2%)
Canadian Natural Resources, Ltd.
 5.45%, due 10/1/12                                     100,000         100,711
EnCana Corp.
 4.75%, due 10/15/13                                    100,000          96,549
 6.30%, due 11/1/11                                     100,000         104,086
Nexen, Inc.
 5.20%, due 3/10/15                                     180,000         175,462
Petro-Canada
 4.00%, due 7/15/13                                     100,000          92,302
Talisman Energy, Inc.
 5.125%, due 5/15/15                                     50,000          47,856
TransCanada Pipelines, Ltd.
 4.00%, due 6/15/13                                     100,000          93,279
 5.85%, due 3/15/36                                     100,000          98,161
                                                                  -------------
                                                                        808,406
                                                                  -------------

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
MANUFACTURING (0.2%)
Alcan, Inc.
 5.75%, due 6/1/35                                  $    50,000   $      46,770
 6.45%, due 3/15/11                                     100,000         104,027
Falconbridge, Ltd.
 8.375%, due 2/15/11                                     75,000          83,166
Inco, Ltd.
 5.70%, due 10/15/15                                    100,000          99,665
Potash Corp. of Saskatchewan
 7.125%, due 6/15/07                                    100,000         100,205
Teck Cominco, Ltd.
 5.375%, due 10/1/15                                    100,000          97,912
Tyco International Group S.A.
 6.375%, due 10/15/11                                   250,000         264,167
                                                                  -------------
                                                                        795,912
                                                                  -------------
TELECOM (0.0%)++
TELUS Corp.
 7.50%, due 6/1/07                                      100,000         100,157
 8.00%, due 6/1/11                                      100,000         109,259
                                                                  -------------
                                                                        209,416
                                                                  -------------
TRANSPORTATION (0.1%)
Canadian National Railway Co.
 6.375%, due 10/15/11                                   100,000         104,466
Canadian Pacific Railway Co.
 6.25%, due 10/15/11                                    125,000         129,819
                                                                  -------------
                                                                        234,285
                                                                  -------------
Total Yankee Bonds
 (Cost $3,367,133)                                                    3,420,327
                                                                  -------------
Total Long-Term Bonds
 (Cost $429,870,530)                                                431,026,318
                                                                  -------------

SHORT-TERM INVESTMENTS (39.8%)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (16.4%)
Bank of Nova Scotia
 5.25%, due 5/17/07                                   5,000,000       4,988,333
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.273%, due 5/23/07 (f)                              5,545,678       5,545,678
Compass Securitization
 5.292%, due 5/23/07 (f)                              1,848,560       1,848,560
 5.294%, due 5/31/07 (f)                              1,848,560       1,848,560
Countrywide Financial Corp.
 5.35%, due 5/1/07                                   10,020,000      10,020,000
Den Danske Bank
 5.276%, due 5/15/07 (f)                              5,545,679       5,545,679
Goldman Sachs Group, Inc. (The)
 5.23%, due 5/14/07                                   5,000,000       4,990,557
International Lease Finance Corp.
 5.23%, due 5/14/07                                   2,940,000       2,934,448

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    25

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
JPMorgan Chase & Co.
 5.25%, due 5/11/07                                 $ 5,000,000   $   4,992,708
Jupiter Securitization Corp.
 5.281%, due 5/22/07 (f)                              1,663,704       1,663,704
 5.289%, due 5/4/07 (f)                               3,697,119       3,697,119
Kitty Hawk Funding Corp.
 5.292%, due 5/15/07 (f)                              1,848,560       1,848,560
McGraw-Hill Cos. (The), Inc.
 5.21%, due 5/14/07                                   5,000,000       4,990,594
Old Line Funding LLC
 5.293%, due 5/16/07 (f)                              1,848,560       1,848,560
Paccar Financial Corp.
 5.23%, due 5/7/07                                   10,000,000       9,991,283
Park Avenue Receivables Corp.
 5.268%, due 5/1/07 (f)                               1,848,560       1,848,560
Ranger Funding
 5.293%, due 5/22/07 (f)                              3,697,120       3,697,120
Yorktown Capital LLC
 5.282%, due 5/31/07 (f)                              1,848,560       1,848,560
                                                                  -------------
Total Commercial Paper
 (Cost $74,148,583)                                                  74,148,583
                                                                  -------------
                                                         SHARES
INVESTMENT COMPANY (3.6%)
BGI Institutional Money Market Fund (f)              16,234,074      16,234,074
                                                                  -------------
Total Investment Company
 (Cost 16,234,074)                                                   16,234,074
                                                                  -------------
                                                      PRINCIPAL
                                                         AMOUNT
MULTI-NATIONAL (1.1%)
Inter-American Development Bank
 (Discount Note)
 5.00%, due 5/14/07                                 $ 5,000,000       4,990,647
                                                                  -------------
Total Multi-National
 (Cost $4,990,647)                                                    4,990,647
                                                                  -------------

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
REPURCHASE AGREEMENT (0.8%)
Morgan Stanley & Co.
 5.42%, dated 4/30/07
 due 5/1/07
 Proceeds at Maturity $3,697,676
 (Collateralized by various Corporate Bonds
 and a U.S. Treasury Note, with rates
 between 0.00%-8.38% and maturity
 dates between 8/1/07 - 2/15/99, with a
 Principal Amount of $5,863,280 and a
 Market Value of $3,863,581) (f)                    $ 3,697,120   $   3,697,120
                                                                  -------------
Total Repurchase Agreement
 (Cost $3,697,120)                                                    3,697,120
                                                                  -------------
TIME DEPOSITS (15.6%)
Abbey National PLC
 5.30%, due 5/7/07 (f)                                3,697,119       3,697,119
Bank of America Corp.
 5.27%, due 5/18/07 (d)(f)                            3,697,119       3,697,119
Bank of Nova Scotia
 5.28%, due 5/17/07 (f)                               3,697,120       3,697,120
Calyon
 5.31%, due 5/1/07 (f)                               18,485,598      18,485,598
Deutsche Bank AG
 5.28%, due 5/15/07 (f)                               5,545,679       5,545,679
KBC Bank N.V.
 5.28%, due 6/5/07 (f)                                4,066,831       4,066,831
Rabobank Nederland
 5.265%, due 5/3/07 (f)                               3,697,120       3,697,120
Royal Bank of Scotland
 5.285%, due 5/8/07 (f)                               3,697,120       3,697,120
Skandinaviska Enskilda Banken AB
 5.29%, due 5/31/07 (f)                               3,697,120       3,697,120
Societe Generale North America, Inc.
 5.29%, due 6/15/07 (f)                               3,697,119       3,697,119
Toronto Dominion Bank
 5.28%, due 5/11/07 (f)                              14,788,478      14,788,478
UBS AG
 5.27%, due 5/4/07 (f)                                1,848,560       1,848,560
                                                                  -------------
Total Time Deposits
 (Cost $70,614,983)                                                  70,614,983
                                                                  -------------

 26   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------
U.S. GOVERNMENT & FEDERAL AGENCY (2.3%)
Federal Home Loan Bank
 (Discount Note)
 5.10%, due 5/14/07                                 $10,000,000   $   9,981,584
                                                                  -------------
United States Treasury Bill
 4.49%, due 5/24/07 (g)                                 300,000         299,101
                                                                  -------------
Total U.S. Government & Federal Agency
 (Cost $10,280,416)                                                  10,280,685(k)
                                                                  -------------
Total Short-Term Investments
 (Cost $179,965,823)                                                179,966,092
                                                                  -------------
Total Investments
 (Cost $609,836,353) (h)                                  135.1%    610,992,410(i)
Liabilities in Excess of
 Cash and Other Assets                                    (35.1)   (158,641,534)
                                                    -----------   -------------
Net Assets                                                100.0%  $ 452,350,876
                                                    ===========   =============

                                                     CONTRACTS      UNREALIZED
                                                          LONG   APPRECIATION (J)
FUTURES CONTRACTS (0.0%)++
---------------------------------------------------------------------------------
UNITED STATES (0.0%)++
United States Treasury Note
 June 2007 (5 Year)                                         15   $          9,141
                                                                 ----------------
Total Futures Contracts
 (Settlement Value $1,578,281) (k)                               $          9,141
                                                                 ================

++   Less than one-tenth of a percent.
+++  All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at April 30, 2007 is $41,233,063.
(d)  Floating rate. Rate shown is the rate in effect at April 30, 2007.
(e)  Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(f)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)  Segregated as collateral for futures contracts.
(h)  The cost for federal income tax purposes is $609,916,865.
(i)  At April 30, 2007, net unrealized appreciation was $1,075,545 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,319,462 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,243,917.
(j)  Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2007
(k)  The combined market value of U.S. Government & Federal Agencies investments and settlement value of U.S. Treasure Note futures contracts represents
     72.1% of net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    27

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $609,836,353) including $119,098,500 market
  value of securities loaned                    $610,992,410
Cash                                                   3,068
Receivables:
  Dividends and interest                           4,266,613
  Fund shares sold                                   468,545
  Variation margin on futures contracts                4,688
Other assets                                          30,604
                                                -------------
    Total assets                                 615,765,928
                                                -------------
LIABILITIES:
Securities lending collateral                    121,786,837
Payables:
  Investment securities purchased                 41,176,588
  Transfer agent (See Note 3)                        177,871
  Manager (See Note 3)                                50,286
  Professional fees                                   42,528
  Shareholder communication                           36,492
  Custodian                                           25,837
  Fund shares redeemed                                21,175
  NYLIFE Distributors (See Note 3)                    11,695
  Directors                                            4,333
Accrued expenses                                      21,723
Dividend payable                                      59,687
                                                -------------
    Total liabilities                            163,415,052
                                                -------------
Net assets                                      $452,350,876
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized:
  Class A                                       $      5,178
  Class I                                             37,137
Additional paid-in capital                       459,145,631
Accumulated distributions in excess of net
  investment income                                 (140,460)
Accumulated net realized loss on investments
  and futures transactions                        (7,861,808)
Net unrealized appreciation on investments and
  futures contracts                                1,165,198
                                                -------------
Net assets                                      $452,350,876
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 55,325,751
                                                =============
Shares of capital stock outstanding                5,177,799
                                                =============
Net asset value per share outstanding           $      10.69
Maximum sales charge (3.00% of offering price)          0.33
                                                -------------
Maximum offering price per share outstanding    $      11.02
                                                =============
CLASS I
Net assets applicable to outstanding shares     $397,025,125
                                                =============
Shares of capital stock outstanding               37,136,735
                                                =============
Net asset value and offering price per share
  outstanding                                   $      10.69
                                                =============

 28   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $10,668,164
  Income from securities loaned--net                 182,376
                                                 ------------
    Total income                                  10,850,540
                                                 ------------
EXPENSES:
  Manager (See Note 3)                               730,493
  Transfer agent--Class A (See Note 3)                58,850
  Transfer agent--Class I (See Note 3)               132,496
  Distribution/Service--Class A (See Note 3)          68,270
  Custodian                                           54,798
  Professional fees                                   47,038
  Shareholder communication                           23,565
  Registration                                        17,063
  Directors                                            8,464
  Miscellaneous                                       12,245
                                                 ------------
    Total expenses before waiver                   1,153,282
  Expense waiver from Manager (See Note 3)          (146,926)
                                                 ------------
    Net expenses                                   1,006,356
                                                 ------------
Net investment income                              9,844,184
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Security transactions                               26,263
  Futures transactions                                 2,513
                                                 ------------
Net realized gain on investments and futures
  transactions                                        28,776
                                                 ------------
Net change in unrealized appreciation on:
  Security transactions                              174,033
  Futures contracts                                    9,141
                                                 ------------
Net change in unrealized appreciation on
  investments and futures contracts                  183,174
                                                 ------------
Net realized and unrealized gain on investments
  and futures transactions                           211,950
                                                 ------------
Net increase in net assets resulting from
  operations                                     $10,056,134
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    29

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2006

                                              2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $   9,844,184   $ 15,555,138
 Net realized gain (loss) on
  investments and futures
  transactions                              28,776     (4,447,372)
 Net change in unrealized
  appreciation (depreciation) on
  investments and futures contracts        183,174      4,958,624
                                     ----------------------------
 Net increase in net assets
  resulting from operations             10,056,134     16,066,390
                                     ----------------------------

Dividends to shareholders:
 From net investment income:
   Class A                              (1,212,825)    (2,151,178)
   Class I                              (8,880,853)   (13,434,452)
                                     ----------------------------
 Total dividends to shareholders       (10,093,678)   (15,585,630)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              19,438,264     23,951,096
   Class I                             102,384,239    114,514,122
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                               1,133,876      2,060,568
   Class I                               8,666,124     13,401,382
                                     ----------------------------
                                       131,622,503    153,927,168
 Cost of shares redeemed:
   Class A                             (17,181,607)   (38,451,786)
   Class I                             (42,252,289)   (65,203,421)
                                     ----------------------------
                                       (59,433,896)  (103,655,207)
   Increase in net assets derived
    from capital share transactions     72,188,607     50,271,961
                                     ----------------------------
   Net increase in net assets           72,151,063     50,752,721

NET ASSETS:
Beginning of period                    380,199,813    329,447,092
                                     ----------------------------
End of period                        $ 452,350,876   $380,199,813
                                     ============================
Accumulated undistributed
 (distributions in excess of) net
 investment income at end of period  $    (140,460)  $    109,034
                                     ============================

 30   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     31

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                    CLASS A
                                            -------------------------------------------------------
                                                                                        JANUARY 2,
                                            SIX MONTHS                                     2004*
                                              ENDED                                       THROUGH
                                            APRIL 30,       YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                             2007 **          2006          2005           2004
Net asset value at beginning of period       $ 10.69        $ 10.68       $ 11.07         $ 10.95
                                            ----------      --------      --------      -----------
Net investment income                           0.23           0.44          0.36            0.33
Net realized and unrealized gain (loss) on
  investments                                   0.00(b)        0.01         (0.32)           0.13
                                            ----------      --------      --------      -----------
Total from investment operations                0.23           0.45          0.04            0.46
                                            ----------      --------      --------      -----------
Less dividends:
  From net investment income                   (0.23)         (0.44)        (0.43)          (0.34)
                                            ----------      --------      --------      -----------
Net asset value at end of period             $ 10.69        $ 10.69       $ 10.68         $ 11.07
                                            ==========      ========      ========      ===========
Total investment return (c)                     2.22%(d)       4.29%         0.39%           3.65%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         4.36%+         4.10%         3.45%           3.16%+
  Net expenses                                  0.83%+         0.82%         0.80%           0.78%+
  Expenses (before waiver)                      0.90%+         0.86%         0.98%           0.94%+
Portfolio turnover rate                           54%           105%(e)       156%(e)         104%
Net assets at end of period (in 000's)       $55,326        $51,941       $64,351         $48,062

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  The portfolio turnover rate not including mortgage dollar rolls is 85% and 62% for the years ended October 31, 2006, and October 31, 2005, respectively.

 32   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                        CLASS I
    --------------------------------------------------------------------------------
    SIX MONTHS
      ENDED
    APRIL 30,                            YEAR ENDED OCTOBER 31,
      2007**          2006          2005          2004          2003          2002
     $  10.69       $  10.69      $  11.07      $  10.89      $  10.86      $  11.21
    ----------      --------      --------      --------      --------      --------
         0.25           0.48          0.40          0.34          0.39          0.52(a)
         0.01           0.00(b)      (0.31)         0.19          0.04          0.08
    ----------      --------      --------      --------      --------      --------
         0.26           0.48          0.09          0.53          0.43          0.60
    ----------      --------      --------      --------      --------      --------
        (0.26)         (0.48)        (0.47)        (0.35)        (0.40)        (0.95)
    ----------      --------      --------      --------      --------      --------
     $  10.69       $  10.69      $  10.69      $  11.07      $  10.89      $  10.86
    ==========      ========      ========      ========      ========      ========
         2.42%(d)       4.60%         0.82%         5.01%         3.97%         5.92%
         4.76%+         4.49%         3.79%         3.43%         3.39%         4.83%
         0.43%+         0.43%         0.46%         0.50%         0.50%         0.50%
         0.50%+         0.47%         0.64%         0.66%         0.68%         0.74%
           54%           105%(e)       156%(e)       104%          110%           56%
     $397,025       $328,259      $265,096      $208,208      $184,051      $125,169

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    33

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Indexed Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers two classes of shares. Class I shares commenced on January 2, 1991 and Class A shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are not subject to sales charge. The two classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the BIG Index.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2007, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and includes gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

 34   MainStay Indexed Bond Fund

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
36) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets & liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(I) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(J) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and

                                                    www.mainstayfunds.com     35
dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 37.)

(K) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:
(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.35% on assets up to $1 billion and 0.30% on assets in excess of $1 billion.

The Manager has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 0.82%; and Class I, 0.43%. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.43% of the Fund's average daily net assets for its Class I shares. The Manager also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. For the six months ended April 30, 2007, the Manager earned fees from the Fund in the amount of $730,493 and waived its fees in the amount of $146,926.

As of April 30, 2007, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

               OCTOBER 31,
 2008*              2009             2010            TOTAL
$89,759         $123,157         $146,926         $359,842
----------------------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A shares, has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on

 36   MainStay Indexed Bond Fund
sales of Class A shares was $1,126, for the six months ended April 30, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A of $687 for the six months ended April 30, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2007, amounted to $147,243.

(E) INDEPENDENT DIRECTORS FEES. For the six months ended April 30, 2007, Independent Directors were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board Meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Directors receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and other registered investment companies managed by NYLIM that are served by the Directors.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) CAPITAL. At April 30, 2007, New York Life and its affiliates held beneficially, shares of the Fund with the following values and percentages of net assets as follows:

Class A                               $     1,083           0.0*%
-----------------------------------------------------------------
Class I                                67,418,560          17.0
-----------------------------------------------------------------

*   Less than one-tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2007, these fees, which are included in Professional fees shown on the Statement of Operations, were $9,675.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2006, for federal income tax purposes, capital loss carryforwards of $7,877,660 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS           CAPITAL LOSS
        AVAILABLE THROUGH       AMOUNTS (000'S)
               2007                  $1,410
               2008                   1,793
               2009                     105
               2014                   4,570
       -------------------------------------------
                                     $7,878
       -------------------------------------------

NOTE 5--FUND SECURITIES LOANED:

As of April 30, 2007, the Fund had securities on loan with an aggregate market value of $119,098,500. The Fund received $121,786,837 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost, which approximates market value.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2007, purchases and sales of U.S. Government securities were $255,800 and $210,273, respectively. Purchase and sale of securities, other than U.S. Government securities and short-term securities, were $23,690 and $10,973, respectively.

                                                    www.mainstayfunds.com     37

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                           SIX MONTHS ENDED
                                            APRIL 30, 2007*
                                          CLASS A     CLASS I
Shares sold                                1,818       9,568
-------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                  106         810
-------------------------------------------------------------
                                           1,924      10,378
Shares redeemed                           (1,606)     (3,942)
-------------------------------------------------------------
Net increase                                 318       6,436
-------------------------------------------------------------

                                             YEAR ENDED
                                          OCTOBER 31, 2006
                                          CLASS A   CLASS I
Shares sold                                2,256    10,784
-----------------------------------------------------------
Shares issued in reinvestment of
  dividends                                  194     1,265
-----------------------------------------------------------
                                           2,450    12,049
Shares redeemed                           (3,613)   (6,146)
-----------------------------------------------------------
Net increase (decrease)                   (1,163)    5,903
-----------------------------------------------------------

*   Unaudited.

NOTE 10--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds Inc.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that the tax positions will be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until June 30, 2007. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 38   MainStay Indexed Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory Agreement. At its March 29-30, 2007 meeting, the Board of Directors (the "Board") of the Indexed Bond Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the renewal of the Fund's Management Agreement (the "Agreement") for one additional year.

In reaching its decision to renew the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2006 and March 2007. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. These reports were developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to renew the Agreement for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM. as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all of the information provided to the Board throughout the year and specifically in connection with the contract renewal process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A discussion of the factors that figured prominently in the Board's decision to renew the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the renewal of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM. The Board further considered NYLIM's track record and experience in

                                                    www.mainstayfunds.com     39
providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio management team, the number of accounts managed by portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE INDEXED BOND FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds. The Board primarily considered the Fund's investment performance against its benchmark, the Citigroup Broad Investment Grade (BIG) Bond Index.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering

 40   MainStay Indexed Bond Fund
the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fee charged by other investment advisers to mutual funds in the Fund's peer group.

The Board noted that the limited universe of mutual funds that have a similar investment profile as the Fund resulted in the creation of a smaller and less meaningful peer group which made it difficult to perform fee and expense comparisons.

In assessing the reasonableness of the Fund's management fee and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the renewal of the Agreement for one additional year.

                                                    www.mainstayfunds.com     41

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

                                       VOTES
INDEXED BOND FUND     VOTES FOR      WITHHELD    ABSTENTIONS       TOTAL
Susan B. Kerley     16,985,781.161  674,825.964  20,368.000    17,680,975.125
-----------------------------------------------------------------------------
Alan R. Latshaw     17,660,607.125        0.000  20,368.000    17,680,975.125
-----------------------------------------------------------------------------
Peter Meenan        17,660,509.851       97.274  20,368.000    17,680,975.125
-----------------------------------------------------------------------------
Richard H. Nolan,
 Jr.                17,660.607.125        0.000  20,368.000    17,680,975.125
-----------------------------------------------------------------------------
Richard S.
 Trutanic           17,658,120.196    2,486.929  20,368.000    17,680,975.125
-----------------------------------------------------------------------------
Roman L. Weil       16,985,683.887  674,923.238  20,368.000    17,680,975.125
-----------------------------------------------------------------------------
John A. Weisser     17,660,607.125        0.000  20,368.000    17,680,975.125
-----------------------------------------------------------------------------
Brian A. Murdock    17,660,607.125        0.000  20,368.000    17,680,975.125
-----------------------------------------------------------------------------

This resulted in approval of the proposal.

 42   MainStay Indexed Bond Fund

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of Eclipse Funds Inc. (the "Fund") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The Directors listed below were elected to serve the Fund effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                     NUMBER OF FUNDS
                          POSITION(S) HELD                                    IN FUND COMPLEX
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite;        Member of the Board of Managers        65         Trustee, Eclipse Funds since
        3/14/56           Director since     and President (since 2004) and                    June 2007 (3 funds); Director,
                          June 2007 and      Chief Executive Officer (since                    MainStay VP Series Fund, Inc.,
                          Chief Executive    2006), New York Life Investment                   since 2006 (25 portfolios);
                          Officer since      Management LLC and New York                       Director, ICAP Funds, Inc.,
                          2006               Life Investment Management                        since 2006 (3 funds); Trustee,
                                             Holdings LLC; Senior Vice                         The MainStay Funds since 2006
                                             President, New York Life                          (19 funds).
                                             Insurance Company (since 2004);
                                             Chairman of the Board and
                                             President, NYLIFE Distributors
                                             LLC and NYLCAP Manager LLC
                                             (since 2004) and Institutional
                                             Capital LLC (since 2006); Chief
                                             Executive Officer, Eclipse
                                             Funds (since 2006); Chairman
                                             (2006 to 2007) and Trustee and
                                             Chief Executive Officer (since
                                             2006), The MainStay Funds;
                                             Chairman (2006 to 2007) and
                                             Director and Chief Executive
                                             Officer (since 2006), MainStay
                                             VP Series Fund, Inc.; Director
                                             and Chief Executive Officer,
                                             ICAP Funds, Inc. (since 2006);
                                             Chief Investment Officer, MLIM
                                             Europe and Asia (2001 to 2003);
                                             President of Merrill Japan and
                                             Chairman of MLIM's Pacific
                                             Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* Director considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     43

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          65         Chairman since 2005 and Trustee
        8/12/51           Chairman since     Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          2005 and Director                                                    funds); Chairman and Director,
                          since 1990                                                           ICAP Funds, Inc., since 2006 (3
                                                                                               funds); Chairman and Trustee,
                                                                                               The MainStay Funds, since June
                                                                                               2007 (19 funds); Chairman and
                                                                                               Director, MainStay VP Series
                                                                                               Fund, Inc., since June 2007 (25
                                                                                               portfolios); Trustee, Legg
                                                                                               Mason Partners Funds, Inc.,
                                                                                               since 1991 (30 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        65         Trustee, Eclipse Funds since
        3/27/51           Director and       LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Audit Committee    Arthur Andersen LLP (1976 to                      ICAP Funds, Inc., since June
                          Financial Expert   2002); Consultant to the                          2007 (3 funds); Trustee, The
                          since June 2007    MainStay Funds Audit and                          MainStay Funds since 2006 (19
                                             Compliance Committee (2004                        funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (25 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9
                                                                                               portfolios); Trustee, Utopia
                                                                                               Funds since 2005 (4
                                                                                               portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Retired                                65         Trustee, Eclipse Funds since
        12/5/41           Director since                                                       2002 (3 funds); Director, ICAP
                          2002                                                                 Funds, Inc., since June 2007 (3
                                                                                               funds); Trustee, The MainStay
                                                                                               Funds since June 2007 (19
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         65         Trustee, Eclipse Funds since
        NOLAN, JR.        Director since     Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        ICAP Funds, Inc., since June
                                             Management (1994 to 2004)                         2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               2006 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        65         Trustee, Eclipse Funds since
        TRUTANIC          Director since     Executive Office (1990 to                         June 2007 (3 funds); Director,
        2/13/52           June 2007          1999), Somerset Group                             ICAP Funds, Inc., since June
                                             (financial advisory firm);                        2007 (3 funds); Trustee, The
                                             Managing Director and Advisor,                    MainStay Funds since 1994 (19
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002                            Series Fund, Inc., since June
                                             to 2004); Senior Managing                         2007 (25 portfolios).
                                             Director and Partner, Groupe
                                             Arnault S.A. (private
                                             investment firm) (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

 44   MainStay Indexed Bond Fund

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             65         Trustee, Eclipse Funds since
        5/22/40           Director and       Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Audit Committee    Business, University of                           ICAP Funds, Inc., since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (3 funds); Trustee, The
                          since June 2007    Weil Associates, Inc.                             MainStay Funds since June 2007
                                             (consulting firm)                                 (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1994 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          65         Trustee, Eclipse Funds since
        10/22/41          Director since     Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             ICAP Funds, Inc., since June
                                                                                               2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1997 (25 portfolios); Trustee,
                                                                                               Direxion Funds (57 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007.
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Fund effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Fund effective June 7, 2007:

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Indefinite; Chief  Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Legal Officer      York Life Investment Management LLC (including predecessor
        10/19/46          since 2004         advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2005), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2002); Secretary,
                                             NYLIM Service Company LLC, NYLCAP Manager LLC, Madison
                                             Capital Funding LLC and Institutional Capital LLC (since
                                             2006); Chief Legal Officer, Eclipse Funds, The MainStay
                                             Funds and MainStay VP Series Fund, Inc. (since 2004),
                                             McMorgan Funds (since 2005) and ICAP Funds, Inc. (since
                                             2006); Managing Director and Senior Counsel, Lehman Brothers
                                             Inc. (1998 to 1999); General Counsel and Managing Director,
                                             JP Morgan Investment Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK BENINTENDE   Indefinite;        Managing Director, New York Life Investment Management LLC
        5/12/64           Treasurer and      (since June 2007); Treasurer and Principal Financial and
                          Principal          Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Financial and      MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          Accounting         2007); Vice President, Prudential Investments (2000 to
                          Officer since      2007); Assistant Treasurer, JennisonDryden Family of Funds,
                          June 2007          Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        Indefinite;        Senior Managing Director and Chief Marketing Officer, New
        FISHER            President since    York Life Investment Management LLC (since 2005); Managing
        2/22/59           March 2007         Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds, The
                                             MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Indefinite; Vice   Director, New York Life Investment Management LLC (including
        HARRINGTON        President--        predecessor advisory organizations) (since 2000); Executive
        2/8/59            Administration     Vice President, New York Life Trust Company and New York
                          since 2005         Life Trust Company, FSB (since 2006); Vice
                                             President--Administration, Eclipse Funds, MainStay VP Series
                                             Fund, Inc., and The MainStay Funds (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     45

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Indefinite;        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Senior Vice        2006) and Managing Director and Chief Compliance Officer
        12/16/65          President and      (2003 to 2006), New York Life Investment Management LLC and
                          Chief Compliance   New York Life Investment Management Holdings LLC; Senior
                          Officer since      Managing Director, Compliance (since 2006) and Managing
                          2006               Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                             Vice President and Chief Compliance Officer, Eclipse Funds,
                                             The MainStay Funds and MainStay VP Series Fund, Inc. (since
                                             2006), and ICAP Funds, Inc. (since 2006); Vice
                                             President--Compliance, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (2004 to 2006); Deputy Chief
                                             Compliance Officer, New York Life Investment Management LLC
                                             (2002 to 2003); Vice President and Compliance Officer,
                                             Goldman Sachs Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Indefinite;        Managing Director and Associate General Counsel, New York
        MORRISON          Secretary since    Life Investment Management LLC (since 2004); Managing
        3/26/56           2004               Director and Secretary, NYLIFE Distributors LLC (since
                                             2004); Secretary, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Fund effective June 7, 2007.

Christopher O. Blunt resigned as President of the Fund effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Fund effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Fund effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Fund effective March 19, 2007.

 46   MainStay Indexed Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund(1)
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(2)
MainStay Growth Equity Fund(3)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund()
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Class B shares closed to new investors, except for certain retirement savings and other automatic purchase plans, effective May 21, 2007.
2. Closed to new investors and new purchases as of January 1, 2002.
3. Offered only to residents of Connecticut, Maryland, New Jersey and New York.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.
(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO0895         (RECYCLE LOGO)       MS155-07                  MSIN10-04/07
                                                                              B3

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    INTERMEDIATE TERM BOND FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2007

MESSAGE FROM
THE PRESIDENT

At MainStay, we take special pride in providing investors with single-point access to the expertise of six diverse institutional boutique investment firms. Each mutual fund we offer is advised or subadvised by one or more institutional money managers, each of which has the autonomy to focus on its own unique investment style. By preserving the integrity of these boutiques, in both process and culture, we believe that we are helping to achieve greater consistency of returns for our shareholders.

New York Life Investment Management uses these boutiques to power its MainStay Funds, which seek to achieve investment excellence for our shareholders and maintain a disciplined, long-term perspective.

Equity investors were generally rewarded for holding their ground during the turbulent six months ended April 30, 2007. In late February and early March 2007, a correction in the Chinese stock market took a toll on stocks around the world. Fortunately, positive earnings reports led to a substantial rebound, and U.S. stocks in general recorded gains across every sector for the six-month reporting period. While past performance is no guarantee of future results, international stocks as a whole were even stronger, providing solid double-digit returns.

According to Russell data for U.S. equity markets, mid-cap companies generally outperformed small-and large-capitalization companies, and value stocks outperformed growth stocks among mid- and large-cap issuers.

During the six months ended April 30, 2007, the Federal Open Market Committee
(FOMC) maintained the federal funds target rate at a steady 5.25%, hoping that earlier rate hikes would be sufficient to keep inflation in check. The yield curve remained inverted throughout the reporting period, with Treasury bills yielding more than 10-year Treasury bonds. Although an inverted yield curve is sometimes associated with a heightened risk of recession, the FOMC continued to focus on the potential for moderate economic expansion.

Shorter-term interest rates declined slightly during the reporting period and longer-term interest rates rose. While rising interest rates hurt bond prices, most broad domestic bond-market indices provided modest but positive total returns.

Early in 2007, several subprime mortgage lenders faced higher-than-anticipated delinquencies and defaults, raising concerns about underwriting practices. Several lenders filed for bankruptcy protection, and others saw their stock prices decline. Fortunately, we believe that there is little evidence that the difficulties will undermine fixed-income markets in general.

As always, we appreciate your decision to make MainStay Funds part of your overall investment strategy. We look forward to serving your financial interests and growing together for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                            MAINSTAY
                            INTERMEDIATE TERM BOND FUND

                            MainStay Funds

                            Semiannual Report

                            Unaudited

                            April 30, 2007

TABLE OF CONTENTS


Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------


Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------


Portfolio of Investments                                                      11
--------------------------------------------------------------------------------


Financial Statements                                                          23
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 28
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     34
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  38
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        38
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               38
--------------------------------------------------------------------------------

Directors and Officers                                                        39

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges       -1.73%   2.28%  3.47%   4.73%
Excluding sales charges   2.90    7.10   4.42    5.22

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
4/30/97                                                                     9550                              10000
                                                                           10459                              11091
                                                                           10988                              11787
                                                                           10918                              11935
                                                                           12179                              13414
                                                                           12792                              14465
                                                                           13988                              15979
                                                                           14147                              16270
                                                                           14811                              17125
                                                                           14829                              17246
4/30/07                                                                    15882                              18516

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -2.60%    1.18%  3.32%   4.45%
Excluding sales charges   2.40     6.18   3.67    4.45

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
4/30/97                                                                    10000                              10000
                                                                           10867                              11091
                                                                           11340                              11787
                                                                           11182                              11935
                                                                           12385                              13414
                                                                           12903                              14465
                                                                           14004                              15979
                                                                           14075                              16270
                                                                           14626                              17125
                                                                           14550                              17246
4/30/07                                                                    15449                              18516

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges        1.41%   5.18%  3.67%   4.45%
Excluding sales charges   2.41    6.18   3.67    4.45

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
4/30/97                                                                    10000                              10000
                                                                           10867                              11091
                                                                           11340                              11787
                                                                           11182                              11935
                                                                           12385                              13414
                                                                           12903                              14465
                                                                           14004                              15979
                                                                           14075                              16270
                                                                           14626                              17125
                                                                           14551                              17246
4/30/07                                                                    15450                              18516

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A, B and C shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC), fees, estimated expenses and fee waivers/expense limitations of Class A, B and C shares upon initial offer. Unadjusted, the performance shown for the new classes of shares might have been lower.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          2.99%   7.41%  4.77%   5.51%

(PERFORMANCE GRAPH)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
4/30/97                                                                    10000                              10000
                                                                           10977                              11091
                                                                           11561                              11787
                                                                           11518                              11935
                                                                           12874                              13414
                                                                           13552                              14465
                                                                           14853                              15979
                                                                           15058                              16270
                                                                           15835                              17125
                                                                           15925                              17246
4/30/07                                                                    17105                              18516

                                                          SIX     ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   YEARS    YEARS
---------------------------------------------------------------------------------------

Lehman Brothers(R) Aggregate Bond Index(1)                2.64%   7.36%   5.06%   6.35%
Average Lipper intermediate investment grade debt
  fund(2)                                                 2.53    6.80    4.63    5.64

1. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Aggregate Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay Intermediate Term Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERMEDIATE TERM BOND FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2006, to April 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2006, to April 30, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/06           4/30/07           PERIOD(1)           4/30/07            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,029.10            $5.53            $1,019.50             $5.51
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,024.25            $9.29            $1,015.75             $9.25
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,024.25            $9.29            $1,015.75             $9.25
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,030.00            $3.52            $1,021.50             $3.51
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.10% for Class A, 1.85% for Class B and Class C and 0.70% for Class I) multiplied by the average account value over the period divided by 365 and multiplied by 181 (to reflect the one-half year period).



                                                       www.mainstayfunds.com   7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                61.8
Corporate Bonds                                                                   14.9
Short-Term Investments (collateral from securities lending                        13.8
  is 10.4%)
Mortgage-Backed Securities                                                         7.7
Foreign Corporate Bonds                                                            5.8
Asset-Backed Securities                                                            5.2
Foreign Government Bonds                                                           1.0
Yankee Bonds                                                                       0.5
Municipal Bond                                                                     0.3
Preferred Stock                                                                   0.0*
Convertible Bonds                                                                 0.0*
Convertible Preferred Stock                                                       0.0*
Warrants                                                                          0.0*
Rights                                                                            0.0*
Liabilities in Excess of Cash and Other Assets                                   (11.0)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note, 4.875%, due 7/31/11
 2.  United States Treasury Note, 4.50%, due 2/15/09
 3.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.00%, due 5/1/36
 4. Federal National Mortgage Association, 4.00%, due 9/2/08
 5.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 6/1/33
 6.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 6/1/21
 7. Federal Home Loan Mortgage Corp., 5.125%, due 4/18/08
 8. Federal National Mortgage Association, 6.625%, due 9/15/09
 9.  United States Treasury Note, 3.875%, due 9/15/10
10.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 4.50%, due 11/1/18

 8 MainStay Intermediate Term Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Gary Goodenough of MacKay Shields LLC

HOW DID MAINSTAY INTERMEDIATE TERM BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2007?

Excluding all sales charges, MainStay Intermediate Term Bond Fund returned 2.90% for Class A shares, 2.40% for Class B shares and 2.41% for Class C shares for the six months ended April 30, 2007. The Fund's Class I shares returned 2.99%. Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 2.64% return of the Lehman Brothers(R) Aggregate Bond Index(1) and the 2.53% return of the average Lipper(2) intermediate investment grade debt fund for the six months ended April 30, 2007. The Lehman Brothers(R) Aggregate Bond Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT KEY FACTORS DROVE THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

There were two general types of trades that affected the Fund during the reporting period: relative-value swaps and sector reallocations. With a relative-value swap, we sell an issue that has reached its fair value and redeploy the assets in a security that has a more compelling valuation. An example of a beneficial relative-value trade was selling a security issued by Royal Caribbean, a cruise line operator, to buy a security issued by R.R. Donnelly, an information services company. Spreads(3) on the Royal Caribbean bond had tightened to reach our target and the R.R. Donnelly bond was attractively priced.

A key sector reallocation during the period was a rotation of 2% of the Fund's net assets from Treasury securities to high-yield corporate bonds. This trade allowed the Fund to more fully participate in the strong performance of the high-yield sector. Sector reallocations can also occur as a result of benchmark changes that are not mimicked by the Fund. As an example, a 3% allocation to mortgage-backed securities backed by hybrid adjustable-rate loans was introduced into the Lehman Brothers(R) Aggregate Bond Index at period-end and all other benchmark allocations declined proportionately. The Fund's relative weighting in residential mortgage-backed securities fell when we did not commit to an index weighting in hybrid adjustable-rate mortgages.

HOW DID THE FUND'S DURATION AND YIELD-CURVE STRATEGIES AFFECT THE FUND'S PERFORMANCE?

During the reporting period, the U.S. economy decelerated, and as a result, economic data was erratic. Since the economic data stream can have a material impact on the direction of interest rates, we de-emphasized duration posture as one of the Fund's performance drivers to avoid being misled by fluctuating and unpredictable data. When the reporting period began, the Fund's duration was slightly lower than that of the benchmark. We gradually brought the duration closer to neutral by the end of April 2007. We also maintained a relatively neutral yield curve posture during the reporting period. For this reason, the steepening that occurred in the Treasury yield curve had only a minimal effect on performance.

HOW DID YOU POSITION THE FUND'S PORTFOLIO IN THE CORPORATE BOND AND SECURITIZED SECTORS?

The Fund held overweight positions relative to the benchmark in corporate bonds and securitized issues. The diversification and numerous sources of incremental yield benefited the Fund. During the reporting period, investors were amenable to additional risk, and the Fund's positioning in nongovernment products aligned well with the market's preference. The Fund's allocations to high-yield bonds, emerging-market sovereigns and emerging-market corporate bonds were strong contributors to performance.

We held an especially favorable view of emerging markets because we believed that their accelerating economies were driven by sustainable structural


Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Funds that invest in bonds are subject to credit, inflation and interest-rate risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. See additional securities-lending disclosure in the Notes to Financial Statements (Note 2).
1. See footnote on page 6 for more information on the Lehman Brothers(R) Aggregate Bond Index.
2. See footnote on page 6 for more information on Lipper, Inc.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                       www.mainstayfunds.com   9
changes. During the reporting period, these included new foreign investments, stronger currencies, tolerable levels of inflation, liberalization of markets and a dismantling of trade barriers. High-yield bonds have continued to do well, buoyed by stock market momentum and solid quarterly corporate earnings. Although high-yield spreads approached historically tight levels, the market benefited from low default rates, reasonable recovery values in workout situations and a broadening buyer base to absorb new supply.

WHAT OTHER FACTORS AFFECTED PERFORMANCE DURING THE REPORTING PERIOD?

The Fund was overweight mortgage-backed securities backed by 15-year loan terms with cash-flow profiles that are amenable to a steeper yield curve. The Fund had a lighter allocation to higher-coupon mortgage-backed securities than the Lehman Brothers(R) Aggregate Bond Index, and this positioning detracted from results during the reporting period. In the corporate bond market, exposure to sectors (supermarkets, retailers, airlines) and credits (Kroger, Southwest Airlines) that were subject to rumors about leveraged-buyouts or recapitalizations partially offset gains in other parts of the Fund. The Fund's exposure to callable agency debentures prospered as interest-rate volatility declined.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10 MainStay Intermediate Term Bond Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2007 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (97.2%)+
ASSET-BACKED SECURITIES (5.2%)
------------------------------------------------------------------------------
AUTOMOBILE (0.1%)
Superior Wholesale Inventory
 Financing Trust
 Series 2007-AE1, Class A
 5.42%, due 1/15/12 (a)                             $   205,000   $    204,998
                                                                  ------------
COMMERCIAL BANKS (0.2%)
Structured Asset Investment Loan Trust
 Series 2006-3, Class A4
 5.41%, due 6/25/36 (a)                                 355,000        354,235
                                                                  ------------

CONSUMER FINANCE (1.3%)
Harley-Davidson Motorcycle Trust
 Series 2004-1, Class A2
 2.53%, due 11/15/11                                  1,161,583      1,130,454
 Series 2007-1, Class A3
 5.22%, due 3/15/12                                     730,000        732,628
                                                                  ------------
                                                                     1,863,082
                                                                  ------------
CONSUMER LOANS (0.5%)
Atlantic City Electric Transition Funding LLC
 Series 2002-1, Class A4
 5.55%, due 10/20/23                                    675,000        689,350
                                                                  ------------

CREDIT CARDS (1.1%)
Chase Issuance Trust
 Series 2006-C4, Class C4
 5.61%, due 1/15/14 (a)                                 750,000        749,991
Citibank Credit Card Issuance Trust
 Series 2006-C4, Class C4
 5.54%, due 1/9/12 (a)                                  820,000        819,579
                                                                  ------------
                                                                     1,569,570
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.4%)
Bank of America Credit Card Trust
 Series 2006-C4, Class C4
 5.55%, due 11/15/11 (a)                                465,000        465,091
Dominos Pizza Master Issuer LLC
 Series 2007-1, Class A2
 5.261%, due 4/25/37 (b)                                550,000        550,066
Dunkin Securitization
 Series 2006-1, Class A2
 5.779%, due 6/20/31 (b)                                395,000        402,063

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Murcie Lago International, Ltd.
 Series 2006-1X, Class A
 5.55%, due 3/27/11 (a)(c)                          $   285,000   $    285,291
USXL Funding LLC
 Series 2006-1A, Class A
 5.379%, due 4/15/14 (b)                                315,939        316,344
                                                                  ------------
                                                                     2,018,855
                                                                  ------------
ELECTRIC (0.1%)
AES Eastern Energy, L.P.
 Series 1999-A
 9.00%, due 1/2/17                                       48,589         54,055
Public Service New Hampshire Funding LLC
 Pass-Through Certificates
 Series 2002-1, Class A
 4.58%, due 2/1/10                                       77,086         76,897
                                                                  ------------
                                                                       130,952
                                                                  ------------
HOME EQUITY (0.5%)
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-3, Class A3
 5.61%, due 11/25/36 (a)                                295,000        294,617
 Series 2006-1, Class A3
 5.706%, due 7/25/36                                    450,000        450,482
                                                                  ------------
                                                                       745,099
                                                                  ------------
Total Asset-Backed Securities
 (Cost $7,585,371)                                                   7,576,141
                                                                  ------------

CONVERTIBLE BONDS (0.0%)++
------------------------------------------------------------------------------
AIRLINES (0.0%)++
Delta Air Lines, Inc.
 2.875%, due 2/18/24 (b)(d)                               5,000          2,625
 2.875%, due 2/18/24 (d)                                 10,000          5,250
 8.00%, due 6/3/23 (d)                                   20,000         10,500
                                                                  ------------
                                                                        18,375
                                                                  ------------
INSURANCE (0.0%)++
Conseco, Inc.
 3.50%, due 9/30/35
 (zero coupon), beginning 9/30/10                        10,000          9,625
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.0%)++
Nortel Networks Corp.
 4.25%, due 9/1/08                                  $    20,000   $     19,825
                                                                  ------------
Total Convertible Bonds
 (Cost $50,277)                                                         47,825
                                                                  ------------

CORPORATE BONDS (14.9%)
------------------------------------------------------------------------------
ADVERTISING (0.0%)++
Lamar Media Corp.
 7.25%, due 1/1/13                                       20,000         20,450
                                                                  ------------

AEROSPACE & DEFENSE (0.6%)
Sequa Corp.
 9.00%, due 8/1/09                                       25,000         26,437
United Technologies Corp.
 5.40%, due 5/1/35                                      825,000        783,952
                                                                  ------------
                                                                       810,389
                                                                  ------------
AGRICULTURE (0.0%)++
Reynolds American, Inc.
 7.625%, due 6/1/16 (e)                                  15,000         16,411
 7.75%, due 6/1/18 (e)                                   10,000         11,101
                                                                  ------------
                                                                        27,512
                                                                  ------------
AIRLINES (0.7%)
Delta Air Lines, Inc.
 Series 2001-1
 7.111%, due 9/18/11                                     10,000         10,400
 8.30%, due 12/15/29 (d)                                 10,000          5,250
Northwest Airlines, Inc.
 10.00%, due 2/1/09 (d)                                  15,000         11,700
Southwest Airlines Co.
 5.75%, due 12/15/16                                    975,000        951,753
                                                                  ------------
                                                                       979,103
                                                                  ------------
APPAREL (0.0%)++
Quiksilver, Inc.
 6.875%, due 4/15/15                                     10,000          9,750
Unifi, Inc.
 11.50%, due 5/15/14                                     10,000         10,050
                                                                  ------------
                                                                        19,800
                                                                  ------------
AUTO MANUFACTURERS (0.5%)
DaimlerChrysler N.A. Holding Corp.
 Series MTN
 5.75%, due 5/18/09                                     695,000        703,287
                                                                  ------------

AUTO PARTS & EQUIPMENT (0.1%)
Collins & Aikman Products Co.
 12.875%, due 8/15/12 (b)(d)                             25,000             31

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
AUTO PARTS & EQUIPMENT (CONTINUED)
FleetPride Corp.
 11.50%, due 10/1/14 (b)                            $    25,000   $     25,125
Goodyear Tire & Rubber Co. (The)
 8.625%, due 12/1/11 (b)                                 20,000         21,600
 11.25%, due 3/1/11                                      20,000         21,850
Lear Corp.
 Series B
 8.50%, due 12/1/13                                      10,000          9,850
 8.75%, due 12/1/16                                       5,000          4,869
Tenneco Automotive, Inc.
 8.625%, due 11/15/14 (e)                                10,000         10,625
                                                                  ------------
                                                                        93,950
                                                                  ------------
BANKS (0.8%)
HSBC Bank USA N.A.
 4.625%, due 4/1/14                                     685,000        657,092
USB Capital IX
 6.189%, due 4/15/11 (a)                                470,000        482,594
                                                                  ------------
                                                                     1,139,686
                                                                  ------------
BUILDING MATERIALS (0.6%)
Dayton Superior Corp.
 10.75%, due 9/15/08                                     20,000         20,600
Masco Corp.
 5.85%, due 3/15/17                                     645,000        636,874
USG Corp.
 6.30%, due 11/15/16 (b)                                185,000        184,863
                                                                  ------------
                                                                       842,337
                                                                  ------------
CHEMICALS (0.1%)
Equistar Chemicals, L.P.
 10.125%, due 9/1/08                                     10,000         10,550
 10.625%, due 5/1/11                                     25,000         26,375
MacDermid, Inc.
 9.50%, due 4/15/17 (b)                                  10,000         10,375
Mosaic Global Holdings, Inc.
 7.375%, due 12/1/14 (b)                                 15,000         15,600
 7.625%, due 12/1/16 (b)(e)                              15,000         16,012
Tronox Worldwide LLC/Tronox Finance Corp.
 9.50%, due 12/1/12                                      15,000         16,050
                                                                  ------------
                                                                        94,962
                                                                  ------------
COAL (0.0%)++
Peabody Energy Corp.
 7.375%, due 11/1/16 (e)                                 10,000         10,562
 7.875%, due 11/1/26                                      5,000          5,356
                                                                  ------------
                                                                        15,918
                                                                  ------------
COMMERCIAL SERVICES (0.0%)++
iPayment, Inc.
 9.75%, due 5/15/14                                      10,000         10,412

 12 MainStay Intermediate Term Bond Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL SERVICES (CONTINUED)
Service Corp. International
 7.375%, due 10/1/14                                $    10,000   $     10,400
 7.625%, due 10/1/18                                     10,000         10,587
Vertrue, Inc.
 9.25%, due 4/1/14                                       15,000         16,350
                                                                  ------------
                                                                        47,749
                                                                  ------------
COMPUTERS (0.0%)++
SunGard Data Systems, Inc.
 3.75%, due 1/15/09                                      15,000         14,475
 4.875%, due 1/15/14                                     10,000          9,175
 9.125%, due 8/15/13                                     10,000         10,725
                                                                  ------------
                                                                        34,375
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.5%)
American Real Estate Partners, L.P./ American Real
 Estate Finance Corp.
 8.125%, due 6/1/12                                      45,000         45,900
Bear Stearns Cos., Inc. (The)
 2.875%, due 7/2/08                                     450,000        437,858
Ford Motor Credit Co.
 7.375%, due 10/28/09                                    10,000         10,008
General Motors Acceptance Corp.
 5.125%, due 5/9/08                                     930,000        919,051
 6.75%, due 12/1/14                                      20,000         19,723
 8.00%, due 11/1/31                                      77,000         82,647
Hawker Beechcraft Acquisition Co. LLC/ Hawker
 Beechcraft Notes Co.
 8.50%, due 4/1/15 (b)                                   10,000         10,550
 9.75%, due 4/1/17 (b)(e)                                 5,000          5,362
LaBranche & Co., Inc.
 11.00%, due 5/15/12                                     15,000         16,350
NSG Holdings LLC/NSG Holdings, Inc.
 7.75%, due 12/15/25 (b)                                 15,000         15,787
OMX Timber Finance Investments LLC
 Series 1
 5.42%, due 1/29/20 (b)                                 255,000        248,038
Rainbow National Services LLC
 8.75%, due 9/1/12 (b)                                   15,000         16,012
Regency Energy Partners, L.P./Regency Energy
 Finance Corp.
 8.375%, due 12/15/13 (b)                                25,000         25,750
Residential Capital Corp.
 6.50%, due 4/17/13                                     350,000        349,815
Vanguard Health Holding Co. II LLC
 9.00%, due 10/1/14                                      15,000         15,544
                                                                  ------------
                                                                     2,218,395
                                                                  ------------
ELECTRIC (0.7%)
AES Corp. (The)
 9.00%, due 5/15/15 (b)                                  20,000         21,400

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
ELECTRIC (CONTINUED)
Consumers Energy Co.
 Series F
 4.00%, due 5/15/10                                 $   715,000   $    689,566
Kiowa Power Partners LLC
 Series B
 5.737%, due 3/30/21 (b)                                225,000        222,430
NRG Energy, Inc.
 7.25%, due 2/1/14                                        5,000          5,175
 7.375%, due 2/1/16                                      10,000         10,387
PSE&G Energy Holdings LLC
 8.625%, due 2/15/08                                      8,000          8,160
Reliant Energy Mid-Atlantic Power Holdings LLC
 Series C
 9.681%, due 7/2/26                                      15,000         17,400
                                                                  ------------
                                                                       974,518
                                                                  ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)++
Belden CDT, Inc.
 7.00%, due 3/15/17 (b)                                  15,000         15,341
                                                                  ------------

ELECTRONICS (0.0%)++
Fisher Scientific International, Inc.
 6.75%, due 8/15/14                                      55,000         56,845
                                                                  ------------

ENTERTAINMENT (0.1%)
Gaylord Entertainment Co.
 6.75%, due 11/15/14                                     10,000          9,925
 8.00%, due 11/15/13                                     20,000         20,800
Jacobs Entertainment, Inc.
 9.75%, due 6/15/14                                      15,000         15,825
Mohegan Tribal Gaming Authority
 6.375%, due 7/15/09                                     30,000         30,000
 8.00%, due 4/1/12                                        5,000          5,175
Penn National Gaming, Inc.
 6.75%, due 3/1/15                                       25,000         24,812
Speedway Motorsports, Inc.
 6.75%, due 6/1/13                                       30,000         29,925
Vail Resorts, Inc.
 6.75%, due 2/15/14                                      30,000         30,300
                                                                  ------------
                                                                       166,762
                                                                  ------------
ENVIRONMENTAL CONTROL (0.0%)++
Geo Sub Corp.
 11.00%, due 5/15/12                                     20,000         20,300
                                                                  ------------

FOOD (0.0%)++
Pilgrims Pride Corp.
 7.625%, due 5/1/15                                       5,000          5,062
 8.375%, due 5/1/17 (e)                                   5,000          5,062

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
FOOD (CONTINUED)
Stater Brothers Holdings
 7.75%, due 4/15/15 (b)                             $    15,000   $     15,412
                                                                  ------------
                                                                        25,536
                                                                  ------------
FOREST PRODUCTS & PAPER (0.1%)
Bowater, Inc.
 9.375%, due 12/15/21                                    40,000         40,150
Georgia-Pacific Corp.
 7.00%, due 1/15/15 (b)                                  15,000         15,075
 7.125%, due 1/15/17 (b)                                  7,000          7,035
 8.875%, due 5/15/31                                     50,000         53,250
                                                                  ------------
                                                                       115,510
                                                                  ------------
HAND & MACHINE TOOLS (0.0%)++
Baldor Electric Co.
 8.625%, due 2/15/17                                     15,000         16,012
                                                                  ------------
HEALTH CARE-PRODUCTS (0.1%)
Advanced Medical Optics, Inc.
 7.50%, due 5/1/17 (b)                                   10,000         10,300
CDRV Investors, Inc.
 9.86%, due 12/1/11 (a)(b)(f)                            10,000         10,050
Cooper Cos., Inc. (The)
 7.125%, due 2/15/15 (b)                                 10,000         10,200
Hanger Orthopedic Group, Inc.
 10.25%, due 6/1/14                                      15,000         16,087
Invacare Corp.
 9.75%, due 2/15/15 (b)                                  15,000         15,262
PTS Acquisition Corp.
 9.50%, due 4/15/15 (b)(f)                               10,000         10,225
                                                                  ------------
                                                                        72,124
                                                                  ------------
HEALTH CARE-SERVICES (0.8%)
Alliance Imaging, Inc.
 7.25%, due 12/15/12 (e)                                  5,000          4,937
Ameripath, Inc.
 10.50%, due 4/1/13                                      20,000         21,775
Centene Corp.
 7.25%, due 4/1/14 (b)                                   15,000         15,225
HCA, Inc.
 6.30%, due 10/1/12                                      10,000          9,462
 8.75%, due 9/1/10                                        5,000          5,294
 9.25%, due 11/15/16 (b)                                 25,000         27,250
Highmark, Inc.
 6.80%, due 8/15/13 (b)                                 920,000        971,954
Sun Healthcare Group, Inc.
 9.125%, due 4/15/15 (b)                                 10,000         10,400

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
HEALTH CARE-SERVICES (CONTINUED)
Triad Hospitals, Inc.
 7.00%, due 5/15/12                                 $    20,000   $     20,800
 7.00%, due 11/15/13                                     10,000         10,450
                                                                  ------------
                                                                     1,097,547
                                                                  ------------
HOLDING COMPANIES--DIVERSIFIED (0.0%)++
Kansas City Southern Railway
 9.50%, due 10/1/08                                      10,000         10,463
Susser Holdings LLC
 10.625%, due 12/15/13                                   10,000         10,975
                                                                  ------------
                                                                        21,438
                                                                  ------------
HOUSEHOLD PRODUCTS & WARES (0.0%)++
ACCO Brands Corp.
 7.625%, due 8/15/15                                     10,000         10,200
Jarden Corp.
 7.50%, due 5/1/17                                       10,000         10,238
                                                                  ------------
                                                                        20,438
                                                                  ------------
INSURANCE (0.8%)
Crum & Forster Holdings Corp.
 7.75%, due 5/1/17 (b)                                   30,000         30,150
 10.375%, due 6/15/13                                    20,000         22,040
Fund American Cos., Inc.
 5.875%, due 5/15/13                                    270,000        270,529
Liberty Mutual Group, Inc.
 7.80%, due 3/15/37 (b)                                 285,000        286,471
Travelers Cos., Inc. (The)
 6.25%, due 3/15/67 (a)                                 475,000        475,648
USI Holdings Corp.
 9.23%, due 11/15/14 (a)(b)                               5,000          5,025
 9.75%, due 5/15/15 (b)                                   5,000          5,100
                                                                  ------------
                                                                     1,094,963
                                                                  ------------
IRON & STEEL (0.0%)++
United States Steel Corp.
 9.75%, due 5/15/10                                      15,000         15,750
                                                                  ------------

LODGING (0.3%)
Boyd Gaming Corp.
 7.125%, due 2/1/16                                      50,000         49,875
 7.75%, due 12/15/12                                     25,000         26,000
MGM Mirage, Inc.
 8.50%, due 9/15/10                                      10,000         10,725
MTR Gaming Group, Inc.
 Series B
 9.00%, due 6/1/12                                       15,000         15,750
 9.75%, due 4/1/10                                       10,000         10,500
Park Place Entertainment Corp.
 7.00%, due 4/15/13                                      10,000         10,638

 14 MainStay Intermediate Term Bond Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
LODGING (CONTINUED)
Seminole Hard Rock Entertainment, Inc./ Seminole
 Hard Rock International LLC
 7.848%, due 3/15/14 (a)(b)                         $    10,000   $     10,250
Starwood Hotels & Resorts Worldwide, Inc.
 7.375%, due 5/1/07                                      10,000         10,000
Wyndham Worldwide Corp.
 6.00%, due 12/1/16 (b)                                 345,000        342,259
Wynn Las Vegas LLC
 6.625%, due 12/1/14                                     10,000         10,025
                                                                  ------------
                                                                       496,022
                                                                  ------------
MACHINERY--CONSTRUCTION & MINING (0.4%)
Caterpillar, Inc.
 6.05%, due 8/15/36                                     555,000        570,408
                                                                  ------------

MEDIA (1.2%)
Idearc, Inc.
 8.00%, due 11/15/16 (b)                                 30,000         31,275
Morris Publishing Group LLC
 7.00%, due 8/1/13                                       15,000         14,250
Paxson Communications Corp.
 8.606%, due 1/15/12 (a)(b)                              10,000         10,200
 11.606%, due 1/15/13 (a)(b)                             10,000         10,400
Time Warner Entertainment Co., L.P.
 10.15%, due 5/1/12                                   1,081,000      1,291,894
Viacom, Inc.
 6.25%, due 4/30/16                                     400,000        405,760
Ziff Davis Media, Inc.
 11.36%, due 5/1/12 (a)                                  30,000         30,000
                                                                  ------------
                                                                     1,793,779
                                                                  ------------
METAL FABRICATE & HARDWARE (0.0%)++
Neenah Foundary Co.
 9.50%, due 1/1/17                                       20,000         20,300
                                                                  ------------
MINING (0.4%)
Alcoa, Inc.
 5.90%, due 2/1/27                                      560,000        556,704
Freeport-McMoRan Copper & Gold, Inc.
 8.25%, due 4/1/15                                       10,000         10,813
 8.375%, due 4/1/17                                      20,000         21,875
                                                                  ------------
                                                                       589,392
                                                                  ------------
MISCELLANEOUS--MANUFACTURING (0.0%)++
RBS Global, Inc./Rexnord Corp.
 9.50%, due 8/1/14                                       20,000         21,400
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
OIL & GAS (0.8%)
Chaparral Energy, Inc.
 8.50%, due 12/1/15                                 $    25,000   $     25,375
Chesapeake Energy Corp.
 6.50%, due 8/15/17                                      20,000         19,900
 7.625%, due 7/15/13                                    400,000        424,000
Energy Partners, Ltd.
 10.48%, due 4/15/13 (a)(b)                              10,000         10,163
Enterprise Products Operating, L.P.
 Series B
 6.65%, due 10/15/34                                    170,000        175,903
Forest Oil Corp.
 8.00%, due 12/15/11                                     10,000         10,475
Hilcorp Energy I, L.P./Hilcorp Finance Co.
 9.00%, due 6/1/16 (b)                                   10,000         10,700
Mariner Energy, Inc.
 7.50%, due 4/15/13                                      25,000         24,813
Newfield Exploration Co.
 6.625%, due 9/1/14                                      10,000         10,050
Parker Drilling Co.
 9.625%, due 10/1/13                                     15,000         16,275
Pemex Project Funding Master Trust
 6.625%, due 6/15/35                                    405,000        429,300
Pogo Producing Co.
 6.625%, due 3/15/15                                     10,000          9,775
 6.875%, due 10/1/17                                     30,000         29,400
Whiting Petroleum Corp.
 7.00%, due 2/1/14                                       20,000         19,450
 7.25%, due 5/1/13                                        5,000          4,900
                                                                  ------------
                                                                     1,220,479
                                                                  ------------
OIL & GAS SERVICES (0.0%)++
Allis-Chalmers Energy, Inc.
 8.50%, due 3/1/17                                       10,000         10,050
 9.00%, due 1/15/14                                      10,000         10,300
Complete Production Services, Inc.
 8.00%, due 12/15/16 (b)                                 25,000         25,844
                                                                  ------------
                                                                        46,194
                                                                  ------------
PACKAGING & CONTAINERS (0.0%)++
Berry Plastics Holding Corp.
 8.875%, due 9/15/14 (b)                                 10,000         10,300
Owens-Brockway Glass Container, Inc.
 8.75%, due 11/15/12                                     15,000         15,806
Owens-Illinois, Inc.
 8.10%, due 5/15/07                                      20,000         20,000
                                                                  ------------
                                                                        46,106
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
PHARMACEUTICALS (1.5%)
Eli Lilly & Co.
 5.55%, due 3/15/37                                 $   810,000   $    788,210
Medco Health Solutions, Inc.
 7.25%, due 8/15/13                                     155,000        167,736
Teva Pharmaceutical Finance LLC
 6.15%, due 2/1/36                                      335,000        326,417
Wyeth
 5.95%, due 4/1/37                                      300,000        299,976
 6.00%, due 2/15/36                                     635,000        640,156
                                                                  ------------
                                                                     2,222,495
                                                                  ------------
PIPELINES (0.2%)
Copano Energy LLC
 8.125%, due 3/1/16                                      10,000         10,425
El Paso Natural Gas Co.
 7.50%, due 11/15/26                                      5,000          5,678
Kinder Morgan Energy Partners, L.P.
 6.50%, due 2/1/37                                      180,000        181,877
MarkWest Energy Partners, L.P./ MarkWest Energy
 Finance Corp.
 Series B
 6.875%, due 11/1/14                                     20,000         19,650
Pacific Energy Partners, L.P./Pacific Energy
 Finance Corp.
 7.125%, due 6/15/14                                     20,000         20,828
                                                                  ------------
                                                                       238,458
                                                                  ------------
REAL ESTATE (0.0%)++
Host Hotels & Resorts, L.P.
 6.875%, due 11/1/14                                     10,000         10,238
                                                                  ------------

REAL ESTATE INVESTMENT TRUSTS (0.5%)
American Real Estate Partners, L.P.
 7.125%, due 2/15/13 (b)                                 30,000         29,550
Crescent Real Estate Equities, L.P.
 7.50%, due 9/15/07                                      15,000         15,038
Host Marriott, L.P.
 6.375%, due 3/15/15                                     15,000         15,056
 Series Q
 6.75%, due 6/1/16                                       15,000         15,244
Omega Healthcare Investors, Inc.
 7.00%, due 4/1/14                                       20,000         20,275
ProLogis
 5.625%, due 11/15/16                                   535,000        540,002
Trustreet Properties, Inc.
 7.50%, due 4/1/15                                       25,000         27,248
                                                                  ------------
                                                                       662,413
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
RETAIL (0.8%)
CVS Caremark Corp.
 5.789%, due 1/10/26 (b)                            $   105,488   $    103,782
Harry & David Holdings, Inc.
 9.00%, due 3/1/13                                        5,000          5,225
Home Depot, Inc.
 5.40%, due 3/1/16                                      560,000        548,424
Rite Aid Corp.
 7.50%, due 1/15/15 (e)                                  45,000         45,900
 8.625%, due 3/1/15                                      20,000         19,500
Star Gas Partners, L.P./Star Gas Finance Co.
 Series B
 10.25%, due 2/15/13                                     18,000         19,170
Toys "R" Us, Inc.
 7.625%, due 8/1/11                                      15,000         14,550
Wal-Mart Stores, Inc.
 5.25%, due 9/1/35                                      495,000        452,828
                                                                  ------------
                                                                     1,209,379
                                                                  ------------
SAVINGS & LOANS (0.4%)
Washington Mutual Bank
 5.95%, due 5/20/13                                     535,000        545,222
                                                                  ------------

SOFTWARE (0.0%)++
Serena Software, Inc.
 10.375%, due 3/15/16                                     5,000          5,431
                                                                  ------------

TELECOMMUNICATIONS (0.7%)
Centennial Cellular Operating Co./ Centennial
 Communications Corp.
 10.125%, due 6/15/13                                     5,000          5,400
Citizens Communications Co.
 7.125%, due 3/15/19 (b)                                525,000        528,938
Dobson Cellular Systems, Inc.
 8.375%, due 11/1/11                                     10,000         10,663
 Series B
 8.375%, due 11/1/11                                     10,000         10,663
GCI, Inc.
 7.25%, due 2/15/14                                      15,000         15,000
Intelsat Corp.
 9.00%, due 6/15/16                                      15,000         16,444
iPCS, Inc.
 7.48%, due 5/1/13 (a)(b)                                10,000         10,050
Lucent Technologies, Inc.
 5.50%, due 11/15/08 (e)                                 20,000         19,900
 6.45%, due 3/15/29                                      60,000         54,600
PanAmSat Corp.
 9.00%, due 8/15/14                                      12,000         12,960
Qwest Communications International, Inc.
 7.25%, due 2/15/11 (e)                                  10,000         10,250

 16 MainStay Intermediate Term Bond Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Qwest Corp.
 7.50%, due 10/1/14                                 $    10,000   $     10,575
 8.875%, due 3/15/12                                     20,000         22,100
 8.875%, due 6/1/31                                       5,000          5,213
Sprint Nextel Corp.
 6.00%, due 12/1/16                                     215,000        211,005
                                                                  ------------
                                                                       943,761
                                                                  ------------
TEXTILES (0.0%)++
INVISTA
 9.25%, due 5/1/12 (b)                                   30,000         31,875
                                                                  ------------

TRANSPORTATION (0.2%)
Gulfmark Offshore, Inc.
 7.75%, due 7/15/14                                       5,000          5,113
Union Pacific Corp.
 3.625%, due 6/1/10                                     329,000        313,497
                                                                  ------------
                                                                       318,610
                                                                  ------------
TRUCKING & LEASING (0.0%)++
Greenbrier Cos., Inc.
 8.375%, due 5/15/15                                     15,000         14,850
                                                                  ------------
Total Corporate Bonds
 (Cost $21,614,549)                                                 21,767,809
                                                                  ------------

FOREIGN CORPORATE BONDS (5.8%)
------------------------------------------------------------------------------
BRAZIL (0.7%)
Companhia Brasileira de Bebidas
 10.50%, due 12/15/11                                   800,000        960,000
                                                                  ------------
CANADA (0.5%)
Ainsworth Lumber Co., Ltd.
 9.35%, due 4/1/13 (a)                                   10,000          7,400
Angiotech Pharmaceuticals, Inc.
 7.75%, due 4/1/14                                       10,000          9,225
Apache Finance Canada Corp.
 7.75%, due 12/15/29                                    490,000        589,807
CanWest Media, Inc.
 8.00%, due 9/15/12                                      13,000         13,488
Nortel Networks, Ltd.
 10.75%, due 7/15/16 (b)(e)                              10,000         11,250
Nova Chemicals Corp.
 8.502%, due 11/15/13 (a)                                 5,000          5,088
Quebecor Media, Inc.
 7.75%, due 3/15/16                                      10,000         10,500
Quebecor World, Inc.
 9.75%, due 1/15/15 (b)                                  25,000         26,375

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CANADA (CONTINUED)
Rogers Cantel, Inc.
 9.625%, due 5/1/11                                 $    55,000   $     62,975
Videotron, Ltee
 6.375%, due 12/15/15                                    15,000         14,813
Angiotech Pharmaceuticals, Inc.
 9.11%, due 12/1/13 (a)(b)                                5,000          5,125
                                                                  ------------
                                                                       756,046
                                                                  ------------
CAYMAN ISLANDS (0.8%)
Cosan Finance, Ltd.
 7.00%, due 2/1/17 (b)                                  425,000        421,813
Vale Overseas, Ltd.
 6.25%, due 1/23/17                                     255,000        261,504
 6.875%, due 11/21/36                                   200,000        212,140
 8.25%, due 1/17/34                                     185,000        227,288
                                                                  ------------
                                                                     1,122,745
                                                                  ------------
CHILE (0.2%)
Corporacion Nacional del Cobre-Codelco, Inc.
 5.50%, due 10/15/13 (b)                                330,000        333,627
                                                                  ------------

JAPAN (0.2%)
Nippon Life Insurance Co.
 4.875%, due 8/9/10 (b)                                 250,000        246,346
                                                                  ------------

LUXEMBOURG (0.9%)
Gazprom International S.A.
 7.201%, due 2/1/20 (b)                                 400,577        423,610
Millicom International Cellular S.A.
 10.00%, due 12/1/13                                     25,000         27,438
Tengizchevroil Finance Co. S.A.R.L.
 6.124%, due 11/15/14 (b)                               235,000        234,119
TNK-BP Finance S.A.
 7.50%, due 7/18/16 (b)                                 545,000        577,019
                                                                  ------------
                                                                     1,262,186
                                                                  ------------
MEXICO (1.0%)
Controladora Mabe S.A. de C.V.
 6.50%, due 12/15/15                                    180,000        184,050
Satelites Mexicanos S.A. de C.V.
 14.099%, due 11/30/11 (a)                               15,000         15,694
Telefonos de Mexico S.A. de C.V.
 5.50%, due 1/27/15                                     665,000        661,221
United Mexican States
 7.50%, due 1/14/12                                     240,000        262,920
 8.125%, due 12/30/19                                   300,000        371,250
                                                                  ------------
                                                                     1,495,135
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   17

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
NETHERLANDS (0.3%)
NXP B.V./NXP Funding LLC
 7.875%, due 10/15/14 (b)                           $    30,000   $     31,200
 9.50%, due 10/15/15 (b)(e)                              15,000         15,750
Siemens Financieringsmaatschappij N.V.
 6.125%, due 8/17/26 (b)                                265,000        270,433
ATF Capital B.V.
 9.25%, due 2/21/14 (b)(e)                              140,000        138,250
                                                                  ------------
                                                                       455,633
                                                                  ------------
QATAR (0.4%)
Ras Laffan Liquefied Natural Gas Co., Ltd. III
 6.332%, due 9/30/27 (b)                                580,000        589,280
                                                                  ------------

SINGAPORE (0.2%)
SP PowerAssets, Ltd.
 5.00%, due 10/22/13 (b)                                305,000        302,075
                                                                  ------------

UNITED KINGDOM (0.6%)
BSKYB Finance UK PLC
 6.50%, due 10/15/35 (b)                                230,000        230,465
Vodafone Group PLC
 4.625%, due 7/15/18                                    340,000        309,494
 5.75%, due 3/15/16                                     300,000        303,297
                                                                  ------------
                                                                       843,256
                                                                  ------------
Total Foreign Corporate Bonds
 (Cost $8,044,319)                                                   8,366,329
                                                                  ------------

FOREIGN GOVERNMENT BONDS (1.0%)
------------------------------------------------------------------------------
ARGENTINA (0.2%)
Republic of Argentina
 8.28%, due 12/31/33                                    250,023        269,025
                                                                  ------------

PANAMA (0.5%)
Republic of Panama
 6.70%, due 1/26/36                                     780,000        824,850
                                                                  ------------

VENEZUELA (0.3%)
Republic of Venezuela
 9.125%, due 6/18/07                                    400,000        403,600
                                                                  ------------
Total Foreign Government Bonds
 (Cost $1,438,277)                                                   1,497,475
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (7.7%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (7.7%)
Banc of America Commercial Mortgage, Inc.
 Series 2005-5, Class A2
 5.001%, due 10/10/45                               $   750,000   $    746,270
Bayview Commercial Asset Trust
 Series 2006-4A, Class A1
 5.55%, due 12/25/36 (a)(b)                             280,772        280,128
Citigroup Commercial Mortgage Trust
 Series 2004-C2, Class A5
 4.733%, due 10/15/41                                   760,000        734,408
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2005-CD1, Class A4
 5.40%, due 7/15/44 (a)                                 540,000        539,585
Commercial Mortgage
 Pass-Through Certificates
 Series 2006-C7, Class A4
 5.962%, due 6/10/46 (a)                                435,000        449,294
Credit Suisse Mortgage
 Capital Certificates
 Series 2006-C4, Class AJ
 5.538%, due 9/15/39 (a)                              1,940,000      1,933,396
Four Times Square Trust
 Series 2006-4TS, Class A
 5.401%, due 12/13/28 (b)                               470,000        462,313
Greenwich Capital Commercial Funding Corp.
 Series 2006-GG7, Class A4
 5.945%, due 7/10/38 (a)                                265,000        276,482
LB-UBS Commercial Mortgage Trust
 Series 2004-C2, Class A2
 3.246%, due 3/15/29                                    600,000        580,208
 Series 2004-C7, Class A1
 3.625%, due 10/15/29                                   618,557        605,433
 Series 2005-C7, Class A4
 5.197%, due 11/15/30 (a)                               565,000        559,891
 Series 2006-C4, Class A4
 6.097%, due 6/15/38 (a)                                400,000        416,747
Merrill Lynch Mortgage Trust
 Series 2004-MKB1, Class A1
 3.563%, due 2/12/42                                    520,642        510,652
 Series 2004-BPC1, Class A5
 4.855%, due 10/12/41 (a)                             1,415,000      1,378,122
Mortgage Equity Conversion Asset Trust
 Series 2007-FF2, Class A
 5.37%, due 2/25/42 (a)(b)(c)                           500,000        500,000

 18 MainStay Intermediate Term Bond Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
National RMBS Trust
 Series 2006-3, Class A1
 5.428%, due 10/20/37 (a)(b)                        $   863,938   $    863,800
Timberstar Trust
 Series 2006-1, Class A
 5.668%, due 10/15/36 (b)(c)                            160,000        162,187
Wachovia Bank Commercial
 Mortgage Trust
 Series 2004-C14, Class A1
 3.477%, due 8/15/41                                    211,125        206,556
                                                                  ------------
Total Mortgage-Backed Securities
 (Cost $11,310,923)                                                 11,205,472
                                                                  ------------

MUNICIPAL BOND (0.3%)
------------------------------------------------------------------------------
TEXAS (0.3%)
Harris County Texas Industrial Development Corp.
 Solid Waste Deer Park
 5.683%, due 3/1/23 (a)                                 390,000        393,042
                                                                  ------------
Total Municipal Bond
 (Cost $390,000)                                                       393,042
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (61.8%)
------------------------------------------------------------------------------
FANNIE MAE
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.4%)
 Series 2006-B1, Class AB
 6.00%, due 6/25/16                                     557,307        562,636
                                                                  ------------

FANNIE MAE GRANTOR TRUST
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
 Series 1998-M6, Class A2
 6.32%, due 8/15/08 (g)                                 164,330        165,493
                                                                  ------------

FEDERAL HOME LOAN MORTGAGE CORP. (3.7%)
V    5.125%, due 4/18/08                              2,965,000      2,965,291
 5.625%, due 11/23/35                                   400,000        394,031
 6.50%, due 4/1/37                                    1,960,000      2,001,918
                                                                  ------------
                                                                     5,361,240
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORP.
 (MORTGAGE PASS-THROUGH SECURITIES) (8.1%)
 3.00%, due 8/1/10                                      330,189        315,615
 5.00%, due 8/1/33                                    2,209,177      2,140,626
 5.50%, due 1/1/21                                    1,013,748      1,015,671
 5.50%, due 2/1/33                                    1,607,292      1,593,676

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL HOME LOAN MORTGAGE CORP.
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 5.50%, due 7/1/34                                  $ 2,236,181   $  2,217,162
 5.50%, due 1/1/36                                    2,101,798      2,081,081
 5.50%, due 9/1/36                                    1,068,837      1,057,299
 6.00%, due 3/1/36                                    1,395,247      1,407,821
                                                                  ------------
                                                                    11,828,951
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.3%)
V    4.00%, due 9/2/08                                3,800,000      3,752,234
 4.625%, due 5/1/13                                     670,000        658,128
 5.125%, due 1/2/14                                     550,000        551,744
 5.25%, due 8/1/12                                    1,440,000      1,457,976
 6.25%, due 2/1/11                                      255,000        267,476
V    6.625%, due 9/15/09                              2,455,000      2,553,325
                                                                  ------------
                                                                     9,240,883
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (25.9%)
 4.50%, due 4/1/18                                      605,393        587,719
 4.50%, due 7/1/18                                    1,772,918      1,721,159
V    4.50%, due 11/1/18                               2,564,249      2,489,389
 5.00%, due 9/1/17                                    1,058,684      1,046,864
 5.00%, due 9/1/20                                      898,060        885,834
 5.00%, due 10/1/20                                     890,243        878,124
 5.00%, due 12/1/20                                   1,758,395      1,734,456
 5.00%, due 7/1/35                                    1,871,714      1,810,110
 5.00%, due 1/1/36                                    1,550,989      1,499,941
 5.00%, due 2/1/36                                    1,330,052      1,286,275
V    5.00%, due 5/1/36                                5,054,919      4,888,544
 5.00%, due 6/1/36                                    1,714,286      1,656,739
 5.50%, due 2/1/17                                      789,911        793,030
V    5.50%, due 6/1/21                                3,141,327      3,145,738
V    5.50%, due 6/1/33                                3,500,289      3,470,652
 5.50%, due 11/1/33                                   1,732,079      1,717,414
 5.50%, due 12/1/33                                   1,209,934      1,199,690
 5.50%, due 6/1/34                                    1,294,560      1,282,768
 6.00%, due 8/1/17                                      117,922        119,982
 6.00%, due 2/1/27                                      692,963        701,597
 6.00%, due 1/1/33                                      611,795        619,991
 6.00%, due 3/1/33                                      726,957        735,733
 6.00%, due 9/1/35                                    1,304,121      1,315,120
 6.00%, due 6/1/36                                    1,582,902      1,595,229
 6.50%, due 6/1/31                                      152,443        157,191
 6.50%, due 8/1/31                                      127,317        131,282
 6.50%, due 10/1/31                                      90,603         93,424
 6.50%, due 6/1/32                                      117,535        121,121
                                                                  ------------
                                                                    37,685,116
                                                                  ------------
FREDDIE MAC
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.4%)
 Series 2632, Class NH
 3.50%, due 6/15/13                                     629,956        603,580
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   19

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FREDDIE MAC REFERENCE REMIC
 (COLLATERALIZED MORTGAGE OBLIGATION) (1.7%)
 Series R001, Class AE
 4.375%, due 4/15/15                                $ 2,454,670   $  2,406,681
                                                                  ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (1.0%)
 6.00%, due 2/15/29                                      80,575         81,997
 6.00%, due 4/15/29                                     381,837        388,531
 6.00%, due 8/15/32                                     866,212        880,806
 6.50%, due 7/15/28                                      93,529         96,615
 6.50%, due 5/15/29                                      48,343         49,939
                                                                  ------------
                                                                     1,497,888
                                                                  ------------
UNITED STATES TREASURY BONDS (2.3%)
 6.25%, due 8/15/23 (e)                               1,175,000      1,354,830
 6.875%, due 8/15/25                                    890,000      1,102,140
 8.75%, due 8/15/20 (e)                                 620,000        857,489
                                                                  ------------
                                                                     3,314,459
                                                                  ------------
UNITED STATES TREASURY NOTES (11.9%)
V    3.875%, due 9/15/10 (e)                          2,585,000      2,535,016
 3.875%, due 2/15/13                                  1,765,000      1,708,051
V    4.50%, due 2/15/09 (e)                           5,070,000      5,055,343
 4.625%, due 2/15/17 (e)                              2,050,000      2,049,039
V    4.875%, due 7/31/11 (e)                          5,885,000      5,965,919
                                                                  ------------
                                                                    17,313,368
                                                                  ------------
Total U.S. Government & Federal Agencies
 (Cost $89,998,166)                                                 89,980,295
                                                                  ------------
YANKEE BONDS (0.5%) (h)
------------------------------------------------------------------------------
PIPELINES (0.5%)
TransCanada Pipelines, Ltd.
 6.35%, due 5/15/67 (a)                                 700,000        698,747
                                                                  ------------

FOREST PRODUCTS & PAPER (0.0%)++
Smurfit Capital Funding PLC
 7.50%, due 11/20/25                                     35,000         35,875
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
INSURANCE (0.0%)++
Fairfax Financial Holdings, Ltd.
 7.375%, due 4/15/18 (e)                            $    20,000   $     19,275
 8.30%, due 4/15/26 (e)                                  15,000         15,188
                                                                  ------------
                                                                        34,463
                                                                  ------------
Total Yankee Bonds
 (Cost $763,442)                                                       769,085
                                                                  ------------
Total Long-Term Bonds
 (Cost $141,195,324)                                               141,603,473
                                                                  ------------

                                                         SHARES
CONVERTIBLE PREFERRED STOCK (0.0%)++
------------------------------------------------------------------------------
SOFTWARE (0.0%)++
QuadraMed Corp.
 5.50% (b)(i)(j)                                            100          2,850
                                                                  ------------
Total Convertible Preferred Stock
 (Cost $1,800)                                                           2,850
                                                                  ------------
PREFERRED STOCK (0.0%)++
------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (0.0%)++
Sovereign Real Estate Investment Corp.
 12.00% (b)(j)                                               50         74,375
                                                                  ------------
Total Preferred Stock
 (Cost $76,875)                                                         74,375
                                                                  ------------
                                                      NUMBER OF
                                                         RIGHTS
RIGHTS (0.0%)++
------------------------------------------------------------------------------
AIRLINES (0.0%)++
Northwest Airlines, Inc. (c)(i)                              34              0(k)
                                                                  ------------
Total Rights
 (Cost $0)                                                                   0(k)
                                                                  ------------
                                                      NUMBER OF
                                                       WARRANTS
WARRANTS (0.0%)++
------------------------------------------------------------------------------
INTERNET (0.0%)++
Ziff Davis Holdings, Inc.
 Strike Price $0.001
 Expire 8/12/12 (c)(i)                                    1,210             12
                                                                  ------------
Total Warrants
 (Cost $11)                                                                 12
                                                                  ------------

 20 MainStay Intermediate Term Bond Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (13.8%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (6.0%)
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.273%, due 5/23/07 (l)                            $   692,057   $    692,057
Compass Securitization
 5.292%, due 5/23/07 (l)                                230,686        230,686
 5.294%, due 5/31/07 (l)                                230,686        230,686
Den Danske Bank
 5.276%, due 5/15/07 (l)                                692,057        692,057
Deutsche Bank Financial LLC
 5.30%, due 5/1/07                                    1,880,000      1,880,000
Jupiter Securitization Corp.
 5.281%, due 5/22/07 (l)                                207,617        207,617
 5.289%, due 5/4/07 (l)                                 461,372        461,372
Kitty Hawk Funding Corp.
 5.292%, due 5/15/07 (l)                                230,686        230,686
Old Line Funding LLC
 5.293%, due 5/16/07 (l)                                230,686        230,686
Park Avenue Receivables Corp.
 5.268%, due 5/1/07 (l)                                 230,686        230,686
Prudential Funding LLC
 5.23%, due 5/3/07                                    2,000,000      1,999,419
Ranger Funding
 5.293%, due 5/22/07 (l)                                461,371        461,371
Toyota Motor Credit Corp.
 5.235%, due 5/11/07                                  1,000,000        998,546
Yorktown Capital LLC
 5.282%, due 5/31/07 (l)                                230,686        230,686
                                                                  ------------
Total Commercial Paper
 (Cost $8,776,555)                                                   8,776,555
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (1.4%)
BGI Institutional Money Market Fund (l)               2,025,885      2,025,885
                                                                  ------------
Total Investment Company
 (Cost $2,025,885)                                                   2,025,885
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
 5.42%, dated 4/30/07
 due 5/1/07
 Proceeds at Maturity $461,441 (Collateralized by
 various Corporate Bonds and a U.S. Treasury Note,
 with rates between 0.00%-8.38% and maturity dates
 between 8/1/07-2/15/99, with a Principal Amount
 of $731,691 and a Market Value of $482,145) (l)    $   461,372   $    461,372
                                                                  ------------
Total Repurchase Agreement
 (Cost $461,372)                                                       461,372
                                                                  ------------
TIME DEPOSITS (6.1%)
Abbey National PLC
 5.30%, due 5/7/07 (l)                                  461,371        461,371
Bank of America Corp.
 5.27%, due 5/18/07 (a)(l)                              461,371        461,371
Bank of Nova Scotia
 5.28%, due 5/17/07 (l)                                 461,371        461,371
Calyon
 5.31%, due 5/1/07 (l)                                2,306,858      2,306,858
Deutsche Bank AG
 5.28%, due 5/15/07 (l)                                 692,057        692,057
KBC Bank N.V.
 5.28%, due 6/5/07 (l)                                  507,509        507,509
Rabobank Nederland
 5.265%, due 5/3/07 (l)                                 461,371        461,371
Royal Bank of Scotland
 5.285%, due 5/8/07 (l)                                 461,372        461,372
Skandinaviska Enskilda Banken AB
 5.29%, due 5/31/07 (l)                                 461,372        461,372
Societe Generale North America, Inc.
 5.29%, due 6/15/07 (l)                                 461,372        461,372
Toronto Dominion Bank
 5.28%, due 5/11/07 (l)                               1,845,486      1,845,486
UBS AG
 5.27%, due 5/4/07 (l)                                  230,686        230,686
                                                                  ------------
Total Time Deposits
 (Cost $8,812,196)                                                   8,812,196
                                                                  ------------
Total Short-Term Investments
 (Cost $20,076,008)                                                 20,076,008
                                                                  ------------
Total Investments
 (Cost $161,350,018) (m)                                  111.0%   161,756,718(n)
Liabilities in Excess of
 Cash and Other Assets                                    (11.0)   (16,016,662)
                                                    -----------   ------------
Net Assets                                                100.0%  $145,740,056
                                                    ===========   ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   21

++   Less than one-tenth of a percent.
(a)  Floating rate. Rate shown is the rate in effect at April 30,
     2007.
(b)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Fair valued security. The total market value of these
     securities at April 30, 2007 is $947,490, which reflects
     0.7% of the Fund's net assets.
(d)  Issue in default.
(e)  Represents a security, or a portion thereof, which is out on loan.
(f)  PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(g)  ACES--Alternative Credit Enhancement Structure.
(h)  Yankee Bond--dollar-denominated bond issued in the United
     States by a foreign bank or corporation.
(i)  Non-income producing security.
(j)  Illiquid security. The total market value of these
     securities at April 30, 2007 is $77,225, which represents
     0.1% of the Fund's net assets.
(k)  Less than one dollar.
(l)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(m)  The cost for federal income tax purposes is $161,351,402.
(n)  At April 30, 2007, net unrealized appreciation was $405,316 based on cost for federal income tax purposes. This
     consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value
     over cost of $1,249,317 and aggregate gross unrealized
     depreciation for all investments on which there was an
     excess of cost over market value of $844,001.

 22 MainStay Intermediate Term Bond Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $161,350,018) including $14,857,852
  market value of securities loaned             $161,756,718
Cash                                                   4,559
Cash denominated in foreign currencies
  (identified cost $1,888)                             2,022
Receivables:
  Dividends and interest                           1,206,466
  Investment securities sold                         911,066
  Fund shares sold                                   111,368
Other assets                                          30,043
                                                -------------
    Total assets                                 164,022,242
                                                -------------
LIABILITIES:
Securities lending collateral                     15,198,043
Payables:
  Investment securities purchased                  2,758,177
  Fund shares redeemed                                66,548
  Manager (See Note 3)                                65,487
  Transfer agent (See Note 3)                         24,189
  Professional fees                                   23,784
  Shareholder communication                           13,220
  Custodian                                            8,951
  NYLIFE Distributors (See Note 3)                     5,676
  Directors                                            1,511
Accrued expenses                                       7,656
Dividend payable                                     108,944
                                                -------------
    Total liabilities                             18,282,186
                                                -------------
Net assets                                      $145,740,056
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $        939
  Class B                                                294
  Class C                                                140
  Class I                                             13,529
Additional paid-in capital                       154,634,579
Accumulated distributions in excess of net
  investment income                                 (112,291)
Accumulated net realized loss on investments      (9,203,968)
Net unrealized appreciation on investments           406,700
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies                                             134
                                                -------------
Net assets                                      $145,740,056
                                                =============
CLASS A
Net assets applicable to outstanding shares     $  9,181,425
                                                =============
Shares of capital stock outstanding                  939,007
                                                =============
Net asset value per share outstanding           $       9.78
Maximum sales charge (4.50% of offering price)          0.46
                                                -------------
Maximum offering price per share outstanding    $      10.24
                                                =============
CLASS B
Net assets applicable to outstanding shares     $  2,878,858
                                                =============
Shares of capital stock outstanding                  294,079
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.79
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  1,372,325
                                                =============
Shares of capital stock outstanding                  140,137
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.79
                                                =============
CLASS I
Net assets applicable to outstanding shares     $132,307,448
                                                =============
Shares of capital stock outstanding               13,528,992
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.78
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   23

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                        $3,809,771
  Income from securities loaned--net                  14,422
  Dividends                                            3,000
                                                  -----------
    Total income                                   3,827,193
                                                  -----------
EXPENSES:
  Manager (See Note 3)                               423,724
  Transfer agent--Classes A, B and C (See Note
    3)                                                25,024
  Transfer agent--Class I (See Note 3)                 4,705
  Professional fees                                   26,488
  Registration                                        25,365
  Custodian                                           20,589
  Distribution/Service--Class A (See Note 3)          11,263
  Service--Class B (See Note 3)                        3,638
  Service--Class C (See Note 3)                        1,898
  Distribution--Class B (See Note 3)                  10,913
  Distribution--Class C (See Note 3)                   5,695
  Shareholder communication                            8,939
  Directors                                            3,122
  Miscellaneous                                        7,007
                                                  -----------
    Total expenses before waiver                     578,370
  Expense waiver from Manager (See Note 3)           (40,557)
                                                  -----------
    Net expenses                                     537,813
                                                  -----------
Net investment income                              3,289,380
                                                  -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain on investments                     775,952
Net change in unrealized appreciation on:
  Security transactions                              146,073
  Translation of other assets and liabilities in
    foreign currencies                                   130
                                                  -----------
Net change in unrealized appreciation on
  investments and foreign currency transactions      146,203
                                                  -----------
Net realized and unrealized gain on investments
  and foreign currency transactions                  922,155
                                                  -----------
Net increase in net assets resulting from
  operations                                      $4,211,535
                                                  ===========

 24 MainStay Intermediate Term Bond Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  3,289,380   $  5,815,721
 Net realized gain (loss) on
  investments                             775,952     (1,336,883)
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions           146,203      1,645,338
                                     ---------------------------
 Net increase in net assets
  resulting from operations             4,211,535      6,124,176
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                               (222,593)      (343,441)
   Class B                                (60,625)      (101,160)
   Class C                                (31,016)       (41,743)
   Class I                             (3,411,537)    (5,267,060)
                                     ---------------------------
 Total dividends to shareholders       (3,725,771)    (5,753,404)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              1,884,018      2,796,743
   Class B                                613,941        670,677
   Class C                                872,259        603,014
   Class I                              8,758,913     21,423,532
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                                201,497        307,644
   Class B                                 47,676         77,836
   Class C                                 20,525         29,895
   Class I                              2,745,344      4,170,440
                                     ---------------------------
                                       15,144,173     30,079,781
 Cost of shares redeemed:
   Class A                             (2,533,219)    (2,703,261)
   Class B                               (576,169)    (1,222,241)
   Class C                               (985,892)      (883,532)
   Class I                             (5,163,167)   (15,549,122)
                                     ---------------------------
                                       (9,258,447)   (20,358,156)
 Net asset value of shares converted (See Note
  1):
   Class A                                128,701        983,273
   Class B                               (128,701)      (983,273)
   Increase in net assets derived
    from capital share transactions     5,885,726      9,721,625
                                     ---------------------------
   Net increase in net assets           6,371,490     10,092,397

                                             2007           2006

NET ASSETS:
Beginning of period                  $139,368,566   $129,276,169
                                     ---------------------------
End of period                        $145,740,056   $139,368,566
                                     ===========================
Accumulated undistributed
 (distributions in excess of) net
 investment income at end of period  $   (112,291)  $    324,100
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   25

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             CLASS A
                                                       ---------------------------------------------------
                                                                                               JANUARY 2,
                                                       SIX MONTHS                                 2004*
                                                         ENDED             YEAR ENDED            THROUGH
                                                       APRIL 30,          OCTOBER 31,          OCTOBER 31,
                                                         2007**         2006        2005          2004
Net asset value at beginning of period                   $ 9.74        $ 9.72      $ 9.98        $ 9.86
                                                       ----------      ------      ------      -----------
Net investment income                                      0.21          0.39        0.34          0.25
Net realized and unrealized gain (loss) on
  investments                                              0.07          0.00 (a)   (0.28)         0.12
Net realized and unrealized gain (loss) on foreign
  currency transactions                                    0.00(a)      (0.00)(a)      --            --
                                                       ----------      ------      ------      -----------
Total from investment operations                           0.28          0.39        0.06          0.37
                                                       ----------      ------      ------      -----------
Less dividends:
  From net investment income                              (0.24)        (0.37)      (0.32)        (0.25)
                                                       ----------      ------      ------      -----------
Net asset value at end of period                         $ 9.78        $ 9.74      $ 9.72        $ 9.98
                                                       ==========      ======      ======      ===========
Total investment return (b)                                2.90%(c)      4.14%       0.63%         3.79%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                    4.32%+        3.94%       3.45%         2.89%+
  Net expenses                                             1.10%+        1.10%       1.08%         1.19%+
  Expenses (before waiver/reimbursement)                   1.35%+        1.32%       1.41%         1.37%+
Portfolio turnover rate                                      36%          146%(d)     192%(d)       193%
Net assets at end of period (in 000's)                   $9,181        $9,468      $8,062        $8,084

                                                                             CLASS C
                                                       ---------------------------------------------------
                                                                                               JANUARY 2,
                                                       SIX MONTHS                                 2004*
                                                         ENDED             YEAR ENDED            THROUGH
                                                       APRIL 30,          OCTOBER 31,          OCTOBER 31,
                                                         2007**         2006        2005          2004
Net asset value at beginning of period                   $ 9.76        $ 9.73      $ 9.99        $ 9.86
                                                       ----------      ------      ------      -----------
Net investment income                                      0.17          0.32        0.26          0.19
Net realized and unrealized gain (loss) on
  investments                                              0.06          0.01       (0.27)         0.13
Net realized and unrealized gain (loss) on foreign
  currency transactions                                    0.00(a)      (0.00)(a)      --            --
                                                       ----------      ------      ------      -----------
Total from investment operations                           0.23          0.33       (0.01)         0.32
                                                       ----------      ------      ------      -----------
Less dividends:
  From net investment income                              (0.20)        (0.30)      (0.25)        (0.19)
                                                       ----------      ------      ------      -----------
Net asset value at end of period                         $ 9.79        $ 9.76      $ 9.73        $ 9.99
                                                       ==========      ======      ======      ===========
Total investment return (b)                                2.41%(c)      3.46%      (0.11%)        3.25%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                    3.57%+        3.19%       2.70%         2.14%+
  Net expenses                                             1.85%+        1.85%       1.83%         1.94%+
  Expenses (before waiver/reimbursement)                   2.10%+        2.07%       2.16%         2.12%+
Portfolio turnover rate                                      36%          146%(d)     192%(d)       193%
Net assets at end of period (in 000's)                   $1,372        $1,464      $1,708        $  937

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total Return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rate not including mortgage dollar rolls was 64% and 76% for the years ended October 31, 2006 and 2005, respectively.
(e)  Per share data based on average shares outstanding during the period.

 26 MainStay Intermediate Term Bond Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                       CLASS B
    ------------------------------------------------------------------------------
                                                                       JANUARY 2,
    SIX MONTHS                                                            2004*
      ENDED                          YEAR ENDED                          THROUGH
    APRIL 30,                        OCTOBER 31,                       OCTOBER 31,
      2007**                  2006                 2005                   2004
      $ 9.76                 $ 9.73               $ 9.99                 $ 9.86
    ----------               ------               ------               -----------
        0.17                   0.32                 0.26                   0.19
        0.06                   0.01                (0.27)                  0.13
        0.00(a)               (0.00)(a)               --                     --
    ----------               ------               ------               -----------
        0.23                   0.33                (0.01)                  0.32
    ----------               ------               ------               -----------
       (0.20)                 (0.30)               (0.25)                 (0.19)
    ----------               ------               ------               -----------
      $ 9.79                 $ 9.76               $ 9.73                 $ 9.99
    ==========               ======               ======               ===========
        2.40%(c)               3.46%               (0.11%)                 3.25%(c)
        3.57%+                 3.19%                2.70%                  2.14%+
        1.85%+                 1.85%                1.83%                  1.94%+
        2.10%+                 2.07%                2.16%                  2.12%+
          36%                   146%(d)              192%(d)                193%
      $2,879                 $2,912               $4,359                 $2,732

                                                               CLASS I
    -----------------------------------------------------------------------------------------------------------------------------
    SIX MONTHS
      ENDED
    APRIL 30,                                                       YEAR ENDED OCTOBER 31,
      2007**                   2006                   2005                   2004                   2003                   2002
     $   9.75                $   9.72               $  10.00               $   9.83               $   9.66               $  10.32
    ----------               --------               --------               --------               --------               --------
         0.23                    0.41                   0.38                   0.34                   0.36(e)                0.45(e)
         0.06                    0.03                  (0.28)                  0.17                   0.18                  (0.30)
         0.00(a)                (0.00)(a)                 --                     --                     --                     --
    ----------               --------               --------               --------               --------               --------
         0.29                    0.44                   0.10                   0.51                   0.54                   0.15
    ----------               --------               --------               --------               --------               --------
        (0.26)                  (0.41)                 (0.38)                 (0.34)                 (0.37)                 (0.81)
    ----------               --------               --------               --------               --------               --------
     $   9.78                $   9.75               $   9.72               $  10.00               $   9.83               $   9.66
    ==========               ========               ========               ========               ========               ========
         2.99%(c)                4.70%                  0.97%                  5.30%                  5.69%                  1.73%
         4.72%+                  4.34%                  3.81%                  3.33%                  3.66%                  4.62%
         0.70%+                  0.70%                  0.72%                  0.75%                  0.75%                  0.75%
         0.74%+                  0.76%                  0.86%                  0.93%                  0.90%                  0.91%
           36%                    146%(d)                192%(d)                193%                   153%                   159%
     $132,307                $125,525               $115,147               $154,620               $133,041               $130,813

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   27

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Intermediate Term Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class I shares commenced on January 2, 1991 and Class A shares, Class B shares and Class C shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

The Fund also invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2007, the Fund held securities with a value of $947,490, that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities

 28 MainStay Intermediate Term Bond Fund
are also fair valued whenever the movement of a particular index exceeds certain amounts. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and includes gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
31) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets & liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currencies amounts are translated into U.S. dollars at the mean between the buying

                                                      www.mainstayfunds.com   29
and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 32.)

(K) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.60% of the average daily net assets of the Fund.

The Manager has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.10%; Class B, 1.85%; Class C, 1.85%; and Class I, 0.70%. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.70% of the Fund's average daily net assets for its Class I shares. The Manager also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. In addition, the Manager also had an agreement in place under which it had agreed to reimburse the transfer agency fees of the Class A shares of the Fund so that total ordinary operating expenses did not exceed 1.10% of the average daily net assets for Class A shares. The Manager

 30 MainStay Intermediate Term Bond Fund
also applied an equivalent reimbursement, in an equal amount of basis points, to the Fund's Class B and Class C shares. For the six months ended April 30, 2007, the Manager earned fees from the Fund in the amount of $423,724 and waived its fees in the amount of $32,520. For the period November 1, 2006 through February 28, 2007, the Manager reimbursed the transfer agency fees of Class A, Class B and Class C shares of the Fund in the amount of $8,037.

As of April 30, 2007, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

       OCTOBER 31,
 2008*    2009      2010      TOTAL
$64,905  $99,825   $40,557   $205,287
-------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays the Subadvisor a monthly fee at an annual rate of 0.20% of the average daily net assets of the Fund.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,150 for the six months ended April 30, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $46, $4,193 and $56, respectively, for the six months ended April 30, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2007, amounted to $29,729.

(E) INDEPENDENT DIRECTORS FEES. For the six months ended April 30, 2007, Independent Directors were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board Meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Directors receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and other registered investment companies managed by NYLIM that are served by the Directors.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) CAPITAL. At April 30, 2007, New York Life and its affiliates held beneficially, shares of the Fund with the following values and percentages of net assets as follows:

Class A                                     $1,093       0.0*%
----------------------------------------------------------------
Class C                                      1,073       0.0*
----------------------------------------------------------------
Class I                                      1,073       0.1
----------------------------------------------------------------

* Less than one-tenth of a percent.

                                                      www.mainstayfunds.com   31

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2007, these fees, which are included in Professional fees shown on the Statement of Operations, were $3,410.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2006, for federal income tax purposes, capital loss carryforwards of $9,978,536 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS           CAPITAL LOSS
        AVAILABLE THROUGH       AMOUNTS (000'S)
               2007                  $4,032
               2008                   3,661
               2010                     898
               2014                   1,388
       -------------------------------------------
                                     $9,979
       -------------------------------------------

NOTE 5--FUND SECURITIES LOANED AND FOREIGN CURRENCY:
As of April 30, 2007, the Fund had securities on loan with an aggregate market value of $14,857,852. The Fund received $15,198,043 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost, which approximates market value.

As of April 30, 2007, the Fund held the following currencies:

  CURRENCY        COST      VALUE
Euro   E1,481    $1,888     $2,022
-----------------------------------

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2007, purchases and sales of U.S. Government securities were $27,803 and $27,471, respectively. Purchase and sale of securities, other than U.S. Government securities and short-term securities, were $24,974 and $22,409, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                 SIX MONTHS ENDED
                                  APRIL 30, 2007*
                       CLASS A   CLASS B   CLASS C   CLASS I
Shares sold              192        62        89        895
------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               21         5         2        281
------------------------------------------------------------
                         213        67        91      1,176
Shares redeemed         (259)      (60)     (101)      (527)
------------------------------------------------------------
Shares converted (See
  Note 1)                 13       (12)       --         --
------------------------------------------------------------
Net increase
  (decrease)             (33)       (5)      (10)       649
------------------------------------------------------------

                                    YEAR ENDED
                                 OCTOBER 31, 2006
                       CLASS A   CLASS B   CLASS C   CLASS I
Shares sold              289        70        62      2,213
------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               32         8         3        432
------------------------------------------------------------
                         321        78        65      2,645
Shares redeemed         (279)     (126)      (91)    (1,607)
------------------------------------------------------------
Shares converted (See
  Note 1)                101      (101)       --         --
------------------------------------------------------------
Net increase
  (decrease)             143      (149)      (26)     1,038
------------------------------------------------------------

* Unaudited.

NOTE 10--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to Fund shareholders.

 32 MainStay Intermediate Term Bond Fund

Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds Inc.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that the tax positions will be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until June 30, 2007. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                      www.mainstayfunds.com   33

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its March 29-30, 2007 meeting, the Board of Directors (the "Board") of the Intermediate Term Bond Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the renewal of the Fund's Management and Subadvisory Agreements (the "Agreements") for one additional year.

In reaching its decision to renew the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2006 and March 2007. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. These reports were developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and sub-advisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to renew the Agreements for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadvisor to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreements was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract renewal process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A discussion of the factors that figured prominently in the Board's decision to renew the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the renewal of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), including the more extensive requirements of New York Life agents and

 34 MainStay Intermediate Term Bond Fund
reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadvisor to the Fund, noting that MacKay Shields advises other mutual funds, and serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund, including new senior executive leadership at MacKay Shields. The Board further considered MacKay Shields' track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE INTERMEDIATE TERM BOND FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its

                                                      www.mainstayfunds.com   35
affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fees paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

 36 MainStay Intermediate Term Bond Fund

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the renewal of the Agreements for one additional year.

                                                      www.mainstayfunds.com   37

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

INTERMEDIATE TERM                    VOTES
BOND FUND             VOTES FOR    WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley     8,766,819.082  2,481.686     0.000      8,769,300.768
-------------------------------------------------------------------------
Alan R. Latshaw     8,766,819.082  2,481.686     0.000      8,769,300.768
-------------------------------------------------------------------------
Peter Meenan        8,766,819.082  2,481.686     0.000      8,769,300.768
-------------------------------------------------------------------------
Richard H. Nolan,
 Jr.                8,766,819.082  2,481.686     0.000      8,769,300.768
-------------------------------------------------------------------------
Richard S.
 Trutanic           8,766,819.082  2,481.686     0.000      8,769,300.768
-------------------------------------------------------------------------
Roman L. Weil       8,766,819.082  2,481.686     0.000      8,769,300.768
-------------------------------------------------------------------------
John A. Weisser     8,766,819.082  2,481.686     0.000      8,769,300.768
-------------------------------------------------------------------------
Brian A. Murdock    8,766,180.038  3,120.730     0.000      8,769,300.768
-------------------------------------------------------------------------

This resulted in approval of the proposal.

 38 MainStay Intermediate Term Bond Fund

DIRECTORS AND OFFICERS

The Directors oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of Eclipse Funds Inc. (the "Fund") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The Directors listed below were elected to serve the Fund effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                     NUMBER OF FUNDS
                          POSITION(S) HELD                                    IN FUND COMPLEX
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite;        Member of the Board of Managers        65         Trustee, Eclipse Funds since
        3/14/56           Director since     and President (since 2004) and                    June 2007 (3 funds); Director,
                          June 2007 and      Chief Executive Officer (since                    MainStay VP Series Fund, Inc.,
                          Chief Executive    2006), New York Life Investment                   since 2006 (25 portfolios);
                          Officer since      Management LLC and New York                       Director, ICAP Funds, Inc.,
                          2006               Life Investment Management                        since 2006 (3 funds); Trustee,
                                             Holdings LLC; Senior Vice                         The MainStay Funds since 2006
                                             President, New York Life                          (19 funds).
                                             Insurance Company (since 2004);
                                             Chairman of the Board and
                                             President, NYLIFE Distributors
                                             LLC and NYLCAP Manager LLC
                                             (since 2004) and Institutional
                                             Capital LLC (since 2006); Chief
                                             Executive Officer, Eclipse
                                             Funds (since 2006); Chairman
                                             (2006 to 2007) and Trustee and
                                             Chief Executive Officer (since
                                             2006), The MainStay Funds;
                                             Chairman (2006 to 2007) and
                                             Director and Chief Executive
                                             Officer (since 2006), MainStay
                                             VP Series Fund, Inc.; Director
                                             and Chief Executive Officer,
                                             ICAP Funds, Inc. (since 2006);
                                             Chief Investment Officer, MLIM
                                             Europe and Asia (2001 to 2003);
                                             President of Merrill Japan and
                                             Chairman of MLIM's Pacific
                                             Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* Director considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     39

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          65         Chairman since 2005 and Trustee
        8/12/51           Chairman since     Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          2005 and Director                                                    funds); Chairman and Director,
                          since 1990                                                           ICAP Funds, Inc., since 2006 (3
                                                                                               funds); Chairman and Trustee,
                                                                                               The MainStay Funds, since June
                                                                                               2007 (19 funds); Chairman and
                                                                                               Director, MainStay VP Series
                                                                                               Fund, Inc., since June 2007 (25
                                                                                               portfolios); Trustee, Legg
                                                                                               Mason Partners Funds, Inc.,
                                                                                               since 1991 (30 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        65         Trustee, Eclipse Funds since
        3/27/51           Director and       LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Audit Committee    Arthur Andersen LLP (1976 to                      ICAP Funds, Inc., since June
                          Financial Expert   2002); Consultant to the                          2007 (3 funds); Trustee, The
                          since June 2007    MainStay Funds Audit and                          MainStay Funds since 2006 (19
                                             Compliance Committee (2004                        funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (25 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9
                                                                                               portfolios); Trustee, Utopia
                                                                                               Funds since 2005 (4
                                                                                               portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Retired                                65         Trustee, Eclipse Funds since
        12/5/41           Director since                                                       2002 (3 funds); Director, ICAP
                          2002                                                                 Funds, Inc., since June 2007 (3
                                                                                               funds); Trustee, The MainStay
                                                                                               Funds since June 2007 (19
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         65         Trustee, Eclipse Funds since
        NOLAN, JR.        Director since     Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        ICAP Funds, Inc., since June
                                             Management (1994 to 2004)                         2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               2006 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        65         Trustee, Eclipse Funds since
        TRUTANIC          Director since     Executive Office (1990 to                         June 2007 (3 funds); Director,
        2/13/52           June 2007          1999), Somerset Group                             ICAP Funds, Inc., since June
                                             (financial advisory firm);                        2007 (3 funds); Trustee, The
                                             Managing Director and Advisor,                    MainStay Funds since 1994 (19
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002                            Series Fund, Inc., since June
                                             to 2004); Senior Managing                         2007 (25 portfolios).
                                             Director and Partner, Groupe
                                             Arnault S.A. (private
                                             investment firm) (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

 40   MainStay Intermediate Term Bond Fund

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             65         Trustee, Eclipse Funds since
        5/22/40           Director and       Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Audit Committee    Business, University of                           ICAP Funds, Inc., since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (3 funds); Trustee, The
                          since June 2007    Weil Associates, Inc.                             MainStay Funds since June 2007
                                             (consulting firm)                                 (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1994 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          65         Trustee, Eclipse Funds since
        10/22/41          Director since     Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             ICAP Funds, Inc., since June
                                                                                               2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1997 (25 portfolios); Trustee,
                                                                                               Direxion Funds (57 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007.
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Fund effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Fund effective June 7, 2007:

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Indefinite; Chief  Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Legal Officer      York Life Investment Management LLC (including predecessor
        10/19/46          since 2004         advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2005), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2002); Secretary,
                                             NYLIM Service Company LLC, NYLCAP Manager LLC, Madison
                                             Capital Funding LLC and Institutional Capital LLC (since
                                             2006); Chief Legal Officer, Eclipse Funds, The MainStay
                                             Funds and MainStay VP Series Fund, Inc. (since 2004),
                                             McMorgan Funds (since 2005) and ICAP Funds, Inc. (since
                                             2006); Managing Director and Senior Counsel, Lehman Brothers
                                             Inc. (1998 to 1999); General Counsel and Managing Director,
                                             JP Morgan Investment Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK BENINTENDE   Indefinite;        Managing Director, New York Life Investment Management LLC
        5/12/64           Treasurer and      (since June 2007); Treasurer and Principal Financial and
                          Principal          Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Financial and      MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          Accounting         2007); Vice President, Prudential Investments (2000 to
                          Officer since      2007); Assistant Treasurer, JennisonDryden Family of Funds,
                          June 2007          Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        Indefinite;        Senior Managing Director and Chief Marketing Officer, New
        FISHER            President since    York Life Investment Management LLC (since 2005); Managing
        2/22/59           March 2007         Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds, The
                                             MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Indefinite; Vice   Director, New York Life Investment Management LLC (including
        HARRINGTON        President--        predecessor advisory organizations) (since 2000); Executive
        2/8/59            Administration     Vice President, New York Life Trust Company and New York
                          since 2005         Life Trust Company, FSB (since 2006); Vice
                                             President--Administration, Eclipse Funds, MainStay VP Series
                                             Fund, Inc., and The MainStay Funds (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     41

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Indefinite;        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Senior Vice        2006) and Managing Director and Chief Compliance Officer
        12/16/65          President and      (2003 to 2006), New York Life Investment Management LLC and
                          Chief Compliance   New York Life Investment Management Holdings LLC; Senior
                          Officer since      Managing Director, Compliance (since 2006) and Managing
                          2006               Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                             Vice President and Chief Compliance Officer, Eclipse Funds,
                                             The MainStay Funds and MainStay VP Series Fund, Inc. (since
                                             2006), and ICAP Funds, Inc. (since 2006); Vice
                                             President--Compliance, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (2004 to 2006); Deputy Chief
                                             Compliance Officer, New York Life Investment Management LLC
                                             (2002 to 2003); Vice President and Compliance Officer,
                                             Goldman Sachs Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Indefinite;        Managing Director and Associate General Counsel, New York
        MORRISON          Secretary since    Life Investment Management LLC (since 2004); Managing
        3/26/56           2004               Director and Secretary, NYLIFE Distributors LLC (since
                                             2004); Secretary, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Fund effective June 7, 2007.

Christopher O. Blunt resigned as President of the Fund effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Fund effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Fund effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Fund effective March 19, 2007.

 42   MainStay Intermediate Term Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund(1)
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(2)
MainStay Growth Equity Fund(3)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Class B shares closed to new investors, except for certain retirement savings and other automatic purchase plans, effective May 21, 2007.
2. Closed to new investors and new purchases as of January 1, 2002.
3. Offered only to residents of Connecticut, Maryland, New Jersey and New York.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO10829         (RECYCLE LOGO)                     MS155-07   MSIT10-04/07
                                                                              B4

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SHORT TERM BOND FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2007

MESSAGE FROM
THE PRESIDENT

At MainStay, we take special pride in providing investors with single-point access to the expertise of six diverse institutional boutique investment firms. Each mutual fund we offer is advised or subadvised by one or more institutional money managers, each of which has the autonomy to focus on its own unique investment style. By preserving the integrity of these boutiques, in both process and culture, we believe that we are helping to achieve greater consistency of returns for our shareholders.

New York Life Investment Management uses these boutiques to power its MainStay Funds, which seek to achieve investment excellence for our shareholders and maintain a disciplined, long-term perspective.

Equity investors were generally rewarded for holding their ground during the turbulent six months ended April 30, 2007. In late February and early March 2007, a correction in the Chinese stock market took a toll on stocks around the world. Fortunately, positive earnings reports led to a substantial rebound, and U.S. stocks in general recorded gains across every sector for the six-month reporting period. While past performance is no guarantee of future results, international stocks as a whole were even stronger, providing solid double-digit returns.

According to Russell data for U.S. equity markets, mid-cap companies generally outperformed small-and large-capitalization companies, and value stocks outperformed growth stocks among mid- and large-cap issuers.

During the six months ended April 30, 2007, the Federal Open Market Committee
(FOMC) maintained the federal funds target rate at a steady 5.25%, hoping that earlier rate hikes would be sufficient to keep inflation in check. The yield curve remained inverted throughout the reporting period, with Treasury bills yielding more than 10-year Treasury bonds. Although an inverted yield curve is sometimes associated with a heightened risk of recession, the FOMC continued to focus on the potential for moderate economic expansion.

Shorter-term interest rates declined slightly during the reporting period and longer-term interest rates rose. While rising interest rates hurt bond prices, most broad domestic bond-market indices provided modest but positive total returns.

Early in 2007, several subprime mortgage lenders faced higher-than-anticipated delinquencies and defaults, raising concerns about underwriting practices. Several lenders filed for bankruptcy protection, and others saw their stock prices decline. Fortunately, we believe that there is little evidence that the difficulties will undermine fixed-income markets in general.

As always, we appreciate your decision to make MainStay Funds part of your overall investment strategy. We look forward to serving your financial interests and growing together for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SHORT TERM BOND FUND

                    MainStay Funds
                    Semiannual Report
                    Unaudited
                    April 30, 2007

TABLE OF CONTENTS


Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------


Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------


Portfolio of Investments                                                       9
--------------------------------------------------------------------------------


Financial Statements                                                          11
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 16
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     21
--------------------------------------------------------------------------------


Proxy Voting Policies and Procedures and Proxy Voting Record                  25
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        25
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               25
--------------------------------------------------------------------------------

Directors and Officers                                                        26

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges       -0.78%   1.56%  1.81%   3.70%
Excluding sales charges   2.29    4.70   2.43    4.01

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY SHORT TERM         CITIGROUP 1-3 YEAR        CITIGROUP 1-3 YEAR U.S.
                                                        BOND FUND                TREASURY INDEX           TREASURY AGENCY INDEX
                                                   -------------------         ------------------        -----------------------
4/30/97                                                    9700                       10000                       10000
                                                          10315                       10714                       10714
                                                          10830                       11350                       11351
                                                          11130                       11760                       11764
                                                          12189                       12894                       12915
                                                          12749                       13705                       13766
                                                          13381                       14446                       14547
                                                          13458                       14604                       14722
                                                          13520                       14778                       14914
                                                          13729                       15079                       15237
4/30/07                                                   14375                       15840                       16024

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          2.44%   5.02%  2.78%   4.31%

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY SHORT TERM         CITIGROUP 1-3 YEAR        CITIGROUP 1-3 YEAR U.S.
                                                        BOND FUND                TREASURY INDEX           TREASURY AGENCY INDEX
                                                   -------------------         ------------------        -----------------------
4/30/97                                                   10000                       10000                       10000
                                                          10659                       10714                       10714
                                                          11219                       11350                       11351
                                                          11558                       11760                       11764
                                                          12686                       12894                       12915
                                                          13299                       13705                       13766
                                                          13992                       14446                       14547
                                                          14108                       14604                       14722
                                                          14250                       14778                       14914
                                                          14523                       15079                       15237
4/30/07                                                   15251                       15840                       16024

                                                          SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------------------------------

Citigroup 1-3 Year U.S. Treasury Agency Index(1)          2.33%   5.17%  3.08%   4.83%
Citigroup 1-3 Year Treasury Index(2)                      2.28    5.04   2.94    4.71
Average Lipper short U.S. government fund(3)              2.10    4.75   2.64    4.34

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A shares (first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge and fees and expenses for Class A shares.
1. The Citigroup 1-3 Year U.S. Treasury Agency Index is an unmanaged index that consists of U.S. Treasury notes (minimum amount outstanding is $1 billion per issue) and agency securities (minimum amount outstanding is $200 million per issue) with maturities of one year or greater, but less than three years. Results assume reinvestment of all income and capital gains. The Citigroup 1-3 Year U.S. Treasury Agency Index is considered to be the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
2. The Citigroup 1-3 Year Treasury Index is an unmanaged index that consists of U.S. Treasury notes and bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SHORT TERM BOND FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2006, to April 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2006, to April 30, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                                                             VALUE (BASED
                                                      ENDING ACCOUNT                        ON HYPOTHETICAL
                                                       VALUE (BASED                          5% ANNUALIZED
                                      BEGINNING          ON ACTUAL          EXPENSES          RETURN AND          EXPENSES
                                       ACCOUNT          RETURNS AND           PAID              ACTUAL              PAID
                                        VALUE            EXPENSES)           DURING            EXPENSES)           DURING
SHARE CLASS                            11/1/06            4/30/07           PERIOD(1)           4/30/07           PERIOD(1)

CLASS A SHARES                        $1,000.00          $1,023.00            $4.51            $1,020.50            $4.51
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00          $1,024.50            $3.01            $1,022.00            $3.01
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.90% for Class A and 0.60% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

 6   MainStay Short Term Bond Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)


U.S. Government & Federal Agencies                                                93.0%
Short-Term Investments (collateral from securities lending                        28.0
  is 27.3%)
Mortgage-Backed Securities                                                         4.4
Corporate Bond                                                                     1.7
Asset-Backed Security                                                              0.4
Liabilities in Excess of Cash and Other Assets                                   (27.5)

See Portfolio of Investments on page 9 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note, 4.50%, due 2/15/09
 2.  United States Treasury Note, 3.375%, due 9/15/09
 3.  United States Treasury Note, 4.875%, due 5/31/08
 4.  United States Treasury Note, 3.875%, due 9/15/10
 5.  United States Treasury Note, 3.375%, due 2/15/08
 6. Federal National Mortgage Association, 4.00%, due 9/2/08
 7.  Federal Home Loan Mortgage Corp., 5.75%, due
     3/15/09
 8. Federal National Mortgage Association, 5.50%, due 1/18/12
 9. Federal National Mortgage Association, 6.625%, due 9/15/09
10.  Fannie Mae (Collateralized Mortgage Obligation),
     Series 2006-B1, Class AB, 6.00%, due 6/25/16

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Claude Athaide, Ph.D., CFA, and Gary Goodenough of MacKay Shields LLC

HOW DID MAINSTAY SHORT TERM BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2007?

Excluding all sales charges, MainStay Short Term Bond Fund returned 2.29% for Class A shares for the six months ended April 30, 2007. Over the same period, Class I shares returned 2.44%. Class I shares outperformed--and Class A shares underperformed--the 2.33% return of the Citigroup 1-3 Year U.S. Treasury Agency Index,(1) the Fund's broad-based securities-market index, for the six-month reporting period. Both share classes outperformed the 2.10% return of the average Lipper(1) short U.S. government fund for the six months ended April 30, 2007. See page 5 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Real gross domestic product (GDP) increased at a 2.5% seasonally adjusted annualized rate in the fourth quarter of 2006. According to preliminary estimates by the U.S. Commerce Department, real GDP grew by just 0.6% in the first quarter of 2007. The recession in the housing sector was a significant factor contributing to this level of GDP growth, the lowest percentage growth we've seen since the fourth quarter of 2002(3). Meanwhile, growth in personal consumption averaged almost 4.3% as the number of jobs increased by 160,000 per month during the last quarter of 2006 and the first quarter of 2007.

The Federal Open Market Committee (FOMC) met three times during the six months ended April 30, 2007, and it kept the targeted federal funds rate unchanged at 5.25% at each of the meetings. The statement released after the March FOMC meeting did not refer to further interest rate increases as had been the case in earlier statements, and investors interpreted the omission as a sign that the FOMC had moved from a tightening bias to a neutral bias. In testimony to Congress in late March, Federal Reserve Chairman Bernanke stated that the FOMC still had an inflation bias. As a result, investors' expectations of interest rate cuts in the near term receded.

The yield on the two-year Treasury note traded between 4.5% and 5% during the six-month reporting period, with an overall decline of 10 basis points from the end of October 2006 to the end of April 2007. (A basis point is one-hundredth of a percentage point.) News of increasing delinquencies among subprime loans contributed to a sharp drop in Treasury yields during the second half of February 2007. Declines in the equity markets in late February and early March caused a further drop in Treasury yields. As equity markets stabilized, however, Treasury yields climbed higher. At the end of April 2007, the yield on the two-year Treasury note stood at 4.58%.

WHAT WAS THE FUND'S DURATION AT THE END OF THE REPORTING PERIOD?

As of April 30, 2007, the duration of the Fund was 1.7 years, approximately the same level as the Citigroup 1-3 Year Treasury Agency Index.


The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation and interest-rate risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. See additional securities lending disclosure in the Notes to Financial Statements (Note 2).
1. See footnote on page 5 for more information on the Citigroup 1-3 Year U.S. Treasury Agency Index.
2. See footnote on page 5 for more information on Lipper Inc.
3. Source: U.S. Bureau of Economic Analysis.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 8   MainStay Short Term Bond Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2007 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (99.5%)+
ASSET-BACKED SECURITY (0.4%)
------------------------------------------------------------------------------
CONSUMER LOANS (0.4%)
Atlantic City Electric Transition Funding LLC
 Series 2002-1, Class A1
 2.89%, due 7/20/10                                 $   324,444   $    319,315
                                                                  ------------
Total Asset-Backed Security
 (Cost $324,970)                                                       319,315
                                                                  ------------
CORPORATE BOND (1.7%)
------------------------------------------------------------------------------
RETAIL (1.7%)
Wal-Mart Stores, Inc.
 3.375%, due 10/1/08                                  1,340,000      1,308,374
                                                                  ------------
Total Corporate Bond
 (Cost $1,308,811)                                                   1,308,374
                                                                  ------------
MORTGAGE-BACKED SECURITIES (4.4%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (4.4%)
Citigroup Commercial Mortgage Trust
 Series 2005-EMG, Class A1
 4.154%, due 9/20/51 (a)                                274,065        269,826
JP Morgan Chase Commercial Mortgage Securities
 Corp.
 Series 2004-CB9, Class A1
 3.475%, due 6/12/41 (b)                                959,450        935,988
LB-UBS Commercial Mortgage Trust
 Series 2004-C2, Class A2
 3.246%, due 3/15/29                                    470,000        454,496
 Series 2004-C7, Class A1
 3.625%, due 10/15/29                                   411,426        402,697
Merrill Lynch Mortgage Trust
 Series 2004-MKB1, Class A1
 3.563%, due 2/12/42                                    766,500        751,794
Wachovia Bank Commercial Mortgage Trust
 Series 2004-C14, Class A1
 3.477%, due 8/15/41                                    590,648        577,864
                                                                  ------------
Total Mortgage-Backed Securities
 (Cost $3,458,078)                                                   3,392,665
                                                                  ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (93.0%)
------------------------------------------------------------------------------
FANNIE MAE
 (COLLATERALIZED MORTGAGE OBLIGATION) (2.6%)
V    Series 2006-B1, Class AB
 6.00%, due 6/25/16                                   2,004,702      2,023,871
                                                                  ------------

FANNIE MAE GRANTOR TRUST
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.4%)
 Series 1998-M6, Class A2
 6.32%, due 8/15/08 (c)                                 335,063        337,434
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL HOME LOAN MORTGAGE CORP. (8.6%)
 4.00%, due 8/17/07                                 $ 1,830,000   $  1,823,619
V    5.75%, due 3/15/09                               4,685,000      4,757,416
                                                                  ------------
                                                                     6,581,035
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (17.9%)
 3.15%, due 5/28/08                                     330,000        323,461
V    4.00%, due 9/2/08                                6,480,000      6,398,546
V    5.50%, due 1/18/12                               4,075,000      4,076,642
V    6.625%, due 9/15/09                              2,845,000      2,958,945
                                                                  ------------
                                                                    13,757,594
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITY) (0.7%)
 4.50%, due 11/1/18                                     577,112        560,264
                                                                  ------------

FREDDIE MAC
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (4.8%)
 Series 2632, Class NH
 3.50%, due 6/15/13                                   1,751,673      1,678,330
 Series 2982, Class LC
 4.50%, due 1/15/25                                   2,016,342      1,993,767
                                                                  ------------
                                                                     3,672,097
                                                                  ------------
FREDDIE MAC REFERENCE REMIC
 (COLLATERALIZED MORTGAGE OBLIGATION) (1.9%)
 Series R001, Class AE
 4.375%, due 4/15/15                                  1,477,348      1,448,465
                                                                  ------------

UNITED STATES TREASURY NOTES (56.1%)
V    3.375%, due 2/15/08 (d)                          6,820,000      6,734,484
V    3.375%, due 9/15/09                              9,065,000      8,825,983
V    3.875%, due 9/15/10 (d)                          7,750,000      7,600,146
V    4.50%, due 2/15/09 (d)                          12,310,000     12,274,412
V    4.875%, due 5/31/08 (d)                          7,815,000      7,813,781
                                                                  ------------
                                                                    43,248,806
                                                                  ------------
Total U.S. Government & Federal Agencies
 (Cost $71,590,668)                                                 71,629,566
                                                                  ------------
Total Long-Term Bonds
 (Cost $76,682,527)                                                 76,649,920
                                                                  ------------

SHORT-TERM INVESTMENTS (28.0%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (7.7%)
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.273%, due 5/23/07 (e)                                958,084        958,084
Compass Securitization
 5.292%, due 5/23/07 (e)                                319,362        319,362
 5.294%, due 5/31/07 (e)                                319,362        319,362

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com    9

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Den Danske Bank
 5.276%, due 5/15/07 (e)                            $   958,084   $    958,084
Deutsche Bank Financial LLC
 5.30%, due 5/1/07                                      520,000        520,000
Jupiter Securitization Corp.
 5.281%, due 5/22/07 (e)                                287,425        287,425
 5.289%, due 5/4/07 (e)                                 638,723        638,723
Kitty Hawk Funding Corp.
 5.292%, due 5/15/07 (e)                                319,362        319,362
Old Line Funding LLC
 5.293%, due 5/16/07 (e)                                319,362        319,362
Park Avenue Receivables Corp.
 5.268%, due 5/1/07 (e)                                 319,361        319,361
Ranger Funding
 5.293%, due 5/22/07 (e)                                638,723        638,723
Yorktown Capital LLC
 5.282%, due 5/31/07 (e)                                319,362        319,362
                                                                  ------------
Total Commercial Paper
 (Cost $5,917,210)                                                   5,917,210
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (3.7%)
------------------------------------------------------------------------------
BGI Institutional Money Market Fund (e)               2,804,637      2,804,637
                                                                  ------------
Total Investment Company
 (Cost $2,804,637)                                                   2,804,637
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.8%)
------------------------------------------------------------------------------
Morgan Stanley & Co.
 5.42%, dated 4/30/07
 due 5/1/07
 Proceeds at Maturity $638,819
 (Collateralized by various Corporate
 Bonds and a U.S. Treasury Note,
 with rates between 0.00%-8.38% and
 maturity dates between 8/1/07--2/15/99,
 with a Principal Amount of
 $1,012,954 and a Market Value
 of $667,481) (e)                                   $   638,723        638,723
                                                                  ------------
Total Repurchase Agreement
 (Cost $638,723)                                                       638,723
                                                                  ------------
TIME DEPOSITS (15.8%)
Abbey National PLC
 5.30%, due 5/7/07 (e)                                  638,723        638,723
Bank of America Corp.
 5.27%, due 5/18/07 (b)(e)                              638,723        638,723

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Bank of Nova Scotia
 5.28%, due 5/17/07 (e)                             $   638,723   $    638,723
Calyon
 5.31%, due 5/1/07 (e)                                3,193,615      3,193,615
Deutsche Bank AG
 5.28%, due 5/15/07 (e)                                 958,084        958,084
KBC Bank N.V.
 5.28%, due 6/5/07 (e)                                  702,595        702,595
Rabobank Nederland
 5.265%, due 5/3/07 (e)                                 638,723        638,723
Royal Bank of Scotland
 5.285%, due 5/8/07 (e)                                 638,723        638,723
Skandinaviska Enskilda Banken AB
 5.29%, due 5/31/07 (e)                                 638,723        638,723
Societe Generale North America, Inc.
 5.29%, due 6/15/07 (e)                                 638,723        638,723
Toronto Dominion Bank
 5.28%, due 5/11/07 (e)                               2,554,892      2,554,892
UBS AG
 5.27%, due 5/4/07 (e)                                  319,362        319,362
                                                                  ------------
Total Time Deposits
 (Cost $12,199,609)                                                 12,199,609
                                                                  ------------
Total Short-Term Investments
 (Cost $21,560,179)                                                 21,560,179
                                                                  ------------
Total Investments
 (Cost $98,242,706) (f)                                   127.5%    98,210,099(g)
Liabilities in Excess of Cash and Other Assets            (27.5)   (21,157,793)
                                                    -----------   ------------
Net Assets                                                100.0%  $ 77,052,306
                                                    ===========   ============

(a) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)  Floating rate. Rate shown is the rate in effect at April 30, 2007.
(c)  ACES--Alternative Credit Enhancement Structure.
(d)  Represents a security, or a portion thereof, which is out on loan.
(e) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f) The cost stated also represents the aggregate cost for federal income tax purposes.
(g) At April 30, 2007, net unrealized depreciation was $32,607 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $195,332 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $227,939.

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $98,242,706) including $20,594,945 market
  value of securities loaned                     $98,210,099
Cash                                                   7,659
Receivables:
  Dividends and interest                             631,862
  Fund shares sold                                   170,108
Other assets                                          16,798
                                                 ------------
    Total assets                                  99,036,526
                                                 ------------
LIABILITIES:
Securities lending collateral                     21,040,179
Payables:
  Fund shares redeemed                               667,723
  Manager (See Note 3)                                27,731
  Professional fees                                   20,829
  Transfer agent (See Note 3)                         15,659
  Shareholder communication                            7,893
  Custodian                                            3,396
  NYLIFE Distributors (See Note 3)                     1,117
  Directors                                              686
Accrued expenses                                       5,113
Dividend payable                                     193,894
                                                 ------------
    Total liabilities                             21,984,220
                                                 ------------
Net assets                                       $77,052,306
                                                 ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized:
  Class A                                        $       543
  Class I                                              7,929
Additional paid-in capital                        80,978,889
Accumulated distributions in excess of net
  investment income                                 (171,431)
Accumulated net realized loss on investments      (3,731,017)
Net unrealized depreciation on investments           (32,607)
                                                 ------------
Net assets                                       $77,052,306
                                                 ============
CLASS A
Net assets applicable to outstanding shares      $ 4,935,169
                                                 ============
Shares of capital stock outstanding                  542,621
                                                 ============
Net asset value per share outstanding            $      9.10
Maximum sales charge (3.00% of offering price)          0.28
                                                 ------------
Maximum offering price per share outstanding     $      9.38
                                                 ============
CLASS I
Net assets applicable to outstanding shares      $72,117,137
                                                 ============
Shares of capital stock outstanding                7,929,497
                                                 ============
Net asset value and offering price per share
  outstanding                                    $      9.09
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                        $1,825,018
  Income from securities loaned--net                  14,167
                                                  -----------
    Total income                                   1,839,185
                                                  -----------
EXPENSES:
  Manager (See Note 3)                               233,002
  Professional fees                                   20,004
  Transfer agent--Class A (See Note 3)                13,674
  Transfer agent--Class I (See Note 3)                 5,253
  Registration                                        14,801
  Distribution/Service--Class A (See Note 3)           6,378
  Custodian                                            6,157
  Shareholder communication                            5,220
  Directors                                            1,797
  Miscellaneous                                        5,382
                                                  -----------
    Total expenses before waiver                     311,668
  Expense waiver from Manager (See Note 3)           (71,012)
                                                  -----------
    Net expenses                                     240,656
                                                  -----------
Net investment income                              1,598,529
                                                  -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                      88,527
Net change in unrealized depreciation on
  investments                                        154,819
                                                  -----------
Net realized and unrealized gain on investments      243,346
                                                  -----------
Net increase in net assets resulting from
  operations                                      $1,841,875
                                                  ===========

 12   MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED AND THE YEAR ENDED OCTOBER 30, 2006

                                              2007           2006
DECREASE IN NET ASSETS:
Operations:
 Net investment income                 $ 1,598,529   $  3,090,713
 Net realized gain (loss) on
  investments                               88,527       (781,246)
 Net change in unrealized
  depreciation on investments              154,819        834,362
                                       --------------------------
 Net increase in net assets resulting
  from operations                        1,841,875      3,143,829
                                       --------------------------

Dividends to shareholders:
 From net investment income:
   Class A                                (104,048)      (157,577)
   Class I                              (1,602,402)    (2,922,802)
                                       --------------------------
 Total dividends to shareholders        (1,706,450)    (3,080,379)
                                       --------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                               1,445,270      1,503,332
   Class I                               3,452,865     10,312,958
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                                  90,151        133,174
   Class I                                 517,025      1,086,323
                                       --------------------------
                                         5,505,311     13,035,787

Cost of shares redeemed:
   Class A                              (1,459,660)    (2,884,793)
   Class I                              (6,199,569)   (23,395,865)
                                       --------------------------
                                        (7,659,229)   (26,280,658)
                                       --------------------------
   Decrease in net assets derived
    from capital share transactions     (2,153,918)   (13,244,871)
                                       --------------------------
   Net decrease in net assets           (2,018,493)   (13,181,421)

NET ASSETS:
Beginning of period                     79,070,799     92,252,220
                                       --------------------------
End of period                          $77,052,306   $ 79,070,799
                                       ==========================
Accumulated distributions in excess
 of net investment income at end of
 period                                $  (171,431)  $    (63,510)
                                       ==========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                          CLASS A
                                                  -------------------------------------------------------
                                                                                              JANUARY 2,
                                                  SIX MONTHS                                     2004*
                                                    ENDED                                       THROUGH
                                                  APRIL 30,       YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                    2007**          2006          2005           2004
Net asset value at beginning of period              $ 9.08         $ 9.06        $ 9.24         $ 9.32
                                                  ----------      --------      --------      -----------
Net investment income                                 0.18           0.30          0.20           0.06
Net realized and unrealized gain (loss) on
  investments                                         0.03           0.02         (0.19)         (0.01)
                                                  ----------      --------      --------      -----------
Total from investment operations                      0.21           0.32          0.01           0.05
                                                  ----------      --------      --------      -----------
Less dividends and distributions:
  From net investment income                         (0.19)         (0.30)        (0.19)         (0.12)
  Return of capital                                     --             --            --          (0.01)
                                                  ----------      --------      --------      -----------
Total dividends and distributions                    (0.19)         (0.30)        (0.19)         (0.13)
                                                  ----------      --------      --------      -----------
Net asset value at end of period                    $ 9.10         $ 9.08        $ 9.06         $ 9.24
                                                  ==========      ========      ========      ===========
Total investment return (b)                           2.29%(c)       3.55%         0.09%          0.57%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income                               3.84%+         3.33%         2.16%          1.43%+
  Net expenses                                        0.90%+         0.90%         1.07%          1.00%+
  Expenses (before waiver)                            1.52%+         1.61%         1.36%          1.18%+
Portfolio turnover rate                                 35%            95%(e)       151%           151%
Net assets at end of period (in 000's)              $4,935         $4,850        $6,085         $5,192

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  The portfolio turnover rate not including mortgage dollar rolls is 93% for the year ended
     October 31, 2006.

 14   MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                    CLASS I
-------------------------------------------------------------------------------
    SIX MONTHS
      ENDED
    APRIL 30,                         YEAR ENDED OCTOBER 31,
      2007**         2006         2005         2004         2003         2002
     $  9.08        $  9.07      $  9.26      $  9.31      $  9.34      $  9.57
    ----------      -------      -------      -------      -------      -------
        0.19           0.33         0.24         0.17         0.19         0.29 (a)
        0.02           0.01        (0.19)       (0.03)       (0.01)        0.00 (d)
    ----------      -------      -------      -------      -------      -------
        0.21           0.34         0.05         0.14         0.18         0.29
    ----------      -------      -------      -------      -------      -------
       (0.20)         (0.33)       (0.24)       (0.18)       (0.21)       (0.52)
          --             --           --        (0.01)          --           --
    ----------      -------      -------      -------      -------      -------
       (0.20)         (0.33)       (0.24)       (0.19)       (0.21)       (0.52)
    ----------      -------      -------      -------      -------      -------
     $  9.09        $  9.08      $  9.07      $  9.26      $  9.31      $  9.34
    ==========      =======      =======      =======      =======      =======
        2.44%(c)       3.83%        0.59%        1.50%        1.94%        3.21%
        4.14%+         3.63%        2.63%        1.83%        2.02%        3.13%
        0.60%+         0.60%        0.60%        0.60%        0.60%        0.60%
        0.75%+         0.76%        0.77%        0.78%        0.98%        0.96%
          35%            95%(e)      151%         151%         173%         228%
     $72,117        $74,221      $86,167      $95,402      $35,532      $37,201

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Short Term Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers two classes of shares. Class I shares commenced on January 2, 1991 and Class A shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are not subject to sales charge. The two classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2007, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and includes gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net

 16   MainStay Short Term Bond Fund
assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
18) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets & liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 19.)

(J) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

                                                    www.mainstayfunds.com     17

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.60% of the average daily net assets of the Fund.

The Manager has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 0.90%; and Class I, 0.60%. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.60% of the Fund's average daily net assets for its Class I shares. The Manager also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. In addition, the Manager also had an agreement in place under which it had agreed to reimburse the transfer agency fees of the Class A shares of the Fund so that total ordinary operating expenses did not exceed 0.90% of the average daily net assets for Class A shares. For the six months ended April 30, 2007, the Manager earned fees from the Fund in the amount of $233,002 and waived its fees in the amount of $62,910. For the period November 1, 2006 through February 28, 2007, the Manager reimbursed the transfer agency fees of Class A shares of the Fund in the amount of $8,102.

As of April 30, 2007, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

        OCTOBER 31,
 2008*      2009      2010      TOTAL
$83,648   $161,173   $71,012   $315,833
---------------------------------------

*The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays the Subadvisor a monthly fee at an annual rate of 0.15% of the average daily net assets of the Fund.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $2,127 for the six months ended April 30, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A shares of $6, for the six months ended April 30, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2007, amounted to $18,927.

(E) INDEPENDENT DIRECTORS FEES. For the six months ended April 30, 2007, Independent Directors were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board Meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Directors receives an

 18   MainStay Short Term Bond Fund
additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and other registered investment companies managed by NYLIM that are served by the Directors.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) CAPITAL. At April 30, 2007, New York Life and its affiliates held beneficially, shares of the Fund with the following values and percentages of net assets as follows:

Class A                                $     1,050     0.0*%
--------------------------------------------------------------
Class I                                 61,412,109    85.2
--------------------------------------------------------------

* Less than one-tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2007, these fees, which are included in Professional fees shown on the Statement of Operations, were $1,895.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2006, for federal income tax purposes, capital loss carryforwards of $3,819,544 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS           CAPITAL LOSS
        AVAILABLE THROUGH       AMOUNTS (000'S)
               2007                 $   572
               2008                     758
               2009                     159
               2010                      35
               2011                      --(a)
               2012                     297
               2013                   1,183
               2014                     816
       -------------------------------------------
                                    $ 3,820
       -------------------------------------------

(a) Less than one thousand.

The Fund had $63,145 of capital loss carryforwards that expired.

NOTE 5--FUND SECURITIES LOANED:

As of April 30, 2007, the Fund had securities on loan with an aggregate market value of $20,594,945. The Fund received $21,040,179 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost, which approximates market value.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2007, purchases and sales of U.S. Government securities were $30,802 and $25,248, respectively. Purchase and sale of securities, other than U.S. Government securities and short-term securities, were $1,308 and $908, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                            SIX MONTHS ENDED
                                            APRIL 30, 2007*
                                          CLASS A      CLASS I

Shares sold                                 159          380
--------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                  10           57
--------------------------------------------------------------
                                            169          437
Shares redeemed                            (160)        (682)
--------------------------------------------------------------
Net increase (decrease)                       9         (245)
--------------------------------------------------------------

                                                    www.mainstayfunds.com     19

                                               YEAR ENDED
                                            OCTOBER 31, 2006
                                          CLASS A      CLASS I
Shares sold                                 166         1,138
--------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                  15           120
--------------------------------------------------------------
                                            181         1,258
Shares redeemed                            (319)       (2,586)
--------------------------------------------------------------
Net decrease                               (138)       (1,328)
--------------------------------------------------------------

* Unaudited.

NOTE 10--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds Inc.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that the tax positions will be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until June 30, 2007. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 20   MainStay Short Term Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its March 29-30, 2007 meeting, the Board of Directors (the "Board") of the Short Term Bond Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the renewal of the Fund's Management and Subadvisory Agreements (the "Agreements") for one additional year.

In reaching its decision to renew the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2006 and March 2007. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. These reports were developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and sub-advisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to renew the Agreements for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadvisor to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreements was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract renewal process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A discussion of the factors that figured prominently in the Board's decision to renew the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the renewal of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder ser-

                                                    www.mainstayfunds.com     21
vices, which has been recognized by independent third-parties on numerous occasions. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadvisor to the Fund, noting that MacKay Shields advises other mutual funds, and serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund, including new senior executive leadership at MacKay Shields. The Board further considered MacKay Shields' track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio manager, the number of accounts managed by the portfolio manager and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE SHORT TERM BOND FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

The Board acknowledged the Fund's lower investment performance relative to peer funds, noting representations from MacKay Shields that the Fund follows a more conservative investment strategy than peer funds. The Board noted NYLIM's commitment to consider plans to remediate the Fund's investment performance, which is expected to be presented to the Board later in the year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that NYLIM and MacKay Shields are taking appropriate and reasonable actions to address the Board's concerns about investment performance. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position

 22   MainStay Short Term Bond Fund
is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fees paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees

                                                    www.mainstayfunds.com     23
charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the renewal of the Agreements for one additional year.

 24   MainStay Short Term Bond Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE
Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

SHORT TERM                          VOTES
BOND FUND            VOTES FOR     WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley    5,892,322.045      0           0         5,892,322.045
-------------------------------------------------------------------------
Alan R. Latshaw    5,892,322.045      0           0         5,892,322.045
-------------------------------------------------------------------------
Peter Meenan       5,892,322.045      0           0         5,892,322.045
-------------------------------------------------------------------------
Richard H.
 Nolan, Jr.        5,892,322.045      0           0         5,892,322.045
-------------------------------------------------------------------------
Richard S.
 Trutanic          5,892,322.045      0           0         5,892,322.045
-------------------------------------------------------------------------
Roman L. Weil      5,892,322.045      0           0         5,892,322.045
-------------------------------------------------------------------------
John A. Weisser    5,892,322.045      0           0         5,892,322.045
-------------------------------------------------------------------------
Brian A. Murdock   5,892,322.045      0           0         5,892,322.045
-------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                    www.mainstayfunds.com     25

DIRECTORS AND OFFICERS

The Directors oversee the Fund, the Manager and the Subadvisor. Pursuant to notice, a Special Meeting of Shareholders of Eclipse Funds Inc. (the "Fund") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The Directors listed below were elected to serve the Fund effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                     NUMBER OF FUNDS
                          POSITION(S) HELD                                    IN FUND COMPLEX
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite;        Member of the Board of Managers        65         Trustee, Eclipse Funds since
        3/14/56           Director since     and President (since 2004) and                    June 2007 (3 funds); Director,
                          June 2007 and      Chief Executive Officer (since                    MainStay VP Series Fund, Inc.,
                          Chief Executive    2006), New York Life Investment                   since 2006 (25 portfolios);
                          Officer since      Management LLC and New York                       Director, ICAP Funds, Inc.,
                          2006               Life Investment Management                        since 2006 (3 funds); Trustee,
                                             Holdings LLC; Senior Vice                         The MainStay Funds since 2006
                                             President, New York Life                          (19 funds).
                                             Insurance Company (since 2004);
                                             Chairman of the Board and
                                             President, NYLIFE Distributors
                                             LLC and NYLCAP Manager LLC
                                             (since 2004) and Institutional
                                             Capital LLC (since 2006); Chief
                                             Executive Officer, Eclipse
                                             Funds (since 2006); Chairman
                                             (2006 to 2007) and Trustee and
                                             Chief Executive Officer (since
                                             2006), The MainStay Funds;
                                             Chairman (2006 to 2007) and
                                             Director and Chief Executive
                                             Officer (since 2006), MainStay
                                             VP Series Fund, Inc.; Director
                                             and Chief Executive Officer,
                                             ICAP Funds, Inc. (since 2006);
                                             Chief Investment Officer, MLIM
                                             Europe and Asia (2001 to 2003);
                                             President of Merrill Japan and
                                             Chairman of MLIM's Pacific
                                             Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* Director considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 26   MainStay Short Term Bond Fund

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND                PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          65         Chairman since 2005 and Trustee
        8/12/51           Chairman since     Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          2005 and Director                                                    funds); Chairman and Director,
                          since 1990                                                           ICAP Funds, Inc., since 2006 (3
                                                                                               funds); Chairman and Trustee,
                                                                                               The MainStay Funds, since June
                                                                                               2007 (19 funds); Chairman and
                                                                                               Director, MainStay VP Series
                                                                                               Fund, Inc., since June 2007 (25
                                                                                               portfolios); Trustee, Legg
                                                                                               Mason Partners Funds, Inc.,
                                                                                               since 1991 (30 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        65         Trustee, Eclipse Funds since
        3/27/51           Director and       LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Audit Committee    Arthur Andersen LLP (1976 to                      ICAP Funds, Inc., since June
                          Financial Expert   2002); Consultant to the                          2007 (3 funds); Trustee, The
                          since June 2007    MainStay Funds Audit and                          MainStay Funds since 2006 (19
                                             Compliance Committee (2004                        funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (25 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9
                                                                                               portfolios); Trustee, Utopia
                                                                                               Funds since 2005 (4
                                                                                               portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Retired                                65         Trustee, Eclipse Funds since
        12/5/41           Director since                                                       2002 (3 funds); Director, ICAP
                          2002                                                                 Funds, Inc., since June 2007 (3
                                                                                               funds); Trustee, The MainStay
                                                                                               Funds since June 2007 (19
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         65         Trustee, Eclipse Funds since
        NOLAN, JR.        Director since     Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        ICAP Funds, Inc., since June
                                             Management (1994 to 2004)                         2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               2006 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        65         Trustee, Eclipse Funds since
        TRUTANIC          Director since     Executive Office (1990 to                         June 2007 (3 funds); Director,
        2/13/52           June 2007          1999), Somerset Group                             ICAP Funds, Inc., since June
                                             (financial advisory firm);                        2007 (3 funds); Trustee, The
                                             Managing Director and Advisor,                    MainStay Funds since 1994 (19
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002                            Series Fund, Inc., since June
                                             to 2004); Senior Managing                         2007 (25 portfolios).
                                             Director and Partner, Groupe
                                             Arnault S.A. (private
                                             investment firm) (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     27

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND                PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             65         Trustee, Eclipse Funds since
        5/22/40           Director and       Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Audit Committee    Business, University of                           ICAP Funds, Inc., since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (3 funds); Trustee, The
                          since June 2007    Weil Associates, Inc.                             MainStay Funds since June 2007
                                             (consulting firm)                                 (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1994 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          65         Trustee, Eclipse Funds since
        10/22/41          Director since     Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             ICAP Funds, Inc., since June
                                                                                               2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1997 (25 portfolios); Trustee,
                                                                                               Direxion Funds (57 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007.
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Fund effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Fund effective June 7, 2007:

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Indefinite; Chief  Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Legal Officer      York Life Investment Management LLC (including predecessor
        10/19/46          since 2004         advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2005), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2002); Secretary,
                                             NYLIM Service Company LLC, NYLCAP Manager LLC, Madison
                                             Capital Funding LLC and Institutional Capital LLC (since
                                             2006); Chief Legal Officer, Eclipse Funds, The MainStay
                                             Funds and MainStay VP Series Fund, Inc. (since 2004),
                                             McMorgan Funds (since 2005) and ICAP Funds, Inc. (since
                                             2006); Managing Director and Senior Counsel, Lehman Brothers
                                             Inc. (1998 to 1999); General Counsel and Managing Director,
                                             JP Morgan Investment Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK BENINTENDE   Indefinite;        Managing Director, New York Life Investment Management LLC
        5/12/64           Treasurer and      (since June 2007); Treasurer and Principal Financial and
                          Principal          Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Financial and      MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          Accounting         2007); Vice President, Prudential Investments (2000 to
                          Officer since      2007); Assistant Treasurer, JennisonDryden Family of Funds,
                          June 2007          Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        Indefinite;        Senior Managing Director and Chief Marketing Officer, New
        FISHER            President since    York Life Investment Management LLC (since 2005); Managing
        2/22/59           March 2007         Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds, The
                                             MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Indefinite; Vice   Director, New York Life Investment Management LLC (including
        HARRINGTON        President--        predecessor advisory organizations) (since 2000); Executive
        2/8/59            Administration     Vice President, New York Life Trust Company and New York
                          since 2005         Life Trust Company, FSB (since 2006); Vice
                                             President--Administration, Eclipse Funds, MainStay VP Series
                                             Fund, Inc., and The MainStay Funds (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 28   MainStay Short Term Bond Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Indefinite;        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Senior Vice        2006) and Managing Director and Chief Compliance Officer
        12/16/65          President and      (2003 to 2006), New York Life Investment Management LLC and
                          Chief Compliance   New York Life Investment Management Holdings LLC; Senior
                          Officer since      Managing Director, Compliance (since 2006) and Managing
                          2006               Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                             Vice President and Chief Compliance Officer, Eclipse Funds,
                                             The MainStay Funds and MainStay VP Series Fund, Inc. (since
                                             2006), and ICAP Funds, Inc. (since 2006); Vice
                                             President--Compliance, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (2004 to 2006); Deputy Chief
                                             Compliance Officer, New York Life Investment Management LLC
                                             (2002 to 2003); Vice President and Compliance Officer,
                                             Goldman Sachs Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Indefinite;        Managing Director and Associate General Counsel, New York
        MORRISON          Secretary since    Life Investment Management LLC (since 2004); Managing
        3/26/56           2004               Director and Secretary, NYLIFE Distributors LLC (since
                                             2004); Secretary, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Fund effective June 7, 2007.

Christopher O. Blunt resigned as President of the Fund effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Fund effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Fund effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Fund effective March 19, 2007.

                                                    www.mainstayfunds.com     29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund(1)
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(2)
MainStay Growth Equity Fund(3)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Class B shares closed to new investors, except for certain retirement savings and other automatic purchase plans, effective May 21, 2007.
2. Closed to new investors and new purchases as of January 1, 2002.
3. Offered only to residents of Connecticut, Maryland, New Jersey and New York.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com

                                                              Eclipse Funds Inc.
(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO10760         (RECYCLE LOGO)                     MS155-07   MSSB10-04/07
                                                                              B5

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    BALANCED FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2007

MESSAGE FROM
THE PRESIDENT

At MainStay, we take special pride in providing investors with single-point access to the expertise of six diverse institutional boutique investment firms. Each mutual fund we offer is advised or subadvised by one or more institutional money managers, each of which has the autonomy to focus on its own unique investment style. By preserving the integrity of these boutiques, in both process and culture, we believe that we are helping to achieve greater consistency of returns for our shareholders.

New York Life Investment Management uses these boutiques to power its MainStay Funds, which seek to achieve investment excellence for our shareholders and maintain a disciplined, long-term perspective.

Equity investors were generally rewarded for holding their ground during the turbulent six months ended April 30, 2007. In late February and early March 2007, a correction in the Chinese stock market took a toll on stocks around the world. Fortunately, positive earnings reports led to a substantial rebound, and U.S. stocks in general recorded gains across every sector for the six-month reporting period. While past performance is no guarantee of future results, international stocks as a whole were even stronger, providing solid double-digit returns.

According to Russell data for U.S. equity markets, mid-cap companies generally outperformed small-and large-capitalization companies, and value stocks outperformed growth stocks among mid- and large-cap issuers.

During the six months ended April 30, 2007, the Federal Open Market Committee
(FOMC) maintained the federal funds target rate at a steady 5.25%, hoping that earlier rate hikes would be sufficient to keep inflation in check. The yield curve remained inverted throughout the reporting period, with Treasury bills yielding more than 10-year Treasury bonds. Although an inverted yield curve is sometimes associated with a heightened risk of recession, the FOMC continued to focus on the potential for moderate economic expansion.

Shorter-term interest rates declined slightly during the reporting period and longer-term interest rates rose. While rising interest rates hurt bond prices, most broad domestic bond-market indices provided modest but positive total returns.

Early in 2007, several subprime mortgage lenders faced higher-than-anticipated delinquencies and defaults, raising concerns about underwriting practices. Several lenders filed for bankruptcy protection, and others saw their stock prices decline. Fortunately, we believe that there is little evidence that the difficulties will undermine fixed-income markets in general.

As always, we appreciate your decision to make MainStay Funds part of your overall investment strategy. We look forward to serving your financial interests and growing together for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                            MAINSTAY
                            BALANCED FUND

                            MainStay Funds

                            Semiannual Report

                            Unaudited

                            April 30, 2007

TABLE OF CONTENTS


Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------


Portfolio Management Discussion and Analysis                                  10
--------------------------------------------------------------------------------


Portfolio of Investments                                                      12
--------------------------------------------------------------------------------


Financial Statements                                                          20
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 26
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     32
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  35
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        35
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               35
--------------------------------------------------------------------------------

Trustees and Officers                                                         36

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        1.21%    4.51%  7.93%   8.71%
Excluding sales charges   7.10    10.59   9.16    9.32

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY         RUSSELL MIDCAP         BALANCED         ML CORP GOVT 1-     RUSSELL MIDCAP
                                  BALANCED FUND        VALUE INDEX          COMPOSITE              10                 INDEX
                                  -------------      --------------         ---------        ---------------     --------------
4/30/97                                9450               10000               10000               10000               10000
                                      12329               14096               12745               10895               14098
                                      12654               14363               13291               11596               14935
                                      11689               13718               13050               11781               17326
                                      13615               16407               15234               13196               17375
                                      14868               17788               16495               14140               17253
                                      14357               15388               15830               15638               14814
                                      17159               20763               19143               15955               20066
                                      18667               24979               21696               16466               23001
                                      20836               31160               24904               16631               29077
4/30/07                               23042               37285               28472               17734               33509

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        1.69%    4.72%  8.07%   8.52%
Excluding sales charges   6.69     9.72   8.36    8.52

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY         RUSSELL MIDCAP         BALANCED         ML CORP GOVT 1-     RUSSELL MIDCAP
                                  BALANCED FUND        VALUE INDEX          COMPOSITE              10                 INDEX
                                  -------------      --------------         ---------        ---------------     --------------
4/30/97                               10000               10000               10000               10000               10000
                                      12951               14096               12745               10895               14098
                                      13202               14363               13291               11596               14935
                                      12097               13718               13050               11781               17326
                                      13989               16407               15234               13196               17375
                                      15164               17788               16495               14140               17253
                                      14536               15388               15830               15638               14814
                                      17251               20763               19143               15955               20066
                                      18630               24979               21696               16466               23001
                                      20647               31160               24904               16631               29077
4/30/07                               22653               37285               28472               17734               33509

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        5.69%    8.72%  8.35%   8.52%
Excluding sales charges   6.69     9.72   8.35    8.52

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY         RUSSELL MIDCAP         BALANCED         ML CORP GOVT 1-     RUSSELL MIDCAP
                                  BALANCED FUND        VALUE INDEX          COMPOSITE              10                 INDEX
                                  -------------      --------------         ---------        ---------------     --------------
4/30/97                               10000               10000               10000               10000               10000
                                      12955               14096               12745               10895               14098
                                      13206               14363               13291               11596               14935
                                      12105               13718               13050               11781               17326
                                      13994               16407               15234               13196               17375
                                      15171               17788               16495               14140               17253
                                      14542               15388               15830               15638               14814
                                      17262               20763               19143               15955               20066
                                      18634               24979               21696               16466               23001
                                      20653               31160               24904               16631               29077
4/30/07                               22660               37285               28472               17734               33509

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          7.32%   11.07%  9.57%   9.66%

(PERFORMANCE GRAPH)

                                    MAINSTAY         RUSSELL MIDCAP         BALANCED         ML CORP GOVT 1-     RUSSELL MIDCAP
                                  BALANCED FUND        VALUE INDEX          COMPOSITE              10                 INDEX
                                  -------------      --------------         ---------        ---------------     --------------
4/30/97                               10000               10000               10000               10000               10000
                                      13078               14096               12745               10895               14098
                                      13458               14363               13291               11596               14935
                                      12458               13718               13050               11781               17326
                                      14548               16407               15234               13196               17375
                                      15925               17788               16495               14140               17253
                                      15419               15388               15830               15638               14814
                                      18475               20763               19143               15955               20066
                                      20188               24979               21696               16466               23001
                                      22639               31160               24904               16631               29077
4/30/07                               25146               37285               28472               17734               33509

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          7.27%   10.93%  9.45%   9.54%

(PERFORMANCE GRAPH)

                                    MAINSTAY         RUSSELL MIDCAP         BALANCED         ML CORP GOVT 1-     RUSSELL MIDCAP
                                  BALANCED FUND        VALUE INDEX          COMPOSITE              10                 INDEX
                                  -------------      --------------         ---------        ---------------     --------------
4/30/97                               10000               10000               10000               10000               10000
                                      13064               14096               12745               10895               14098
                                      13430               14363               13291               11596               14935
                                      12419               13718               13050               11781               17326
                                      14488               16407               15234               13196               17375
                                      15843               17788               16495               14140               17253
                                      15323               15388               15830               15638               14814
                                      18336               20763               19143               15955               20066
                                      20010               24979               21696               16466               23001
                                      22428               31160               24904               16631               29077
4/30/07                               24879               37285               28472               17734               33509

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          7.15%   10.67%  9.17%   9.27%

(PERFORMANCE GRAPH)

                                    MAINSTAY         RUSSELL MIDCAP         BALANCED         ML CORP GOVT 1-     RUSSELL MIDCAP
                                  BALANCED FUND        VALUE INDEX          COMPOSITE              10                 INDEX
                                  -------------      --------------         ---------        ---------------     --------------
4/30/97                               10000               10000               10000               10000               10000
                                      13034               14096               12745               10895               14098
                                      13364               14363               13291               11596               14935
                                      12331               13718               13050               11781               17326
                                      14350               16407               15234               13196               17375
                                      15655               17788               16495               14140               17253
                                      15102               15388               15830               15638               14814
                                      18034               20763               19143               15955               20066
                                      19620               24979               21696               16466               23001
                                      21932               31160               24904               16631               29077
4/30/07                               24272               37285               28472               17734               33509

have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of .25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50% and are available in certain individual retirement accounts or in certain retirement plans.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (5/1/89) through 12/31/03, performance for Class A, B, R1 and R2 shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, R1 and R2 shares. Prior to 4/28/06, the performance for Class R3 shares

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay Balanced Fund

CLASS R3 SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          6.98%   10.38%  8.90%   9.00%

(PERFORMANCE GRAPH)

                                    MAINSTAY         RUSSELL MIDCAP         BALANCED         ML CORP GOVT 1-     RUSSELL MIDCAP
                                  BALANCED FUND        VALUE INDEX          COMPOSITE              10                 INDEX
                                  -------------      --------------         ---------        ---------------     --------------
4/30/97                               10000               10000               10000               10000               10000
                                      13000               14096               12745               10895               14098
                                      13297               14363               13291               11596               14935
                                      12236               13718               13050               11781               17326
                                      14203               16407               15234               13196               17375
                                      15455               17788               16495               14140               17253
                                      14873               15388               15830               15638               14814
                                      17714               20763               19143               15955               20066
                                      19241               24979               21696               16466               23001
                                      21448               31160               24904               16631               29077
4/30/07                               23674               37285               28472               17734               33509

                                                          SIX      ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    YEARS
----------------------------------------------------------------------------------------
Russell Midcap(R) Value Index(1)                         12.78%   19.66%  15.95%   14.07%
Balanced Composite Index(2)                               8.63    14.33   11.53    11.03
Merrill Lynch Corporate & Government 1-10 Years Bond
  Index(3)                                                2.61     6.63    4.63     5.90
Russell Midcap(R) Index(4)                               12.24    15.24   14.20    12.85
Average Lipper mixed-asset target allocation growth
  fund(5)                                                 7.59    11.48    7.62     7.32

includes the historical performance of Class I shares adjusted to reflect the fees and expenses for Class R3 shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1.00% sales charge and a 1.00% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge, CDSC and fees and expenses for Class L shares. Effective 1/2/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares or both.
1. Going forward, the Fund will measure its performance against the Russell Midcap(R) Value Index. The fund selected the Russell Midcap(R) Value Index because it believes that this Index is more reflective of the Fund's investment style. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Value Index is considered to be the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
2. The Fund's Balanced Composite Index is consists of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate & Government 1-10 Years Bond Index weighted 60%/40%. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly in an index or a composite.
3. The Merrill Lynch Corporate & Government 1-10 Years Bond Index is a market-capitalization-weighted index that consists of U.S. government and fixed-coupon domestic investment-grade corporate bonds. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING TWO PAGES IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY BALANCED FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2006, to April 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2006, to April 30, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/06           4/30/07           PERIOD(1)           4/30/07            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,071.50           $ 6.57            $1,018.60            $ 6.41
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,067.55           $10.41            $1,014.85            $10.14
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,067.55           $10.41            $1,014.85            $10.14
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,073.30           $ 4.52            $1,020.60            $ 4.41
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,072.80           $ 5.04            $1,020.10            $ 4.91
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,071.65           $ 6.32            $1,018.85            $ 6.16
---------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                       $1,000.00         $1,070.00           $ 7.60            $1,017.60            $ 7.40
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.28% for Class A, 2.03% for Class B and Class C, 0.88% for Class I, 0.98% for Class R1, 1.23% for Class R2 and 1.48% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

 8 MainStay Balanced Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     60.3
Corporate Bonds                                                                   38.5
Short-Term Investments (collateral from securities lending                         4.2
  is 3.8%)
Federal Agenices                                                                   0.5
Yankee Bond                                                                       0.0*
Convertible Preferred Stock                                                       0.0*
Futures Contracts                                                                 0.0*
Convertible Bond                                                                  0.0*
Liabilities in Excess of Cash and Other Assets                                    (3.5)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  NRG Energy, Inc.
 2.  ALLTEL Corp., 7.00%, due 7/1/12
 3.  Entergy Corp.
 4.  CIGNA Corp.
 5.  Valero Energy Corp.
 6.  Mirant Corp.
 7.  Nabisco, Inc., 7.55%, due 6/15/15
 8.  Archer-Daniels-Midland Co.
 9.  Tesoro Corp.
10.  Aetna, Inc.

                                                       www.mainstayfunds.com   9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony H. Elavia and Joan M. Sabella of New York Life Investment Management LLC

HOW DID MAINSTAY BALANCED FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Balanced Fund returned 7.10% for Class A shares, 6.69% for Class B shares and 6.69% for Class C shares for the six months ended April 30, 2007. Over the same period, Class I shares returned 7.32%, Class R1 shares returned 7.27%, Class R2 shares returned 7.15% and Class R3 shares returned 6.98%. All share classes underperformed the 12.78% return of the Russell Midcap(R) Value Index,(1) the 7.59% return of the average Lipper(2) mixed-asset target allocation growth fund and the 8.63% return of the Fund's Balanced Composite Index(3) for the six months ended April 30, 2007. The Russell Midcap(R) Value Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH EQUITY SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH EQUITY SECTORS WERE THE WEAKEST?

The equity portion of the Fund utilizes a proprietary quantitative investment process that focuses on a combination of valuation, operating and trading factors. Sector holdings are a residual of the Fund's investment process and are not a product of top-down, macroeconomic analysis. The sector that contributed the most to the Fund's absolute performance during the reporting period was materials, which saw strong performance from metals & mining companies. Utilities and industrials were also strong. The equity sectors that contributed the least to the Fund's absolute performance were financials, consumer discretionary and consumer staples.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS WERE THE WEAKEST?

The strongest individual contributors to performance in the equity portion of the Fund were NRG Energy, Steel Dynamics and Reliance Steel & Aluminum.

The weakest stocks in the Fund included New Century Financial, Circuit City and W&T Offshore. New Century Financial lost ground because of difficulties in the subprime mortgage market. All three of these weak performers were sold during the six-month reporting period.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund selects securities using a proprietary investment process. Among the stocks that fit the Fund's purchase criteria during the reporting period were Valero Energy and Tesoro.

Among the stocks the Fund sold because of unattractive relative valuations, weakening operating results and deteriorating price trends were CSX and Prudential Financial. Both stocks were sold at a profit during the reporting period.

HOW DID SECTOR WEIGHTINGS CHANGE IN THE EQUITY PORTION OF THE FUND DURING THE REPORTING PERIOD?

Weighting changes in the equity portion of the Fund are a result of the Fund's proprietary quantitative security-selection process. During the reporting period, the Fund's equity weightings increased substantially relative to the Russell MidCap(R) Value Index in energy and utilities. Over the same period, the Fund's equity weighting in industrials declined substantially while equity weightings in consumer discretionary and consumer staples sectors decreased moderately.


The Fund can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Fund. See additional securities lending disclosure in the Notes to Financial Statements (Note 2). The Fund invests in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 7 for more information on the Russell Midcap(R) Value Index.
2. See footnote on page 7 for more information on Lipper Inc.
3. See footnote on page 7 for more information on the Fund's Balanced Composite Index.

 10 MainStay Balanced Fund

HOW WAS THE EQUITY PORTION OF THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2007, the equity portion of the Fund was significantly overweight relative to the Russell MidCap(R) Value Index in financials and health care. On the same date, the Fund was significantly under-weight in utilities and moderately underweight in technology relative to the Index. These underweight positions detracted from performance during the reporting period.

WHAT FACTORS AFFECTED THE BOND PORTION OF THE FUND DURING THE REPORTING PERIOD?

The Federal Open Market Committee maintained the targeted federal funds rate at 5.25% throughout the six-month reporting period. Bonds traded in an extremely narrow range, and the yield curve re-mained inverted, with Treasury bills yielding more than the 10-year Treasury bond.

During the reporting period, there were no significant changes in the way the bond portion of the Fund was managed. This portion of the Fund maintained a duration of three to five years and a laddered maturity schedule. All bonds held by the Fund were investment grade on the date of purchase.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                      www.mainstayfunds.com   11

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2007 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
LONG-TERM BONDS (39.0%)+
CONVERTIBLE BOND (0.0%)++
--------------------------------------------------------------------------------
INTERNET (0.0%)++
At Home Corp.
 4.75%, due 12/15/07 (a)(b)(c)(d)                   $   177,810   $           18
                                                                  --------------
Total Convertible Bond
 (Cost $13,325)                                                               18
                                                                  --------------
CORPORATE BONDS (38.5%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.8%)
General Dynamics Corp.
 4.50%, due 8/15/10                                     874,000          863,044
Lockheed Martin Corp.
 7.65%, due 5/1/16                                    1,820,000        2,110,104
United Technologies Corp.
 6.50%, due 6/1/09                                    5,628,000        5,799,001
 7.125%, due 11/15/10                                 3,380,000        3,604,594
                                                                  --------------
                                                                      12,376,743
                                                                  --------------
AGRICULTURE (0.7%)
Altria Group, Inc.
 7.00%, due 11/4/13                                   6,750,000        7,329,454
Monsanto Co.
 7.375%, due 8/15/12                                  2,000,000        2,196,556
                                                                  --------------
                                                                       9,526,010
                                                                  --------------
AUTO PARTS & EQUIPMENT (0.3%)
Johnson Controls, Inc.
 6.30%, due 2/1/08                                    4,325,000        4,334,152
                                                                  --------------

BANKS (5.2%)
Bank of America Corp.
 7.40%, due 1/15/11                                   1,000,000        1,075,851
 7.80%, due 2/15/10                                   4,500,000        4,816,093
 7.80%, due 9/15/16                                   1,500,000        1,753,317
Bank One Corp.
 6.00%, due 8/1/08                                    5,247,000        5,285,266
 7.875%, due 8/1/10                                   7,000,000        7,588,602
Bank One N.A.
 6.25%, due 2/15/08                                   1,800,000        1,810,103
BankAmerica Corp.
 7.125%, due 3/1/09                                   1,660,000        1,717,119
BankBoston N.A.
 6.375%, due 3/25/08                                  1,000,000        1,007,972
FleetBoston Financial Corp.
 6.375%, due 5/15/08                                  3,000,000        3,028,371
 7.375%, due 12/1/09                                  1,200,000        1,261,784
Mellon Bank N.A.
 7.625%, due 9/15/07                                  1,311,000        1,320,797
Mellon Funding Corp.
 6.375%, due 2/15/10                                  1,960,000        2,038,084
 6.70%, due 3/1/08                                    2,026,000        2,040,982

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
BANKS (CONTINUED)
SunTrust Banks, Inc.
 6.25%, due 6/1/08                                  $ 5,000,000   $    5,042,710
U.S. Bancorp
 3.125%, due 3/15/08                                    437,000          428,747
 6.875%, due 9/15/07                                  3,000,000        3,011,334
U.S. Bank N.A.
 5.70%, due 12/15/08                                  1,747,000        1,762,314
 6.30%, due 7/15/08                                   3,305,000        3,345,017
 6.375%, due 8/1/11                                   2,500,000        2,618,302
Wachovia Bank N.A.
 7.80%, due 8/18/10                                   7,525,000        8,093,905
Wachovia Corp.
 6.15%, due 3/15/09                                   1,920,000        1,955,497
 6.25%, due 8/4/08                                    2,317,000        2,335,029
 6.375%, due 1/15/09                                  1,736,000        1,773,630
Wells Fargo & Co.
 3.50%, due 4/4/08                                      437,000          429,756
Wells Fargo Bank N.A.
 6.45%, due 2/1/11                                    3,847,000        4,028,336
 7.55%, due 6/21/10                                   5,000,000        5,341,435
                                                                  --------------
                                                                      74,910,353
                                                                  --------------
BEVERAGES (0.9%)
Anheuser-Busch Cos., Inc.
 5.375%, due 9/15/08 (e)                                900,000          900,966
 5.625%, due 10/1/10 (e)                              1,500,000        1,528,615
 5.65%, due 9/15/08                                     454,000          456,111
 5.75%, due 4/1/10                                      655,000          667,190
 6.00%, due 4/15/11                                   2,110,000        2,176,524
 7.50%, due 3/15/12                                   4,200,000        4,608,395
 9.00%, due 12/1/09                                   1,190,000        1,296,332
PepsiCo., Inc.
 5.75%, due 1/15/08                                   1,747,000        1,752,012
                                                                  --------------
                                                                      13,386,145
                                                                  --------------
CHEMICALS (0.5%)
E.I. du Pont de Nemours & Co.
 3.375%, due 11/15/07                                   805,000          796,594
 4.75%, due 11/15/12                                  2,000,000        1,954,350
 6.75%, due 9/1/07                                    2,000,000        2,008,358
Praxair, Inc.
 6.50%, due 3/1/08                                    2,536,000        2,559,864
                                                                  --------------
                                                                       7,319,166
                                                                  --------------
COMPUTERS (1.5%)
Computer Sciences Corp.
 6.25%, due 3/15/09                                   1,012,000        1,026,599

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 12 MainStay Balanced Fund          The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------
COMPUTERS (CONTINUED)
Hewlett-Packard Co.
 5.50%, due 7/1/07                                  $ 1,200,000   $    1,199,899
 6.50%, due 7/1/12                                    3,500,000        3,721,224
International Business Machines Corp.
 4.75%, due 11/29/12                                  1,500,000        1,482,620
 5.375%, due 2/1/09                                     958,000          963,192
 5.50%, due 1/15/09                                     467,000          470,614
 6.45%, due 8/1/07                                    6,664,000        6,679,940
 7.50%, due 6/15/13                                   4,940,000        5,554,136
                                                                  --------------
                                                                      21,098,224
                                                                  --------------
COSMETICS & PERSONAL CARE (0.4%)
Gillette Co. (The)
 2.875%, due 3/15/08                                    437,000          428,916
 3.50%, due 10/15/07                                  1,311,000        1,300,231
Procter & Gamble Co. (The)
 6.875%, due 9/15/09                                  3,877,000        4,039,927
                                                                  --------------
                                                                       5,769,074
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (13.1%)
American Express Credit Corp.
 3.00%, due 5/16/08                                     874,000          853,857
 5.30%, due 12/2/15                                   4,500,000        4,509,144
Associates Corp. of N.A.
 6.25%, due 11/1/08                                   1,800,000        1,828,723
Bear Stearns Cos., Inc. (The)
 4.00%, due 1/31/08                                   1,092,000        1,082,126
 5.30%, due 10/30/15                                  8,500,000        8,374,498
 7.625%, due 12/7/09                                  3,250,000        3,446,791
 7.80%, due 8/15/07                                   2,000,000        2,013,198
Caterpillar Financial Services Corp.
 4.875%, due 6/15/07                                  1,725,000        1,723,910
CIT Group, Inc.
 4.75%, due 12/15/10                                    655,000          640,768
 5.50%, due 11/30/07                                  1,000,000        1,000,173
 5.875%, due 10/15/08                                 1,800,000        1,815,919
 6.875%, due 11/1/09                                  2,500,000        2,591,975
 7.75%, due 4/2/12                                    5,600,000        6,136,704
Citicorp
 6.375%, due 11/15/08                                 1,500,000        1,527,512
 7.20%, due 6/15/07                                   1,000,000        1,001,878
Citigroup Global Markets Holdings, Inc.
 6.50%, due 2/15/08                                   3,500,000        3,530,646
Citigroup, Inc.
 5.00%, due 9/15/14                                   4,000,000        3,913,944
 5.85%, due 8/2/16                                    1,500,000        1,552,244
 6.50%, due 1/18/11                                   1,474,000        1,543,854
 7.25%, due 10/1/10                                   2,000,000        2,133,292

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Credit Suisse First Boston USA, Inc.
 6.125%, due 11/15/11                               $ 6,462,000   $    6,723,356
 6.50%, due 6/1/08                                    4,500,000        4,549,289
General Electric Capital Corp.
 4.25%, due 1/15/08                                     437,000          433,799
 6.50%, due 12/10/07                                  2,000,000        2,014,034
 6.875%, due 11/15/10                                 7,912,000        8,383,524
 7.375%, due 1/19/10                                  5,000,000        5,297,465
Goldman Sachs Group, Inc. (The)
 5.70%, due 9/1/12                                    3,374,000        3,440,316
 6.65%, due 5/15/09                                   2,430,000        2,503,559
 7.35%, due 10/1/09                                   7,650,000        8,049,154
 Series B
 7.80%, due 1/28/10                                   4,000,000        4,276,332
Heller Financial, Inc.
 7.375%, due 11/1/09                                  5,000,000        5,277,755
HSBC Finance Corp.
 5.875%, due 2/1/09                                     437,000          442,010
 6.375%, due 8/1/10                                   1,657,000        1,716,859
 6.375%, due 11/27/12                                 3,000,000        3,150,609
 6.40%, due 6/17/08                                   3,600,000        3,642,764
 6.50%, due 11/15/08                                  3,000,000        3,056,100
 6.75%, due 5/15/11                                   2,374,000        2,503,791
 8.00%, due 7/15/10                                   6,000,000        6,491,778
International Lease Finance Corp.
 4.50%, due 5/1/08                                      437,000          432,717
 5.625%, due 6/1/07                                     655,000          655,109
 6.375%, due 3/15/09                                  2,000,000        2,045,068
John Deere Capital Corp.
 3.90%, due 1/15/08                                     218,000          215,872
 6.00%, due 2/15/09                                   2,000,000        2,028,764
 7.00%, due 3/15/12                                     200,000          215,620
JPMorgan & Co., Inc.
 6.25%, due 2/15/11                                     262,000          270,680
JPMorgan Chase & Co.
 5.25%, due 5/1/15                                    7,750,000        7,680,250
 6.75%, due 8/15/08                                   1,405,000        1,425,151
Lehman Brothers Holdings, Inc.
 2.99%, due 9/28/07 (f)                               2,000,000        1,985,340
 6.625%, due 1/18/12                                  2,491,000        2,632,120
 7.00%, due 2/1/08                                    4,143,000        4,186,062
 7.875%, due 8/15/10                                  4,100,000        4,423,552
 8.25%, due 6/15/07                                   1,000,000        1,003,238
Lehman Brothers, Inc.
 6.50%, due 4/15/08                                   1,600,000        1,609,341
Merrill Lynch & Co., Inc.
 3.24%, due 3/2/09 (f)                                  437,000          421,119
 6.00%, due 2/17/09                                   8,337,000        8,455,177
 6.05%, due 5/16/16                                   6,800,000        7,009,420
 6.375%, due 10/15/08                                 1,112,000        1,131,066

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Morgan Stanley
 5.75%, due 10/18/16                                $ 5,000,000   $    5,068,150
 6.75%, due 4/15/11                                   8,811,000        9,315,571
Pitney Bowes Credit Corp.
 5.75%, due 8/15/08                                     874,000          878,014
Toyota Motor Credit Corp.
 5.50%, due 12/15/08                                  1,477,000        1,482,704
Wells Fargo Financial, Inc.
 5.875%, due 8/15/08                                  2,316,000        2,326,420
 6.85%, due 7/15/09                                     109,000          112,772
                                                                  --------------
                                                                     190,182,947
                                                                  --------------
ELECTRIC (0.5%)
Consolidated Edison Co. of New York
 7.50%, due 9/1/10                                    5,500,000        5,901,555
Interstate Power & Light Co.
 6.625%, due 8/1/09                                   1,311,000        1,344,406
                                                                  --------------
                                                                       7,245,961
                                                                  --------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.5%)
Emerson Electric Co.
 5.00%, due 10/15/08                                    262,000          260,872
 5.85%, due 3/15/09                                   2,386,000        2,419,330
 7.125%, due 8/15/10                                  4,500,000        4,784,963
                                                                  --------------
                                                                       7,465,165
                                                                  --------------
ELECTRONICS (0.0%)++
Honeywell, Inc.
 7.125%, due 4/15/08                                    131,000          133,054
                                                                  --------------

FOOD (3.1%)
Campbell Soup Co.
 6.75%, due 2/15/11                                   3,450,000        3,642,324
Hershey Co. (The)
 5.45%, due 9/1/16                                    2,925,000        2,937,496
Kellogg Co.
 Series B
 6.60%, due 4/1/11                                    7,500,000        7,876,245
Kraft Foods, Inc.
 6.25%, due 6/1/12                                    5,150,000        5,355,773
Nabisco, Inc.
 7.05%, due 7/15/07                                   2,028,000        2,034,039
V    7.55%, due 6/15/15                              10,880,000       12,240,152
Sara Lee Corp.
 6.00%, due 1/15/08                                   1,048,000        1,051,461
Sysco International Co.
 6.10%, due 6/1/12 (e)                                3,060,000        3,175,723
Unilever Capital Corp.
 7.125%, due 11/1/10                                  5,700,000        6,051,342
                                                                  --------------
                                                                      44,364,555
                                                                  --------------

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
HEALTH CARE-PRODUCTS (0.2%)
Johnson & Johnson
 6.625%, due 9/1/09                                 $ 2,371,000   $    2,461,179
                                                                  --------------

HOUSEHOLD PRODUCTS & WARES (0.2%)
Kimberly-Clark Corp.
 7.10%, due 8/1/07                                    3,245,000        3,257,863
                                                                  --------------

INSURANCE (0.3%)
Allstate Corp. (The)
 7.20%, due 12/1/09                                   1,900,000        1,994,143
John Hancock Financial Services, Inc.
 5.625%, due 12/1/08                                  2,640,000        2,658,171
                                                                  --------------
                                                                       4,652,314
                                                                  --------------
MACHINERY--CONSTRUCTION & MINING (0.7%)
Caterpillar, Inc.
 5.70%, due 8/15/16                                   2,000,000        2,047,570
 6.55%, due 5/1/11                                    3,915,000        4,113,487
 7.25%, due 9/15/09                                   4,347,000        4,554,521
                                                                  --------------
                                                                      10,715,578
                                                                  --------------
MACHINERY--DIVERSIFIED (1.0%)
Deere & Co.
 6.95%, due 4/25/14                                   5,000,000        5,485,280
 7.85%, due 5/15/10                                   7,808,000        8,388,134
                                                                  --------------
                                                                      13,873,414
                                                                  --------------
MEDIA (1.0%)
Gannett Co., Inc.
 6.375%, due 4/1/12                                   6,595,000        6,877,411
Walt Disney Co. (The)
 6.375%, due 3/1/12                                   7,000,000        7,389,312
                                                                  --------------
                                                                      14,266,723
                                                                  --------------
MISCELLANEOUS--MANUFACTURING (0.7%)
Honeywell International, Inc.
 7.50%, due 3/1/10                                    6,985,000        7,432,627
Illinois Tool Works, Inc.
 5.75%, due 3/1/09                                    3,090,000        3,128,390
                                                                  --------------
                                                                      10,561,017
                                                                  --------------
OIL & GAS (0.7%)
Atlantic Richfield Co.
 5.90%, due 4/15/09                                   1,000,000        1,016,985
ConocoPhillips
 6.375%, due 3/30/09                                  2,160,000        2,215,337
 8.75%, due 5/25/10                                   4,440,000        4,910,742
Texaco Capital, Inc.
 5.50%, due 1/15/09                                   2,000,000        2,014,914
                                                                  --------------
                                                                      10,157,978
                                                                  --------------

 14 MainStay Balanced Fund          The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------
PHARMACEUTICALS (0.2%)
Pharmacia Corp.
 5.875%, due 12/1/08                                $   437,000   $      442,519
Warner-Lambert Co.
 6.00%, due 1/15/08                                   2,218,000        2,228,407
                                                                  --------------
                                                                       2,670,926
                                                                  --------------
RETAIL (1.3%)
Kohl's Corp.
 6.30%, due 3/1/11                                      612,000          635,681
Target Corp.
 5.375%, due 6/15/09                                  2,706,000        2,728,695
 5.40%, due 10/1/08                                   1,700,000        1,706,756
 7.50%, due 8/15/10                                   3,034,000        3,255,424
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09                                 10,088,000       10,479,525
 7.25%, due 6/1/13                                      349,000          384,435
                                                                  --------------
                                                                      19,190,516
                                                                  --------------
SOFTWARE (0.3%)
First Data Corp.
 5.625%, due 11/1/11                                    661,000          675,578
 5.80%, due 12/15/08                                  1,725,000        1,745,371
 6.375%, due 12/15/07                                 2,133,000        2,145,930
                                                                  --------------
                                                                       4,566,879
                                                                  --------------
TELECOMMUNICATIONS (4.2%)
V  ALLTEL Corp.
 7.00%, due 7/1/12                                   14,000,000       14,665,014
Ameritech Capital Funding Corp.
 6.15%, due 1/15/08                                   1,916,000        1,925,423
AT&T Corp.
 7.30%, due 11/15/11                                  7,000,000        7,605,542
BellSouth Capital Funding Corp.
 7.75%, due 2/15/10                                   6,000,000        6,401,586
BellSouth Corp.
 6.00%, due 10/15/11                                  2,000,000        2,065,494
BellSouth Telecommunications, Inc.
 5.875%, due 1/15/09                                    262,000          264,950
GTE North, Inc.
 6.375%, due 2/15/10 (e)                                437,000          449,375
Motorola, Inc.
 8.00%, due 11/1/11                                   6,000,000        6,596,148
New York Telephone Co.
 6.125%, due 1/15/10                                    874,000          891,088
Southwestern Bell Telephone Corp.
 6.625%, due 7/15/07                                  1,100,000        1,102,212
 7.00%, due 7/1/15                                    5,000,000        5,408,810
Verizon Communications, Inc.
 6.50%, due 9/15/11                                   5,000,000        5,213,770

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
TELECOMMUNICATIONS (CONTINUED)
Verizon Global Funding Corp.
 7.375%, due 9/1/12                                 $ 7,000,000   $    7,690,998
                                                                  --------------
                                                                      60,280,410
                                                                  --------------
TEXTILES (0.2%)
Cintas Corp. No. 2
 6.00%, due 6/1/12                                    3,095,000        3,204,105
                                                                  --------------
Total Corporate Bonds
 (Cost $563,180,642)                                                 557,970,451
                                                                  --------------

FEDERAL AGENCIES (0.5%)
--------------------------------------------------------------------------------
FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
 Series 2003-17, Class QT
 5.00%, due 8/25/27                                   1,031,000        1,023,658
 Series 2003-32, Class PG
 5.00%, due 10/25/27                                    437,000          432,960
                                                                  --------------
                                                                       1,456,618
                                                                  --------------
FEDERAL FARM CREDIT BANK (0.0%)++
 3.875%, due 5/7/10                                     655,000          638,181
                                                                  --------------

FEDERAL HOME LOAN BANKS (0.1%)
 3.75%, due 4/1/10                                      655,000          636,732
 3.875%, due 2/12/10                                    220,000          214,791
                                                                  --------------
                                                                         851,523
                                                                  --------------

FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.2%)
 Series 2734, Class JC
 3.50%, due 11/15/23                                    727,127          713,028
 Series 2579, Class PG
 4.00%, due 3/15/27                                      57,405           57,113
 Series 2719, Class WB
 4.50%, due 8/15/21                                   1,030,211          991,712
 Series 2589, Class GD
 5.00%, due 9/15/28                                     437,000          435,581
 Series 2600, Class MJ
 5.00%, due 9/15/29                                     437,000          431,120
                                                                  --------------
                                                                       2,628,554
                                                                  --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
 Series 2003-50, Class PC
 5.50%, due 3/16/32                                     874,000          880,001
                                                                  --------------
Total Federal Agencies
 (Cost $6,649,162)                                                     6,454,877
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
YANKEE BOND (0.0%)++(G)
--------------------------------------------------------------------------------
CHEMICALS (0.0%)++
Dow Capital B.V.
 8.50%, due 6/8/10                                  $   495,000   $      538,439
                                                                  --------------
Total Yankee Bond
 (Cost $551,371)                                                         538,439
                                                                  --------------
Total Long-Term Bonds
 (Cost $570,394,500)                                                 564,963,785
                                                                  --------------

                                                         SHARES
COMMON STOCKS (60.3%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.8%)
Northrop Grumman Corp.                                  119,760        8,815,534
Raytheon Co.                                            158,406        8,481,057
United Technologies Corp.                               125,772        8,443,074
                                                                  --------------
                                                                      25,739,665
                                                                  --------------
AGRICULTURE (1.7%)
V  Archer-Daniels-Midland Co.                           314,785       12,182,179
North Atlantic Trading Co., Inc. (a)(d)(h)(i)               130                1
Reynolds American, Inc. (e)                              85,533        5,496,351
UST, Inc.                                               121,038        6,860,434
                                                                  --------------
                                                                      24,538,965
                                                                  --------------
AUTO PARTS & EQUIPMENT (0.7%)
Autoliv, Inc.                                           165,122        9,601,844
                                                                  --------------
BANKS (5.9%)
Bank of America Corp.                                   160,732        8,181,259
Bank of New York Co., Inc. (The)                        114,805        4,647,306
Commerce Bancshares, Inc.                               156,763        7,421,160
First Citizens BancShares, Inc. Class A                   2,676          542,960
KeyCorp                                                 335,819       11,982,022
M&T Bank Corp.                                           86,387        9,618,329
National City Corp. (e)                                 230,807        8,435,996
PNC Financial Services Group, Inc.                      155,643       11,533,146
U.S. Bancorp                                             75,188        2,582,708
UnionBanCal Corp.                                       147,174        9,048,258
Wells Fargo & Co.                                       324,976       11,663,389
                                                                  --------------
                                                                      85,656,533
                                                                  --------------
BEVERAGES (0.5%)
PepsiAmericas, Inc.                                     275,878        6,659,695
                                                                  --------------

CHEMICALS (0.1%)
Celanese Corp. Class A                                   39,514        1,310,679
                                                                  --------------


                                                         SHARES            VALUE
COMPUTERS (1.5%)
EMC Corp. (h)                                           199,503   $    3,028,456
Hewlett-Packard Co.                                     211,168        8,898,620
International Business Machines Corp.                    91,204        9,321,961
                                                                  --------------
                                                                      21,249,037
                                                                  --------------
COSMETICS & PERSONAL CARE (0.0%)++
Colgate-Palmolive Co.                                     4,930          333,958
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (4.1%)
A.G. Edwards, Inc.                                      115,618        8,376,524
Citigroup, Inc.                                         166,331        8,918,668
Countrywide Financial Corp.                               1,425           52,839
Goldman Sachs Group, Inc. (The)                          50,501       11,040,024
JPMorgan Chase & Co.                                    177,360        9,240,456
Merrill Lynch & Co., Inc.                               109,513        9,881,358
Morgan Stanley                                          142,204       11,946,558
                                                                  --------------
                                                                      59,456,427
                                                                  --------------
ELECTRIC (5.0%)
Alliant Energy Corp.                                     85,103        3,727,511
Dominion Resources, Inc.                                 89,433        8,156,290
V  Entergy Corp.                                        123,952       14,023,929
FirstEnergy Corp.                                       175,566       12,015,737
V  Mirant Corp. (h)                                     274,863       12,333,103
V  NRG Energy, Inc. (h)                                 199,624       15,762,310
OGE Energy Corp.                                         12,245          470,698
PG&E Corp.                                                4,533          229,370
Wisconsin Energy Corp.                                  131,680        6,424,667
                                                                  --------------
                                                                      73,143,615
                                                                  --------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.8%)
Emerson Electric Co.                                    190,452        8,949,339
Energizer Holdings, Inc. (h)                             31,242        3,036,098
                                                                  --------------
                                                                      11,985,437
                                                                  --------------
ELECTRONICS (0.2%)
Avnet, Inc. (e)(h)                                       75,829        3,101,406
                                                                  --------------

FOOD (1.1%)
General Mills, Inc.                                     154,394        9,248,201
Kraft Foods, Inc. Class A                               190,528        6,376,972
                                                                  --------------
                                                                      15,625,173
                                                                  --------------
FOREST PRODUCTS & PAPER (0.7%)
Plum Creek Timber Co., Inc.                             259,373       10,297,108
                                                                  --------------

GAS (0.7%)
AGL Resources, Inc.                                      32,058        1,395,805
Energen Corp.                                           156,848        8,791,330
                                                                  --------------
                                                                      10,187,135
                                                                  --------------
HAND & MACHINE TOOLS (0.2%)
Black & Decker Corp.                                     35,819        3,249,500
                                                                  --------------

 16 MainStay Balanced Fund          The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
HEALTH CARE-PRODUCTS (0.1%)
Johnson & Johnson                                        31,944   $    2,051,444
                                                                  --------------

HEALTH CARE-SERVICES (1.6%)
V  Aetna, Inc.                                          257,515       12,072,303
WellPoint, Inc. (h)                                     143,124       11,302,502
                                                                  --------------
                                                                      23,374,805
                                                                  --------------
HOUSEHOLD PRODUCTS & WARES (1.2%)
Clorox Co. (The)                                        126,922        8,513,928
Kimberly-Clark Corp.                                    124,306        8,846,858
                                                                  --------------
                                                                      17,360,786
                                                                  --------------
INSURANCE (9.1%)
Allstate Corp. (The)                                    184,798       11,516,611
Ambac Financial Group, Inc.                              73,809        6,775,666
American Financial Group, Inc.                          103,786        3,660,532
Assurant, Inc. (e)                                      178,990       10,297,295
Chubb Corp. (The)                                        80,749        4,346,719
V  CIGNA Corp.                                           87,031       13,541,153
Genworth Financial, Inc. Class A                        226,591        8,268,306
Loews Corp.                                             166,136        7,861,556
MGIC Investment Corp. (e)                               162,762       10,027,767
Old Republic International Corp.                         64,397        1,369,724
PMI Group, Inc. (The)                                   234,504       11,366,409
Radian Group, Inc.                                      171,913        9,989,864
SAFECO Corp.                                            157,681       10,523,630
StanCorp Financial Group, Inc.                           72,409        3,446,668
Torchmark Corp.                                          70,272        4,799,578
Transatlantic Holdings, Inc.                             31,904        2,217,009
Travelers Cos., Inc. (The)                              219,747       11,888,313
                                                                  --------------
                                                                     131,896,800
                                                                  --------------
INTERNET (0.7%)
Expedia, Inc. (h)                                       164,815        3,892,930
IAC/InterActiveCorp. (e)(h)                             162,993        6,213,293
                                                                  --------------
                                                                      10,106,223
                                                                  --------------
IRON & STEEL (2.8%)
Nucor Corp.                                             176,266       11,185,840
Reliance Steel & Aluminum Co. (e)                       154,054        9,150,808
Steel Dynamics, Inc.                                    222,006        9,837,086
United States Steel Corp.                               110,943       11,265,152
                                                                  --------------
                                                                      41,438,886
                                                                  --------------
MACHINERY--DIVERSIFIED (0.2%)
Flowserve Corp.                                          38,729        2,362,856
                                                                  --------------

MEDIA (1.6%)
CBS Corp. Class B                                       171,766        5,457,006
Clear Channel Communications, Inc.                      259,031        9,177,468


                                                         SHARES            VALUE
MEDIA (CONTINUED)
Gannett Co., Inc.                                       142,664   $    8,140,408
                                                                  --------------
                                                                      22,774,882
                                                                  --------------
METAL FABRICATE & HARDWARE (0.6%)
Commercial Metals Co.                                   250,840        8,410,665
                                                                  --------------

MISCELLANEOUS--MANUFACTURING (1.1%)
Parker Hannifin Corp.                                   102,102        9,407,678
SPX Corp.                                                95,456        6,765,921
                                                                  --------------
                                                                      16,173,599
                                                                  --------------
OFFICE & BUSINESS EQUIPMENT (0.3%)
IKON Office Solutions, Inc.                              51,379          768,630
Xerox Corp. (h)                                         229,428        4,244,418
                                                                  --------------
                                                                       5,013,048
                                                                  --------------
OIL & GAS (4.4%)
Chevron Corp.                                            90,266        7,021,792
ExxonMobil Corp.                                        122,586        9,730,877
Marathon Oil Corp.                                      117,131       11,894,653
Sunoco, Inc.                                            139,150       10,510,000
V  Tesoro Corp.                                          99,846       12,101,335
V  Valero Energy Corp.                                  183,047       12,855,391
                                                                  --------------
                                                                      64,114,048
                                                                  --------------
PHARMACEUTICALS (2.2%)
AmerisourceBergen Corp.                                 204,494       10,222,655
King Pharmaceuticals, Inc. (e)(h)                       201,340        4,117,403
Merck & Co., Inc.                                       191,894        9,871,027
Pfizer, Inc.                                            285,865        7,563,988
                                                                  --------------
                                                                      31,775,073
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS (2.7%)
Boston Properties, Inc.                                  97,266       11,434,591
Hospitality Properties Trust                            205,995        9,378,952
HRPT Properties Trust                                   759,188        9,292,461
iStar Financial, Inc.                                    50,645        2,426,908
ProLogis                                                 70,849        4,591,015
Weingarten Realty Investors                              35,115        1,680,604
                                                                  --------------
                                                                      38,804,531
                                                                  --------------
RETAIL (3.6%)
AnnTaylor Stores Corp. (h)                              229,636        8,836,393
AutoNation, Inc. (h)                                    374,578        7,656,374
Dillard's, Inc. Class A (e)                             276,168        9,563,698
Dollar Tree Stores, Inc. (h)                             62,821        2,470,122
Family Dollar Stores, Inc.                               69,614        2,216,510
Home Depot, Inc. (The)                                  301,841       11,430,719
OfficeMax, Inc.                                         189,348        9,319,709
United Auto Group, Inc.                                  57,236        1,160,746
                                                                  --------------
                                                                      52,654,271
                                                                  --------------
SEMICONDUCTORS (0.1%)
Novellus Systems, Inc. (h)                               65,752        2,128,392
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   17


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
SOFTWARE (0.4%)
Fair Isaac Corp.                                        152,186   $    5,434,562
                                                                  --------------
TELECOMMUNICATIONS (1.2%)
CenturyTel, Inc.                                        258,779       11,916,773
Polycom, Inc. (h)                                       165,682        5,517,211
                                                                  --------------
                                                                      17,433,984
                                                                  --------------
TOYS, GAMES & HOBBIES (0.8%)
Mattel, Inc.                                            406,418       11,501,629
                                                                  --------------
TRANSPORTATION (0.6%)
Burlington Northern Santa Fe Corp.                        4,188          366,618
Laidlaw International, Inc.                             227,910        7,805,918
                                                                  --------------
                                                                       8,172,536
                                                                  --------------
Total Common Stocks
 (Cost $746,735,420)                                                 875,119,197(o)
                                                                  --------------

CONVERTIBLE PREFERRED STOCK (0.0%)++
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.0%)++
Neon Communications Group, Inc.
 6.00% (a)(d)(h)                                          1,182            4,344
                                                                  --------------
Total Convertible Preferred Stock
 (Cost $3,240)                                                             4,344
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (4.2%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (1.0%)
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.273%, due 5/23/07 (j)                            $ 2,795,500        2,795,500
Compass Securitization
 5.292%, due 5/23/07 (j)                                931,833          931,833
 5.294%, due 5/31/07 (j)                                931,833          931,833
Den Danske Bank
 5.276%, due 5/15/07 (j)                                931,833          931,833
Jupiter Securitization Corp.
 5.281%, due 5/22/07 (j)                                745,467          745,467
 5.289%, due 5/4/07 (j)                               1,829,564        1,829,564
Kitty Hawk Funding Corp.
 5.292%, due 5/15/07 (j)                                931,833          931,833
Old Line Funding LLC
 5.293%, due 5/16/07 (j)                                931,833          931,833
Park Avenue Receivables Corp.
 5.268%, due 5/1/07 (j)                                 931,833          931,833

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
COMMERCIAL PAPER (CONTINUED)
Ranger Funding
 5.293%, due 5/22/07 (j)                            $ 1,805,122   $    1,805,122
Yorktown Capital LLC
 5.282%, due 5/31/07 (j)                                931,833          931,833
                                                                  --------------
Total Commercial Paper
 (Cost $13,698,484)                                                   13,698,484
                                                                  --------------

                                                         SHARES
INVESTMENT COMPANY (0.5%)
BGI Institutional Money Market Fund (j)               7,785,877        7,785,877
                                                                  --------------
Total Investment Company
 (Cost $7,785,877)                                                     7,785,877
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.42%, dated 4/30/07
 due 5/1/07
 Proceeds at Maturity $1,863,947
 (Collateralized by various Corporate Bonds and a
 U.S. Treasury Note,
 with rates between 0.00%-8.38% and maturity dates
 between 8/1/07-2/15/99,
 with a Principal Amount of
 $2,955,598 and a Market Value
 of $1,947,578) (j)                                 $ 1,863,667        1,863,667
                                                                  --------------
Total Repurchase Agreement
 (Cost $1,863,667)                                                     1,863,667
                                                                  --------------
TIME DEPOSITS (2.2%)
Abbey National PLC
 5.30%, due 5/7/07 (j)                                1,863,667        1,863,667
Bank of America Corp.
 5.27%, due 5/18/07 (f)(j)                            2,795,500        2,795,500
Bank of Nova Scotia
 5.28%, due 5/17/07 (j)                               1,863,667        1,863,667
Calyon
 5.31%, due 5/1/07 (j)                               10,250,166       10,250,166
Deutsche Bank AG
 5.28%, due 5/15/07 (j)                                 931,833          931,833
KBC Bank N.V.
 5.28%, due 6/5/07 (j)                                2,050,033        2,050,033
Rabobank Nederland
 5.265%, due 5/3/07 (j)                               3,727,333        3,727,333
Royal Bank of Scotland
 5.285%, due 5/8/07 (j)                               1,863,667        1,863,667
Skandinaviska Enskilda Banken AB
 5.29%, due 5/31/07 (j)                               1,863,667        1,863,667

 18 MainStay Balanced Fund          The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Societe Generale North America, Inc.
 5.29%, due 6/15/07 (j)                             $ 1,863,667   $    1,863,667
Toronto Dominion Bank
 5.28%, due 5/11/07 (j)                               1,863,667        1,863,667
UBS AG
 5.27%, due 5/4/07 (j)                                  931,833          931,833
                                                                  --------------
Total Time Deposits
 (Cost $31,868,700)                                                   31,868,700
                                                                  --------------
U.S. GOVERNMENT (0.4%)
United States Treasury Bills
 4.69%, due 7/5/07                                    4,500,000        4,461,327
 4.69%, due 7/19/07 (k)                                 500,000          494,788
                                                                  --------------
Total U.S. Government
 (Cost $4,955,104)                                                     4,956,115
                                                                  --------------
Total Short-Term Investments
 (Cost $60,171,832)                                                   60,172,843
                                                                  --------------
Total Investments
 (Cost $1,377,304,992) (l)                                103.5%   1,500,260,169(m)
Liabilities in Excess of
 Cash and Other Asset                                      (3.5)     (50,051,179)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,450,208,990
                                                    ===========   ==============

                                                    CONTRACTS            UNREALIZED
                                                         LONG      APPRECIATION (N)
FUTURES CONTRACTS (0.0%)++
-----------------------------------------------------------------------------------
Standard & Poor's 500 Index
 Mini June 2007                                           142   $             4,040
                                                                -------------------
Total Futures Contracts
 (Settlement Value $10,563,600) (o)                             $             4,040
                                                                ===================

++   Less than one-tenth of a percent.
+++  All of the Fund's liquid assets are maintained to cover
     "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to
     ensure proper coverage for these transactions.
(a)  Illiquid security. The total market value of these
     securities at April 30, 2007 is $4,363, which represents
     0.0% of the Fund's net assets.
(b)  Issue in default.
(c)  Issuer in bankruptcy.
(d)  Fair valued security. The total market value of these
     securities at April 30, 2007 is $4,363, which reflects 0.0%
     of the Fund's net assets.
(e)  Represents a security, or a portion thereof, which is out on loan.
(f)  Floating rate. Rate shown is the rate in effect at April 30,
     2007.
(g)  Yankee Bond--dollar-denominated bond issued in the United
     States by a foreign bank or corporation.
(h)  Non-income producing security.
(i)  Restricted security.
(j)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k)  Segregated as collateral for futures contracts.
(l)  The cost for federal income tax purposes is $1,378,873,714.
(m)  At April 30, 2007 net unrealized appreciation was
     $121,386,455, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $132,439,195 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $11,052,740.
(n)  Represents the difference between the value of the contracts at the time they were opened and the value at April 30,
     2007.
(o)  The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts
     represents 61.1% of net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   19

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost
  $1,377,304,992) including $53,465,036
  market value of securities loaned           $1,500,260,169
Cash                                               3,861,421
Receivables:
  Dividends and interest                          10,683,537
  Investment securities sold                       9,627,825
  Fund shares sold                                 1,300,334
Other assets                                         135,126
                                              --------------
    Total assets                               1,525,868,412
                                              --------------
LIABILITIES:
Securities lending collateral                     55,216,728
Payables:
  Investment securities purchased                 15,588,266
  Fund shares redeemed                             2,277,312
  Transfer agent (See Note 3)                        927,884
  Manager (See Note 3)                               864,629
  NYLIFE Distributors (See Note 3)                   407,027
  Shareholder communication                          144,664
  Professional fees                                   96,708
  Variation margin on futures contracts               96,560
  Trustees                                            17,206
  Custodian                                           14,555
Accrued expenses                                       7,876
Dividend payable                                           7
                                              --------------
    Total liabilities                             75,659,422
                                              --------------
Net assets                                    $1,450,208,990
                                              ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  1 billion shares authorized:
  Class A                                     $      154,620
  Class B                                             56,110
  Class C                                             62,427
  Class I                                            137,273
  Class R1                                            51,473
  Class R2                                            40,447
  Class R3                                                 4
Additional paid-in capital                     1,280,260,077
Accumulated undistributed net investment
  income                                           1,725,037
Accumulated undistributed net realized gain
  on investments and futures transactions         44,762,305
Net unrealized appreciation on investments
  and futures contracts                          122,959,217
                                              --------------
Net assets                                    $1,450,208,990
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  446,453,744
                                              ==============
Shares of capital stock outstanding               15,461,989
                                              ==============
Net asset value per share outstanding         $        28.87
Maximum sales charge (5.50% of offering
  price)                                                1.68
                                              --------------
Maximum offering price per share outstanding  $        30.55
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  161,552,691
                                              ==============
Shares of capital stock outstanding                5,610,958
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        28.79
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  179,682,073
                                              ==============
Shares of capital stock outstanding                6,242,730
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        28.78
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  396,983,032
                                              ==============
Shares of capital stock outstanding               13,727,280
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        28.92
                                              ==============
CLASS R1
Net assets applicable to outstanding shares   $  148,763,227
                                              ==============
Shares of capital stock outstanding                5,147,305
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        28.90
                                              ==============
CLASS R2
Net assets applicable to outstanding shares   $  116,762,012
                                              ==============
Shares of capital stock outstanding                4,044,693
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        28.87
                                              ==============
CLASS R3
Net assets applicable to outstanding shares   $       12,211
                                              ==============
Shares of capital stock outstanding                      423
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        28.86*
                                              ==============

* Difference in the NAV recalculation and NAV stated is caused by rounding differences.

 20 MainStay Balanced Fund          The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $13,075,342
  Dividends                                        7,838,487
  Income from securities loaned--net                  62,543
                                                 ------------
    Total income                                  20,976,372
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             5,088,919
  Distribution--Class B (See Note 3)                 593,131
  Distribution--Class C (See Note 3)                 651,299
  Distribution--Class R3 (See Note 3)                     13
  Transfer agent--Classes A, B and C
    (See Note 3)                                     878,290
  Transfer agent--Classes I, R1, R2 and R3
    (See Note 3)                                     334,755
  Distribution/Service--Class A (See Note 3)         536,170
  Service--Class B (See Note 3)                      197,710
  Service--Class C (See Note 3)                      217,100
  Distribution/Service--Class R2 (See Note 3)        142,841
  Distribution/Service--Class R3 (See Note 3)             13
  Professional fees                                  120,488
  Shareholder service--Class R1                       62,733
  Shareholder service--Class R2                       57,136
  Shareholder service--Class R3                            5
  Shareholder communication                          119,329
  Registration                                        76,178
  Trustees                                            29,892
  Custodian                                           26,511
  Miscellaneous                                       36,952
                                                 ------------
    Total expenses before waiver                   9,169,465
  Expense waiver from Manager (See Note 3)           (73,875)
                                                 ------------
    Net expenses                                   9,095,590
                                                 ------------
Net investment income                             11,880,782
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Security transactions                           45,802,481
  Futures transactions                               689,562
                                                 ------------
Net realized gain on investments and futures
  transactions                                    46,492,043
                                                 ------------
Net change in unrealized appreciation on:
  Security transactions                           37,233,984
  Futures contracts                                    4,040
                                                 ------------
Net change in unrealized appreciation on
  investments and futures contracts               37,238,024
                                                 ------------
Net realized and unrealized gain on investments
  and futures transactions                        83,730,067
                                                 ------------
Net increase in net assets resulting from
  operations                                     $95,610,849
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   21

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2006

                                              2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income              $   11,880,782   $   19,638,196
 Net realized gain on investments
  and futures transactions              46,492,043       34,390,286
 Net change in unrealized
  appreciation on investments and
  futures contracts                     37,238,024       64,933,429
                                    -------------------------------
 Net increase in net assets
  resulting from operations             95,610,849      118,961,911
                                    -------------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Class A                              (3,899,661)      (5,714,660)
   Class B                                (854,878)      (1,306,124)
   Class C                                (933,967)      (1,232,741)
   Class I                              (4,293,988)      (6,313,349)
   Class R1                             (1,358,337)      (1,838,678)
   Class R2                             (1,083,356)      (1,449,904)
   Class R3                                    (88)             (72)
 From net realized gain on investments:
   Class A                             (10,882,647)     (14,375,637)
   Class B                              (4,100,774)      (9,718,702)
   Class C                              (4,451,148)      (6,839,672)
   Class I                              (9,741,268)     (12,867,732)
   Class R1                             (2,831,505)      (3,523,938)
   Class R2                             (2,863,815)      (3,370,621)
   Class R3                                   (270)              --
                                    -------------------------------
 Total dividends and distributions
  to shareholders                      (47,295,702)     (68,551,830)
                                    -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              41,916,578      143,119,761
   Class B                              12,509,169       34,695,453
   Class C                              17,468,232       56,354,996
   Class I                              40,823,360      172,050,282
   Class R1                             41,154,511       38,768,840
   Class R2                             19,673,152       63,554,213
   Class R3                                  1,162           10,000

                                              2007             2006
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                          $   13,165,344   $   17,368,513
   Class B                               4,383,470       10,056,010
   Class C                               3,869,437        5,697,641
   Class I                              13,893,215       18,921,043
   Class R1                              4,189,842        5,362,616
   Class R2                              3,947,163        4,805,575
   Class R3                                    358               72
                                    -------------------------------
                                       216,994,993      570,765,015
 Cost of shares redeemed:
   Class A                             (49,247,942)    (120,943,179)
   Class B                             (11,994,630)     (42,678,256)
   Class C                             (17,216,851)     (39,998,649)
   Class I                             (47,766,562)     (98,124,065)
   Class R1                            (10,180,664)     (17,015,533)
   Class R2                            (20,431,682)     (33,489,887)
                                    -------------------------------
                                      (156,838,331)    (352,249,569)

Net asset value of shares converted (See Note 1):
   Class A                               4,999,498       56,462,591
   Class B                              (4,999,498)     (56,462,591)
   Increase in net assets derived
    from capital share
    transactions                        60,156,662      218,515,446
                                    -------------------------------
   Net increase in net assets          108,471,809      268,925,527

NET ASSETS:
Beginning of period                  1,341,737,181    1,072,811,654
                                    -------------------------------
End of period                       $1,450,208,990   $1,341,737,181
                                    ===============================
Accumulated undistributed net
 investment income at end of
 period                             $    1,725,037   $    2,268,530
                                    ===============================

 22 MainStay Balanced Fund          The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                    CLASS A
                                            -------------------------------------------------------
                                                                                        JANUARY 2,
                                            SIX MONTHS                                     2004*
                                              ENDED                                       THROUGH
                                            APRIL 30,       YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                              2007**          2006          2005           2004
Net asset value at beginning of period       $  27.92       $  26.90      $  25.41       $  24.45
                                            ----------      --------      --------      -----------
Net investment income                            0.24           0.44          0.35           0.19
Net realized and unrealized gain on
  investments                                    1.69           2.23          1.91           0.96
                                            ----------      --------      --------      -----------
Total from investment operations                 1.93           2.67          2.26           1.15
                                            ----------      --------      --------      -----------
Less dividends and distributions:
  From net investment income                    (0.25)         (0.40)        (0.31)         (0.19)
  From net realized gain on investments         (0.73)         (1.25)        (0.46)            --
                                            ----------      --------      --------      -----------
Total dividends and distributions               (0.98)         (1.65)        (0.77)         (0.19)
                                            ----------      --------      --------      -----------
Net asset value at end of period             $  28.87       $  27.92      $  26.90       $  25.41
                                            ==========      ========      ========      ===========
Total investment return (b)                      7.10%(c)      10.35%         8.96%          4.70%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          1.76%+         1.63%         1.32%          0.99%+
  Net expenses                                   1.28%+         1.32%         1.32%          1.34%+#
  Expenses (before waiver)                       1.28%+         1.32%         1.32%          1.34%+#
Portfolio turnover rate                            25%            55%           93%            42%
Net assets at end of period (in 000's)       $446,454       $420,694      $307,538       $108,204

                                                                                CLASS I
                                            -------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                            APRIL 30,                           YEAR ENDED OCTOBER 31,
                                              2007**          2006          2005          2004          2003         2002
Net asset value at beginning of period       $  27.96       $  26.94      $  25.43      $  24.07      $  20.41      $ 20.78
                                            ----------      --------      --------      --------      --------      -------
Net investment income                            0.30           0.53          0.45          0.34          0.38(a)      0.48
Net realized and unrealized gain on
  investments                                    1.70           2.27          1.94          1.68          3.67         0.00(d)
                                            ----------      --------      --------      --------      --------      -------
Total from investment operations                 2.00           2.80          2.39          2.02          4.05         0.48
                                            ----------      --------      --------      --------      --------      -------
Less dividends and distributions:
  From net investment income                    (0.31)         (0.53)        (0.42)        (0.34)        (0.39)       (0.44)
  From net realized gain on investments         (0.73)         (1.25)        (0.46)        (0.32)           --        (0.41)
                                            ----------      --------      --------      --------      --------      -------
Total dividends and distributions               (1.04)         (1.78)        (0.88)        (0.66)        (0.39)       (0.85)
                                            ----------      --------      --------      --------      --------      -------
Net asset value at end of period             $  28.92       $  27.96      $  26.94      $  25.43      $  24.07      $ 20.41
                                            ==========      ========      ========      ========      ========      =======
Total investment return (b)                      7.32%(c)      10.84%         9.46%         8.45%        20.13%        2.18%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          2.16%+         2.11%         1.77%         1.42%         1.78%        2.30%
  Net expenses                                   0.88%+         0.85%         0.86%         0.91%#        0.99%#       0.96%#
  Expenses (before waiver)                       0.90%+         0.85%         0.86%         0.91%#        1.03%#       1.02%#
Portfolio turnover rate                            25%            55%           93%           42%           51%          62%
Net assets at end of period (in 000's)       $396,983       $376,763      $269,652      $180,262      $147,519      $83,906

*    Commencement of operations.
**   Unaudited.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.05% and 0.02% of average net assets for the years or periods ended October 31, 2004, October 31, 2003 and
     October 31, 2002, respectively.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I, Class R1, Class R2 and
     Class R3 are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.

 24 MainStay Balanced Fund          The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                          CLASS B                                                       CLASS C
-----------------------------------------------------------      ------------------------------------------------------
                                                JANUARY 2,
    SIX MONTHS                                     2004*         SIX MONTHS
      ENDED               YEAR ENDED              THROUGH          ENDED
    APRIL 30,            OCTOBER 31,            OCTOBER 31,      APRIL 30,             YEAR ENDED OCTOBER 31,
      2007**          2006          2005           2004            2007**          2006          2005         2004
     $  27.84       $  26.84      $  25.37        $ 24.46         $  27.83       $  26.83      $  25.37      $ 24.08
    ----------      --------      --------      -----------      ----------      --------      --------      -------
         0.14           0.23          0.18           0.08             0.14           0.24          0.17         0.13
         1.69           2.22          1.89           0.93             1.69           2.21          1.89         1.62
    ----------      --------      --------      -----------      ----------      --------      --------      -------
         1.83           2.45          2.07           1.01             1.83           2.45          2.06         1.75
    ----------      --------      --------      -----------      ----------      --------      --------      -------
        (0.15)         (0.20)        (0.14)         (0.10)           (0.15)         (0.20)        (0.14)       (0.14)
        (0.73)         (1.25)        (0.46)            --            (0.73)         (1.25)        (0.46)       (0.32)
    ----------      --------      --------      -----------      ----------      --------      --------      -------
        (0.88)         (1.45)        (0.60)         (0.10)           (0.88)         (1.45)        (0.60)       (0.46)
    ----------      --------      --------      -----------      ----------      --------      --------      -------
     $  28.79       $  27.84      $  26.84        $ 25.37         $  28.78       $  27.83      $  26.83      $ 25.37
    ==========      ========      ========      ===========      ==========      ========      ========      =======
         6.69%(c)       9.49%         8.19%          4.13%(c)         6.69%(c)       9.49%         8.15%        7.30%
         1.01%+         0.94%         0.57%          0.24%+           1.01%+         0.89%         0.57%        0.24%
         2.03%+         2.07%         2.07%          2.09%+#          2.03%+         2.07%         2.07%        2.09%#
         2.03%+         2.07%         2.07%          2.09%+#          2.03%+         2.07%         2.07%        2.09%#
           25%            55%           93%            42%              25%            55%           93%          42%
     $161,553       $156,284      $206,074        $62,931         $179,682       $169,609      $141,279      $29,301

       CLASS C
---  ------------
     DECEMBER 30,
        2002*
       THROUGH
     OCTOBER 31,
         2003
        $20.27
     ------------
          0.15 (a)
          3.76
     ------------
          3.91
     ------------
         (0.10)
            --
     ------------
         (0.10)
     ------------
        $24.08
     ============
         19.32%(c)
          0.78%+
          1.98%+#
          2.03%+#
            51%
        $  372

                         CLASS R1                                                      CLASS R2
----------------------------------------------------------      ------------------------------------------------------
                                               JANUARY 2,                                                  JANUARY 2,
    SIX MONTHS                                    2004*         SIX MONTHS                                    2004*
      ENDED              YEAR ENDED              THROUGH          ENDED              YEAR ENDED              THROUGH
    APRIL 30,            OCTOBER 31,           OCTOBER 31,      APRIL 30,            OCTOBER 31,           OCTOBER 31,
      2007**          2006         2005           2004            2007**          2006         2005           2004
     $  27.94       $  26.93      $ 25.43        $ 24.45         $  27.91       $  26.90      $ 25.41        $ 24.45
    ----------      --------      -------      -----------      ----------      --------      -------      -----------
         0.27           0.53         0.43           0.23             0.25           0.46         0.39           0.18
         1.72           2.23         1.93           0.98             1.70           2.23         1.90           0.97
    ----------      --------      -------      -----------      ----------      --------      -------      -----------
         1.99           2.76         2.36           1.21             1.95           2.69         2.29           1.15
    ----------      --------      -------      -----------      ----------      --------      -------      -----------
        (0.30)         (0.50)       (0.40)         (0.23)           (0.26)         (0.43)       (0.34)         (0.19)
        (0.73)         (1.25)       (0.46)            --            (0.73)         (1.25)       (0.46)            --
    ----------      --------      -------      -----------      ----------      --------      -------      -----------
        (1.03)         (1.75)       (0.86)         (0.23)           (0.99)         (1.68)       (0.80)         (0.19)
    ----------      --------      -------      -----------      ----------      --------      -------      -----------
     $  28.90       $  27.94      $ 26.93        $ 25.43         $  28.87       $  27.91      $ 26.90        $ 25.41
    ==========      ========      =======      ===========      ==========      ========      =======      ===========
         7.27%(c)      10.70%        9.33%          4.96%(c)         7.15%(c)      10.44%        9.05%          4.71%(c)
         2.03%+         1.99%        1.68%          1.32%+           1.80%+         1.75%        1.43%          1.07%+
         0.98%+         0.95%        0.96%          1.01%+#          1.23%+         1.20%        1.21%          1.26%+#
         1.00%+         0.95%        0.96%          1.01%+#          1.25%+         1.20%        1.21%          1.26%+#
           25%            55%          93%            42%              25%            55%          93%            42%
     $148,763       $108,739      $77,397        $30,394         $116,762       $109,637      $70,872        $19,324

              CLASS R3
---  ---------------------------
                      APRIL 28,
     SIX MONTHS         2006*
       ENDED           THROUGH
     APRIL 30,       OCTOBER 31,
       2007**           2006
       $27.91          $27.25
     ----------      -----------
         0.22            0.20
         1.69            0.66
     ----------      -----------
         1.91            0.86
     ----------      -----------
        (0.23)          (0.20)
        (0.73)             --
     ----------      -----------
        (0.96)          (0.20)
     ----------      -----------
       $28.86          $27.91
     ==========      ===========
         6.98%(c)        3.18%(c)
         1.57%+          1.36%+
         1.48%+          1.48%+
         1.50%+          1.48%+
           25%             55%
       $   12          $   10

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   25

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds (the "Trust") was organized on July 30, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Balanced Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class I shares commenced on May 1, 1989. Class A shares, Class B shares, Class C shares, Class R1 and Class R2 shares commenced on December 30, 2002. Class R3 shares commenced on April 28, 2006. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. Class B shares convert to Class A shares eight years after the date they were purchased. The seven classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee.

The Fund's investment objective is to seek high total return.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2007, the Fund held securities with a value of $4,363, that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in

 26 MainStay Balanced Fund
shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B) on page 28) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets & liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(H) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5 on page 29.)

(J) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial

                                                      www.mainstayfunds.com   27
difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 29.)

(K) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:
(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.75% on assets up to $1 billion and 0.70% on assets in excess of $1 billion.

The Manager has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.40%; Class B, 2.15%; Class C, 2.15%; Class I, 0.94%; Class R1, 1.04%; Class R2,
1.29%; and Class R3, 1.54%. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. This expense limitation may be modified or terminated only with the approval of the Board of Trustees.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.94% of the Fund's average daily net assets for its Class I shares. The Manager also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. For the six months ended April 30, 2007, the Manager earned fees from the Fund in the amount of $5,088,919 and waived its fees in the amount of $73,875.

As of April 30, 2007, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

          OCTOBER 31,
             2010                          TOTAL
            $73,875                       $73,875
 -----------------------------------------------------------

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of

 28 MainStay Balanced Fund
the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $98,023 for the six months ended April 30, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,071, $117,146 and $10,830, respectively, for the six months ended April 30, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2007, amounted to $1,213,045.

(E) INDEPENDENT TRUSTEE FEES. For the six months ended April 30, 2007, Independent Trustees were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board Meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Trustees receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Trust and other registered investment companies managed by NYLIM that are served by the Trustees.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) CAPITAL. At April 30, 2007, New York Life and its affiliates held beneficially, shares of the Fund with the following values and percentages of net assets as follows:

Class A                                 $ 1,616        0.0*%
----------------------------------------------------------
Class B                                   1,313        0.0*
----------------------------------------------------------
Class C                                   1,765        0.0*
----------------------------------------------------------
Class R1                                  1,354        0.0*
----------------------------------------------------------
Class R2                                  1,344        0.0*
----------------------------------------------------------
Class R3                                 11,038       90.4
----------------------------------------------------------

* Less than one-tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2007, these fees, which are included in Professional fees shown on the Statement of Operations, were $33,134.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                                 2006
Distributions paid from:
  Ordinary Income                             $35,229,375
  Long-Term Capital Gains                      33,322,455
---------------------------------------------------------
                                              $68,551,830
---------------------------------------------------------

NOTE 5--FUND SECURITIES LOANED AND RESTRICTED SECURITIES:

As of April 30, 2007, the Fund had securities on loan with an aggregate market value of $53,465,036. The Fund received $55,216,728 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost, which approximates market value.

                                                      www.mainstayfunds.com   29

As of April 30, 2007, the Fund held restricted securities as follows:

                                                               DATE(S) OF                            4/30/07      PERCENTAGE OF
SECURITY                                                      ACQUISITION      SHARES      COST        VALUE         NET ASSETS
North Atlantic Trading Co., Inc.
  Common Stock                                                    4/21/04         130        $1           $1               0.0%(a)
-------------------------------------------------------------------------------------------------------------------------------

(a) Less than one-tenth of a percent.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2007, purchases and sales of U.S. Government securities were $0 and $243, respectively. Purchase and sale of securities, other than U.S. Government securities and short-term securities, were $368,842 and $336,522, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               SIX MONTHS ENDED
                                                APRIL 30, 2007*
                                          CLASS A   CLASS B   CLASS C
Shares sold                                1,485      444       622
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                471      157       139
---------------------------------------------------------------------
                                           1,956      601       761
Shares redeemed                           (1,742)    (451)     (612)
---------------------------------------------------------------------
Shares converted (See Note 1)                178     (153)       --
---------------------------------------------------------------------
Net increase (decrease)                      392       (3)      149
---------------------------------------------------------------------

                                                      SIX MONTHS ENDED
                                                      APRIL 30, 2007*
                                          CLASS I   CLASS R1   CLASS R2   CLASS R3

Shares sold                                1,445     1,466        701         --(a)
----------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                496       150        141         --(a)
----------------------------------------------------------------------------------
                                           1,941     1,616        842         --(a)
Shares redeemed                           (1,689)     (360)      (725)        --
----------------------------------------------------------------------------------
Net increase                                 252     1,256        117         --(a)
----------------------------------------------------------------------------------

                                                         YEAR ENDED
                                                      OCTOBER 31, 2006
                                              CLASS A      CLASS B      CLASS C

Shares sold                                    5,322        1,291        2,098
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                    656          382          217
-------------------------------------------------------------------------------
                                               5,978        1,673        2,315
Shares redeemed                               (4,480)      (1,592)      (1,487)
-------------------------------------------------------------------------------
Shares converted (See Note 1)                  2,141       (2,145)          --
-------------------------------------------------------------------------------
Net increase (decrease)                        3,639       (2,064)         828
-------------------------------------------------------------------------------

                                                                          APRIL 28, 2006**
                                                   YEAR ENDED                 THROUGH
                                                OCTOBER 31, 2006          OCTOBER 31, 2006
                                          CLASS I   CLASS R1   CLASS R2      CLASS R3+

Shares sold                                6,380      1,445      2,354          --(a)
------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends and
  distributions                              713        202        182          --(a)
------------------------------------------------------------------------------------------
                                           7,093      1,647      2,536          --(a)
Shares redeemed                           (3,627)      (630)    (1,242)         --
------------------------------------------------------------------------------------------
Net increase                               3,466      1,017      1,294          --(a)
------------------------------------------------------------------------------------------

*   Unaudited.
**  Commencement of Operations.
+   Class R3 commenced operations on April 28, 2006.
(a) Less than one thousand shares.

NOTE 10--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index

 30 MainStay Balanced Fund

Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that the tax positions will be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until June 30, 2007. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                      www.mainstayfunds.com   31

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory Agreement. At its March 29-30, 2007 meeting, the Board of Trustees (the "Board") of the Balanced Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the renewal of the Fund's Management Agreement (the "Agreement") for one additional year.

In reaching its decision to renew the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2006 and March 2007. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. These reports were developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to renew the Agreement for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract renewal process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A discussion of the factors that figured prominently in the Board's decision to renew the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the renewal of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM's Equity Investors Group. The Board further considered NYLIM's

 32 MainStay Balanced Fund
track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio management team, the number of accounts managed by portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE BALANCED FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve the Fund's investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers may provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive.

                                                      www.mainstayfunds.com   33

The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fee and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the renewal of the Agreement for one additional year.

 34 MainStay Balanced Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds (the "Trust") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The purpose of the meeting was to elect the following individuals to the Board of Trustees of the Trust:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Trustee)

There are no other Trustees of the Trust.

No other business came before the special meeting. The proposal to elect Trustees was passed by the shareholders of the Fund as shown below:

                     VOTES           VOTES
BALANCED FUND         FOR          WITHHELD     ABSTENTIONS       TOTAL
Susan B.
 Kerley          35,848,337.083   72,796.135    48,485.000    35,969,618.218
----------------------------------------------------------------------------
Alan R.
 Latshaw         35,847,093.807   74,039.411    48,485.000    35,969,618.218
----------------------------------------------------------------------------
Peter Meenan     35,849,409.437   71,723.781    48,485.000    35,969,618.218
----------------------------------------------------------------------------
Richard H.
 Nolan, Jr.      35,847,555.736   73,577.482    48,485.000    35,969,618.218
----------------------------------------------------------------------------
Richard S.
 Trutanic        35,845,646.120   75,487.098    48,485.000    35,969,618.218
----------------------------------------------------------------------------
Roman L. Weil    35,847,476.090   73,657.128    48,485.000    35,969,618.218
----------------------------------------------------------------------------
John A.
 Weisser         35,848,166.366   72,966.852    48,485.000    35,969,618.218
----------------------------------------------------------------------------
Brian A.
 Murdock         35,846,772.847   74,360.371    48,485.000    35,969,618.218
----------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                      www.mainstayfunds.com   35

TRUSTEES AND OFFICERS

The Trustees oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of Eclipse Funds (the "Fund") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The Trustees listed below were elected to serve the Fund effective June 7, 2007.

Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                     NUMBER OF FUNDS
                          POSITION(S) HELD                                    IN FUND COMPLEX
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

        BRIAN A. MURDOCK  Indefinite;        Member of the Board of Managers        65         Director, Eclipse Funds Inc.
        3/14/56           Trustee since      and President (since 2004) and                    since June 2007 (15 funds);
                          June 2007 and      Chief Executive Officer (since                    Director, MainStay VP Series
                          Chief Executive    2006), New York Life Investment                   Fund, Inc., since 2006 (25
                          Officer since      Management LLC and New York                       portfolios); Director, ICAP
                          2006               Life Investment Management                        Funds, Inc., since 2006 (3
                                             Holdings LLC; Senior Vice                         funds); Trustee, The MainStay
                                             President, New York Life                          Funds since 2006 (19 funds).
                                             Insurance Company (since 2004);
                                             Chairman of the Board and
                                             President, NYLIFE Distributors
                                             LLC and NYLCAP Manager LLC
                                             (since 2004) and Institutional
                                             Capital LLC (since 2006); Chief
                                             Executive Officer, Eclipse
                                             Funds Inc. (since 2006);
                                             Chairman (2006 to 2007) and
                                             Trustee and Chief Executive
                                             Officer (since 2006), The
                                             MainStay Funds; Chairman (2006
                                             to 2007) and Director and Chief
                                             Executive Officer (since 2006),
                                             MainStay VP Series Fund, Inc.;
                                             Director and Chief Executive
                                             Officer, ICAP Funds, Inc.
                                             (since 2006); Chief Investment
                                             Officer, MLIM Europe and Asia
                                             (2001 to 2003); President of
                                             Merrill Japan and Chairman of
                                             MLIM's Pacific Region (1999 to
                                             2001)
        ----------------------------------------------------------------------------------------------------------------------

* Trustee considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 36   MainStay Balanced Fund

                          TERM OF OFFICE,
                          POSITION(S) WITH                                     NUMBER OF FUNDS
                          THE COMPANY                                          IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)           OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management           65         Chairman since 2005 and Director
        8/12/51           Chairman since     Advisors LLC (since 1990)                          since 1990, Eclipse Funds Inc.
                          2005 and Trustee                                                      (15 funds); Chairman and
                          since 2000                                                            Director, ICAP Funds, Inc.,
                                                                                                since 2006 (3 funds); Chairman
                                                                                                and Trustee, The MainStay Funds,
                                                                                                since June 2007 (19 funds);
                                                                                                Chairman and Director, MainStay
                                                                                                VP Series Fund, Inc., since June
                                                                                                2007 (25 portfolios); Trustee,
                                                                                                Legg Mason Partners Funds, Inc.,
                                                                                                since 1991 (30 portfolios).
        ------------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young         65         Director, Eclipse Funds Inc.
        3/27/51           Trustee and Audit  LLP (2002 to 2003); Partner,                       since June 2007 (15 funds);
                          Committee          Arthur Andersen LLP (1976 to                       Director, ICAP Funds, Inc.,
                          Financial Expert   2002); Consultant to the                           since June 2007 (3 funds);
                          since June 2007    MainStay Funds Audit and                           Trustee, The MainStay Funds
                                             Compliance Committee (2004 to                      since 2006 (19 funds); Director,
                                             2006)                                              MainStay VP Series Fund, Inc.,
                                                                                                since June 2007 (25 portfolios);
                                                                                                Trustee, State Farm Associates
                                                                                                Funds Trusts since 2005 (3
                                                                                                portfolios); Trustee, State Farm
                                                                                                Mutual Fund Trust since 2005 (15
                                                                                                portfolios); Trustee, State Farm
                                                                                                Variable Product Trust since
                                                                                                2005 (9 portfolios); Trustee,
                                                                                                Utopia Funds since 2005 (4
                                                                                                portfolios).
        ------------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Retired                                 65         Director, Eclipse Funds Inc.
        12/5/41           Trustee since                                                         since 2002 (15 funds); Director,
                          2002                                                                  ICAP Funds, Inc., since June
                                                                                                2007 (3 funds); Trustee, The
                                                                                                MainStay Funds since June 2007
                                                                                                (19 funds); Director, MainStay
                                                                                                VP Series Fund, Inc., since June
                                                                                                2007 (25 portfolios).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital          65         Director, Eclipse Funds Inc.
        NOLAN, JR.        Trustee since      Management; President--Shields/                    since June 2007 (15 funds);
        11/16/46          June 2007          Alliance, Alliance Capital                         Director, ICAP Funds, Inc.,
                                             Management (1994 to 2004)                          since June 2007 (3 funds);
                                                                                                Trustee, The MainStay Funds
                                                                                                since June 2007 (19 funds);
                                                                                                Director, MainStay VP Series
                                                                                                Fund, Inc., since 2006 (25
                                                                                                portfolios).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief         65         Director, Eclipse Funds Inc.
        TRUTANIC          Trustee since      Executive Office (1990 to 1999),                   since June 2007 (15 funds);
        2/13/52           June 2007          Somerset Group (financial                          Director, ICAP Funds, Inc.,
                                             advisory firm); Managing                           since June 2007 (3 funds);
                                             Director and Advisor, The                          Trustee, The MainStay Funds
                                             Carlyle Group (private                             since 1994 (19 funds); Director,
                                             investment firm) (2002 to 2004);                   MainStay VP Series Fund, Inc.,
                                             Senior Managing Director and                       since June 2007 (25 portfolios).
                                             Partner, Groupe Arnault S.A.
                                             (private investment firm) (1999
                                             to 2002)
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     37

                          TERM OF OFFICE,
                          POSITION(S) WITH                                     NUMBER OF FUNDS
                          THE COMPANY                                          IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)           OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS            TRUSTEE          HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of              65         Director, Eclipse Funds Inc.
        5/22/40           Trustee and Audit  Accounting, Graduate School of                     since June 2007 (15 funds);
                          Committee          Business, University of Chicago;                   Director, ICAP Funds, Inc.,
                          Financial Expert   President, Roman L. Weil                           since June 2007 (3 funds);
                          since June 2007    Associates, Inc. (consulting                       Trustee, The MainStay Funds
                                             firm)                                              since June 2007 (19 funds);
                                                                                                Director, MainStay VP Series
                                                                                                Fund, Inc., since 1994 (25
                                                                                                portfolios).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of           65         Director, Eclipse Funds Inc.
        10/22/41          Trustee since      Salomon Brothers, Inc. (1971 to                    since June 2007 (15 funds);
                          June 2007          1995)                                              Director, ICAP Funds, Inc.,
                                                                                                since June 2007 (3 funds);
                                                                                                Trustee, The MainStay Funds
                                                                                                since June 2007 (19 funds);
                                                                                                Director, MainStay VP Series
                                                                                                Fund, Inc., since 1997 (25
                                                                                                portfolios); Trustee, Direxion
                                                                                                Funds (57 funds) and Direxion
                                                                                                Insurance Trust (45 funds) since
                                                                                                March 2007.
        ------------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Trustees of the Fund effective June 7, 2007.

At a meeting of the Board of Trustees held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Fund effective June 7, 2007:

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Indefinite; Chief  Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Legal Officer      York Life Investment Management LLC (including predecessor
        10/19/46          since 2004         advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2005), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2002); Secretary,
                                             NYLIM Service Company LLC, NYLCAP Manager LLC, Madison
                                             Capital Funding LLC and Institutional Capital LLC (since
                                             2006); Chief Legal Officer, Eclipse Funds Inc., The MainStay
                                             Funds and MainStay VP Series Fund, Inc. (since 2004),
                                             McMorgan Funds (since 2005) and ICAP Funds, Inc. (since
                                             2006); Managing Director and Senior Counsel, Lehman Brothers
                                             Inc. (1998 to 1999); General Counsel and Managing Director,
                                             JP Morgan Investment Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK BENINTENDE   Indefinite;        Managing Director, New York Life Investment Management LLC
        5/12/64           Treasurer and      (since June 2007); Treasurer and Principal Financial and
                          Principal          Accounting Officer, Eclipse Funds Inc., The MainStay Funds,
                          Financial and      MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (since
                          Accounting         June 2007); Vice President, Prudential Investments (2000 to
                          Officer since      2007); Assistant Treasurer, JennisonDryden Family of Funds,
                          June 2007          Target Portfolio Trust, The Prudential Series Fund and
                                             American Skandia Trust (2006 to 2007); Treasurer and
                                             Principal Financial Officer, The Greater China Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        Indefinite;        Senior Managing Director and Chief Marketing Officer, New
        FISHER            President since    York Life Investment Management LLC (since 2005); Managing
        2/22/59           March 2007         Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds
                                             Inc., The MainStay Funds, MainStay VP Series Fund, Inc., and
                                             ICAP Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Indefinite; Vice   Director, New York Life Investment Management LLC (including
        HARRINGTON        President--        predecessor advisory organizations) (since 2000); Executive
        2/8/59            Administration     Vice President, New York Life Trust Company and New York
                          since 2005         Life Trust Company, FSB (since 2006); Vice
                                             President--Administration, Eclipse Funds Inc., MainStay VP
                                             Series Fund, Inc., and The MainStay Funds (since 2005) and
                                             ICAP Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 38   MainStay Balanced Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Indefinite;        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Senior Vice        2006) and Managing Director and Chief Compliance Officer
        12/16/65          President and      (2003 to 2006), New York Life Investment Management LLC and
                          Chief Compliance   New York Life Investment Management Holdings LLC; Senior
                          Officer since      Managing Director, Compliance (since 2006) and Managing
                          2006               Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                             Vice President and Chief Compliance Officer, Eclipse Funds
                                             Inc., The MainStay Funds and MainStay VP Series Fund, Inc.
                                             (since 2006) and ICAP Funds, Inc. (since 2006); Vice
                                             President--Compliance, Eclipse Funds Inc., The MainStay
                                             Funds and MainStay VP Series Fund, Inc. (2004 to 2006);
                                             Deputy Chief Compliance Officer, New York Life Investment
                                             Management LLC (2002 to 2003); Vice President and Compliance
                                             Officer, Goldman Sachs Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Indefinite;        Managing Director and Associate General Counsel, New York
        MORRISON          Secretary since    Life Investment Management LLC (since 2004); Managing
        3/26/56           2004               Director and Secretary, NYLIFE Distributors LLC (since
                                             2004); Secretary, Eclipse Funds Inc., The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Fund effective June 7, 2007.

Christopher O. Blunt resigned as President of the Fund effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Fund effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Fund effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Fund effective March 19, 2007.

                                                    www.mainstayfunds.com     39

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund(1)
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(2)
MainStay Growth Equity Fund(3)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Class B shares closed to new investors, except for certain retirement savings and other automatic purchase plans, effective May 21, 2007.
2. Closed to new investors and new purchases as of January 1, 2002.
3. Offered only to residents of Connecticut, Maryland, New Jersey and New York.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                              Eclipse Funds

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04847

NYLIM-AO10815         (RECYCLE LOGO)                     MS155-07   MSBL10-04/07
                                                                              B7

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    INCOME MANAGER FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2007

MESSAGE FROM
THE PRESIDENT

At MainStay, we take special pride in providing investors with single-point access to the expertise of six diverse institutional boutique investment firms. Each mutual fund we offer is advised or subadvised by one or more institutional money managers, each of which has the autonomy to focus on its own unique investment style. By preserving the integrity of these boutiques, in both process and culture, we believe that we are helping to achieve greater consistency of returns for our shareholders.

New York Life Investment Management uses these boutiques to power its MainStay Funds, which seek to achieve investment excellence for our shareholders and maintain a disciplined, long-term perspective.

Equity investors were generally rewarded for holding their ground during the turbulent six months ended April 30, 2007. In late February and early March 2007, a correction in the Chinese stock market took a toll on stocks around the world. Fortunately, positive earnings reports led to a substantial rebound, and U.S. stocks in general recorded gains across every sector for the six-month reporting period. While past performance is no guarantee of future results, international stocks as a whole were even stronger, providing solid double-digit returns.

According to Russell data for U.S. equity markets, mid-cap companies generally outperformed small-and large-capitalization companies, and value stocks outperformed growth stocks among mid- and large-cap issuers.

During the six months ended April 30, 2007, the Federal Open Market Committee
(FOMC) maintained the federal funds target rate at a steady 5.25%, hoping that earlier rate hikes would be sufficient to keep inflation in check. The yield curve remained inverted throughout the reporting period, with Treasury bills yielding more than 10-year Treasury bonds. Although an inverted yield curve is sometimes associated with a heightened risk of recession, the FOMC continued to focus on the potential for moderate economic expansion.

Shorter-term interest rates declined slightly during the reporting period and longer-term interest rates rose. While rising interest rates hurt bond prices, most broad domestic bond-market indices provided modest but positive total returns.

Early in 2007, several subprime mortgage lenders faced higher-than-anticipated delinquencies and defaults, raising concerns about underwriting practices. Several lenders filed for bankruptcy protection, and others saw their stock prices decline. Fortunately, we believe that there is little evidence that the difficulties will undermine fixed-income markets in general.

As always, we appreciate your decision to make MainStay Funds part of your overall investment strategy. We look forward to serving your financial interests and growing together for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                            MAINSTAY
                            INCOME MANAGER FUND

                            MainStay Funds

                            Semiannual Report

                            Unaudited

                            April 30, 2007

TABLE OF CONTENTS


Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------


Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------


Portfolio of Investments                                                      11
--------------------------------------------------------------------------------


Financial Statements                                                          29
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 34
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     40
--------------------------------------------------------------------------------


Proxy Voting Policies and Procedures and Proxy Voting Record                  43
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        43
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               43
--------------------------------------------------------------------------------

Directors and Officers                                                        44

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        0.32%    6.78%  6.06%   7.19%
Excluding sales charges   6.16    12.99   7.26    7.79

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                          MAINSTAY INCOME                                INCOME MANAGER         AGGREGATE BOND
                                            MANAGER FUND        RUSSELL 1000 INDEX      COMPOSITE INDEX             INDEX
                                          ---------------       ------------------      ---------------        ---------------
4/30/97                                         9450                  10000                  10000                  10000
                                               12358                  14215                  12745                  11091
                                               14199                  17102                  14594                  11787
                                               15380                  19231                  15697                  11935
                                               14770                  16604                  15344                  13414
                                               14097                  14615                  14865                  14465
                                               12999                  12647                  14456                  15979
                                               14851                  15670                  16423                  16270
                                               15743                  16799                  17481                  17125
                                               17714                  19605                  19107                  17246
4/30/07                                        20016                  22577                  21333                  18516

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        0.77%    7.07%  6.16%   7.04%
Excluding sales charges   5.77    12.07   6.47    7.04

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                          MAINSTAY INCOME                                INCOME MANAGER         AGGREGATE BOND
                                            MANAGER FUND        RUSSELL 1000 INDEX      COMPOSITE INDEX             INDEX
                                          ---------------       ------------------      ---------------        ---------------
4/30/97                                        10000                  10000                  10000                  10000
                                               12991                  14215                  12745                  11091
                                               14831                  17102                  14594                  11787
                                               15965                  19231                  15697                  11935
                                               15228                  16604                  15344                  13414
                                               14431                  14615                  14865                  14465
                                               13206                  12647                  14456                  15979
                                               14984                  15670                  16423                  16270
                                               15761                  16799                  17481                  17125
                                               17620                  19605                  19107                  17246
4/30/07                                        19748                  22577                  21333                  18516

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        4.77%   11.07%  6.45%   7.01%
Excluding sales charges   5.77    12.07   6.45    7.01

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                          MAINSTAY INCOME                                INCOME MANAGER         AGGREGATE BOND
                                            MANAGER FUND        RUSSELL 1000 INDEX      COMPOSITE INDEX             INDEX
                                          ---------------       ------------------      ---------------        ---------------
4/30/97                                        10000                  10000                  10000                  10000
                                               12976                  14215                  12745                  11091
                                               14814                  17102                  14594                  11787
                                               15931                  19231                  15697                  11935
                                               15188                  16604                  15344                  13414
                                               14397                  14615                  14865                  14465
                                               13169                  12647                  14456                  15979
                                               14923                  15670                  16423                  16270
                                               15709                  16799                  17481                  17125
                                               17563                  19605                  19107                  17246
4/30/07                                        19683                  22577                  21333                  18516

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                          6.16%   13.01%  7.48%   8.00%

(PERFORMANCE GRAPH)

                                                                                                               LEHMAN BROTHERS
                                          MAINSTAY INCOME                                INCOME MANAGER         AGGREGATE BOND
                                            MANAGER FUND        RUSSELL 1000 INDEX      COMPOSITE INDEX             INDEX
                                          ---------------       ------------------      ---------------        ---------------
4/30/97                                        10000                  10000                  10000                  10000
                                               13096                  14215                  12745                  11091
                                               15077                  17102                  14594                  11787
                                               16361                  19231                  15697                  11935
                                               15734                  16604                  15344                  13414
                                               15058                  14615                  14865                  14465
                                               13916                  12647                  14456                  15979
                                               15938                  15670                  16423                  16270
                                               16922                  16799                  17481                  17125
                                               19109                  19605                  19107                  17246
4/30/07                                        21594                  22577                  21333                  18516

                                                          SIX      ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------------------------------

Russell 1000(R) Index(1)                                  9.10%   15.16%  9.09%   8.48%
Income Manager Composite Index(2)                         6.18    11.65   7.49    7.87
Lehman Brothers(R) Aggregate Bond Index(3)                2.64     7.36   5.06    6.35
Average Lipper flexible portfolio fund(4)                 6.99     9.63   9.02    8.64

charge, are subject to a contingent deferred sales charge (CDSC) of up to 5.00% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A and B shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC), fees, estimated expenses and fee waivers/expense limitations of Class A and B shares upon initial offer. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1.00% sales charge and a 1% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge, CDSC, and fees, estimated expenses and fee waivers/expense limitations of Class L shares upon initial offer. Effective 1/2/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares or both. Unadjusted, the performance for newer classes of shares might have been lower.
1. Going forward, the Fund will measure its performance against the Russell 1000(R) Index. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index. The Russell 1000(R) Index is considered to be the Fund's broad-based securities market index for comparison purposes.
2. The Fund's Income Manager Composite Index consists of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 55%/45%, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly in an index.
3. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) Indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay Income Manager Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INCOME MANAGER FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2006, to April 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2006, to April 30, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/06           4/30/07           PERIOD(1)           4/30/07            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,061.85            $5.06            $1,020.05             $4.96
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,058.20            $8.88            $1,016.30             $8.70
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,058.20            $8.88            $1,016.30             $8.70
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,061.95            $4.55            $1,020.55             $4.46
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.99% for Class A, 1.74% for Class B and for Class C and 0.89% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).

                                                       www.mainstayfunds.com   7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     54.9
Short-Term Investments (collateral from securities lending                          16
  is 11.4%)
Corporate Bonds                                                                   11.9
U.S. Government & Federal Agencies                                                11.8
Loan Assignments & Participations                                                  6.2
Commercial Mortgage Loans (Collateralized Mortgage                                 5.7
  Obligations)
Asset-Backed Securities                                                            3.8
Foreign Bonds                                                                      2.3
Yankee Bonds                                                                       0.4
Futures Contracts                                                                 0.0*
Liabilities in Excess of Cash and Other Assets                                   (13.0)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  AT&T, Inc.
 2.  Altria Group, Inc.
 3.  Merck & Co., Inc.
 4.  Southern Copper Corp.
 5.  Verizon Communications, Inc.
 6.  American Capital Strategies, Ltd.
 7.  ExxonMobil Corp.
 8.  Citizens Communications Co.
 9.  Citigroup, Inc.
10.  Pfizer, Inc.

 8 MainStay Income Manager Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony H. Elavia and Anthony R. Malloy of New York Life Investment Management LLC

HOW DID MAINSTAY INCOME MANAGER FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Income Manager Fund returned 6.16% for Class A shares, 5.77% for Class B shares and 5.77% for Class C shares for the six months ended April 30, 2007. Over the same period, the Fund's Class I shares returned 6.16%. All share classes underperformed the 9.10% return of the Russell 1000(R) Index,(1) the 6.99% return of the average Lipper(2) flexible portfolio fund and the 6.18% return of the Fund's Income Manager Composite Index(3) for the six months ended April 30, 2007. The Russell 1000(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH EQUITY MARKET SEGMENTS CONTRIBUTED POSITIVELY TO THE FUND'S PERFORMANCE AND WHICH ONES DETRACTED?

In absolute terms, tobacco and metals & mining were strong positive contributors to the Fund's performance. Both of these industries benefited from strong global demand. Telecommunications holdings also helped strengthen the Fund's returns.

In an increasingly challenging lending environment, holdings in the financials sector were the greatest detractors from the Fund's absolute performance. An underweight position in the energy sector, however, took an even greater toll on the Fund's performance relative to the benchmark. An overweight position in real estate investment trusts (REITs) detracted from the Fund's absolute and relative results.

WHICH INDIVIDUAL STOCKS WERE STRONG PERFORMERS DURING THE REPORTING PERIOD AND WHICH ONES WERE WEAK?

By far the strongest contributor to the Fund's equity performance was Southern Copper, which advanced on rising copper demand among developing nations. AT&T and Merck also added substantially to the Fund's return. In addition, Equity Office Properties enhanced results when the company was acquired at a substantial premium over its preannouncement market value.

At the other end of the spectrum, the well-publicized problems of subprime mortgage originator New Century Financial made it the largest detractor from the Fund's equity performance. This holding was eliminated from the Fund when we learned that the company was being investigated for fraud, was in violation of debt covenants and would likely declare bankruptcy (which it later did). Motorola and printer maker Lexmark International also took a toll on performance. The Fund's relatively small position in Motorola was eliminated in April 2007.

WERE THERE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, the Fund initiated sizable new equity positions in casino operator Wynn Resorts, mortgage servicing company Fidelity National Financial and electric and gas utility Progress Energy.

Large equity positions in ExxonMobil and Microsoft were trimmed markedly. The Fund's position in mortgage originator Capital Federal Financial was sold entirely, largely because of liquidity concerns.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Floating-rate debt is generally considered to have speculative characteristics that may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Funds that invest in bonds are subject to credit, inflation and interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 6 for more information on the Russell 1000(R) Index.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Fund's Income Manager Composite Index.

                                                       www.mainstayfunds.com   9

HOW DID THE FUND'S EQUITY WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Within the equity portion of the Fund, we significantly reduced exposure to banks and lowered exposure to utilities. On the other hand, we increased the Fund's exposure in the consumer discretionary sector, especially in the consumer services industry group. We also increased sector allocations in industrials and telecommunications.

HOW WAS THE EQUITY PORTION OF THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2007, the largest sector overweight relative to the Russell 1000(R) Index in the equity portion of the Fund was in telecommunications. Within the financials sector, we favored insurance and capital markets companies and REITs over banks. At the end of April, the Fund continued to hold significant positions in the tobacco and metals & mining industries.

HOW DID THE FUND'S FIXED-INCOME INVESTMENTS PERFORM?

High-grade credit spreads finished the reporting period modestly tighter than where they began, which was positive.(4) High yield corporate bonds, floating-rate loans and emerging-market debt all contributed positively to performance in the fixed-income portion of the Fund.

High-yield corporate bonds were the best-performing sector in the Fund during the reporting period. As in the investment-grade corporate bond market, lower-quality issues strongly outperformed the broader market. CCC-rated securities led the way, followed by issues rated B and BB.(5) Solid market technicals, historically low default rates, stable credit fundamentals and a powerful rally in the equity market all contributed to the outperformance of high-yield bonds.

Securitized bonds had mixed results during the reporting period. High-quality mortgage pass-through securities had favorable performance for two reasons. First, low interest-rate volatility reduced prepayments in the mortgage market and comforted a broad base of investors. Second, foreign investors were attracted to mortgage-backed securities for higher yield potential than Treasury securities or traditional corporate debt. Concerns about underwriting quality hurt low-quality commercial mortgage-backed securities and home equity products during the reporting period, causing these instruments to underperform the bond market as a whole.

4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10 MainStay Income Manager Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2007 UNAUDITED

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LONG-TERM BONDS (42.1%)+
ASSET-BACKED SECURITIES (3.8%)
-----------------------------------------------------------------------------
AIRLINES (0.0%)++
Continental Airlines, Inc.
 Series 1992-2, Class A1
 7.256%, due 3/15/20                                $   31,708   $     34,244
                                                                 ------------

AUTOMOBILE (0.1%)
Drive Auto Receivables Trust
 Series 2005-3, Class A4
 5.09%, due 6/17/13 (a)                                500,000        498,704
                                                                 ------------

CREDIT CARDS (0.2%)
Chase Issuance Trust
 Series 2005, Class A-10
 4.65%, due 12/17/12                                   750,000        743,942
                                                                 ------------

HOME EQUITY (3.5%)
Ameriquest Mortgage Securities, Inc.
 Series 2003-8, Class AF5
 4.64%, due 10/25/33                                   500,000        494,868
Chase Funding Mortgage Loan Asset-Backed
 Certificates
 Series 2002-2, Class 1A5
 5.833%, due 4/25/32                                   472,967        470,591
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-2, Class A2
 5.557%, due 9/25/36                                   540,000        539,728
 Series 2006-1, Class A3
 5.706%, due 7/25/36                                   500,000        500,536
Citifinancial Mortgage Securities, Inc.
 Series 2003-3, Class AF5
 4.553%, due 8/25/33                                   600,000        576,512
Citigroup Mortgage Loan Trust, Inc.
 Series 2006-WF2, Class A2C
 5.852%, due 5/25/36                                   500,000        501,607
Countrywide Asset-Backed Certificates
 Series 2006-S8, Class A3
 5.555%, due 4/25/36 (b)                               500,000        497,419
 Series 2003-5, Class AF5
 5.739%, due 2/25/34                                   612,813        611,729
 Series 2006-S5, Class A3
 5.762%, due 6/25/35                                   500,000        500,038
 Series 2007-S1, Class A3
 5.81%, due 11/25/36 (b)                               500,000        496,779
Credit-Based Asset Servicing and Securitization
 LLC
 Series 2007-CB2, Class A2C
 5.623%, due 2/25/37                                   500,000        498,654
 Series 2007-CB4, Class A2B
 5.723%, due 4/25/37                                   200,000        199,998

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
HOME EQUITY (CONTINUED)
Equity One ABS, Inc.
 Series 2003-4, Class AF6
 4.833%, due 10/25/34                               $  500,000   $    493,676
 Series 2003-3, Class AF4
 4.995%, due 12/25/33                                  494,536        489,951
GMAC Mortgage Corp. Loan Trust
 Series 2006-HE2, Class A3
 6.32%, due 5/25/36                                    500,000        505,494
GSAA Home Equity Trust
 Series 2006-6, Class AF2
 5.687%, due 3/25/36 (b)                               500,000        497,813
 Series 2007-2, Class AF2
 5.76%, due 3/25/37 (b)                                500,000        499,180
 Series 2006-13, Class AF3
 6.04%, due 7/25/36 (b)                                500,000        503,986
JPMorgan Mortgage Acquisition Corp.
 Series 2007-CH1, Class AF3
 5.532%, due 11/25/36                                  500,000        498,213
 Series 2007-CH2, Class AF3
 5.552%, due 1/25/37                                   500,000        498,530
 Series 2006-WF1, Class A6
 6.00%, due 7/25/36                                    500,000        508,105
Marriott Vacation Club Owner Trust
 Series 2006-1A, Class A
 5.737%, due 4/20/28 (a)                               170,633        172,481
Morgan Stanley Mortgage Loan Trust
 Series 2006-17XS, Class A3A
 5.651%, due 10/25/46                                  500,000        496,857
 Series 2007-3XS, Class 2A2
 5.704%, due 1/25/47                                   500,000        499,830
Option One Mortgage Loan Trust
 Series 2007-FXD1, Class 3A3
 5.611%, due 1/25/37 (b)                               570,000        569,707
Residential Asset Mortgage Products, Inc.
 Series 2003-RZ5, Class A7
 4.97%, due 9/25/33                                    500,000        493,436
 Series 2003-RS7, Class AI6
 5.34%, due 8/25/33                                    481,338        475,276
Residential Asset Securities Corp.
 Series 2003-KS9, Class AI6
 4.71%, due 11/25/33                                    93,692         90,974
 Series 2002-KS2, Class AI6
 6.228%, due 4/25/32                                   478,261        480,773

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
ASSET-BACKED SECURITIES (CONTINUED)
-----------------------------------------------------------------------------
HOME EQUITY (CONTINUED)
Saxon Asset Securities Trust
 Series 2003-1, Class AF5
 4.955%, due 6/25/33                                $   96,707   $     95,838
Terwin Mortgage Trust
 Series 2005-14HE, Class AF2
 4.849%, due 8/25/36                                   500,000        494,427
                                                                 ------------
                                                                   14,253,006
                                                                 ------------
Total Asset-Backed Securities
 (Cost $15,549,424)                                                15,529,896
                                                                 ------------

COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (5.7%)
-----------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc.
 Series 2006-6, Class A2
 5.309%, due 10/10/45                                  500,000        501,736
 Series 2005-6, Class A4
 5.353%, due 9/10/47 (b)                             1,000,000        995,566
 Series 2006-4, Class A3A
 5.60%, due 7/10/46                                    250,000        254,136
 Series 2006-4, Class A4
 5.634%, due 7/10/46                                   500,000        508,770
 Series 2006-2, Class AAB
 5.912%, due 5/10/45 (b)                               500,000        513,578
 Series 2006-2, Class A4
 5.93%, due 5/10/45 (b)                                730,000        752,674
Banc of America Funding Corp.
 Series 2006-7, Class T2A3
 5.695%, due 10/25/36                                  500,000        500,610
Bear Stearns Adjustable Rate
 Mortgage Trust
 Series 2005-8, Class A4
 5.094%, due 8/25/35 (a)(b)                            500,000        490,004
Bear Stearns Commercial
 Mortgage Securities
 Series 2006-PW11, Class A4
 5.625%, due 3/11/39 (b)                             1,000,000      1,012,616
 Series 2006-PW12, Class AAB
 5.87%, due 9/11/38 (b)                                250,000        256,196
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2005-CD1, Class AM
 5.40%, due 7/15/44 (b)                              1,000,000        993,853

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Commercial Mortgage
 Pass Through Certificates
 Series 2006-C8, Class AAB
 5.291%, due 12/10/46                               $  500,000   $    499,462
 Series 2006-C8, Class A4
 5.306%, due 12/10/46                                  500,000        496,531
CW Capital Cobalt, Ltd.
 Series 2006-C1, Class A4
 5.223%, due 8/15/48                                   500,000        492,475
First Horizon Alternative
 Mortgage Securities
 Series 2006-AA6, Class 1A1
 5.673%, due 10/25/36 (b)                              726,732        729,463
GMAC Commercial Mortgage Securities, Inc.
 Series 2006-C1, Class A4
 5.238%, due 11/10/45 (b)                            1,000,000        991,309
JPMorgan Chase Commercial Mortgage Securities
 Corp.
 Series 2004-C3, Class A5
 4.878%, due 1/15/42                                   510,000        496,384
 Series 2006-LDP8, Class A4
 5.399%, due 5/15/45                                   500,000        499,527
 Series 2006-CB17, Class A4
 5.429%, due 12/12/43                                  500,000        500,972
 Series 2006-CB16, Class A3B
 5.579%, due 5/12/45                                   500,000        506,008
 Series 2006-CB15, Class A4
 5.814%, due 6/12/43 (b)                               500,000        515,372
JPMorgan Mortgage Trust
 Series 2006-A4, Class 1A1
 5.842%, due 6/25/36 (b)                             1,152,427      1,166,470
LB-UBS Commercial Mortgage Trust
 Series 2006-C7, Class A3
 5.347%, due 11/15/38                                  500,000        498,529
 Series 2006-C6, Class A4
 5.372%, due 9/15/39                                 1,000,000        999,204
 Series 2006-C4, Class AAB
 6.072%, due 6/15/32 (b)                               300,000        310,973
Merrill Lynch Mortgage Trust
 Series 2005-MKB2, Class A4
 5.204%, due 9/12/42 (b)                             1,000,000        991,610
 Series 2005-LC1, Class A4
 5.291%, due 1/12/44 (b)                               500,000        497,859
Morgan Stanley Capital I
 Series 2006-IQ12, Class A4
 5.332%, due 12/15/43                                  500,000        497,318
 Series 2006-HQ9, Class AM
 5.773%, due 7/12/44 (b)                               500,000        512,148

 12 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
-----------------------------------------------------------------------------
Structured Adjustable Rate Mortgage
 Loan Trust
 Series 2006-8, Class 4A3
 5.739%, due 9/25/36 (b)                            $  500,000   $    498,132
 Series 2005-22, Class 5A2
 6.005%, due 12/25/35 (b)                              765,184        767,575
 Series 2006-5, Class 1A1
 6.112%, due 6/25/36 (b)                               790,088        804,230
TBW Mortgage-Backed
 Pass Through Certificates
 Series 2006-6, Class A2B
 5.66%, due 1/25/37                                    500,000        498,596
Wachovia Bank Commercial Mortgage Trust
 Series 2005-C18, Class A4
 4.935%, due 4/15/42                                 1,000,000        974,459
 Series 2006-C29, Class AM
 5.339%, due 11/15/48                                  500,000        495,738
Wells Fargo Mortgage Backed
 Securities Trust
 Series 2007-AR3, Class A2
 5.75%, due 4/25/37 (b)                              1,000,000        999,062
                                                                 ------------
Total Commercial Mortgage Loans
 (Cost $23,066,249)                                                23,019,145
                                                                 ------------

CORPORATE BONDS (11.9%)
-----------------------------------------------------------------------------
ADVERTISING (0.1%)
R.H. Donnelley Corp.
 8.875%, due 1/15/16                                   250,000        271,250
                                                                 ------------

AEROSPACE & DEFENSE (0.2%)
Lockheed Martin Corp.
 7.65%, due 5/1/16                                     100,000        115,940
Northrop Grumman Corp.
 7.125%, due 2/15/11                                   100,000        106,884
Northrop Grumman Space & Mission Systems Corp.
 Series D
 6.38%, due 5/19/08                                    400,000        401,957
Raytheon Co.
 6.40%, due 12/15/18                                    50,000         54,067
 6.75%, due 8/15/07                                     58,000         58,186
TransDigm, Inc.
 7.75%, due 7/15/14                                    100,000        103,750
                                                                 ------------
                                                                      840,784
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
AGRICULTURE (0.0%)++
Archer-Daniels-Midland Co.
 8.125%, due 6/1/12                                 $  100,000   $    112,332
                                                                 ------------

AUTO MANUFACTURERS (0.1%)
DaimlerChrysler N.A. Holding Corp.
 7.30%, due 1/15/12                                    250,000        269,565
General Motors Corp.
 8.375%, due 7/15/33 (c)                               185,000        167,194
                                                                 ------------
                                                                      436,759
                                                                 ------------
BANKS (0.9%)
Bank of America Corp.
 5.75%, due 8/15/16                                    125,000        127,750
 5.875%, due 2/15/09                                   500,000        507,024
Bank One Corp.
 Series A
 6.00%, due 2/17/09                                    250,000        253,416
Deutsche Bank Financial, Inc.
 7.50%, due 4/25/09                                    100,000        104,288
FleetBoston Financial Corp.
 3.85%, due 2/15/08                                    250,000        247,051
Key Bank N.A.
 5.80%, due 7/1/14                                     175,000        179,188
Mercantile-Safe Deposit & Trust Co.
 5.70%, due 11/15/11                                   100,000        102,351
National City Bank
 4.625%, due 5/1/13                                    250,000        244,919
PNC Bank N.A.
 5.25%, due 1/15/17                                     75,000         73,559
Popular North America, Inc.
 5.65%, due 4/15/09                                    375,000        377,200
SunTrust Banks, Inc.
 5.45%, due 12/1/17                                     50,000         49,915
Wachovia Bank N.A.
 4.875%, due 2/1/15                                    350,000        339,096
Wachovia Corp.
 6.25%, due 8/4/08                                     100,000        100,778
Wells Fargo Bank N.A.
 5.75%, due 5/16/16                                    300,000        309,301
 5.95%, due 8/26/36                                    250,000        254,290
 6.45%, due 2/1/11                                     250,000        261,784
                                                                 ------------
                                                                    3,531,910
                                                                 ------------
BEVERAGES (0.1%)
Anheuser-Busch Cos., Inc.
 5.75%, due 4/1/10                                     100,000        101,861
Coca-Cola Enterprises, Inc.
 7.00%, due 5/15/98                                    100,000        110,026
                                                                 ------------
                                                                      211,887
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
BUILDING MATERIALS (0.1%)
Masco Corp.
 5.75%, due 10/15/08                                $  200,000   $    200,828
Nortek, Inc.
 8.50%, due 9/1/14                                     250,000        246,875
NTK Holdings, Inc.
 (zero coupon), due 3/1/14 (c)                         100,000         75,000
                                                                 ------------
                                                                      522,703
                                                                 ------------
CHEMICALS (0.2%)
Dow Chemical Co. (The)
 8.55%, due 10/15/09                                   100,000        107,198
MacDermid, Inc.
 9.50%, due 4/15/17 (a)                                150,000        155,625
Mosaic Global Holdings, Inc.
 7.625%, due 12/1/16 (a)(c)                            250,000        266,875
PQ Corp.
 7.50%, due 2/15/13                                    250,000        263,125
                                                                 ------------
                                                                      792,823
                                                                 ------------
COMMERCIAL SERVICES (0.3%)
Aramark Corp.
 8.50%, due 2/1/15 (a)                                 250,000        261,562
Concentra Operating Corp.
 9.125%, due 6/1/12                                    150,000        160,125
 9.50%, due 8/15/10                                    100,000        105,500
Hertz Corp., (The)
 8.875%, due 1/1/14                                    200,000        215,500
Iron Mountain, Inc.
 8.75%, due 7/15/18                                    150,000        162,750
McKesson Corp.
 5.25%, due 3/1/13                                     125,000        124,744
United Rentals, Inc.
 7.75%, due 11/15/13                                   300,000        312,000
                                                                 ------------
                                                                    1,342,181
                                                                 ------------
COMPUTERS (0.1%)
Activant Solutions, Inc.
 9.50%, due 5/1/16                                     250,000        247,500
SunGard Data Systems, Inc.
 9.125%, due 8/15/13                                   250,000        268,125
                                                                 ------------
                                                                      515,625
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (1.7%)
Ameriprise Financial, Inc.
 5.35%, due 11/15/10                                    50,000         50,394
Capital One Bank
 5.125%, due 2/15/14                                   100,000         97,717
Caterpillar Financial Services Corp.
 4.30%, due 6/1/10                                      50,000         48,933
CIT Group, Inc.
 5.65%, due 2/13/17                                    300,000        295,844

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Citigroup, Inc.
 5.875%, due 2/22/33                                $  250,000   $    248,496
Countrywide Financial Corp.
 6.25%, due 5/15/16                                    300,000        303,063
Countrywide Home Loans, Inc.
 5.625%, due 5/15/07                                   100,000        100,011
Credit Suisse First Boston USA, Inc.
 4.625%, due 1/15/08                                   250,000        248,711
Ford Motor Credit Co.
 7.45%, due 7/16/31 (c)                                 35,000         27,694
 9.875%, due 8/10/11                                   250,000        266,215
General Electric Capital Corp.
 Series A
 6.75%, due 3/15/32                                    250,000        284,645
General Motors Acceptance Corp.
 6.875%, due 9/15/11                                   200,000        200,672
Goldman Sachs Group, Inc. (The)
 5.35%, due 1/15/16                                    150,000        148,056
 5.70%, due 9/1/12                                     150,000        152,948
HSBC Finance Corp.
 4.75%, due 7/15/13                                  1,000,000        967,676
 6.375%, due 10/15/11                                   50,000         52,140
John Deere Capital Corp.
 3.90%, due 1/15/08                                    250,000        247,560
Jostens IH Corp.
 7.625%, due 10/1/12                                   200,000        204,750
JPMorgan Chase & Co.
 5.15%, due 10/1/15                                    100,000         98,389
 5.75%, due 1/2/13                                     250,000        256,532
Lehman Brothers Holdings, Inc.
 5.75%, due 7/18/11                                    125,000        127,734
 7.00%, due 2/1/08                                     150,000        151,559
MBNA Corp.
 6.125%, due 3/1/13                                    100,000        104,224
Merrill Lynch & Co., Inc.
 Series B
 4.00%, due 11/15/07                                   250,000        248,045
Morgan Stanley
 Series E
 5.45%, due 1/9/17                                     850,000        840,322
 6.60%, due 4/1/12                                     125,000        132,390
 6.75%, due 10/15/13                                   125,000        134,659
National Rural Utilities Cooperative Finance Corp.
 5.75%, due 8/28/09                                    250,000        254,026
Pricoa Global Funding I
 4.625%, due 6/25/12 (a)                               200,000        193,931
Rainbow National Services LLC
 10.375%, due 9/1/14 (a)                               200,000        225,250
Snoqualmie Entertainment Authority
 9.125%, due 2/1/15 (a)                                100,000        103,500

 14 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Textron Financial Corp.
 4.125%, due 3/3/08                                 $   25,000   $     24,761
Toyota Motor Credit Corp.
 4.25%, due 3/15/10                                     50,000         49,253
                                                                 ------------
                                                                    6,890,100
                                                                 ------------
ELECTRIC (1.9%)
Alabama Power Co.
 Series FF
 5.20%, due 1/15/16                                     50,000         49,377
American Electric Power Co., Inc.
 Series C
 5.375%, due 3/15/10                                   100,000        100,761
Arizona Public Service Co.
 5.50%, due 9/1/35                                     325,000        293,426
Cleveland Electric Illuminating Co. (The)
 5.70%, due 4/1/17                                     700,000        698,388
Consolidated Edison Co. of New York, Inc.
 3.85%, due 6/15/13                                  1,000,000        926,029
Consumers Energy Co.
 Series C
 4.25%, due 4/15/08                                    125,000        123,684
 Series B
 5.375%, due 4/15/13                                   100,000         99,972
Dominion Resources, Inc.
 Series D
 5.125%, due 12/15/09                                1,250,000      1,249,201
 Series B
 6.25%, due 6/30/12                                    100,000        104,938
DTE Energy Co.
 Series A
 6.65%, due 4/15/09                                    100,000        102,654
Duke Energy Corp.
 6.25%, due 1/15/12                                    125,000        130,579
Entergy Mississippi, Inc.
 5.15%, due 2/1/13                                     250,000        244,516
FirstEnergy Corp.
 Series B
 6.45%, due 11/15/11                                   125,000        131,102
Niagara Mohawk Power Corp.
 7.75%, due 10/1/08                                    100,000        103,311
Northern States Power Co.
 6.875%, due 8/1/09                                    100,000        103,604
NRG Energy, Inc.
 7.375%, due 2/1/16                                    250,000        259,687
Pacific Gas & Electric Co.
 4.80%, due 3/1/14                                     100,000         97,104
 5.80%, due 3/1/37                                     300,000        295,618
Peco Energy Co.
 3.50%, due 5/1/08                                     100,000         98,279

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
ELECTRIC (CONTINUED)
Pepco Holdings, Inc.
 6.45%, due 8/15/12                                 $  400,000   $    419,303
 7.45%, due 8/15/32                                     50,000         57,329
Progress Energy, Inc.
 5.625%, due 1/15/16                                    50,000         50,526
 6.85%, due 4/15/12                                     25,000         26,806
 7.10%, due 3/1/11                                      47,000         50,200
PSE&G Power LLC
 7.75%, due 4/15/11                                    100,000        108,640
Public Service Electric & Gas Co.
 6.375%, due 5/1/08                                    750,000        756,992
San Diego Gas & Electric Co.
 5.35%, due 5/15/35                                     50,000         46,940
Southern California Edison Co.
 6.65%, due 4/1/29                                     100,000        109,750
TXU Electric Delivery Co.
 5.725%, due 9/16/08 (a)(b)                          1,000,000      1,000,017
Union Electric Co.
 5.40%, due 2/1/16                                      50,000         48,873
                                                                 ------------
                                                                    7,887,606
                                                                 ------------
ENGINEERING & CONSTRUCTION (0.1%)
Esco Corp.
 8.625%, due 12/15/13 (a)                              250,000        263,750
                                                                 ------------

ENTERTAINMENT (0.2%)
Isle of Capri Casinos, Inc.
 7.00%, due 3/1/14                                     150,000        147,750
Marquee, Inc.
 Series B
 8.625%, due 8/15/12                                   300,000        319,500
Pokagon Gaming Authority
 10.375%, due 6/15/14 (a)                               40,000         44,800
Tunica-Biloxi Gaming Authority
 9.00%, due 11/15/15 (a)                               250,000        265,625
Warner Music Group
 7.375%, due 4/15/14                                   100,000         96,000
WMG Holdings Corp.
 (zero coupon), due 12/15/14
 9.50%, beginning 12/15/09                             100,000         76,000
                                                                 ------------
                                                                      949,675
                                                                 ------------
ENVIRONMENTAL CONTROL (0.1%)
Allied Waste North America
 7.875%, due 4/15/13                                   150,000        156,750
Republic Services, Inc.
 6.75%, due 8/15/11                                     25,000         26,302
Waste Services, Inc.
 9.50%, due 4/15/14                                    150,000        158,250
                                                                 ------------
                                                                      341,302
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
FOOD (0.4%)
Corn Products International, Inc.
 8.25%, due 7/15/07                                 $  500,000   $    502,331
General Mills, Inc.
 3.875%, due 11/30/07                                  100,000         99,145
 5.70%, due 2/15/17                                    400,000        402,922
Kellogg Co.
 Series B
 7.45%, due 4/1/31                                     100,000        117,852
Kroger Co. (The)
 4.95%, due 1/15/15                                    100,000         94,105
Pepsi Bottling Holdings, Inc.
 5.625%, due 2/17/09 (a)                               100,000        100,816
Safeway, Inc.
 6.50%, due 3/1/11                                     100,000        103,921
Unilever Capital Corp.
 7.125%, due 11/1/10                                   100,000        106,164
                                                                 ------------
                                                                    1,527,256
                                                                 ------------
FOREST PRODUCTS & PAPER (0.0%)++
Weyerhaeuser Co.
 6.75%, due 3/15/12                                    100,000        105,325
                                                                 ------------

GAS (0.0%)++
Atmos Energy Corp.
 4.00%, due 10/15/09                                    50,000         48,525
                                                                 ------------
HEALTH CARE-PRODUCTS (0.0%)++
Advanced Medical Optics, Inc.
 7.50%, due 5/1/17 (a)                                  55,000         56,650
                                                                 ------------
HEALTH CARE-SERVICES (0.1%)
Aetna, Inc.
 7.875%, due 3/1/11                                     50,000         54,630
HCA, Inc.
 9.25%, due 11/15/16 (a)                               200,000        218,000
Quest Diagnostics, Inc.
 5.125%, due 11/1/10                                    25,000         24,830
WellPoint, Inc.
 5.00%, due 12/15/14                                    50,000         48,617
                                                                 ------------
                                                                      346,077
                                                                 ------------
HOME BUILDERS (0.1%)
Centex Corp.
 4.875%, due 8/15/08                                   100,000         98,915
Lennar Corp.
 Series B
 5.125%, due 10/1/10                                   100,000         98,035
Meritage Homes Corp.
 6.25%, due 3/15/15                                    300,000        279,000
                                                                 ------------
                                                                      475,950
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
HOME FURNISHINGS (0.1%)
ALH Finance LLC/ALH Finance Corp.
 8.50%, due 1/15/13 (c)                             $  200,000   $    201,000
                                                                 ------------

INSURANCE (0.5%)
Allstate Corp. (The)
 7.20%, due 12/1/09                                    100,000        104,955
American International Group, Inc.
 4.70%, due 10/1/10                                    100,000         98,947
 6.25%, due 5/1/36                                     450,000        476,942
ASIF Global Financing XVIII
 3.85%, due 11/26/07 (a)                                50,000         49,565
Berkshire Hathaway Finance Corp.
 4.625%, due 10/15/13                                  100,000         96,946
CIGNA Corp.
 7.00%, due 1/15/11                                    100,000        105,682
Hartford Financial Services
 Group, Inc. (The)
 5.55%, due 8/16/08                                    500,000        501,807
Nationwide Financial Services, Inc.
 5.10%, due 10/1/15                                     25,000         24,195
Principal Financial Group, Inc.
 6.05%, due 10/15/36                                   300,000        304,973
Principal Life Income Funding Trust
 5.20%, due 11/15/10                                    25,000         25,195
Prudential Financial, Inc.
 5.70%, due 12/14/36                                   250,000        240,655
                                                                 ------------
                                                                    2,029,862
                                                                 ------------
LEISURE TIME (0.1%)
Leslie's Poolmart, Inc.
 7.75%, due 2/1/13                                     200,000        202,000
                                                                 ------------

LODGING (0.0%)++
Harrah's Operating Co., Inc.
 5.625%, due 6/1/15                                     50,000         43,000
Station Casinos, Inc.
 7.75%, due 8/15/16                                    150,000        156,000
                                                                 ------------
                                                                      199,000
                                                                 ------------
MACHINERY--CONSTRUCTION & MINING (0.0%)++
Caterpillar, Inc.
 7.25%, due 9/15/09                                    100,000        104,774
                                                                 ------------

MEDIA (0.6%)
Belo Corp.
 8.00%, due 11/1/08                                    750,000        776,143
CBD Media Holdings/CBD Holdings Finance, Inc.
 9.25%, due 7/15/12                                    150,000        157,500
Charter Communications Operating LLC
 8.00%, due 4/30/12 (a)                                200,000        209,500

 16 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
MEDIA (CONTINUED)
Comcast Cable Communications Holdings, Inc.
 8.375%, due 3/15/13                                $  150,000   $    172,006
Comcast Corp.
 6.45%, due 3/15/37                                    200,000        202,267
 6.50%, due 1/15/15                                    100,000        105,813
Idearc, Inc.
 8.00%, due 11/15/16 (a)                               150,000        156,375
News America Holdings, Inc.
 9.25%, due 2/1/13                                     100,000        118,242
Time Warner Cable, Inc.
 6.55%, due 5/1/37 (a)(d)                              300,000        303,397
Walt Disney Co. (The)
 7.00%, due 3/1/32                                     100,000        115,384
                                                                 ------------
                                                                    2,316,627
                                                                 ------------
MISCELLANEOUS--MANUFACTURING (0.3%)
3M Co.
 5.70%, due 3/15/37                                    400,000        398,848
American Railcar Industries, Inc.
 7.50%, due 3/1/14 (a)                                 200,000        207,250
Parker Hannifin Corp.
 7.30%, due 5/15/11                                    500,000        538,102
                                                                 ------------
                                                                    1,144,200
                                                                 ------------
OIL & GAS (0.6%)
Chesapeake Energy Corp.
 6.625%, due 1/15/16                                   250,000        253,750
Comstock Resources, Inc.
 6.875%, due 3/1/12                                    200,000        195,500
Devon Financing Corp. LLC
 6.875%, due 9/30/11                                   125,000        133,247
Enterprise Products Operating, L.P.
 4.95%, due 6/1/10                                     100,000         99,288
Motiva Enterprises LLC
 5.20%, due 9/15/12 (a)                                200,000        199,235
Pemex Project Funding Master Trust
 Series Reg S
 5.75%, due 12/15/15                                   500,000        507,750
 7.375%, due 12/15/14                                  538,000        601,484
Stone Energy Corp.
 8.106%, due 7/15/10 (a)(b)                            250,000        250,000
USX Corp.
 6.85%, due 3/1/08                                     100,000        101,108
                                                                 ------------
                                                                    2,341,362
                                                                 ------------
OIL & GAS SERVICES (0.0%)++
Allis-Chalmers Energy, Inc.
 8.50%, due 3/1/17                                     200,000        201,000
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
PACKAGING & CONTAINERS (0.1%)
Graham Packaging Co., Inc.
 8.50%, due 10/15/12                                $  250,000   $    255,000
                                                                 ------------

PHARMACEUTICALS (0.2%)
Bristol-Myers Squibb Co.
 5.875%, due 11/15/36                                  400,000        397,492
Eli Lilly & Co.
 4.50%, due 3/15/18                                    100,000         92,107
 7.125%, due 6/1/25                                    100,000        114,378
Merck & Co., Inc.
 4.75%, due 3/1/15                                     100,000         96,308
Pfizer, Inc.
 4.65%, due 3/1/18                                      50,000         47,384
Schering-Plough Corp.
 5.55%, due 12/1/13                                    100,000        102,203
                                                                 ------------
                                                                      849,872
                                                                 ------------
PIPELINES (0.2%)
Duke Capital LLC
 7.50%, due 10/1/09                                    350,000        367,936
MarkWest Energy Partners, L.P./MarkWest Energy
 Finance Corp.
 Series B
 6.875%, due 11/1/14                                   150,000        147,375
Targa Resources, Inc.
 8.50%, due 11/1/13 (a)                                150,000        154,500
                                                                 ------------
                                                                      669,811
                                                                 ------------
REAL ESTATE (0.0%)++
ERP Operating, L.P.
 7.125%, due 10/15/17                                  100,000        112,665
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS (0.7%)
Archstone-Smith Operating Trust
 5.25%, due 5/1/15                                      25,000         24,583
AvalonBay Communities, Inc.
 6.125%, due 11/1/12                                   250,000        260,116
Camden Property Trust
 4.375%, due 1/15/10                                    65,000         63,743
Hospitality Properties Trust
 5.125%, due 2/15/15                                   250,000        240,683
Liberty Property, L.P.
 8.50%, due 8/1/10                                     125,000        137,161
New Plan Excel Realty Trust
 4.50%, due 2/1/11                                     500,000        484,428
 5.25%, due 9/15/15                                    125,000        120,623
ProLogis
 5.625%, due 11/15/16                                  100,000        100,935
Regency Centers, L.P.
 6.75%, due 1/15/12                                    200,000        211,749

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   17

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Simon Property Group, L.P.
 5.25%, due 12/1/16                                 $  600,000   $    588,049
 6.375%, due 11/15/07                                  100,000        100,454
Weingarten Realty Investors
 7.00%, due 7/15/11                                    500,000        534,867
                                                                 ------------
                                                                    2,867,391
                                                                 ------------
RETAIL (0.4%)
Federated Department Stores, Inc.
 6.30%, due 4/1/09                                     250,000        254,806
Home Depot, Inc.
 5.875%, due 12/16/36                                  450,000        436,167
J.C. Penney Co., Inc.
 8.00%, due 3/1/10                                     250,000        267,551
Lowe's Cos., Inc.
 5.80%, due 10/15/36                                   425,000        410,457
May Department Stores Co. (The)
 5.95%, due 11/1/08                                    100,000        100,940
Neiman Marcus Group, Inc. (The)
 9.00%, due 10/15/15 (e)                               200,000        220,500
Yum! Brands, Inc.
 6.25%, due 4/15/16                                    125,000        128,616
                                                                 ------------
                                                                    1,819,037
                                                                 ------------
SAVINGS & LOANS (0.1%)
Washington Mutual Bank
 5.95%, due 5/20/13                                    250,000        254,776
                                                                 ------------

SEMICONDUCTORS (0.1%)
Freescale Semiconductor, Inc.
 8.875%, due 12/15/14 (a)                              250,000        250,312
                                                                 ------------

TELECOMMUNICATIONS (0.9%)
Ameritech Capital Funding Corp.
 6.55%, due 1/15/28                                    100,000         99,651
BellSouth Corp.
 6.00%, due 10/15/11                                   250,000        258,187
CenturyTel, Inc.
 Series F
 6.30%, due 1/15/08                                    750,000        753,482
Cincinnati Bell, Inc.
 8.375%, due 1/15/14                                   300,000        307,125
Embarq Corp.
 7.995%, due 6/1/36                                     90,000         95,189
GCI, Inc.
 7.25%, due 2/15/14                                    250,000        250,000
GTE South, Inc.
 Series C
 6.00%, due 2/15/08                                    300,000        301,564

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TELECOMMUNICATIONS (CONTINUED)
Motorola, Inc.
 4.608%, due 11/16/07                               $  100,000   $     99,537
New Cingular Wireless Services, Inc.
 7.875%, due 3/1/11                                    100,000        109,543
SBC Communications, Inc.
 5.875%, due 2/1/12                                    500,000        513,645
Sprint Capital Corp.
 6.125%, due 11/15/08                                  150,000        151,644
 8.75%, due 3/15/32                                    350,000        413,051
Verizon Communications, Inc.
 6.25%, due 4/1/37                                     235,000        235,491
                                                                 ------------
                                                                    3,588,109
                                                                 ------------
TEXTILES (0.1%)
INVISTA
 9.25%, due 5/1/12 (a)                                 150,000        159,375
Simmons Co.
 7.875%, due 1/15/14                                   250,000        256,875
                                                                 ------------
                                                                      416,250
                                                                 ------------
TRANSPORTATION (0.2%)
Burlington Northern Santa Fe Corp.
 6.15%, due 5/1/37                                     500,000        504,064
 7.125%, due 12/15/10                                  100,000        106,374
CSX Corp.
 7.45%, due 5/1/07                                     100,000        100,000
Norfolk Southern Corp.
 6.75%, due 2/15/11                                    100,000        104,904
 7.05%, due 5/1/37                                      25,000         27,498
Union Pacific Corp.
 6.65%, due 1/15/11                                    100,000        104,594
                                                                 ------------
                                                                      947,434
                                                                 ------------
TRUCKING & LEASING (0.0%)++
TTX Co.
 5.00%, due 4/1/12 (a)                                 100,000         98,547
                                                                 ------------
Total Corporate Bonds
 (Cost $48,039,631)                                                48,339,499
                                                                 ------------

FOREIGN BONDS (2.3%)
-----------------------------------------------------------------------------
BANKS (0.1%)
ICICI Bank, Ltd.
 5.75%, due 1/12/12 (a)                                107,000        107,662
Nordea Bank Sweden AB
 5.25%, due 11/30/12 (a)                               200,000        199,705
                                                                 ------------
                                                                      307,367
                                                                 ------------

 18 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
-----------------------------------------------------------------------------
BEVERAGES (0.1%)
Diageo Capital PLC
 3.375%, due 3/20/08                                $  100,000   $     98,258
 5.125%, due 1/30/12                                   250,000        249,171
                                                                 ------------
                                                                      347,429
                                                                 ------------
CHEMICALS (0.1%)
Ineos Group Holdings PLC
 8.50%, due 2/15/16 (a)(c)                             250,000        241,875
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (0.2%)
CIT Group Co. of Canada
 5.20%, due 6/1/15                                     250,000        239,698
Majapahit Holding B.V.
 7.75%, due 10/17/16 (a)                               100,000        105,875
Petroplus Finance, Ltd.
 6.75%, due 5/1/14 (a)(d)                              200,000        201,000
UFJ Finance Aruba AEC
 6.75%, due 7/15/13                                    100,000        107,783
                                                                 ------------
                                                                      654,356
                                                                 ------------
FOREIGN GOVERNMENTS (0.9%)
Aruba Government
 6.55%, due 11/28/18 (a)                               150,000        149,730
Dominican Republic
 9.04%, due 1/23/18 (a)                                 36,068         41,929
Federal Republic of Brazil
 7.875%, due 3/7/15                                    230,000        263,350
 8.75%, due 2/4/25                                     215,000        282,080
Republic of Argentina
 8.28%, due 12/31/33                                   100,160        107,772
Republic of Colombia
 7.375%, due 9/18/37                                   107,000        119,626
 8.25%, due 12/22/14                                   180,000        207,000
Republic of Costa Rica
 6.548%, due 3/20/14 (a)                               134,000        138,020
Republic of Ecuador
 12.00%, due 11/15/12 (a)                               57,120         55,978
Republic of Indonesia
 6.875%, due 3/9/17 (a)                                110,000        116,600
 7.25%, due 4/20/15 (a)                                  9,000          9,731
Republic of Panama
 7.25%, due 3/15/15                                    150,000        164,250
 8.875%, due 9/30/27                                    55,000         71,225
Republic of Peru
 8.375%, due 5/3/16                                     15,000         17,940
 9.875%, due 2/6/15                                     70,000         89,075
Republic of Philippines
 7.75%, due 1/14/31                                     25,000         28,312
 8.875%, due 3/17/15                                   250,000        293,437
 9.875%, due 1/15/19                                    68,000         87,975

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREIGN GOVERNMENTS (CONTINUED)
Republic of South Africa
 6.50%, due 6/2/14                                  $  120,000   $    127,800
Republic of Turkey
 7.25%, due 3/15/15                                    180,000        187,650
 7.375%, due 2/5/25                                    134,000        138,020
Republic of Uruguay
 7.875%, due 1/15/33 (e)                                50,000         57,375
 8.00%, due 11/18/22                                   140,000        160,650
Republic of Venezuela
 8.50%, due 10/8/14                                    190,000        209,570
Russian Federation
 7.50%, due 3/31/30 (a)                                240,790        273,598
State of Israel
 5.50%, due 11/9/16                                     60,000         60,176
Ukraine Government
 6.58%, due 11/21/16 (a)                               200,000        203,000
                                                                 ------------
                                                                    3,661,869
                                                                 ------------
HOLDING COMPANIES--DIVERSIFIED (0.0%)++
JSG Funding PLC
 9.625%, due 10/1/12                                    23,000         24,208
                                                                 ------------

INVESTMENT COMPANY (0.0%)++
Temasek Financial I, Ltd.
 4.50%, due 9/21/15 (a)                                150,000        143,029
                                                                 ------------

MEDIA (0.0%)++
Thomson Corp. (The)
 5.75%, due 2/1/08                                      75,000         75,275
                                                                 ------------

MINING (0.1%)
Codelco, Inc.
 4.75%, due 10/15/14 (a)                               120,000        115,406
 6.15%, due 10/24/36 (a)                                65,000         67,405
Novelis, Inc.
 7.25%, due 2/15/15                                    300,000        316,125
                                                                 ------------
                                                                      498,936
                                                                 ------------
OIL & GAS (0.2%)
Gaz Capital for Gazprom
 6.51%, due 3/7/22 (a)                                 260,000        267,475
OPTI Canada, Inc.
 8.25%, due 12/15/14 (a)                               250,000        264,375
Petroliam Nasional Berhad
 7.75%, due 8/15/15 (a)                                200,000        233,068
                                                                 ------------
                                                                      764,918
                                                                 ------------
REAL ESTATE (0.1%)
Westfield Capital Corp., Ltd./WT Finance Aust Pty,
 Ltd./WEA Finance LLC
 4.375%, due 11/15/10 (a)                              500,000        487,366
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   19

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
-----------------------------------------------------------------------------
REGIONAL GOVERNMENT (0.1%)
Province of Ontario
 5.50%, due 10/1/08                                 $  250,000   $    251,417
                                                                 ------------

TELECOMMUNICATIONS (0.4%)
Deutsche Telekom International Finance B.V.
 8.00%, due 6/15/10                                    250,000        270,522
Intelsat Subsidiary Holding Co., Ltd.
 8.625%, due 1/15/15                                   200,000        213,750
Telecom Italia Capital S.A.
 6.375%, due 11/15/33                                  100,000         97,270
Telefonica Emisones SAU
 7.045%, due 6/20/36                                   250,000        268,232
Telefonica Europe B.V.
 7.75%, due 9/15/10                                    100,000        107,723
Vodafone Group PLC
 7.75%, due 2/15/10                                    750,000        799,398
                                                                 ------------
                                                                    1,756,895
                                                                 ------------
Total Foreign Bonds
 (Cost $9,060,318)                                                  9,214,940
                                                                 ------------

LOAN ASSIGNMENTS & PARTICIPATIONS (6.2%) (F)
-----------------------------------------------------------------------------
AUTOMOBILE (0.1%)
Goodyear Tire & Rubber Co. (The)
 2nd Lien Term Loan
 7.10%, due 4/30/10                                    500,000        501,772
                                                                 ------------

BEVERAGE, FOOD & TOBACCO (0.1%)
Dole Food Co., Inc.
 Credit Link Deposit
 5.226%, due 4/12/13                                    46,512         46,447
 Tranche C Term Loan
 7.456%, due 4/12/13                                   345,349        344,869
 Tranche B Term Loan
 7.541%, due 4/12/13                                   103,605        103,461
                                                                 ------------
                                                                      494,777
                                                                 ------------
BROADCASTING & ENTERTAINMENT (0.3%)
Atlantic Broadband Finance LLC
 Tranche B2 Term Loan
 7.60%, due 9/1/11                                     500,000        504,688
CSC Holdings, Inc.
 Incremental Term Loan
 7.084%, due 3/29/13                                   495,000        496,609
                                                                 ------------
                                                                    1,001,297
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
BUILDINGS & REAL ESTATE (0.2%)
General Growth Properties, Inc.
 Tranche A1 Term Loan
 6.57%, due 2/24/10                                 $  348,684   $    347,641
Macerich Partnership L.P.
 Term Loan
 6.875%, due 4/26/10                                   500,000        499,792
                                                                 ------------
                                                                      847,433
                                                                 ------------
CARGO TRANSPORT (0.1%)
Laidlaw International, Inc.
 Canadian Term Loan B
 7.09%, due 7/31/13                                    124,375        124,686
 Term Loan B
 7.09%, due 7/31/13                                    373,125        374,058
                                                                 ------------
                                                                      498,744
                                                                 ------------
CHEMICALS, PLASTICS & RUBBER (0.8%)
Brenntag Holding GmbH and Co.
 Acquisition Term Loan
 7.887%, due 1/20/14                                   186,545        188,528
 Term Loan B2
 7.887%, due 1/20/14                                   763,455        770,851
Celanese U.S. Holdings LLC
 Synthetic Letter of Credit
 7.07%, due 4/2/14                                     142,857        143,512
 Dollar Term Loan
 7.099%, due 4/2/14                                    357,143        358,780
Huntsman International LLC
 Term B Dollar Facility
 7.07%, due 8/16/12                                    369,418        369,949
INEOS Group, Ltd.
 Tranche A4 Term Loan
 7.581%, due 12/17/12                                  450,000        452,438
Lucite International US Finco, Ltd.
 Delayed Draw Term Loan B2
 3.108%, due 7/8/13 (g)                                 33,588         35,048
 Term Loan B1
 8.07%, due 7/8/13                                     367,452        371,586
Rockwood Specialties Group, Inc.
 Tranche E Term Loan
 7.355%, due 7/30/12                                   661,253        666,088
                                                                 ------------
                                                                    3,356,780
                                                                 ------------
CONTAINERS, PACKAGING & GLASS (0.1%)
Graham Packaging Holdings Co.
 1st Lien Term Loan
 7.625%, due 10/7/11                                   500,000        502,604
                                                                 ------------

 20 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
-----------------------------------------------------------------------------
DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS &
 MINERALS (0.1%)
Georgia-Pacific Corp.
 Term Loan B
 7.091%, due 12/20/12                               $  325,875   $    327,349
                                                                 ------------

DIVERSIFIED/CONGLOMERATE MANUFACTURING (0.0%)++
Invensys International Holdings, Ltd.
 Tranche A Term Loan
 7.347%, due 1/15/11                                    78,689         79,180
 Term A Bonding
 7.36%, due 12/15/10                                    71,311         71,757
                                                                 ------------
                                                                      150,937
                                                                 ------------
DIVERSIFIED/CONGLOMERATE SERVICE (0.1%)
SunGard Data Systems, Inc.
 Term Loan
 7.36%, due 2/28/14                                    493,737        497,564
                                                                 ------------

ELECTRONICS (0.1%)
Sensata Technologies Finance Co. LLC
 Term Loan
 7.10%, due 4/26/13                                    496,250        495,601
                                                                 ------------

FINANCE (0.2%)
Hertz Corp. (The)
 Letter of Credit
 5.35%, due 12/21/12                                    55,556         55,894
 Tranche B Term Loan
 7.082%, due 12/21/12                                  310,333        312,225
Rental Services Corp.
 2nd Lien Term Loan
 8.857%, due 12/2/13                                   250,000        253,500
 1st Lien Term Loan
 8.933%, due 11/30/12                                  248,750        249,683
                                                                 ------------
                                                                      871,302
                                                                 ------------
GROCERY (0.1%)
Roundy's Supermarkets, Inc.
 Tranche B Term Loan
 8.09%, due 11/3/11                                    495,309        498,529
                                                                 ------------
HEALTHCARE, EDUCATION & CHILDCARE (0.7%)
Alliance Imaging, Inc.
 Tranche C1 Term Loan
 7.875%, due 12/29/11                                  476,259        477,687
DaVita, Inc.
 Tranche B1 Term Loan
 6.842%, due 10/5/12                                   349,010        349,856

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
Fresenius Medical Care Holdings, Inc.
 Term Loan
 6.726%, due 3/31/13                                $  495,000   $    494,289
HealthSouth Corp.
 Term Loan B
 7.847%, due 3/10/13                                   496,250        499,239
Vanguard Health Holding Co. LLC
 Replacement Term Loan
 7.60%, due 9/23/11                                    493,781        496,661
Warner Chilcott Corp.
 Dovonex Delayed Draw Term Loan
 7.35%, due 1/18/12                                     35,256         35,335
 Tranche C Term Loan
 7.35%, due 1/18/12                                     65,232         65,500
 Tranche B Term Loan
 7.355%, due 1/18/12                                   237,593        238,569
                                                                 ------------
                                                                    2,657,136
                                                                 ------------
HOME & OFFICE FURNISHINGS, HOUSEWARES, & DURABLE
 CONSUMER PRODUCTS (0.1%)
Jarden Corp.
 Term Loan B2
 7.10%, due 1/24/12                                    385,986        386,066
                                                                 ------------

LEISURE, AMUSEMENT, MOTION PICTURES,
 ENTERTAINMENT (0.6%)
AMC Entertainment, Inc.
 Term Loan
 7.07%, due 1/26/13                                    493,750        495,792
Bombardier Recreational Products, Inc.
 Term Loan
 7.86%, due 6/28/13                                    455,696        458,402
Cedar Fair, L.P.
 U.S. Term Loan
 7.32%, due 8/30/12                                    496,250        500,716
Easton-Bell Sports, Inc.
 Tranche B Term Loan
 7.07%, due 3/16/12                                    495,000        495,309
Regal Cinemas Corp.
 Term Loan
 7.10%, due 10/27/13                                   238,395        238,980
                                                                 ------------
                                                                    2,189,199
                                                                 ------------
MACHINERY (0.1%)
RBS Global, Inc.
 Term Loan B
 7.858%, due 7/19/13                                   483,607        486,780
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   21

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
-----------------------------------------------------------------------------
MINING, STEEL, IRON & NON-PRECIOUS METALS (0.1%)
Magnum Coal Co.
 Funded Letter of Credit
 8.57%, due 3/21/13                                 $   22,727   $     22,727
 Term Loan
 8.57%, due 3/21/13                                    225,000        225,000
                                                                 ------------
                                                                      247,727
                                                                 ------------
OIL & GAS (0.1%)
Babcock & Wilcox Co. (The)
 Synthetic Letter of Credit
 8.10%, due 2/22/12                                    500,000        503,750
                                                                 ------------

PERSONAL & NONDURABLE CONSUMER PRODUCTS (0.1%)
JohnsonDiversey, Inc.
 New Term Loan B
 7.86%, due 12/16/11                                   224,032        226,459
Solo Cup Co.
 Term Loan B1
 8.847%, due 2/27/11                                   283,778        287,902
                                                                 ------------
                                                                      514,361
                                                                 ------------
PERSONAL TRANSPORTATION (0.1%)
United Airlines, Inc.
 Term Loan B
 7.375%, due 2/1/14                                    498,000        497,805
                                                                 ------------

PRINTING & PUBLISHING (0.7%)
Hanley Wood LLC
 New Term Loan B
 7.597%, due 3/8/14                                    484,899        483,686
Idearc, Inc.
 Term Loan B
 7.35%, due 11/17/14                                   498,750        501,903
Merrill Communications LLC
 Term Loan
 7.583%, due 12/22/12                                  493,750        495,602
Nielsen Finance LLC
 Dollar Term Loan
 7.61%, due 8/9/13                                     497,500        501,490
R.H. Donnelley, Inc.
 Tranche D2 Term Loan
 6.851%, due 6/30/11                                   493,696        493,881
Yell Group PLC
 Term Loan B1
 7.32%, due 10/27/12                                   500,000        503,438
                                                                 ------------
                                                                    2,980,000
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
RETAIL STORE (0.5%)
Jean Coutu Group (PJC), Inc. (The)
 Term Loan B
 7.875%, due 7/30/11                                $  430,848   $    431,055
Michaels Stores, Inc.
 Term Loan B
 8.125%, due 10/31/13                                  487,135        490,383
Neiman Marcus Group, Inc. (The)
 Term Loan B
 7.346%, due 4/6/13                                    343,544        346,362
Petco Animal Supplies, Inc.
 Term Loan B
 7.853%, due 10/25/13                                  199,500        200,925
Yankee Candle Co., Inc. (The)
 Term Loan B
 7.35%, due 2/6/14                                     500,000        502,125
                                                                 ------------
                                                                    1,970,850
                                                                 ------------
TELECOMMUNICATIONS (0.3%)
PanAmSat Corp.
 Term Loan B2
 7.349%, due 1/3/14                                    497,500        500,952
Windstream Corp.
 Tranche B Term Loan
 6.86%, due 7/17/13                                    500,000        502,590
                                                                 ------------
                                                                    1,003,542
                                                                 ------------
UTILITIES (0.5%)
Covanta Energy Corp.
 Funded Letter of Credit
 5.275%, due 2/10/14                                   164,948        165,000
 Term Loan B
 6.875%, due 2/10/14                                   335,052        335,156
InfrastruX Group, Inc.
 Delayed Draw Term Loan
 8.23%, due 11/5/12 (g)                                465,841        468,329
LSP Gen Finance Co. LLC
 1st Lien Term Loan
 7.10%, due 5/6/13                                     444,444        445,222
 Delayed Draw 1st Lien Term Loan
 7.10%, due 5/6/13                                      19,775         19,809
NRG Energy, Inc.
 Credit Link Deposit
 7.35%, due 2/1/13                                      92,832         93,470
 Term Loan B
 7.35%, due 2/1/13                                     357,539        360,062
                                                                 ------------
                                                                    1,887,048
                                                                 ------------
Total Loan Assignments & Participations
 (Cost $25,375,712)                                                25,368,953
                                                                 ------------

 22 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (11.8%)
-----------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK (0.3%)
 5.98%, due 9/15/16                                 $1,000,000   $  1,004,504
                                                                 ------------
FEDERAL HOME LOAN BANK
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.2%)
 Series VN-2015, Class A
 5.46%, due 11/27/15                                   853,064        859,596
                                                                 ------------

FEDERAL HOME LOAN MORTGAGE CORP. (0.1%)
 5.50%, due 9/25/13                                    500,000        499,873
                                                                 ------------

FEDERAL HOME LOAN MORTGAGE CORP.
 (MORTGAGE PASS-THROUGH SECURITIES) (3.0%)
 4.50%, due 7/1/18                                      83,537         81,122
 4.50%, due 5/1/22 TBA (h)                           1,800,000      1,742,625
 4.50%, due 8/1/33                                     365,995        345,117
 4.50%, due 8/1/35                                     444,762        418,562
 5.00%, due 12/1/20                                    889,136        877,022
 5.00%, due 4/1/21                                     892,495        880,335
 5.00%, due 3/1/37                                     392,731        379,530
 5.00%, due 5/1/37 TBA (h)                           3,000,000      2,898,750
 5.50%, due 2/1/18                                     410,396        412,227
 5.50%, due 2/1/21                                     356,285        356,780
 5.50%, due 10/1/21                                    488,519        489,197
 5.50%, due 8/1/35                                      36,973         36,609
 5.50%, due 1/1/36                                     176,543        174,803
 5.50%, due 4/1/37                                   1,000,001        988,888
 6.00%, due 8/1/21                                     464,842        472,570
 6.00%, due 1/1/37                                     245,520        247,585
 6.50%, due 11/1/16                                     92,217         94,559
 6.50%, due 2/1/27                                       1,100          1,131
 6.50%, due 5/1/29                                      97,362        100,542
 6.50%, due 6/1/29                                     129,898        134,141
 6.50%, due 7/1/29                                     205,178        211,881
 6.50%, due 8/1/29                                      55,157         56,959
 6.50%, due 9/1/29                                       8,475          8,752
 6.50%, due 10/1/29                                      1,099          1,135
 6.50%, due 6/1/32                                      69,253         71,427
 6.50%, due 1/1/37                                     487,335        497,763
 7.00%, due 3/1/26                                         525            547
 7.00%, due 9/1/26                                      25,204         26,256
 7.00%, due 10/1/26                                        128            132
 7.00%, due 7/1/30                                       6,019          6,274
 7.00%, due 7/1/32                                     103,312        107,683
 7.50%, due 1/1/16                                      16,124         16,699
 7.50%, due 5/1/32                                      89,069         93,069
 7.75%, due 10/1/07                                      1,403          1,406
 8.00%, due 11/1/12                                     18,660         19,245
                                                                 ------------
                                                                   12,251,323
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.2%)
 6.00%, due 9/26/13                                 $1,000,000   $  1,000,471
                                                                 ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (6.4%)
 4.00%, due 12/1/20                                    488,643        461,726
 4.50%, due 7/1/20                                      65,700         63,623
 4.50%, due 12/1/20                                    687,818        666,076
 4.50%, due 3/1/21                                      89,004         86,191
 5.00%, due 2/1/21                                     721,564        711,359
 5.00%, due 5/1/37 TBA (h)                           5,150,000      4,974,581
 5.50%, due 9/1/18                                     280,563        281,544
 5.50%, due 8/1/35                                     884,480        875,798
 5.50%, due 10/1/35                                  2,556,330      2,531,238
 5.50%, due 11/1/35                                    843,563        835,283
 5.50%, due 2/1/36                                     888,587        878,993
 5.50%, due 4/1/36                                   3,557,429      3,519,927
 5.50%, due 12/1/36                                    488,604        483,329
 5.50%, due 2/1/37                                     997,562        986,476
 5.959%, due 7/1/36 (b)                                486,621        489,231
 6.00%, due 4/1/19                                      11,394         11,559
 6.00%, due 12/1/31                                     11,677         11,844
 6.00%, due 1/1/32                                      11,151         11,300
 6.00%, due 11/1/35                                     83,836         84,543
 6.00%, due 1/1/36                                     458,697        462,566
 6.00%, due 7/1/36                                   2,013,037      2,028,712
 6.00%, due 8/1/36                                     988,240        995,936
 6.00%, due 9/1/36                                   1,686,071      1,699,201
 6.00%, due 10/1/36                                    454,515        458,054
 6.00%, due 11/1/36                                    470,188        473,849
 6.00%, due 4/1/37                                     500,000        503,894
 6.50%, due 8/1/32                                     106,178        109,418
 6.50%, due 3/1/35                                     181,212        185,256
 6.50%, due 3/1/36                                     395,928        404,278
 6.50%, due 9/1/36                                     457,158        466,799
 7.00%, due 5/1/37 TBA (h)                             100,000        103,250
 7.50%, due 8/1/11                                       3,442          3,483
 7.50%, due 10/1/11                                      5,015          5,141
 7.50%, due 10/1/15                                     90,506         93,458
 8.00%, due 7/1/09                                       2,027          2,067
 8.00%, due 4/1/10                                       8,016          8,232
 8.00%, due 10/1/10                                      2,222          2,282
 8.00%, due 8/1/11                                       1,696          1,753
 8.00%, due 10/1/11                                     12,036         12,443
 8.00%, due 11/1/11                                      2,707          2,798
                                                                 ------------
                                                                   25,987,491
                                                                 ------------
FREDDIE MAC
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.2%)
 Series R005, Class AB
 5.50%, due 12/15/18                                   845,936        848,739
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   23

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-----------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (1.0%)
 5.00%, due 8/15/33                                 $   18,132   $     17,661
 5.00%, due 2/15/36                                    285,722        277,965
 5.00%, due 9/15/36                                    482,891        469,740
 5.50%, due 9/15/35                                    774,501        770,809
 5.50%, due 11/15/36                                   497,350        494,720
 5.50%, due 1/15/37                                    498,855        496,151
 6.00%, due 1/15/33                                    197,766        201,048
 6.00%, due 11/15/33                                   200,741        203,926
 6.00%, due 11/15/36                                   493,709        500,469
 6.50%, due 4/15/29                                        335            347
 6.50%, due 5/15/29                                        994          1,027
 6.50%, due 8/15/29                                         79             82
 6.50%, due 7/15/31                                    217,820        224,883
 6.50%, due 10/15/31                                    20,770         21,444
 7.00%, due 7/15/11                                        531            547
 7.00%, due 10/15/11                                    60,546         62,239
 7.00%, due 9/15/23                                      6,239          6,542
 7.00%, due 7/15/25                                     12,180         12,785
 7.00%, due 12/15/25                                    16,338         17,150
 7.00%, due 5/15/26                                     11,112         11,665
 7.00%, due 11/15/27                                    26,827         28,165
 7.00%, due 12/15/27                                   131,051        137,582
 7.00%, due 6/15/28                                      5,416          5,683
 7.50%, due 3/15/26                                     11,427         11,982
 7.50%, due 6/15/26                                        624            655
 7.50%, due 10/15/30                                    48,645         50,974
 8.00%, due 8/15/26                                      2,285          2,435
 8.00%, due 9/15/26                                        942          1,004
 8.00%, due 10/15/26                                    27,036         28,810
 8.50%, due 11/15/26                                    26,740         28,845
                                                                 ------------
                                                                    4,087,335
                                                                 ------------
UNITED STATES TREASURY BOND (0.3%)
 4.50%, due 2/15/36 (c)                              1,090,000      1,033,626
                                                                 ------------

UNITED STATES TREASURY NOTE (0.1%)
 4.50%, due 4/30/12                                    200,000        199,859
                                                                 ------------
Total U.S. Government & Federal Agencies
 (Cost $47,509,580)                                                47,772,817
                                                                 ------------

YANKEE BONDS (0.4%) (i)
-----------------------------------------------------------------------------
BEVERAGES (0.1%)
Molson Coors Capital Finance ULC
 4.85%, due 9/22/10                                    300,000        296,050
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
OIL & GAS (0.0%) ++
EnCana Corp.
 6.30%, due 11/1/11                                 $  100,000   $    104,086
                                                                 ------------

PIPELINES (0.3%)
TransCanada Pipelines, Ltd.
 4.00%, due 6/15/13                                    250,000        233,197
 5.85%, due 3/15/36                                    100,000         98,161
 6.35%, due 5/15/67 (b)                                800,000        798,568
                                                                 ------------
                                                                    1,129,926
                                                                 ------------
TRANSPORTATION (0.0%) ++
Canadian National Railway Co.
 7.625%, due 5/15/23                                    50,000         58,553
                                                                 ------------
Total Yankee Bonds
 (Cost $1,594,434)                                                  1,588,615
                                                                 ------------
Total Long-Term Bonds
 (Cost $170,195,348)                                              170,833,865
                                                                 ------------

                                                        SHARES
COMMON STOCKS (54.9%)
-----------------------------------------------------------------------------
ADVERTISING (0.2%)
Omnicom Group, Inc.                                      5,804        607,737
                                                                 ------------

AEROSPACE & DEFENSE (0.8%)
Boeing Co. (The)                                        17,904      1,665,072
Northrop Grumman Corp.                                   8,142        599,333
Raytheon Co.                                            15,206        814,129
                                                                 ------------
                                                                    3,078,534
                                                                 ------------
AGRICULTURE (2.5%)
V  Altria Group, Inc.                                  106,892      7,366,997
Reynolds American, Inc. (c)                             40,006      2,570,786
                                                                 ------------
                                                                    9,937,783
                                                                 ------------
APPAREL (0.1%)
NIKE, Inc. Class B                                       9,270        499,282
                                                                 ------------

BANKS (2.7%)
Bank of America Corp.                                   70,223      3,574,351
Bank of New York Co., Inc. (The)                        58,838      2,381,762
Comerica, Inc.                                          22,434      1,388,889
Mellon Financial Corp.                                  36,598      1,571,152
National City Corp. (c)                                 40,539      1,481,700
UnionBanCal Corp.                                        7,218        443,763
                                                                 ------------
                                                                   10,841,617
                                                                 ------------
BEVERAGES (0.4%)
Coca-Cola Co. (The)                                     29,210      1,524,470
                                                                 ------------

 24 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
BUILDING MATERIALS (0.3%)
Masco Corp. (c)                                         37,954   $  1,032,728
                                                                 ------------
CHEMICALS (1.8%)
Ashland, Inc.                                           24,566      1,472,732
Celanese Corp. Class A                                  51,525      1,709,084
E.I. du Pont de Nemours & Co. (c)                       33,275      1,636,132
Lyondell Chemical Co.                                   65,714      2,045,020
Sigma-Aldrich Corp.                                     12,567        528,819
                                                                 ------------
                                                                    7,391,787
                                                                 ------------
COMMERCIAL SERVICES (0.8%)
Accenture, Ltd. Class A (c)                             12,930        505,563
McKesson Corp.                                          40,121      2,360,318
Western Union Co. (The)                                 25,957        546,395
                                                                 ------------
                                                                    3,412,276
                                                                 ------------
COMPUTERS (2.1%)
Hewlett-Packard Co.                                     77,565      3,268,589
International Business Machines Corp.                   37,360      3,818,566
Lexmark International, Inc. Class A (c)(j)              25,359      1,382,065
                                                                 ------------
                                                                    8,469,220
                                                                 ------------
COSMETICS & PERSONAL CARE (0.3%)
Procter & Gamble Co. (The)                              17,855      1,148,255
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (3.8%)
American Express Co.                                    19,843      1,203,875
Ameriprise Financial, Inc.                              44,169      2,626,730
Charles Schwab Corp. (The)                             114,621      2,191,554
V  Citigroup, Inc.                                      99,931      5,358,300
Goldman Sachs Group, Inc. (The)                          5,930      1,296,357
JPMorgan Chase & Co.                                     8,419        438,630
Legg Mason, Inc.                                         7,700        763,763
Morgan Stanley                                           8,945        751,469
Thornburg Mortgage, Inc. (c)                            28,508        792,522
                                                                 ------------
                                                                   15,423,200
                                                                 ------------
ELECTRIC (2.1%)
Consolidated Edison, Inc. (c)                              631         32,345
Duke Energy Corp. (c)                                  144,808      2,971,460
Energy East Corp.                                       15,767        381,877
Entergy Corp.                                           15,189      1,718,483
Great Plains Energy, Inc.                               28,423        927,727
Progress Energy, Inc.                                   46,603      2,355,782
                                                                 ------------
                                                                    8,387,674
                                                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
Emerson Electric Co.                                    17,974        844,598
                                                                 ------------
ENTERTAINMENT (1.1%)
Regal Entertainment Group Class A (c)                  213,672      4,647,366
                                                                 ------------


                                                        SHARES          VALUE
FOOD (0.3%)
Kraft Foods, Inc. Class A                               16,699   $    558,916
Wm. Wrigley Jr. Co. (c)                                 10,745        632,666
                                                                 ------------
                                                                    1,191,582
                                                                 ------------
GAS (0.1%)
KeySpan Corp.                                           10,571        437,745
                                                                 ------------

HEALTH CARE-PRODUCTS (0.8%)
Becton, Dickinson & Co.                                  7,430        584,667
Johnson & Johnson                                       18,879      1,212,409
Medtronic, Inc.                                         21,597      1,143,129
STERIS Corp.                                            16,474        421,075
                                                                 ------------
                                                                    3,361,280
                                                                 ------------
HEALTH CARE-SERVICES (1.2%)
Aetna, Inc.                                             51,905      2,433,306
WellCare Health Plans, Inc. (c)(j)                      30,058      2,422,374
                                                                 ------------
                                                                    4,855,680
                                                                 ------------
HOLDING COMPANIES--DIVERSIFIED (0.1%)
Leucadia National Corp.                                 15,298        461,082
                                                                 ------------

HOUSEWARES (0.2%)
Newell Rubbermaid, Inc.                                 22,644        694,491
                                                                 ------------

INSURANCE (3.4%)
Allstate Corp. (The)                                    26,611      1,658,398
American International Group, Inc.                       9,905        692,459
Aon Corp.                                               30,609      1,186,099
Chubb Corp. (The)                                       30,807      1,658,341
Fidelity National Financial, Inc. Class A               94,743      2,414,999
Hartford Financial Services Group, Inc. (The)           16,292      1,648,750
Old Republic International Corp.                       130,088      2,766,972
Travelers Cos., Inc. (The)                              31,035      1,678,994
                                                                 ------------
                                                                   13,705,012
                                                                 ------------
INVESTMENT COMPANIES (1.8%)
Allied Capital Corp. (c)                                54,855      1,585,310
V  American Capital Strategies, Ltd. (c)               115,025      5,599,417
                                                                 ------------
                                                                    7,184,727
                                                                 ------------
LEISURE TIME (0.3%)
Harley-Davidson, Inc. (c)                               13,441        851,084
Royal Caribbean Cruises, Ltd.                           12,385        514,844
                                                                 ------------
                                                                    1,365,928
                                                                 ------------
LODGING (1.2%)
Wynn Resorts, Ltd. (c)                                  48,316      4,938,378
                                                                 ------------

MACHINERY--CONSTRUCTION & MINING (0.3%)
Caterpillar, Inc.                                       16,063      1,166,495
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   25


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
MACHINERY--DIVERSIFIED (0.9%)
AGCO Corp. (j)                                          17,440   $    727,771
Cummins, Inc.                                           24,097      2,220,780
Rockwell Automation, Inc.                               10,029        597,127
                                                                 ------------
                                                                    3,545,678
                                                                 ------------
MEDIA (1.1%)
Cablevision Systems Corp. Class A (c)(j)               101,616      3,330,972
CBS Corp. Class B                                       18,282        580,819
McGraw-Hill Cos., Inc. (The)                            10,678        699,729
                                                                 ------------
                                                                    4,611,520
                                                                 ------------
MINING (2.1%)
Freeport-McMoRan Copper & Gold, Inc. Class B            24,506      1,645,823
V  Southern Copper Corp. (c)                            86,069      6,911,341
                                                                 ------------
                                                                    8,557,164
                                                                 ------------
MISCELLANEOUS--MANUFACTURING (1.1%)
Cooper Industries, Ltd. Class A                          9,520        473,715
Danaher Corp.                                           11,625        827,584
General Electric Co.                                    31,894      1,175,613
Honeywell International, Inc.                           15,234        825,378
Matthews International Corp. Class A                    15,603        657,822
Textron, Inc.                                            6,541        665,023
                                                                 ------------
                                                                    4,625,135
                                                                 ------------
OFFICE FURNISHINGS (0.1%)
Steelcase, Inc. Class A                                 27,987        546,306
                                                                 ------------

OIL & GAS (2.5%)
Chevron Corp.                                           43,292      3,367,685
ENSCO International, Inc.                               12,287        692,741
V  ExxonMobil Corp.                                     68,053      5,402,047
Valero Energy Corp.                                      8,991        631,438
                                                                 ------------
                                                                   10,093,911
                                                                 ------------
OIL & GAS SERVICES (0.2%)
Halliburton Co.                                         27,884        885,875
                                                                 ------------
PACKAGING & CONTAINERS (0.1%)
Packaging Corp. of America                              17,376        430,230
                                                                 ------------

PHARMACEUTICALS (3.8%)
Bristol-Myers Squibb Co.                                40,161      1,159,046
V  Merck & Co., Inc.                                   141,406      7,273,925
Novartis AG, ADR (k)                                     9,530        553,598
V  Pfizer, Inc.                                        194,788      5,154,090
Schering-Plough Corp.                                   38,282      1,214,688
                                                                 ------------
                                                                   15,355,347
                                                                 ------------


                                                        SHARES          VALUE
REAL ESTATE INVESTMENT TRUSTS (2.8%)
Apartment Investment & Management Co. Class A           29,483   $  1,630,410
CapitalSource, Inc. (c)                                 77,732      2,003,154
Colonial Properties Trust                               29,495      1,463,247
Health Care Property Investors, Inc.                    15,551        550,350
Health Care, Inc. (c)                                   13,833        625,805
Hospitality Properties Trust                            42,050      1,914,537
HRPT Properties Trust                                  169,571      2,075,549
iStar Financial, Inc.                                   24,727      1,184,918
                                                                 ------------
                                                                   11,447,970
                                                                 ------------
RETAIL (2.6%)
American Eagle Outfitters, Inc.                         57,913      1,706,696
CVS Caremark Corp.                                      30,542      1,106,842
Family Dollar Stores, Inc. (c)                          18,153        577,992
Federated Department Stores, Inc.                       45,998      2,020,232
J.C. Penney Co., Inc.                                    5,106        403,834
Kohl's Corp. (j)                                        20,318      1,504,345
McDonald's Corp.                                        11,350        547,978
Nordstrom, Inc.                                         21,346      1,172,322
Target Corp.                                            13,724        814,794
Wal-Mart Stores, Inc.                                   17,883        856,953
                                                                 ------------
                                                                   10,711,988
                                                                 ------------
SAVINGS & LOANS (0.5%)
New York Community Bancorp, Inc. (c)                    23,620        412,405
Washington Mutual, Inc. (c)                             35,622      1,495,412
                                                                 ------------
                                                                    1,907,817
                                                                 ------------
SEMICONDUCTORS (0.9%)
Analog Devices, Inc.                                    17,295        667,933
Applied Materials, Inc.                                 42,561        818,022
Intel Corp.                                             81,177      1,745,306
Microchip Technology, Inc.                              14,471        583,760
                                                                 ------------
                                                                    3,815,021
                                                                 ------------
SOFTWARE (0.9%)
CA, Inc.                                                27,739        756,165
IMS Health, Inc.                                        21,269        623,820
Microsoft Corp.                                         69,085      2,068,405
                                                                 ------------
                                                                    3,448,390
                                                                 ------------
TELECOMMUNICATIONS (5.6%)
V  AT&T, Inc.                                          196,256      7,599,032
V  Citizens Communications Co. (c)                     344,863      5,369,517
Embarq Corp. (c)                                        27,331      1,640,953
QUALCOMM, Inc.                                          32,204      1,410,535
Sprint Nextel Corp.                                     28,541        571,676
V  Verizon Communications, Inc.                        164,511      6,281,030
                                                                 ------------
                                                                   22,872,743
                                                                 ------------

 26 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
TOYS, GAMES & HOBBIES (0.6%)
Hasbro, Inc.                                            22,506   $    711,415
Mattel, Inc.                                            62,184      1,759,807
                                                                 ------------
                                                                    2,471,222
                                                                 ------------
TRANSPORTATION (0.2%)
Norfolk Southern Corp.                                  13,409        713,895
                                                                 ------------
Total Common Stocks
 (Cost $186,037,937)                                              222,649,139(p)
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (16.0%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (5.3%)
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.273%, due 5/23/07 (l)                            $2,114,847      2,114,847
Compass Securitization
 5.292%, due 5/23/07 (l)                               704,949        704,949
 5.294%, due 5/31/07 (l)                               704,949        704,949
Countrywide Financial Corp.
 5.35%, due 5/1/07                                   7,200,000      7,200,000
Den Danske Bank
 5.276%, due 5/15/07 (l)                             2,114,847      2,114,847
General Electric Capital Corp.
 5.26%, due 5/2/07                                     195,000        194,972
JPMorgan Chase & Co.
 5.25%, due 5/11/07                                  2,000,000      1,997,083
Jupiter Securitization Corp.
 5.281%, due 5/22/07 (l)                             1,331,504      1,331,504
 5.289%, due 5/4/07 (l)                                712,847        712,847
Kitty Hawk Funding Corp.
 5.292%, due 5/15/07 (l)                               704,949        704,949
Old Line Funding LLC
 5.293%, due 5/16/07 (l)                               704,949        704,949
Park Avenue Receivables Corp.
 5.268%, due 5/1/07 (l)                                704,949        704,949
Ranger Funding
 5.293%, due 5/22/07 (l)                             1,409,897      1,409,897
Yorktown Capital LLC
 5.282%, due 5/31/07 (l)                               704,949        704,949
                                                                 ------------
Total Commercial Paper
 (Cost $21,305,691)                                                21,305,691
                                                                 ------------

                                                        SHARES          VALUE
INVESTMENT COMPANY (1.5%)
BGI Institutional Money Market Fund (l)              6,190,868   $  6,190,868
                                                                 ------------
Total Investment Company
 (Cost $6,190,868)                                                  6,190,868
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
 5.42%, dated 4/30/07
 due 5/1/07
 Proceeds at Maturity $1,410,110 (Collateralized
 by various Corporate Bonds and a U.S. Treasury
 Note, with rates
 between 0.00%-8.38% and maturity
 dates between 8/1/07-2/15/99, with a Principal
 Amount of $2,235,963 and a Market Value of
 $1,473,378) (l)                                    $1,409,897      1,409,897
                                                                 ------------
Total Repurchase Agreement
 (Cost $1,409,897)                                                  1,409,897
                                                                 ------------
TIME DEPOSITS (6.6%)
Abbey National PLC
 5.30%, due 5/7/07 (l)                               1,409,897      1,409,897
Bank of America Corp.
 5.27%, due 5/18/07 (b)(l)                           1,409,897      1,409,897
Bank of Nova Scotia
 5.28%, due 5/17/07 (l)                              1,409,897      1,409,897
Calyon
 5.31%, due 5/1/07 (l)                               7,049,487      7,049,487
Deutsche Bank AG
 5.28%, due 5/15/07 (l)                              2,114,847      2,114,847
KBC Bank N.V.
 5.28%, due 6/5/07 (l)                               1,550,887      1,550,887
Rabobank Nederland
 5.265%, due 5/3/07 (l)                              1,409,897      1,409,897
Royal Bank of Scotland
 5.285%, due 5/8/07 (l)                              1,409,897      1,409,897
Skandinaviska Enskilda Banken AB
 5.29%, due 5/31/07 (l)                              1,409,897      1,409,897
Societe Generale North America, Inc.
 5.29%, due 6/15/07 (l)                              1,409,897      1,409,897
Toronto Dominion Bank
 5.28%, due 5/11/07 (l)                              5,639,590      5,639,590
UBS AG
 5.27%, due 5/4/07 (l)                                 704,949        704,949
                                                                 ------------
Total Time Deposits
 (Cost $26,929,039)                                                26,929,039
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   27

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (2.3%)
Federal Farm Credit Bank
 (Discount Note)
 5.09%, due 5/14/07                                 $  305,000   $    304,439
                                                                 ------------
Federal Home Loan Bank
 (Discount Note)
 5.10%, due 5/14/07                                  8,000,000      7,985,267
                                                                 ------------
United States Treasury Bills
 4.807%, due 7/5/07                                    700,000        693,984
 4.819%, due 7/19/07 (m)                               300,000        296,873
                                                                 ------------
                                                                      990,857
                                                                 ------------
Total U.S. Government & Federal Agencies
 (Cost $9,280,325)                                                  9,280,563
                                                                 ------------
Total Short-Term Investments
 (Cost $65,115,820)                                                65,116,058
                                                                 ------------
Total Investments
 (Cost $421,349,105) (n)                                 113.0%   458,599,062(o)
Liabilities in Excess of
 Cash and Other Assets                                   (13.0)   (52,768,659)
                                                    ----------   ------------
Net Assets                                               100.0%  $405,830,403
                                                    ==========   ============

                                              CONTRACTS            UNREALIZED
                                                   LONG      DEPRECIATION (Q)
FUTURES CONTRACTS (-0.0%) ++
-----------------------------------------------------------------------------
Standard & Poor's 500 Index
 Mini June 2007                                      43   $           (26,910)
                                                          -------------------
Total Futures Contracts
 (Settlement Value $3,226,970) (p)                        $           (26,910)
                                                          ===================

++   Less than one-tenth of a percent.
+++  All of the Fund's liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)  Floating rate. Rate shown is the rate in effect at April 30, 2007.
(c)  Represents a security, or a portion thereof, which is out on loan.
(d)  Illiquid security. The total market value of these securities at April 30,
     2007 is $504,397, which represents 0.1% of the Fund's net assets.
(e)  PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(f)  Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate
     ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at April 30, 2007. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(g)  This security has additional commitments and contingencies. Principal amount and value exclude unfunded commitment.
(h)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at April 30, 2007 is $9,719,206.
(i)  Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(j)  Non-income producing security.
(k)  ADR--American Depositary Receipt.
(l)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(m)  Segregated, or partially segregated as collateral for futures contracts.
(n)  The cost for federal income tax purposes is $422,164,326.
(o)  At April 30, 2007 net unrealized appreciation was $36,434,736, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $38,740,355 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,305,619.
(p)  The combined market value of common stocks and settlement value of Standard
     & Poor's 500 Index futures contracts represents 55.7% of net assets.
(q)  Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2007.

 28 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $421,349,105) including $44,962,405
  market value of securities loaned             $458,599,062
Cash                                               1,117,916
Unrealized appreciation on unfunded
  commitments                                          1,241
Receivables:
  Investment securities sold                      14,515,451
  Dividends and interest                           1,844,443
  Fund shares sold                                   465,414
Other assets                                          40,401
                                                -------------
    Total assets                                 476,583,928
                                                -------------
LIABILITIES:
Securities lending collateral                     46,443,440
Payables:
  Investment securities purchased                 23,307,693
  Fund shares redeemed                               354,663
  Transfer agent (See Note 3)                        246,691
  Manager (See Note 3)                               193,278
  NYLIFE Distributors (See Note 3)                    55,438
  Professional fees                                   41,016
  Shareholder communication                           36,336
  Variation margin on futures contracts               27,930
  Custodian                                           18,349
  Directors                                            4,238
Accrued expenses                                      24,453
                                                -------------
    Total liabilities                             70,753,525
                                                -------------
Net assets                                      $405,830,403
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $      5,859
  Class B                                              2,123
  Class C                                                901
  Class I                                             18,262
Additional paid-in capital                       357,405,169
Accumulated undistributed net investment
  income                                           1,163,122
Accumulated undistributed net realized gain on
  investments and futures transactions            10,011,920
Net unrealized appreciation on investments and
  futures contracts                               37,221,806
Net unrealized appreciation on unfunded
  commitments                                          1,241
                                                -------------
Net assets                                      $405,830,403
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 87,315,043
                                                =============
Shares of capital stock outstanding                5,858,820
                                                =============
Net asset value per share outstanding           $      14.90
Maximum sales charge (5.50% of offering price)          0.87
                                                -------------
Maximum offering price per share outstanding    $      15.77
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 31,278,720
                                                =============
Shares of capital stock outstanding                2,122,646
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.74
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 13,276,545
                                                =============
Shares of capital stock outstanding                  900,744
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.74
                                                =============
CLASS I
Net assets applicable to outstanding shares     $273,960,095
                                                =============
Shares of capital stock outstanding               18,262,132
                                                =============
Net asset value and offering price per share
  outstanding                                   $      15.00
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   29

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 5,302,408
  Dividends (a)                                    3,898,661
  Income from securities loaned--net                 206,200
                                                 ------------
    Total income                                   9,407,269
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,258,730
  Transfer agent--Classes A, B and C (See Note
    3)                                               170,889
  Transfer agent--Class I (See Note 3)               183,763
  Distribution--Class B (See Note 3)                 111,130
  Distribution--Class C (See Note 3)                  43,209
  Distribution/Service--Class A (See Note 3)          97,448
  Service--Class B (See Note 3)                       37,043
  Service--Class C (See Note 3)                       14,403
  Professional fees                                   46,761
  Custodian                                           40,981
  Registration                                        27,374
  Shareholder communication                           24,902
  Directors                                            8,149
  Miscellaneous                                       27,348
                                                 ------------
    Total expenses before waiver/reimbursement     2,092,130
  Expense waiver/reimbursement from Manager
    (See Note 3)                                    (151,171)
                                                 ------------
    Net expenses                                   1,940,959
                                                 ------------
Net investment income                              7,466,310
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
  Security transactions                           10,711,669
  Futures transactions                               195,906
                                                 ------------
Net realized gain on investments and futures
  transactions                                    10,907,575
                                                 ------------
Net change in unrealized appreciation on:
  Security transactions and unfunded loan
    commitments                                    4,923,244
  Futures contracts                                  (53,905)
                                                 ------------
Net change in unrealized appreciation on
  investments, unfunded loan commitments and
  futures contracts                                4,869,339
                                                 ------------
Net realized and unrealized gain on
  investments, unfunded loan commitments and
  futures transactions                            15,776,914
                                                 ------------
Net increase in net assets resulting from
  operations                                     $23,243,224
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $1,997.

 30 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2006

                                             2007            2006
INCREASE IN NET ASSETS:

Operations:
 Net investment income               $  7,466,310   $  11,777,417
 Net realized gain on investments
  and futures transactions             10,907,575      45,508,776
 Net change in unrealized
  appreciation on investments,
  unfunded loan commitments and
  futures contracts                     4,869,339      (9,890,127)
                                     ----------------------------
 Net increase in net assets
  resulting from operations            23,243,224      47,396,066
                                     ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                             (1,729,214)     (3,078,443)
   Class B                               (539,418)       (889,617)
   Class C                               (220,674)       (196,479)
   Class I                             (5,841,260)    (11,158,352)
 From net realized gain on investments:
   Class A                             (1,735,943)             --
   Class B                               (694,077)             --
   Class C                               (244,208)             --
   Class I                             (6,213,859)             --
                                     ----------------------------
 Total dividends and distributions
  to shareholders                     (17,218,653)    (15,322,891)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             18,969,221      20,744,956
   Class B                              4,224,929       5,993,828
   Class C                              4,912,501       4,545,350
   Class I                             22,833,248      39,038,432
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                              3,198,371       2,871,547
   Class B                              1,152,496         830,317
   Class C                                323,501         149,639
   Class I                             12,045,093      11,153,979
                                     ----------------------------
                                       67,659,360      85,328,048

                                             2007            2006
 Cost of shares redeemed:
   Class A                           $ (7,701,597)  $ (42,633,906)
   Class B                             (2,462,075)     (6,697,188)
   Class C                             (1,390,807)     (2,078,567)
   Class I                            (28,227,270)    (49,072,887)
                                     ----------------------------
                                      (39,781,749)   (100,482,548)
 Net asset value of shares converted (See Note
  1):
   Class A                                733,345       8,975,485
   Class B                               (733,345)     (8,975,485)
   Increase (decrease) in net
    assets derived from capital
    share transactions                 27,877,611     (15,154,500)
                                     ----------------------------
   Net increase in net assets          33,902,182      16,918,675

NET ASSETS:
Beginning of period                   371,928,221     355,009,546
                                     ----------------------------
End of period                        $405,830,403   $ 371,928,221
                                     ============================
Accumulated undistributed net
 investment income at end of period  $  1,163,122   $   2,027,378
                                     ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   31

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                        CLASS A
                                -------------------------------------------------------
                                                                            JANUARY 2,
                                SIX MONTHS                                     2004*
                                  ENDED                                       THROUGH
                                APRIL 30,       YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                  2007**          2006          2005           2004
Net asset value at beginning
  of period                      $ 14.69        $ 13.42       $ 12.67         $ 12.17
                                ----------      --------      --------      -----------
Net investment income               0.28(a)        0.46(a)       0.18(a)(b)      0.12
Net realized and unrealized
  gain on investments               0.59           1.39          0.76            0.38
Net realized and unrealized
  gain on foreign currency
  transactions                        --           0.00(c)       0.00(c)         0.00(c)
                                ----------      --------      --------      -----------
Total from investment
  operations                        0.87           1.85          0.94            0.50
                                ----------      --------      --------      -----------
Less dividends and
  distributions:
  From net investment income       (0.31)         (0.58)        (0.19)             --
  From net realized gain on
    investments                    (0.35)            --            --              --
                                ----------      --------      --------      -----------
Total dividends and
  distributions                    (0.66)         (0.58)        (0.19)             --
                                ----------      --------      --------      -----------
Net asset value at end of
  period                         $ 14.90        $ 14.69       $ 13.42         $ 12.67
                                ==========      ========      ========      ===========
Total investment return (d)         6.16%(e)      14.13%         7.46%           4.11%(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             3.86%+         3.28%         1.41%(b)        1.40%+
  Net expenses                      0.99%+         1.05%         1.23%           1.02%+
  Expenses (before
    waiver/reimbursement)           1.28%+         1.33%         1.31%           1.23%+
Portfolio turnover rate               62%           162%(f)       100%(f)          89%
Net assets at end of period
  (in 000's)                     $87,315        $70,859       $74,169         $55,796

                                                            CLASS C
                                ----------------------------------------------------------------
                                                                                    DECEMBER 30,
                                SIX MONTHS                                             2002*
                                  ENDED                                               THROUGH
                                APRIL 30,           YEAR ENDED OCTOBER 31,          OCTOBER 31,
                                  2007**         2006        2005        2004           2003
Net asset value at beginning
  of period                      $ 14.53        $13.22      $12.54      $11.86         $10.64
                                ----------      ------      ------      ------      ------------
Net investment income               0.22(a)       0.35(a)     0.08(a)(b)   0.11          0.06(a)
Net realized and unrealized
  gain on investments               0.60          1.37        0.75        0.76           1.16
Net realized and unrealized
  gain (loss) on foreign
  currency transactions               --          0.00(c)     0.00(c)     0.00(c)       (0.00)(c)
                                ----------      ------      ------      ------      ------------
Total from investment
  operations                        0.82          1.72        0.83        0.87           1.22
                                ----------      ------      ------      ------      ------------
Less dividends and
  distributions:
  From net investment income       (0.26)        (0.41)      (0.15)      (0.19)            --
  From net realized gain on
    investments                    (0.35)           --          --          --             --
                                ----------      ------      ------      ------      ------------
Total dividends and
  distributions                    (0.61)        (0.41)      (0.15)      (0.19)            --
                                ----------      ------      ------      ------      ------------
Net asset value at end of
  period                         $ 14.74        $14.53      $13.22      $12.54         $11.86
                                ==========      ======      ======      ======      ============
Total investment return (d)         5.77%(e)     13.26%       6.68%       7.39%         11.47%(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             3.11%+        2.56%       0.65%(b)    0.65%          0.65%+
  Net expenses                      1.74%+        1.80%       1.98%       1.77%          1.83%+
  Expenses (before
    waiver/reimbursement)           2.03%+        2.07%       2.06%       1.98%          2.06%+
Portfolio turnover rate               62%          162%(f)     100%(f)      89%           113%
Net assets at end of period
  (in 000's)                     $13,277        $9,250      $5,976      $3,218         $   46

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.02 per share and
     0.12%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(e)  Total return is not annualized.
(f)  The portfolio turnover rate not including mortgage dollar rolls is 157% and 76% for the years ended October 31, 2006 and 2005, respectively.

 32 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                          CLASS B
-----------------------------------------------------------
                                                JANUARY 2,
    SIX MONTHS                                     2004*
      ENDED                                       THROUGH
    APRIL 30,       YEAR ENDED OCTOBER 31,      OCTOBER 31,
      2007**          2006          2005           2004
     $ 14.53        $ 13.21       $ 12.54         $ 12.12
    ----------      --------      --------      -----------
        0.23(a)        0.34(a)       0.08(a)(b)      0.04
        0.59           1.39          0.74            0.38
          --           0.00(c)       0.00(c)         0.00(c)
    ----------      --------      --------      -----------
        0.82           1.73          0.82            0.42
    ----------      --------      --------      -----------
       (0.26)         (0.41)        (0.15)             --
       (0.35)            --            --              --
    ----------      --------      --------      -----------
       (0.61)         (0.41)        (0.15)             --
    ----------      --------      --------      -----------
     $ 14.74        $ 14.53       $ 13.21         $ 12.54
    ==========      ========      ========      ===========
        5.77%(e)      13.35%         6.60%           3.47%(e)
        3.11%+         2.49%         0.65%(b)        0.65%+
        1.74%+         1.81%         1.98%           1.77%+
        2.03%+         2.08%         2.06%           1.98%+
          62%           162%(f)       100%(f)          89%
     $31,279        $28,664       $34,755         $20,087

                                      CLASS I
------------------------------------------------------------------------------------
    SIX MONTHS
      ENDED
    APRIL 30,                            YEAR ENDED OCTOBER 31,
      2007**          2006          2005          2004          2003          2002
     $  14.78       $  13.53      $  12.74      $  11.99      $  10.81      $  12.11
    ----------      --------      --------      --------      --------      --------
         0.29(a)        0.48(a)       0.24(a)(b)     0.22         0.18 (a)      0.22
         0.60           1.41          0.74          0.78          1.22         (1.25)
           --           0.00(c)       0.00(c)       0.00(c)      (0.00)(c)     (0.00)(c)
    ----------      --------      --------      --------      --------      --------
         0.89           1.89          0.98          1.00          1.40         (1.03)
    ----------      --------      --------      --------      --------      --------
        (0.32)         (0.64)        (0.19)        (0.25)        (0.22)        (0.27)
        (0.35)            --            --            --            --            --
    ----------      --------      --------      --------      --------      --------
        (0.67)         (0.64)        (0.19)        (0.25)        (0.22)        (0.27)
    ----------      --------      --------      --------      --------      --------
     $  15.00       $  14.78      $  13.53      $  12.74      $  11.99      $  10.81
    ==========      ========      ========      ========      ========      ========
         6.16%(e)      14.34%         7.76%         8.43%        13.17%        (8.78%)
         3.96%+         3.44%         1.75%(b)      1.59%         1.65%         1.84%
         0.89%+         0.90%         0.88%         0.83%         0.83%         0.83%
         0.87%+         0.93%         0.96%         1.04%         1.06%         0.94%
           62%           162%(f)       100%(f)        89%          113%            4%
     $273,960       $263,155      $240,110      $234,256      $262,438      $399,199

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   33

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Income Manager Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class I shares commenced on January 2, 1991, Class A shares and Class B shares commenced on January 2, 2004 and Class C shares commenced on December 30, 2002. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities and money market investments.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

The Fund also invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Loans are valued at the average of bid quotations obtained from a pricing service. The Company has engaged an independent pricing service to provide market value quotations from dealers in loans. As of April 30, 2007, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it

 34 MainStay Income Manager Fund
would be open. At April 30, 2007, the Fund did not hold securities that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain amounts. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all federal and state income and excise taxes.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

For Real Estate Investment Trusts ("REITs"), dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
37) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets & liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                                                      www.mainstayfunds.com   35

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts. (See Note 5 on page 38.)

(I) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(J) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(K) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 6 on page 38.)

(L) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The

 36 MainStay Income Manager Fund

Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.65% of the average daily net assets of the Fund.

The Manager has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 0.99%; Class B, 1.74%; Class C, 1.74%; and Class I, 0.90%. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.90% of the Fund's average daily net assets for its Class I shares. The Manager also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. In addition, the Manager also had an agreement in place under which it had agreed to reimburse the transfer agency fees of the Class A shares of the Fund so that total ordinary operating expenses did not exceed 0.99% of the average daily net assets for Class A shares. The Manager also applied an equivalent reimbursement, in an equal amount of basis points, to the Fund's Class B and Class C shares. For the six months ended April 30, 2007, the Manager earned fees from the Fund in the amount of $1,258,730 and waived its fees in the amount of $28,562. For the period November 1, 2006 through February 28, 2007, the Manager reimbursed the transfer agency fees of Class A, Class B and Class C shares of the Fund in the amount of $122,609.

As of April 30, 2007, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                        OCTOBER 31,
        2008*              2009         2010        TOTAL
       $1,664            $362,231     $151,171    $515,066
-----------------------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C

                                                      www.mainstayfunds.com   37
shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $52,617 for the six months ended April 30, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,080, $18,054 and $939, respectively, for the six months ended April 30, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2007, amounted to $354,652.

(E) INDEPENDENT DIRECTORS FEES. For the six months ended April 30, 2007, Independent Directors were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board Meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Directors receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and other registered investment companies managed by NYLIM that are served by the Directors.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) CAPITAL. At April 30, 2007, New York Life and its affiliates held beneficially, shares of the Fund with the following values and percentages of net assets as follows:

Class A                            $     1,356             0.0*%
-------------------------------------------------------------------
Class B                                  1,322             0.0*
-------------------------------------------------------------------
Class C                                  1,530             0.0*
-------------------------------------------------------------------
Class I                             90,731,260            33.1
-------------------------------------------------------------------

*   Less than one-tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2007, these fees, which are included in Professional fees shown on the Statement of Operations, were $9,386.

NOTE 4--FEDERAL INCOME TAX:

The Fund utilized $34,124,437 of capital loss carryforwards during the year ended October 31, 2006.

NOTE 5--COMMITMENTS AND CONTINGENCIES:

At April 30, 2007 the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                                     UNFUNDED    UNREALIZED
BORROWER                                                           COMMITMENT  APPRECIATION
InfrastruX Group, Inc. due 11/5/12                                   $31,818      $  159
-------------------------------------------------------------------------------------------
Lucite International US Finco, Ltd. due 7/8/13                        96,183       1,082
-------------------------------------------------------------------------------------------
                                                                                  $1,241
-------------------------------------------------------------------------------------------

Each of these commitments are available until the maturity date of the security.

NOTE 6--FUND SECURITIES LOANED:

As of April 30, 2007, the Fund had securities on loan with an aggregate market value of $44,962,405. The Fund received $46,443,440 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost, which approximates market value.

NOTE 7--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 8--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based

 38 MainStay Income Manager Fund
upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2007.

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2007, purchases and sales of U.S. Government securities were $61,819 and $79,092, respectively. Purchase and sale of securities, other than U.S. Government securities and short-term securities, were $197,745 and $155,146, respectively.

NOTE 10--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED
                                                     APRIL 30, 2007*
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                1,288      290       339      1,541
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                219       80        22        821
-------------------------------------------------------------------------------
                                           1,507      370       361      2,362
Shares redeemed                             (523)    (179)      (96)    (1,907)
-------------------------------------------------------------------------------
Shares converted (See Note 1)                 50      (41)       --         --
-------------------------------------------------------------------------------
Net increase                               1,034      150       265        455
-------------------------------------------------------------------------------

                                                       YEAR ENDED
                                                    OCTOBER 31, 2006
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                1,485      434       324      2,774
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                208       61        11        803
-------------------------------------------------------------------------------
                                           1,693      495       335      3,577
Shares redeemed                           (3,054)    (487)     (151)    (3,513)
-------------------------------------------------------------------------------
Shares converted (See Note 1)                658     (665)       --         --
-------------------------------------------------------------------------------
Net increase (decrease)                     (703)    (657)      184         64
-------------------------------------------------------------------------------

*   Unaudited.

NOTE 11--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds Inc.

NOTE 12--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that the tax positions will be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until June 30, 2007. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                      www.mainstayfunds.com   39

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory Agreement. At its March 29-30, 2007 meeting, the Board of Directors (the "Board") of the Income Manager Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the renewal of the Fund's Management Agreement (the "Agreement") for one additional year.

In reaching its decision to renew the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2006 and March 2007. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. These reports were developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to renew the Agreement for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM. as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract renewal process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A discussion of the factors that figured prominently in the Board's decision to renew the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the renewal of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM's Equity

 40 MainStay Income Manager Fund

Investors Group. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio management team, the number of accounts managed by portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE INCOME MANAGER FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising

                                                      www.mainstayfunds.com   41
directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fees when compared to similar fees charged by NYLIM to other investment advisory clients, and fee charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fee and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the renewal of the Agreement for one additional year.

 42 MainStay Income Manager Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 1-800-MAINSTAY
(1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE
Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

INCOME MANAGER                        VOTES
FUND                 VOTES FOR      WITHHELD    ABSTENTIONS       TOTAL
Susan B. Kerley    15,428,193.809  348,669.903    364.000     15,777,227.712
----------------------------------------------------------------------------
Alan R. Latshaw    15,428,193.809  348,669.903    364.000     15,777,227.712
----------------------------------------------------------------------------
Peter Meenan       15,428,193.809  348,669.903    364.000     15,777,227.712
----------------------------------------------------------------------------
Richard H.
 Nolan, Jr.        15,428,193.809  348,669.903    364.000     15,777,227.712
----------------------------------------------------------------------------
Richard S.
 Trutanic          15,423,808.025  353,055.687    364.000     15,777,227.712
----------------------------------------------------------------------------
Roman L. Weil      15,428,193.809  348,669.903    364.000     15,777,227.712
----------------------------------------------------------------------------
John A. Weisser    15,428,193.809  348,669.903    364.000     15,777,227.712
----------------------------------------------------------------------------
Brian A. Murdock   15,428,193.809  348,669.903    364.000     15,777,227.712
----------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                      www.mainstayfunds.com   43

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of Eclipse Funds Inc. (the "Fund") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The Directors listed below were elected to serve the Fund effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                     NUMBER OF FUNDS
                          POSITION(S) HELD                                    IN FUND COMPLEX
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite;        Member of the Board of Managers        65         Trustee, Eclipse Funds since
        3/14/56           Director since     and President (since 2004) and                    June 2007 (3 funds); Director,
                          June 2007 and      Chief Executive Officer (since                    MainStay VP Series Fund, Inc.,
                          Chief Executive    2006), New York Life Investment                   since 2006 (25 portfolios);
                          Officer since      Management LLC and New York                       Director, ICAP Funds, Inc.,
                          2006               Life Investment Management                        since 2006 (3 funds); Trustee,
                                             Holdings LLC; Senior Vice                         The MainStay Funds since 2006
                                             President, New York Life                          (19 funds).
                                             Insurance Company (since 2004);
                                             Chairman of the Board and
                                             President, NYLIFE Distributors
                                             LLC and NYLCAP Manager LLC
                                             (since 2004) and Institutional
                                             Capital LLC (since 2006); Chief
                                             Executive Officer, Eclipse
                                             Funds (since 2006); Chairman
                                             (2006 to 2007) and Trustee and
                                             Chief Executive Officer (since
                                             2006), The MainStay Funds;
                                             Chairman (2006 to 2007) and
                                             Director and Chief Executive
                                             Officer (since 2006), MainStay
                                             VP Series Fund, Inc.; Director
                                             and Chief Executive Officer,
                                             ICAP Funds, Inc. (since 2006);
                                             Chief Investment Officer, MLIM
                                             Europe and Asia (2001 to 2003);
                                             President of Merrill Japan and
                                             Chairman of MLIM's Pacific
                                             Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* Director considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 44   MainStay Income Manager Fund

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          65         Chairman since 2005 and Trustee
        8/12/51           Chairman since     Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          2005 and Director                                                    funds); Chairman and Director,
                          since 1990                                                           ICAP Funds, Inc., since 2006 (3
                                                                                               funds); Chairman and Trustee,
                                                                                               The MainStay Funds, since June
                                                                                               2007 (19 funds); Chairman and
                                                                                               Director, MainStay VP Series
                                                                                               Fund, Inc., since June 2007 (25
                                                                                               portfolios); Trustee, Legg
                                                                                               Mason Partners Funds, Inc.,
                                                                                               since 1991 (30 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        65         Trustee, Eclipse Funds since
        3/27/51           Director and       LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Audit Committee    Arthur Andersen LLP (1976 to                      ICAP Funds, Inc., since June
                          Financial Expert   2002); Consultant to the                          2007 (3 funds); Trustee, The
                          since June 2007    MainStay Funds Audit and                          MainStay Funds since 2006 (19
                                             Compliance Committee (2004                        funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (25 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9
                                                                                               portfolios); Trustee, Utopia
                                                                                               Funds since 2005 (4
                                                                                               portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Retired                                65         Trustee, Eclipse Funds since
        12/5/41           Director since                                                       2002 (3 funds); Director, ICAP
                          2002                                                                 Funds, Inc., since June 2007 (3
                                                                                               funds); Trustee, The MainStay
                                                                                               Funds since June 2007 (19
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         65         Trustee, Eclipse Funds since
        NOLAN, JR.        Director since     Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        ICAP Funds, Inc., since June
                                             Management (1994 to 2004)                         2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               2006 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        65         Trustee, Eclipse Funds since
        TRUTANIC          Director since     Executive Office (1990 to                         June 2007 (3 funds); Director,
        2/13/52           June 2007          1999), Somerset Group                             ICAP Funds, Inc., since June
                                             (financial advisory firm);                        2007 (3 funds); Trustee, The
                                             Managing Director and Advisor,                    MainStay Funds since 1994 (19
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002                            Series Fund, Inc., since June
                                             to 2004); Senior Managing                         2007 (25 portfolios).
                                             Director and Partner, Groupe
                                             Arnault S.A. (private
                                             investment firm) (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     45

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             65         Trustee, Eclipse Funds since
        5/22/40           Director and       Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Audit Committee    Business, University of                           ICAP Funds, Inc., since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (3 funds); Trustee, The
                          since June 2007    Weil Associates, Inc.                             MainStay Funds since June 2007
                                             (consulting firm)                                 (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1994 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          65         Trustee, Eclipse Funds since
        10/22/41          Director since     Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             ICAP Funds, Inc., since June
                                                                                               2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1997 (25 portfolios); Trustee,
                                                                                               Direxion Funds (57 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007.
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Fund effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Fund effective June 7, 2007:

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Indefinite; Chief  Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Legal Officer      York Life Investment Management LLC (including predecessor
        10/19/46          since 2004         advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2005), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2002); Secretary,
                                             NYLIM Service Company LLC, NYLCAP Manager LLC, Madison
                                             Capital Funding LLC and Institutional Capital LLC (since
                                             2006); Chief Legal Officer, Eclipse Funds, The MainStay
                                             Funds and MainStay VP Series Fund, Inc. (since 2004),
                                             McMorgan Funds (since 2005) and ICAP Funds, Inc. (since
                                             2006); Managing Director and Senior Counsel, Lehman Brothers
                                             Inc. (1998 to 1999); General Counsel and Managing Director,
                                             JP Morgan Investment Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK BENINTENDE   Indefinite;        Managing Director, New York Life Investment Management LLC
        5/12/64           Treasurer and      (since June 2007); Treasurer and Principal Financial and
                          Principal          Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Financial and      MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          Accounting         2007); Vice President, Prudential Investments (2000 to
                          Officer since      2007); Assistant Treasurer, JennisonDryden Family of Funds,
                          June 2007          Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        Indefinite;        Senior Managing Director and Chief Marketing Officer, New
        FISHER            President since    York Life Investment Management LLC (since 2005); Managing
        2/22/59           March 2007         Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds, The
                                             MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Indefinite; Vice   Director, New York Life Investment Management LLC (including
        HARRINGTON        President--        predecessor advisory organizations) (since 2000); Executive
        2/8/59            Administration     Vice President, New York Life Trust Company and New York
                          since 2005         Life Trust Company, FSB (since 2006); Vice
                                             President--Administration, Eclipse Funds, MainStay VP Series
                                             Fund, Inc., and The MainStay Funds (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 46   MainStay Income Manager Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Indefinite;        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Senior Vice        2006) and Managing Director and Chief Compliance Officer
        12/16/65          President and      (2003 to 2006), New York Life Investment Management LLC and
                          Chief Compliance   New York Life Investment Management Holdings LLC; Senior
                          Officer since      Managing Director, Compliance (since 2006) and Managing
                          2006               Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                             Vice President and Chief Compliance Officer, Eclipse Funds,
                                             The MainStay Funds and MainStay VP Series Fund, Inc. (since
                                             2006), and ICAP Funds, Inc. (since 2006); Vice
                                             President--Compliance, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (2004 to 2006); Deputy Chief
                                             Compliance Officer, New York Life Investment Management LLC
                                             (2002 to 2003); Vice President and Compliance Officer,
                                             Goldman Sachs Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Indefinite;        Managing Director and Associate General Counsel, New York
        MORRISON          Secretary since    Life Investment Management LLC (since 2004); Managing
        3/26/56           2004               Director and Secretary, NYLIFE Distributors LLC (since
                                             2004); Secretary, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Fund effective June 7, 2007.

Christopher O. Blunt resigned as President of the Fund effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Fund effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Fund effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Fund effective March 19, 2007.

                                                    www.mainstayfunds.com     47

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund(1)
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(2)
MainStay Growth Equity Fund(3)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Class B shares closed to new investors, except for certain retirement savings and other automatic purchase plans, effective May 21, 2007.
2. Closed to new investors and new purchases as of January 1, 2002.
3. Offered only to residents of Connecticut, Maryland, New Jersey and New York.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

 NYLIM-AO10820         (RECYCLE LOGO)                     MS155-07  MSIM10-04/07
                                                                  B6

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CONSERVATIVE ALLOCATION FUND
                    GROWTH ALLOCATION FUND
                    MODERATE ALLOCATION FUND
                    MODERATE GROWTH ALLOCATION FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2007

MESSAGE FROM
THE PRESIDENT

At MainStay, we take special pride in providing investors with single-point access to the expertise of six diverse institutional boutique investment firms. Each mutual fund we offer is advised or subadvised by one or more institutional money managers, each of which has the autonomy to focus on its own unique investment style. By preserving the integrity of these boutiques, in both process and culture, we believe that we are helping to achieve greater consistency of returns for our shareholders.

New York Life Investment Management uses these boutiques to power its MainStay Funds, which seek to achieve investment excellence for our shareholders and maintain a disciplined, long-term perspective.

Equity investors were generally rewarded for holding their ground during the turbulent six months ended April 30, 2007. In late February and early March 2007, a correction in the Chinese stock market took a toll on stocks around the world. Fortunately, positive earnings reports led to a substantial rebound, and U.S. stocks in general recorded gains across every sector for the six-month reporting period. While past performance is no guarantee of future results, international stocks as a whole were even stronger, providing solid double-digit returns.

According to Russell data for U.S. equity markets, mid-cap companies generally outperformed small-and large-capitalization companies, and value stocks outperformed growth stocks among mid- and large-cap issuers.

During the six months ended April 30, 2007, the Federal Open Market Committee
(FOMC) maintained the federal funds target rate at a steady 5.25%, hoping that earlier rate hikes would be sufficient to keep inflation in check. The yield curve remained inverted throughout the reporting period, with Treasury bills yielding more than 10-year Treasury bonds. Although an inverted yield curve is sometimes associated with a heightened risk of recession, the FOMC continued to focus on the potential for moderate economic expansion.

Shorter-term interest rates declined slightly during the reporting period and longer-term interest rates rose. While rising interest rates hurt bond prices, most broad domestic bond-market indices provided modest but positive total returns.

Early in 2007, several subprime mortgage lenders faced higher-than-anticipated delinquencies and defaults, raising concerns about underwriting practices. Several lenders filed for bankruptcy protection, and others saw their stock prices decline. Fortunately, we believe that there is little evidence that the difficulties will undermine fixed-income markets in general.

As always, we appreciate your decision to make MainStay Funds part of your overall investment strategy. We look forward to serving your financial interests and growing together for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher

President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CONSERVATIVE ALLOCATION FUND
                    GROWTH ALLOCATION FUND
                    MODERATE ALLOCATION FUND
                    MODERATE GROWTH ALLOCATION FUND

                    MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2007

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

MainStay Conservative Allocation Fund                                          5

--------------------------------------------------------------------------------


MainStay Growth Allocation Fund                                               18
--------------------------------------------------------------------------------


MainStay Moderate Allocation Fund                                             30
--------------------------------------------------------------------------------


MainStay Moderate Growth Allocation Fund                                      44
--------------------------------------------------------------------------------


Notes to Financial Statements                                                 58
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     63
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  66
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        66
--------------------------------------------------------------------------------


Special Meeting of Shareholders                                               66
--------------------------------------------------------------------------------


Directors and Officers                                                        68

MAINSTAY CONSERVATIVE ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX        ONE      SINCE
TOTAL RETURNS            MONTHS      YEAR   INCEPTION
-----------------------------------------------------
With sales charges       -0.47%      3.79%    5.42%
Excluding sales charges   5.33       9.83     8.34

(PERFORMANCE GRAPH)                                         (With sales charges)

                                              MAINSTAY                                                         LEHMAN BROTHERS
                                            CONSERVATIVE                                                        AGGREGATE BOND
                                          ALLOCATION FUND         S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                          ---------------         -------------         ---------------        ---------------
4/4/05                                          9450                  10000                  10000                  10000
                                                9356                   9846                   9879                  10114
                                               10157                  11364                  13187                  10186
4/30/07                                        11155                  13096                  15800                  10935

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX        ONE      SINCE
TOTAL RETURNS            MONTHS      YEAR   INCEPTION
-----------------------------------------------------
With sales charges       -0.13%      3.99%    6.20%
Excluding sales charges   4.87       8.99     7.55

(PERFORMANCE GRAPH)                                         (With sales charges)

                                              MAINSTAY                                                         LEHMAN BROTHERS
                                           CONVSERVATIVE                                                        AGGREGATE BOND
                                          ALLOCATION FUND         S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                          ---------------         -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                                9890                   9846                   9879                  10114
                                               10667                  11364                  13187                  10186
4/30/07                                        11326                  13096                  15800                  10935

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX        ONE      SINCE
TOTAL RETURNS            MONTHS      YEAR   INCEPTION
-----------------------------------------------------
With sales charges        3.87%      8.09%    7.55%
Excluding sales charges   4.87       9.09     7.55

(PERFORMANCE GRAPH)                                         (With sales charges)

                                              MAINSTAY                                                         LEHMAN BROTHERS
                                           CONVSERVATIVE                                                        AGGREGATE BOND
                                          ALLOCATION FUND         S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                          ---------------         -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                                9890                   9846                   9879                  10114
                                               10657                  11364                  13187                  10186
4/30/07                                        11626                  13096                  15800                  10935

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX         ONE      SINCE
TOTAL RETURNS            MONTHS      YEAR    INCEPTION
------------------------------------------------------
                          5.44%      10.28%    8.81%

(PERFORMANCE GRAPH)

                                              MAINSTAY                                                         LEHMAN BROTHERS
                                           CONVSERVATIVE                                                        AGGREGATE BOND
                                          ALLOCATION FUND         S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                          ---------------         -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                                9900                   9846                   9879                  10114
                                               10800                  11364                  13187                  10186
4/30/07                                        11910                  13096                  15800                  10935



                                                                         SIX         ONE      SINCE
BENCHMARK PERFORMANCE                                                   MONTHS      YEAR    INCEPTION
-----------------------------------------------------------------------------------------------------

S&P 500(R) Index(1)                                                      8.60%      15.24%    13.90%
MSCI EAFE(R) Index(2)                                                   15.46       19.81     24.70
Lehman Brothers(R) Aggregate Bond Index(3)                               2.64        7.36      4.41
Average Lipper mixed-asset target allocation conservative fund(4)        4.69        8.17      6.80

be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

1. Going forward, the Fund will measure its performance against the S&P 500(R) Index. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay Conservative Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2006, to April 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2006, to April 30, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/06           4/30/07           PERIOD(1)           4/30/07            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,053.45            $2.60            $1,022.45             $2.56
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,049.00            $6.40            $1,018.70             $6.31
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,049.00            $6.40            $1,018.70             $6.31
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,054.45            $1.27            $1,023.75             $1.25
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.51% for Class A, 1.26% for Class B and Class C and 0.25% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). These net expenses do not include the expenses of the Underlying Funds the Fund invests in.

                                                       www.mainstayfunds.com   7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2007

(COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.9
Cash and Other Assets, Less Liabilities                                           0.1

See Portfolio of Investments on page 12 for specific holdings within these categories.

 8 MainStay Conservative Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony Elavia of New York Life Investment Management LLC

HOW DID MAINSTAY CONSERVATIVE ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2007?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 5.33% for Class A shares, 4.87% for Class B shares and 4.87% for Class C shares for the six months ended April 30, 2007. For the same period, the Fund's Class I shares returned 5.44%. All share classes underperformed the 8.60% return of the S&P 500(R) Index,(1) the Fund's broad-based securities-market index, for the six-month reporting period. All share classes outperformed the 4.69% return of the average Lipper (2) mixed-asset target allocation conservative fund for the six months ended April 30, 2007. See page 5 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG THE UNDERLYING FUNDS?

MainStay Conservative Allocation Fund invests in other MainStay Funds, which are referred to as Underlying Funds. Throughout the reporting period, we emphasized Underlying Funds with larger average capitalizations and a stronger growth orientation. We believed that the market's capitalization and style preferences--for small-cap stocks and value-oriented stocks--had become a bit distorted in recent years. During the six months ended April 30, 2007, our growth style bias and orientation toward Underlying Funds with larger average capitalizations had little impact on the performance of the Fund.

WERE THERE ANY SIGNIFICANT CHANGES IN YOUR ALLOCATIONS TO UNDERLYING FUNDS?

During the reporting period, there were no noteworthy changes in the Fund's allocations. Since our rationale for the Fund's positioning remained intact, there was no need to adjust Fund holdings.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

MainStay International Equity Fund and MainStay ICAP International Fund were the best-performing Underlying Funds in which the Fund invested. Foreign markets as a whole performed roughly in line with the broad U.S. equity market in local-currency terms, but a decline in the U.S. dollar substantially improved the returns on these investments in U.S. dollar terms. Underlying Funds that invested primarily in large-cap value-oriented stocks also performed well during the reporting period. An example was MainStay ICAP Select Equity Fund.

The worst-performing Underlying Funds were higher-grade bond Funds. MainStay Indexed Bond Fund and MainStay Intermediate Term Bond Fund both trailed the S&P 500(R) Index by a significant margin.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH ONES DETRACTED?

MainStay Common Stock Fund, which had a sizable average allocation, made the strongest positive contribution to the Fund's absolute performance, followed closely by MainStay ICAP Select Equity Fund. Our decision to maintain only a minimal allocation to Underlying Funds with a small-cap equity emphasis also helped the Fund's relative results.

Excluding all sales charges, none of the Underlying Funds generated negative returns, but MainStay Indexed Bond Fund and MainStay Floating Rate Bond Fund were among the Fund holdings that detracted from performance relative to the S&P 500(R) Index.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

A strategic blend of Underlying Fixed Income Funds was established at the Fund's inception and has been maintained ever since. During the reporting period, yields on investment-grade bonds fluctuated, rising in response to a classic economic-growth scare in early 2007, only to fall shortly thereafter as investors repriced risk in the wake of the Chinese equity market sell-off. By the end of April, yields were back near their October 2006 levels, and bond investors found that they had earned coupon-like returns.

Investors in debt of lower-quality issuers fared somewhat better, as spreads continued to contract at the far end of the credit spectrum, despite turmoil in the subprime mortgage market and concerns about corporate default rates and rising personal bankruptcy levels. High-yield bonds were the best-


1. See footnote on page 6 for more information on the S&P 500 Index.
2. See footnote on page 6 for more information on Lipper Inc.

THE DISCLOSURE ON PAGE 11 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                       www.mainstayfunds.com   9
performing fixed-income sector during the reporting period, and MainStay High Yield Corporate Bond Fund was the Fund's best-performing Underlying Fixed Income Fund.

The Fund also had fixed-income positions in Main Stay Indexed Bond Fund, MainStay Floating Rate Fund and MainStay Intermediate Term Bond Fund.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10 MainStay Conservative Allocation Fund

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds as well as the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Conservative Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small- cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating-Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN THE UNDERLYING MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

                                                      www.mainstayfunds.com   11

PORTFOLIO OF INVESTMENTS APRIL 30, 2007 UNAUDITED


                                                       SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES (99.9%)+
---------------------------------------------------------------------------
EQUITY FUNDS (39.7%)
MainStay Common Stock Fund Class I                    540,949   $ 8,411,758
MainStay Growth Equity Fund Class I (a)               321,924     3,769,729
MainStay ICAP Equity Fund Class I                       6,604       312,179
MainStay ICAP International Fund Class I               53,003     2,242,564
MainStay ICAP Select Equity Fund Class I              138,559     6,113,230
MainStay International Equity Fund Class I            125,329     2,237,130
MainStay Large Cap Growth Fund Class I (b)          1,415,553     8,889,673
MainStay S&P 500 Index Fund Class I                    91,252     3,130,857
MainStay Small Cap Opportunity Fund Class I            14,389       307,643
MainStay Value Fund Class I                            13,905       312,594
                                                                -----------
                                                                 35,727,357
                                                                -----------
FIXED INCOME FUNDS (60.2%)
MainStay Floating Rate Fund Class I (a)               683,947     6,798,437
MainStay High Yield Corporate Bond Fund Class I     1,031,919     6,769,389
MainStay Indexed Bond Fund Class I (a)              3,236,588    34,599,121
MainStay Intermediate Term Bond Fund Class I          624,083     6,103,528
                                                                -----------
                                                                 54,270,475
                                                                -----------
Total Affiliated Investment Companies
 (Cost $86,198,904) (c)                                  99.9%   89,997,832(d)
Cash and Other Assets,
 Less Liabilities                                         0.1        52,704
                                                    ---------   -----------
Net Assets                                              100.0%  $90,050,536
                                                    =========   ===========

+    Percentages indicated are based on Fund net assets.
(a)  The Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund Share Class.
(b)  Non-income producing Underlying Fund.
(c)  The cost for federal income tax purposes is $86,233,183.
(d)  At April 30, 2007 net unrealized appreciation was $3,764,649 based on cost for federal income tax purposes. This
     consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value
     over cost of $3,874,542 and aggregate gross unrealized
     depreciation for all investments on which there was an
     excess of cost over market value of $109,893.

 12 MainStay Conservative Allocation Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 UNAUDITED

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $86,198,904)         $89,997,832
Cash                                                  49,253
Receivables:
  Fund shares sold                                   285,297
Other assets                                          39,827
                                                 ------------
    Total assets                                  90,372,209
                                                 ------------
LIABILITIES:
Payables:
  Fund shares redeemed                               187,958
  Investment securities purchased                     49,253
  NYLIFE Distributors (See Note 3)                    36,337
  Professional fees                                   14,306
  Shareholder communication                           12,249
  Transfer agent (See Note 3)                          7,374
  Manager (See Note 3)                                 7,016
  Custodian                                            2,759
  Directors                                              288
Accrued expenses                                       4,133
                                                 ------------
    Total liabilities                                321,673
                                                 ------------
Net assets                                       $90,050,536
                                                 ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized:
  Class A                                        $     5,452
  Class B                                              1,537
  Class C                                              1,089
  Class I                                                 83
Additional paid-in capital                        85,567,945
Accumulated undistributed net investment income      181,908
Accumulated undistributed net realized gain on
  investments                                        493,594
Net unrealized appreciation on investments         3,798,928
                                                 ------------
Net assets                                       $90,050,536
                                                 ============
CLASS A
Net assets applicable to outstanding shares      $60,203,153
                                                 ============
Shares of capital stock outstanding                5,452,410
                                                 ============
Net asset value per share outstanding            $     11.04
Maximum sales charge (5.50% of offering price)          0.64
                                                 ------------
Maximum offering price per share outstanding     $     11.68
                                                 ============
CLASS B
Net assets applicable to outstanding shares      $16,927,590
                                                 ============
Shares of capital stock outstanding                1,536,807
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     11.01
                                                 ============
CLASS C
Net assets applicable to outstanding shares      $11,994,874
                                                 ============
Shares of capital stock outstanding                1,088,983
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     11.01
                                                 ============
CLASS I
Net assets applicable to outstanding shares      $   924,919
                                                 ============
Shares of capital stock outstanding                   83,370
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     11.09
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                         $1,430,956
  Interest                                            1,224
                                                 -----------
    Total income                                  1,432,180
                                                 -----------
EXPENSES:
  Distribution--Class B (See Note 3)                 55,838
  Distribution--Class C (See Note 3)                 36,545
  Distribution/Service--Class A (See Note 3)         61,563
  Service--Class B (See Note 3)                      18,613
  Service--Class C (See Note 3)                      12,182
  Registration                                       28,079
  Professional fees                                  12,899
  Custodian                                           7,919
  Transfer agent--Classes A, B and C (See Note
    3)                                                7,732
  Shareholder communication                           3,844
  Directors                                           1,372
  Miscellaneous                                       4,252
                                                 -----------
    Total expenses                                  250,838
  Expense recouped from Manager (See Note 3)         32,187
                                                 -----------
    Net expenses                                    283,025
                                                 -----------
Net investment income                             1,149,155
                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions         50,698
  Capital gain distributions from affiliated
    investment company transactions                 478,518
                                                 -----------
Net realized gain on investments                    529,216
                                                 -----------
Net change in unrealized appreciation on
  investments                                     2,198,720
                                                 -----------
Net realized and unrealized gain on investments   2,727,936
                                                 -----------
Net increase in net assets resulting from
  operations                                     $3,877,091
                                                 ===========

 14 MainStay Conservative Allocation Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2006

                                              2007          2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                 $ 1,149,155   $ 1,125,078
 Net realized gain on investments          529,216     1,235,792
 Net change in unrealized
  appreciation on investments            2,198,720     1,680,273
                                       -------------------------
Net increase in net assets resulting
 from operations                         3,877,091     4,041,143
                                       -------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Class A                                (695,288)     (986,092)
   Class B                                (158,227)     (246,117)
   Class C                                (102,735)     (139,935)
   Class I                                 (10,997)       (5,432)
 From net realized gain on
  investments:
   Class A                                (719,822)       (2,835)
   Class B                                (225,249)       (1,886)
   Class C                                (140,242)         (580)
   Class I                                  (9,585)           (2)
                                       -------------------------
 Total dividends and distributions to
  shareholders                          (2,062,145)   (1,382,879)
                                       -------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              21,394,115    27,764,577
   Class B                               4,128,419    10,076,432
   Class C                               4,399,345     6,308,580
   Class I                                 278,394       569,960
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                               1,307,868       910,173
   Class B                                 374,565       237,874
   Class C                                 203,572       119,825
   Class I                                  20,582         5,434
                                       -------------------------
                                        32,106,860    45,992,855

                                              2007          2006
 Cost of shares redeemed:
   Class A                             $(5,075,576)  $(7,102,217)
   Class B                                (870,526)   (2,326,415)
   Class C                                (912,380)   (1,587,299)
   Class I                                    (524)       (7,301)
                                       -------------------------
                                        (6,859,006)  (11,023,232)
 Net asset value of shares converted (See Note 1):
   Class A                                 476,099     4,313,326
   Class B                                (476,099)   (4,313,326)
   Increase in net assets derived
    from capital share transactions     25,247,854    34,969,623
                                       -------------------------
   Net increase in net assets           27,062,800    37,627,887

NET ASSETS:
Beginning of period                     62,987,736    25,359,849
                                       -------------------------
End of period                          $90,050,536   $62,987,736
                                       =========================
Accumulated undistributed net
 investment income at end of period    $   181,908   $        --
                                       =========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                              CLASS A                                    CLASS B
                                            --------------------------------------------      ------------------------------
                                                                              APRIL 4,
                                            SIX MONTHS                          2005*         SIX MONTHS
                                              ENDED         YEAR ENDED         THROUGH          ENDED         YEAR ENDED
                                            APRIL 30,       OCTOBER 31,      OCTOBER 31,      APRIL 30,       OCTOBER 31,
                                              2007**           2006             2005            2007**           2006
Net asset value at beginning of period       $ 10.80          $ 10.21          $ 10.00         $ 10.78          $ 10.18
                                            ----------      -----------      -----------      ----------      -----------
Net investment income                           0.18             0.28(a)          0.14(a)         0.13             0.22(a)
Net realized and unrealized gain on
  investments                                   0.38             0.65             0.11(b)         0.39             0.65
                                            ----------      -----------      -----------      ----------      -----------
Total from investment operations                0.56             0.93             0.25            0.52             0.87
                                            ----------      -----------      -----------      ----------      -----------
Less dividends and distributions:
  From net investment income                   (0.15)           (0.34)           (0.04)          (0.12)           (0.27)
  From net realized gain on investments        (0.17)           (0.00)(c)           --           (0.17)           (0.00)(c)
                                            ----------      -----------      -----------      ----------      -----------
Total dividends and distributions              (0.32)           (0.34)           (0.04)          (0.29)           (0.27)
                                            ----------      -----------      -----------      ----------      -----------
Net asset value at end of period             $ 11.04          $ 10.80          $ 10.21         $ 11.01          $ 10.78
                                            ==========      ===========      ===========      ==========      ===========
Total investment return (d)                     5.33%(e)         9.36%            2.49%(e)        4.87%(e)         8.67%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         3.32%+           2.71%            2.43%+          2.57%+           2.07%
  Net expenses (f)                              0.51%+           0.53%            0.60%+          1.26%+           1.28%
  Expenses (before
    recoupment/reimbursement) (f)               0.42%+           0.61%            1.55%+          1.17%+           1.36%
Portfolio turnover rate                            2%              33%               3%              2%              33%
Net assets at end of period (in 000's)       $60,203          $40,889          $13,350         $16,928          $13,426

                                              CLASS B
                                            -----------
                                             APRIL 4,
                                               2005*
                                              THROUGH
                                            OCTOBER 31,
                                               2005
Net asset value at beginning of period        $10.00
                                            -----------
Net investment income                           0.10(a)
Net realized and unrealized gain on
  investments                                   0.10(b)
                                            -----------
Total from investment operations                0.20
                                            -----------
Less dividends and distributions:
  From net investment income                   (0.02)
  From net realized gain on investments           --
                                            -----------
Total dividends and distributions              (0.02)
                                            -----------
Net asset value at end of period              $10.18
                                            ===========
Total investment return (d)                     2.02%(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.68%+
  Net expenses (f)                              1.35%+
  Expenses (before
    recoupment/reimbursement) (f)               2.30%+
Portfolio turnover rate                            3%
Net assets at end of period (in 000's)        $9,100

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(e)  Total return is not annualized.
(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

 16 MainStay Conservative Allocation Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                      CLASS C                                           CLASS I
    --------------------------------------------      --------------------------------------------
                                      APRIL 4,                                          APRIL 4,
    SIX MONTHS                          2005*         SIX MONTHS                          2005*
      ENDED         YEAR ENDED         THROUGH          ENDED         YEAR ENDED         THROUGH
    APRIL 30,       OCTOBER 31,      OCTOBER 31,      APRIL 30,       OCTOBER 31,      OCTOBER 31,
      2007**           2006             2005            2007**           2006             2005
     $ 10.78          $10.18           $10.00           $10.85          $10.21           $10.00
    ----------      -----------      -----------      ----------      -----------      -----------
        0.14            0.21(a)          0.10(a)          0.18            0.33(a)          0.15(a)
        0.38            0.66             0.10(b)          0.40            0.68             0.11(b)
    ----------      -----------      -----------      ----------      -----------      -----------
        0.52            0.87             0.20             0.58            1.01             0.26
    ----------      -----------      -----------      ----------      -----------      -----------
       (0.12)          (0.27)           (0.02)           (0.17)          (0.37)           (0.05)
       (0.17)          (0.00)(c)           --            (0.17)          (0.00)(c)           --
    ----------      -----------      -----------      ----------      -----------      -----------
       (0.29)          (0.27)           (0.02)           (0.34)          (0.37)           (0.05)
    ----------      -----------      -----------      ----------      -----------      -----------
     $ 11.01          $10.78           $10.18           $11.09          $10.85           $10.21
    ==========      ===========      ===========      ==========      ===========      ===========
        4.87%(e)        8.67%            2.02%(e)         5.44%(e)       10.13%            2.57%(e)
        2.58%+          2.02%            1.68%+           3.49%+          3.15%            2.78%+
        1.26%+          1.28%            1.35%+           0.25%+          0.25%            0.25%+
        1.17%+          1.36%            2.30%+           0.16%+          0.33%            1.20%+
           2%             33%               3%               2%             33%               3%
     $11,995          $8,066           $2,900           $  925          $  607           $   10

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   17

MAINSTAY GROWTH ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        3.30%    7.85%    12.00%
Excluding sales charges   9.31    14.13     15.10

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                          MAINSTAY GROWTH                                                       AGGREGATE BOND
                                          ALLOCATION FUND         S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                          ---------------         -------------         ---------------        ---------------
4/4/05                                          9450                  10000                  10000                  10000
                                                9214                   9846                   9879                  10114
                                               11081                  11364                  13187                  10186
4/30/07                                        12646                  13096                  15800                  10935

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        3.86%    8.21%    12.97%
Excluding sales charges   8.86    13.21     14.24

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                          MAINSTAY GROWTH                                                       AGGREGATE BOND
                                          ALLOCATION FUND         S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                          ---------------         -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                                9750                   9846                   9879                  10114
                                               11637                  11364                  13187                  10186
4/30/07                                        12874                  13096                  15800                  10935

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        7.94%   12.29%    14.32%
Excluding sales charges   8.94    13.29     14.32

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                          MAINSTAY GROWTH                                                       AGGREGATE BOND
                                          ALLOCATION FUND         S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                          ---------------         -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                                9750                   9846                   9879                  10114
                                               11647                  11364                  13187                  10186
4/30/07                                        13195                  13096                  15800                  10935

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 18 MainStay Growth Allocation Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
                          9.47%   14.45%    15.66%

(PERFORMANCE GRAPH)

                                                                                                               LEHMAN BROTHERS
                                          MAINSTAY GROWTH                                                       AGGREGATE BOND
                                          ALLOCATION FUND         S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                          ---------------         -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                                9750                   9846                   9879                  10114
                                               11809                  11364                  13187                  10186
4/30/07                                        13516                  13096                  15800                  10935



                                        SIX      ONE      SINCE
BENCHMARK PERFORMANCE                  MONTHS   YEAR    INCEPTION
-----------------------------------------------------------------

S&P 500(R) Index(1)                     8.60%   15.24%    13.90%
MSCI EAFE(R) Index(2)                  15.46    19.81     24.70
Lehman Brothers(R) Aggregate Bond
  Index(3)                              2.64     7.36      4.41
Average Lipper multi-cap core fund(4)   9.10    12.25     13.55

management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Going forward, the Fund will measure its performance against the S&P 500(R) Index. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) Indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                      www.mainstayfunds.com   19

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2006, to April 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2006, to April 30, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                                                             VALUE (BASED
                                                      ENDING ACCOUNT                       ON HYPOTHETICAL
                                                       VALUE (BASED                         5% ANNUALIZED
                                      BEGINNING         ON ACTUAL          EXPENSES           RETURN AND          EXPENSES
                                       ACCOUNT         RETURNS AND           PAID               ACTUAL              PAID
                                        VALUE           EXPENSES)           DURING            EXPENSES)            DURING
SHARE CLASS                            11/1/06           4/30/07           PERIOD(1)           4/30/07            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,093.45            $2.13            $1,022.95             $2.06
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,089.30            $6.01            $1,019.20             $5.81
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,090.10            $6.01            $1,019.20             $5.81
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,095.05            $0.68            $1,024.35             $0.65
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.41% for Class A, 1.16% for Class B and Class C and 0.13% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). These net expenses do not include the expenses of the Underlying Funds the Fund invests in.

 20 MainStay Growth Allocation Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2007

(COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.8
Cash and Other Assets, Less Liabilities                                           0.2

See Portfolio of Investments on page 24 for specific holdings within these categories.

                                                      www.mainstayfunds.com   21

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony Elavia of New York Life Investment Management LLC

HOW DID MAINSTAY GROWTH ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2007?

Excluding all sales charges, MainStay Growth Allocation Fund returned 9.31% for Class A shares, 8.86% for Class B shares and 8.94% for Class C shares for the six months ended April 30, 2007. For the same period, the Fund's Class I shares returned 9.47%. All share classes outperformed the 8.60% return of the S&P 500(R) Index,(1) the Fund's broad-based securities-market index, for the six-month reporting period. Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 9.10% return of the average Lipper(2) multi-cap core fund for the six months ended April 30, 2007. See page 18 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG THE UNDERLYING FUNDS?

MainStay Growth Allocation Fund invests in other MainStay Funds, which are referred to as Underlying Funds. Throughout the reporting period, we emphasized Underlying Funds with larger average capitalizations and a stronger growth orientation. We believed that the market's capitalization and style preferences--for small-cap stocks and value-oriented stocks--had become a bit distorted in recent years. During the six months ended April 30, 2007, our growth style bias and orientation toward Underlying Funds with larger average capitalizations had little impact on the performance of the Fund.

WERE THERE ANY SIGNIFICANT CHANGES IN YOUR ALLOCATIONS TO UNDERLYING FUNDS?

During the reporting period, there were no noteworthy changes in the Fund's allocations. Since our rationale for the Fund's positioning remained intact, there was no need to adjust Fund holdings.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

MainStay International Equity Fund and MainStay ICAP International Fund were the best-performing Underlying Funds in which the Fund invested. Foreign markets as a whole performed roughly in line with the broad U.S. equity market in local-currency terms, but a decline in the U.S. dollar substantially improved the returns on these investments in U.S. dollar terms. Underlying Funds that invested primarily in large-cap value-oriented stocks also performed well during the reporting period. An example was MainStay ICAP Select Equity Fund.

The Fund's worst-performing holding was MainStay Small Cap Opportunity Fund. Fortunately, the Fund had only a minimal allocation to this Underlying Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH ONES DETRACTED?

MainStay Common Stock Fund, which had an allocation of nearly 25%, and MainStay Large Cap Growth Fund made the strongest positive contributions to the Fund's absolute performance. Since both of these Underlying Funds underperformed the S&P 500(R) Index, however, they both detracted from the Fund's relative performance.

MainStay International Equity Fund and MainStay ICAP International Fund, on the other hand, both outperformed the S&P 500(R) Index. These two Underlying Funds had the greatest positive impact on the Fund's relative performance. A position in MainStay ICAP Select Equity Fund also helped the Fund's relative results, as did our decision to maintain only a minimal allocation to Underlying Funds with a small-cap equity emphasis.


1. See footnote on page 19 for more information on the S&P 500(R) Index.
2. See footnote on page 19 for more information on Lipper Inc.

THE DISCLOSURE ON PAGE 23 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 22 MainStay Growth Allocation Fund

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds as well as the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Growth Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small- cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

Before making an investment in the Fund, you should consider all the risks associated with it.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                      www.mainstayfunds.com   23

PORTFOLIO OF INVESTMENTS APRIL 30, 2007 UNAUDITED


                                                       SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (99.8%)+
----------------------------------------------------------------------------
EQUITY FUNDS (99.8%)
MainStay Common Stock Fund Class I (a)              2,268,370   $ 35,273,150
MainStay Growth Equity Fund Class I (a)               406,859      4,764,317
MainStay ICAP Equity Fund Class I                      73,320      3,465,828
MainStay ICAP International Fund Class I              354,425     14,995,717
MainStay ICAP Select Equity Fund Class I              358,402     15,812,706
MainStay International Equity Fund Class I            838,452     14,966,370
MainStay Large Cap Growth Fund Class I (a)(b)       6,031,333     37,876,769
MainStay S&P 500 Index Fund Class I                   331,139     11,361,369
MainStay Small Cap Opportunity Fund Class I            55,379      1,183,995
MainStay Value Fund Class I (a)                       426,097      9,578,658
                                                                ------------
Total Affiliated Investment Companies
 (Cost $136,821,022) (c)                                 99.8%   149,278,879(d)
Cash and Other Assets,
 Less Liabilities                                         0.2        247,695
                                                    ---------   ------------
Net Assets                                              100.0%  $149,526,574
                                                    =========   ============

+    Percentages indicated are based on Fund net assets.
(a)  The Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Fund Share Class.
(b)  Non-income producing Underlying Fund.
(c)  The cost for federal income tax purposes is $136,835,807.
(d)  At April 30, 2007 net unrealized appreciation was
     $12,443,072 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $12,457,857 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $14,785.

 24 MainStay Growth Allocation Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 UNAUDITED

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $136,821,022)       $149,278,879
Cash                                                 495,919
Receivables:
  Fund shares sold                                   345,244
Other assets                                          44,963
                                                -------------
  Total assets                                   150,165,005
                                                -------------
LIABILITIES:
Payables:
  Investment securities purchased                    495,917
  NYLIFE Distributors (See Note 3)                    66,245
  Fund shares redeemed                                30,129
  Professional fees                                   15,844
  Shareholder communication                           13,086
  Transfer agent (See Note 3)                         11,333
  Custodian                                            3,430
  Directors                                              458
Accrued expenses                                       1,989
                                                -------------
  Total liabilities                                  638,431
                                                -------------
Net assets                                      $149,526,574
                                                =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized:
  Class A                                       $      7,069
  Class B                                              3,854
  Class C                                                877
  Class I                                                  9
Additional paid-in capital                       135,352,061
Accumulated distributions in excess of net
  investment income                                 (662,660)
Accumulated undistributed net realized gain on
  investments                                      2,367,507
Net unrealized appreciation on investments        12,457,857
                                                -------------
Net assets                                      $149,526,574
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 89,935,619
                                                =============
Shares of capital stock outstanding                7,069,451
                                                =============
Net asset value per share outstanding           $      12.72
Maximum sales charge (5.50% of offering price)          0.74
                                                -------------
Maximum offering price per share outstanding    $      13.46
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 48,444,445
                                                =============
Shares of capital stock outstanding                3,854,054
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.57
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 11,033,759
                                                =============
Shares of capital stock outstanding                  876,572
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.59
                                                =============
CLASS I
Net assets applicable to outstanding shares     $    112,751
                                                =============
Shares of capital stock outstanding                    8,790
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.83
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   25

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                         $   874,498
  Interest                                             2,680
                                                 ------------
    Total income                                     877,178
                                                 ------------
EXPENSES:
  Distribution--Class B (See Note 3)                 136,995
  Distribution--Class C (See Note 3)                  36,310
  Distribution/Service--Class A (See Note 3)          86,641
  Service--Class B (See Note 3)                       45,665
  Service--Class C (See Note 3)                       12,103
  Registration                                        32,550
  Professional fees                                   15,040
  Custodian                                            8,299
  Transfer agent--Classes A, B and C (See Note
    3)                                                 7,498
  Shareholder communication                            6,564
  Directors                                            1,879
  Miscellaneous                                        4,484
                                                 ------------
    Total expenses                                   394,028
  Expenses recouped from Manager (See Note 3)         16,114
                                                 ------------
    Net expenses                                     410,142
                                                 ------------
Net investment income                                467,036
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions          11,853
  Capital gain distributions from affiliated
    investment company transactions                2,517,379
                                                 ------------
Net realized gain on investments                   2,529,232
                                                 ------------
Net change in unrealized appreciation on
  investments                                      7,520,642
                                                 ------------
Net realized and unrealized gain on investments   10,049,874
                                                 ------------
Net increase in net assets resulting from
  operations                                     $10,516,910
                                                 ============

 26 MainStay Growth Allocation Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2006

                                              2007          2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income (loss)         $    467,036   $  (292,650)
 Net realized gain on investments        2,529,232     3,093,577
 Net change in unrealized
  appreciation on investments            7,520,642     4,684,684
                                      --------------------------
 Net increase in net assets
  resulting from operations             10,516,910     7,485,611
                                      --------------------------
Dividends and distributions to
  shareholders:
 From net investment income:
   Class A                                (707,413)     (144,346)
   Class B                                (329,060)      (58,222)
   Class C                                 (93,014)      (22,116)
   Class I                                    (209)         (105)
 From net realized gain on
  investments:
   Class A                              (1,597,910)      (62,778)
   Class B                                (850,949)      (51,982)
   Class C                                (246,518)      (16,165)
   Class I                                    (448)          (54)
                                      --------------------------
 Total dividends and distributions
  to shareholders                       (3,825,521)     (355,768)
                                      --------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              32,170,134    40,726,021
   Class B                              20,590,677    22,473,965
   Class C                               3,033,107     8,524,550
   Class I                                  93,250        11,983
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                               2,211,421       195,379
   Class B                               1,135,146       105,939
   Class C                                 270,228        30,806
   Class I                                     656           159
                                      --------------------------
                                        59,504,619    72,068,802

                                              2007          2006
 Cost of shares redeemed:
   Class A                            $ (4,497,018)  $(3,808,028)
   Class B                              (1,677,111)   (2,714,340)
   Class C                              (1,418,488)   (1,509,251)
   Class I                                    (124)      (10,100)
                                      --------------------------
                                        (7,592,741)   (8,041,719)
 Net asset value of shares converted (See Note 1):
   Class A                               1,426,046     2,447,141
   Class B                              (1,426,046)   (2,447,141)
   Increase in net assets derived
    from capital share transactions     51,911,878    64,027,083
                                      --------------------------
   Net increase in net assets           58,603,267    71,156,926

NET ASSETS:
Beginning of period                     90,923,307    19,766,381
                                      --------------------------
End of period                         $149,526,574   $90,923,307
                                      --------------------------
Accumulated distributions in excess
  of net investment income at end of
  period                              $   (662,660)  $        --
                                      ==========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                    CLASS A                                            CLASS B
                                 ---------------------------------------------      ---------------------------------------------
                                                                    APRIL 4,                                           APRIL 4,
                                 SIX MONTHS                           2005*         SIX MONTHS                           2005*
                                    ENDED         YEAR ENDED         THROUGH           ENDED         YEAR ENDED         THROUGH
                                  APRIL 30,       OCTOBER 31,      OCTOBER 31,       APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                   2007**            2006             2005            2007**            2006             2005
Net asset value at beginning of
  period                           $ 12.08          $ 10.51          $ 10.00          $ 11.97          $ 10.47          $ 10.00
                                 -----------      -----------      -----------      -----------      -----------      -----------
Net investment income (loss)          0.09            (0.03)(a)        (0.04)(a)         0.06            (0.10)(a)        (0.08)(a)
Net realized and unrealized
  gain on investments                 1.01             1.74             0.55(b)          0.98             1.72             0.55(b)
                                 -----------      -----------      -----------      -----------      -----------      -----------
Total from investment
  operations                          1.10             1.71             0.51             1.04             1.62             0.47
                                 -----------      -----------      -----------      -----------      -----------      -----------
Less dividends and
  distributions:
  From net investment income         (0.14)           (0.09)              --            (0.12)           (0.07)              --
  From net realized gain on
    investments                      (0.32)           (0.05)              --            (0.32)           (0.05)              --
                                 -----------      -----------      -----------      -----------      -----------      -----------
Total dividends and
  distributions                      (0.46)           (0.14)              --            (0.44)           (0.12)              --
                                 -----------      -----------      -----------      -----------      -----------      -----------
Net asset value at end of
  period                           $ 12.72          $ 12.08          $ 10.51          $ 12.57          $ 11.97          $ 10.47
                                 ===========      ===========      ===========      ===========      ===========      ===========
Total investment return (c)           9.31%(d)        16.49%            5.10%(d)         8.86%(d)        15.59%            4.70%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)        1.10%+          (0.25%)          (0.61%)+          0.35%+          (0.91%)          (1.36%)+
  Net expenses (e)                    0.41%+           0.52%            0.62%+           1.16%+           1.27%            1.37%+
  Expenses (before
    recoupment/reimbursement)
    (e)                               0.38%+           0.55%            1.84%+           1.13%+           1.30%            2.59%+
Portfolio turnover rate                  0%(f)           84%              21%               0%(f)           84%              21%
Net assets at end of period (in
  000's)                           $89,936          $54,499          $10,709          $48,444          $27,770          $ 8,142

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Less than one-tenth of a percent.

 28 MainStay Growth Allocation Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                        CLASS C                                            CLASS I
     ---------------------------------------------      ---------------------------------------------
                                        APRIL 4,                                           APRIL 4,
     SIX MONTHS                           2005*         SIX MONTHS                           2005*
        ENDED         YEAR ENDED         THROUGH           ENDED         YEAR ENDED         THROUGH
      APRIL 30,       OCTOBER 31,      OCTOBER 31,       APRIL 30,       OCTOBER 31,      OCTOBER 31,
       2007**            2006             2005            2007**            2006             2005
       $ 11.97          $ 10.46          $ 10.00          $ 12.17          $ 10.52          $ 10.00
     -----------      -----------      -----------      -----------      -----------      -----------
          0.05            (0.11)(a)        (0.08)(a)         0.12             0.01(a)         (0.01)(a)
          1.01             1.74             0.54(b)          1.01             1.79             0.53(b)
     -----------      -----------      -----------      -----------      -----------      -----------
          1.06             1.63             0.46             1.13             1.80             0.52
     -----------      -----------      -----------      -----------      -----------      -----------
         (0.12)           (0.07)              --            (0.15)           (0.10)              --
         (0.32)           (0.05)              --            (0.32)           (0.05)              --
     -----------      -----------      -----------      -----------      -----------      -----------
         (0.44)           (0.12)              --            (0.47)           (0.15)              --
     -----------      -----------      -----------      -----------      -----------      -----------
       $ 12.59          $ 11.97          $ 10.46          $ 12.83          $ 12.17          $ 10.52
     ===========      ===========      ===========      ===========      ===========      ===========
          8.94%(d)        15.79%            4.60%(d)         9.47%(d)        17.36%            5.20%(d)
          0.44%+          (0.95%)          (1.36%)+          0.81%+           0.06%           (0.24%)+
          1.16%+           1.27%            1.37%+           0.13%+           0.25%            0.25%+
          1.13%+           1.30%            2.59%+           0.11%+           0.28%            1.47%+
             0%(f)           84%              21%               0%(f)           84%              21%
       $11,034          $ 8,640          $   904          $   113          $    14          $    11

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   29

MAINSTAY MODERATE ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        0.87%    5.72%     8.04%
Excluding sales charges   6.74    11.87%    11.03

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                         MAINSTAY MODERATE                                                      AGGREGATE BOND
                                          ALLOCATION FUND         S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                         -----------------        -------------         ---------------        ---------------
4/4/05                                          9450                  10000                  10000                  10000
                                                9346                   9846                   9879                  10114
                                               10492                  11364                  13187                  10186
4/30/07                                        11737                  13096                  15800                  10935

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        1.39%    6.04%     8.89%
Excluding sales charges   6.39    11.04%    10.20

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                         MAINSTAY MODERATE                                                      AGGREGATE BOND
                                          ALLOCATION FUND         S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                         -----------------        -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                                9890                   9846                   9879                  10114
                                               11012                  11364                  13187                  10186
4/30/07                                        11928                  13096                  15800                  10935

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        5.48%   10.13%    10.24%
Excluding sales charges   6.48    11.13%    10.24

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                         MAINSTAY MODERATE                                                      AGGREGATE BOND
                                          ALLOCATION FUND         S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                         -----------------        -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                                9890                   9846                   9879                  10114
                                               11012                  11364                  13187                  10186
4/30/07                                        12238                  13096                  15800                  10935

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 30 MainStay Moderate Allocation Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
                          6.88%   12.15%    11.36%

(PERFORMANCE GRAPH)

                                                                                                               LEHMAN BROTHERS
                                         MAINSTAY MODERATE                                                      AGGREGATE BOND
                                          ALLOCATION FUND         S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                         -----------------        -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                                9900                   9846                   9879                  10114
                                               11142                  11364                  13187                  10186
4/30/07                                        12496                  13096                  15800                  10935



                                                                    SIX               ONE               SINCE
BENCHMARK PERFORMANCE                                              MONTHS            YEAR             INCEPTION
---------------------------------------------------------------------------------------------------------------

S&P 500(R) Index(1)                                                 8.60%            15.24%             13.90%
MSCI EAFE(R) Index(2)                                              15.46             19.81              24.70
Lehman Brothers(R) Aggregate Bond Index(3)                          2.64              7.36               4.41
Average Lipper mixed-asset target allocation moderate
  fund(4)                                                           6.71             10.75               9.98

CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Going forward, the Fund will measure its performance against the S&P 500(R) Index. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                      www.mainstayfunds.com   31

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE ALLOCATION FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2006, to April 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2006, to April 30, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/06           4/30/07           PERIOD(1)           4/30/07            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,067.55            $1.79            $1,023.25             $1.76
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,064.30            $5.63            $1,019.50             $5.51
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,065.20            $5.63            $1,019.50             $5.51
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,068.90            $0.51            $1,024.50             $0.50
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.35% for Class A, 1.10% for Class B and Class C and 0.10% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). These net expenses do not include the expenses of the Underlying Funds the Fund invests in.

 32 MainStay Moderate Allocation Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2007

(COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  100.0
Liabilities in Excess of Cash and Other Assets                                     0.0

*Less than one-tenth of a percent.

See Portfolio of Investments on page 37 for specific holdings within these categories.

                                                      www.mainstayfunds.com   33

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony Elavia of New York Life Investment Management LLC

HOW DID MAINSTAY MODERATE ALLOCATION FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE SIX MONTHS ENDED APRIL 30, 2007?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 6.74% for Class A shares, 6.39% for Class B shares and 6.48% for Class C shares for the six months ended April 30, 2007. For the same period, the Fund's Class I shares returned 6.88%. All share classes underperformed the 8.60% return of the S&P 500(R) Index,(1) the Fund's broad-based securities-market index, for the six-month reporting period. Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 6.71% return of the average Lipper(2) mixed-asset target allocation moderate fund for the six months ended April 30, 2007. See page 30 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG THE UNDERLYING FUNDS?

MainStay Moderate Allocation Fund invests in other MainStay Funds, which are referred to as Underlying Funds. Throughout the reporting period, we emphasized Underlying Funds with larger average capitalizations and a stronger growth orientation. We believed that the market's capitalization and style preferences--for small-cap stocks and value-oriented stocks--had become a bit distorted in recent years. During the six months ended April 30, 2007, our growth style bias and orientation toward Underlying Funds with larger average capitalizations had little impact on the performance of the Fund.

WERE THERE ANY SIGNIFICANT CHANGES IN YOUR ALLOCATIONS TO UNDERLYING FUNDS?

During the reporting period, there were no noteworthy changes in the Fund's allocations. Since our rationale for the Fund's positioning remained intact, there was no need to adjust Fund holdings.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

MainStay International Equity Fund and MainStay ICAP International Fund were the best-performing Underlying Funds in which the Fund invested. Foreign markets as a whole performed roughly in line with the broad U.S. equity market in local-currency terms, but a decline in the U.S. dollar substantially improved the returns on these investments in U.S. dollar terms. Underlying Funds that invested primarily in large-cap value-oriented stocks also performed well during the reporting period. An example was MainStay ICAP Select Equity Fund.

The worst-performing Underlying Funds were higher-grade bond Funds. MainStay Indexed Bond Fund and MainStay Intermediate Term Bond Fund both trailed the S&P 500(R) Index by a significant margin.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH ONES DETRACTED?

Allocations to MainStay ICAP Select Equity Fund and MainStay Large Cap Growth Fund were the strongest positive contributors to the Fund's performance on an absolute basis, but it was MainStay International Equity Fund and MainStay ICAP International Fund that had the greatest positive impact relative to the S&P 500(R) Index. Maintaining only a minimal allocation to Underlying Funds with a small-cap equity emphasis also helped the Fund's relative results.

Excluding all sales charges, none of the Underlying Funds generated negative returns, but MainStay Indexed Bond Fund and MainStay Floating Rate Fund were among the Fund holdings that detracted from the Fund's performance relative to the S&P 500(R) Index.


1. See footnote on page 31 for more information on the S&P 500(R) Index.
2. See footnote on page 31 for more information on Lipper Inc.

THE DISCLOSURE ON PAGE 36 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 34 MainStay Moderate Allocation Fund

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

A strategic blend of Underlying Fixed Income Funds was established at the Fund's inception and has been maintained ever since. During the reporting period, yields on investment-grade bonds fluctuated, rising in response to a classic economic-growth scare in early 2007, only to fall shortly thereafter as investors repriced risk in the wake of the Chinese equity market sell-off. By the end of April, yields were back near their October 2006 levels, and bond investors found that they had earned coupon-like returns.

Investors in debt of lower-quality issuers fared somewhat better, as spreads continued to contract at the far end of the credit spectrum, despite turmoil in the subprime mortgage market and concerns about corporate default rates and rising personal bankruptcy levels. High-yield bonds were the best-performing fixed-income sector during the reporting period, and MainStay High Yield Corporate Bond Fund was the Fund's best-performing Underlying Fixed Income Fund.

The Fund also had fixed-income positions in MainStay Indexed Bond Fund, MainStay Floating Rate Fund and MainStay Intermediate Term Bond Fund.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                      www.mainstayfunds.com   35

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds as well as the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Moderate Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small- cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating-Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN THE UNDERLYING MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

 36 MainStay Moderate Allocation Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2007 UNAUDITED


                                                           SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (100.0%)+
--------------------------------------------------------------------------------
EQUITY FUNDS (59.8%)
MainStay Common Stock Fund Class I (a)                  1,742,359   $ 27,093,688
MainStay Growth Equity Fund Class I (a)                   524,905      6,146,633
MainStay ICAP Equity Fund Class I                          48,406      2,288,175
MainStay ICAP International Fund Class I                  267,704     11,326,560
MainStay ICAP Select Equity Fund Class I                  511,410     22,563,421
MainStay International Equity Fund Class I                632,540     11,290,844
MainStay Large Cap Growth Fund Class I (a) (b)          5,740,147     36,048,123
MainStay S&P 500 Index Fund Class I                       330,375     11,335,177
MainStay Small Cap Opportunity Fund Class I                52,158      1,115,140
MainStay Value Fund Class I (a)                           286,732      6,445,732
                                                                    ------------
                                                                     135,653,493
                                                                    ------------
FIXED INCOME FUNDS (40.2%)
MainStay Floating Rate Fund Class I (a)                 1,149,565     11,426,680
MainStay High Yield Corporate Bond Fund Class I         1,734,797     11,380,271
MainStay Indexed Bond Fund Class I (a)                  5,453,024     58,292,832
MainStay Intermediate Term Bond Fund Class I (a)        1,048,849     10,257,739
                                                                    ------------
                                                                      91,357,522
                                                                    ------------
Total Affiliated Investment Companies (Cost
 $213,576,032) (c)                                          100.0%   227,011,015(d)
Liabilities in Excess of
 Cash and Other Assets                                        0.0++      (76,342)
                                                    -------------   ------------
Net Assets                                                  100.0%  $226,934,673
                                                    =============   ============

+    Percentages indicated are based on Fund net assets.
++   Less than one-tenth of a percent.
(a)  The Portfolio's ownership exceeds 5% of the outstanding shares of the
     Underlying Fund Share Class.
(b)  Non-income producing Underlying Fund.
(c)  The cost for federal income tax purposes is $213,651,124.
(d)  At April 30, 2007 net unrealized appreciation was $13,359,891 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $13,464,886 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $104,995.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   37

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 UNAUDITED

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $213,576,032)       $227,011,015
Cash                                                 199,045
Receivables:
  Fund shares sold                                   880,543
Other assets                                          56,818
                                                -------------
    Total assets                                 228,147,421
                                                -------------
LIABILITIES:
Payables:
  Fund shares redeemed                               863,501
  Investment securities purchased                    199,045
  NYLIFE Distributors (See Note 3)                    92,992
  Professional fees                                   19,936
  Shareholder communication                           15,862
  Transfer agent (See Note 3)                         11,194
  Custodian                                            4,836
  Directors                                            1,231
Accrued expenses                                       4,151
                                                -------------
    Total liabilities                              1,212,748
                                                -------------
Net assets                                      $226,934,673
                                                =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $     12,935
  Class B                                              4,540
  Class C                                              1,957
  Class I                                                  8
Additional paid-in capital                       210,664,601
Accumulated undistributed net investment
  income                                             493,184
Accumulated undistributed net realized gain on
  investments                                      2,322,465
Net unrealized appreciation on investments        13,434,983
                                                -------------
Net assets                                      $226,934,673
                                                =============
CLASS A
Net assets applicable to outstanding shares     $151,268,182
                                                =============
Shares of capital stock outstanding               12,934,808
                                                =============
Net asset value per share outstanding           $      11.69
Maximum sales charge (5.50% of offering price)          0.68
                                                -------------
Maximum offering price per share outstanding    $      12.37
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 52,798,906
                                                =============
Shares of capital stock outstanding                4,539,941
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.63
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 22,775,390
                                                =============
Shares of capital stock outstanding                1,957,307
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.64
                                                =============
CLASS I
Net assets applicable to outstanding shares     $     92,195
                                                =============
Shares of capital stock outstanding                    7,865
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.72
                                                =============

 38 MainStay Moderate Allocation Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                         $ 2,933,288
  Interest                                             3,478
                                                 ------------
    Total income                                   2,936,766
                                                 ------------
EXPENSES:
  Distribution/Service--Class A (See Note 3)         158,876
  Service--Class B (See Note 3)                       55,247
  Service--Class C (See Note 3)                       22,919
  Distribution--Class B (See Note 3)                 165,742
  Distribution--Class C (See Note 3)                  68,758
  Registration                                        39,762
  Professional fees                                   20,531
  Shareholder communication                           12,343
  Custodian                                            8,890
  Transfer agent--Classes A, B and C (See Note
    3)                                                 7,733
  Directors                                            3,421
  Miscellaneous                                        5,486
                                                 ------------
    Total expenses                                   569,708
                                                 ------------
Net investment income                              2,367,058
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions          14,157
  Capital gain distributions from affiliated
    investment company transactions                2,388,061
                                                 ------------
Net realized gain on investments                   2,402,218
                                                 ------------
Net change in unrealized appreciation on
  investments                                      7,731,265
                                                 ------------
Net realized and unrealized gain on investments   10,133,483
                                                 ------------
Net increase in net assets resulting from
  operations                                     $12,500,541
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   39

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  2,367,058   $  1,691,480
 Net realized gain on investments       2,402,218      4,398,638
 Net change in unrealized
  appreciation on investments           7,731,265      5,543,868
                                     ---------------------------
 Net increase in net assets
  resulting from operations            12,500,541     11,633,986
                                     ---------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Class A                             (1,314,888)    (1,528,889)
   Class B                               (396,606)      (384,640)
   Class C                               (161,139)      (138,626)
   Class I                                 (1,241)        (1,918)
 From net realized gain on investments:
   Class A                             (2,794,753)        (8,494)
   Class B                               (996,417)        (6,669)
   Class C                               (406,899)        (1,130)
   Class I                                 (2,503)            (3)
                                     ---------------------------
 Total dividends and distributions
  to shareholders                      (6,074,446)    (2,070,369)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             41,075,282     75,756,074
   Class B                             16,980,079     30,230,392
   Class C                              8,261,720     13,543,465
   Class I                                     --         89,021
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                              3,854,142      1,423,418
   Class B                              1,339,028        373,073
   Class C                                490,171        121,740
   Class I                                  3,744          1,921
                                     ---------------------------
                                       72,004,166    121,539,104
 Cost of shares redeemed:
   Class A                             (7,328,642)    (9,580,960)
   Class B                             (2,913,421)    (5,431,408)
   Class C                             (1,765,864)    (2,280,808)
   Class I                                (19,235)        (1,767)
                                     ---------------------------
                                      (12,027,162)   (17,294,943)

                                             2007           2006
 Net asset value of shares converted (See Note
  1):
   Class A                           $  1,661,337   $  9,740,336
   Class B                             (1,661,337)    (9,740,336)
   Increase in net assets derived
    from capital share transactions    59,977,004    104,244,161
                                     ---------------------------
   Net increase in net assets          66,403,099    113,807,778

NET ASSETS:
Beginning of period                   160,531,574     46,723,796
                                     ---------------------------
End of period                        $226,934,673   $160,531,574
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $    493,184   $         --
                                     ===========================

 40 MainStay Moderate Allocation Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     41

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                       CLASS A                                        CLASS B
                                   -----------------------------------------------        -------------------------------
                                      SIX                               APRIL 4,             SIX
                                    MONTHS                                2005*            MONTHS
                                     ENDED          YEAR ENDED           THROUGH            ENDED          YEAR ENDED
                                   APRIL 30,        OCTOBER 31,        OCTOBER 31,        APRIL 30,        OCTOBER 31,
                                    2007**             2006               2005             2007**             2006
Net asset value at beginning of
  period                           $  11.34          $  10.35           $   10.00         $  11.30          $  10.32
                                   ---------        -----------        -----------        ---------        -----------
Net investment income                  0.16              0.20(a)             0.09(a)          0.12              0.13(a)
Net realized and unrealized gain
  on investments                       0.59              1.04                0.28(b)          0.59              1.02
                                   ---------        -----------        -----------        ---------        -----------
Total from investment operations       0.75              1.24                0.37             0.71              1.15
                                   ---------        -----------        -----------        ---------        -----------
Less dividends and distributions:
  From net investment income          (0.13)            (0.25)              (0.02)           (0.11)            (0.17)
  From net realized gain on
    investments                       (0.27)            (0.00)(c)              --            (0.27)            (0.00)(c)
                                   ---------        -----------        -----------        ---------        -----------
Total dividends and distributions     (0.40)            (0.25)              (0.02)           (0.38)            (0.17)
                                   ---------        -----------        -----------        ---------        -----------
Net asset value at end of period   $  11.69          $  11.34           $   10.35         $  11.63          $  11.30
                                   =========        ===========        ===========        =========        ===========
Total investment return (d)            6.74%(e)         12.18%               3.73%(e)         6.39%(e)         11.31%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income                2.74%+            1.84%               1.42%+           2.00%+            1.21%
  Net expenses (f)                     0.35%+            0.45%               0.55%+           1.10%+            1.20%
  Expenses (before reimbursement)
    (f)                                0.35%+            0.45%               0.97%+           1.10%+            1.20%
Portfolio turnover rate                   0%(g)            48%                  2%               0%(g)            48%
Net assets at end of period (in
  000's)                           $151,268          $107,586           $  24,080         $ 52,799          $ 37,649

                                     CLASS B
                                   -----------
                                    APRIL 4,
                                      2005*
                                     THROUGH
                                   OCTOBER 31,
                                      2005
Net asset value at beginning of
  period                            $   10.00
                                   -----------
Net investment income                    0.04(a)
Net realized and unrealized gain
  on investments                         0.29(b)
                                   -----------
Total from investment operations         0.33
                                   -----------
Less dividends and distributions:
  From net investment income            (0.01)
  From net realized gain on
    investments                            --
                                   -----------
Total dividends and distributions       (0.01)
                                   -----------
Net asset value at end of period    $   10.32
                                   ===========
Total investment return (d)              3.26%(e)
Ratios (to average net assets)/Su
  Data:
  Net investment income                  0.67%+
  Net expenses (f)                       1.30%+
  Expenses (before reimbursement)
    (f)                                  1.72%+
Portfolio turnover rate                     2%
Net assets at end of period (in
  000's)                            $  19,676

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchase and redemptions of
     Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class I is not subject to a sales charge.
(e)  Total return is not annualized.
(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g)  Less than one-tenth of a percent.

 42 MainStay Moderate Allocation Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                       CLASS C                                          CLASS I
     -------------------------------------------      -------------------------------------------
        SIX                           APRIL 4,           SIX                           APRIL 4,
      MONTHS                            2005*          MONTHS                            2005*
       ENDED        YEAR ENDED         THROUGH          ENDED        YEAR ENDED         THROUGH
     APRIL 30,      OCTOBER 31,      OCTOBER 31,      APRIL 30,      OCTOBER 31,      OCTOBER 31,
      2007**           2006             2005           2007**           2006             2005
     $  11.30        $  10.32         $   10.00       $  11.36        $  10.35         $   10.00
     ---------      -----------      -----------      ---------      -----------      -----------
         0.12            0.12(a)           0.04(a)        0.16            0.22(a)           0.10(a)
         0.60            1.03              0.29(b)        0.60            1.06              0.28(b)
     ---------      -----------      -----------      ---------      -----------      -----------
         0.72            1.15              0.33           0.76            1.28              0.38
     ---------      -----------      -----------      ---------      -----------      -----------
        (0.11)          (0.17)            (0.01)         (0.13)          (0.27)            (0.03)
        (0.27)          (0.00)(c)            --          (0.27)          (0.00)(c)            --
     ---------      -----------      -----------      ---------      -----------      -----------
        (0.38)          (0.17)            (0.01)         (0.40)          (0.27)            (0.03)
     ---------      -----------      -----------      ---------      -----------      -----------
     $  11.64        $  11.30         $   10.32       $  11.72        $  11.36         $   10.35
     =========      ===========      ===========      =========      ===========      ===========
         6.48%(e)       11.31%             3.26%(e)       6.88%(e)       12.63%             3.80%(e)
         2.01%+          1.11%             0.67%+         3.00%+          2.04%             1.72%+
         1.10%+          1.20%             1.30%+         0.10%+          0.18%             0.25%+
         1.10%+          1.20%             1.72%+         0.10%+          0.18%             0.67%+
            0%(g)          48%                2%             0%(g)          48%                2%
     $ 22,775        $ 15,192         $   2,958       $     92        $    105         $      10

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   43

MAINSTAY MODERATE GROWTH ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        2.36%    6.77%    10.20%
Excluding sales charges   8.32    12.98     13.25

(PERFORMANCE GRAPH)                                         (With sales charges)

                                         MAINSTAY MODERATE                                                     LEHMAN BROTHERS
                                         GROWTH ALLOCATION                                                      AGGREGATE BOND
                                                FUND              S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                         -----------------        -------------         ---------------        ---------------
4/4/05                                          9450                  10000                  10000                  10000
                                                9280                   9846                   9879                  10114
                                               10822                  11364                  13187                  10186
4/30/07                                        12227                  13096                  15800                  10935

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        2.92%    7.21%    11.11%
Excluding sales charges   7.92    12.21     12.40

(PERFORMANCE GRAPH)                                         (With sales charges)

                                         MAINSTAY MODERATE                                                     LEHMAN BROTHERS
                                         GROWTH ALLOCATION                                                      AGGREGATE BOND
                                                FUND              S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                         -----------------        -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                                9280                   9846                   9879                  10114
                                               11353                  11364                  13187                  10186
4/30/07                                        12439                  13096                  15800                  10935

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        6.92%   11.21%    12.40%
Excluding sales charges   7.92    12.21     12.40

(PERFORMANCE GRAPH)                                         (With sales charges)

                                         MAINSTAY MODERATE                                                     LEHMAN BROTHERS
                                         GROWTH ALLOCATION                                                      AGGREGATE BOND
                                                FUND              S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                         -----------------        -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                                9280                   9846                   9879                  10114
                                               11353                  11364                  13187                  10186
4/30/07                                        12739                  13096                  15800                  10935

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations,

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 44 MainStay Moderate Growth Allocation Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
                          8.51%   13.43%    13.71%

(PERFORMANCE GRAPH)

                                         MAINSTAY MODERATE                                                     LEHMAN BROTHERS
                                         GROWTH ALLOCATION                                                      AGGREGATE BOND
                                                FUND              S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                         -----------------        -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                                9820                   9846                   9879                  10114
                                               11504                  11364                  13187                  10186
4/30/07                                        13050                  13096                  15800                  10935



                                                                         SIX      ONE      SINCE
BENCHMARK PERFORMANCE                                                   MONTHS   YEAR    INCEPTION
--------------------------------------------------------------------------------------



S&P 500(R) Index(1)                                                      8.60%   15.24%    13.90%
MSCI EAFE(R) Index(2)                                                   15.46    19.81     24.70
Lehman Brothers(R) Aggregate Bond Index(3)                               2.64     7.36      4.41
Average Lipper mixed-asset target allocation growth fund(4)              7.59    11.48     11.34

without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Going forward, the Fund will measure its performance against the S&P 500(R) Index. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                      www.mainstayfunds.com   45

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE GROWTH ALLOCATION
FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2006, to April 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2006, to April 30, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/06           4/30/07           PERIOD(1)           4/30/07            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,083.30            $1.76            $1,023.30             $1.71
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,079.65            $5.62            $1,019.55             $5.46
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,079.65            $5.62            $1,019.55             $5.46
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,085.20            $0.41            $1,024.60             $0.40
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.34% for Class A, 1.09% for Class B and Class C and 0.09% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). These net expenses do not include the expenses of the Underlying Funds the Fund invests in.



 46 MainStay Moderate Growth Allocation Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2007

(COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.7
Cash and Other Assets, Less Liabilities                                           0.3

See Portfolio of Investments on page 51 for specific holdings within these categories.

                                                      www.mainstayfunds.com   47

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony Elavia of New York Life Investment Management LLC

HOW DID MAINSTAY MODERATE GROWTH ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2007?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 8.32% for Class A shares, 7.92% for Class B shares and 7.92% for Class C shares for the six months ended April 30, 2007. For the same period, the Fund's Class I shares returned 8.51%. All share classes underperformed the 8.60% return of the S&P 500(R) Index, the Fund's broad-based securities-market index, for the six-month reporting period. All share classes outperformed the 7.59% return of the average Lipper mixed-asset target allocation growth fund for the six months ended April 30, 2007. See page 44 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG THE UNDERLYING FUNDS?

MainStay Moderate Growth Allocation Fund invests in other MainStay Funds, which are referred to as Underlying Funds. Throughout the reporting period, we emphasized Underlying Funds with larger average capitalizations and a stronger growth orientation. We believed that the market's capitalization and style preferences--for small-cap stocks and value-oriented stocks--had become a bit distorted in recent years. During the six months ended April 30, 2007, our growth style bias and orientation toward Underlying Funds with larger average capitalizations had little impact on the performance of the Fund.

WERE THERE ANY SIGNIFICANT CHANGES IN YOUR ALLOCATIONS TO UNDERLYING FUNDS?

During the reporting period, there were no noteworthy changes in the Fund's allocations. Since our rationale for the Fund's positioning remained intact, there was no need to adjust Fund holdings.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

MainStay International Equity Fund and MainStay ICAP International Fund were the best-performing Underlying Funds in which the Fund invested. Foreign markets as a whole performed roughly in line with the broad U.S. equity market in local-currency terms, but a decline in the U.S. dollar substantially improved the returns on these investments in U.S. dollar terms. Underlying Funds that invested primarily in large-cap value-oriented stocks also performed well during the reporting period. An example was MainStay ICAP Select Equity Fund.

The worst-performing Underlying Funds were higher-grade bond Funds. MainStay Indexed Bond Fund and MainStay Intermediate Term Bond Fund both trailed the S&P 500(R) Index by a significant margin.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH ONES DETRACTED?

Allocations to MainStay ICAP Select Equity Fund and MainStay Large Cap Growth Fund were the strongest positive contributors to the Fund's performance on an absolute basis, but it was MainStay International Equity Fund and MainStay ICAP International Fund that had the greatest positive impact relative to the S&P 500(R) Index. Maintaining only a minimal allocation to Underlying Funds with a small-cap equity emphasis also helped the Fund's relative results.

Excluding all sales charges, none of the Underlying Funds generated negative returns, but MainStay Indexed Bond Fund and MainStay Large Cap Growth Fund were among the Fund holdings that under-performed the S&P 500(R) Index. While the absolute return of MainStay Large Cap Growth Fund was positive, it was still below that of the benchmark. This relative underperformance, along with the Fund's sizable allocation to MainStay Large Cap Growth Fund, explains why this Underlying Fund was simultaneously a major contributor to absolute return and a detractor from relative results.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

A strategic blend of Underlying Fixed Income Funds was established at the inception of the Fund and has been maintained ever since. During the reporting period, yields on investment-grade bonds fluctuated, rising in response to a classic economic-growth scare in early 2007, only to fall shortly thereafter as investors repriced risk in the wake of the Chinese equity market sell-off. By the end of April, yields were back near their October 2006 levels, and bond investors found that they had earned coupon-like returns.


1. See footnote on page 45 for more information on the S&P 500(R) Index.
2. See footnote on page 45 for more information on Lipper Inc.

THE DISCLOSURE ON PAGE 50 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 48 MainStay Moderate Growth Allocation Fund

Investors in debt of lower-quality issuers fared somewhat better, as spreads continued to contract at the far end of the credit spectrum, despite turmoil in the subprime mortgage market and concerns about corporate default rates and rising personal bankruptcy levels. High-yield bonds were the best-performing fixed-income sector during the reporting period, and MainStay High Yield Corporate Bond Fund was the Fund's best-performing Underlying Fixed Income Fund.

The Fund also had fixed-income positions in MainStay Indexed Bond Fund, MainStay Floating Rate Fund and MainStay Intermediate Term Bond Fund.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                      www.mainstayfunds.com   49

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds as well as the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Moderate Growth Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small- cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating-Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN THE UNDERLYING MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

 50 MainStay Moderate Growth Allocation Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2007 UNAUDITED


                                                       SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (99.7%)+
----------------------------------------------------------------------------
EQUITY FUNDS (79.6%)
MainStay Common Stock Fund Class I (a)              3,159,021   $ 49,122,770
MainStay Growth Equity Fund Class I (a)               579,249      6,783,011
MainStay ICAP International Fund Class I              464,892     19,669,581
MainStay ICAP Select Equity Fund Class I              722,495     31,876,462
MainStay International Equity Fund Class I          1,099,776     19,631,008
MainStay Large Cap Growth Fund Class I (a) (b)      8,043,157     50,511,028
MainStay S&P 500 Index Fund Class I                   470,475     16,142,005
MainStay Small Cap Opportunity Fund Class I            78,171      1,671,295
MainStay Value Fund Class I (a)                       605,939     13,621,511
                                                                ------------
                                                                 209,028,671
                                                                ------------
FIXED INCOME FUNDS (20.1%)
MainStay Floating Rate Fund Class I (a)             1,332,005     13,240,132
MainStay High Yield Corporate Bond Fund Class I
 (a)                                                2,010,191     13,186,856
MainStay Indexed Bond Fund Class I (a)              2,101,823     22,468,484
MainStay Intermediate Term Bond Fund Class I          404,393      3,954,967
                                                                ------------
                                                                  52,850,439
                                                                ------------
Total Affiliated Investment Companies
 (Cost $242,273,710) (c)                                 99.7%   261,879,110(d)
Cash and Other Assets,
 Less Liabilities                                         0.3        714,892
                                                    ---------   ------------
Net Assets                                              100.0%  $262,594,002
                                                    =========   ============

+    Percentages indicated are based on Fund net assets.
(a)  The Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund Share Class.
(b)  Non-income producing Underlying Fund.
(c)  The cost for federal income tax purposes is $242,307,475.
(d)  At April 30, 2007 net unrealized appreciation was
     $19,571,635 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $19,635,688 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $64,053.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   51

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 UNAUDITED

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $242,273,710)       $261,879,110
Cash                                                 308,139
Receivables:
  Fund shares sold                                 1,055,508

Other assets                                          63,454
                                                -------------
    Total assets                                 263,306,211
                                                -------------
LIABILITIES:
Payables:
  Investment securities purchased                    308,136
  Fund shares redeemed                               231,931
  NYLIFE Distributors (See Note 3)                   112,066
  Professional fees                                   20,748
  Shareholder communication                           17,194
  Transfer agent (See Note 3)                         13,012
  Custodian                                            3,692
  Directors                                            1,279
Accrued expenses                                       4,151
                                                -------------
    Total liabilities                                712,209
                                                -------------
Net assets                                      $262,594,002
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $     13,635
  Class B                                              6,149
  Class C                                              1,716
  Class I                                                 11
Additional paid-in capital                       239,624,401
Accumulated distributions in excess of net
  investment income                                 (394,252)
Accumulated undistributed net realized gain on
  investments                                      3,736,942
Net unrealized appreciation on investments        19,605,400
                                                -------------
Net assets                                      $262,594,002
                                                =============
CLASS A
Net assets applicable to outstanding shares     $166,991,449
                                                =============
Shares of capital stock outstanding               13,635,219
                                                =============
Net asset value per share outstanding           $      12.25
Maximum sales charge (5.50% of offering price)          0.71
                                                -------------
Maximum offering price per share outstanding    $      12.96
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 74,640,710
                                                =============
Shares of capital stock outstanding                6,149,440
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.14
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 20,827,515
                                                =============
Shares of capital stock outstanding                1,715,952
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.14
                                                =============
CLASS I
Net assets applicable to outstanding shares     $    134,328
                                                =============
Shares of capital stock outstanding                   10,898
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.33
                                                =============

 52 MainStay Moderate Growth Allocation Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                         $ 2,596,364
  Interest                                             4,148
                                                 ------------
    Total income                                   2,600,512
                                                 ------------
EXPENSES:
  Distribution--Class B (See Note 3)                 226,019
  Distribution--Class C (See Note 3)                  66,458
  Distribution/Service--Class A (See Note 3)         168,159
  Service--Class B (See Note 3)                       75,340
  Service--Class C (See Note 3)                       22,153
  Registration                                        38,906
  Professional fees                                   21,671
  Shareholder communication                           13,551
  Custodian                                            8,694
  Transfer agent--Classes A, B and C (See Note
    3)                                                 7,733
  Directors                                            3,685
  Miscellaneous                                        5,584
                                                 ------------
    Total expenses                                   657,953
                                                 ------------
Net investment income                              1,942,559
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions          47,508
  Capital gain distributions from affiliated
    investment companies                           3,724,260
                                                 ------------
Net realized gain on investments                   3,771,768
                                                 ------------
Net change in unrealized appreciation on
  investments                                     11,445,307
                                                 ------------
Net realized and unrealized gain on investments   15,217,075
                                                 ------------
Net increase in net assets resulting from
  operations                                     $17,159,634
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   53

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  1,942,559   $    789,739
 Net realized gain on investments       3,771,768      4,887,270
 Net change in unrealized
  appreciation on investments          11,445,307      7,741,074
                                     ---------------------------
 Net increase in net assets
  resulting from operations            17,159,634     13,418,083
                                     ---------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Class A                             (1,547,891)    (1,267,973)
   Class B                               (608,384)      (436,657)
   Class C                               (180,376)      (151,354)
   Class I                                   (160)          (261)
 From net realized gain on investments:
   Class A                             (2,438,464)        (9,235)
   Class B                             (1,104,994)        (6,850)
   Class C                               (329,193)        (1,442)
   Class I                                   (240)            (3)
                                     ---------------------------
 Total dividends and distributions
  to shareholders                      (6,209,702)    (1,873,775)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             51,196,148     82,849,043
   Class B                             27,311,698     39,172,705
   Class C                              5,711,045     13,836,573
   Class I                                117,723             --
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                              3,802,822      1,173,562
   Class B                              1,681,733        431,115
   Class C                                439,910        134,366
   Class I                                    400            264
                                     ---------------------------
                                       90,261,479    137,597,628

                                             2007           2006
 Cost of shares redeemed:
   Class A                           $ (9,422,311)  $ (9,406,941)
   Class B                             (3,160,377)    (4,721,301)
   Class C                             (1,830,691)    (2,645,094)
   Class I                                   (169)            --
                                     ---------------------------
                                      (14,413,548)   (16,773,336)
 Net asset value of shares converted (See Note
  1):
   Class A                              2,212,358      7,592,701
   Class B                             (2,212,358)    (7,592,701)
   Increase in net assets derived
    from capital share transactions    75,847,931    120,824,292
                                     ---------------------------
   Net increase in net assets          86,797,863    132,368,600

NET ASSETS:
Beginning of period                   175,796,139     43,427,539
                                     ---------------------------
End of period                        $262,594,002   $175,796,139
                                     ===========================
Accumulated distributions in excess
 of net investment income at end of
 period                              $   (394,252)  $         --
                                     ===========================

 54 MainStay Moderate Growth Allocation Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     55

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                  CLASS A                                           CLASS B
                                --------------------------------------------      --------------------------------------------
                                                                  APRIL 4,                                          APRIL 4,
                                SIX MONTHS                          2005*         SIX MONTHS                          2005*
                                  ENDED         YEAR ENDED         THROUGH          ENDED         YEAR ENDED         THROUGH
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,      APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                  2007**           2006             2005            2007**           2006             2005
Net asset value at beginning
  of period                      $  11.68        $  10.46          $ 10.00         $ 11.60          $ 10.42          $ 10.00
                                ----------      -----------      -----------      ----------      -----------      -----------
Net investment income (loss)         0.14            0.11(a)          0.03(a)         0.10             0.04(a)         (0.01)(a)
Net realized and unrealized
  gain on investments                0.81            1.35             0.43(b)         0.80             1.33             0.43(b)
                                ----------      -----------      -----------      ----------      -----------      -----------
Total from investment
  operations                         0.95            1.46             0.46            0.90             1.37             0.42
                                ----------      -----------      -----------      ----------      -----------      -----------
Less dividends and
  distributions:
  From net investment income        (0.15)          (0.24)              --           (0.13)           (0.19)              --
  From net realized gain on
    investments                     (0.23)          (0.00)(c)           --           (0.23)           (0.00)(c)           --
                                ----------      -----------      -----------      ----------      -----------      -----------
Total dividends and
  distributions                     (0.38)          (0.24)              --           (0.36)           (0.19)              --
                                ----------      -----------      -----------      ----------      -----------      -----------
Net asset value at end of
  period                         $  12.25        $  11.68          $ 10.46         $ 12.14          $ 11.60          $ 10.42
                                ==========      ===========      ===========      ==========      ===========      ===========
Total investment return (d)          8.32%(e)       14.20%            4.60%(e)        7.92%(e)        13.28%            4.20%(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)       2.10%+          0.98%            0.48%+          1.36%+           0.32%           (0.27%)+
  Net expenses (f)                   0.34%+          0.43%            0.56%+          1.09%+           1.18%            1.31%+
  Expenses (before
    reimbursement) (f)               0.34%+          0.43%            1.05%+          1.09%+           1.18%            1.80%+
Portfolio turnover rate                 0%(g)          61%               2%              0%(g)           61%               2%
Net assets at end of period
  (in 000's)                     $166,991        $112,099          $22,617         $74,641          $48,046          $17,453

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average outstanding shares during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(e)  Total return is not annualized.
(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g)  Less than one-tenth of a percent.

 56 MainStay Moderate Growth Allocation Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                      CLASS C                                           CLASS I
    --------------------------------------------      --------------------------------------------
                                      APRIL 4,                                          APRIL 4,
    SIX MONTHS                          2005*         SIX MONTHS                          2005*
      ENDED         YEAR ENDED         THROUGH          ENDED         YEAR ENDED         THROUGH
    APRIL 30,       OCTOBER 31,      OCTOBER 31,      APRIL 30,       OCTOBER 31,      OCTOBER 31,
      2007**           2006             2005            2007**           2006             2005
     $  11.60         $ 10.42          $10.00          $  11.74         $10.47           $10.00
    ----------      -----------      -----------      ----------      -----------      -----------
         0.10            0.03(a)        (0.01)(a)          0.17           0.15(a)          0.04(a)
         0.80            1.34            0.43(b)           0.81           1.38             0.43(b)
    ----------      -----------      -----------      ----------      -----------      -----------
         0.90            1.37            0.42              0.98           1.53             0.47
    ----------      -----------      -----------      ----------      -----------      -----------
        (0.13)          (0.19)             --             (0.16)         (0.26)              --
        (0.23)          (0.00)(c)          --             (0.23)         (0.00)(c)           --
    ----------      -----------      -----------      ----------      -----------      -----------
        (0.36)          (0.19)             --             (0.39)         (0.26)              --
    ----------      -----------      -----------      ----------      -----------      -----------
     $  12.14         $ 11.60          $10.42          $  12.33         $11.74           $10.47
    ==========      ===========      ===========      ==========      ===========      ===========
         7.92%(e)       13.28%           4.20%(e)          8.51%(e)      14.86%            4.70%(e)
         1.36%+          0.25%          (0.27%)+           2.05%+         1.36%            0.79%+
         1.09%+          1.18%           1.31%+            0.09%+         0.17%            0.25%+
         1.09%+          1.18%           1.80%+            0.09%+         0.17%            0.74%+
            0%(g)          61%              2%                0%(g)         61%               2%
     $ 20,828         $15,639          $3,347          $    134         $   12           $   10

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   57

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds" and each individually, referred to as a "Fund"). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund; each is a diversified fund.

The Funds currently offer four classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced on April 4, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The investment objective for each of the Funds is as follows:

The CONSERVATIVE ALLOCATION FUND seeks current income and, secondarily, long-term growth of capital.

The GROWTH ALLOCATION FUND seeks long-term growth of capital.

The MODERATE ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The MODERATE GROWTH ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The Funds may invest in other funds of the Company as well as funds of the Eclipse Funds and the MainStay Funds, each a Massachusetts business trust, and ICAP Funds, Inc., a Maryland Corporation, for which New York Life Investment Management LLC also serves as manager ("underlying funds").

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments in underlying funds are valued at their net asset value at the close of business each day.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Funds are open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2007, the Funds did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. By so doing, the Funds will be relieved from all or substantially all of federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Funds intend to declare and pay dividends of net investment income and distributions of

 58 MainStay Funds
net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the respective Funds, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Funds from the underlying funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
60) are allocated to separate classes of shares based upon their relative net assets value on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown in the Statement of Operations.

In addition, the Funds bear a pro rata share of the fees and expenses of the underlying funds in which they invest. Because the underlying funds have varied expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Funds may vary.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets & liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) INDEMNIFICATIONS. In the normal course of business, the Funds enter into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Funds' Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Funds and all the operational expenses that are not the responsibility of the Funds. The Funds are advised by NYLIM directly, without a subadvisor.

The Funds do not pay any fees to the Manager in return for the services performed. The Funds do, however, indirectly pay a proportionate share of the management fees paid to the Manager by the underlying funds in which the Funds invest.

The Manager has entered into a written expense limitation agreement under which it has agreed to reimburse the expenses of the appropriate class of each Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 0.50%; Class B, 1.25%; Class C, 1.25%; and Class I, 0.25%. The Manager may recoup the amount of any expense reimbursements from the Funds pursuant to the agreements if such action does not cause the Funds to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to reimburse a portion of the Funds' management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expense did not exceed 0.25% of the Fund's average daily net assets for its Class I shares. The Manager also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Funds. For the six months ended April 30, 2007, the

                                                      www.mainstayfunds.com   59

Manager recouped fees previously reimbursed to the Fund as follows:

Conservative Allocation Fund                         $32,187
-------------------------------------------------------------
Growth Allocation Fund                                16,114
-------------------------------------------------------------

It was not necessary for the Manager to reimburse the Moderate Allocation and Moderate Growth Allocation Funds for expenses for six months ended April 30, 2007.

As of April 30, 2007, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                                    OCTOBER 31,
                                           2009          TOTAL
Conservative Allocation Fund        $     4,199        $4,199
--------------------------------------------------------------

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Funds, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Funds, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from each applicable Fund at an annual rate of 0.25% of the average daily net assets of the Funds' Class A shares, which is an expense of the Class A shares of the Funds for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, each applicable Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Funds' Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Funds also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Funds. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds' shares and service activities.

(C) SALES CHARGES. The Funds were advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $451,613 for the six months ended April 30, 2007. The Funds were also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $660, $97,162 and $10,175, respectively, for the six months ended April 30, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Funds' transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Funds, for the six months ended April 30, 2007, were as follows:

Conservative Allocation Fund                           $7,732
--------------------------------------------------------------
Growth Allocation Fund                                  7,498
--------------------------------------------------------------
Moderate Allocation Fund                                7,733
--------------------------------------------------------------
Moderate Growth Allocation Fund                         7,733
--------------------------------------------------------------

(E) INDEPENDENT DIRECTORS FEES. For the six months ended April 30, 2007, Independent Directors were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board Meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Directors receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and other registered investment companies managed by NYLIM that are served by the Directors.

(F) CAPITAL. At April 30, 2007, New York Life and its affiliates held beneficially, shares of the Funds with the following values and percentages of net assets as follows:

Conservative Allocation Fund Class I       $11,910    1.3%
---------------------------------------------------------
Growth Allocation Fund Class I              13,514   12.0
---------------------------------------------------------
Moderate Allocation Fund Class I            12,495   13.6
---------------------------------------------------------
Moderate Growth Allocation Fund Class I     13,048    9.7
---------------------------------------------------------

(G) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Funds and NYLIM, the cost of legal services provided to the Funds by the Office of the General Counsel of NYLIM are payable directly by

 60 MainStay Funds
the Funds. For the six months ended April 30, 2007, these fees, which are included in Professional fees shown on the Statement of Operations, were as follows:

Conservative Allocation Fund                          $1,705
------------------------------------------------------------
Growth Allocation Fund                                 2,557
------------------------------------------------------------
Moderate Allocation Fund                               4,362
------------------------------------------------------------
Moderate Growth Allocation Fund                        4,824
------------------------------------------------------------

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                                                          2006
                                                                   ------------------
                                                                            TAX-BASED
                                                                   DISTRIBUTIONS FROM
                                                                      ORDINARY INCOME
Conservative Allocation Fund                                          $ 1,382,879
-------------------------------------------------------------------------------------
Growth Allocation Fund                                                    355,768
-------------------------------------------------------------------------------------
Moderate Allocation Fund                                                2,070,369
-------------------------------------------------------------------------------------
Moderate Growth Allocation                                              1,873,775
-------------------------------------------------------------------------------------

NOTE 5--CUSTODIAN:
IBT is the custodian of cash and securities of the Funds. Custodial fees are charged to the Funds based on the market value of securities in the Funds and the number of certain cash transactions incurred by the Funds.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2007.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2007, purchases and sales of securities, other than short-term securities, were as follows:

                                     PURCHASES        SALES
Conservative Allocation Fund         $  25,923        $1,131
-------------------------------------------------------------
Growth Allocation Fund                  51,256            84
-------------------------------------------------------------
Moderate Allocation Fund                59,028           191
-------------------------------------------------------------
Moderate Growth Allocation Fund         75,652           637
-------------------------------------------------------------

NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                    CONSERVATIVE ALLOCATION FUND
                                            -----------------------------------------------------------------------------
                                            CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
                                            -------   -------   -------   -------   -------   -------   -------   -------
                                                      SIX MONTHS ENDED                           YEAR ENDED
                                                       APRIL 30, 2007*                        OCTOBER 31, 2006
Shares sold                                  1,968      380       406       26       2,658      965       603       55
-------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends
  and distributions                            121       35        19        1          88       23        11        1
-------------------------------------------------------------------------------------------------------------------------
                                             2,089      415       425       27       2,746      988       614       56
Shares redeemed                               (467)     (89)      (84)      --(a)     (679)    (223)     (151)      (1)
-------------------------------------------------------------------------------------------------------------------------
Shares converted (See Note 1)                   44      (35)       --       --         411     (413)       --       --
-------------------------------------------------------------------------------------------------------------------------
Net increase                                 1,666      291       341       27       2,478      352       463       55
-------------------------------------------------------------------------------------------------------------------------

                                                                       GROWTH ALLOCATION FUND
                                            -----------------------------------------------------------------------------
                                            CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
                                            -------   -------   -------   -------   -------   -------   -------   -------
                                                      SIX MONTHS ENDED                           YEAR ENDED
                                                       APRIL 30, 2007*                        OCTOBER 31, 2006
Shares sold                                  2,624     1,696      249        8       3,591     1,998      764        1
-------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividend
  and distributions                            183        95       23       --(a)       18        10        3       --(a)
-------------------------------------------------------------------------------------------------------------------------
                                             2,807     1,791      272        8       3,609     2,008      767        1
Shares redeemed                               (368)     (156)    (117)      --(a)     (337)     (243)    (132)      (1)
-------------------------------------------------------------------------------------------------------------------------
Shares converted (See Note 1)                  117      (101)      --       --         222      (223)      --       --
-------------------------------------------------------------------------------------------------------------------------
Net increase                                 2,556     1,534      155        8       3,494     1,542      635       --(a)
-------------------------------------------------------------------------------------------------------------------------

                                                      www.mainstayfunds.com   61

                                                                      MODERATE ALLOCATION FUND
                                            -----------------------------------------------------------------------------
                                            CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
                                            -------   -------   -------   -------   -------   -------   -------   -------
                                                      SIX MONTHS ENDED                           YEAR ENDED
                                                       APRIL 30, 2007*                        OCTOBER 31, 2006
Shares sold                                  3,598     1,493      725       --       7,011     2,808     1,257       8
-------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividend
  and distributions                            342       119       43       --(a)      133        35        11      --(a)
-------------------------------------------------------------------------------------------------------------------------
                                             3,940     1,612      768       --(a)    7,144     2,843     1,268       8
Shares redeemed                               (641)     (285)    (155)      (1)       (890)     (506)     (211)     --(a)
-------------------------------------------------------------------------------------------------------------------------
Shares converted (See Note 1)                  147      (119)      --       --         909      (912)       --      --
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      3,446     1,208      613       (1)      7,163     1,425     1,057       8
-------------------------------------------------------------------------------------------------------------------------

                                                                   MODERATE GROWTH ALLOCATION FUND
                                            -----------------------------------------------------------------------------
                                            CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
                                            -------   -------   -------   -------   -------   -------   -------   -------
                                                      SIX MONTHS ENDED                           YEAR ENDED
                                                       APRIL 30, 2007*                        OCTOBER 31, 2006
Shares sold                                  4,316     2,320      486       10       7,479     3,558     1,255      --
-------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends
  and distributions                            325       145       38       --(a)      108        40        13      --(a)
-------------------------------------------------------------------------------------------------------------------------
                                             4,641     2,465      524       10       7,587     3,598     1,268      --(a)
Shares redeemed                               (795)     (310)    (156)      --(a)     (843)     (432)     (241)     --
-------------------------------------------------------------------------------------------------------------------------
Shares converted (See Note 1)                  188      (148)      --       --         695      (699)       --      --
-------------------------------------------------------------------------------------------------------------------------
Net increase                                 4,034     2,007      368       10       7,439     2,467     1,027      --(a)
-------------------------------------------------------------------------------------------------------------------------

*    Unaudited.
(a)  Less than one thousand shares.

NOTE 9--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds Inc.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until June 30, 2007. Management of the Funds is currently evaluating the impact that FIN 48 will have on the Funds' financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 62 MainStay Funds

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory Agreement. At its March 29-30, 2007 meeting, the Board of Directors (the "Board") of the Conservative Allocation Fund, Growth Allocation Fund, Moderate Allocation Fund and Moderate Growth Allocation Fund (collectively, the "Asset Allocation Funds"), which was comprised solely of Independent Directors, unanimously approved the renewal of the Asset Allocation Funds' Management Agreement (the "Agreement") for one additional year.

In reaching its decision to renew the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2006 and March 2007. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Asset Allocation Funds prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Asset Allocation Funds. These reports were developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Asset Allocation Funds prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on the Asset Allocation Funds' investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Asset Allocation Funds to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to renew the Agreement for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Asset Allocation Funds by NYLIM as adviser to the Asset Allocation Funds; (ii) the investment performance of the Asset Allocation Funds; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's the relationship with the Asset Allocation Funds; (iv) the extent to which economies of scale may be realized as the Asset Allocation Funds grow, and the extent to which economies of scale may benefit the Asset Allocation Funds' investors; and
(v) the reasonableness of the Asset Allocation Funds' management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all of the information provided to the Board throughout the year and specifically in connection with the contract renewal process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Asset Allocation Funds, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Asset Allocation Funds' shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A discussion of the factors that figured prominently in the Board's decision to renew the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the renewal of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Asset Allocation Funds. The Board evaluated NYLIM's experience in serving as manager of the Asset Allocation Funds, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Asset Allocation Funds, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Asset Allocation Funds' legal and compliance environment, and in implementing Board directives as they relate to the Asset Allocation Funds. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Asset Allocation Funds' officers. The Board considered the scope and quality of NYLIM's services provided to the Asset Allocation Funds' shareholders (including services

                                                      www.mainstayfunds.com   63
provided through its affiliate, NYLIM Service Company LLC), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on multiple occasions. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Asset Allocation Funds, including recent enhancements to investment teams at NYLIM's Equity Investors Group. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Asset Allocation Funds. In this regard, the Board considered the experience of the Asset Allocation Funds' portfolio manager, the number of accounts managed by portfolio manager and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Asset Allocation Funds' prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Asset Allocation Funds are likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE ASSET ALLOCATION FUNDS

In evaluating the Asset Allocation Funds' investment performance, the Board considered investment performance results in light of the Asset Allocation Funds' investment objectives, strategies and risks, as disclosed in the Asset Allocation Funds' prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Asset Allocation Funds throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Asset Allocation Funds' gross and net returns, the Asset Allocation Funds' investment performance relative to relevant investment categories and Fund benchmarks, the Asset Allocation Funds' risk-adjusted investment performance, and the Asset Allocation Funds' investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight showing the investment performance of the Asset Allocation Funds as compared to similar mutual funds managed by other investment advisers.

In considering the Asset Allocation Funds' investment performance, the Board gave weight to ongoing discussions with senior management at NYLIM concerning the Asset Allocation Funds' investment performance, as well as discussions between the Asset Allocation Funds' portfolio manager and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In evaluating the investment performance of the Asset Allocation Funds, the Board also took into consideration whether the Asset Allocation Funds had been in operation for a sufficient time period to establish a meaningful performance track record. In considering the Asset Allocation Funds' investment performance, the Board focused principally on the Asset Allocation Funds' long-term performance track records, as opposed to the Asset Allocation Funds' short-term investment performance.

With respect to the Asset Allocation Funds, which invest substantially all of their assets in other funds advised by NYLIM, the Board considered the rationale for selecting the underlying funds in which the Asset Allocation Funds invest, including, in particular, the investment performance record of those underlying funds overseen by the Board as well as the investment performance of those underlying funds which are overseen by a separate board in the MainStay Family of Funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Asset Allocation Funds' investment performance over time has been satisfactory. The Asset Allocation Funds disclose more information about performance in the Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Asset Allocation Funds' prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Asset Allocation Funds over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Asset Allocation Funds, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Asset Allocation Funds, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Asset Allocation Funds and their shareholders. The Board noted, for example, recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Asset Allocation Funds. The Board considered information from NYLIM illustrating the revenues and expenses allocated by

 64 MainStay Funds

NYLIM to the Asset Allocation Funds, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Asset Allocation Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Asset Allocation Funds was reasonable in all material respects.

In considering the costs and profitability of the Asset Allocation Funds, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Asset Allocation Funds. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Asset Allocation Funds with respect to trades on the Asset Allocation Funds' portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Asset Allocation Funds, NYLIM affiliates also earn revenues from serving the Asset Allocation Funds in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Asset Allocation Funds to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Asset Allocation Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Asset Allocation Funds is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE ASSET ALLOCATION FUNDS GROW

The Board also considered whether the Asset Allocation Funds' expense structure permitted economies of scale to be shared with the Asset Allocation Funds' investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Asset Allocation Funds' management fees compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Asset Allocation Funds benefit from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Asset Allocation Funds' assets grow over time. The Board also observed that NYLIM subsidizes many of the Asset Allocation Funds' overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Asset Allocation Funds' expense structure appropriately reflects economies of scale for the benefit of the Asset Allocation Funds' investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Asset Allocation Funds expense structure as the Asset Allocation Funds continue to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Asset Allocation Funds' total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Asset Allocation Funds. In this regard, the Board took into account the relative scope of services provided to the Asset Allocation Funds as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Asset Allocation Funds' management fees when compared to similar fees charged by NYLIM to other investment advisory clients, and fee charged by other investment advisers to mutual funds in the Asset Allocation Funds' peer groups.

In assessing the reasonableness of the Asset Allocation Funds' management fees and total ordinary operating expenses, the Board also took note of fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years, and observed that NYLIM has subsidized the total ordinary operating expenses of the Asset Allocation Funds and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

The Board noted that the Asset Allocation Funds do not pay a management fee to NYLIM, but that shareholders of the Asset Allocation Funds indirectly pay the management fees of the underlying funds in which the Asset Allocation Funds invest. The Board considered NYLIM's process for

                                                      www.mainstayfunds.com   65
monitoring and disclosing potential conflicts in its selection of underlying funds for the Asset Allocation Funds.

Based on these considerations, the Board concluded that the Asset Allocation Funds' management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supported the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation of that information, the Board, which consisted entirely of Independent Directors, unanimously approved the renewal of the Agreement for one additional year.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.
The Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.
SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE
Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).
SPECIAL MEETING OF SHAREHOLDERS
Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

CONSERVATIVE                        VOTES
ALLOCATION FUND      VOTES FOR     WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley    2,660,845.955  19,338.989      0.000     2,680,184.944
-------------------------------------------------------------------------
Alan R. Latshaw    2,660,845.955  19,338.989      0.000     2,680,184.944
-------------------------------------------------------------------------
Peter Meenan       2,660,845.955  19,338.989      0.000     2,680,184.944
-------------------------------------------------------------------------
Richard H.
 Nolan, Jr.        2,660,845.955  19,338.989      0.000     2,680,184.944
-------------------------------------------------------------------------
Richard S.
 Trutanic          2,660,845.955  19,338.989      0.000     2,680,184.944
-------------------------------------------------------------------------
Roman L. Weil      2,660,845.955  19,338.989      0.000     2,680,184.944
-------------------------------------------------------------------------
John A. Weisser    2,660,845.955  19,338.989      0.000     2,680,184.944
-------------------------------------------------------------------------
Brian A. Murdock   2,660,845.955  19,338.989      0.000     2,680,184.944
-------------------------------------------------------------------------

GROWTH ALLOCATION                    VOTES
FUND                  VOTES FOR     WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley     3,023,782.362   5,311.672    151.000     3,029,245.034
--------------------------------------------------------------------------
Alan R. Latshaw     3,020,323.411   8,770.623    151.000     3,029,245.034
--------------------------------------------------------------------------
Peter Meenan        3,023,799.629   5,294.405    151.000     3,029,245.034
--------------------------------------------------------------------------
Richard H. Nolan,
 Jr.                3,020,323.411   8,770.623    151.000     3,029,245.034
--------------------------------------------------------------------------
Richard S.
 Trutanic           3,020,323.411   8,770.623    151.000     3,029,245.034
--------------------------------------------------------------------------
Roman L. Weil       3,020,323.411   8,770.623    151.000     3,029,245.034
--------------------------------------------------------------------------
John A. Weisser     3,023,799.629   5,294.405    151.000     3,029,245.034
--------------------------------------------------------------------------
Brian A. Murdock    3,023,799.629   5,294.405    151.000     3,029,245.034
--------------------------------------------------------------------------

MODERATE ALLOCATION                    VOTES
FUND                    VOTES FOR     WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley       5,786,482.598   9,379.615          0     5,795,862.213
----------------------------------------------------------------------------
Alan R. Latshaw       5,786,088.859   9,773.354          0     5,795,862.213
----------------------------------------------------------------------------
Peter Meenan          5,786,482.598   9,379.615          0     5,795,862.213
----------------------------------------------------------------------------
Richard H. Nolan,
 Jr.                  5,786,088.859   9,773.354          0     5,795,862.213
----------------------------------------------------------------------------
Richard S. Trutanic   5,786,482.598   9,379.615          0     5,795,862.213
----------------------------------------------------------------------------
Roman L. Weil         5,786,088.859   9,773.354          0     5,795,862.213
----------------------------------------------------------------------------
John A. Weisser       5,786,482.598   9,379.615          0     5,795,862.213
----------------------------------------------------------------------------
Brian A. Murdock      5,786,088.859   9,773.354          0     5,795,862.213
----------------------------------------------------------------------------

 66 MainStay Funds

MODERATE GROWTH                     VOTES
ALLOCATION FUND      VOTES FOR     WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley    5,361,967.317  46,651.662          0     5,408,618.979
-------------------------------------------------------------------------
Alan R. Latshaw    5,370,962.374  37,656.605          0     5,408,618.979
-------------------------------------------------------------------------
Peter Meenan       5,370,962.374  37,656.605          0     5,408,618.979
-------------------------------------------------------------------------
Richard H.
 Nolan, Jr.        5,371,915.320  36,703.659          0     5,408,618.979
-------------------------------------------------------------------------
Richard S.
 Trutanic          5,371,243.213  37,375.766          0     5,408,618.979
-------------------------------------------------------------------------
Roman L. Weil      5,371,915.320  36,703.659          0     5,408,618.979
-------------------------------------------------------------------------
John A. Weisser    5,370,962.374  37,656.605          0     5,408,618.979
-------------------------------------------------------------------------
Brian A. Murdock   5,371,915.320  36,703.659          0     5,408,618.979
-------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                      www.mainstayfunds.com   67

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of Eclipse Funds Inc. (the "Fund") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The Directors listed below were elected to serve the Fund effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                     NUMBER OF FUNDS
                          POSITION(S) HELD                                    IN FUND COMPLEX
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite;        Member of the Board of Managers        65         Trustee, Eclipse Funds since
        3/14/56           Director since     and President (since 2004) and                    June 2007 (3 funds); Director,
                          June 2007 and      Chief Executive Officer (since                    MainStay VP Series Fund, Inc.,
                          Chief Executive    2006), New York Life Investment                   since 2006 (25 portfolios);
                          Officer since      Management LLC and New York                       Director, ICAP Funds, Inc.,
                          2006               Life Investment Management                        since 2006 (3 funds); Trustee,
                                             Holdings LLC; Senior Vice                         The MainStay Funds since 2006
                                             President, New York Life                          (19 funds).
                                             Insurance Company (since 2004);
                                             Chairman of the Board and
                                             President, NYLIFE Distributors
                                             LLC and NYLCAP Manager LLC
                                             (since 2004) and Institutional
                                             Capital LLC (since 2006); Chief
                                             Executive Officer, Eclipse
                                             Funds (since 2006); Chairman
                                             (2006 to 2007) and Trustee and
                                             Chief Executive Officer (since
                                             2006), The MainStay Funds;
                                             Chairman (2006 to 2007) and
                                             Director and Chief Executive
                                             Officer (since 2006), MainStay
                                             VP Series Fund, Inc.; Director
                                             and Chief Executive Officer,
                                             ICAP Funds, Inc. (since 2006);
                                             Chief Investment Officer, MLIM
                                             Europe and Asia (2001 to 2003);
                                             President of Merrill Japan and
                                             Chairman of MLIM's Pacific
                                             Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* Director considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 68   MainStay Funds

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          65         Chairman since 2005 and Trustee
        8/12/51           Chairman since     Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          2005 and Director                                                    funds); Chairman and Director,
                          since 1990                                                           ICAP Funds, Inc., since 2006 (3
                                                                                               funds); Chairman and Trustee,
                                                                                               The MainStay Funds, since June
                                                                                               2007 (19 funds); Chairman and
                                                                                               Director, MainStay VP Series
                                                                                               Fund, Inc., since June 2007 (25
                                                                                               portfolios); Trustee, Legg
                                                                                               Mason Partners Funds, Inc.,
                                                                                               since 1991 (30 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        65         Trustee, Eclipse Funds since
        3/27/51           Director and       LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Audit Committee    Arthur Andersen LLP (1976 to                      ICAP Funds, Inc., since June
                          Financial Expert   2002); Consultant to the                          2007 (3 funds); Trustee, The
                          since June 2007    MainStay Funds Audit and                          MainStay Funds since 2006 (19
                                             Compliance Committee (2004                        funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (25 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9
                                                                                               portfolios); Trustee, Utopia
                                                                                               Funds since 2005 (4
                                                                                               portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Retired                                65         Trustee, Eclipse Funds since
        12/5/41           Director since                                                       2002 (3 funds); Director, ICAP
                          2002                                                                 Funds, Inc., since June 2007 (3
                                                                                               funds); Trustee, The MainStay
                                                                                               Funds since June 2007 (19
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         65         Trustee, Eclipse Funds since
        NOLAN, JR.        Director since     Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        ICAP Funds, Inc., since June
                                             Management (1994 to 2004)                         2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               2006 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        65         Trustee, Eclipse Funds since
        TRUTANIC          Director since     Executive Office (1990 to                         June 2007 (3 funds); Director,
        2/13/52           June 2007          1999), Somerset Group                             ICAP Funds, Inc., since June
                                             (financial advisory firm);                        2007 (3 funds); Trustee, The
                                             Managing Director and Advisor,                    MainStay Funds since 1994 (19
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002                            Series Fund, Inc., since June
                                             to 2004); Senior Managing                         2007 (25 portfolios).
                                             Director and Partner, Groupe
                                             Arnault S.A. (private
                                             investment firm) (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     69

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             65         Trustee, Eclipse Funds since
        5/22/40           Director and       Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Audit Committee    Business, University of                           ICAP Funds, Inc., since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (3 funds); Trustee, The
                          since June 2007    Weil Associates, Inc.                             MainStay Funds since June 2007
                                             (consulting firm)                                 (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1994 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          65         Trustee, Eclipse Funds since
        10/22/41          Director since     Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             ICAP Funds, Inc., since June
                                                                                               2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1997 (25 portfolios); Trustee,
                                                                                               Direxion Funds (57 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007.
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Fund effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Fund effective June 7, 2007:

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Indefinite; Chief  Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Legal Officer      York Life Investment Management LLC (including predecessor
        10/19/46          since 2004         advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2005), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2002); Secretary,
                                             NYLIM Service Company LLC, NYLCAP Manager LLC, Madison
                                             Capital Funding LLC and Institutional Capital LLC (since
                                             2006); Chief Legal Officer, Eclipse Funds, The MainStay
                                             Funds and MainStay VP Series Fund, Inc. (since 2004),
                                             McMorgan Funds (since 2005) and ICAP Funds, Inc. (since
                                             2006); Managing Director and Senior Counsel, Lehman Brothers
                                             Inc. (1998 to 1999); General Counsel and Managing Director,
                                             JP Morgan Investment Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK BENINTENDE   Indefinite;        Managing Director, New York Life Investment Management LLC
        5/12/64           Treasurer and      (since June 2007); Treasurer and Principal Financial and
                          Principal          Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Financial and      MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          Accounting         2007); Vice President, Prudential Investments (2000 to
                          Officer since      2007); Assistant Treasurer, JennisonDryden Family of Funds,
                          June 2007          Target Portfolio Trust, The Prudential Series Fund and
                                             American Skandia Trust (2006 to 2007); Treasurer and
                                             Principal Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        Indefinite;        Senior Managing Director and Chief Marketing Officer, New
        FISHER            President since    York Life Investment Management LLC (since 2005); Managing
        2/22/59           March 2007         Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds, The
                                             MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Indefinite; Vice   Director, New York Life Investment Management LLC (including
        HARRINGTON        President--        predecessor advisory organizations) (since 2000); Executive
        2/8/59            Administration     Vice President, New York Life Trust Company and New York
                          since 2005         Life Trust Company, FSB (since 2006); Vice
                                             President--Administration, Eclipse Funds, MainStay VP Series
                                             Fund, Inc., and The MainStay Funds (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

 70   MainStay Funds

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Indefinite;        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Senior Vice        2006) and Managing Director and Chief Compliance Officer
        12/16/65          President and      (2003 to 2006), New York Life Investment Management LLC and
                          Chief Compliance   New York Life Investment Management Holdings LLC; Senior
                          Officer since      Managing Director, Compliance (since 2006) and Managing
                          2006               Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                             Vice President and Chief Compliance Officer, Eclipse Funds,
                                             The MainStay Funds and MainStay VP Series Fund, Inc. (since
                                             2006), and ICAP Funds, Inc. (since 2006); Vice
                                             President--Compliance, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (2004 to 2006); Deputy Chief
                                             Compliance Officer, New York Life Investment Management LLC
                                             (2002 to 2003); Vice President and Compliance Officer,
                                             Goldman Sachs Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Indefinite;        Managing Director and Associate General Counsel, New York
        MORRISON          Secretary since    Life Investment Management LLC (since 2004); Managing
        3/26/56           2004               Director and Secretary, NYLIFE Distributors LLC (since
                                             2004); Secretary, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Fund effective June 7, 2007.

Christopher O. Blunt resigned as President of the Fund effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Fund effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Fund effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Fund effective March 19, 2007.

                                                    www.mainstayfunds.com     71

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund(1)
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(2)
MainStay Growth Equity Fund(3)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Class B shares closed to new investors, except for certain retirement savings and other automatic purchase plans, effective May 21, 2007.
2. Closed to new investors and new purchases as of January 1, 2002.
3. Offered only to residents of Connecticut, Maryland, New Jersey and New York.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

 NYLIM-AO10819         (RECYCLE LOGO)                     MS155-07  MSAA10-04/07
                                                                  A2

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    LARGE CAP OPPORTUNITY FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2007

MESSAGE FROM
THE PRESIDENT

At MainStay, we take special pride in providing investors with single-point access to the expertise of six diverse institutional boutique investment firms. Each mutual fund we offer is advised or subadvised by one or more institutional money managers, each of which has the autonomy to focus on its own unique investment style. By preserving the integrity of these boutiques, in both process and culture, we believe that we are helping to achieve greater consistency of returns for our shareholders.

New York Life Investment Management uses these boutiques to power its MainStay Funds, which seek to achieve investment excellence for our shareholders and maintain a disciplined, long-term perspective.

Equity investors were generally rewarded for holding their ground during the turbulent six months ended April 30, 2007. In late February and early March 2007, a correction in the Chinese stock market took a toll on stocks around the world. Fortunately, positive earnings reports led to a substantial rebound, and U.S. stocks in general recorded gains across every sector for the six-month reporting period. While past performance is no guarantee of future results, international stocks as a whole were even stronger, providing solid double-digit returns.

According to Russell data for U.S. equity markets, mid-cap companies generally outperformed small-and large-capitalization companies, and value stocks outperformed growth stocks among mid- and large-cap issuers.

During the six months ended April 30, 2007, the Federal Open Market Committee
(FOMC) maintained the federal funds target rate at a steady 5.25%, hoping that earlier rate hikes would be sufficient to keep inflation in check. The yield curve remained inverted throughout the reporting period, with Treasury bills yielding more than 10-year Treasury bonds. Although an inverted yield curve is sometimes associated with a heightened risk of recession, the FOMC continued to focus on the potential for moderate economic expansion.

Shorter-term interest rates declined slightly during the reporting period and longer-term interest rates rose. While rising interest rates hurt bond prices, most broad domestic bond-market indices provided modest but positive total returns.

Early in 2007, several subprime mortgage lenders faced higher-than-anticipated delinquencies and defaults, raising concerns about underwriting practices. Several lenders filed for bankruptcy protection, and others saw their stock prices decline. Fortunately, we believe that there is little evidence that the difficulties will undermine fixed-income markets in general.

As always, we appreciate your decision to make MainStay Funds part of your overall investment strategy. We look forward to serving your financial interests and growing together for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    LARGE CAP OPPORTUNITY FUND

                    MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2007

TABLE OF CONTENTS


Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     25
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  28
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        28
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               28
--------------------------------------------------------------------------------

Directors and Officers                                                        29

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX        ONE      SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges          2.95%      9.68%    10.94%
Excluding sales charges     8.95      16.06     14.58

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY LARGE CAP
                                                    OPPORTUNITY FUND        RUSSELL 1000 VALUE INDEX       RUSSELL 1000 INDEX
                                                   ------------------       ------------------------       ------------------
07/29/05                                                   9450                       10000                       10000
                                                          10337                       11106                       10805
04/30/07                                                  11997                       13121                       12443

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX        ONE      SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges          3.57%     10.15%    11.54%
Excluding sales charges     8.54      15.15     13.63

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY LARGE CAP
                                                    OPPORTUNITY FUND        RUSSELL 1000 VALUE INDEX       RUSSELL 1000 INDEX
                                                   ------------------       ------------------------       ------------------
07/29/05                                                  10000                       10000                       10000
                                                          10865                       11106                       10805
04/30/07                                                  12111                       13121                       12443

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX        ONE      SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges          7.45%     13.94%    13.57%
Excluding sales charges     8.44      14.94     13.57

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY LARGE CAP
                                                    OPPORTUNITY FUND        RUSSELL 1000 VALUE INDEX       RUSSELL 1000 INDEX
                                                   ------------------       ------------------------       ------------------
07/29/05                                                  10000                       10000                       10000
                                                          10875                       11106                       10805
04/30/07                                                  12500                       13121                       12443

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any man-agement fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              SIX        ONE      SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
                            9.09%     16.32%    14.79%

(PERFORMANCE GRAPH)

                                                   MAINSTAY LARGE CAP
                                                    OPPORTUNITY FUND        RUSSELL 1000 VALUE INDEX       RUSSELL 1000 INDEX
                                                   ------------------       ------------------------       ------------------
07/29/05                                                  10000                       10000                       10000
                                                          10949                       11106                       10805
04/30/07                                                  12736                       13121                       12443

                                                            SIX        ONE      SINCE
BENCHMARK PERFORMANCE                                      MONTHS     YEAR    INCEPTION
---------------------------------------------------------------------------------------

Russell 1000(R) Value Index(1)                              9.79%     18.15%    16.74%
Russell 1000(R) Index(2)                                    9.10      15.16     13.26
Average Lipper multi-cap value fund(3)                      9.70      15.16     14.28

1. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Large Cap Opportunity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY LARGE CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2006, to April 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2006, to April 30, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/06           4/30/07           PERIOD(1)           4/30/07            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,089.95           $ 6.48            $1,018.75             $6.26
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,086.20           $10.35            $1,015.00             $9.99
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,085.20           $10.34            $1,015.00             $9.99
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,091.30           $ 4.56            $1,020.60             $4.41
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.25% for Class A, 2.00% for Class B and Class C and 0.88% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).



                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2007

(COMPOSITION PIE CHART)

Common Stocks                                                                     99.4%
Short-Term Investments (collateral from securities lending                         9.5
  is 8.1%)
Futures Contracts                                                                 0.0*
Liabilities in Excess of Cash and Other Assets                                    (8.9)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Citigroup, Inc.
 3.  Pfizer, Inc.
 4.  Bank of America Corp.
 5.  AT&T, Inc.
 6.  Chevron Corp.
 7.  Merck & Co., Inc.
 8.  Morgan Stanley
 9.  Merrill Lynch & Co., Inc.
10.  Valero Energy Corp.

 8   MainStay Large Cap Opportunity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Daniel O. Glickman and Victor G. Samoilovich of New York Life Investment Management LLC

HOW DID MAINSTAY LARGE CAP OPPORTUNITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2007?

Excluding all sales charges, MainStay Large Cap Opportunity Fund returned 8.95% for Class A shares, 8.54% for Class B shares and 8.44% for Class C shares for the six months ended April 30, 2007. Over the same period, the Fund's Class I shares returned 9.09%. All share classes underperformed the 9.79% return of the Russell 1000(R) Value Index(1) and the 9.70% return of the average Lipper(2) multi-cap value fund for the six months ended April 30, 2007. The Russell 1000(R) Value Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH SECTORS DETRACTED?

The sectors that contributed the most to the Fund's absolute performance were materials, utilities and industrials. Within the materials sector, metals & mining stocks provided strong performance. The Fund's weakest-performing sectors during the reporting period were financials, consumer staples and consumer discretionary.

WHICH STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS WERE WEAK?

The strongest individual contributors to the Fund's performance were ExxonMobil, United States Steel and Citigroup. The weakest individual contributors were New Century Financial, Circuit City, and Anadarko Petroleum. New Century Financial experienced losses because of difficulties in the subprime mortgage market.

WERE THERE ANY PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund seeks stocks with attractive relative valuations, strong operating results and positive price trends. Among the stocks that fit the Fund's purchase criteria during the reporting period were Valero Energy and Travelers. Securities that were sold because of unattractive relative valuations, weakening operating results and deteriorating price trends included Bank of New York and New Century Financial.

WERE THERE ANY CHANGES IN THE FUND'S SECTOR POSITIONING DURING THE REPORTING PERIOD?

Weighting changes in the Fund result from a combination of security performance, industry performance and the Fund's proprietary quantitative security-selection process. Relative to the Russell 1000(R) Value Index, the Fund substantially increased its weighting in utilities during the reporting period and moderately increased its weighting in telecommunication services. The Fund significantly reduced its relative weighting in the industrials sector and moderately decreased its relative weighting in consumer staples.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

At the end of April 2007, the Fund held overweight positions relative to the Russell 1000(R) Value Index in financials and energy. As of the same date, the Fund was underweight relative to the Index in materials and telecommunication services.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund.
1. See footnote on page 6 for more information on the Russell 1000(R) Value
   Index.
2. See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2007 UNAUDITED


                                                    SHARES         VALUE
COMMON STOCKS (99.4%)+
------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.6%)
Northrop Grumman Corp.                                 637   $    46,890
Raytheon Co.                                           738        39,513
                                                             -----------
                                                                  86,403
                                                             -----------
AUTO COMPONENTS (0.7%)
Autoliv, Inc.                                          628        36,518
                                                             -----------

BEVERAGES (1.3%)
Coca-Cola Co. (The)                                  1,425        74,371
                                                             -----------
CAPITAL MARKETS (7.4%)
Bear Stearns Cos., Inc. (The) (a)                      361        56,208
Goldman Sachs Group, Inc. (The)                        321        70,174
Lehman Brothers Holdings, Inc.                         965        72,645
V  Merrill Lynch & Co., Inc.                         1,094        98,712
V  Morgan Stanley (a)                                1,297       108,961
                                                             -----------
                                                                 406,700
                                                             -----------
COMMERCIAL BANKS (8.6%)
Commerce Bancshares, Inc.                            1,051        49,754
M&T Bank Corp.                                         435        48,433
National City Corp. (a)                              1,689        61,733
PNC Financial Services Group, Inc.                     939        69,580
U.S. Bancorp                                         2,665        91,543
Wachovia Corp. (a)                                   1,378        76,534
Wells Fargo & Co.                                    2,163        77,630
                                                             -----------
                                                                 475,207
                                                             -----------
COMMERCIAL SERVICES & SUPPLIES (0.6%)
Republic Services, Inc.                              1,108        30,946
                                                             -----------
COMPUTERS & PERIPHERALS (1.4%)
Hewlett-Packard Co.                                  1,250        52,675
International Business Machines Corp.                   72         7,359
Lexmark International, Inc. Class A (b)                292        15,914
                                                             -----------
                                                                  75,948
                                                             -----------
DIVERSIFIED FINANCIAL SERVICES (8.7%)
V  Bank of America Corp.                             3,493       177,794
V  Citigroup, Inc.                                   3,833       205,525
JPMorgan Chase & Co.                                 1,813        94,457
                                                             -----------
                                                                 477,776
                                                             -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.3%)
V  AT&T, Inc.                                        3,861       149,498
CenturyTel, Inc.                                     1,280        58,944
Verizon Communications, Inc.                           778        29,704
                                                             -----------
                                                                 238,146
                                                             -----------


                                                    SHARES         VALUE
ELECTRIC UTILITIES (3.5%)
Duke Energy Corp. (a)                                2,380   $    48,838
Entergy Corp.                                          646        73,088
FirstEnergy Corp.                                    1,027        70,288
                                                             -----------
                                                                 192,214
                                                             -----------
ELECTRICAL EQUIPMENT (0.6%)
Emerson Electric Co.                                   729        34,256
                                                             -----------

FOOD PRODUCTS (1.2%)
General Mills, Inc.                                  1,006        60,259
Kraft Foods, Inc. Class A                              176         5,891
                                                             -----------
                                                                  66,150
                                                             -----------
GAS UTILITIES (2.1%)
AGL Resources, Inc.                                  1,280        55,731
Energen Corp.                                        1,093        61,263
                                                             -----------
                                                                 116,994
                                                             -----------
HEALTH CARE PROVIDERS & SERVICES (3.0%)
Aetna, Inc.                                          1,204        56,444
AmerisourceBergen Corp.                                956        47,790
CIGNA Corp.                                            386        60,058
                                                             -----------
                                                                 164,292
                                                             -----------
HOUSEHOLD DURABLES (0.6%)
Black & Decker Corp. (a)                               394        35,744
                                                             -----------

HOUSEHOLD PRODUCTS (3.7%)
Clorox Co. (The)                                       614        41,187
Colgate-Palmolive Co.                                  514        34,818
Kimberly-Clark Corp.                                   813        57,861
Procter & Gamble Co. (The)                           1,119        71,963
                                                             -----------
                                                                 205,829
                                                             -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.2%)
Mirant Corp. (b)                                     1,453        65,196
                                                             -----------

INDUSTRIAL CONGLOMERATES (1.6%)
General Electric Co.                                 2,467        90,934
                                                             -----------

INSURANCE (9.8%)
Allstate Corp. (The)                                 1,360        84,755
American International Group, Inc.                     687        48,028
Assurant, Inc.                                       1,063        61,154
Chubb Corp. (The)                                    1,365        73,478
Cincinnati Financial Corp.                           1,063        48,090
Genworth Financial, Inc. Class A                     1,684        61,449

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Large Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                    SHARES         VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------
INSURANCE (CONTINUED)
Loews Corp.                                          1,579   $    74,718
Travelers Cos., Inc. (The)                           1,565        84,666
W.R. Berkley Corp.                                      28           910
                                                             -----------
                                                                 537,248
                                                             -----------
INTERNET & CATALOG RETAIL (1.4%)
Expedia, Inc. (b)                                    1,702        40,201
IAC/InterActiveCorp. (a)(b)                            967        36,862
                                                             -----------
                                                                  77,063
                                                             -----------
LEISURE EQUIPMENT & PRODUCTS (0.8%)
Mattel, Inc.                                         1,481        41,912
                                                             -----------
MACHINERY (2.1%)
Deere & Co.                                            303        33,148
Eaton Corp.                                             98         8,743
Parker Hannifin Corp.                                  413        38,054
Terex Corp. (b)                                        469        36,512
                                                             -----------
                                                                 116,457
                                                             -----------
MEDIA (1.4%)
CBS Corp. Class B                                      678        21,540
Clear Channel Communications, Inc.                   1,352        47,901
Time Warner, Inc.                                      264         5,446
                                                             -----------
                                                                  74,887
                                                             -----------
METALS & MINING (1.8%)
Freeport-McMoRan Copper & Gold, Inc. Class B           241        16,186
Nucor Corp.                                            672        42,645
United States Steel Corp.                              389        39,499
                                                             -----------
                                                                  98,330
                                                             -----------
MULTILINE RETAIL (1.4%)
Dillard's, Inc. Class A                              1,094        37,885
Dollar Tree Stores, Inc. (b)                           943        37,079
                                                             -----------
                                                                  74,964
                                                             -----------
MULTI-UTILITIES (0.9%)
Alliant Energy Corp.                                 1,199        52,516
                                                             -----------

OIL, GAS & CONSUMABLE FUELS (14.5%)
V  Chevron Corp.                                     1,715       133,410
ConocoPhillips                                         476        33,011
Devon Energy Corp.                                     268        19,529
V  ExxonMobil Corp.                                  4,454       353,559
Marathon Oil Corp.                                     882        89,567
Tesoro Corp.                                           580        70,296
V  Valero Energy Corp.                               1,384        97,198
                                                             -----------
                                                                 796,570
                                                             -----------


                                                    SHARES         VALUE
PHARMACEUTICALS (6.3%)
King Pharmaceuticals, Inc. (b)                       2,223   $    45,460
V  Merck & Co., Inc.                                 2,142       110,184
V  Pfizer, Inc.                                      7,118       188,342
                                                             -----------
                                                                 343,986
                                                             -----------
REAL ESTATE INVESTMENT TRUSTS (1.1%)
Hospitality Properties Trust                           727        33,100
HRPT Properties Trust                                2,398        29,352
                                                             -----------
                                                                  62,452
                                                             -----------
ROAD & RAIL (0.8%)
Union Pacific Corp.                                    394        45,015
                                                             -----------

SPECIALTY RETAIL (0.6%)
Circuit City Stores, Inc.                            1,757        30,660
                                                             -----------

THRIFTS & MORTGAGE FINANCE (3.1%)
Fannie Mae                                             772        45,486
PMI Group, Inc. (The)                                1,223        59,279
Radian Group, Inc.                                     998        57,994
Washington Mutual, Inc. (a)                            143         6,003
                                                             -----------
                                                                 168,762
                                                             -----------
TOBACCO (1.3%)
Altria Group, Inc.                                     255        17,575
Reynolds American, Inc.                                847        54,428
                                                             -----------
                                                                  72,003
                                                             -----------
Total Common Stocks
 (Cost $4,640,037)                                             5,466,449(i)
                                                             -----------
                                                    PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS (9.5%)
---------------------------------------------------------------------------
COMMERCIAL PAPER (2.1%)
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.273%, due 5/23/07 (c)                             $20,287         20,287
Compass Securitization
 5.292%, due 5/23/07 (c)                              6,762           6,762
 5.294%, due 5/31/07 (c)                              6,762           6,762
Den Danske Bank
 5.276%, due 5/15/07 (c)                             20,287          20,287
Jupiter Securitization Corp.
 5.281%, due 5/22/07 (c)                              6,086           6,086
 5.289%, due 5/4/07 (c)                              13,524          13,524
Kitty Hawk Funding Corp.
 5.292%, due 5/15/07 (c)                              6,762           6,762
Old Line Funding LLC
 5.293%, due 5/16/07 (c)                              6,762           6,762

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                    PRINCIPAL
                                                       AMOUNT         VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
---------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Park Avenue Receivables Corp.
 5.268%, due 5/1/07 (c)                              $6,762     $     6,762
Ranger Funding
 5.293%, due 5/22/07 (c)                             13,525          13,525
Yorktown Capital LLC
 5.282%, due 5/31/07 (c)                              6,762           6,762
                                                                -----------
Total Commercial Paper
 (Cost $114,281)                                                    114,281
                                                                -----------

                                                       SHARES
INVESTMENT COMPANY (1.1%)
BGI Institutional Money Market Fund (c)              59,386          59,386
                                                                -----------
Total Investment Company
 (Cost $59,386)                                                      59,386
                                                                -----------
                                                    PRINCIPAL
                                                     AMOUNT
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
 5.42%, dated 4/30/07
 due 5/1/07
 Proceeds at Maturity $13,526
 (Collateralized by various Corporate
 Bonds and a U.S. Treasury Note, with
 rates between 0.00%-8.38% and
 maturity dates between 8/1/07-2/15/99,
 with a Principal Amount of $21,448
 and a Market Value of $14,133) (c)                  $13,524         13,524
                                                                -----------
Total Repurchase Agreement
 (Cost $13,524)                                                      13,524
                                                                -----------
TIME DEPOSITS (4.7%)
Abbey National PLC
 5.30%, due 5/7/07 (c)                               13,524          13,524
Bank of America Corp.
 5.27%, due 5/18/07 (c)(d)                           13,525          13,525
Bank of Nova Scotia
 5.28%, due 5/17/07 (c)                              13,524          13,524
Calyon
 5.31%, due 5/1/07 (c)                               67,622          67,622

                                                    PRINCIPAL
                                                       AMOUNT         VALUE
TIME DEPOSITS (CONTINUED)
Deutsche Bank AG
 5.28%, due 5/15/07 (c)                              $20,287    $    20,287
KBC Bank N.V.
 5.28%, due 6/5/07 (c)                               14,877          14,877
Rabobank Nederland
 5.265%, due 5/3/07 (c)                              13,525          13,525
Royal Bank of Scotland
 5.285%, due 5/8/07 (c)                              13,524          13,524
Skandinaviska Enskilda Banken AB
 5.29%, due 5/31/07 (c)                              13,524          13,524
Societe Generale North America, Inc.
 5.29%, due 6/15/07 (c)                              13,524          13,524
Toronto Dominion Bank
 5.28%, due 5/11/07 (c)                              54,098          54,098
UBS AG
 5.27%, due 5/4/07 (c)                                6,762           6,762
                                                                -----------
Total Time Deposits
 (Cost $258,316)                                                    258,316
                                                                -----------
U.S. GOVERNMENT (1.4%)
United States Treasury Bills
 4.69%, due 7/5/07                                   70,000          69,398
 4.69%, due 7/19/07 (e)                              10,000           9,896
                                                                -----------
Total U.S. Government
 (Cost $79,275)                                                      79,294
                                                                -----------
Total Short-Term Investments
 (Cost $524,782)                                                    524,801
                                                                -----------
Total Investments
 (Cost $5,164,819) (f)                                108.9%      5,991,250(g)
Liabilities in Excess of
 Cash and Other Assets                                 (8.9)       (493,764)
                                                     ------     -----------
Net Assets                                            100.0%    $ 5,497,486
                                                     ======     ===========

                                                    CONTRACTS            UNREALIZED
                                                         LONG       APPRECIATION(H)
FUTURES CONTRACTS (0.0%)++
-----------------------------------------------------------------------------------
Standard & Poor's 500 Index
 Mini June 2007                                             1   $             1,957
                                                                -------------------
Total Futures Contracts
 (Settlement Value $74,420) (i)                                 $             1,957
                                                                ===================

 12   MainStay Large Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

++    Less than one-tenth of a percent.
+++   All of the Fund's assets are maintained to cover "senior
      securities transactions" which may include, but are not
      limited to, forwards, TBA's, options and futures. These
      securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to
      ensure proper coverage for these transactions.
(a)   Represents a security, or a portion thereof, which is out on loan.
(b)   Non-income producing security.
(c)   Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)   Floating rate. Rate shown is the rate in effect at April 30,
      2007.
(e)   Segregated as collateral for futures contracts.
(f)   The cost for federal income tax purposes is $5,217,150.
(g)   At April 30, 2007 net unrealized appreciation was $774,100, based on cost for federal income tax purposes. This
      consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value
      over cost of $847,854 and aggregate gross unrealized
      depreciation for all investments on which there was an
      excess of cost over market value of $73,754.
(h)   Represents the difference between the value of the contracts at the time they were opened and the value at April 30,
      2007.
(i)   The combined market value of common stocks and settlement
      value of Standard & Poor's 500 Index futures contracts
      represents 100.8% of net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost
  $5,164,819) including $432,524 market
  value of securities loaned                      $5,991,250
Cash                                                   8,980
Receivables:
  Dividends and interest                               6,376
  Manager                                                373
Other assets                                           2,581
                                                  -----------
    Total assets                                   6,009,560
                                                  -----------
LIABILITIES:
Securities lending collateral                        445,507
Payables:
  Shareholder communication                           41,325
  Professional fees                                   12,265
  Custodian                                            6,957
  Fund shares redeemed                                 2,725
  Variation margin on futures contracts                  680
  NYLIFE Distributors (See Note 3)                       155
  Transfer agent (See Note 3)                            103
Accrued expenses                                       2,357
                                                  -----------
    Total liabilities                                512,074
                                                  -----------
Net assets                                        $5,497,486
                                                  ===========

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                         $        7
  Class B                                                  8
  Class C                                                  6
  Class I                                                458
Additional paid-in capital                         4,437,692
Accumulated undistributed net investment income       21,587
Accumulated undistributed net realized gain on
  investments and futures transactions               209,340
Net unrealized appreciation on investments and
  futures contracts                                  828,388
                                                  -----------
Net assets                                        $5,497,486
                                                  ===========
CLASS A
Net assets applicable to outstanding shares       $   76,893
                                                  ===========
Shares of capital stock outstanding                    6,692
                                                  ===========
Net asset value per share outstanding             $    11.49
Maximum sales charge (5.50% of offering price)          0.67
                                                  -----------
Maximum offering price per share outstanding      $    12.16
                                                  ===========
CLASS B
Net assets applicable to outstanding shares       $   87,868
                                                  ===========
Shares of capital stock outstanding                    7,696
                                                  ===========
Net asset value and offering price per share
  outstanding                                     $    11.42
                                                  ===========
CLASS C
Net assets applicable to outstanding shares       $   73,702
                                                  ===========
Shares of capital stock outstanding                    6,460
                                                  ===========
Net asset value and offering price per share
  outstanding                                     $    11.41
                                                  ===========
CLASS I
Net assets applicable to outstanding shares       $5,259,023
                                                  ===========
Shares of capital stock outstanding                  457,902
                                                  ===========
Net asset value and offering price per share
  outstanding                                     $    11.49
                                                  ===========

 14   MainStay Large Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                         $ 58,889
  Interest                                             2,998
  Income from securities loaned--net                     372
                                                    ---------
    Total income                                      62,259
                                                    ---------
EXPENSES:
  Manager (See Note 3)                                18,281
  Shareholder communication                           13,559
  Professional fees                                    9,675
  Custodian                                            7,271
  Registration                                         2,250
  Distribution--Class B (See Note 3)                     290
  Distribution--Class C (See Note 3)                     276
  Distribution/Service--Class A (See Note 3)             106
  Service--Class B (See Note 3)                           96
  Service--Class C (See Note 3)                           92
  Transfer agent--Classes A, B and C (See Note 3)        144
  Transfer agent--Class I (See Note 3)                    51
  Directors                                              190
  Miscellaneous                                        3,655
                                                    ---------
    Total expenses before waiver/reimbursement        55,936
  Expense waiver/reimbursement from Manager
    (See Note 3)                                     (31,953)
                                                    ---------
    Net expenses                                      23,983
                                                    ---------
Net investment income                                 38,276
                                                    ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Security transactions                              256,987
  Futures transactions                                 4,946
                                                    ---------
Net realized gain on investments and futures
  transactions                                       261,933
                                                    ---------
Net change in unrealized appreciation on:
  Security transactions                              155,056
  Futures contracts                                    1,957
                                                    ---------
Net change in unrealized appreciation on
  investments and futures contracts                  157,013
                                                    ---------
Net realized and unrealized gain on investments
  and futures transactions                           418,946
                                                    ---------
Net increase in net assets resulting from
  operations                                        $457,222
                                                    =========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2006

                                               2007         2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                   $   38,276   $   86,743
 Net realized gain on investments and
  futures transactions                      261,933      355,182
 Net change in unrealized appreciation
  (depreciation) on investments and
  futures contracts                         157,013      767,636
                                         -----------------------
 Net increase in net assets resulting
  from operations                           457,222    1,209,561
                                         -----------------------
Dividends and distributions to shareholders:
 From net investment income:
   Class A                                   (1,102)        (319)
   Class B                                     (594)        (162)
   Class C                                     (558)        (173)
   Class I                                  (79,720)     (30,651)
 From net realized gain on investments:
   Class A                                   (6,227)          --
   Class B                                   (5,520)          --
   Class C                                   (5,799)          --
   Class I                                 (382,361)          --
                                         -----------------------
 Total dividends and distributions to
  shareholders                             (481,881)     (31,305)
                                         -----------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                   21,618       26,057
   Class B                                   12,947       10,658
   Class C                                       --       10,191
   Class I                                       --    8,790,407
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                                    6,523          319
   Class B                                    5,796          162
   Class C                                    5,373          173
   Class I                                  462,081       30,651
                                         -----------------------
                                            514,338    8,868,618

                                               2007         2006
 Cost of shares redeemed:
   Class A                               $  (31,966)  $   (5,619)
   Class B                                      (27)          --
   Class C                                   (3,819)          --
   Class I                                       --   (9,187,232)
                                         -----------------------
                                            (35,812)  (9,192,851)
 Increase (decrease) in net assets
  derived from capital share
  transactions                              478,526     (324,233)
                                         -----------------------
 Net increase in net assets                 453,867      854,023

NET ASSETS:
Beginning of period                       5,043,619    4,189,596
                                         -----------------------
End of period                            $5,497,486   $5,043,619
                                         =======================
Accumulated undistributed net
 investment income at end of period      $   21,587   $   65,285
                                         =======================

 16   MainStay Large Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                              CLASS A                                    CLASS B
                                            --------------------------------------------      ------------------------------
                                                                              JULY 29,
                                            SIX MONTHS         YEAR             2005*         SIX MONTHS         YEAR
                                              ENDED            ENDED           THROUGH          ENDED            ENDED
                                            APRIL 30,       OCTOBER 31,      OCTOBER 31,      APRIL 30,       OCTOBER 31,
                                              2007**           2006             2005            2007**           2006
Net asset value at beginning of period        $11.58          $ 9.77           $10.00           $11.49          $ 9.75
                                            ----------      -----------      -----------      ----------      -----------
Net investment income (loss)                    0.06            0.12(a)          0.02(a)          0.02            0.04(a)
Net realized and unrealized gain (loss) on
  investments                                   0.92            1.75            (0.25)            0.91            1.73
                                            ----------      -----------      -----------      ----------      -----------
Total from investment operations                0.98            1.87            (0.23)            0.93            1.77
                                            ----------      -----------      -----------      ----------      -----------
Less dividends and distributions:
  From net investment income                   (0.15)          (0.06)              --            (0.08)          (0.03)
  From net realized gain on investments        (0.92)             --               --            (0.92)             --
                                            ----------      -----------      -----------      ----------      -----------
Total dividends and distributions              (1.07)          (0.06)              --            (1.00)          (0.03)
                                            ----------      -----------      -----------      ----------      -----------
Net asset value at end of period              $11.49          $11.58           $ 9.77           $11.42          $11.49
                                            ==========      ===========      ===========      ==========      ===========
Total investment return (c)                     8.95%(d)       19.27%           (2.30%)(d)        8.54%(d)       18.22%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                  1.13%+          1.13%            0.71% +          0.36%+          0.39%
  Net expenses                                  1.25%+          1.25%            1.25% +          2.00%+          2.00%
  Expenses (before waiver/reimbursement)        2.47%+          3.13%            3.39% +          3.22%+          3.88%
Portfolio turnover rate                           40%            215%              17%              40%            215%
Net assets at end of period (in 000's)        $   77          $   80           $   49           $   88          $   69

                                              CLASS B
                                            -----------
                                             JULY 29,
                                               2005*
                                              THROUGH
                                            OCTOBER 31,
                                               2005
Net asset value at beginning of period        $10.00
                                            -----------
Net investment income (loss)                   (0.00)(a)(b)
Net realized and unrealized gain (loss) on
  investments                                  (0.25)
                                            -----------
Total from investment operations               (0.25)
                                            -----------
Less dividends and distributions:
  From net investment income                      --
  From net realized gain on investments           --
                                            -----------
Total dividends and distributions                 --
                                            -----------
Net asset value at end of period              $ 9.75
                                            ===========
Total investment return (c)                    (2.50%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 (0.04%)+
  Net expenses                                  2.00% +
  Expenses (before waiver/reimbursement)        4.14% +
Portfolio turnover rate                           17%
Net assets at end of period (in 000's)        $   49

*    Commencment of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return in calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.

 18   MainStay Large Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                      CLASS C                                           CLASS I
    --------------------------------------------      --------------------------------------------
                                      JULY 29,                                          JULY 29,
    SIX MONTHS         YEAR             2005*         SIX MONTHS         YEAR             2005*
      ENDED            ENDED           THROUGH          ENDED            ENDED           THROUGH
    APRIL 30,       OCTOBER 31,      OCTOBER 31,      APRIL 30,       OCTOBER 31,      OCTOBER 31,
      2007**           2006             2005            2007**           2006             2005
      $11.49          $ 9.76           $10.00           $11.59          $ 9.78           $10.00
    ----------      -----------      -----------      ----------      -----------      -----------
        0.02            0.04(a)         (0.00)(a)(b)      0.07            0.14(a)          0.02(a)
        0.90            1.72            (0.24)            0.93            1.74            (0.24)
    ----------      -----------      -----------      ----------      -----------      -----------
        0.92            1.76            (0.24)            1.00            1.88            (0.22)
    ----------      -----------      -----------      ----------      -----------      -----------
       (0.08)          (0.03)              --            (0.18)          (0.07)              --
       (0.92)             --               --            (0.92)             --               --
    ----------      -----------      -----------      ----------      -----------      -----------
       (1.00)          (0.03)              --            (1.10)          (0.07)              --
    ----------      -----------      -----------      ----------      -----------      -----------
      $11.41          $11.49           $ 9.76           $11.49          $11.59           $ 9.78
    ==========      ===========      ===========      ==========      ===========      ===========
        8.44%(d)       18.10%           (2.40%)(d)        9.09%(d)       19.37%           (2.20%)(d)
        0.39%+          0.38%           (0.04%)+          1.50%+          1.33%            0.96% +
        2.00%+          2.00%            2.00% +          0.88%+          1.00%            1.00% +
        3.22%+          3.88%            4.14% +          2.10%+          2.88%            3.14% +
          40%            215%              17%              40%            215%              17%
      $   74          $   72           $   52           $5,259          $4,822           $4,040

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Large Cap Opportunity Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A, Class B, Class C and Class I shares commenced on July 29, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek high total return.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2007, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on

 20   MainStay Large Cap Opportunity Fund
short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
22) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets & liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(H) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 23.)

(J) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

                                                    www.mainstayfunds.com     21

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the average daily net assets of the Fund.

The Manager has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.25%; Class B, 2.00%, Class C, 2.00%; and Class I, 1.00%. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.25% of the Fund's average daily net assets for its Class I shares. The Manager also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. For the six months ended April 30, 2007, the Manager earned fees from the Fund in the amount of $18,281 and waived/reimbursed its fees in the amount of $31,953.

As of April 30, 2007, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

   OCTOBER 31,
    2009      2010      TOTAL
$123,987   $31,953   $155,940
-----------------------------

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $18 for the six months ended April 30, 2007. The Fund was also advised that the Distributor did not retain any contingent deferred sales charges on redemptions of Class A, Class B and Class C shares, for the six months ended April 30, 2007.

 22   MainStay Large Cap Opportunity Fund

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2007, amounted to $195.

(E) INDEPENDENT DIRECTORS FEES. For the six months ended April 30, 2007, Independent Directors were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board Meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Directors receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and other registered investment companies managed by NYLIM that are served by the Directors.

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) CAPITAL. At April 30, 2007, New York Life and its affiliates held beneficially, shares of the Fund with the following values and percentages of net assets as follows:

Class A                                $   63,476        82.6%
-------------------------------------------------------------
Class B                                    62,553        71.2
-------------------------------------------------------------
Class C                                    62,499        84.8
-------------------------------------------------------------
Class I                                 5,259,023       100.0
-------------------------------------------------------------

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2007, these fees, which are included in Professional fees shown on the Statement of Operations, were $128.

NOTE 4--FEDERAL INCOME TAX:

The Fund utilized $7,814 of capital loss carryforwards during the year ended October 31, 2006.

NOTE 5--FUND SECURITIES LOANED:

As of April 30, 2007, the Fund had securities on loan with an aggregate market value of $432,524. The Fund received $445,507. in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost, which approximates market value.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2007, purchases and sales of securities, other than short-term securities, were $2,141 and $2,071, respectively.

                                                    www.mainstayfunds.com     23

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                 SIX MONTHS ENDED
                                  APRIL 30, 2007*
                       CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                2         1        --       --
------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            1         1        --(a)    42
------------------------------------------------------------
                           3         2        --(a)    42
Shares redeemed           (3)       --(a)     --(a)    --
------------------------------------------------------------
Net increase
  (decrease)             (--)(a)     2       (--)(a)   42
------------------------------------------------------------

                                    YEAR ENDED
                                 OCTOBER 31, 2006
                       CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                3         1         1       836
------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               --(a)     --(a)     --(a)      3
------------------------------------------------------------
                           3         1         1       839
Shares redeemed           (1)       --        --      (836)
------------------------------------------------------------
Net increase               2         1         1         3
------------------------------------------------------------

*  Unaudited.
(a) Less than one thousand shares.

NOTE 10--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds Inc.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that the tax positions will be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until June 30, 2007. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 24   MainStay Large Cap Opportunity Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory Agreement. At its March 29-30, 2007 meeting, the Board of Directors (the "Board") of the Large Cap Opportunity Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the renewal of the Fund's Management Agreement (the "Agreement") for one additional year.

In reaching its decision to renew the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2006 and March 2007. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. These reports were developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to renew the Agreement for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract renewal process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A discussion of the factors that figured prominently in the Board's decision to renew the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the renewal of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent

                                                    www.mainstayfunds.com     25
enhancements to investment teams at NYLIM's Equity Investors Group. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE LARGE CAP OPPORTUNITY FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In evaluating the investment performance of the Fund, the Board also took into consideration whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio

 26   MainStay Large Cap Opportunity Fund
securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fees when compared to similar fees charged by NYLIM to other investment advisory clients, and fee charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof that information, the Board, which consisted entirely of Independent Directors, unanimously approved the renewal of the Agreement for one additional year.

                                                    www.mainstayfunds.com     27

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE
The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

LARGE CAP                           VOTES
OPPORTUNITY FUND     VOTES FOR     WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley      478,119.335       0.000      0.000       478,119.335
-------------------------------------------------------------------------
Alan R. Latshaw      478,119.335       0.000      0.000       478,119.335
-------------------------------------------------------------------------
Peter Meenan         478,119.335       0.000      0.000       478,119.335
-------------------------------------------------------------------------
Richard H.
 Nolan, Jr.          478,119.335       0.000      0.000       478,119.335
-------------------------------------------------------------------------
Richard S.
 Trutanic            478,119.335       0.000      0.000       478,119.335
-------------------------------------------------------------------------
Roman L. Weil        478,119.335       0.000      0.000       478,119.335
-------------------------------------------------------------------------
John A. Weisser      478,119.335       0.000      0.000       478,119.335
-------------------------------------------------------------------------
Brian A. Murdock     478,119.335       0.000      0.000       478,119.335
-------------------------------------------------------------------------

This resulted in approval of the proposal.

 28   MainStay Large Cap Opportunity Fund

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of Eclipse Funds Inc. (the "Fund") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The Directors listed below were elected to serve the Fund effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                     NUMBER OF FUNDS
                          POSITION(S) HELD                                    IN FUND COMPLEX
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite;        Member of the Board of Managers        65         Trustee, Eclipse Funds since
        3/14/56           Director since     and President (since 2004) and                    June 2007 (3 funds); Director,
                          June 2007 and      Chief Executive Officer (since                    MainStay VP Series Fund, Inc.,
                          Chief Executive    2006), New York Life Investment                   since 2006 (25 portfolios);
                          Officer since      Management LLC and New York                       Director, ICAP Funds, Inc.,
                          2006               Life Investment Management                        since 2006 (3 funds); Trustee,
                                             Holdings LLC; Senior Vice                         The MainStay Funds since 2006
                                             President, New York Life                          (19 funds).
                                             Insurance Company (since 2004);
                                             Chairman of the Board and
                                             President, NYLIFE Distributors
                                             LLC and NYLCAP Manager LLC
                                             (since 2004) and Institutional
                                             Capital LLC (since 2006); Chief
                                             Executive Officer, Eclipse
                                             Funds (since 2006); Chairman
                                             (2006 to 2007) and Trustee and
                                             Chief Executive Officer (since
                                             2006), The MainStay Funds;
                                             Chairman (2006 to 2007) and
                                             Director and Chief Executive
                                             Officer (since 2006), MainStay
                                             VP Series Fund, Inc.; Director
                                             and Chief Executive Officer,
                                             ICAP Funds, Inc. (since 2006);
                                             Chief Investment Officer, MLIM
                                             Europe and Asia (2001 to 2003);
                                             President of Merrill Japan and
                                             Chairman of MLIM's Pacific
                                             Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* Director considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     29

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          65         Chairman since 2005 and Trustee
        8/12/51           Chairman since     Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          2005 and Director                                                    funds); Chairman and Director,
                          since 1990                                                           ICAP Funds, Inc., since 2006 (3
                                                                                               funds); Chairman and Trustee,
                                                                                               The MainStay Funds, since June
                                                                                               2007 (19 funds); Chairman and
                                                                                               Director, MainStay VP Series
                                                                                               Fund, Inc., since June 2007 (25
                                                                                               portfolios); Trustee, Legg
                                                                                               Mason Partners Funds, Inc.,
                                                                                               since 1991 (30 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        65         Trustee, Eclipse Funds since
        3/27/51           Director and       LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Audit Committee    Arthur Andersen LLP (1976 to                      ICAP Funds, Inc., since June
                          Financial Expert   2002); Consultant to the                          2007 (3 funds); Trustee, The
                          since June 2007    MainStay Funds Audit and                          MainStay Funds since 2006 (19
                                             Compliance Committee (2004                        funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (25 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9
                                                                                               portfolios); Trustee, Utopia
                                                                                               Funds since 2005 (4
                                                                                               portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Retired                                65         Trustee, Eclipse Funds since
        12/5/41           Director since                                                       2002 (3 funds); Director, ICAP
                          2002                                                                 Funds, Inc., since June 2007 (3
                                                                                               funds); Trustee, The MainStay
                                                                                               Funds since June 2007 (19
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         65         Trustee, Eclipse Funds since
        NOLAN, JR.        Director since     Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        ICAP Funds, Inc., since June
                                             Management (1994 to 2004)                         2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               2006 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        65         Trustee, Eclipse Funds since
        TRUTANIC          Director since     Executive Office (1990 to                         June 2007 (3 funds); Director,
        2/13/52           June 2007          1999), Somerset Group                             ICAP Funds, Inc., since June
                                             (financial advisory firm);                        2007 (3 funds); Trustee, The
                                             Managing Director and Advisor,                    MainStay Funds since 1994 (19
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002                            Series Fund, Inc., since June
                                             to 2004); Senior Managing                         2007 (25 portfolios).
                                             Director and Partner, Groupe
                                             Arnault S.A. (private
                                             investment firm) (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

 30   MainStay Large Cap Opportunity Fund

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             65         Trustee, Eclipse Funds since
        5/22/40           Director and       Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Audit Committee    Business, University of                           ICAP Funds, Inc., since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (3 funds); Trustee, The
                          since June 2007    Weil Associates, Inc.                             MainStay Funds since June 2007
                                             (consulting firm)                                 (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1994 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          65         Trustee, Eclipse Funds since
        10/22/41          Director since     Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             ICAP Funds, Inc., since June
                                                                                               2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1997 (25 portfolios); Trustee,
                                                                                               Direxion Funds (57 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007.
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Fund effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Fund effective June 7, 2007:

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Indefinite; Chief  Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Legal Officer      York Life Investment Management LLC (including predecessor
        10/19/46          since 2004         advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2005), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2002); Secretary,
                                             NYLIM Service Company LLC, NYLCAP Manager LLC, Madison
                                             Capital Funding LLC and Institutional Capital LLC (since
                                             2006); Chief Legal Officer, Eclipse Funds, The MainStay
                                             Funds and MainStay VP Series Fund, Inc. (since 2004),
                                             McMorgan Funds (since 2005) and ICAP Funds, Inc. (since
                                             2006); Managing Director and Senior Counsel, Lehman Brothers
                                             Inc. (1998 to 1999); General Counsel and Managing Director,
                                             JP Morgan Investment Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK BENINTENDE   Indefinite;        Managing Director, New York Life Investment Management LLC
        5/12/64           Treasurer and      (since June 2007); Treasurer and Principal Financial and
                          Principal          Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Financial and      MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          Accounting         2007); Vice President, Prudential Investments (2000 to
                          Officer since      2007); Assistant Treasurer, JennisonDryden Family of Funds,
                          June 2007          Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        Indefinite;        Senior Managing Director and Chief Marketing Officer, New
        FISHER            President since    York Life Investment Management LLC (since 2005); Managing
        2/22/59           March 2007         Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds, The
                                             MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Indefinite; Vice   Director, New York Life Investment Management LLC (including
        HARRINGTON        President--        predecessor advisory organizations) (since 2000); Executive
        2/8/59            Administration     Vice President, New York Life Trust Company and New York
                          since 2005         Life Trust Company, FSB (since 2006); Vice
                                             President--Administration, Eclipse Funds, MainStay VP Series
                                             Fund, Inc., and The MainStay Funds (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Indefinite;        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Senior Vice        2006) and Managing Director and Chief Compliance Officer
        12/16/65          President and      (2003 to 2006), New York Life Investment Management LLC and
                          Chief Compliance   New York Life Investment Management Holdings LLC; Senior
                          Officer since      Managing Director, Compliance (since 2006) and Managing
                          2006               Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                             Vice President and Chief Compliance Officer, Eclipse Funds,
                                             The MainStay Funds and MainStay VP Series Fund, Inc. (since
                                             2006), and ICAP Funds, Inc. (since 2006); Vice
                                             President--Compliance, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (2004 to 2006); Deputy Chief
                                             Compliance Officer, New York Life Investment Management LLC
                                             (2002 to 2003); Vice President and Compliance Officer,
                                             Goldman Sachs Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Indefinite;        Managing Director and Associate General Counsel, New York
        MORRISON          Secretary since    Life Investment Management LLC (since 2004); Managing
        3/26/56           2004               Director and Secretary, NYLIFE Distributors LLC (since
                                             2004); Secretary, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Fund effective June 7, 2007.

Christopher O. Blunt resigned as President of the Fund effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Fund effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Fund effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Fund effective March 19, 2007.

 32   MainStay Large Cap Opportunity Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund(1)
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(2)
MainStay Growth Equity Fund(3)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Class B shares closed to new investors, except for certain retirement savings and other automatic purchase plans, effective May 21, 2007.
2. Closed to new investors and new purchases as of January 1, 2002.
3. Offered only to residents of Connecticut, Maryland, New Jersey and New York.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-A010722          (RECYCLE LOGO)       MS155-07                MSLR10-04/07
                                                                              B9

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GROWTH EQUITY FUND

                    Message from the President
                    and
                    Semiannual Report
                    Unaudited
                    April 30, 2007

MESSAGE FROM
THE PRESIDENT

At MainStay, we take special pride in providing investors with single-point access to the expertise of six diverse institutional boutique investment firms. Each mutual fund we offer is advised or subadvised by one or more institutional money managers, each of which has the autonomy to focus on its own unique investment style. By preserving the integrity of these boutiques, in both process and culture, we believe that we are helping to achieve greater consistency of returns for our shareholders.

New York Life Investment Management uses these boutiques to power its MainStay Funds, which seek to achieve investment excellence for our shareholders and maintain a disciplined, long-term perspective.

Equity investors were generally rewarded for holding their ground during the turbulent six months ended April 30, 2007. In late February and early March 2007, a correction in the Chinese stock market took a toll on stocks around the world. Fortunately, positive earnings reports led to a substantial rebound, and U.S. stocks in general recorded gains across every sector for the six-month reporting period. While past performance is no guarantee of future results, international stocks as a whole were even stronger, providing solid double-digit returns.

According to Russell data for U.S. equity markets, mid-cap companies generally outperformed small-and large-capitalization companies, and value stocks outperformed growth stocks among mid- and large-cap issuers.

During the six months ended April 30, 2007, the Federal Open Market Committee
(FOMC) maintained the federal funds target rate at a steady 5.25%, hoping that earlier rate hikes would be sufficient to keep inflation in check. The yield curve remained inverted throughout the reporting period, with Treasury bills yielding more than 10-year Treasury bonds. Although an inverted yield curve is sometimes associated with a heightened risk of recession, the FOMC continued to focus on the potential for moderate economic expansion.

Shorter-term interest rates declined slightly during the reporting period and longer-term interest rates rose. While rising interest rates hurt bond prices, most broad domestic bond-market indices provided modest but positive total returns.

Early in 2007, several subprime mortgage lenders faced higher-than-anticipated delinquencies and defaults, raising concerns about underwriting practices. Several lenders filed for bankruptcy protection, and others saw their stock prices decline. Fortunately, we believe that there is little evidence that the difficulties will undermine fixed-income markets in general.

As always, we appreciate your decision to make MainStay Funds part of your overall investment strategy. We look forward to serving your financial interests and growing together for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                       Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GROWTH EQUITY FUND

                    MainStay Funds

                    Semiannual Report

                    Unaudited

                    April 30, 2007

TABLE OF CONTENTS

Semiannual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 19
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     23
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  26
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        26
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               26
--------------------------------------------------------------------------------

Directors and Officers                                                        27

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        0.93%    4.93%     7.43%
Excluding sales charges   6.81    11.04     11.60

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY GROWTH EQUITY FUND         RUSSELL 1000 GROWTH INDEX
                                                                ---------------------------         -------------------------
11/4/05                                                                     9450                              10000
4/30/06                                                                    10017                              10553
4/30/07                                                                    11123                              11846

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        1.50%    5.23%     8.19%
Excluding sales charges   6.50    10.23     10.77

(LINE GRAPH FOR CLASS B SHARES IN $)                        (With sales charges)

                                                                MAINSTAY GROWTH EQUITY FUND         RUSSELL 1000 GROWTH INDEX
                                                                ---------------------------         -------------------------
11/4/05                                                                    10000                              10000
4/30/06                                                                    10560                              10553
4/30/07                                                                    11240                              11846

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        5.40%    9.23%    10.77%
Excluding sales charges   6.40    10.23     10.77

(LINE GRAPH FOR CLASS C SHARES IN $)                        (With sales charges)

                                                                MAINSTAY GROWTH EQUITY FUND         RUSSELL 1000 GROWTH INDEX
                                                                ---------------------------         -------------------------
11/4/05                                                                    10000                              10000
4/30/06                                                                    10560                              10553
4/30/07                                                                    11640                              11846

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million.

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
                          6.95%   11.29%    11.84%

(PERFORMANCE GRAPH)

                                                                MAINSTAY GROWTH EQUITY FUND         RUSSELL 1000 GROWTH INDEX
                                                                ---------------------------         -------------------------
11/4/05                                                                    10000                              10000
4/30/06                                                                    10610                              10553
4/30/07                                                                    11808                              11846

                                                            SIX         ONE        SINCE
BENCHMARK PERFORMANCE                                     MONTHS       YEAR      INCEPTION
------------------------------------------------------------------------------------------

Russell 1000(R) Growth Index(1)                            8.42%       12.25%      12.05%
Average Lipper multi-cap growth fund(2)                    9.08         8.49       11.84

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the manager incurred the expense.
1. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay Growth Equity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH EQUITY FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2006, to April 30, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2006, to April 30, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/06           4/30/07           PERIOD(1)           4/30/07            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,054.85           $ 6.37            $1,018.75             $6.26
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,051.20           $10.17            $1,015.00             $9.99
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,051.20           $10.17            $1,015.00             $9.99
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,055.50           $ 5.10            $1,020.00             $5.01
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.25% for Class A, 2.00% for Class B and Class C and 1.00% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period).



                                                       www.mainstayfunds.com   7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     99.7%
Short-Term Investments (collateral from securities lending                         8.3
  is 8.3%)
Liabilities in Excess of Cash and Other Assets                                    (8.0)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  International Business Machines Corp.
 2.  Cisco Systems, Inc.
 3.  Microsoft Corp.
 4.  Intel Corp.
 5.  Schering-Plough Corp.
 6.  QUALCOMM, Inc.
 7.  Wal-Mart Stores, Inc.
 8.  Hewlett-Packard Co.
 9.  Apple, Inc.
 10  Abbott Laboratories

 8 MainStay Growth Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Harish Kumar, CFA, and Michael Reifel, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY GROWTH EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2007?

Excluding all sales charges, MainStay Growth Equity Fund returned 6.81% for Class A shares, 6.50% Class B shares and 6.40% for Class C shares for the six months ended April 30, 2007. For the same period, the Fund's Class I shares returned 6.95%. All share classes underperformed the 8.42% return of the Russell 1000(R) Growth Index(1) and the 9.08% return of the average Lipper(2) multi-cap growth fund for the six months ended April 30, 2007. The Russell 1000(R) Growth Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH SECTORS DETRACTED?

The Fund's strongest-performing sectors on an absolute basis were utilities, industrials and materials. In the utilities sector, electric utilities were strong. Among industrials, construction & engineering companies, electrical equipment providers and industrial conglomerates advanced. In the materials sector, metals & mining companies were positive contributors to the Fund's performance. The weakest-performing sectors during the reporting period were technology, consumer staples and telecommunication services.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS DETRACTED?

The strongest individual contributors to the Fund's absolute performance were health care company Schering-Plough, networking giant Cisco Systems and diversified computer-systems company IBM. The weakest contributors were biotechnology company Amgen, communications equipment provider Motorola and pharmaceutical giant Johnson & Johnson.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund selects securities based on its quantitative investment process. Among the stocks that fit the Fund's purchase criteria during the reporting period were Corning and Thermo Fisher Scientific. Significant sales included Hess and CSX.

DID ANY OF THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Weighting changes in the Fund result from its proprietary security-selection process. During the reporting period, the Fund significantly increased its weight-ing relative to the Russell 1000(R) Growth Index in financials and moderately increased its weighting in energy. Over the same period, the Fund significantly decreased its weighting in industrials and moderately decreased its weighting in consumer staples.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2007?

Sector positioning is a result of our bottom-up stock selection process rather than a top-down, macroeconomic viewpoint. As of April 30, 2007, the Fund was significantly overweight relative to the Russell 1000(R) Growth Index in financials and moderately overweight in the consumer discretionary sector. Both of these overweight positions detracted from the Fund's results during the six-month reporting period. At the end of April 2007, the Fund was significantly underweight in consumer staples and moderately underweight in industrials. These underweight positions enhanced the Fund's results during the reporting period.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund.
1. See footnote on page 6 for more information on the Russell 1000(R) Growth Index.
2. See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                       www.mainstayfunds.com   9

PORTFOLIO OF INVESTMENTS APRIL 30, 2007 UNAUDITED


                                                           SHARES          VALUE
COMMON STOCKS (99.7%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.9%)
Honeywell International, Inc.                               7,837   $    424,609
Raytheon Co.                                                7,692        411,830
United Technologies Corp.                                   8,744        586,985
                                                                    ------------
                                                                       1,423,424
                                                                    ------------
AUTOMOBILES (1.4%)
Harley-Davidson, Inc. (a)                                   8,241        521,820
                                                                    ------------
BEVERAGES (1.5%)
Coca-Cola Co. (The)                                        10,458        545,803
                                                                    ------------
BIOTECHNOLOGY (1.7%)
Gilead Sciences, Inc. (b)                                   7,481        611,347
                                                                    ------------

CAPITAL MARKETS (6.8%)
Ameriprise Financial, Inc.                                  5,028        299,015
Charles Schwab Corp. (The)                                 15,617        298,597
Goldman Sachs Group, Inc. (The)                             2,816        615,606
Legg Mason, Inc.                                            3,149        312,349
Morgan Stanley (a)                                          5,007        420,638
State Street Corp.                                          8,491        584,775
                                                                    ------------
                                                                       2,530,980
                                                                    ------------
CHEMICALS (1.2%)
E.I. du Pont de Nemours & Co.                               9,047        444,841
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Steelcase, Inc. Class A                                    13,505        263,618
                                                                    ------------

COMMUNICATIONS EQUIPMENT (6.4%)
V  Cisco Systems, Inc. (b)                                 40,376      1,079,654
Corning, Inc. (b)                                          18,510        439,057
V  QUALCOMM, Inc.                                          18,987        831,631
                                                                    ------------
                                                                       2,350,342
                                                                    ------------
COMPUTERS & PERIPHERALS (8.0%)
V  Apple, Inc. (b)                                          7,128        711,374
EMC Corp. (b)                                              25,936        393,709
V  Hewlett-Packard Co.                                     17,223        725,777
V  International Business Machines Corp.                   11,142      1,138,824
                                                                    ------------
                                                                       2,969,684
                                                                    ------------
CONSTRUCTION & ENGINEERING (0.9%)
Jacobs Engineering Group, Inc. (b)                          6,416        323,559
                                                                    ------------


                                                           SHARES          VALUE
CONSUMER FINANCE (1.7%)
American Express Co.                                       10,079   $    611,493
                                                                    ------------

DIVERSIFIED CONSUMER SERVICES (1.0%)
ITT Educational Services, Inc. (b)                          3,661        355,886
                                                                    ------------

DIVERSIFIED FINANCIAL SERVICES (3.0%)
JPMorgan Chase & Co.                                        5,256        273,838
Moody's Corp.                                               7,469        493,850
NYSE Euronext (b)                                           4,199        354,102
                                                                    ------------
                                                                       1,121,790
                                                                    ------------
ELECTRIC UTILITIES (0.5%)
Duke Energy Corp. (a)                                       9,600        196,992
                                                                    ------------

ELECTRICAL EQUIPMENT (1.9%)
Cooper Industries, Ltd. Class A                             5,574        277,362
Emerson Electric Co.                                        9,173        431,039
                                                                    ------------
                                                                         708,401
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Agilent Technologies, Inc. (b)                              9,562        328,646
                                                                    ------------

ENERGY EQUIPMENT & SERVICES (3.3%)
ENSCO International, Inc.                                   7,259        409,262
Halliburton Co.                                            12,943        411,199
National Oilwell Varco, Inc. (b)                            4,765        404,310
                                                                    ------------
                                                                       1,224,771
                                                                    ------------
FOOD & STAPLES RETAILING (5.0%)
Costco Wholesale Corp.                                      8,123        435,149
CVS Caremark Corp.                                         16,977        615,247
V  Wal-Mart Stores, Inc.                                   16,705        800,504
                                                                    ------------
                                                                       1,850,900
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES (3.6%)
Becton, Dickinson & Co.                                     4,036        317,593
Hospira, Inc. (b)                                          11,885        481,937
Medtronic, Inc.                                            10,111        535,175
                                                                    ------------
                                                                       1,334,705
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10 MainStay Growth Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (2.6%)
Aetna, Inc.                                                 9,588   $    449,485
Medco Health Solutions, Inc. (b)                            6,599        514,854
                                                                    ------------
                                                                         964,339
                                                                    ------------
HEALTH CARE TECHNOLOGY (0.8%)
IMS Health, Inc.                                           10,385        304,592
                                                                    ------------

HOTELS, RESTAURANTS & LEISURE (2.4%)
Starbucks Corp. (b)                                        17,558        544,649
Wyndham Worldwide Corp. (b)                                 9,502        328,769
                                                                    ------------
                                                                         873,418
                                                                    ------------
INDUSTRIAL CONGLOMERATES (2.4%)
General Electric Co.                                        7,980        294,143
Textron, Inc.                                               3,418        347,508
Tyco International, Ltd.                                    8,003        261,138
                                                                    ------------
                                                                         902,789
                                                                    ------------
INSURANCE (1.1%)
American International Group, Inc.                          5,634        393,873
                                                                    ------------
INTERNET & CATALOG RETAIL (0.8%)
Expedia, Inc. (a)(b)                                       13,017        307,462
                                                                    ------------

INTERNET SOFTWARE & SERVICES (2.3%)
eBay, Inc. (b)                                             13,342        452,827
Yahoo!, Inc. (a)(b)                                        14,108        395,588
                                                                    ------------
                                                                         848,415
                                                                    ------------
IT SERVICES (1.6%)
Accenture, Ltd. Class A (a)                                 7,092        277,297
Western Union Co. (The)                                    14,990        315,540
                                                                    ------------
                                                                         592,837
                                                                    ------------
LIFE SCIENCES TOOLS & SERVICES (1.5%)
Thermo Fisher Scientific, Inc. (b)                         10,298        536,114
                                                                    ------------
MACHINERY (0.9%)
Parker Hannifin Corp.                                       3,541        326,268
                                                                    ------------

MEDIA (3.9%)
DIRECTV Group, Inc. (The) (b)                              15,575        371,308
McGraw-Hill Cos., Inc. (The) (a)                            4,396        288,070
Viacom, Inc. Class B (b)                                    8,875        366,094


                                                           SHARES          VALUE
MEDIA (CONTINUED)
Walt Disney Co. (The)                                      11,531   $    403,354
                                                                    ------------
                                                                       1,428,826
                                                                    ------------
METALS & MINING (1.6%)
Rio Tinto PLC, Sponsored ADR (a)(c)                         1,112        271,328
Southern Copper Corp. (a)                                   4,059        325,938
                                                                    ------------
                                                                         597,266
                                                                    ------------
MULTILINE RETAIL (2.8%)
Dollar Tree Stores, Inc. (b)                                7,252        285,149
Federated Department Stores, Inc.                           6,344        278,628
Target Corp.                                                8,094        480,541
                                                                    ------------
                                                                       1,044,318
                                                                    ------------
OIL, GAS & CONSUMABLE FUELS (1.9%)
ExxonMobil Corp.                                            5,138        407,854
Valero Energy Corp.                                         4,157        291,946
                                                                    ------------
                                                                         699,800
                                                                    ------------
PHARMACEUTICALS (5.5%)
V  Abbott Laboratories                                     11,262        637,654
V  Schering-Plough Corp.                                   26,365        836,561
Wyeth                                                      10,390        576,645
                                                                    ------------
                                                                       2,050,860
                                                                    ------------
ROAD & RAIL (1.0%)
Norfolk Southern Corp.                                      6,837        364,002
                                                                    ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.2%)
Altera Corp. (a)(b)                                        15,798        356,087
ASML Holding NV, N.Y. Shares (b)                            9,868        268,903
V  Intel Corp.                                             44,816        963,544
Microchip Technology, Inc.                                  8,680        350,151
                                                                    ------------
                                                                       1,938,685
                                                                    ------------
SOFTWARE (3.7%)
CA, Inc.                                                   10,685        291,273
V  Microsoft Corp.                                         35,893      1,074,636
                                                                    ------------
                                                                       1,365,909
                                                                    ------------
SPECIALTY RETAIL (1.5%)
Ross Stores, Inc.                                           8,645        286,582
Staples, Inc. (a)                                          10,815        268,212
                                                                    ------------
                                                                         554,794
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (1.8%)
Coach, Inc. (b)                                             8,144   $    397,672
Hanesbrands, Inc. (b)                                      10,073        267,841
                                                                    ------------
                                                                         665,513
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (1.0%)
Sprint Nextel Corp.                                        17,946        359,458
                                                                    ------------
Total Common Stocks
 (Cost $33,466,292)                                                   36,838,540
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (8.3%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (2.1%)
Commonwealth Bank of Australia (Delaware) Finance,
 Inc.
 5.273%, due 5/23/07 (d)                            $     140,030        140,030
Compass Securitization
 5.292%, due 5/23/07 (d)                                   46,676         46,676
 5.294%, due 5/31/07 (d)                                   46,676         46,676
Den Danske Bank
 5.276%, due 5/15/07 (d)                                  140,030        140,030
Jupiter Securitization Corp.
 5.281%, due 5/22/07 (d)                                   42,009         42,009
 5.289%, due 5/4/07 (d)                                    93,353         93,353
Kitty Hawk Funding Corp.
 5.292%, due 5/15/07 (d)                                   46,677         46,677
Old Line Funding LLC
 5.293%, due 5/16/07 (d)                                   46,676         46,676
Park Avenue Receivables Corp.
 5.268%, due 5/1/07 (d)                                    46,677         46,677
Ranger Funding
 5.293%, due 5/22/07 (d)                                   93,353         93,353
Yorktown Capital LLC
 5.282%, due 5/31/07 (d)                                   46,677         46,677
                                                                    ------------
Total Commercial Paper
 (Cost $788,834)                                                         788,834
                                                                    ------------

                                                           SHARES
INVESTMENT COMPANY (1.1%)
BGI Institutional Money Market Fund (d)                   409,914        409,914
                                                                    ------------
Total Investment Company
 (Cost $409,914)                                                         409,914
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT          VALUE
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
 5.42% dated 4/30/07
 due 5/1/07
 Proceeds at Maturity $93,367
 (Collateralized by various Corporate
 Bonds and a U.S. Treasury Note, with
 rates between 0.00%-8.38% and
 maturity dates between 8/1/07-2/15/99,
 with a Principal Amount of $148,049
 and a Market Value of $97,556) (d)                 $      93,353   $     93,353
                                                                    ------------
Total Repurchase Agreement
 (Cost $93,353)                                                           93,353
                                                                    ------------
TIME DEPOSITS (4.8%)
Abbey National PLC
 5.30%, due 5/7/07 (d)                                     93,353         93,353
Bank of America Corp.
 5.27%, due 5/18/07 (d)(e)                                 93,353         93,353
Bank of Nova Scotia
 5.28%, due 5/17/07 (d)                                    93,353         93,353
Calyon
 5.31%, due 5/1/07 (d)                                    466,766        466,766
Deutsche Bank AG
 5.28%, due 5/15/07 (d)                                   140,030        140,030
KBC Bank N.V.
 5.28%, due 6/5/07 (d)                                    102,688        102,688
Rabobank Nederland
 5.265%, due 5/3/07 (d)                                    93,353         93,353
Royal Bank of Scotland
 5.285%, due 5/8/07 (d)                                    93,353         93,353
Skandinaviska Enskilda Banken AB
 5.29%, due 5/31/07 (d)                                    93,353         93,353
Societe Generale North America, Inc.
 5.29%, due 6/15/07 (d)                                    93,353         93,353
Toronto Dominion Bank
 5.28%, due 5/11/07 (d)                                   373,413        373,413
UBS AG
 5.27%, due 5/4/07 (d)                                     46,677         46,677
                                                                    ------------
Total Time Deposits
 (Cost $1,783,045)                                                     1,783,045
                                                                    ------------
Total Short-Term Investments
 (Cost $3,075,146)                                                     3,075,146
                                                                    ------------
Total Investments
 (Cost $36,541,438) (f)                                     108.0%    39,913,686(g)
Liabilities in Excess of Cash and Other Assets               (8.0)    (2,956,983)
                                                    -------------   ------------
Net Assets                                                  100.0%  $ 36,956,703
                                                    =============   ============

 12 MainStay Growth Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

(a) Represents a security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c)  ADR--American Depositary Receipt.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) Floating rate. Rate shown is the rate in effect at April 30, 2007.
(f)  The cost for federal income tax purposes is $36,549,099.
(g)  At April 30, 2007 net unrealized appreciation was
     $3,364,587, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,530,288 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $165,701.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2007 UNAUDITED

ASSETS:
Investment in securities, at value (identified
  cost $36,541,438) including $2,990,632 market
  value of securities loaned                     $39,913,686
Cash                                                 557,863
Receivables:
  Investment securities sold                       1,290,912
  Dividends and interest                              15,704
  Fund shares sold                                     5,080
Other assets                                           3,711
                                                 ------------
    Total assets                                  41,786,956
                                                 ------------
LIABILITIES:
Securities lending collateral                      3,075,146
Payables:
  Investment securities purchased                  1,648,432
  Shareholder communication                           40,424
  Fund shares redeemed                                25,202
  Manager (See Note 3)                                22,662
  Professional fees                                   11,429
  Custodian                                            6,016
  NYLIFE Distributors (See Note 3)                       111
Accrued expenses                                         831
                                                 ------------
    Total liabilities                              4,830,253
                                                 ------------
Net assets                                       $36,956,703
                                                 ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                        $         5
  Class B                                                  5
  Class C                                                  5
  Class I                                              3,140
Additional paid-in capital                        33,326,874
Accumulated undistributed net investment income       24,434
Accumulated undistributed net realized gain on
  investments                                        229,992
Net unrealized appreciation on investments         3,372,248
                                                 ------------
Net assets                                       $36,956,703
                                                 ============
CLASS A
Net assets applicable to outstanding shares      $    58,443
                                                 ============
Shares of capital stock outstanding                    5,000
                                                 ============
Net asset value per share outstanding            $     11.69
Maximum sales charge (5.50% of offering price)          0.68
                                                 ------------
Maximum offering price per share outstanding     $     12.37
                                                 ============
CLASS B
Net assets applicable to outstanding shares      $    57,778
                                                 ============
Shares of capital stock outstanding                    5,000
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     11.56
                                                 ============
CLASS C
Net assets applicable to outstanding shares      $    57,787
                                                 ============
Shares of capital stock outstanding                    5,000
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     11.56
                                                 ============
CLASS I
Net assets applicable to outstanding shares      $36,782,695
                                                 ============
Shares of capital stock outstanding                3,140,353
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     11.71
                                                 ============

 14 MainStay Growth Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                       $  194,285
  Interest                                            11,538
  Income from securities loaned--net                   4,822
                                                  -----------
    Total income                                     210,645
                                                  -----------
EXPENSES:
  Manager (See Note 3)                               108,717
  Shareholder communication                           13,608
  Professional fees                                   11,759
  Custodian                                           10,870
  Registration                                         2,985
  Directors                                              530
  Distribution--Class B (See Note 3)                     207
  Distribution--Class C (See Note 3)                     207
  Distribution/Service--Class A (See Note 3)              70
  Service--Class B (See Note 3)                           69
  Service--Class C (See Note 3)                           69
  Miscellaneous                                        3,837
                                                  -----------
    Total expenses                                   152,928
  Net recouped fees (See Note 3)                       3,394
                                                  -----------
    Net expenses                                     156,322
                                                  -----------
Net investment income                                 54,323
                                                  -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                     238,833
Net change in unrealized appreciation on
  investments                                      1,923,112
                                                  -----------
Net realized and unrealized gain on investments    2,161,945
                                                  -----------
Net increase in net assets resulting from
  operations                                      $2,216,268
                                                  ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2007 UNAUDITED AND THE PERIOD NOVEMBER 4, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2006

                                              2007          2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                 $    54,323   $    13,323
 Net realized gain on investments          238,833       186,884
 Net change in unrealized
  appreciation on investments            1,923,112     1,449,136
                                       -------------------------
 Net increase in net assets resulting
  from operations                        2,216,268     1,649,343
                                       -------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class I                                 (43,212)           --
 From net realized gain on investments:
   Class A                                    (384)           --
   Class B                                    (382)           --
   Class C                                    (382)           --
   Class I                                (194,577)           --
                                       -------------------------
   Total dividends and distributions
    to shareholders                       (238,937)           --
                                       -------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                      --        50,385
   Class B                                      --        50,000
   Class C                                      --        50,000
   Class I                               8,189,295    25,050,743
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                                       3            --
   Class I                                 165,574            --
                                       -------------------------
                                         8,354,872    25,201,128
 Cost of shares redeemed:
   Class A                                    (415)           --
   Class I                                (125,545)     (100,011)
                                       -------------------------
                                          (125,960)     (100,011)
   Increase in net assets derived
    from capital share transactions      8,228,912    25,101,117
                                       -------------------------
   Net increase in net assets           10,206,243    26,750,460

NET ASSETS:
Beginning of period                     26,750,460            --
                                       -------------------------
End of period                          $36,956,703   $26,750,460
                                       =========================
Accumulated undistributed net
 investment income at end of period    $    24,434   $    13,323
                                       =========================

 16 MainStay Growth Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                 CLASS A                                  CLASS B
                                     -------------------------------          -------------------------------
                                                         NOVEMBER 4,                              NOVEMBER 4,
                                     SIX MONTHS             2005*             SIX MONTHS             2005*
                                       ENDED               THROUGH              ENDED               THROUGH
                                     APRIL 30,           OCTOBER 31,          APRIL 30,           OCTOBER 31,
                                       2007**               2006                2007**               2006
Net asset value at beginning
  of period                            $11.01              $10.00               $10.93              $10.00
                                     ----------          -----------          ----------          -----------
Net investment income (loss)             0.01               (0.01)               (0.03)              (0.09)
Net realized and unrealized
  gain on investments                    0.75                1.02                 0.74                1.02
                                     ----------          -----------          ----------          -----------
Total from investment
  operations                             0.76                1.01                 0.71                0.93
                                     ----------          -----------          ----------          -----------
Less distributions:
  From net realized gain on
    investments                         (0.08)                 --                (0.08)                 --
                                     ----------          -----------          ----------          -----------
Net asset value at end of
  period                               $11.69              $11.01               $11.56              $10.93
                                     ==========          ===========          ==========          ===========
Total investment return (a)              6.81%(b)           10.20%(b)             6.50%(b)            9.30%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)           0.12%+             (0.12%)+             (0.63%)+            (0.87%)+
  Net expenses                           1.25%+              1.25% +              2.00%+              2.00% +
  Expenses (before
    recoupment/waiver)                   1.23%+              1.71% +              1.98%+              2.46% +
Portfolio turnover rate                    79%                138%                  79%                138%
Net assets at end of period
  (in 000's)                           $   58              $   55               $   58              $   55

                                                 CLASS C                                  CLASS I
                                     -------------------------------          -------------------------------
                                                         NOVEMBER 4,                              NOVEMBER 4,
                                     SIX MONTHS             2005*             SIX MONTHS             2005*
                                       ENDED               THROUGH              ENDED               THROUGH
                                     APRIL 30,           OCTOBER 31,          APRIL 30,           OCTOBER 31,
                                       2007**               2006                2007**               2006
Net asset value at beginning
  of period                            $10.93              $10.00              $ 11.04              $ 10.00
                                     ----------          -----------          ----------          -----------
Net investment income (loss)            (0.03)              (0.09)                0.02                 0.01
Net realized and unrealized
  gain on investments                    0.74                1.02                 0.75                 1.03
                                     ----------          -----------          ----------          -----------
Total from investment
  operations                             0.71                0.93                 0.77                 1.04
                                     ----------          -----------          ----------          -----------
Less dividends and
  distributions:
  From net investment income               --                  --                (0.02)                  --
  From net realized gain on
    investments                         (0.08)                 --                (0.08)                  --
                                     ----------          -----------          ----------          -----------
Total dividends and
  distributions                         (0.08)                 --                (0.10)                  --
                                     ----------          -----------          ----------          -----------
Net asset value at end of
  period                               $11.56              $10.93              $ 11.71              $ 11.04
                                     ==========          ===========          ==========          ===========
Total investment return (a)              6.40%(b)            9.40%(b)             6.95%(b)            10.40%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)          (0.63%)+            (0.87%)+              0.35%+               0.11%+
  Net expenses                           2.00%+              2.00% +              1.00%+               1.00%+
  Expenses (before
    recoupment/waiver)                   1.98%+              2.46% +              0.98%+               1.46%+
Portfolio turnover rate                    79%                138%                  79%                 138%
Net assets at end of period
  (in 000's)                           $   58              $   55              $36,783              $26,586

*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(b)  Total return is not annualized.

 18 MainStay Growth Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of fifteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Growth Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A, Class B, Class C and Class I shares commenced on November 4, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2007, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all federal and state income and excise taxes.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate

                                                      www.mainstayfunds.com   19
classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
21) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets & liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 4 on page 21.)

(H) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the average daily net assets of the Fund.

The Manager has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.25%; Class B, 2.00%; Class C, 2.00%; and Class I, 1.00%. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.25% of the Fund's average daily net assets for its Class I shares. The Manager also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. For the six months ended April 30, 2007, the Manager earned fees from the Fund in the amount of $108,717 and recouped fees previously reimbursed to the Fund in the amount of $3,394.

 20 MainStay Growth Equity Fund

As of April 30, 2007, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                          OCTOBER 31,
                              2009          TOTAL
                            $58,231        $58,231
 ------------------------------------------------------------

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. The fund did not have any transfer agent expenses for the six months ended April 30, 2007.

(D) INDEPENDENT DIRECTORS FEES. For the six months ended April 30, 2007, Independent Directors were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board Meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Directors receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and other registered investment companies managed by NYLIM that are served by the Directors.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2007, New York Life and its affiliates held beneficially, shares of the Fund with the following values and percentages of net assets as follows:

Class A                                $   58,443         100.0%
-----------------------------------------------------------------
Class B                                    57,778         100.0
-----------------------------------------------------------------
Class C                                    57,787         100.0
-----------------------------------------------------------------
Class I                                 9,092,921          24.7
-----------------------------------------------------------------

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2007, these fees, which are included in Professional fees shown on the Statement of Operations, were $718.

NOTE 4--FUND SECURITIES LOANED:

As of April 30, 2007, the Fund had securities on loan with an aggregate market value of $2,990,632. The Fund received $3,075,146 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost, which approximates market value.

NOTE 5--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to

                                                      www.mainstayfunds.com   21
secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2007.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2007, purchases and sales of securities, other than short-term securities, were $32,576 and $24,423, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED
                                                    APRIL 30, 2007**
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                --          --        --       727
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions              --  (a)     --        --        15
-------------------------------------------------------------------------------
                                           --  (a)     --        --       742
Shares redeemed                           (--)(a)      --        --       (11)
-------------------------------------------------------------------------------
Net increase (decrease)                   (--)(a)      --        --       731
-------------------------------------------------------------------------------

                                              PERIOD FROM NOVEMBER 4, 2005*
                                                THROUGH OCTOBER 31, 2006
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                  5         5         5       2,418
-------------------------------------------------------------------------------
Shares redeemed                             --        --        --          (9)
-------------------------------------------------------------------------------
Net increase                                 5         5         5       2,409
-------------------------------------------------------------------------------

*   Commencement of Operations.
**  Unaudited.
(a) Less than one thousand shares.

NOTE 9--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of Eclipse Funds Inc.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that the tax positions will be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until June 30, 2007. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 22 MainStay Growth Equity Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory Agreement. At its March 29-30, 2007 meeting, the Board of Directors (the "Board") of the Growth Equity Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the renewal of the Fund's Management Agreement (the "Agreement") for one additional year.

In reaching its decision to renew the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2006 and March 2007. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. These reports were developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to renew the Agreement for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM. as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to renew the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all of the information provided to the Board throughout the year and specifically in connection with the contract renewal process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A discussion of the factors that figured prominently in the Board's decision to renew the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the renewal of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), including the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM.'s. The Board further considered NYLIM's track record and experience in

                                                      www.mainstayfunds.com   23
roviding investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE GROWTH EQUITY FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In evaluating the Fund's investment performance, the Board took into consideration whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, recent increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering

 24 MainStay Growth Equity Fund
the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fees when compared to similar fees charged by NYLIM to other investment advisory clients, and fee charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof that information, the Board, which consisted entirely of Independent Directors, unanimously approved the renewal of the Agreement for one additional year.

                                                      www.mainstayfunds.com   25

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).
SPECIAL MEETING OF SHAREHOLDERS
Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

                                     VOTES
GROWTH EQUITY FUND     VOTES FOR    WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley      1,575,314.128   0.000        0.000      1,575,314.128
--------------------------------------------------------------------------
Alan R. Latshaw      1,575,314.128   0.000        0.000      1,575,314.128
--------------------------------------------------------------------------
Peter Meenan         1,575,314.128   0.000        0.000      1,575,314.128
--------------------------------------------------------------------------
Richard H. Nolan,
 Jr.                 1,575,314.128   0.000        0.000      1,575,314.128
--------------------------------------------------------------------------
Richard S.
 Trutanic            1,575,314.128   0.000        0.000      1,575,314.128
--------------------------------------------------------------------------
Roman L. Weil        1,575,314.128   0.000        0.000      1,575,314.128
--------------------------------------------------------------------------
John A. Weisser      1,575,314.128   0.000        0.000      1,575,314.128
--------------------------------------------------------------------------
Brian A. Murdock     1,575,314.128   0.000        0.000      1,575,314.128
--------------------------------------------------------------------------

This resulted in approval of the proposal.

 26 MainStay Growth Equity Fund

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of Eclipse Funds Inc. (the "Fund") was held on May 4, 2007, at the offices of New York Life Investment Management LLC in Parsippany, New Jersey. The Directors listed below were elected to serve the Fund effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                     NUMBER OF FUNDS
                          POSITION(S) HELD                                    IN FUND COMPLEX
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite;        Member of the Board of Managers        65         Trustee, Eclipse Funds since
        3/14/56           Director since     and President (since 2004) and                    June 2007 (3 funds); Director,
                          June 2007 and      Chief Executive Officer (since                    MainStay VP Series Fund, Inc.,
                          Chief Executive    2006), New York Life Investment                   since 2006 (25 portfolios);
                          Officer since      Management LLC and New York                       Director, ICAP Funds, Inc.,
                          2006               Life Investment Management                        since 2006 (3 funds); Trustee,
                                             Holdings LLC; Senior Vice                         The MainStay Funds since 2006
                                             President, New York Life                          (19 funds).
                                             Insurance Company (since 2004);
                                             Chairman of the Board and
                                             President, NYLIFE Distributors
                                             LLC and NYLCAP Manager LLC
                                             (since 2004) and Institutional
                                             Capital LLC (since 2006); Chief
                                             Executive Officer, Eclipse
                                             Funds (since 2006); Chairman
                                             (2006 to 2007) and Trustee and
                                             Chief Executive Officer (since
                                             2006), The MainStay Funds;
                                             Chairman (2006 to 2007) and
                                             Director and Chief Executive
                                             Officer (since 2006), MainStay
                                             VP Series Fund, Inc.; Director
                                             and Chief Executive Officer,
                                             ICAP Funds, Inc. (since 2006);
                                             Chief Investment Officer, MLIM
                                             Europe and Asia (2001 to 2003);
                                             President of Merrill Japan and
                                             Chairman of MLIM's Pacific
                                             Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* Director considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     27

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management          65         Chairman since 2005 and Trustee
        8/12/51           Chairman since     Advisors LLC (since 1990)                         since 2000, Eclipse Funds (3
                          2005 and Director                                                    funds); Chairman and Director,
                          since 1990                                                           ICAP Funds, Inc., since 2006 (3
                                                                                               funds); Chairman and Trustee,
                                                                                               The MainStay Funds, since June
                                                                                               2007 (19 funds); Chairman and
                                                                                               Director, MainStay VP Series
                                                                                               Fund, Inc., since June 2007 (25
                                                                                               portfolios); Trustee, Legg
                                                                                               Mason Partners Funds, Inc.,
                                                                                               since 1991 (30 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite;        Retired; Partner, Ernst & Young        65         Trustee, Eclipse Funds since
        3/27/51           Director and       LLP (2002 to 2003); Partner,                      June 2007 (3 funds); Director,
                          Audit Committee    Arthur Andersen LLP (1976 to                      ICAP Funds, Inc., since June
                          Financial Expert   2002); Consultant to the                          2007 (3 funds); Trustee, The
                          since June 2007    MainStay Funds Audit and                          MainStay Funds since 2006 (19
                                             Compliance Committee (2004                        funds); Director, MainStay VP
                                             to 2006)                                          Series Fund, Inc., since June
                                                                                               2007 (25 portfolios); Trustee,
                                                                                               State Farm Associates Funds
                                                                                               Trusts since 2005 (3
                                                                                               portfolios); Trustee, State
                                                                                               Farm Mutual Fund Trust since
                                                                                               2005 (15 portfolios); Trustee,
                                                                                               State Farm Variable Product
                                                                                               Trust since 2005 (9
                                                                                               portfolios); Trustee, Utopia
                                                                                               Funds since 2005 (4
                                                                                               portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Retired                                65         Trustee, Eclipse Funds since
        12/5/41           Director since                                                       2002 (3 funds); Director, ICAP
                          2002                                                                 Funds, Inc., since June 2007 (3
                                                                                               funds); Trustee, The MainStay
                                                                                               Funds since June 2007 (19
                                                                                               funds); Director, MainStay VP
                                                                                               Series Fund, Inc., since June
                                                                                               2007 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite;        Managing Director, ICC Capital         65         Trustee, Eclipse Funds since
        NOLAN, JR.        Director since     Management; President--Shields/                   June 2007 (3 funds); Director,
        11/16/46          June 2007          Alliance, Alliance Capital                        ICAP Funds, Inc., since June
                                             Management (1994 to 2004)                         2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               2006 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite;        Chairman (since 1990) and Chief        65         Trustee, Eclipse Funds since
        TRUTANIC          Director since     Executive Office (1990 to                         June 2007 (3 funds); Director,
        2/13/52           June 2007          1999), Somerset Group                             ICAP Funds, Inc., since June
                                             (financial advisory firm);                        2007 (3 funds); Trustee, The
                                             Managing Director and Advisor,                    MainStay Funds since 1994 (19
                                             The Carlyle Group (private                        funds); Director, MainStay VP
                                             investment firm) (2002                            Series Fund, Inc., since June
                                             to 2004); Senior Managing                         2007 (25 portfolios).
                                             Director and Partner, Groupe
                                             Arnault S.A. (private
                                             investment firm) (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

 28   MainStay Growth Equity Fund

                          TERM OF OFFICE,
                          POSITION(S) WITH                                    NUMBER OF FUNDS
                          THE COMPANY                                         IN FUND COMPLEX
        NAME AND          AND LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
        DATE OF BIRTH     SERVICE            DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite;        V. Duane Rath Professor of             65         Trustee, Eclipse Funds since
        5/22/40           Director and       Accounting, Graduate School of                    June 2007 (3 funds); Director,
                          Audit Committee    Business, University of                           ICAP Funds, Inc., since June
                          Financial Expert   Chicago; President, Roman L.                      2007 (3 funds); Trustee, The
                          since June 2007    Weil Associates, Inc.                             MainStay Funds since June 2007
                                             (consulting firm)                                 (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1994 (25 portfolios).
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite;        Retired. Managing Director of          65         Trustee, Eclipse Funds since
        10/22/41          Director since     Salomon Brothers, Inc. (1971 to                   June 2007 (3 funds); Director,
                          June 2007          1995)                                             ICAP Funds, Inc., since June
                                                                                               2007 (3 funds); Trustee, The
                                                                                               MainStay Funds since June 2007
                                                                                               (19 funds); Director, MainStay
                                                                                               VP Series Fund, Inc., since
                                                                                               1997 (25 portfolios); Trustee,
                                                                                               Direxion Funds (57 funds) and
                                                                                               Direxion Insurance Trust (45
                                                                                               funds) since March 2007.
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Fund effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Fund effective June 7, 2007:

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Indefinite; Chief  Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Legal Officer      York Life Investment Management LLC (including predecessor
        10/19/46          since 2004         advisory organizations) (since 2000); Secretary (since 2001)
                                             and General Counsel (since 2005), New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company (since 2000); Vice President and
                                             Secretary, McMorgan & Company LLC (since 2002); Secretary,
                                             NYLIM Service Company LLC, NYLCAP Manager LLC, Madison
                                             Capital Funding LLC and Institutional Capital LLC (since
                                             2006); Chief Legal Officer, Eclipse Funds, The MainStay
                                             Funds and MainStay VP Series Fund, Inc. (since 2004),
                                             McMorgan Funds (since 2005) and ICAP Funds, Inc. (since
                                             2006); Managing Director and Senior Counsel, Lehman Brothers
                                             Inc. (1998 to 1999); General Counsel and Managing Director,
                                             JP Morgan Investment Management Inc. (1986 to 1998)
        -------------------------------------------------------------------------------------------------
        JACK BENINTENDE   Indefinite;        Managing Director, New York Life Investment Management LLC
        5/12/64           Treasurer and      (since June 2007); Treasurer and Principal Financial and
                          Principal          Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Financial and      MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          Accounting         2007); Vice President, Prudential Investments (2000 to
                          Officer since      2007); Assistant Treasurer, JennisonDryden Family of Funds,
                          June 2007          Target Portfolio Trust, The Prudential Series Fund and
                                             American
                                             Skandia Trust (2006 to 2007); Treasurer and Principal
                                             Financial Officer, The Greater China
                                             Fund (2007)
        -------------------------------------------------------------------------------------------------
        STEPHEN P.        Indefinite;        Senior Managing Director and Chief Marketing Officer, New
        FISHER            President since    York Life Investment Management LLC (since 2005); Managing
        2/22/59           March 2007         Director--Retail Marketing, New York Life Investment
                                             Management LLC (2003 to 2005); President, Eclipse Funds, The
                                             MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                             Funds, Inc. (since March 2007); Managing Director, UBS
                                             Global Asset Management (1999 to 2003)
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Indefinite; Vice   Director, New York Life Investment Management LLC (including
        HARRINGTON        President--        predecessor advisory organizations) (since 2000); Executive
        2/8/59            Administration     Vice President, New York Life Trust Company and New York
                          since 2005         Life Trust Company, FSB (since 2006); Vice
                                             President--Administration, Eclipse Funds, MainStay VP Series
                                             Fund, Inc., and The MainStay Funds (since 2005) and ICAP
                                             Funds, Inc. (since 2006)
        -------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     29

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICERS

        ALISON H.         Indefinite;        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Senior Vice        2006) and Managing Director and Chief Compliance Officer
        12/16/65          President and      (2003 to 2006), New York Life Investment Management LLC and
                          Chief Compliance   New York Life Investment Management Holdings LLC; Senior
                          Officer since      Managing Director, Compliance (since 2006) and Managing
                          2006               Director, Compliance (2003 to 2006), NYLIFE Distributors
                                             LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                             Vice President and Chief Compliance Officer, Eclipse Funds,
                                             The MainStay Funds and MainStay VP Series Fund, Inc. (since
                                             2006), and ICAP Funds, Inc. (since 2006); Vice
                                             President--Compliance, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (2004 to 2006); Deputy Chief
                                             Compliance Officer, New York Life Investment Management LLC
                                             (2002 to 2003); Vice President and Compliance Officer,
                                             Goldman Sachs Asset Management (1999 to 2002)
        -------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Indefinite;        Managing Director and Associate General Counsel, New York
        MORRISON          Secretary since    Life Investment Management LLC (since 2004); Managing
        3/26/56           2004               Director and Secretary, NYLIFE Distributors LLC (since
                                             2004); Secretary, Eclipse Funds, The MainStay Funds and
                                             MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                             Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                             Vice President and Corporate Counsel, The Prudential
                                             Insurance Company of America (2000 to 2004)
        -------------------------------------------------------------------------------------------------

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Fund effective June 7, 2007.

Christopher O. Blunt resigned as President of the Fund effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Fund effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Fund effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Fund effective March 19, 2007.

 30   MainStay Growth Equity Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund(1)
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(2)
MainStay Growth Equity Fund(3)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Class B shares closed to new investors, except for certain retirement savings and other automatic purchase plans, effective May 21, 2007.
2. Closed to new investors and new purchases as of January 1, 2002.
3. Offered only to residents of Connecticut, Maryland, New Jersey and New York.
4. An affiliate of New York Life Investment Management LLC.

                       Not part of the Semiannual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-A010771         (RECYCLE LOGO)       MS155-07                 MSGE10-04/07
                                                                              B8

ITEM 2. CODE OF ETHICS

          Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

          Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

          Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

          The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

          Not applicable.

ITEM 11. CONTROLS AND PROCEDURES

     (a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS INC.


By: /s/ Stephen P. Fisher
    ---------------------------------
    STEPHEN P. FISHER
    President

Date: July 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ---------------------------------
    STEPHEN P. FISHER
    President

Date: July 5, 2007


By: /s/ Jack R. Benintende
    ---------------------------------
    JACK R. BENINTENDE
    Treasurer and Principal Financial
    and Accounting Officer

Date: July 5, 2007

                                  EXHIBIT INDEX

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.